UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6569

IVY FUNDS

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Jennifer K. Dulski

6300 Lamar Avenue

Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (913) 236-2000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2020

ITEM 1.     REPORTS TO STOCKHOLDERS.

Annual Report MARCH 31, 2020

Ticker
	Class A	Class B	Class C	Class E	Class I	Class N	Class R	Class Y
IVY FUNDS

Ivy Asset Strategy Fund	WASAX	WASBX	WASCX	IASEX	IVAEX	IASTX	IASRX	WASYX

Ivy Balanced Fund	IBNAX	IBNBX	IBNCX	IVYEX	IYBIX	IBARX	IYBFX	IBNYX

Ivy Energy Fund	IEYAX	IEYBX	IEYCX	IVEEX	IVEIX	IENRX	IYEFX	IEYYX

Ivy LaSalle Global Real Estate Fund	IREAX	IREBX	IRECX		IRESX	IRENX	IRERX	IREYX

Ivy Natural Resources Fund	IGNAX	IGNBX	IGNCX	IGNEX	IGNIX	INRSX	IGNRX	IGNYX

Ivy Science and Technology Fund	WSTAX	WSTBX	WSTCX	ISTEX	ISTIX	ISTNX	WSTRX	WSTYX

Ivy Securian Real Estate Securities Fund	IRSAX	IRSBX	IRSCX	IREEX	IREIX	IRSEX	IRSRX	IRSYX

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission (SEC), paper copies of the Funds’ Annual and Semiannual Shareholder Reports no longer will be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Ivy Investments website (www.ivyinvestments.com), and you will be notified by mail each time a report is posted, and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (e.g., a broker-dealer or bank) or, if you are a direct investor, by calling 1-888-923-3355 or by enrolling at www.ivyinvestments.com.

You may elect to receive all future reports in paper format free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you may call 1-888-923-3355 to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper format will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Fund Complex if you invest directly with the Funds.

IVY INVESTMENTS® refers to the financial services offered by Ivy Distributors, Inc., a FINRA member broker dealer and the distributor of IVY FUNDS® mutual funds, and those financial services offered by its affiliates.

CONTENTS	IVY FUNDS

This report is submitted for the general information of the shareholders of Ivy Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current Ivy Funds prospectus, or summary prospectus, and current performance information.

2

PRESIDENT’S LETTER	IVY FUNDS

MARCH 31, 2020 (UNAUDITED)
Philip J. Sanders, CFA

Dear Shareholder,

Global markets enjoyed three quarters of significantly positive returns and low volatility over the fiscal year as monetary policy eased and risk factors abated. Progress was made on several fronts, including reducing global trade tensions, Brexit, and working through a global manufacturing slowdown. However, the upward trajectory suddenly reversed in late February and markets declined in response to two exogenous shocks in the first quarter of 2020: the COVID-19 pandemic and the collapse in energy markets. The COVID-19 pandemic has caused one of the most rapid and dramatic global economic downturns in history. We may not realize the totality of the tragic human consequences for several months. The U.S. stock markets dropped approximately 35% from peak in February to trough in late March. Global economic activity hit a full stop around the world, as countries and businesses implemented plans to isolate and protect each other. The pause on economic activity, along with a conflict between Russia and Saudi Arabia, caused a historic rout in oil markets. Remarkably, within about 30 days, we moved from a relatively strong domestic economy with financial market indexes hitting record highs, to a global recession.

Governments and central banks have taken unprecedented steps to mitigate the economic blow of social distancing. The U.S. Federal Reserve (Fed) carried out two emergency cuts to its policy rate, launched yet another quantitative easing program and rolled out bond-buying programs in an effort to stabilize markets. In a matter of two weeks, the Fed’s balance sheet expanded by $2 trillion. In addition to monetary easing, Congress passed a $2.2 trillion rescue package, the CARES (Coronavirus Aid, Relief and Economic Security) Act, which we believe should provide meaningful support for a recovery.

The economic landscape is evolving and market volatility reflects that uncertainty. Unlike previous recessionary periods, we had an economy performing at record pace before the COVID-19 outbreak. Looking ahead, there are key questions to be answered. Mainly, how long will COVID-19 dampen economic activity and how long will oil stay depressed?

As we examine the investment landscape, we continue to put greater emphasis on the fundamentals and quality of asset classes and sectors. We believe it is important to stay focused on the merits of individual market sectors, industries and company business models when making investment decisions. Those fundamentals historically have tended to outweigh external factors. In today’s environment, we believe there are many high-quality businesses offering attractive entry points and cyclicals that will likely be key beneficiaries in an eventual recovery. Importantly, through this uncertain time, we remain focused on the innovation and management skill within individual companies, the ultimate drivers of long-term stock prices.

Economic Snapshot

	3/31/2020	3/31/2019
S&P 500 Index	2,584.59	2,834.40
MSCI EAFE Index	1,559.59	1,875.43
10-Year Treasury Yield	0.70%	2.41%
U.S. unemployment rate	4.4%	3.8%
30-year fixed mortgage rate	3.50%	4.06%
Oil price per barrel	$20.48	$60.14

Sources: Bloomberg, U.S. Department of Labor, MBA, CME

All government statistics shown are subject to periodic revision. The S&P 500 Index is an unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies. MSCI EAFE Index is an unmanaged index comprised of securities that represent the securities markets in Europe, Australasia and the Far East. It is not possible to invest directly in any of these indexes. Mortgage rates are from BankRate and reflect the overnight national average rate on a conventional 30-year fixed loan. Oil prices reflect the market price of West Texas intermediate grade crude.

Respectfully,

Philip J. Sanders, CFA

President

The opinions expressed in this letter are those of the President of the Ivy Funds and are current only through the end of the period of the report, as stated on the cover. The President’s views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

2020	ANNUAL REPORT	3

ILLUSTRATION OF FUND EXPENSES	IVY FUNDS

(UNAUDITED)

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, exchange fees and account fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended March 31, 2020.

Actual Expenses

The first section in the following table provides information about actual account values and actual expenses for each share class. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. Fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Savings Incentive Match Plan for Employees (SIMPLE) IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the table, a customer is charged an annual fee of $18 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. With limited exceptions, for Class A shares, if your Fund account balance is below $650 on the Friday prior to the last full week of September of each year, the account will be assessed an account fee of $20. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the following table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second section in the following table provides information about hypothetical account values and hypothetical expenses for each share class based on the Fund’s actual expense ratio and an assumed rate of return of five percent per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this five percent hypothetical example with the five percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), exchange fees or account fees. Therefore, the second section in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses paid may be impacted by expense reduction arrangements. If those arrangements had not been in place, expenses paid would have been higher. See Note 6 in Notes to Financial Statements for further information.

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Fund	Beginning Account Value 9-30-19	Ending Account Value 3-31-20	Expenses Paid During Period*	Beginning Account Value 9-30-19	Ending Account Value 3-31-20	Expenses Paid During Period*
Ivy Asset Strategy Fund
Class A	$1,000	$853.80	$5.19	$1,000	$1,019.44	$5.65	1.11%
Class B**	$1,000	$850.20	$8.88	$1,000	$1,015.41	$9.67	1.92%
Class C	$1,000	$850.20	$8.60	$1,000	$1,015.71	$9.37	1.86%
Class E	$1,000	$854.00	$4.64	$1,000	$1,020.01	$5.05	1.00%
Class I	$1,000	$854.80	$3.99	$1,000	$1,020.72	$4.34	0.86%
Class N	$1,000	$855.50	$3.25	$1,000	$1,021.46	$3.54	0.71%
Class R	$1,000	$852.20	$6.67	$1,000	$1,017.78	$7.26	1.44%
Class Y	$1,000	$853.90	$5.10	$1,000	$1,019.53	$5.55	1.09%

See footnotes on page 6.

4	ANNUAL REPORT	2020

ILLUSTRATION OF FUND EXPENSES	IVY FUNDS

(UNAUDITED)

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Fund	Beginning Account Value 9-30-19	Ending Account Value 3-31-20	Expenses Paid During Period*	Beginning Account Value 9-30-19	Ending Account Value 3-31-20	Expenses Paid During Period*
Ivy Balanced Fund
Class A	$1,000	$894.60	$5.12	$1,000	$1,019.57	$5.45	1.09%
Class B**	$1,000	$891.10	$8.89	$1,000	$1,015.62	$9.47	1.88%
Class C	$1,000	$891.10	$8.60	$1,000	$1,015.91	$9.17	1.82%
Class E***	$1,000	$895.00	$4.55	$1,000	$1,020.22	$4.85	0.96%
Class I	$1,000	$895.70	$4.08	$1,000	$1,020.72	$4.34	0.86%
Class N	$1,000	$896.60	$3.41	$1,000	$1,021.45	$3.64	0.71%
Class R	$1,000	$893.10	$6.82	$1,000	$1,017.77	$7.26	1.45%
Class Y	$1,000	$894.60	$5.12	$1,000	$1,019.56	$5.45	1.09%
Ivy Energy Fund
Class A	$1,000	$424.80	$4.99	$1,000	$1,018.04	$7.06	1.39%
Class B**	$1,000	$422.70	$8.11	$1,000	$1,013.64	$11.48	2.27%
Class C	$1,000	$422.50	$7.54	$1,000	$1,014.44	$10.68	2.11%
Class E***	$1,000	$425.10	$4.49	$1,000	$1,018.68	$6.36	1.26%
Class I	$1,000	$425.00	$3.56	$1,000	$1,020.02	$5.05	0.99%
Class N	$1,000	$425.40	$3.56	$1,000	$1,020.02	$5.05	0.99%
Class R	$1,000	$423.80	$6.19	$1,000	$1,016.34	$8.77	1.73%
Class Y	$1,000	$424.70	$4.92	$1,000	$1,018.07	$6.96	1.39%
Ivy LaSalle Global Real Estate Fund
Class A	$1,000	$758.60	$6.59	$1,000	$1,017.50	$7.57	1.50%
Class B**	$1,000	$756.40	$9.31	$1,000	$1,014.42	$10.68	2.12%
Class C	$1,000	$756.20	$9.48	$1,000	$1,014.18	$10.88	2.16%
Class I	$1,000	$761.00	$4.67	$1,000	$1,019.74	$5.35	1.05%
Class N	$1,000	$760.30	$4.66	$1,000	$1,019.74	$5.35	1.05%
Class R	$1,000	$757.40	$7.91	$1,000	$1,015.98	$9.07	1.80%
Class Y	$1,000	$759.90	$6.42	$1,000	$1,017.75	$7.36	1.45%
Ivy Natural Resources Fund
Class A	$1,000	$653.40	$7.19	$1,000	$1,016.30	$8.77	1.74%
Class B**	$1,000	$647.40	$15.90	$1,000	$1,005.75	$19.36	3.85%
Class C	$1,000	$650.60	$10.32	$1,000	$1,012.55	$12.58	2.49%
Class E	$1,000	$654.70	$4.96	$1,000	$1,018.96	$6.06	1.21%
Class I	$1,000	$655.20	$4.80	$1,000	$1,019.22	$5.86	1.16%
Class N	$1,000	$656.00	$4.06	$1,000	$1,020.05	$4.95	0.99%
Class R	$1,000	$653.90	$7.19	$1,000	$1,016.35	$8.77	1.73%
Class Y	$1,000	$654.30	$5.71	$1,000	$1,018.10	$6.96	1.38%

See footnotes on page 6.

2020	ANNUAL REPORT	5

ILLUSTRATION OF FUND EXPENSES	IVY FUNDS

(UNAUDITED)

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Fund	Beginning Account Value 9-30-19	Ending Account Value 3-31-20	Expenses Paid During Period*	Beginning Account Value 9-30-19	Ending Account Value 3-31-20	Expenses Paid During Period*
Ivy Science and Technology Fund
Class A	$1,000	$962.00	$5.69	$1,000	$1,019.16	$5.86	1.17%
Class B**	$1,000	$957.90	$9.89	$1,000	$1,014.91	$10.18	2.02%
Class C	$1,000	$958.30	$9.50	$1,000	$1,015.33	$9.77	1.93%
Class E	$1,000	$961.50	$6.18	$1,000	$1,018.65	$6.36	1.27%
Class I	$1,000	$962.90	$4.71	$1,000	$1,020.16	$4.85	0.97%
Class N	$1,000	$963.70	$4.03	$1,000	$1,020.90	$4.14	0.82%
Class R	$1,000	$960.10	$7.64	$1,000	$1,017.20	$7.87	1.56%
Class Y	$1,000	$962.00	$5.69	$1,000	$1,019.16	$5.86	1.17%
Ivy Securian Real Estate Securities Fund
Class A	$1,000	$782.10	$6.24	$1,000	$1,017.99	$7.06	1.40%
Class B**	$1,000	$778.50	$10.49	$1,000	$1,013.24	$11.88	2.35%
Class C	$1,000	$779.10	$9.87	$1,000	$1,013.91	$11.18	2.22%
Class E	$1,000	$782.80	$5.97	$1,000	$1,018.29	$6.76	1.34%
Class I	$1,000	$783.70	$4.73	$1,000	$1,019.73	$5.35	1.05%
Class N	$1,000	$784.30	$4.10	$1,000	$1,020.39	$4.65	0.92%
Class R	$1,000	$781.30	$7.57	$1,000	$1,016.51	$8.57	1.70%
Class Y	$1,000	$782.60	$5.70	$1,000	$1,018.59	$6.46	1.28%

*

Fund expenses for each share class are equal to the Fund’s annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 183 days in the six-month period ended March 31, 2020, and divided by 366.

**	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

***	Class share is closed to investment.

(1)

This section uses the Fund’s actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The “Ending Account Value” shown is computed using the Fund’s actual return and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column of this section.

(2)

This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund’s ongoing costs with other mutual funds. A shareholder can compare the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads or exchange fees.

6	ANNUAL REPORT	2020

MANAGEMENT DISCUSSION	IVY ASSET STRATEGY FUND

(UNAUDITED)

Chace Brundige

W. Jeffery Surles

Below, F. Chace Brundige, CFA, and W. Jeffery Surles, CFA, portfolio managers of Ivy Asset Strategy Fund, discuss positioning, performance and results for the fiscal year ended March 31, 2020. Mr. Brundige has 26 years of industry experience and has managed the Fund for five years. Mr. Surles has 18 years of industry experience and has managed the Fund for two years.

Fiscal Year Performance

For the 12 Months Ended March 31, 2020
Ivy Asset Strategy Fund (Class A shares at net asset value)	-10.69%
Ivy Asset Strategy Fund (Class A shares including sales charges)	-15.83%

Benchmark and Morningstar Category
MSCI ACWI Index	-11.25%
(generally reflects the performance of stocks in 46 developed and emerging markets)
Morningstar World Allocation Category Average	-11.01%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses, while index returns do not include any such fees. The performance discussion below is at net asset value (NAV).

A quick bear market to cap off a tumultuous, grinding year

This fiscal year was going to be a grind from the very beginning. It began with a continuation of a sustained bounce off the December 2018 bottom, with the S&P 500 Index clawing back to its September 2018 peak by late April 2019. It would take the MSCI ACWI Index (the Fund’s benchmark) until July to achieve the same feat. Meanwhile, the U.S. Treasury curve continued to dip, signaling that U.S. Federal Reserve (Fed) policy was too tight given so much uncertainty over trade policy. During the summer of 2019, markets bounced around without conviction, responding to the various twists in the U.S.-China trade dispute. In July, Fed Chairman Jerome Powell signaled a willingness to cut rates, which the Fed finally did during its July 31 meeting. Markets promptly yawned and consolidated, awaiting positive signals on trade. Constructive posturing began to emerge in early October, with additional news leaking over subsequent weeks, allowing for an extended equity rally into calendar year-end on the back of Fed rate cuts in both its September and October meetings. By that time, the U.S. Treasury yield curve had assumed a more normal, upward sloping posture, with the upper bound of the federal funds rate now targeted at 1.75%, down from 2.5%.

In retrospect, this all seems rather academic given the dismantling of asset markets that occurred during the fourth quarter of the fiscal year. We lived, and invested, through the bear market of 2000-2002, and tried our best to navigate the Global Financial Crisis of 2008, but nothing had quite prepared us for the rapid demand-led shock of COVID-19.

Though the first week of March, the Fund performed within our range of expectations. As the globe started to shut down and the real economy began to stop, the Fund experienced significantly more volatility than expected. Asset correlations rose, credit went through a painful leverage unwind and equities retreated given the uncertain backdrop. While we plan for and consider many scenarios in our research, the global economy coming to almost a complete standstill was not something we contemplated. This pain was particularly acute on the credit side of the portfolio, where several positions took substantial hits.

We came into calendar year 2020 with lower expected risk than experienced through most of 2019. We were finding fewer attractive opportunities within equities, while credit spreads had also tightened, offering limited appeal. In trimming or selling several positions in U.S. stocks, and finding some areas of perceived relative value overseas, our equity portfolio was underweight the U.S., overweight Europe, slightly overweight Japan and overweight India within emerging markets. In staying within our expected volatility range of 70-90% of the benchmark index, we maintained a sizeable position in fixed-income credit, both in U.S. high yield and investment grade bonds and loans as well as, to a lesser extent, in emerging market U.S. dollar-denominated debt.

Performance: A downturn late in the fiscal year

Through the first 10 1⁄2 months of the fiscal year, the Fund performed fairly well, behaving roughly as predicted. Even through the first part of the downturn in February of 2020, the Fund’s downside capture was well within an acceptable range. That said, once cross-asset volatility and correlation took hold, relative performance diminished. For the fiscal year, the equity portion of the portfolio slightly underperformed the benchmark, and our fixed-income holdings did not perform well, declining just more than 10% for the fiscal year. Gold performed well, appreciating more than 20% for the period.

2020	ANNUAL REPORT	7

Given that the magnitude of the year’s performance was driven by the performance of assets held during February and March, we will focus our performance commentary on the first calendar quarter of 2020 (the fourth fiscal quarter).

The Fund outperformed its global equity benchmark during the last quarter of the fiscal year. Within equities, stock selection was the biggest culprit to performance combined with the Fund’s underweight allocation to the U.S., and thus underweight to the U.S. dollar which strengthened during the period. Our health care stocks underperformed, with Zimmer Holdings, Inc. hit the hardest as investors attempted to gauge the impact on elective procedures like knee and hip replacements. We added to our position during the quarter. Poor selection also impacted financials, industrials and consumer discretionary. Airbus SE, a long-term Fund holding, declined more than 55% during the quarter. We believe this sell-off was a bit overdone, and also added to Airbus during the quarter. Our auto-related positions were hard-hit in the sell-off. We have reduced our exposure to auto original equipment manufacturers (OEMs) but have retained our key auto parts positions, which we believe should benefit from continued content shift toward electric vehicles, hybrids and driver assistance. On the positive side, both stock selection and our overweight to information technology provided a positive effect, along with an underweight allocation to oilfield services and exploration and production (E&P). An additional standout during the quarter was the Fund’s gold position, which returned more than 3%.

As previously mentioned, the fixed-income side of the portfolio had a rough quarter. Several of our credit positions were hit particularly hard. While our credit research prioritizes the ability of companies to create cash flow over the cycle, that analysis had not contemplated the real economy coming to almost a complete stop. Even some of our higher quality fixed-income assets in the mortgage market suffered as levered unwinds of positions and fears over deferred payments and defaults dominated the landscape.

Outlook ahead

The economic backdrop contains an almost unprecedented amount of uncertainty. It is unknown exactly how long COVID-19 shutdowns will last, and how much human behavior will change given the extraordinary events we are living through. With this backdrop, we try to look at what is known to dictate how we make portfolio decisions. During this tumultuous period, we have trimmed or sold positions where we are concerned that valuation has not yet captured the likely consequences of this downturn or where the debt load may now prove too demanding. In equities, these include companies within automotive, health care, information technology and communication services. In credit, these include issuers in energy and industrials. We have also pared back our exposure to U.S. Treasury bonds and TIPS where valuations look rich given the ongoing fiscal and monetary expansions. Conversely, we have looked to add to existing or enter into new positions where we feel the valuation has become attractive, despite the risks, in essence asserting a view that the market has gone too far in dishing out its punishment. These include areas of health care, gold mining, consumer discretionary, aerospace and mortgage REITs within equities.

Two higher conviction ideas we have gravitated to are gold and investment-grade credit. While gold has long been a staple of the Fund, our preference for the metal as a safe, diversifying asset continues to grow. Across the globe, huge fiscal programs are being enacted in an effort to plug gross domestic product (GDP) holes being created by COVID-19 shutdowns. Those fiscal programs are being funded largely by central banks providing huge amounts of liquidity and expanding central bank balance sheets to unprecedented levels. In the U.S., we could very well see the Fed’s balance sheet grow to $10 trillion. We believe the debasement of fiat currencies further strengthens the case for gold in portfolios. Given the low level of yields, growing deficits and central bank balance sheet expansion, we increasingly favor holding gold over other safe-haven assets such as Treasury notes or highly rated government bonds. We have also added a gold miner to the equity portfolio in an effort to take advantage of its leverage to the price of gold.

Our other strong preference is for investment-grade credit. This is an asset class which sold off heavily in mid-March as leveraged unwinds drove spread widening in violent fashion. Investment-grade companies tend to have large liquidity buffers and credit metrics which allow them to withstand economic shocks. In a world where most of the Treasury curve yields less than 1% and companies are cutting dividends, we believe the search for safe income will drive credit spreads tighter, providing good opportunities for total return.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. The value of the Fund’s shares will change, and you could lose money on your investment.

The Fund may allocate its assets among different asset classes of varying correlation around the globe.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets.

8	ANNUAL REPORT	2020

Fixed-income securities are subject to interest-rate risk and, as such, the net asset value of the Portfolio may fall as interest rates rise. Investing in high-income securities may carry a greater risk of nonpayment of interest or principal than higher-rated bonds.

The Fund may seek to hedge market risk via the use of derivative instruments. Such investments involve additional risks.

Investing in commodities is generally considered speculative because of the significant potential for investment loss. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Fund’s value and the risk that fluctuations in the value of the derivatives may not correlate with the corresponding securities or fixed income markets or the underlying asset upon which the derivative’s value is based.

These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Asset Strategy Fund.

2020	ANNUAL REPORT	9

PORTFOLIO HIGHLIGHTS	IVY ASSET STRATEGY FUND

ALL DATA IS AS OF MARCH 31, 2020 (UNAUDITED)

Asset Allocation

Stocks	62.5%
Information Technology	18.2%
Industrials	9.9%
Financials	8.8%
Consumer Discretionary	8.3%
Health Care	6.8%
Consumer Staples	6.5%
Energy	1.5%
Utilities	1.3%
Materials	1.2%
Bullion (Gold)	7.0%
Purchased Options	0.0%
Bonds	27.1%
Corporate Debt Securities	13.8%
Loans	5.5%
United States Government and Government Agency Obligations	5.5%
Mortgage-Backed Securities	1.4%
Other Government Securities	0.9%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	3.4%

Country Weightings

North America	47.9%
United States	45.6%
Other North America	2.3%
Bullion (Gold)	7.0%
Europe	24.5%
France	5.8%
United Kingdom	5.5%
Germany	4.4%
Switzerland	3.7%
Other Europe	5.1%
Pacific Basin	15.1%
Japan	5.7%
Other Pacific Basin	9.4%
South America	1.2%
Bahamas/Caribbean	0.9%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+ and Purchased Options	3.4%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Microsoft Corp.	United States	Information Technology	Systems Software
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	Information Technology	Semiconductors
Wal-Mart Stores, Inc.	United States	Consumer Staples	Hypermarkets & Super Centers
Visa, Inc., Class A	United States	Information Technology	Data Processing & Outsourced Services
Adobe, Inc.	United States	Information Technology	Application Software
ORIX Corp.	Japan	Financials	Consumer Finance
Subaru Corp.	Japan	Consumer Discretionary	Automobile Manufacturers
Fiserv, Inc.	United States	Information Technology	Data Processing & Outsourced Services
Ping An Insurance (Group) Co. of China Ltd., H Shares	China	Financials	Life & Health Insurance
Northrop Grumman Corp.	United States	Industrials	Aerospace & Defense

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

10	ANNUAL REPORT	2020

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY ASSET STRATEGY FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E	Class I	Class N	Class R	Class Y
1-year period ended 3-31-20	-15.83%	-14.78%	-11.37%	-12.81%	-10.44%	-10.32%	-10.93%	-10.64%
5-year period ended 3-31-20	-2.56%	-2.30%	-2.10%	-1.81%	-1.13%	-1.00%	-1.71%	-1.36%
10-year period ended 3-31-20	2.38%	2.37%	2.25%	2.77%	3.25%	—	2.65%	3.01%
Since Inception of Class through 3-31-20(5)	—	—	—	—	—	-1.18%	—	—

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E Shares carry a maximum front-end sales load of 5.75% and 2.50%, respectively. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	7-31-14 for Class N shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2020	ANNUAL REPORT	11

CONSOLIDATED SCHEDULE OF INVESTMENTS	IVY ASSET STRATEGY FUND (in thousands)

MARCH 31, 2020

COMMON STOCKS	Shares	Value
Consumer Discretionary

Apparel, Accessories & Luxury Goods – 1.0%
adidas AG (A)	100	$22,122

Auto Parts & Equipment – 0.7%
Aptiv plc	311	15,320

Automobile Manufacturers – 2.3%
Subaru Corp. (A)(B)	1,737	33,212
Suzuki Motor Corp. (A)	744	17,714

		50,926

General Merchandise Stores – 0.8%
Dollar Tree, Inc. (C)	254	18,646

Home Improvement Retail – 1.1%
Home Depot, Inc. (The)	133	24,759

Hotels, Resorts & Cruise Lines – 0.2%
Studio City International Holdings Ltd. ADR (B)(C)	203	4,102

Internet & Direct Marketing Retail – 1.4%
Amazon.com, Inc. (C)	16	30,345

Leisure Products – 0.0%
Media Group Holdings LLC, Series H (C)(D)(E)(F)(G)	640	—	*
Media Group Holdings LLC, Series T (C)(D)(E)(F)(G)	80	—	*

		—	*

Restaurants – 0.8%
Compass Group plc (A)	1,132	17,641

Total Consumer Discretionary – 8.3%		183,861
Consumer Staples

Distillers & Vintners – 0.8%
Pernod Ricard S.A. (A)	119	16,874

Household Products – 1.0%
Procter & Gamble Co. (The)	207	22,775

Hypermarkets & Super Centers – 2.6%
Wal-Mart Stores, Inc.	494	56,118

Packaged Foods & Meats – 1.0%
Nestle S.A., Registered Shares (A)	206	21,065

Personal Products – 1.1%
Beiersdorf Aktiengesellschaft (A)	240	24,171

Total Consumer Staples – 6.5%		141,003
Energy

Oil & Gas Exploration & Production – 0.5%
Canadian Natural Resources Ltd.	775	10,500

Oil & Gas Refining & Marketing – 1.0%
Reliance Industries Ltd. (A)	1,478	21,550

Total Energy – 1.5%		32,050

COMMON STOCKS (Continued)	Shares	Value
Financials

Consumer Finance – 1.6%
ORIX Corp. (A)	2,908	$34,689

Diversified Banks – 2.1%
BNP Paribas S.A. (A)	534	15,604
Kabushiki Kaisha Mitsubishi Tokyo Financial Group (A)	4,808	17,991
UniCredit S.p.A. (A)	1,516	11,731

		45,326

Investment Banking & Brokerage – 0.6%
Morgan Stanley	380	12,909

Life & Health Insurance – 2.8%
AIA Group Ltd. (A)	3,197	28,628
Ping An Insurance (Group) Co. of China Ltd., H Shares (A)	3,302	32,245

		60,873

Other Diversified Financial Services – 0.8%
Citigroup, Inc.	438	18,437

Thrifts & Mortgage Finance – 0.9%
Housing Development Finance Corp. Ltd. (A)	867	18,715

Total Financials – 8.8%		190,949
Health Care

Biotechnology – 0.6%
Sarepta Therapeutics, Inc. (C)	143	14,026

Health Care Equipment – 2.2%
Koninklijke Philips Electronics N.V., Ordinary Shares (A)	511	20,985
Zimmer Holdings, Inc.	261	26,348

		47,333

Managed Health Care – 0.8%
Anthem, Inc.	78	17,676

Pharmaceuticals – 3.2%
Elanco Animal Health, Inc. (C)	1,094	24,498
GlaxoSmithKline plc (A)	1,238	23,238
Merck KGaA (A)	220	22,175

		69,911

Total Health Care – 6.8%		148,946
Industrials

Aerospace & Defense – 2.6%
Airbus SE (A)	401	25,863
Northrop Grumman Corp.	106	31,930

		57,793

Construction & Engineering – 1.6%
Larsen & Toubro Ltd. (A)	1,272	13,567
Vinci (A)	257	21,028

		34,595

COMMON STOCKS (Continued)	Shares	Value
Construction Machinery & Heavy Trucks – 1.1%
Caterpillar, Inc.	216	$25,021

Electrical Components & Equipment – 1.0%
Schneider Electric S.A. (A)	250	21,153

Industrial Machinery – 0.7%
Ingersoll-Rand, Inc. (C)	662	16,418

Railroads – 2.1%
Kansas City Southern	147	18,731
Union Pacific Corp.	190	26,844

		45,575

Trading Companies & Distributors – 0.8%
Ferguson plc (A)	297	18,369

Total Industrials – 9.9%		218,924
Information Technology

Application Software – 3.1%
Adobe, Inc. (C)	125	39,659
Intuit, Inc.	129	29,769

		69,428

Data Processing & Outsourced Services – 3.4%
Fiserv, Inc. (C)	345	32,751
Visa, Inc., Class A	259	41,655

		74,406

Electronic Equipment & Instruments – 1.0%
Keyence Corp. (A)	68	21,766

Internet Services & Infrastructure – 0.7%
VeriSign, Inc. (C)	81	14,553

IT Consulting & Other Services – 0.6%
Garter, Inc., Class A (C)	137	13,643

Semiconductor Equipment – 1.3%
ASML Holding N.V., Ordinary Shares (A)	108	28,488

Semiconductors – 4.0%
QUALCOMM, Inc.	354	23,979
Taiwan Semiconductor Manufacturing Co. Ltd. (A)	7,094	63,863

		87,842

Systems Software – 3.1%
Microsoft Corp.	427	67,317

Technology Hardware, Storage & Peripherals – 1.0%
Samsung Electronics Co. Ltd. (A)	585	22,750

Total Information Technology – 18.2%		400,193
Materials

Diversified Metals & Mining – 0.4%
Glencore International plc (A)	6,486	9,817

12	ANNUAL REPORT	2020

CONSOLIDATED SCHEDULE OF INVESTMENTS	IVY ASSET STRATEGY FUND (in thousands)

MARCH 31, 2020

COMMON STOCKS (Continued)	Shares	Value
Gold – 0.8%
Barrick Gold Corp.	975	$17,866

Total Materials – 1.2%		27,683
Utilities

Electric Utilities – 1.3%
E.ON AG (A)	2,723	27,930

Total Utilities – 1.3%		27,930

TOTAL COMMON STOCKS – 62.5%		$1,371,539
(Cost: $1,975,299)

PURCHASED OPTIONS	Number of Contracts (Unrounded)	Notional Amount
AGNC Investment Corp.:
Call $15.00, Expires 6-19-20, OTC (Ctrpty: Goldman Sachs International)	5,250	525	202
Call $16.00, Expires 6-19-20, OTC (Ctrpty: Goldman Sachs International)	2,201	220	38
Facebook, Inc., Class A, Call $225.00, Expires 4-17-20	1,025	102	3

TOTAL PURCHASED OPTIONS – 0.0%			$243
(Cost: $1,140)

CORPORATE DEBT SECURITIES	Principal
Communication Services

Cable & Satellite – 0.5%
Altice France Holding S.A., 10.500%, 5-15-27 (H)	$9,387	9,903

Integrated Telecommunication Services – 0.9%
Frontier Communications Corp.:
7.625%, 4-15-24 (J)	7,881	1,970
6.875%, 1-15-25 (J)	23,633	5,908
11.000%, 9-15-25 (J)	21,820	5,673
9.000%, 8-15-31 (J)	7,881	1,971
West Corp.,
8.500%, 10-15-25 (H)	6,325	4,616

		20,138

Total Communication Services – 1.4%		30,041
Consumer Staples

Food Distributors – 0.0%
Sysco Corp., 5.650%, 4-1-25	784	816

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Tobacco – 0.5%
Altria Group, Inc. (GTD by Philip Morris USA, Inc.), 5.950%, 2-14-49	$8,000	$9,308
B.A.T. Capital Corp. (GTD by British American Tobacco plc, B.A.T. Netherlands Finance B.V., B.A.T. International Finance B.V. and Reynolds American, Inc.), 4.906%, 4-2-30	2,353	2,414

		11,722

Total Consumer Staples – 0.5%		12,538
Energy

Integrated Oil & Gas – 0.9%
Petroleos Mexicanos:
6.490%, 1-23-27 (H)	16,526	12,188
6.840%, 1-23-30 (H)	7,943	5,747
5.950%, 1-28-31 (H)	4,143	2,849

		20,784

Oil & Gas Exploration & Production – 0.4%
Laredo Petroleum, Inc.:
9.500%, 1-15-25	10,259	4,103
10.125%, 1-15-28 (B)	11,436	4,346

		8,449

Oil & Gas Storage & Transportation – 0.9%
Energy Transfer Operating L.P.:
3.750%, 5-15-30	3,158	2,474
6.750%, 5-15-68 (B)	11,100	6,771
7.125%, 5-15-68	11,100	6,680
Energy Transfer Partners L.P.,
6.250%, 2-15-68	7,000	3,465

		19,390

Total Energy – 2.2%		48,623
Financials

Diversified Banks – 5.2%
Barclays plc:
7.875%, 12-29-49	27,732	25,374
8.000%, 9-15-68	7,987	7,417
ING Groep N.V.,
6.875%, 12-29-49	10,519	9,206
Royal Bank of Scotland Group plc (The),
8.625%, 12-29-49	15,192	14,812
Societe Generale Group,
7.375%, 12-29-49 (H)	26,209	24,103
Standard Chartered plc,
7.500%, 12-29-49 (H)	14,224	13,877
UniCredit S.p.A.:
5.861%, 6-19-32 (B)(H)	15,300	13,840
7.296%, 4-2-34 (H)	6,388	7,107

		115,736

Diversified Capital Markets – 1.4%
Credit Suisse Group AG:
6.375%, 2-21-68 (H)	4,768	4,185

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Diversified Capital Markets (Continued)
7.500%, 6-11-68 (B)(H)	$10,148	$9,768
7.125%, 7-29-68	18,635	17,237

		31,190

Life & Health Insurance – 0.1%
AIA Group Ltd., 3.375%, 4-7-30 (H)	1,960	1,976

Multi-Line Insurance – 0.7%
Athene Holding Ltd., 6.150%, 4-3-30	15,687	15,657

Other Diversified Financial Services – 0.5%
Grupo Aval Ltd.,
4.375%, 2-4-30 (H)	6,311	5,065
New Cotai LLC and New Cotai Capital Corp. (10.625% Cash or 10.625% PIK),
10.625%, 5-1-19 (H)(I)(J)	15,456	5,409

		10,474

Total Financials – 7.9%		175,033
Health Care

Health Care Supplies – 0.0%
Kinetic Concepts, Inc. and KCI USA, Inc., 12.500%, 11-1-21 (H)	225	225

Pharmaceuticals – 0.3%
Teva Pharmaceutical Finance Netherlands III B.V. (GTD by Teva Pharmaceutical Industries Ltd.), 2.800%, 7-21-23	7,966	7,269

Total Health Care – 0.3%		7,494
Industrials

Aerospace & Defense – 0.9%
Wolverine Escrow LLC:
8.500%, 11-15-24 (H)	7,920	6,316
9.000%, 11-15-26 (H)	7,919	6,434
13.125%, 11-15-27 (H)	7,919	6,336

		19,086

Airlines – 0.1%
Aerovias de Mexico S.A. de C.V. (GTD by Grupo Aeromexico S.A.B. de C.V.), 7.000%, 2-5-25 (B)(H)	9,663	2,899

Total Industrials – 1.0%		21,985
Information Technology

IT Consulting & Other Services – 0.1%
Atento Luxco 1 S.A., 6.125%, 8-10-22 (H)	2,968	1,810

Total Information Technology – 0.1%		1,810

2020	ANNUAL REPORT	13

CONSOLIDATED SCHEDULE OF INVESTMENTS	IVY ASSET STRATEGY FUND (in thousands)

MARCH 31, 2020

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Materials

Steel – 0.4%
CSN Resources S.A., 7.625%, 2-13-23 (H)	$11,040	$7,673

Total Materials – 0.4%		7,673

TOTAL CORPORATE DEBT SECURITIES – 13.8%		$305,197
(Cost: $400,680)

MORTGAGE-BACKED SECURITIES
Non-Agency REMIC/CMO – 1.4%
Ellington Financial Mortgage Trust, Series 2018-1, Class B1 (Mortgage spread to 10-year U.S. Treasury index), 5.574%, 10-25-58 (H)(K)	5,708	5,649
Homeward Opportunities Fund I Trust, Series 2019-1, Class B1 (Mortgage spread to 10-year U.S. Treasury index), 4.800%, 1-25-59 (H)(K)	4,200	3,737
Merrill Lynch Mortgage Investors Trust, Series 1998-C1, Class F, 6.250%, 11-15-26	3,105	3,106
Verus Securitization Trust, Series 2018-3, Class B1 (Mortgage spread to 5-year U.S. Treasury index), 5.694%, 10-25-58 (H)(K)	7,900	7,598
Verus Securitization Trust, Series 2019-1, Class B1 (Mortgage spread to 10-year U.S. Treasury index), 5.311%, 2-25-59 (H)(K)	12,800	11,381

		31,471

TOTAL MORTGAGE-BACKED SECURITIES – 1.4%		$31,471
(Cost: $34,534)

OTHER GOVERNMENT SECURITIES (L)
Argentina – 0.9%
Province of Buenos Aires, 7.875%, 6-15-27 (B)(H)	7,000	1,820
Province of Mendoza, 8.375%, 5-19-24	15,788	7,105
Republic of Argentina:
4.625%, 1-11-23	24,469	6,974
6.875%, 1-26-27 (B)	3,000	825
5.875%, 1-11-28	7,900	2,121

		18,845

TOTAL OTHER GOVERNMENT SECURITIES – 0.9%		$18,845
(Cost: $56,595)

LOANS (K)	Principal	Value
Communication Services

Integrated Telecommunication Services – 0.8%
West Corp. (3-Month ICE LIBOR plus 400 bps), 5.450%, 10-10-24	$23,284	$17,364

Total Communication Services – 0.8%		17,364
Consumer Discretionary

Specialty Stores – 0.5%
Staples, Inc., 0.000%, 4-12-26 (M)	2,367	1,858
Staples, Inc. (ICE LIBOR plus 500 bps), 6.515%, 4-12-26	10,380	8,148

		10,006

Total Consumer Discretionary – 0.5%		10,006
Energy

Oil & Gas Storage & Transportation – 0.3%
EPIC Crude Services L.P. (ICE LIBOR plus 500 bps), 6.620%, 3-1-26	11,382	7,436

Total Energy – 0.3%		7,436
Financials

Other Diversified Financial Services – 0.0%
New Cotai LLC, 0.000%, 7-20-20 (M)	26	26
New Cotai LLC (1-Month U.S. LIBOR plus 25 bps):
2.250%, 7-20-20	42	42
3.500%, 7-20-20	42	43

		111

Property & Casualty Insurance – 2.0%
Amynta Agency Borrower, Inc. (ICE LIBOR plus 400 bps), 5.489%, 2-28-25	20,943	16,545
Hub International Ltd. (ICE LIBOR plus 300 bps):
4.387%, 4-25-25	87	81
4.551%, 4-25-25	1,829	1,699
USI, Inc. (ICE LIBOR plus 300 bps), 3.989%, 5-16-24	26,944	24,519

		42,844

Total Financials – 2.0%		42,955
Health Care

Health Care Facilities – 0.4%
Surgery Center Holdings, Inc. (ICE LIBOR plus 325 bps), 4.250%, 8-31-24	10,398	7,923

Health Care Services – 0.6%
Heartland Dental LLC (ICE LIBOR plus 375 bps), 4.739%, 4-30-25	9,702	7,406

LOANS (K) (Continued)	Principal	Value
Health Care Services (Continued)
LifePoint Health, Inc. (ICE LIBOR plus 375 bps), 4.739%, 11-16-25	$5,875	$5,424

		12,830

Total Health Care – 1.0%		20,753
Information Technology

Application Software – 0.2%
Avaya, Inc. (ICE LIBOR plus 425 bps), 4.955%, 12-15-24	5,087	4,311

Total Information Technology – 0.2%		4,311
Materials

Construction Materials – 0.7%
Hillman Group, Inc. (The) (ICE LIBOR plus 350 bps), 5.072%, 5-31-25	19,296	14,979

Total Materials – 0.7%		14,979

TOTAL LOANS – 5.5%		$117,804
(Cost: $146,406)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS
Mortgage-Backed Obligations – 1.3%
Federal Home Loan Mortgage Corp. Agency REMIC/CMO, 4.500%, 1-15-43 (N)	21,404	2,901
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month U.S. LIBOR plus 615 bps), 5.445%, 11-15-47 (K)(N)	12,230	1,955
Federal National Mortgage Association Agency REMIC/CMO:
4.500%, 10-25-40 (N)	10,396	1,706
4.500%, 5-25-47 (N)	7,687	1,310
5.000%, 3-25-49 (N)	7,936	1,250
Federal National Mortgage Association Agency REMIC/CMO (1-Month U.S. LIBOR plus 562 bps), 4.673%, 6-25-45 (K)(N)	16,162	2,579
Federal National Mortgage Association Agency REMIC/CMO (1-Month U.S. LIBOR plus 625 bps):
5.173%, 4-25-45 (K)(N)	7,962	1,699
5.153%, 4-25-46 (K)(N)	18,789	3,390
5.153%, 8-25-46 (K)(N)	19,907	3,443
5.303%, 6-25-48 (K)(N)	43,633	8,758

		28,991

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 1.3%		$28,991
(Cost: $30,690)

14	ANNUAL REPORT	2020

CONSOLIDATED SCHEDULE OF INVESTMENTS	IVY ASSET STRATEGY FUND (in thousands)

MARCH 31, 2020

UNITED STATES GOVERNMENT OBLIGATIONS	Principal	Value
Treasury Inflation Protected Obligations – 1.9%
U.S. Treasury Notes:
0.125%, 4-15-21	$9,879	$9,678
0.625%, 1-15-26	29,837	30,830

		40,508

Treasury Obligations – 2.3%
U.S. Treasury Bonds:
2.750%, 8-15-47	29,882	39,499
3.000%, 2-15-49	7,976	11,123

		50,622

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 4.2%		$91,130
(Cost: $77,464)

BULLION –7.0%	Troy Ounces	Value
Gold	97	$153,459

(Cost: $114,351)

SHORT-TERM SECURITIES	Shares
Money Market Funds (P) – 4.1%
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares, 0.390% (O)	6,375	6,375
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.310%	82,724	82,724

		89,099

Value

TOTAL SHORT-TERM SECURITIES – 4.1%	$89,099
(Cost: $89,099)

TOTAL INVESTMENT SECURITIES – 100.7%	$2,207,778
(Cost: $2,926,258)

LIABILITIES, NET OF CASH AND OTHER ASSETS (Q) – (0.7)%	(14,098)

NET ASSETS – 100.0%	$2,193,680

Notes to Consolidated Schedule of Investments

*	Not shown due to rounding.

(A)	Listed on an exchange outside the United States.

(B)	All or a portion of securities with an aggregate value of $16,448 are on loan.

(C)	No dividends were paid during the preceding 12 months.

(D)	Restricted securities. At March 31, 2020, the Fund owned the following restricted securities:

Security	Acquisition Date(s)	Shares	Cost	Value
Media Group Holdings LLC, Series H	8-29-13 to 10-31-13	640	$447,516	$—	*
Media Group Holdings LLC, Series T	7-2-13 to 1-23-15	80	168,531	—	*

			$616,047	$—	*

The total value of these securities represented 0.0% of net assets at March 31, 2020.

(E)	Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Fund and consolidated as described in Note 5 of the Notes to Financial Statements.

(F)	Deemed to be an affiliate due to the Fund owning at least 5% of the voting securities.

(G)	Securities whose value was determined using significant unobservable inputs.

(H)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2020 the total value of these securities amounted to $182,511 or 8.3% of net assets.

(I)	Payment-in-kind bond which may pay interest in additional par and/or in cash. Rates shown are the current rate and possible payment rates.

(J)	Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

(K)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2020. Description of the reference rate and spread, if applicable, are included in the security description.

(L)	Other Government Securities may include emerging markets sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities.

(M)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.

(N)	Interest-only security. Amount shown as principal represents notional amount for computation of interest.

(O)	Investment made with cash collateral received from securities on loan.

(P)	Rate shown is the annualized 7-day yield at March 31, 2020.

(Q)	Cash of $480 has been pledged as collateral on OTC option contracts.

2020	ANNUAL REPORT	15

CONSOLIDATED SCHEDULE OF INVESTMENTS	IVY ASSET STRATEGY FUND (in thousands)

MARCH 31, 2020

The following written options were outstanding at March 31, 2020 (contracts and exercise prices unrounded):

Underlying Security	Counterparty, if OTC	Type	Number of Contracts	Notional Amount	Expiration Month	Exercise Price	Premium Received	Value
AGNC Investment Corp.	Goldman Sachs International	Put	7,451	745	April 2020	$11.00	$351	$(823)
	Goldman Sachs International	Put	7,451	745	June 2020	11.00	1,019	(1,591)
Facebook, Inc., Class A	N/A	Put	1,025	103	April 2020	200.00	340	(3,308)
	N/A	Call	1,025	103	April 2020	245.00	73	(3)

							$1,783	$(5,725)

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Consumer Discretionary	$89,070	$94,791	$—	*
Consumer Staples	78,893	62,110	—
Energy	10,500	21,550	—
Financials	31,346	159,603	—
Health Care	82,548	66,398	—
Industrials	118,944	99,980	—
Information Technology	263,326	136,867	—
Materials	17,866	9,817	—
Utilities	—	27,930	—
Total Common Stocks	$692,493	$679,046	$—	*
Purchased Options	3	240	—
Corporate Debt Securities	—	305,197	—
Mortgage-Backed Securities	—	31,471	—
Other Government Securities	—	18,845	—
Loans	—	117,804	—
United States Government Agency Obligations	—	28,991	—
United States Government Obligations	—	91,130	—
Bullion	153,459	—	—
Short-Term Securities	89,099	—	—
Total	$935,054	$1,272,724	$—	*

Liabilities
Written Options	$3,308	$2,417	$—

During the year ended March 31, 2020, there were no transfers in or out of Level 3.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

CMO = Collateralized Mortgage Obligation

GTD = Guaranteed

ICE = Intercontinental Exchange

LIBOR = London Interbank Offered Rate

OTC = Over the Counter

PIK = Payment in Kind

REMIC = Real Estate Mortgage Investment Conduit

16	ANNUAL REPORT	2020

CONSOLIDATED SCHEDULE OF INVESTMENTS	IVY ASSET STRATEGY FUND (in thousands)

MARCH 31, 2020

Country Diversification
(as a % of net assets)
United States	45.6%
France	5.8%
Japan	5.7%
United Kingdom	5.5%
Germany	4.4%
Switzerland	3.7%
Netherlands	3.0%
Taiwan	2.9%
India	2.4%
Hong Kong	1.6%
Italy	1.5%
China	1.5%
Canada	1.3%
Mexico	1.0%
South Korea	1.0%
Other Countries	2.7%
Other+	10.4%

+	Includes gold bullion, options, liabilities (net of cash and other assets), and cash equivalents

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	17

MANAGEMENT DISCUSSION	IVY BALANCED FUND

(UNAUDITED)

Matthew A. Hekman

Mark G. Beischel

Susan Regan

Below, Matthew A. Hekman, Mark G. Beischel, CFA, and Susan K. Regan, the co-portfolio managers of Ivy Balanced Fund during the fiscal year ended March 31, 2020, discuss positioning, performance and results for the fiscal year. Mr. Hekman has managed the Fund since 2014, and has 21 years of industry experience. Mr. Beischel and Ms. Regan joined Mr. Hekman as co-portfolio managers of the Fund in 2018. Mr. Beischel has 27 years of industry experience. Ms. Regan has 32 years of industry experience.

Fiscal year Performance

For the 12 Months Ended March 31, 2020
Ivy Balanced Fund (Class A shares at net asset value)	-6.55%
Ivy Balanced Fund (Class A shares, including sales charges)	-11.92%

Benchmarks and Morningstar Category
S&P 500 Index	-6.98%
(Generally reflects the performance of large- and medium-sized U.S. stocks)
Bloomberg Barclays U.S. Agg Gov/Credit Index	9.82%
(Generally reflects the performance of securities in the bond market)
Morningstar Allocation 50% to 70% Equity Category Average	-7.01%
(Generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fee and expenses while index returns do not include any such fees. The performance discussion below is at net asset value (NAV).

Key Drivers

After a promising start, the fiscal year ended March 31, 2020 ended in tears. Capital markets exhibited historic levels of volatility, with equity markets posting dramatic declines in February and March as the COVID-19 pandemic spread across the globe, and countries adopted increasingly stringent policies to slow the rate of infection. Over the last few months, we have witnessed a dizzying array of unprecedented market, economic and societal events. In the realm of economics, the March initial jobless claims data was a stark indicator of the challenge faced by the domestic economy with more than 3 million claims filed, a level that was four times the previous record high.

As the economic ramifications of the virus and its remediation became apparent, markets declined and policymakers responded. Global central banks dramatically reduced interest rates, with the Federal Reserve (Fed) cutting its target range by 100 basis points (bps) over a two-week time period to 0.00-0.25%. In addition, the Fed launched a series of monetary and regulatory measures to ease the hit to the U.S. economy, including unlimited purchases of Treasury and agency mortgages; various loan facilities; and foreign exchange swap lines with global central banks. The U.S. Congress also moved quickly to pass legislation. The most significant was the $2 trillion Coronavirus Aid, Relief and Economic Security (CARES) Act, which was signed into law in late March. Unfortunately, the number of cases and deaths resulting from COVID-19 continued to grow. This is first and foremost a tragic human loss, but secondarily, it also is a growing threat to the global economy.

The S&P 500 Index, the Fund’s equity benchmark, declined 6.98% for the fiscal year. The dispersion in sector returns over that time period was significant with Information Technology the stand-out, posting a positive 10.4% return. The traditionally more defensive sectors — health care, communication services, consumer staples and utilities — each outperformed the benchmark despite posting negative returns. The traditionally cyclical sectors of energy (down 52%), industrials (down 19.5%), financials (down 17%) and materials (down 16.6%) were punished as the economic outlook darkened.

The Fund’s fixed income benchmark, the Bloomberg Barclays U.S. Agg Gov/Credit Index, rose 9.82% for the fiscal year as interest rates declined and U.S. Treasuries rallied. The 10-year Treasury yield dropped approximately 174 bps to 0.67%. The Treasury curve steepened with the spread relationship between the 2-year and the 10-year Treasury bond at 42 bps, up from 14 bps at the start of the fiscal year. Investment grade-credit spreads widened significantly during the fiscal year to 272 bps, a level historically corresponding with recessionary conditions.

Contributors and detractors

The Fund delivered a negative return for the period ended March 31, 2020 and underperformed its blended benchmark while performing in line with its peers. This underperformance was driven by a modest overweight of equities and poor security selection in both the equity and fixed income sleeves. For the fiscal year, the equity weight of the fund averaged about 63.5% with 35.8% on average invested in fixed income securities and the balance in cash.

18	ANNUAL REPORT	2020

Within the Fund’s equity sleeve, overweight positions in pro-cyclical sectors, particularly industrials and energy, hampered relative performance. Stock selection detracted the most in the health care sector. The drivers of poor performance at a security level were idiosyncratic in nature, but broadly were a result of a value bias.

Within the fixed income sleeve, poor security selection in the financials and energy sectors hindered relative performance. In addition, the Fund’s allocation to Treasury inflation protected securities produced a positive return for the fiscal year, but underperformed nominal Treasuries. At the end of the fiscal year, the fixed income sleeve had duration around seven years, which is approximately in line with the benchmark.

Top contributors to over-all product performance were the Fund’s position in U.S. Treasury bonds, Blackstone Group, Inc., Qualcomm, Inc., Microsoft Corporation and Apple, Inc. The Fund’s exposure to Treasury bonds averaged 21.8% over the fiscal year, which represented 60.8% of the Fixed Income sleeve. Treasuries rallied as interest rates declined and investors sought the security of a risk-free asset. Blackstone Group, Inc. (no longer a Fund holding) experienced a re-rating of its equity as it converted to a C-corporation legal structure, which broadened its shareholder base and brought attention to its exceptional growth. While we continue to be impressed with the business and management, the valuation of the equity became prohibitively rich in our view and we elected to exit the position. Qualcomm, Inc. posted strong returns as it settled legal disputes with its largest customers and benefited from its technology lead in next-generation 5G Wireless chipsets. Microsoft Corporation continues to expand its capability and market share in the cloud with its Azure product. Its deep focus and expertise in serving corporate information technology departments has strengthened a competitive moat we believe will prove durable. In addition, Apple, Inc. had a remarkable year as investors re-valued its equity in recognition of the strength of the brand and in growing anticipation of an iPhone refresh cycle in 2020.

Detractors to performance in the fiscal year were The Boeing Company, Nabors Industries, Inc. 0.75% Convertible, Delta Air Lines, Inc. (no longer a Fund holding), Targa Resources Corporation 9.5% Preferred and Canadian Natural Resources Limited. The Boeing Company has been a disappointing investment for the Fund due to a new plane introduction that was tragically mismanaged, coupled with a cyclical downturn that has proven particularly difficult for the aerospace industry. We expect the company is likely to regain the trust of regulators, airlines and the flying public and may survive the economic downturn resulting from the COVID-19 pandemic with adequate liquidity to benefit from a cyclical recovery. Nabors Industries, Inc. Targa Resources Corporation and Canadian Natural Resources Limited each were negatively affected by an oversupplied energy market, which was unfortunately accentuated by a price war instigated by international oil producers early in 2020. While disappointed with the performance of these positions, we continue to believe these business models can profitably survive a protracted cyclical downturn in the energy space. Delta Air Lines, Inc. was a victim of the COVID-19 pandemic as global air traffic fell precipitously and airlines were forced to largely ground their fleets. While the company is better capitalized than many of its peers, the industry will be burdened by excess capacity and the lingering effects of federal aid. As a result, we exited our position.

Outlook

As we look ahead, global economic growth is likely to contract meaningfully in the near term as governments, businesses and individuals adjust to the necessary realities of combating a global pandemic. Our thoughts and prayers go out to the growing number of people tragically impacted by this virus as well as to those working tirelessly to contain it. As stewards of your capital, it is our responsibility to perform the seemingly cold-hearted, but necessary analysis of the financial impacts of this pandemic on markets and individual securities.

To that end, we made two significant changes over the course of the fiscal year. In January of 2020, we reduced the Fund’s equity exposure by 5%, the proceeds of which were invested in U.S. Treasuries. In March, we began reducing our substantial position in U.S. Treasuries to fund purchases of predominately investment grade rated-fixed income instruments. As of end of the period, the Fund’s allocation was equity at 58%, fixed income at 40% and a 2% cash balance.

The economic impacts of COVID-19 are likely to be significantly negative, with unprecedented declines in economic activity as measured by GDP very likely in the near term. The resulting surge in unemployment, as well as likely credit losses, will dampen the outlook for growth. However, the experience of other countries provides some hope — and increasingly evidence — that a sharp rebound in economic activity is likely to commence once the spread of the virus slows. While we believe domestic economic contraction is all-but-certain in the near term, the lagged effects of fiscal and monetary stimulus put in place over the last several weeks is likely to bring some stability to financial markets and eventually aid the economic recovery.

While we continue to monitor macroeconomic forces and trends, we maintain an emphasis on finding high quality, growing companies whose securities are trading at a reasonable valuation with visible catalysts to drive relative outperformance over the next 12 months. This has served investors well over time and we remain confident in our approach.

2020	ANNUAL REPORT	19

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges. Your sales charges could be lower.

Past performance is not a guarantee of future results. The value of the Fund’s shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk and, as such, the Fund’s NAV may fall as interest rates rise. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The indexes noted are unmanaged, include reinvested dividends, and do not include fees. One cannot invest directly in an index, nor is an index representative of Ivy Balanced Fund.

20	ANNUAL REPORT	2020

PORTFOLIO HIGHLIGHTS	IVY BALANCED FUND

ALL DATA IS AS OF MARCH 31, 2020 (UNAUDITED)

Asset Allocation

Stocks	57.8%
Information Technology	14.5%
Consumer Discretionary	8.1%
Health Care	8.1%
Financials	7.1%
Industrials	6.6%
Communication Services	4.4%
Consumer Staples	3.5%
Energy	3.1%
Materials	2.4%
Bonds	39.8%
United States Government and Government Agency Obligations	21.6%
Corporate Debt Securities	17.5%
Loans	0.5%
Asset-Backed Securities	0.2%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	2.4%

Top 10 Equity Holdings

Company	Sector	Industry
Apple, Inc.	Information Technology	Technology Hardware, Storage & Peripherals
Amazon.com, Inc.	Consumer Discretionary	Internet & Direct Marketing Retail
Electronic Arts, Inc.	Communication Services	Interactive Home Entertainment
Microsoft Corp.	Information Technology	Systems Software
Autodesk, Inc.	Information Technology	Application Software
Zimmer Holdings, Inc.	Health Care	Health Care Equipment
Philip Morris International, Inc.	Consumer Staples	Tobacco
Lowe’s Co., Inc.	Consumer Discretionary	Home Improvement Retail
Fiserv, Inc.	Information Technology	Data Processing & Outsourced Services
Constellation Brands, Inc.	Consumer Staples	Distillers & Vintners

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2020	ANNUAL REPORT	21

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY BALANCED FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E(5)	Class I	Class N	Class R	Class Y
1-year period ended 3-31-20	-11.92%	-10.78%	-7.24%	-8.77%	-6.32%	-6.16%	-6.90%	-6.55%
5-year period ended 3-31-20	0.54%	0.81%	1.00%	1.37%	1.98%	2.14%	1.38%	1.73%
10-year period ended 3-31-20	5.72%	5.71%	5.62%	6.29%	6.63%	—	—	6.37%
Since Inception of Class through 3-31-20(6)	—	—	—	—	—	3.28%	5.14%	—

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E Shares carry a maximum front-end sales load of 5.75% and 2.50%, respectively. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	Class E shares are not currently available for investment.

(6)	7-31-14 for Class N shares and 12-19-12 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

22	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	IVY BALANCED FUND (in thousands)

MARCH 31, 2020

COMMON STOCKS	Shares	Value
Communication Services

Interactive Home Entertainment – 1.9%
Electronic Arts, Inc. (A)	393	$39,367

Interactive Media & Services – 1.9%
Alphabet, Inc., Class A (A)	9	10,502
Alphabet, Inc., Class C (A)	9	10,985
Facebook, Inc., Class A (A)	107	17,888

		39,375

Movies & Entertainment – 0.6%
Walt Disney Co. (The)	120	11,630

Total Communication Services – 4.4%		90,372
Consumer Discretionary

Apparel, Accessories & Luxury Goods – 0.9%
V.F. Corp.	331	17,903

Casinos & Gaming – 1.3%
Las Vegas Sands, Inc.	599	25,460

Home Improvement Retail – 1.6%
Lowe’s Co., Inc.	376	32,332

Internet & Direct Marketing Retail – 2.0%
Amazon.com, Inc. (A)	21	40,796

Restaurants – 1.5%
Domino’s Pizza, Inc.	93	30,132

Specialty Stores – 0.8%
Tractor Supply Co.	206	17,433

Total Consumer Discretionary – 8.1%		164,056
Consumer Staples

Distillers & Vintners – 1.5%
Constellation Brands, Inc.	216	30,939

Packaged Foods & Meats – 0.3%
Mondelez International, Inc., Class A	121	6,081

Tobacco – 1.7%
Philip Morris International, Inc.	465	33,923

Total Consumer Staples – 3.5%		70,943
Energy

Integrated Oil & Gas – 1.2%
Chevron Corp.	133	9,672
Hess Corp.	454	15,121

		24,793

Oil & Gas Exploration & Production – 0.8%
Canadian Natural Resources Ltd.	1,132	15,339

Oil & Gas Storage & Transportation – 0.5%
Enterprise Products Partners L.P.	733	10,482

Total Energy – 2.5%		50,614

COMMON STOCKS (Continued)	Shares	Value
Financials

Diversified Banks – 1.2%
Northern Trust Corp.	318	$24,028

Investment Banking & Brokerage – 1.3%
Goldman Sachs Group, Inc. (The)	168	25,971

Multi-Sector Holdings – 1.5%
Berkshire Hathaway, Inc., Class B (A)	163	29,875

Other Diversified Financial Services – 1.8%
Citigroup, Inc.	295	12,427
JPMorgan Chase & Co.	279	25,074

		37,501

Regional Banks – 1.3%
PNC Financial Services Group, Inc. (The)	274	26,273

Total Financials – 7.1%		143,648
Health Care

Health Care Equipment – 1.7%
Zimmer Holdings, Inc.	339	34,240

Health Care Technology – 1.5%
Cerner Corp.	476	29,989

Managed Health Care – 1.2%
Anthem, Inc.	110	24,967

Pharmaceuticals – 3.6%
Elanco Animal Health, Inc. (A)	735	16,463
GlaxoSmithKline plc ADR	768	29,118
Jazz Pharmaceuticals plc (A)	117	11,625
Pfizer, Inc.	530	17,300

		74,506

Total Health Care – 8.0%		163,702
Industrials

Aerospace & Defense – 0.8%
Boeing Co. (The)	112	16,706

Agricultural & Farm Machinery – 1.2%
Deere & Co.	183	25,277

Electrical Components & Equipment – 0.6%
Emerson Electric Co.	260	12,379

Industrial Machinery – 1.0%
Snap-on, Inc.	189	20,520

Railroads – 1.3%
Union Pacific Corp.	187	26,407

Research & Consulting Services – 0.9%
IHS Markit Ltd.	296	17,758

COMMON STOCKS (Continued)	Shares	Value
Trucking – 0.8%
Knight Transportation, Inc.	494	$16,217

Total Industrials – 6.6%		135,264
Information Technology

Application Software – 1.9%
Autodesk, Inc. (A)	246	38,419

Communications Equipment – 1.5%
Cisco Systems, Inc.	766	30,106

Data Processing & Outsourced Services – 1.6%
Fiserv, Inc. (A)	338	32,108

Electronic Manufacturing Services – 1.0%
IPG Photonics Corp. (A)	189	20,895

IT Consulting & Other Services – 0.7%
Cognizant Technology Solutions Corp., Class A	316	14,687

Semiconductors – 3.5%
Infineon Technologies AG ADR	1,288	18,671
Micron Technology, Inc. (A)	604	25,391
QUALCOMM, Inc.	408	27,598

		71,660

Systems Software – 1.9%
Microsoft Corp.	248	39,112

Technology Hardware, Storage & Peripherals – 2.4%
Apple, Inc.	195	49,688

Total Information Technology – 14.5%		296,675
Materials

Commodity Chemicals – 0.5%
LyondellBasell Industries N.V., Class A	219	10,886

Specialty Chemicals – 1.9%
PPG Industries, Inc.	324	27,094
Sherwin-Williams Co. (The)	25	11,471

		38,565

Total Materials – 2.4%		49,451

TOTAL COMMON STOCKS – 57.1%		$1,164,725
(Cost: $1,190,651)

PREFERRED STOCKS
Energy

Oil & Gas Exploration & Production – 0.6%
Targa Resources Corp., 9.500% (A)(B)	22	13,155

Total Energy – 0.6%		13,155

2020	ANNUAL REPORT	23

SCHEDULE OF INVESTMENTS	IVY BALANCED FUND (in thousands)

MARCH 31, 2020

PREFERRED STOCKS (Continued)	Shares	Value
Health Care

Pharmaceuticals – 0.1%
Elanco Animal Health, Inc., 5.000%	52	$2,139

Total Health Care – 0.1%		2,139

TOTAL PREFERRED STOCKS – 0.7%		$15,294
(Cost: $26,357)

ASSET-BACKED SECURITIES	Principal
American Airlines Class AA Pass-Through Certificates, Series 2017-2, 3.350%, 10-15-29	$3,675	3,650

TOTAL ASSET-BACKED SECURITIES – 0.2%		$3,650
(Cost: $3,698)

CORPORATE DEBT SECURITIES
Communication Services

Advertising – 0.3%
Interpublic Group of Cos., Inc. (The),
4.750%, 3-30-30	2,200	2,187
Omnicom Group, Inc.,
4.200%, 6-1-30	3,100	3,196

		5,383

Broadcasting – 0.1%
Fox Corp.,
3.050%, 4-7-25	2,660	2,656

Cable & Satellite – 0.6%
Comcast Corp. (GTD by Comcast Cable Communications and NBCUniversal):
4.250%, 10-15-30	2,550	2,990
3.900%, 3-1-38	3,500	3,934
Comcast Corp. (GTD by Comcast Cable Communications LLC and NBCUniversal Media LLC),
3.450%, 2-1-50 (C)	4,325	4,746

		11,670

Integrated Telecommunication Services – 0.4%
AT&T, Inc.,
4.125%, 2-17-26	2,850	3,041
Verizon Communications, Inc.,
4.500%, 8-10-33	4,000	4,815

		7,856

Movies & Entertainment – 0.3%
Walt Disney Co. (The),
2.750%, 9-1-49	6,500	6,419

Total Communication Services – 1.7%		33,984

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Consumer Discretionary

Apparel Retail – 0.1%
TJX Cos., Inc. (The),
3.875%, 4-15-30	$2,650	$2,742

Automotive Retail – 0.1%
AutoZone, Inc.,
3.625%, 4-15-25	2,650	2,687

Casinos & Gaming – 0.1%
Las Vegas Sands Corp.,
3.500%, 8-18-26	2,807	2,568

Internet & Direct Marketing Retail – 0.2%
Amazon.com, Inc.,
2.800%, 8-22-24	4,000	4,244

Restaurants – 0.0%
McDonalds Corp.,
4.450%, 3-1-47	1,000	1,083

Total Consumer Discretionary – 0.5%		13,324
Consumer Staples

Agricultural Products – 0.1%
Archer Daniels Midland Co.,
2.750%, 3-27-25	2,650	2,705

Brewers – 0.1%
Anheuser-Busch InBev Worldwide, Inc. (GTD by AB INBEV/BBR/COB),
4.750%, 1-23-29	2,150	2,364

Drug Retail – 0.1%
CVS Health Corp.,
5.050%, 3-25-48	1,900	2,158

Food Retail – 0.1%
Alimentation Couche-Tard, Inc.,
2.950%, 1-25-30 (D)	2,650	2,463

Household Products – 0.2%
Procter & Gamble Co. (The),
3.000%, 3-25-30	2,650	2,942

Hypermarkets & Super Centers – 0.6%
Walmart, Inc.,
4.050%, 6-29-48	10,000	12,859

Packaged Foods & Meats – 0.2%
Nestle Holdings, Inc.,
4.000%, 9-24-48 (D)	3,475	4,173

Personal Products – 0.1%
Estee Lauder Co., Inc. (The),
4.150%, 3-15-47	2,125	2,291

Soft Drinks – 0.6%
Coca-Cola Co. (The),
3.375%, 3-25-27	2,600	2,871

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Soft Drinks (Continued)
Keurig Dr Pepper, Inc.,
3.400%, 11-15-25	$2,600	$2,638
PepsiCo, Inc.,
2.875%, 10-15-49	6,450	6,694

		12,203

Total Consumer Staples – 2.1%		44,158
Energy

Oil & Gas Drilling – 0.3%
Nabors Industries Ltd., Convertible,
0.750%, 1-15-24	30,100	5,421

Oil & Gas Exploration & Production – 0.1%
EQT Corp.,
6.125%, 2-1-25	3,600	2,772

Oil & Gas Storage & Transportation – 0.7%
Colorado Interstate Gas Co.,
4.150%, 8-15-26 (D)	8,340	8,114
Transcontinental Gas Pipe Line Co. LLC,
4.600%, 3-15-48	2,000	1,986
Williams Partners L.P.,
3.600%, 3-15-22	5,000	4,846

		14,946

Total Energy – 1.1%		23,139
Financials

Asset Management & Custody Banks – 0.2%
Ares Capital Corp.,
4.250%, 3-1-25	5,225	4,535

Consumer Finance – 0.3%
General Motors Financial Co., Inc. (GTD by AmeriCredit Financial Services, Inc.):
3.450%, 4-10-22	1,500	1,386
3.700%, 5-9-23	1,850	1,664
Hyundai Capital America,
2.550%, 4-3-20 (D)	2,500	2,500

		5,550

Diversified Banks – 0.6%
Bank of America Corp.,
2.884%, 10-22-30	2,600	2,596
HSBC Holdings plc,
3.400%, 3-8-21	5,000	5,027
U.S. Bancorp,
3.100%, 4-27-26	4,400	4,457

		12,080

Investment Banking & Brokerage – 0.5%
Goldman Sachs Group, Inc. (The),
2.905%, 7-24-23	6,000	6,029
Morgan Stanley,
2.699%, 1-22-31	2,600	2,544

24	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	IVY BALANCED FUND (in thousands)

MARCH 31, 2020

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Investment Banking & Brokerage (Continued)
Raymond James Financial, Inc.,
4.650%, 4-1-30	$2,200	$2,301

		10,874

Life & Health Insurance – 0.5%
Northwestern Mutual Life Insurance Co. (The),
3.850%, 9-30-47 (D)	5,000	4,233
Sumitomo Life Insurance Co.,
4.000%, 9-14-77 (D)	5,000	5,000

		9,233

Multi-Line Insurance – 0.3%
Aon plc (GTD by Aon Corp.),
2.800%, 3-15-21	7,000	7,003

Other Diversified Financial Services – 1.0%
Citigroup, Inc.:
5.950%, 12-29-49	2,850	2,508
6.250%, 12-29-49	7,250	7,467
JPMorgan Chase & Co.,
5.300%, 11-1-68	2,750	2,578
JPMorgan Chase & Co. (3-Month U.S. LIBOR plus 332 bps),
5.229%, 1-1-68(E)	7,700	6,684
JPMorgan Chase & Co. (3-Month U.S. LIBOR plus 347 bps),
5.240%, 4-29-49 (E)	1,851	1,670

		20,907

Property & Casualty Insurance – 0.2%
Berkshire Hathaway Finance Corp. (GTD by Berkshire Hathaway, Inc.),
2.200%, 3-15-21	3,800	3,826

Regional Banks – 0.2%
PNC Bank N.A.,
3.250%, 6-1-25	5,000	5,323

Total Financials – 3.8%		79,331
Health Care

Biotechnology – 0.6%
Amgen, Inc.:
2.125%, 5-1-20	7,000	6,996
3.375%, 2-21-50 (C)	4,300	4,483

		11,479

Health Care Equipment – 0.1%
Zimmer Holdings, Inc.,
2.700%, 4-1-20	3,000	3,000

Health Care Supplies – 0.5%
Baxter International, Inc.,
3.750%, 10-1-25 (D)	2,650	2,816
Shire Acquisitions Investments Ireland Designated Activity Co.,
2.875%, 9-23-23	7,000	7,142

		9,958

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Life Sciences Tools & Services – 0.1%
Thermo Fisher Scientific, Inc.,
4.133%, 3-25-25	$2,650	$2,840

Pharmaceuticals – 1.1%
Bristol-Myers Squibb Co.,
3.450%, 11-15-27 (D)	4,500	4,794
Forest Laboratories, Inc.,
5.000%, 12-15-21 (D)	7,500	7,769
Johnson & Johnson,
3.400%, 1-15-38	9,000	10,413

		22,976

Total Health Care – 2.4%		50,253
Industrials

Aerospace & Defense – 0.7%
Boeing Co. (The),
3.750%, 2-1-50 (C)	3,025	2,763
General Dynamics Corp.,
3.625%, 4-1-30	2,650	2,955
L3Harris Technologies, Inc.,
4.400%, 6-15-28	4,000	4,327
Spirit AeroSystems, Inc. (GTD by Spirit AeroSystems Holdings, Inc.),
4.600%, 6-15-28	3,915	3,367

		13,412

Agricultural & Farm Machinery – 0.2%
Deere & Co.,
3.100%, 4-15-30	4,400	4,665

Air Freight & Logistics – 0.2%
United Parcel Service, Inc.,
3.900%, 4-1-25	4,350	4,714

Airlines – 0.3%
Southwest Airlines Co.,
2.650%, 11-5-20	5,525	5,464

Environmental & Facilities Services – 0.5%
Republic Services, Inc.,
3.050%, 3-1-50	4,300	3,798

Waste Management, Inc. (GTD by Waste Management Holdings, Inc.),
3.150%, 11-15-27	6,000	6,198

		9,996

Total Industrials – 1.9%		38,251
Information Technology

Application Software – 0.2%
Autodesk, Inc.,
2.850%, 1-15-30	4,500	4,407

Communications Equipment – 0.1%
Motorola Solutions, Inc.,
4.600%, 2-23-28	2,462	2,511

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Data Processing & Outsourced Services – 0.1%
Visa, Inc.,
2.700%, 4-15-40	$1,760	$1,747

Semiconductors – 0.2%
Intel Corp.,
3.250%, 11-15-49	4,500	4,874

Systems Software – 0.2%
Microsoft Corp.,
4.250%, 2-6-47	2,150	2,793

Technology Hardware, Storage & Peripherals – 0.7%
Apple, Inc.:
3.200%, 5-11-27	9,000	9,753
2.950%, 9-11-49	4,500	4,749

		14,502

Total Information Technology – 1.5%		30,834
Materials

Diversified Metals & Mining – 0.2%
Anglo American plc,
4.125%, 4-15-21 (D)	3,500	3,449

Specialty Chemicals – 0.1%
Ecolab, Inc.,
3.250%, 12-1-27	3,000	2,807

Total Materials – 0.3%		6,256
Real Estate

Specialized REITs – 0.8%
American Tower Corp.,
2.250%, 1-15-22	8,000	7,809
American Tower Trust I,
3.652%, 3-23-28 (D)	2,000	1,942
Crown Castle International Corp.:
5.250%, 1-15-23	2,217	2,351
3.100%, 11-15-29	5,400	5,179

		17,281

Total Real Estate – 0.8%		17,281
Utilities

Electric Utilities – 1.0%
Ameren Illinois Co.,
3.250%, 3-15-50	2,000	2,004
Duke Energy Corp.,
3.150%, 8-15-27	2,500	2,463
Entergy Texas, Inc.,
2.550%, 6-1-21	3,900	3,911
Exelon Corp.,
2.450%, 4-15-21	4,300	4,259
Florida Power & Light Co.,
3.150%, 10-1-49	2,575	2,671
Oncor Electric Delivery Co. LLC,
2.750%, 5-15-30 (D)	2,550	2,652

2020	ANNUAL REPORT	25

SCHEDULE OF INVESTMENTS	IVY BALANCED FUND (in thousands)

MARCH 31, 2020

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Electric Utilities (Continued)
Southern California Edison Co.,
4.125%, 3-1-48	$2,000	$2,135

		20,095

Multi-Utilities – 0.3%
Berkshire Hathaway Energy Co.:
3.250%, 4-15-28	1,000	1,034
3.800%, 7-15-48	2,000	2,097
Dominion Energy, Inc.,
3.600%, 3-15-27	2,550	2,601

		5,732

Water Utilities – 0.1%
American Water Capital Corp.,
3.750%, 9-1-47	2,125	2,130

Total Utilities – 1.4%		27,957

TOTAL CORPORATE DEBT SECURITIES – 17.5%		$364,768
(Cost: $385,448)

LOANS (E)
Industrials

Industrial Machinery – 0.5%
Form Technologies LLC (ICE LIBOR plus 850 bps),
9.950%, 1-30-23 (F)	10,981	10,322

Total Industrials – 0.5%		10,322

TOTAL LOANS – 0.5%		$10,322
(Cost: $10,869)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS
Mortgage-Backed Obligations – 1.4%
Federal Home Loan Mortgage Corp. Agency REMIC/CMO,
3.000%, 6-15-45	7,974	8,450
Federal Home Loan Mortgage Corp. Fixed Rate Participation Certificates:
6.500%, 12-1-31	19	21
6.500%, 1-1-32	20	23

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal	Value
Mortgage-Backed Obligations (Continued)
Federal National Mortgage Association Agency REMIC/CMO:
3.500%, 6-25-29	$5,234	$5,695
3.000%, 10-25-46	8,256	8,801
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
6.500%, 10-1-28	23	25
6.500%, 2-1-29	3	3
7.000%, 11-1-31	28	33
6.500%, 2-1-32	19	23
7.000%, 2-1-32	31	36
7.000%, 3-1-32	13	16
7.000%, 7-1-32	21	25
6.500%, 9-1-32	15	17
5.500%, 5-1-33	11	13
5.500%, 6-1-33	11	13
4.500%, 11-1-43	5,020	5,564
Government National Mortgage Association Fixed Rate Pass-Through Certificates,
6.500%, 8-15-28	8	9

		28,767

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 1.4%		$28,767
(Cost: $28,250)

UNITED STATES GOVERNMENT OBLIGATIONS
Treasury Inflation Protected Obligations – 5.2%
U.S. Treasury Bonds:
2.125%, 2-15-40	29,821	41,708
1.000%, 2-15-46	21,067	25,604
U.S. Treasury Notes,
0.125%, 7-15-26	38,744	39,114

		106,426

Treasury Obligations – 15.0%
U.S. Treasury Bonds:
2.750%, 11-15-47	8,000	10,589
3.000%, 2-15-48	4,500	6,229

UNITED STATES GOVERNMENT OBLIGATIONS (Continued)	Principal	Value
Treasury Obligations (Continued)
U.S. Treasury Notes:
2.875%, 10-31-20	$8,205	$8,335
1.750%, 12-31-20	1,950	1,974
2.500%, 12-31-20	1,000	1,018
2.250%, 2-15-21	7,513	7,653
1.750%, 7-31-21	19,500	19,905
2.875%, 10-15-21	27,855	28,990
2.875%, 11-15-21	5,250	5,476
1.875%, 4-30-22	13,800	14,269
2.000%, 7-31-22	8,480	8,829
1.875%, 10-31-22	3,500	3,645
2.000%, 10-31-22	6,520	6,811
2.125%, 12-31-22	16,600	17,441
2.000%, 2-15-23	40,000	41,973
2.875%, 10-31-23	22,250	24,267
2.750%, 11-15-23	16,500	17,940
1.750%, 6-30-24	14,400	15,251
2.375%, 8-15-24	21,000	22,838
2.125%, 9-30-24	9,400	10,140
2.250%, 12-31-24	1,875	2,040
2.875%, 4-30-25	13,500	15,173
2.875%, 5-31-25	8,300	9,342
3.000%, 9-30-25	5,875	6,685

		306,813

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 20.2%		$413,239
(Cost: $384,423)

SHORT-TERM SECURITIES	Shares

Money Market Funds (G) – 2.4%
State Street Institutional U.S. Government Money Market Fund – Premier Class,
0.310%	49,026	49,026

TOTAL SHORT-TERM SECURITIES – 2.4%		$49,026
(Cost: $49,026)

TOTAL INVESTMENT SECURITIES – 100.0%		$2,049,791
(Cost: $2,078,722)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.0%		805

NET ASSETS – 100.0%		$2,050,596

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Restricted security. At March 31, 2020, the Fund owned the following restricted security:

Security	Acquisition Date(s)	Shares	Cost	Value
Targa Resources Corp., 9.500%	3-2-20	22	$23,758	$13,155

The total value of this security represented 0.6% of net assets at March 31, 2020.

26	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	IVY BALANCED FUND (in thousands)

MARCH 31, 2020

(C)	All or a portion of securities with an aggregate value of $5,803 are on loan.

(D)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2020 the total value of these securities amounted to $49,905 or 2.4% of net assets.

(E)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2020. Description of the reference rate and spread, if applicable, are included in the security description.

(F)	Securities whose value was determined using significant unobservable inputs.

(G)	Rate shown is the annualized 7-day yield at March 31, 2020.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$1,164,725	$—	$—
Preferred Stocks	2,139	13,155	—
Asset-Backed Securities	—	3,650	—
Corporate Debt Securities	—	364,768	—
Loans	—	—	10,322
United States Government Agency Obligations	—	28,767	—
United States Government Obligations	—	413,239	—
Short-Term Securities	49,026	—	—
Total	$1,215,890	$823,579	$10,322

During the year ended March 31, 2020, there were no transfers in or out of Level 3.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

CMO = Collateralized Mortgage Obligation

GTD = Guaranteed

ICE = Intercontinental Exchange

LIBOR = London Interbank Offered Rate

REIT = Real Estate Investment Trust

REMIC = Real Estate Mortgage Investment Conduit

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	27

MANAGEMENT DISCUSSION	IVY ENERGY FUND

(UNAUDITED)

David P. Ginther

Michael T. Wolverton

Below, David P. Ginther, CPA, and Michael T. Wolverton, CFA, portfolio managers of Ivy Energy Fund, discuss positioning, performance and results for the fiscal year ended March 31, 2020. Mr. Ginther has 25 years of industry experience and has managed the Fund since its inception in 2006. Mr. Wolverton has 15 years of industry experience and has managed the Fund since October 2016.

Fiscal Year Performance

For the 12 Months Ended March 31, 2020
Ivy Energy Fund (Class A shares at net asset value)	-65.61%
Ivy Energy Fund (Class A shares including sales charges)	-67.60%

Benchmark and Morningstar Category
S&P 1500 Energy Sector Index	-54.39%
(generally reflects the performance of stocks that represent the energy market)
Morningstar Equity Energy Category Average	-56.39%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is based on net asset value (NAV).

Volatility in oil market

The Organization of Petroleum Exporting Countries (OPEC) failed to agree to extend output cuts beyond March 2020 due to Russia’s decision to disagree with the rest of OPEC+. This led Saudi Arabia to start a price war with a significant increase in production rather than by restricting production. At the same time, worldwide oil demand has fallen by more than 20 million barrels a day due to the spread of COVID-19 as the world shelters in place, schools close and nonessential businesses shut down. The demand shock is most notable in lower usage of gasoline and aviation fuel.

Geopolitical risks around the world increased throughout the fiscal year and affected the energy market. Tensions between the U.S. and Iran flared at mid-year after Iran shot down a U.S. drone and there were charges that Iran was behind attacks on oil tankers in the Straits of Hormuz. Roughly 20% of the world oil supply travels through that waterway every day, making it a key issue for global oil supply.

Saudi Arabia oil facilities were then damaged by a missile strike in September that briefly reduced production capacity. Next unrest erupted in Iran late in 2019 with protests and an attack on the U.S. embassy in Baghdad. The volatile situation spilled over into Iraq, where demonstrators began protests against the government and Iranian influence in their country. Iran’s economy has continued to struggle from the effects of government policy that has led to higher inflation and unemployment.

In July, member countries of the OPEC plus Russia agreed to extend production cuts through the first quarter of 2020 as a means of supporting the oil price. But in early December, OPEC+ announced a larger-than-expected cut in production. The additional cuts were set to come from greater compliance with quotas and Saudi Arabia’s promise to reduce production if other OPEC members complied with their quotas. OPEC said it will review the cuts and could extend them through the end of 2020, depending on global economic growth and U.S. production growth.

U.S. production growth started to slow as many energy companies began to show discipline in operating within their cash flow levels, generate free cash flow and return capital to shareholders. The U.S. rig count was reduced roughly 20% in the fiscal year, evidence that many companies were trying to spend within cash flow. We believe that will lead to slower U.S. oil production growth. These changes are further evidence to us that the energy industry has a growing awareness of the demand to pursue stronger environmental, social and corporate governance standards and to help lower the globe’s carbon footprint.

A challenging year

The Fund had a negative return for the fiscal year and underperformed the returns of its benchmark index and category averages.

The Fund’s five greatest contributors to performance in the fiscal year relative to the benchmark were, Anadarko Petroleum Corp., NextEra Energy, Inc. CME Group, Inc., Intercontinental Exchange and Duke Energy Corp.

The Fund’s five greatest detractors from relative performance were Marathon Petroleum Corp., PBF Energy, Inc., WPX Energy, Inc., Concho Resources, Inc. and WEX, Inc. PBF Energy is no longer a holding of the Fund.

28	ANNUAL REPORT	2020

At the end of the fiscal year, 27% of the Fund was allocated to holdings in the Oil & Gas Exploration & Production industry segment, followed by around 18% to Oil & Gas Equipment & Services. The weighting in those industry segments detracted from relative performance versus the benchmark, which had heavier weighting to integrated oil companies.

The focus of the energy strategy remains on investing in companies that can create value over the full course of the energy cycle. We identify those as companies that are low-cost operators, have strong balance sheets, have the ability to grow profitably and have strong return on capital.

Outlook for recovery

We believe the oil markets will be well over supplied in the second and third quarters of calendar year 2020 due to lower demand associated with the COVID-19 pandemic. Markets should start to rebalance in fourth quarter 2020 as demand returns and oil production will be lower due to forced shuts and production cuts. We think natural gas will remain over supplied in 2020 and will start to rebalance as fundamentals improve due to lower associated gas coming from lower U.S. shales oil production.

It is impossible to have oil demand down 25+% without affecting the oil supply. Oil production in the U.S. will be forced to shut in and we think production could be down more than 2 million barrels a day by the end of calendar year 2021. We think that Saudi Arabia, Russia and other OPEC countries will end their price war and cut production to slow the building of worldwide oil inventories. We believe the oil markets will begin to rebalance when production shuts in and economic activity begins to normalize in the second half of calendar year 2020.

The demand shock is quite significant as some onshore oil prices go negative as infrastructure, pipelines and storage fill to capacity. There is very limited spare capacity left in the world to store crude and products and we could test the limits of inventory capacity in the next three months. We expect oil inventories to reach full capacity and force oil prices to cash cost. Both will force shut ins before oil demand begins to return as the world gets back to a working life.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load, and thus the lowest possible performance after sales charges; your sales charges could be lower.

Past performance is not a guarantee of future results. The value of the Fund’s shares will change, and you could lose money on your investment.

Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater sector diversification. Investing in the energy sector can be riskier than other types of investment activities because of a range of factors, including price fluctuation caused by real and perceived inflationary trends and political developments, and the cost assumed by energy companies in complying with environmental safety regulations. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of Ivy Energy Fund.

2020	ANNUAL REPORT	29

PORTFOLIO HIGHLIGHTS	IVY ENERGY FUND

ALL DATA IS AS OF MARCH 31, 2020 (UNAUDITED)

Asset Allocation

Stocks	90.6%
Energy	74.2%
Information Technology	9.3%
Utilities	4.2%
Financials	2.4%
Industrials	0.5%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	9.4%

Country Weightings

North America	90.6%
United States	86.1%
Canada	4.5%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	9.4%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Phillips 66	United States	Energy	Oil & Gas Refining & Marketing
Valero Energy Corp.	United States	Energy	Oil & Gas Refining & Marketing
Concho Resources, Inc.	United States	Energy	Oil & Gas Exploration & Production
Pioneer Natural Resources Co.	United States	Energy	Oil & Gas Exploration & Production
Dril-Quip, Inc.	United States	Energy	Oil & Gas Equipment & Services
Marathon Petroleum Corp.	United States	Energy	Oil & Gas Refining & Marketing
Wright Express Corp.	United States	Information Technology	Data Processing & Outsourced Services
Hess Corp.	United States	Energy	Integrated Oil & Gas
Aspen Technology, Inc.	United States	Information Technology	Application Software
Baker Hughes, Inc.	United States	Energy	Oil & Gas Equipment & Services

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

30	ANNUAL REPORT	2020

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY ENERGY FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E(5)	Class I	Class N	Class R	Class Y
1-year period ended 3-31-20	-67.60%	-67.29%	-65.86%	-66.37%	-65.48%	-65.45%	-65.74%	-65.59%
5-year period ended 3-31-20	-26.20%	-26.12%	-25.84%	-25.50%	-25.03%	-24.95%	-25.51%	-25.24%
10-year period ended 3-31-20	-12.06%	-12.14%	-12.13%	-11.52%	-11.20%	—	—	-11.44%
Since Inception of Class through 3-31-20(6)	—	—	—	—	—	-25.34%	-16.83%	—

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E Shares carry a maximum front-end sales load of 5.75% and 2.50%, respectively. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	Class E shares are not currently available for investment.

(6)	7-31-14 for Class N shares and 12-19-12 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2020	ANNUAL REPORT	31

SCHEDULE OF INVESTMENTS	IVY ENERGY FUND (in thousands)

MARCH 31, 2020

COMMON STOCKS	Shares	Value
Energy

Integrated Oil & Gas – 9.8%
Chevron Corp.	50	$3,650
Hess Corp.	117	3,911
Suncor Energy, Inc.	207	3,266

		10,827

Oil & Gas Drilling – 0.6%
Patterson-UTI Energy, Inc.	267	628

Oil & Gas Equipment & Services – 16.3%
Baker Hughes, Inc.	351	3,682
Cactus, Inc., Class A	290	3,363
Dril-Quip, Inc. (A)	147	4,493
Frank’s International N.V. (A)	305	789
Halliburton Co.	309	2,114
Helix Energy Solutions Group, Inc. (A)	351	575
Schlumberger Ltd.	229	3,083

		18,099

Oil & Gas Exploration & Production – 28.1%
Canadian Natural Resources Ltd.	126	1,702
Concho Resources, Inc.	128	5,489
ConocoPhillips	91	2,795
Continental Resources, Inc. (B)	82	629
Diamondback Energy, Inc.	110	2,883
EOG Resources, Inc.	95	3,428
Exxon Mobil Corp.	70	2,645
Noble Energy, Inc.	57	344
Parsley Energy, Inc., Class A	522	2,992
Pioneer Natural Resources Co.	75	5,235
Viper Energy Partners L.P.	182	1,205
WPX Energy, Inc. (A)	593	1,808

		31,155

Oil & Gas Refining & Marketing – 15.0%
Marathon Petroleum Corp.	188	4,432
PBF Energy, Inc., Class A	61	431
Phillips 66	112	5,988
Valero Energy Corp.	126	5,708

		16,559

COMMON STOCKS (Continued)	Shares	Value
Oil & Gas Storage & Transportation – 4.4%
Energy Transfer L.P.	140	$644
Enterprise Products Partners L.P.	201	2,877
MPLX L.P.	52	600
Rattler Midstream L.P.	226	787

		4,908

Total Energy – 74.2%		82,176
Financials

Financial Exchanges & Data – 2.4%
CME Group, Inc.	8	1,353
Intercontinental Exchange, Inc.	17	1,333

		2,686

Total Financials – 2.4%		2,686
Industrials

Industrial Machinery – 0.5%
Apergy Corp. (A)	94	539

Total Industrials – 0.5%		539
Information Technology

Application Software – 3.4%
Aspen Technology, Inc. (A)	39	3,753

Data Processing & Outsourced Services – 3.9%
Wright Express Corp. (A)	41	4,304

Semiconductor Equipment – 1.0%
Enphase Energy, Inc. (A)	36	1,177

Semiconductors – 1.0%
First Solar, Inc. (A)	30	1,086

Total Information Technology – 9.3%		10,320

COMMON STOCKS (Continued)	Shares	Value
Utilities

Electric Utilities – 3.0%
American Electric Power Co., Inc.	12	$927
Duke Energy Corp.	17	1,352
NextEra Energy, Inc.	4	995

		3,274

Multi-Utilities – 1.2%
Dominion Energy, Inc.	18	1,325

Total Utilities – 4.2%		4,599

TOTAL COMMON STOCKS – 90.6%		$100,320
(Cost: $181,775)

SHORT-TERM SECURITIES
Money Market Funds (D) – 11.4%
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares,
0.390% (C)	640	640
State Street Institutional U.S. Government Money Market Fund – Premier Class,
0.310%	11,955	11,955

		12,595

TOTAL SHORT-TERM SECURITIES – 11.4%		$12,595
(Cost: $12,595)

TOTAL INVESTMENT SECURITIES – 102.0%		$112,915
(Cost: $194,370)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (2.0)%		(2,172)

NET ASSETS – 100.0%		$110,743

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	All or a portion of securities with an aggregate value of $618 are on loan.

(C)	Investment made with cash collateral received from securities on loan.

(D)	Rate shown is the annualized 7-day yield at March 31, 2020.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$100,320	$—	$—
Short-Term Securities	12,595	—	—
Total	$112,915	$—	$—

32	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	IVY ENERGY FUND (in thousands)

MARCH 31, 2020

Country Diversification
(as a % of net assets)
United States	86.1%
Canada	4.5%
Other+	9.4%

+	Includes Liabilities (Net of Cash and Other Assets), and cash equivalents

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	33

MANAGEMENT DISCUSSION	IVY LASALLE GLOBAL REAL ESTATE FUND

(UNAUDITED)

Matthew Sgrizzi

Lisa L. Kaufman

Ben Lentz

Paul Meierdierck

The Ivy LaSalle Global Real Estate Fund is subadvised by LaSalle Investment Management Securities, LLC.

Below, portfolio managers Matthew Sgrizzi, CFA; Lisa Kaufman; Benjamin Lentz, CFA; and Paul Meierdierck, CFA, discuss positioning, performance and results for the fiscal year ended March 31, 2020. Mr. Sgrizzi has managed the Fund since 2015 and has 17 years of industry experience. Mrs. Kaufman has managed the Fund since 2016 and has 28 years of industry experience. Mr. Lentz and Mr. Meierdierck joined the portfolio management team in 2019. Mr. Lentz has 20 years of industry experience. Mr. Meierdierck has 12 years of industry experience. George J. Noon, CFA, who had managed the Fund since its inception in 2013, left the firm in January 2020.

Fiscal year Performance

For the 12 Months Ended March 31, 2020
Ivy LaSalle Global Real Estate Fund (Class A shares at net asset value)	-22.88%
Ivy LaSalle Global Real Estate Fund (Class A shares including sales charges)	-27.29%

Benchmark and Morningstar Category
FTSE EPRA NAREIT Developed Index	-23.22%
(generally reflects the performance of real estate stocks in developed countries)
Morningstar Global Real Estate Category Average	-20.31%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value (NAV).

Key factors

For the majority of the fiscal year ended March 31, 2020, global real estate securities trended higher, benefitting from solid operating fundamentals, easing financial conditions and a lower-growth, risk-off investment environment. Escalating trade and political tensions, coupled with softer economic data, had reignited fears of a material slowdown in global economic growth, which impacted sentiment in the second and third quarters of 2019 and was met by a series of accommodative actions from global central banks. The real estate sector’s durable cash flow streams and attractive dividend yields appealed to investors in this environment.

As calendar year 2019 drew to a close, risk assets continued to be supported by receding trade and political tensions and stabilizing leading economic indicators. This trend continued into 2020, but shifted rapidly in late February as a result of the COVID-19 pandemic sparking concerns of a global slowdown and heightened probability of an outright recession. Accordingly, global real estate securities retreated along with global equity markets, commodities and sovereign yields.

Share price declines in late February and March erased the solid prior period performance from both global real estate securities and equities as the demand shock from containment efforts related to the COVID-19 created a material adverse effect on the global economy. The response to the outbreak has prompted global governments and central banks to implement significant fiscal and monetary measures in an effort to provide relief to consumers and businesses and to support eventual recovery as business activity resumes.

Real estate securities have not outperformed the broader equity market as would typically be expected in a downturn, given the defensive nature of the asset class’ contractual revenue and the sector’s attractive dividend yield. These defensive characteristics were more than offset by the rapid tightening of financial conditions, stemming from intense demand for liquidity, despite significant efforts from global central banks.

Most regions and segments within the real estate universe declined rapidly, with the fiscal year’s declines concentrated in a nearly six-week period. While all regions finished the period lower, the dispersion of performance was wide and largely dependent on factors like geography, property type, balance sheet strength, development-type exposure and tenant quality. In reaction to these rapid declines and deterioration of the operating backdrop, real estate companies have taken swift action to shore up liquidity, including withdrawing guidance, drawing on credit lines and reducing planned capital expenditures. In addition, select companies also have suspended or reduced dividends.

34	ANNUAL REPORT	2020

Contributors and detractors

The Fund outperformed its benchmark for the period ended March 31, 2020. Relative outperformance stemmed from positive stock selection, which was particularly realized in Japan, continental Europe and the United Kingdom (U.K.), as well as in select U.S. segments. Regional allocation decisions also had a positive impact on relative performance in the period, benefitting from an underweight position to Australia and overweight position to Japan.

In the U.S., an overweight position to the infrastructure or cell tower segment was a significant contributor to outperformance during the period. This segment has continued to benefit from growing mobile data demand and additional spectrum deployment. Further, the cell tower companies held up significantly better than the broader real estate indices in the recent downturn, given its atypical cyclical nature and potential for increase in demand.

The Fund benefitted from overweight positions to select Japanese development-focused companies, which outperformed following improved governance efforts and an increased focus on shareholder returns in the form of increased dividend payouts, share buybacks and the avoidance of prior poison pill initiatives.

Positions in German residential companies also were a significant contributor to outperformance during the period. The German residential companies came under significant pressure with the implementation of stricter rental regulation in Berlin. This dynamic had the most severe impact on companies with direct exposure to that market, which the Fund was underweight. More recently, German residential companies have outperformed given the defensive nature of their cash flows. The Fund has benefitted from this trend given current overweight positions within the sector.

An underweight position to retail, particularly across continental Europe, the U.K., Australia, and select higher-levered U.S. companies, also had a positive impact on results. Global retail companies have significantly underperformed as the segment already was feeling secular pressure prior to the forced closures stemming from COVID-19 containment efforts.

Outlook

Looking ahead, we believe a global recession, caused by the extraordinary efforts to curb the spread of COVID-19, is underway. With the duration of mitigation efforts unknowable, we are humble about our ability to accurately forecast the downturn and subsequent recovery. With that stated, we have incorporated a baseline economic outlook, reflecting a sharp decline in gross domestic product beginning in the second quarter of 2020. This could be followed by a “U”-shaped recovery beginning in 2021.

Developments with COVID-19 will determine the exact growth pattern, but what is critical is the efficacy of containment strategies and therapies, the willingness of policy makers to do whatever it takes to support consumers and businesses and the speed of vaccine development. While the first point will determine near term fundamentals, the latter two points will determine the real estate sector and broader equity markets’ ability to look through to a recovery.

The public real estate market has experienced a significant re-pricing. As a result, the real estate security universe is now trading at significant discounts to our net asset value estimates, or where we believe the company portfolios would trade in the private real estate market. The vast majority of the listed real estate companies enter this recession with strong balance sheets and ample liquidity. Moreover, companies have reacted swiftly to the seismic shift in economic conditions and moved to augment and preserve liquidity. Strong capital foundations position these companies to weather the storm and eventually deliver attractive investment returns as the global economy returns to normalcy.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges; your sales charges could be lower.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Investment risks associated with investing in real estate securities, in addition to other risks, include rental income fluctuation, depreciation, property tax value changes and differences in real estate market values.

Because the Fund invests more than 25% of its total assets in the real estate industry, it may be more susceptible to a single economic, regulatory, or technical occurrence than a fund that does not concentrate its investments in this industry.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets.

2020	ANNUAL REPORT	35

The Fund is non-diversified, meaning that it may invest a significant portion of its total assets in a limited number of issuers, and a decline in value of those investments would cause the Fund’s overall value to decline greater than that of a more diversified portfolio. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy LaSalle Global Real Estate Fund.

36	ANNUAL REPORT	2020

PORTFOLIO HIGHLIGHTS	IVY LASALLE GLOBAL REAL ESTATE FUND

ALL DATA IS AS OF MARCH 31, 2020 (UNAUDITED)

Asset Allocation

Stocks	98.4%
Real Estate	96.2%
Communication Services	2.2%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.6%

Country Weightings

North America	57.0%
United States	54.1%
Other North America	2.9%
Pacific Basin	25.8%
Japan	13.9%
Hong Kong	8.3%
Other Pacific Basin	3.6%
Europe	15.6%
Germany	5.6%
United Kingdom	4.9%
Other Europe	5.1%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.6%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Vonovia SE	Germany	Real Estate	Real Estate Operating Companies
Public Storage, Inc.	United States	Real Estate	Specialized REITs
AvalonBay Communities, Inc.	United States	Real Estate	Residential REITs
Invitation Homes, Inc.	United States	Real Estate	Residential REITs
ProLogis, Inc.	United States	Real Estate	Industrial REITs
Kilroy Realty Corp.	United States	Real Estate	Office REITs
Digital Realty Trust, Inc.	United States	Real Estate	Specialized REITs
Welltower, Inc.	United States	Real Estate	Health Care REITs
Duke Realty Corp.	United States	Real Estate	Industrial REITs
SBA Communications Corp.	United States	Communication Services	Wireless Telecommunication Service

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2020	ANNUAL REPORT	37

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY LASALLE GLOBAL REAL ESTATE FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class I	Class N	Class R	Class Y
1-year period ended 3-31-20	-27.29%	-26.26%	-23.32%	-22.41%	-22.53%	-23.08%	-22.73%
5-year period ended 3-31-20	-3.72%	-3.51%	-3.45%	-2.30%	—	-3.00%	-2.44%
10-year period ended 3-31-20	—	—	—	—	—	—	—
Since Inception of Class through 3-31-20(5)	-0.55%	-0.59%	-0.66%	0.46%	-3.76%	-0.22%	0.49%

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A Shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)

4-1-13 for Class A shares, 4-1-13 for Class B shares, 4-1-13 for Class C shares, 4-1-13 for Class I shares, 7-5-17 for Class N shares, 4-1-13 for Class R shares and 4-1-13 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

38	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	IVY LASALLE GLOBAL REAL ESTATE FUND (in thousands)

MARCH 31, 2020

COMMON STOCKS	Shares	Value
Australia

Real Estate – 1.6%
Dexus	136	$755
GPT Group	227	503
Mirvac Group	329	417

		1,675

Total Australia – 1.6%		$1,675
Belgium

Real Estate – 0.7%
Aedifica S.A.	1	93
Shurgard Self Storage Europe S.a.r.l.	20	604

		697

Total Belgium – 0.7%		$697
Canada

Real Estate – 2.9%
Canadian Apartment Properties REIT	44	1,327
Cominar Real Estate Investment Trust	49	284
First Capital REIT	115	1,110
H&R Real Estate Investment Trust	26	164

		2,885

Total Canada – 2.9%		$2,885
France

Real Estate – 1.3%
Gecina	10	1,337

Total France – 1.3%		$1,337
Germany

Real Estate – 5.6%
Deutsche Wohnen AG	36	1,356
Vonovia SE	89	4,451

		5,807

Total Germany – 5.6%		$5,807
Hong Kong

Real Estate – 8.3%
Cheung Kong (Holdings) Ltd.	291	1,577
Henderson Land Development Co. Ltd.	191	723
Link (The)	95	799
New World Development Co. Ltd.	2,163	2,306
Sun Hung Kai Properties Ltd.	145	1,897
Swire Properties Ltd.	242	677
Wharf (Holdings) Ltd. (The)(A)	156	637

		8,616

Total Hong Kong – 8.3%		$8,616
Ireland

Real Estate – 1.2%
Hibernia REIT plc	745	860

COMMON STOCKS (Continued)	Shares		Value
Real Estate (Continued)
Irish Residential Properties REIT plc	300		$407

			1,267

Total Ireland – 1.2%			$1,267
Japan

Real Estate – 13.9%
CRE Logistics REIT, Inc.	—	*	357
Daibiru Corp.	74		613
Daiwa Office Investment Corp.	—	*	394
Global One Corp.	1		610
GLP J-REIT	1		682
Heiwa Real Estate Co. Ltd.	18		473
Ichigo Office REIT Investment Corp. (B)	—	*	344
Invesco Office J-REIT, Inc.	6		792
ITOCHU Advance Logistics Investment Corp.	1		659
Japan Excellent, Inc.	1		908
Japan Real Estate Investment Corp.	—	*	1,017
Japan Rental Housing Investments, Inc.	—	*	227
Keihanshin Building Co. Ltd.	35		433
Mitsubishi Estate Co. Ltd.	123		1,820
Mitsui Fudosan Co. Ltd.	57		992
Mitsui Fudosan Logistics Park, Inc.	—	*	461
Nippon Prologis, Inc.	—	*	609
Nomura Real Estate Holdings, Inc.	10		155
Nomura Real Estate Master Fund, Inc.	1		910
ORIX JREIT, Inc.	1		927
Sankei Real Estate, Inc.	1		541
Star Asia Investment Corp.	1		428
Starts Proceed Investment Corp.	—	*	241

			14,593

Total Japan – 13.9%			$14,593
Norway

Real Estate – 1.4%
Entra ASA	122		1,462

Total Norway – 1.4%			$1,462
Singapore

Real Estate – 2.0%
CapitaLand Ltd.	561		1,124
Frasers Centrepoint Trust	391		611
Mapletree Investments Pte Ltd.	164		279

			2,014

Total Singapore – 2.0%			$2,014
Spain

Real Estate – 0.5%
Merlin Properties Socimi S.A.	70		526

Total Spain – 0.5%			$526

COMMON STOCKS (Continued)	Shares	Value
United Kingdom

Real Estate – 4.9%
Big Yellow Group plc	30	$374
Derwent London plc	28	1,147
Grainger plc	275	874
Great Portland Estates plc	22	185
Land Securities Group plc	113	779
Safestore Holdings plc	52	412
SEGRO plc	147	1,388

		5,159

Total United Kingdom – 4.9%		$5,159
United States

Communication Services – 2.2%
SBA Communications Corp.	9	2,327

Real Estate – 51.9%
Agree Realty Corp.	16	991
American Campus Communities, Inc.	47	1,318
AvalonBay Communities, Inc.	26	3,855
Camden Property Trust	15	1,208
Cousins Properties, Inc.	3	83
CubeSmart	46	1,235
Digital Realty Trust, Inc.	20	2,736
Duke Realty Corp.	78	2,516
Equinix, Inc.	1	703
Equity Residential	26	1,607
Essex Property Trust, Inc.	5	1,208
Federal Realty Investment Trust	1	105
First Industrial Realty Trust, Inc.	52	1,720
Healthcare Trust of America, Inc., Class A	72	1,755
Highwoods Properties, Inc.	34	1,214
Hudson Pacific Properties, Inc.	60	1,509
Invitation Homes, Inc.	170	3,642
Kilroy Realty Corp.	45	2,843
National Retail Properties, Inc.	60	1,919
Park Hotels & Resorts, Inc.	41	322
Pebblebrook Hotel Trust	41	443
ProLogis, Inc.	42	3,339
Public Storage, Inc.	21	4,167
Realty Income Corp.	21	1,051
Regency Centers Corp.	44	1,678
Simon Property Group, Inc.	28	1,552
SITE Centers Corp.	10	52
Sunstone Hotel Investors, Inc.	97	841
Ventas, Inc.	67	1,797
VEREIT, Inc.	87	425
VICI Properties, Inc.	88	1,459
Vornado Realty Trust	48	1,747
Weingarten Realty Investors	23	330
Welltower, Inc.	59	2,715

		54,085

Total United States – 54.1%		$56,412

TOTAL COMMON STOCKS – 98.4%		$102,450
(Cost: $118,891)

2020	ANNUAL REPORT	39

SCHEDULE OF INVESTMENTS	IVY LASALLE GLOBAL REAL ESTATE FUND (in thousands)

MARCH 31, 2020

SHORT-TERM SECURITIES	Shares	Value
Money Market Funds (C) – 1.4%
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.310%	916	$916
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares, 0.390% (D)	514	514

		1,430

TOTAL SHORT-TERM SECURITIES – 1.4%		$1,430
(Cost: $1,430)

TOTAL INVESTMENT SECURITIES – 99.8%		$103,880
(Cost: $120,321)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.2%		257

NET ASSETS – 100.0%		$104,137

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	All or a portion of securities with an aggregate value of $636 are on loan.

(B)	No dividends were paid during the preceding 12 months.

(C)	Rate shown is the annualized 7-day yield at March 31, 2020.

(D)	Investment made with cash collateral received from securities on loan.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Communication Services	$2,327	$—	$—
Real Estate	56,970	43,153	—
Total Common Stocks	$59,297	$43,153	$—
Short-Term Securities	1,430	—	—
Total	$60,727	$43,153	$—

The following acronym is used throughout this schedule:

REIT = Real Estate Investment Trust

Market Sector Diversification
(as a % of net assets)
Real Estate	96.2%
Communication Services	2.2%
Other+	1.6%

+	Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

40	ANNUAL REPORT	2020

MANAGEMENT DISCUSSION	IVY NATURAL RESOURCES FUND

(UNAUDITED)

David P. Ginther

Michael T. Wolverton

Below, David P. Ginther, CPA, and Michael T. Wolverton, CFA, portfolio managers of Ivy Natural Resources Fund, discuss positioning, performance and results for the fiscal year ended March 31, 2020. Mr. Ginther has managed the Fund since July 2013. He has 25 years of industry experience. Mr. Wolverton has managed the Fund since October 2016 and has 15 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended March 31, 2020
Ivy Natural Resources Fund (Class A shares at net asset value)	-40.58%
Ivy Natural Resources Fund (Class A shares including sales charges)	-44.00%

Benchmark and Morningstar Categories
S&P North American Natural Resources Sector Index	-43.21%
(generally reflects the performance of the energy and materials stocks in North America)
Morningstar Natural Resources Category Average	-30.96%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

Oil perfect storm

Global equity markets generally had negative returns for the full fiscal year, with most of the negative performance coming in the final quarter of the measurement period. World economic growth deteriorated rapidly as the COVID-19 pandemic spread to countries all over the world. With businesses temporarily shut down, travel greatly restricted, and stay-at-home orders in place, demand for goods and services was severely impaired causing a significant economic slowdown. Energy and materials both underperformed the overall equity markets for the fiscal year as prices for most commodities were lower.

The price of oil was particularly negatively affected in the year with West Texas Intermediate (WTI) crude oil — the U.S. price benchmark — down about 66%. Nearly all of this negative performance came in the last quarter of the fiscal year after a demand shock from COVID-19 and a supply shock from Organization of Petroleum Exporting Countries (OPEC) and Russia. OPEC shifted its supply policy when its members and Russia were unable to come to an agreement on extending existing production cuts. Instead of holding production off the market, OPEC and Russia shifted to a market share gain strategy that resulted in a large increase in supply. With demand highly impaired by the pandemic, this policy change could not have come at a worse time for the oil market. The resulting oversupplied market for oil put enormous strain on inventory storage around the world and caused oil prices to plummet to incentivize lower production.

The severe decline in oil prices caused producers around the world, notably in the U.S., to slash capital expenditures and growth outlooks. The U.S. shifted from growth mode to contraction mode as many domestic producers announced plans to cut activity from 30-50% for the full year in 2020. With the oil price dropping below the cash costs of operation in some areas, some producers have elected to completely stop activity in the near term.

Reduced energy, increased gold exposure

While the Fund had a negative return for the fiscal year, it outperformed its benchmark index for the measurement period. The energy sector made up about 33% of equity assets at the end of the fiscal year, while non-energy materials and other sectors made up about 56%. The Fund also increased its cash position to around 11% during the fiscal year given the significant uptick in market volatility and unprecedented market conditions.

The Fund increased its exposure to gold and precious metals due to a perceived positive environment for precious metal prices. With slower economic growth, lower interest rates, and central governments looking to reflate economies during the pandemic crisis, we believe more exposure to the sector is warranted. In addition, the managements of these companies within this sector are showing a greater willingness to be more disciplined in capital allocation and more emphasis on cost control than in prior cycles. This should allow them to see greater benefits from a higher gold price.

Within the energy sector, the Fund was overweight in “downstream” energy companies like refiners that focus on conversion of oil & gas into consumable products. The Fund was underweight in all other areas of energy compared to the benchmark. The focus remains on owning companies with low-cost positions and strong balance sheets that have the potential to grow profitably with high returns on capital. Due to challenging industry conditions, fewer energy companies meet these criteria.

2020	ANNUAL REPORT	41

The five greatest relative contributors to the Fund’s performance in the fiscal year were Occidental Petroleum, Rio Tinto plc, Canadian Pacific Railway, Barrick Gold Corporation and Union Pacific Corporation.

The five greatest relative detractors to the Fund’s performance in the fiscal year were TC Energy Corporation, Enbridge Inc., Newmont Corporation, Halliburton Company and Diamondback Energy Inc.

Future outlook

We expect U.S. oil production to see a significant decline in the coming months due to low oil prices, production shut-ins, and decreased capital investment in future supply. With lower oil demand worldwide, producers outside the U.S. will need to do the same. The timeline for return of demand is very uncertain and is dependent on improvement in the control of the COVID-19 pandemic. In the meantime, persistent oversupply will likely continue to keep commodity prices near cash costs of operation or the marginal cost of new supply until more supply growth is needed to meet demand.

It is also unclear what actions OPEC will take to improve the oil market. It is likely that OPEC will curb production in the near-term to prevent inventories from rising too high. However, its members may choose to resume their policy to take market share when demand returns to normalized levels. Should OPEC choose this strategy, minimal supply growth will be needed from places like the U.S. Without growth, the investment case for U.S. energy companies is diminished. The Fund will be selective within the energy group and focus on companies that are committed to increasing shareholder value and free cash flow rather than pursuing value-destructive policies.

As the world works through the current economic slowdown, it remains to be seen when a recovery will start and how quickly the world can return to normalized growth. The Fund will focus on companies that stand to benefit when a recovery does occur, but will remain cautious until we gain further confidence in that recovery.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Performance shown at net asset value (NAV) does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges; your sales charges could be lower.

Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater diversification. Investing in natural resources can be riskier than other types of investment activities because of a range of factors, including price fluctuation caused by real and perceived inflationary trends, political developments, and the cost assumed by natural resource companies in complying with environmental and safety regulations.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets.

Commodity trading, including trading in precious metals, is generally considered speculative because of the significant potential for investment loss. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The indexes noted are unmanaged, include reinvested dividends, and do not include fees. One cannot invest directly in an index, nor is an index representative of Ivy Natural Resources Fund.

42	ANNUAL REPORT	2020

PORTFOLIO HIGHLIGHTS	IVY NATURAL RESOURCES FUND

ALL DATA IS AS OF MARCH 31, 2020 (UNAUDITED)

Asset Allocation

Stocks	88.5%
Materials	42.6%
Energy	33.2%
Industrials	9.3%
Utilities	2.2%
Information Technology	1.2%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	11.5%

Country Weightings

North America	70.0%
United States	53.2%
Canada	16.8%
Europe	11.3%
United Kingdom	4.8%
France	3.8%
Other Europe	2.7%
Pacific Basin	4.6%
Other	1.6%
South America	1.0%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	11.5%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Barrick Gold Corp.	Canada	Materials	Gold
Phillips 66	United States	Energy	Oil & Gas Refining & Marketing
Canadian Pacific Railway Ltd.	Canada	Industrials	Railroads
Union Pacific Corp.	United States	Industrials	Railroads
Rio Tinto plc	United Kingdom	Materials	Diversified Metals & Mining
Valero Energy Corp.	United States	Energy	Oil & Gas Refining & Marketing
Galp Energia SGPS S.A., Class B	Portugal	Energy	Integrated Oil & Gas
Marathon Petroleum Corp.	United States	Energy	Oil & Gas Refining & Marketing
Air Products and Chemicals, Inc.	United States	Materials	Industrial Gases
BHP Group plc	Australia	Materials	Diversified Metals & Mining

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2020	ANNUAL REPORT	43

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY NATURAL RESOURCES FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E	Class I	Class N	Class R	Class Y
1-year period ended 3-31-20	-44.00%	-44.06%	-41.02%	-41.74%	-40.26%	-40.11%	-40.53%	-40.40%
5-year period ended 3-31-20	-14.11%	-14.43%	-13.65%	-13.16%	-12.65%	-12.48%	-13.13%	-12.85%
10-year period ended 3-31-20	-8.62%	-8.76%	-8.67%	-8.01%	-7.63%	—	-8.16%	-7.84%
Since Inception of Class through 3-31-20(5)	—	—	—	—	—	-14.52%	—	—

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E Shares carry a maximum front-end sales load of 5.75% and 2.50%, respectively. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	7-31-14 for Class N shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

44	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	IVY NATURAL RESOURCES FUND (in thousands)

MARCH 31, 2020

COMMON STOCKS	Shares	Value
Australia

Materials – 2.6%
BHP Group plc	303	$4,697

Total Australia – 2.6%		$4,697
Brazil

Materials – 1.0%
Companhia Vale de Rio Doce ADR	230	1,904

Total Brazil – 1.0%		$1,904
Canada

Industrials – 3.6%
Canadian Pacific Railway Ltd.	30	6,602

Materials – 13.2%
Agnico-Eagle Mines Ltd. (A)	109	4,347
Barrick Gold Corp.	588	10,769
Franco-Nevada Corp. (A)	44	4,391
Wheaton Precious Metals Corp.	158	4,343

		23,850

Total Canada – 16.8%		$30,452
France

Energy – 2.2%
Total S.A. ADR	105	3,912

Materials – 1.6%
L Air Liquide S.A.	22	2,809

Total France – 3.8%		$6,721
Hong Kong

Materials – 0.0%
China Metal Recycling (Holdings) Ltd. (B)(C)	30,000	—	*

Total Hong Kong – 0.0%		$—	*
India

Energy – 2.0%
Reliance Industries Ltd.	247	3,608

Total India – 2.0%		$3,608

COMMON STOCKS (Continued)	Shares	Value
Portugal

Energy – 2.7%
Galp Energia SGPS S.A., Class B	427	$4,888

Total Portugal – 2.7%		$4,888
South Africa

Materials – 1.6%
Mondi plc	174	2,935

Total South Africa – 1.6%		$2,935
United Kingdom

Materials – 4.8%
Croda International plc	52	2,751
Rio Tinto plc	130	5,948

		8,699

Total United Kingdom – 4.8%		$8,699
United States

Energy – 26.3%
Cabot Oil & Gas Corp.	252	4,325
Chevron Corp.	51	3,714
Concho Resources, Inc.	74	3,185
ConocoPhillips	91	2,804
Diamondback Energy, Inc.	84	2,196
Enterprise Products Partners L.P.	151	2,164
EOG Resources, Inc.	107	3,836
Magellan Midstream Partners L.P.	94	3,436
Marathon Petroleum Corp.	201	4,736
ONEOK, Inc.	85	1,850
Parsley Energy, Inc., Class A	255	1,460
Phillips 66	133	7,122
Valero Energy Corp.	128	5,785
WPX Energy, Inc. (B)	394	1,202

		47,815

Industrials – 5.7%
Union Pacific Corp.	43	6,008
Waste Management, Inc.	47	4,311

		10,319

Information Technology – 1.2%
Enphase Energy, Inc. (B)	69	2,243

COMMON STOCKS (Continued)	Shares	Value
Materials – 17.8%
Air Products and Chemicals, Inc.	24	$4,720
Albemarle Corp. (A)	16	888
Avery Dennison Corp.	30	3,025
FMC Corp.	33	2,686
Graphic Packaging Holding Co.	222	2,704
LyondellBasell Industries N.V., Class A	33	1,629
Packaging Corp. of America	49	4,281
PPG Industries, Inc.	47	3,919
Sherwin-Williams Co. (The)	10	4,530
Southern Copper Corp.	138	3,879

		32,261

Utilities – 2.2%
Atmos Energy Corp.	40	3,983

Total United States – 53.2%		$96,621

TOTAL COMMON STOCKS – 88.5%		$160,525
(Cost: $253,165)

SHORT-TERM SECURITIES
Money Market Funds (D) – 12.5%
State Street Institutional U.S. Government Money Market Fund – Premier Class
0.310%	18,615	18,615
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares
0.390% (E)	4,028	4,028

		22,643

TOTAL SHORT-TERM SECURITIES – 12.5%		$22,643
(Cost: $22,643)

TOTAL INVESTMENT SECURITIES – 101.0%		$183,168
(Cost: $275,808)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (1.0)%		(1,844)

NET ASSETS – 100.0%		$181,324

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	All or a portion of securities with an aggregate value of $6,100 are on loan.

(B)	No dividends were paid during the preceding 12 months.

(C)	Securities whose value was determined using significant unobservable inputs.

(D)	Rate shown is the annualized 7-day yield at March 31, 2020.

(E)	Investment made with cash collateral received from securities on loan.

2020	ANNUAL REPORT	45

SCHEDULE OF INVESTMENTS	IVY NATURAL RESOURCES FUND (in thousands)

MARCH 31, 2020

The following forward foreign currency contracts were outstanding at March 31, 2020:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized Depreciation
Euro	16,358	U.S. Dollar	18,140	4-14-20	Morgan Stanley International	$90	$—
British Pound	19,778	U.S. Dollar	24,942	4-14-20	UBS AG	370	—
Canadian Dollar	4,455	U.S. Dollar	3,225	4-14-20	UBS AG	58	—

						$518	$—

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Energy	$51,727	$8,496	$—
Industrials	16,921	—	—
Information Technology	2,243	—	—
Materials	58,015	19,140	—	*
Utilities	3,983	—	—
Total Common Stocks	$132,889	$27,636	$—	*
Short-Term Securities	22,643	—	—
Total	$155,532	$27,636	$—	*
Forward Foreign Currency Contracts	$—	$518	$—

During the year ended March 31, 2020, there were no transfers in or out of Level 3.

The following acronym is used throughout this schedule:

ADR = American Depositary Receipts

Market Sector Diversification
(as a % of net assets)
Materials	42.6%
Energy	33.2%
Industrials	9.3%
Utilities	2.2%
Information Technology	1.2%
Other+	11.5%

+	Includes Liabilities (Net of Cash and Other Assets), and cash equivalents

See Accompanying Notes to Financial Statements.

46	ANNUAL REPORT	2020

MANAGEMENT DISCUSSION	IVY SCIENCE AND TECHNOLOGY FUND

(UNAUDITED)

Zachary H. Shafran

Bradley J. Warden

Below, Zachary Shafran and Bradley Warden, portfolio managers of the Ivy Science and Technology Fund, discuss positioning, performance and results for the fiscal year ended March 31, 2020. Mr. Shafran has managed the Fund since 2001 and has 31 years of industry experience. Mr. Warden has managed the Fund since 2016 and was previously an assistant portfolio manager on the Fund from 2014 to 2016. He has 22 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended March 31, 2020
Ivy Science and Technology Fund (Class A shares at net asset value)	2.98%
Ivy Science and Technology Fund (Class A shares including sales charges)	-2.95%

Benchmark and Morningstar Category
S&P North American Technology Sector Index	3.77%
(generally reflects the performance of U.S. science and technology stocks)
Morningstar Technology Category Average	-2.27%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is based on net asset value (NAV).

Strong markets gave way to COVID-19 pandemic concerns

Equity and fixed-income markets were strong through the end of calendar year 2019, but rapidly deteriorated beginning in late-February 2020 as COVID-19 began to spread globally. Economies were brought to a virtual halt as many countries and regions put stay-at-home orders in place. The markets had largely looked through earlier impacts in China as the virus appeared to be relatively contained. U.S. growth, driven by a strong job market and supportive economy, quickly turned to massive job losses and employee furloughs with eyes on an imminent economic recession. Other market concerns, like the Chinese trade war, immediately took a backseat. Fortunately, the Federal Reserve (Fed) and U.S. Treasury took aggressive actions to attempt to bridge the economic gap that COVID-19 created. The relative effectiveness of these measures will be determined over the coming quarters, but these efforts should provide some short-term relief until effective treatments and a vaccine for COVID-19 can be developed. The real question is the duration of time until the U.S. economy can return to some level of normalcy.

Prior to the COVID-19 crisis, the Fed’s pivot away from tightening monetary policy in early calendar year 2019 created a snap-back in equity markets following a sell-off in late calendar 2018. The Fed expressed a more dovish outlook on monetary policy in calendar year 2019 and stuck with it the latter half of calendar year 2019. Inflation remained in check through the fiscal year, even with stronger wage growth, being offset by energy and housing price relief. We believe the multi-trillion dollar stimulus packages will raise questions of eventual inflationary pressures once the economy returns to normal.

Over the course of the fiscal year, the Fed’s actions were in focus, but besides COVID-19, the U.S.-China trade war created the greatest uncertainty in the markets. China’s economy and markets saw significant weakening over the course of the fiscal year. We believe a negotiated solution is in the best interest of each country, and the emergence of Phase One of a trade settlement helped to propel the market’s upward trajectory until early calendar year 2020.

Beyond the global challenges, the U.S. House of Representatives pushed forward articles of impeachment against President Donald Trump, which complicated policymaking preceding the upcoming U.S. presidential election. The markets shrugged off any real concern on the issue, believing the Republican-controlled Senate would not garner the votes needed to impeach the president.

During the fiscal year, information technology stocks performed extremely well before cratering in March 2020. As a result of the precipitous market fall in March, the Fund’s benchmark ended the fiscal year up only 3.8%. Within information technology, the technology hardware and software subsectors performed best, while the semiconductor subsector also outperformed the other subsectors. We continue to believe semiconductors are key to future innovation within information technology and that consolidation, operating leverage, balance sheet strength, increases in dividend payments and strong management should provide stability and growth for this subsector even in the face of the COVID-19 pandemic.

On the health care front, a select few health care technology and biotechnology stocks in the Fund had strong performance, but the aggregate health care portion of the Fund relatively underperformed, largely due to the outsized performance of the information technology sector. We believe the COVID-19 crisis will drive increasing future investment in health care,

2020	ANNUAL REPORT	47

specifically within novel therapies and innovation. Investing in these areas remains one of the unique investment aspects of the Fund.

Semiconductor exposure drove peer group relative outperformance

The Fund slightly underperformed its benchmark, but significantly outperformed its Morningstar peer group average during the fiscal year. Outperformance in the Fund’s technology exposure was primarily driven by the positions in Cypress Semiconductor Corp., ASML Holding, and Microsoft Corp. Underweight positions in Cisco Systems, Inc., International Business Machines, Inc. and Broadcom Inc. contributed positively to relative returns as well. The Fund no longer holds Cypress Semiconductor Corp. or Cisco Systems, Inc., as of March 31, 2020.

Health care is not represented in the benchmark, so the Fund’s allocation to the sector is an important distinction when comparing performance metrics. In the fiscal year, the Fund’s health care allocation detracted from relative performance, despite strong absolute performance as the sector could not keep up with the strength of the technology sector. Within the Fund’s allocation, relative outperformance in health care technology was offset by underperformance in biotechnology. Within biotechnology, Vertex Pharmaceuticals, Inc. was the greatest positive contributor.

The Fund used derivatives during the reporting period, but the usage had no material impact on the Fund’s performance.

Fund positioning

While we recognize the challenges of the global economic backdrop and the COVID-19 crisis, innovation tends to accelerate during challenging times. We are excited about the innovation and growth that is taking place within certain companies and the resulting investment opportunities. Within information technology, we believe many stocks remain relatively well-positioned going forward. We saw a meaningful rebound over the course of calendar year 2019 before the sell-off began in March 2020.

The Fund had approximately 60% of its equity exposure in the information technology sector, as of March 31, 2020. This allocation is lower year over year due to the creation of the communication services sector, which includes many companies previously in the information technology sector. The Fund had approximately 14% of its equity assets in the communication services sector, at the end of the fiscal year.

Roughly 15% of the Fund’s equity assets were in the health care sector to end the fiscal period. We continue to be optimistic regarding the health care space. In developing markets, as the standard of living increases, we believe the demand for quality health care should increase. In our view, biotechnology, health care information technology systems and pharmaceuticals are among the greatest innovators and early adopters of new science and technology, so we are paying particularly close attention to companies in those areas. Even with rhetoric around drug pricing, we believe biotechnology and pharmaceutical companies that bring economic value to the market (e.g. fewer hospitalizations and better patient productivity) should see significant returns and appreciating stock prices. We believe the next few years should continue to be constructive for biotechnology company stocks and we have added several names in this area, as we expect significant innovation and economic returns.

Additionally, the COVID-19 crisis has highlighted the lack of global preparedness for pandemic responses and the need to fortify the health care supply chain, including incentivizing vaccine innovation. We have also seen far greater collaboration between government entities, like the Food and Drug Administration, and private enterprises which should have important positive carryover effects into other areas like trial designs and drug approval processes.

The Fund’s “applied science and technology” holdings span several industries and sectors and make up the remainder of the Fund’s equity composition. At the end of the fiscal year, the Fund’s cash position was 1.9% of net assets. We almost always have some cash on hand in an effort to take advantage of opportunities that may present themselves, or to use as a defensive measure to protect the Fund in adverse market conditions.

Seeking opportunities in a volatile market

Going forward, we are cautious on the speed with which the market will recover from the COVID-19 pandemic. Unprecedented monetary policy responses are working to offset underlying economic weaknesses caused by the crisis, but we expect significant volatility as these two forces work to counteract each other. We expect relative near-term quiet on the U.S.-China trade war as a result of COVID-19, but we think the rhetoric will likely return as the virus recedes.

Company management teams have virtually no visibility in terms of true end-demand currently. We expect that companies positioned in trends like work-from-home will see acceleration in adoption of their technologies and processes. As we look for investment opportunities that fit our long-term investment horizon of more than three years, we are thinking about how the global and economic landscapes will change in a post-COVID-19 world. Governments, businesses and consumers should

48	ANNUAL REPORT	2020

change and we are looking for trends in these areas of increased investment. With this backdrop, we expect any potential volatility to provide opportunities for positioning in key innovation-led names that fit our process and long-term holding strategy.

For the upcoming fiscal year, we expect a global recession with growth much lower year over year. That said, we intend to continue to be prudent in balancing growth with valuations, as we believe there are many potential investment opportunities — especially in biotechnology, data and semiconductors — around the world in the context of a post-pandemic environment. As we look at the securities of such companies, we are focused on what we believe are good growth prospects and sound capital structures. Most companies will face significant challenges in the upcoming quarters, but utilizing our depth of investment research resources and collaborative processes, we believe strongly in our ability to use the current volatility to enhance the Fund’s long-term investment performance.

As always, we continue to carefully monitor the macroeconomic environment, but our focus remains primarily on security-specific fundamental research. Going forward, we believe this attention to bottom-up research, coupled with the innovation and transformation under way across the globe should continue to provide investment opportunities for the Fund.

Past performance is not a guarantee of future results. The value of the Fund’s shares will change, and you could lose money on your investment.

Performance shown at net asset value (NAV) does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges; your sales charges could be lower.

Because the Fund invests more than 25% of its total assets in the science and technology industry, the Fund’s performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in this industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. In addition, the Fund’s performance may be more volatile than an investment in a fund of broad market securities and may underperform the market as a whole, due to the relatively limited number of issuers of science and technology related securities. Investment risks associated with investing in science and technology securities, in addition to other risks, include: operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, aggressive pricing of products and services, new market entrants and obsolescence of existing technology.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting a foreign country, and differences in accounting standards and foreign regulations.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Science and Technology Fund.

2020	ANNUAL REPORT	49

PORTFOLIO HIGHLIGHTS	IVY SCIENCE AND TECHNOLOGY FUND

ALL DATA IS AS OF MARCH 31, 2020 (UNAUDITED)

Asset Allocation

Stocks	93.4%
Information Technology	56.9%
Health Care	15.1%
Communication Services	11.0%
Consumer Discretionary	8.1%
Real Estate	2.0%
Materials	0.3%
Warrants	0.0%
Bonds	0.1%
Corporate Debt Securities	0.1%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	6.5%

Country Weightings

North America	76.9%
United States	76.9%
Pacific Basin	10.9%
China	5.2%
Other Pacific Basin	5.7%
Europe	5.7%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	6.5%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Microsoft Corp.	United States	Information Technology	Systems Software
Apple, Inc.	United States	Information Technology	Technology Hardware, Storage & Peripherals
Facebook, Inc., Class A	United States	Communication Services	Interactive Media & Services
Vertex Pharmaceuticals, Inc.	United States	Health Care	Biotechnology
Micron Technology, Inc.	United States	Information Technology	Semiconductors
Alibaba Group Holding Ltd. ADR	China	Consumer Discretionary	Internet & Direct Marketing Retail
Aspen Technology, Inc.	United States	Information Technology	Application Software
Cerner Corp.	United States	Health Care	Health Care Technology
Amazon.com, Inc.	United States	Consumer Discretionary	Internet & Direct Marketing Retail
ACI Worldwide, Inc.	United States	Information Technology	Application Software

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

50	ANNUAL REPORT	2020

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY SCIENCE AND TECHNOLOGY FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E	Class I	Class N	Class R	Class Y
1-year period ended 3-31-20	-2.95%	-1.46%	2.17%	0.29%	3.17%	3.34%	2.57%	2.98%
5-year period ended 3-31-20	6.94%	7.21%	7.43%	7.56%	8.49%	8.66%	7.85%	8.24%
10-year period ended 3-31-20	11.87%	11.82%	11.72%	12.16%	12.85%	—	12.19%	12.59%
Since Inception of Class through 3-31-20(5)	—	—	—	—	—	9.12%	—	—

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E Shares carry a maximum front-end sales load of 5.75% and 2.50%, respectively. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	7-31-14 for Class N shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2020	ANNUAL REPORT	51

SCHEDULE OF INVESTMENTS	IVY SCIENCE AND TECHNOLOGY FUND (in thousands)

MARCH 31, 2020

COMMON STOCKS	Shares	Value
Communication Services

Interactive Media & Services – 11.0%
Alphabet, Inc., Class A (A)	135	$157,424
Alphabet, Inc., Class C (A)	135	157,386
Facebook, Inc., Class A (A)	2,186	364,675
Tencent Holdings Ltd. (B)	797	39,399

		718,884

Total Communication Services – 11.0%		718,884
Consumer Discretionary

Internet & Direct Marketing Retail – 8.1%
Alibaba Group Holding Ltd. ADR (A)	1,548	300,969
Amazon.com, Inc. (A)	120	233,781

		534,750

Total Consumer Discretionary – 8.1%		534,750
Health Care

Biotechnology – 9.9%
CRISPR Therapeutics AG (A)	961	40,744
Evogene Ltd. (A)(C)(D)	2,620	3,065
Ionis Pharmaceuticals, Inc. (A)	2,022	95,606
Moderna, Inc. (A)(D)	2,149	64,349
Sarepta Therapeutics, Inc. (A)(D)	887	86,796
Vertex Pharmaceuticals, Inc. (A)	1,526	363,052

		653,612

Health Care Services – 1.3%
Teladoc Health, Inc. (A)(D)	535	82,950

Health Care Technology – 3.9%
Cerner Corp.	4,069	256,291

Total Health Care – 15.1%		992,853
Information Technology

Application Software – 10.6%
ACI Worldwide, Inc. (A)(C)	9,597	231,775
Aspen Technology, Inc. (A)	3,102	294,949
NVIDIA Corp.	378	99,660
salesforce.com, Inc. (A)	486	69,925

		696,309

Data Processing & Outsourced Services – 7.0%
Euronet Worldwide, Inc. (A)	2,068	177,237
Fiserv, Inc. (A)	698	66,314

COMMON STOCKS (Continued)	Shares	Value
Data Processing & Outsourced Services (Continued)
WNS (Holdings) Ltd. ADR (A)(C)	5,058	$217,389

		460,940

Semiconductor Equipment – 3.1%
ASML Holding N.V., NY Registry Shares	788	206,197

Semiconductors – 16.1%
Analog Devices, Inc.	349	31,325
Infineon Technologies AG (B)	9,113	131,547
Microchip Technology, Inc.	1,178	79,858
Micron Technology, Inc. (A)	7,476	314,457
QUALCOMM, Inc.	2,159	146,036
Semtech Corp. (A)	1,985	74,446
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,710	81,697
Universal Display Corp.	1,531	201,727

		1,061,093

Systems Software – 12.4%
Microsoft Corp.	4,604	726,142
ServiceNow, Inc. (A)	307	88,086

		814,228

Technology Hardware, Storage & Peripherals – 7.7%
Apple, Inc.	1,667	423,837
Samsung Electronics Co. Ltd. (B)	2,035	79,118

		502,955

Total Information Technology – 56.9%		3,741,722
Materials

Fertilizers & Agricultural Chemicals – 0.3%
Marrone Bio Innovations, Inc. (A)(C)	23,285	19,022

Total Materials – 0.3%		19,022
Real Estate

Specialized REITs – 2.0%
QTS Realty Trust, Inc., Class A	2,285	132,536

Total Real Estate – 2.0%		132,536

TOTAL COMMON STOCKS – 93.4%		$6,139,767
(Cost: $2,971,347)

WARRANTS	Shares	Value
Fertilizers & Agricultural Chemicals – 0.0%
Marrone Bio Innovations, Inc., expires 12-31-20 (C)(E)(F)	3,770	$—	*
Marrone Bio Innovations, Inc., expires 8-20-23 (C)(E)(F)	3,770	—	*

		—	*

TOTAL WARRANTS – 0.0%		$—	*
(Cost: $—)

CORPORATE DEBT SECURITIES	Principal
Materials

Fertilizers & Agricultural Chemicals – 0.1%
Marrone Bio Innovations, Inc., 8.000%, 12-31-22 (C)(E)	$4,713	4,359

Total Materials – 0.1%		4,359

TOTAL CORPORATE DEBT SECURITIES – 0.1%		$4,359
(Cost: $4,713)

SHORT-TERM SECURITIES	Shares
Money Market Funds (H) – 6.5%
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares,
0.390% (G)	19	19
State Street Institutional U.S. Government Money Market Fund – Premier Class,
0.310%	430,172	430,172

		430,191

TOTAL SHORT-TERM SECURITIES – 6.5%		$430,191
(Cost: $430,191)

TOTAL INVESTMENT SECURITIES – 100.0%		$6,574,317
(Cost: $3,406,251)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.0%		589

NET ASSETS – 100.0%		$6,574,906

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	No dividends were paid during the preceding 12 months.

(B)	Listed on an exchange outside the United States.

(C)	Deemed to be an affiliate due to the Fund owning at least 5% of the voting securities.

(D)	All or a portion of securities with an aggregate value of $38,461 are on loan.

52	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	IVY SCIENCE AND TECHNOLOGY FUND (in thousands)

MARCH 31, 2020

(E)	Restricted securities. At March 31, 2020, the Fund owned the following restricted securities:

Security	Acquisition Date(s)	Principal	Cost	Value
Marrone Bio Innovations, Inc., 8.000%, 12-31-22	8-20-15	$4,713	$4,713	$4,359

		Shares
Marrone Bio Innovations, Inc., expires 12-31-20	2-6-18	3,770	–	–	*
Marrone Bio Innovations, Inc., expires 8-20-23	8-20-15	3,770	–	–	*

			$4,713	$4,359

The total value of these securities represented 0.1% of net assets at March 31, 2020.

(F)

Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(G)	Investment made with cash collateral received from securities on loan.

(H)	Rate shown is the annualized 7-day yield at March 31, 2020.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2		Level 3
Assets
Investments in Securities
Common Stocks
Communication Services	$679,485	$39,399		$—
Consumer Discretionary	534,750	—		—
Health Care	992,853	—		—
Information Technology	3,531,057	210,665		—
Materials	19,022	—		—
Real Estate	132,536	—		—
Total Common Stocks	$5,889,703	$250,064		$—
Warrants	—	—	*	—
Corporate Debt Securities	—	4,359		—
Short-Term Securities	430,191	—		—
Total	$6,319,894	$254,423		$—

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

REIT = Real Estate Investment Trust

Country Diversification
(as a % of net assets)
United States	76.9%
China	5.2%
India	3.3%
Netherlands	3.1%
Germany	2.0%

Country Diversification (Continued)
Taiwan	1.2%
South Korea	1.2%
Other Countries	0.6%
Other+	6.5%

+Includes	cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	53

MANAGEMENT DISCUSSION	IVY SECURIAN REAL ESTATE SECURITIES FUND

(UNAUDITED)

Matthew K. Richmond

Lowell R. Bolken

Joshua M. Klaetsch

Ivy Securian Real Estate Securities Fund is sub-advised by Securian Asset Management, Inc.

Below, Matthew K. Richmond, Lowell R. Bolken, CFA, and Joshua M. Klaetsch, co-portfolio managers of Ivy Securian Real Estate Securities Fund, discuss positioning, performance and results for the fiscal year ended March 31, 2020. Mr. Richmond has managed the Fund since 2014 and has 25 years of industry experience. Mr. Bolken has managed the Fund since 2006 and has 29 years of industry experience. Mr. Klaetsch has managed the Fund since 2018 and has 13 years of industry experience.

Fiscal year Performance

For the 12 Months Ended March 31, 2020
Ivy Securian Real Estate Securities Fund (Class A shares at net asset value)	-15.35%
Ivy Securian Real Estate Securities Fund (Class A shares, including sales charges)	-20.21%

Benchmark and Morningstar Category
FTSE NAREIT Equity REITs Index	-21.26%
(generally reflects the performance of securities representing the commercial real estate market)
Morningstar Real Estate Category Average	-19.21%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fee and expenses while index returns do not include any such fees. The performance discussion below is at net asset value (NAV).

Key drivers

We believe a recession is here, but it is not the downturn that investors were expecting. The COVID-19 pandemic has the economy facing what might be the worst downturn since shortly after World War II, but the Federal Reserve (Fed) and U.S. government are using all policy levers to soften the blow. We were experiencing a multi-pronged challenge — what will likely become unprecedented employment weakness, a correction in asset valuations, a liquidity squeeze, a collapse in energy prices, and an upturn in defaults stemming from high corporate leverage and pandemic-specific shocks. Uncertainty is exceptionally high, placing a premium on a strong framework for assessing new information.

The Fed re-instituted liquidity facilities developed during the great financial crisis and added a new facility to support the corporate bond market directly. In addition, the federal funds target was virtually cut to 0%. The U.S. Congress is doing its part, too. After passing legislation to fund COVID-19 vaccine research and an additional $104 billion in increased state aid, it passed the Coronavirus Aid, Relief and Economic Security (CARES) Act, an unprecedented $2 trillion bill of support, targeting hard hit segments of the economy. It includes $1.2 trillion in direct support for consumers and small businesses, and $500 billion in first loss capital and direct lending to affected industries, healthcare funding, and increased unemployment benefits, including broadened access.

The COVID-19 pandemic is driving highly correlated downturns in certain segments of the economy. The outlook is especially daunting for the consumer and certain commercial real estate property sectors primarily retail and hotels. It remains to be determined the long-term impact on office demand, but the co-working business model appears dead and the resulting influx of that space back to landlords will drive up vacancy levels and depress rental rates. In the short-term it is likely that most real estate owners, regardless of property type, will deal with tenant fallout and requests for rent relief and/or lease modifications.

Contributors and detractors

The Fund posted a negative return for the fiscal year, but outperformed the FTSE NAREIT Equity REITs Index, the Fund’s benchmark, and its peer group for the fiscal year ended March 31, 2020. Favorable sector allocation was the primary driver of the portfolio’s superior relative performance, although individual stock selection was also a material contributor. The most pronounced drivers of performance included an overweighting to datacenter and cell tower owners, and an underweight to retail and hotel owners. The Fund also benefitted from favorable stock selection in the office sector.

Datacenter and cell tower real estate investment trusts (REITs), which both provide real estate that is essential for those working or learning from home, significantly outperformed the broader REIT index in the quarter. Demand for space remains strong, with enterprise migrations in datacenters and 5G build outs in towers expected to accelerate. At the same time, edge and cloud computing, mobile data usage growth, and artificial intelligence are all expected to provide tailwinds to demand for the foreseeable future. We continue to see the communications infrastructure names as attractively valued when considering their growth prospects and defensive lease structures, and the portfolio remains overweight to this sector.

54	ANNUAL REPORT	2020

Retail REITs grossly lagged the broader REIT group. The shopping center and mall sectors were two of the portfolio’s largest underweight positions, which aided relative performance. While the sub-sector has been battling concerns over tenant health for several years, the COVID-19 pandemic magnified those concerns as numerous tenants were under government-mandated closures for part of the quarter. While the full magnitude of the impact on REIT income statements remains to be seen, we expect rental cash flows to be severely impacted for at least the next several quarters and we remain underweight the space.

The shutdowns and stay-at-home orders that impacted much of the world in March 2020 had a particularly acute impact on hotels and the REITs that own them, with many hotel REITs reporting unprecedented drops in occupancy numbers. Stock prices for these companies followed suit and lagged the REIT group significantly. The sub-sector positively contributed to relative performance, as the portfolio shifted to a relative underweight position to the space in the middle of the quarter. We expect the next several quarters to be challenging for this group. Our current positioning is focused on names with better balance sheets and more defensive demand characteristics.

Office stocks underperformed the index, but selection decisions within the sector aided the Fund’s relative performance. A long-held overweight position in a biotechnology/life sciences owner was a sizable outperformer. This company continues to benefit from owning an A+ portfolio of buildings with a highly attractive tenant roster. Near complete avoidance of New York City (NYC) office owners also benefitted the Fund. Owners of NYC office face significant challenges now and into the foreseeable future with the collapse of shared office space, and the likelihood that dense urban office leasing will become taboo in the post COVID-19 world.

Outlook

We believe it is prudent to acknowledge that the outlook for the economy and commercial real estate is murky at best right now. Indeed, the same could be said for most all portions of the investment landscape. The dramatic decision to essentially shut down the U.S. economy — and worse, the primary engine of its growth: the consumer — as well as the lingering effects of that necessity will likely continue to weigh on real estate equities.

As for the Fund, we were early to react to this downturn and put defensive measures in place in an effort to limit downside participation. We have concentrated our positioning in sectors that we believe will continue hold up relatively well in a tough economic environment — mainly datacenters, cell towers, biotechnology and life sciences offices, as well as single family residential rentals. We have largely stayed away from retail related owners and poorly positioned owners of healthcare facilities. Valuations in certain sectors have become historically cheap. We believe many of the real estate companies we actively follow, and many we currently own, are trading significantly below their intrinsic value.

Prior to the pandemic outbreak in the U.S. we were unfazed by valuation levels and operations within real estate were solid pretty much across the board. Given time we are confident those conditions will return, but now is not the time to go “bottom fishing” in the space. We expect there will be (and have been) REITs that will suffer occupancy losses and will be forced to cut their dividend. However, we seek to ensure that these holdings will not be found in our Fund. We are sticking with our quality bias in our companies’ property holdings, balance sheets, management teams and operational acumen.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges; your sales charges could be lower.

Past performance is not a guarantee of future results. The value of the Fund’s shares will change, and you could lose money on your investment.

Investment risks associated with real estate securities, in addition to other risks, include rental income fluctuation, depreciation, property tax value changes and differences in real estate market values. Real estate securities are subject to interest-rate risk and, as such, the Fund’s NAV may fall as interest rates rise.

Investing in companies involved in one specific sector may be more risky and volatile than an investment with greater sector diversification. Because the Fund invests more than 25% of its total assets in the real estate industry, it may be more susceptible to a single economic, regulatory, or technical occurrence than a fund that does not concentrate its investments in this industry. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of Ivy Securian Real Estate Securities Fund.

2020	ANNUAL REPORT	55

PORTFOLIO HIGHLIGHTS	IVY SECURIAN REAL ESTATE SECURITIES FUND

ALL DATA IS AS OF MARCH 31, 2020 (UNAUDITED)

Asset Allocation

Stocks	99.1%
Real Estate	99.1%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.9%

Top 10 Equity Holdings

Company	Sector	Industry
Equinix, Inc.	Real Estate	Specialized REITs
ProLogis, Inc.	Real Estate	Industrial REITs
Alexandria Real Estate Equities, Inc.	Real Estate	Office REITs
Digital Realty Trust, Inc.	Real Estate	Specialized REITs
Duke Realty Corp.	Real Estate	Industrial REITs
Public Storage, Inc.	Real Estate	Specialized REITs
Welltower, Inc.	Real Estate	Health Care REITs
AvalonBay Communities, Inc.	Real Estate	Residential REITs
Healthpeak Properties, Inc.	Real Estate	Health Care REITs
Invitation Homes, Inc.	Real Estate	Residential REITs

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

56	ANNUAL REPORT	2020

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY SECURIAN REAL ESTATE SECURITIES FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E	Class I	Class N	Class R	Class Y
1-year period ended 3-31-20	-20.21%	-19.22%	-15.99%	-17.39%	-15.01%	-14.86%	-15.51%	-15.21%
5-year period ended 3-31-20	-1.24%	-1.14%	-0.81%	-0.56%	0.32%	0.48%	-0.27%	0.10%
10-year period ended 3-31-20	6.35%	6.09%	6.18%	6.68%	7.48%	—	6.84%	7.23%
Since Inception of Class through 3-31-20(5)	—	—	—	—	—	3.35%	—	—

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E Shares carry a maximum front-end sales load of 5.75% and 2.50%, respectively. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	7-31-14 for Class N shares (the date on which shares were first acquired by shareholders).

2020	ANNUAL REPORT	57

SCHEDULE OF INVESTMENTS	IVY SECURIAN REAL ESTATE SECURITIES FUND (in thousands)

MARCH 31, 2020

COMMON STOCKS	Shares	Value
Real Estate

Diversified REITs – 2.6%
STORE Capital Corp.	202	$3,653
VEREIT, Inc.	935	4,574

		8,227

Health Care REITs – 11.5%
Healthcare Trust of America, Inc., Class A	200	4,866
Healthpeak Properties, Inc.	392	9,354
Omega Healthcare Investors, Inc.	157	4,164
Physicians Realty Trust	131	1,830
Ventas, Inc.	212	5,671
Welltower, Inc.	222	10,168

		36,053

Hotel & Resort REITs – 3.1%
Hilton Worldwide Holdings, Inc.	39	2,655
Host Hotels & Resorts, Inc.	433	4,785
Ryman Hospitality Properties, Inc.	67	2,395

		9,835

Industrial REITs – 14.2%
Duke Realty Corp.	411	13,298
First Industrial Realty Trust, Inc.	147	4,875
ProLogis, Inc.	326	26,196

		44,369

Office REITs – 11.7%
Alexandria Real Estate Equities, Inc.	116	15,939
Boston Properties, Inc.	75	6,936
Cousins Properties, Inc.	200	5,858

COMMON STOCKS (Continued)	Shares	Value
Office REITs (Continued)
Highwoods Properties, Inc.	59	$2,104
Kilroy Realty Corp.	94	6,004

		36,841

Residential REITs – 19.8%
American Homes 4 Rent	362	8,391
Apartment Investment and Management Co., Class A	84	2,953
AvalonBay Communities, Inc.	65	9,586
Camden Property Trust	96	7,591
Equity Lifestyle Properties, Inc.	39	2,219
Equity Residential	81	4,973
Essex Property Trust, Inc.	27	6,029
Invitation Homes, Inc.	428	9,138
Sun Communities, Inc.	40	4,981
UDR, Inc.	167	6,095

		61,956

Retail REITs – 6.7%
Agree Realty Corp.	70	4,339
Brixmor Property Group, Inc.	214	2,032
Realty Income Corp.	104	5,195
Regency Centers Corp.	45	1,741
Simon Property Group, Inc.	51	2,791
Spirit Realty Capital, Inc.	108	2,830
Weingarten Realty Investors	143	2,061

		20,989

Specialized REITs – 29.5%
Crown Castle International Corp.	15	2,123
CubeSmart	90	2,422
CyrusOne, Inc.	128	7,917
Digital Realty Trust, Inc.	101	14,016
Equinix, Inc.	44	27,705

COMMON STOCKS (Continued)	Shares	Value
Specialized REITs (Continued)
Extra Space Storage, Inc.	56	$5,324
Four Corners Property Trust, Inc.	148	2,765
Gaming and Leisure Properties, Inc.	106	2,937
Public Storage, Inc.	55	10,983
QTS Realty Trust, Inc., Class A	134	7,791
VICI Properties, Inc.	511	8,496

		92,479

Total Real Estate – 99.1%		310,749

TOTAL COMMON STOCKS – 99.1%		$310,749
(Cost: $260,655)

SHORT-TERM SECURITIES
Money Market Funds (A) – 0.8%
State Street Institutional U.S. Government Money Market Fund – Premier Class,
0.310%	2,529	2,529

TOTAL SHORT-TERM SECURITIES – 0.8%		$2,529
(Cost: $2,529)

TOTAL INVESTMENT SECURITIES – 99.9%		$313,278
(Cost: $263,184)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.1%		178

NET ASSETS – 100.0%		$313,456

Notes to Schedule of Investments

(A)	Rate shown is the annualized 7-day yield at March 31, 2020.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$310,749	$—	$—
Short-Term Securities	2,529	—	—
Total	$313,278	$—	$—

The following acronym is used throughout this schedule:

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

58	ANNUAL REPORT	2020

STATEMENTS OF ASSETS AND LIABILITIES	IVY FUNDS

AS OF MARCH 31, 2020

(In thousands, except per share amounts)	Ivy Asset Strategy Fund(1)		Ivy Balanced Fund	Ivy Energy Fund	Ivy LaSalle Global Real Estate Fund		Ivy Natural Resources Fund		Ivy Science and Technology Fund	Ivy Securian Real Estate Securities Fund
ASSETS
Investments in unaffiliated securities at value+^	$2,054,319		$2,049,791	$112,915	$103,880		$183,168		$6,098,707	$313,278
Investments in affiliated securities at value+	—	*	—	—	—		—		475,610	—
Bullion at value+	153,459		—	—	—		—		—	—
Investments at Value	2,207,778		2,049,791	112,915	103,880		183,168		6,574,317	313,278
Cash	1,283		290	1,499	—		—	*	—	—
Cash denominated in foreign currencies at value+	12		—	—	235		1		—	—
Restricted cash	480		—	—	—		—		—	—
Investment securities sold receivable	16,780		7,306	—	646		3,094		—	798
Dividends and interest receivable	16,280		6,543	176	558		593		4,129	1,606
Capital shares sold receivable	938		1,359	1,751	47		123		6,913	203
Receivable from affiliates	—		3	237	136		13		104	4
Unrealized appreciation on forward foreign currency contracts	—		—	—	—		518		—	—
Receivable from securities lending income – net	11		4	2	1		4		6	—
Prepaid and other assets	78		104	63	57		58		119	64
Total Assets	2,243,640		2,065,400	116,643	105,560		187,572		6,585,588	315,953

LIABILITIES
Cash collateral on securities loaned at value	6,375		—	640	514		4,028		19	—
Investment securities purchased payable	31,083		11,016	4,627	777		1,077		—	2,143
Capital shares redeemed payable	4,881		3,066	510	88		483		8,777	164
Independent Trustees and Chief Compliance Officer fees payable	1,237		279	44	5		523		714	84
Distribution and service fees payable	18		15	1	—	*	1		41	1
Shareholder servicing payable	547		350	59	18		113		939	77
Investment management fee payable	40		38	2	3		4		142	7
Accounting services fee payable	23		23	7	6		8		23	10
Written options at value+	5,725		—	—	—		—		—	—
Other liabilities	31		17	10	12		11		27	11
Total Liabilities	49,960		14,804	5,900	1,423		6,248		10,682	2,497
Total Net Assets	$2,193,680		$2,050,596	$110,743	$104,137		$181,324		$6,574,906	$313,456

NET ASSETS
Capital paid in (shares authorized – unlimited)	$2,981,711		$2,016,918	$468,800	$126,243		$956,540		$2,985,359	$270,834
Accumulated earnings gain (loss)	(788,031)		33,678	(358,057)	(22,106)		(775,216)		3,589,547	42,622
Total Net Assets	$2,193,680		$2,050,596	$110,743	$104,137		$181,324		$6,574,906	$313,456

CAPITAL SHARES OUTSTANDING:
Class A	64,763		53,166	12,424	1,336		12,966		60,584	6,491
Class B	1,152		940	64	71		49		476	51
Class C	18,333		11,997	2,073	356		779		8,386	161
Class E	1,708		10	10	N/A		251		610	133
Class I	33,174		32,827	15,289	7,380		6,604		28,636	6,362
Class N	423		338	409	2,689		358		1,408	26
Class R	1,617		541	2,212	422		966		1,911	21
Class Y	5,629		690	1,058	471		960		5,319	3,345

NET ASSET VALUE PER SHARE:
Class A	$17.41		$20.43	$3.25	$8.16		$7.85		$59.85	$18.83
Class B	$16.08		$20.15	$2.90	$8.11		$6.48		$46.00	$17.97
Class C	$16.24		$20.24	$2.97	$8.11		$6.48		$48.52	$18.32
Class E	$17.48		$20.55	$3.35	N/A		$8.05		$59.18	$18.84
Class I	$17.68		$20.42	$3.40	$8.19		$8.18		$67.65	$18.99
Class N	$17.73		$20.47	$3.42	$8.19		$8.21		$68.24	$19.02
Class R	$17.17		$20.39	$3.20	$8.14		$7.75		$57.58	$18.81
Class Y	$17.47		$20.43	$3.30	$8.27		$8.04		$64.00	$18.86

+COST
Investments in unaffiliated securities at cost	$2,195,861		$2,078,722	$194,370	$120,321		$275,808		$3,175,854	$263,184
Investments in affiliated securities at cost	616,046		—	—	—		—		230,079	—
Bullion at cost	114,351		—	—	—		—		—	—
Cash denominated in foreign currencies at cost	12		—	—	231		1		—	—
Written options premiums received at cost	1,783		—	—	—		—		—	—
^Securities loaned at value	16,448		5,803	618	636		6,100		38,461	—

*	Not shown due to rounding.
(1)	Consolidated Statement of Assets and Liabilities (See Note 5 in Notes to Financial Statements).

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	59

STATEMENTS OF OPERATIONS	IVY FUNDS

FOR THE YEAR ENDED MARCH 31, 2020

(In thousands)	Ivy Asset Strategy Fund(1)	Ivy Balanced Fund	Ivy Energy Fund	Ivy LaSalle Global Real Estate Fund	Ivy Natural Resources Fund	Ivy Science and Technology Fund	Ivy Securian Real Estate Securities Fund
INVESTMENT INCOME
Dividends from unaffiliated securities	$42,351	$32,400	$5,070	$4,391	$9,063	$41,022	$11,006
Dividends from affiliated securities	—	—	—	—	—	2,937	—
Foreign dividend withholding tax	(3,595)	(193)	(75)	(205)	(261)	(1,745)	—
Interest and amortization from unaffiliated securities	53,645	27,407	87	3	100	2,800	100
Interest and amortization from affiliated securities	—	—	—	—	—	375	—
Securities lending income – net	262	33	17	1	23	3,549	—
Total Investment Income	92,663	59,647	5,099	4,190	8,925	48,938	11,106

EXPENSES
Investment management fee	18,978	16,661	2,248	1,354	2,700	60,829	3,811
Distribution and service fees:
Class A	3,483	3,211	243	43	451	10,500	415
Class B	344	312	7	8	9	325	14
Class C	5,004	3,254	187	40	127	5,223	44
Class E	92	— *	— *	N/A	8	99	8
Class R	202	64	71	26	63	656	4
Class Y	345	53	31	13	37	1,082	221
Shareholder servicing:
Class A	2,518	1,893	465	49	927	4,830	471
Class B	88	61	7	1	16	75	7
Class C	880	415	61	5	60	685	16
Class E	110	— *	— *	N/A	29	117	16
Class I	1,278	1,372	230	155	171	3,755	287
Class N	2	3	1	6	1	17	— *
Class R	103	33	39	15	34	334	2
Class Y	225	35	25	8	26	677	134
Registration fees	137	130	102	103	110	180	116
Custodian fees	174	34	11	22	10	65	13
Independent Trustees and Chief Compliance Officer fees	399	264	27	10	128	675	38
Accounting services fee	275	275	103	70	113	275	139
Professional fees	175	54	31	37	48	121	39
Third-party valuation service fees	19	—	— *	11	2	— *	—
Other	257	162	54	19	52	426	40
Total Expenses	35,088	28,286	3,943	1,995	5,122	90,946	5,835
Less:
Expenses in excess of limit	(89)	(3)	(540)	(306)	(29)	(208)	(432)
Total Net Expenses	34,999	28,283	3,403	1,689	5,093	90,738	5,403
Net Investment Income (Loss)	57,664	31,364	1,696	2,501	3,832	(41,800)	5,703

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	157,680	148,928	(83,054)	2,931	(60,160)	685,524	28,866
Investments in affiliated securities	—	—	—	—	—	503,899	—
Written options	—	—	—	—	—	3,216	—
Swap agreements	549	—	—	—	—	—	—
Forward foreign currency contracts	—	—	—	—	3,692	—	—
Foreign currency exchange transactions	(1,127)	—	—	(66)	14	(359)	—
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	(436,215)	(309,962)	(111,369)	(33,400)	(77,007)	197,443	(89,816)
Investments in affiliated securities	(12,930)	—	—	—	—	(1,047,138)	—
Written options	(3,942)	—	—	—	—	—	—
Swap agreements	1,401	—	—	—	—	—	—
Forward foreign currency contracts	—	—	—	—	287	—	—
Foreign currency exchange transactions	392	—	—	7	(11)	(15)	—
Net Realized and Unrealized Gain (Loss)	(294,192)	(161,034)	(194,423)	(30,528)	(133,185)	342,570	(60,950)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(236,528)	$(129,670)	$(192,727)	$(28,027)	$(129,353)	$300,770	$(55,247)

*	Not shown due to rounding.
(1)	Consolidated Statement of Operations (See Note 5 in Notes to Financial Statements).

See Accompanying Notes to Financial Statements.

60	ANNUAL REPORT	2020

STATEMENTS OF CHANGES IN NET ASSETS	IVY FUNDS

	Ivy Asset Strategy Fund(1)		Ivy Balanced Fund		Ivy Energy Fund
(In thousands)	Year ended 3-31-20	Year ended 3-31-19	Year ended 3-31-20	Year ended 3-31-19	Year ended 3-31-20	Year ended 3-31-19
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$57,664	$50,052	$31,364	$40,371	$1,696	$(1,845)
Net realized gain (loss) on investments	157,102	364,644	148,928	239,149	(83,054)	(1,340)
Net change in unrealized depreciation	(451,294)	(335,809)	(309,962)	(113,392)	(111,369)	(79,858)
Net Increase (Decrease) in Net Assets Resulting from Operations	(236,528)	78,887	(129,670)	166,128	(192,727)	(83,043)

Distributions to Shareholders From:
Accumulated earnings:
(combined net investment income and net realized gains)
Class A	(78,877)	(207,774)	(96,867)	(130,468)	—	—
Class B	(1,570)	(10,082)	(1,887)	(4,454)	—	—
Class C	(23,871)	(124,225)	(21,241)	(38,079)	—	—
Class E	(2,114)	(5,730)	(18)	(21)	—	—
Class I	(43,308)	(100,183)	(63,785)	(94,446)	—	—
Class N	(559)	(605)	(1,204)	(1,253)	—	—
Class R	(2,103)	(7,648)	(941)	(1,260)	—	—
Class Y	(7,256)	(26,415)	(1,446)	(2,579)	—	—
Total Distributions to Shareholders	(159,658)	(482,662)	(187,389)	(272,560)	—	—
Capital Share Transactions	(494,487)	172,274	(239,008)	(297,659)	(62,027)	(144,922)
Net Decrease in Net Assets	(890,673)	(231,501)	(556,067)	(404,091)	(254,754)	(227,965)
Net Assets, Beginning of Period	3,084,353	3,315,854	2,606,663	3,010,754	365,497	593,462
Net Assets, End of Period	$2,193,680	$3,084,353	$2,050,596	$2,606,663	$110,743	$365,497

(1)	Consolidated Statements of Changes in Net Assets (See Note 5 in Notes to Financial Statements).

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	61

STATEMENTS OF CHANGES IN NET ASSETS	IVY FUNDS

	Ivy LaSalle Global Real Estate Fund		Ivy Natural Resources Fund		Ivy Science and Technology Fund
(In thousands)	Year ended 3-31-20	Year ended 3-31-19	Year ended 3-31-20	Year ended 3-31-19	Year ended 3-31-20	Year ended 3-31-19
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$2,501	$1,643	$3,832	$4,424	$(41,800)	$(34,050)
Net realized gain (loss) on investments	2,865	5,184	(56,454)	2,474	1,192,280	656,946
Net change in unrealized appreciation (depreciation)	(33,393)	10,332	(76,731)	(50,168)	(849,710)	253,367
Net Increase (Decrease) in Net Assets Resulting from Operations	(28,027)	17,159	(129,353)	(43,270)	300,770	876,263

Distributions to Shareholders From:
Accumulated earnings:
(combined net investment income and net realized gains)
Class A	(933)	(501)	(3,125)	—	(463,120)	(419,052)
Class B	(42)	(15)	—	—	(4,118)	(5,267)
Class C	(209)	(66)	(130)	—	(65,504)	(69,462)
Class E	N/A	N/A	(78)	(17)	(4,463)	(3,711)
Class I	(5,050)	(2,020)	(2,269)	(585)	(225,091)	(218,071)
Class N	(1,717)	(1,428)	(131)	(34)	(10,528)	(8,356)
Class R	(284)	(72)	(216)	—	(14,422)	(14,059)
Class Y	(305)	(77)	(315)	(49)	(43,089)	(48,473)
Total Distributions to Shareholders	(8,540)	(4,179)	(6,264)	(685)	(830,335)	(786,451)
Capital Share Transactions	(13,582)	73,054	(72,377)	(110,192)	(329,363)	(352,785)
Net Increase (Decrease) in Net Assets	(50,149)	86,034	(207,994)	(154,147)	(858,928)	(262,973)
Net Assets, Beginning of Period	154,286	68,252	389,318	543,465	7,433,834	7,696,807
Net Assets, End of Period	$104,137	$154,286	$181,324	$389,318	$6,574,906	$7,433,834

See Accompanying Notes to Financial Statements.

62	ANNUAL REPORT	2020

STATEMENTS OF CHANGES IN NET ASSETS	IVY FUNDS

	Ivy Securian Real Estate Securities Fund
(In thousands)	Year ended 3-31-20	Year ended 3-31-19
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$5,703	$6,577
Net realized gain on investments	28,866	25,280
Net change in unrealized appreciation (depreciation)	(89,816)	39,169
Net Increase (Decrease) in Net Assets Resulting from Operations	(55,247)	71,026

Distributions to Shareholders From:
Accumulated earnings:
(combined net investment income and net realized gains)
Class A	(14,705)	(11,441)
Class B	(108)	(94)
Class C	(350)	(355)
Class E	(280)	(216)
Class I	(14,580)	(11,797)
Class N	(58)	(44)
Class R	(52)	(51)
Class Y	(7,991)	(6,325)
Total Distributions to Shareholders	(38,124)	(30,323)
Capital Share Transactions	(29,510)	(79,796)
Net Decrease in Net Assets	(122,881)	(39,093)
Net Assets, Beginning of Period	436,337	475,430
Net Assets, End of Period	$313,456	$436,337

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	63

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY ASSET STRATEGY FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2020	$20.63	$0.43	$(2.42)	$(1.99)	$(0.42)	$(0.81)	$(1.23)
Year ended 3-31-2019	24.02	0.38	0.09	0.47	(0.40)	(3.46)	(3.86)
Year ended 3-31-2018	21.86	0.21	2.64	2.85	(0.24)	(0.45)	(0.69)
Year ended 3-31-2017	20.83	0.00 *	1.03	1.03	—	—	—
Year ended 3-31-2016	25.89	0.15	(3.78)	(3.63)	(0.06)	(1.37)	(1.43)
Class B Shares(4)
Year ended 3-31-2020	19.15	0.25	(2.23)	(1.98)	(0.28)	(0.81)	(1.09)
Year ended 3-31-2019	22.55	0.20	0.06	0.26	(0.20)	(3.46)	(3.66)
Year ended 3-31-2018	20.56	0.02	2.50	2.52	(0.08)	(0.45)	(0.53)
Year ended 3-31-2017	19.73	(0.16)	0.99	0.83	—	—	—
Year ended 3-31-2016	24.73	(0.04)	(3.59)	(3.63)	—	(1.37)	(1.37)
Class C Shares
Year ended 3-31-2020	19.33	0.27	(2.26)	(1.99)	(0.29)	(0.81)	(1.10)
Year ended 3-31-2019	22.71	0.22	0.07	0.29	(0.21)	(3.46)	(3.67)
Year ended 3-31-2018	20.71	0.02	2.51	2.53	(0.08)	(0.45)	(0.53)
Year ended 3-31-2017	19.87	(0.15)	0.99	0.84	—	—	—
Year ended 3-31-2016	24.88	(0.02)	(3.62)	(3.64)	—	(1.37)	(1.37)
Class E Shares
Year ended 3-31-2020	20.71	0.46	(2.43)	(1.97)	(0.45)	(0.81)	(1.26)
Year ended 3-31-2019	24.11	0.41	0.08	0.49	(0.43)	(3.46)	(3.89)
Year ended 3-31-2018	21.95	0.24	2.66	2.90	(0.29)	(0.45)	(0.74)
Year ended 3-31-2017	20.89	(0.03)	1.09	1.06	—	—	—
Year ended 3-31-2016	25.96	0.13	(3.78)	(3.65)	(0.05)	(1.37)	(1.42)
Class I Shares
Year ended 3-31-2020	20.93	0.50	(2.46)	(1.96)	(0.48)	(0.81)	(1.29)
Year ended 3-31-2019	24.33	0.44	0.10	0.54	(0.48)	(3.46)	(3.94)
Year ended 3-31-2018	22.16	0.27	2.70	2.97	(0.35)	(0.45)	(0.80)
Year ended 3-31-2017	21.06	0.05	1.05	1.10	—	—	—
Year ended 3-31-2016	26.15	0.23	(3.84)	(3.61)	(0.11)	(1.37)	(1.48)
Class N Shares
Year ended 3-31-2020	20.99	0.51	(2.45)	(1.94)	(0.51)	(0.81)	(1.32)
Year ended 3-31-2019	24.40	0.45	0.11	0.56	(0.51)	(3.46)	(3.97)
Year ended 3-31-2018	22.24	0.28	2.73	3.01	(0.40)	(0.45)	(0.85)
Year ended 3-31-2017	21.10	0.02	1.12	1.14	—	—	—
Year ended 3-31-2016	26.21	0.22	(3.81)	(3.59)	(0.15)	(1.37)	(1.52)
Class R Shares
Year ended 3-31-2020	20.35	0.36	(2.37)	(2.01)	(0.36)	(0.81)	(1.17)
Year ended 3-31-2019	23.73	0.31	0.08	0.39	(0.31)	(3.46)	(3.77)
Year ended 3-31-2018	21.59	0.13	2.61	2.74	(0.15)	(0.45)	(0.60)
Year ended 3-31-2017	20.63	(0.10)	1.06	0.96	—	—	—
Year ended 3-31-2016	25.68	0.05	(3.73)	(3.68)	—	(1.37)	(1.37)
Class Y Shares
Year ended 3-31-2020	20.69	0.44	(2.42)	(1.98)	(0.43)	(0.81)	(1.24)
Year ended 3-31-2019	24.09	0.39	0.08	0.47	(0.41)	(3.46)	(3.87)
Year ended 3-31-2018	21.92	0.21	2.67	2.88	(0.26)	(0.45)	(0.71)
Year ended 3-31-2017	20.88	0.00 *	1.04	1.04	—	—	—
Year ended 3-31-2016	25.94	0.15	(3.78)	(3.63)	(0.06)	(1.37)	(1.43)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	Expense ratio based on the period excluding litigation expenses was 1.00%.

64	ANNUAL REPORT	2020

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2020	$17.41	-10.69%	$1,128	1.13%		2.03%	—%	—%	44%
Year ended 3-31-2019	20.63	2.67	1,361	1.16		1.71	—	—	52
Year ended 3-31-2018	24.02	13.11	1,345	1.13		0.90	—	—	34
Year ended 3-31-2017	21.86	4.95	1,315	1.12		-0.02	—	—	51
Year ended 3-31-2016	20.83	-14.39	3,153	0.99		0.61	—	—	68
Class B Shares(4)
Year ended 3-31-2020	16.08	-11.42	18	1.97		1.28	—	—	44
Year ended 3-31-2019	19.15	1.89	47	1.93		0.96	—	—	52
Year ended 3-31-2018	22.55	12.26	86	1.91		0.10	—	—	34
Year ended 3-31-2017	20.56	4.21	141	1.83		-0.81	—	—	51
Year ended 3-31-2016	19.73	-15.06	287	1.76		-0.16	—	—	68
Class C Shares
Year ended 3-31-2020	16.24	-11.37	298	1.88		1.34	—	—	44
Year ended 3-31-2019	19.33	1.99	634	1.83		1.05	—	—	52
Year ended 3-31-2018	22.71	12.29	995	1.89		0.11	—	—	34
Year ended 3-31-2017	20.71	4.23	1,620	1.83		-0.75	—	—	51
Year ended 3-31-2016	19.87	-15.01	3,792	1.71		-0.10	—	—	68
Class E Shares
Year ended 3-31-2020	17.48	-10.58	30	1.00		2.17	1.25	1.92	44
Year ended 3-31-2019	20.71	2.74	37	1.04	(5)	1.82	1.31	1.55	52
Year ended 3-31-2018	24.11	13.29	37	1.00		1.03	1.30	0.73	34
Year ended 3-31-2017	21.95	5.07	38	1.03		-0.13	1.28	-0.38	51
Year ended 3-31-2016	20.89	-14.41	53	1.00		0.53	1.14	0.39	68
Class I Shares
Year ended 3-31-2020	17.68	-10.44	586	0.87		2.31	—	—	44
Year ended 3-31-2019	20.93	2.93	805	0.89		1.97	—	—	52
Year ended 3-31-2018	24.33	13.48	622	0.85		1.15	—	—	34
Year ended 3-31-2017	22.16	5.22	952	0.85		0.23	—	—	51
Year ended 3-31-2016	21.06	-14.17	2,382	0.74		0.95	—	—	68
Class N Shares
Year ended 3-31-2020	17.73	-10.32	8	0.72		2.35	—	—	44
Year ended 3-31-2019	20.99	3.03	5	0.79		2.03	—	—	52
Year ended 3-31-2018	24.40	13.65	2	0.78		1.19	—	—	34
Year ended 3-31-2017	22.24	5.40	13	0.69		0.07	—	—	51
Year ended 3-31-2016	21.10	-14.09	12	0.60		0.89	—	—	68
Class R Shares
Year ended 3-31-2020	17.17	-10.93	28	1.46		1.72	—	—	44
Year ended 3-31-2019	20.35	2.32	44	1.47		1.40	—	—	52
Year ended 3-31-2018	23.73	12.74	54	1.45		0.57	—	—	34
Year ended 3-31-2017	21.59	4.65	65	1.43		-0.48	—	—	51
Year ended 3-31-2016	20.63	-14.69	106	1.34		0.20	—	—	68
Class Y Shares
Year ended 3-31-2020	17.47	-10.64	98	1.11		2.08	—	—	44
Year ended 3-31-2019	20.69	2.70	151	1.13		1.73	—	—	52
Year ended 3-31-2018	24.09	13.15	175	1.10		0.92	—	—	34
Year ended 3-31-2017	21.92	4.98	237	1.08		—	—	—	51
Year ended 3-31-2016	20.88	-14.36	512	0.99		0.63	1.00	0.62	68

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	65

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY BALANCED FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2020	$23.58	$0.31	$(1.57)	$(1.26)	$(0.34)	$(1.55)	$(1.89)
Year ended 3-31-2019	24.74	0.37	1.03	1.40	(0.36)	(2.20)	(2.56)
Year ended 3-31-2018	24.33	0.37	1.18	1.55	(0.48)	(0.66)	(1.14)
Year ended 3-31-2017	22.99	0.33	1.59	1.92	(0.30)	(0.28)	(0.58)
Year ended 3-31-2016	25.65	0.29	(1.51)	(1.22)	(0.26)	(1.18)	(1.44)
Class B Shares(4)
Year ended 3-31-2020	23.29	0.11	(1.55)	(1.44)	(0.15)	(1.55)	(1.70)
Year ended 3-31-2019	24.47	0.18	1.01	1.19	(0.17)	(2.20)	(2.37)
Year ended 3-31-2018	24.09	0.18	1.17	1.35	(0.31)	(0.66)	(0.97)
Year ended 3-31-2017	22.78	0.15	1.59	1.74	(0.15)	(0.28)	(0.43)
Year ended 3-31-2016	25.45	0.11	(1.50)	(1.39)	(0.10)	(1.18)	(1.28)
Class C Shares
Year ended 3-31-2020	23.38	0.13	(1.55)	(1.42)	(0.17)	(1.55)	(1.72)
Year ended 3-31-2019	24.56	0.19	1.01	1.20	(0.18)	(2.20)	(2.38)
Year ended 3-31-2018	24.17	0.19	1.18	1.37	(0.32)	(0.66)	(0.98)
Year ended 3-31-2017	22.85	0.16	1.59	1.75	(0.15)	(0.28)	(0.43)
Year ended 3-31-2016	25.53	0.13	(1.52)	(1.39)	(0.11)	(1.18)	(1.29)
Class E Shares(5)
Year ended 3-31-2020	23.71	0.34	(1.58)	(1.24)	(0.37)	(1.55)	(1.92)
Year ended 3-31-2019	24.87	0.40	1.04	1.44	(0.40)	(2.20)	(2.60)
Year ended 3-31-2018	24.45	0.41	1.19	1.60	(0.52)	(0.66)	(1.18)
Year ended 3-31-2017	23.09	0.37	1.61	1.98	(0.34)	(0.28)	(0.62)
Year ended 3-31-2016	25.76	0.33	(1.53)	(1.20)	(0.29)	(1.18)	(1.47)
Class I Shares
Year ended 3-31-2020	23.57	0.36	(1.57)	(1.21)	(0.39)	(1.55)	(1.94)
Year ended 3-31-2019	24.74	0.43	1.02	1.45	(0.42)	(2.20)	(2.62)
Year ended 3-31-2018	24.33	0.43	1.19	1.62	(0.55)	(0.66)	(1.21)
Year ended 3-31-2017	22.98	0.39	1.60	1.99	(0.36)	(0.28)	(0.64)
Year ended 3-31-2016	25.63	0.36	(1.52)	(1.16)	(0.31)	(1.18)	(1.49)
Class N Shares
Year ended 3-31-2020	23.62	0.40	(1.57)	(1.17)	(0.43)	(1.55)	(1.98)
Year ended 3-31-2019	24.78	0.46	1.04	1.50	(0.46)	(2.20)	(2.66)
Year ended 3-31-2018	24.37	0.47	1.19	1.66	(0.59)	(0.66)	(1.25)
Year ended 3-31-2017	23.01	0.42	1.61	2.03	(0.39)	(0.28)	(0.67)
Year ended 3-31-2016	25.66	0.39	(1.52)	(1.13)	(0.34)	(1.18)	(1.52)
Class R Shares
Year ended 3-31-2020	23.54	0.22	(1.57)	(1.35)	(0.25)	(1.55)	(1.80)
Year ended 3-31-2019	24.70	0.28	1.04	1.32	(0.28)	(2.20)	(2.48)
Year ended 3-31-2018	24.30	0.28	1.18	1.46	(0.40)	(0.66)	(1.06)
Year ended 3-31-2017	22.96	0.25	1.60	1.85	(0.23)	(0.28)	(0.51)
Year ended 3-31-2016	25.65	0.22	(1.53)	(1.31)	(0.20)	(1.18)	(1.38)
Class Y Shares
Year ended 3-31-2020	23.58	0.31	(1.57)	(1.26)	(0.34)	(1.55)	(1.89)
Year ended 3-31-2019	24.75	0.37	1.02	1.39	(0.36)	(2.20)	(2.56)
Year ended 3-31-2018	24.34	0.38	1.17	1.55	(0.48)	(0.66)	(1.14)
Year ended 3-31-2017	22.99	0.35	1.59	1.94	(0.31)	(0.28)	(0.59)
Year ended 3-31-2016	25.66	0.29	(1.52)	(1.23)	(0.26)	(1.18)	(1.44)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	Class share is closed to investment.

66	ANNUAL REPORT	2020

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2020	$20.43	-6.55%	$1,086		1.10%	1.27%	—%	—%	43%
Year ended 3-31-2019	23.58	6.25	1,275		1.09	1.49	—	—	53
Year ended 3-31-2018	24.74	6.43	1,368		1.12	1.48	—	—	36
Year ended 3-31-2017	24.33	8.44	688		1.11	1.40	—	—	47
Year ended 3-31-2016	22.99	-4.92	1,311		1.10	1.21	—	—	56
Class B Shares(4)
Year ended 3-31-2020	20.15	-7.32	19		1.90	0.48	—	—	43
Year ended 3-31-2019	23.29	5.43	41		1.85	0.73	—	—	53
Year ended 3-31-2018	24.47	5.64	58		1.86	0.75	—	—	36
Year ended 3-31-2017	24.09	7.68	77		1.84	0.66	—	—	47
Year ended 3-31-2016	22.78	-5.62	80		1.83	0.48	—	—	56
Class C Shares
Year ended 3-31-2020	20.24	-7.24	243		1.83	0.54	—	—	43
Year ended 3-31-2019	23.38	5.46	366		1.80	0.78	—	—	53
Year ended 3-31-2018	24.56	5.69	485		1.83	0.78	—	—	36
Year ended 3-31-2017	24.17	7.72	707		1.80	0.69	—	—	47
Year ended 3-31-2016	22.85	-5.62	892		1.79	0.53	—	—	56
Class E Shares(5)
Year ended 3-31-2020	20.55	-6.42	—	*	0.96	1.41	—	—	43
Year ended 3-31-2019	23.71	6.38	—	*	0.94	1.63	—	—	53
Year ended 3-31-2018	24.87	6.61	—	*	0.97	1.62	—	—	36
Year ended 3-31-2017	24.45	8.65	—	*	0.95	1.54	—	—	47
Year ended 3-31-2016	23.09	-4.82	—	*	0.95	1.36	—	—	56
Class I Shares
Year ended 3-31-2020	20.42	-6.32	671		0.86	1.51	—	—	43
Year ended 3-31-2019	23.57	6.51	873		0.84	1.73	—	—	53
Year ended 3-31-2018	24.74	6.66	1,043		0.88	1.72	—	—	36
Year ended 3-31-2017	24.33	8.75	673		0.85	1.63	—	—	47
Year ended 3-31-2016	22.98	-4.70	373		0.84	1.47	—	—	56
Class N Shares
Year ended 3-31-2020	20.47	-6.16	7		0.71	1.65	—	—	43
Year ended 3-31-2019	23.62	6.66	15		0.70	1.88	—	—	53
Year ended 3-31-2018	24.78	6.86	10		0.72	1.88	—	—	36
Year ended 3-31-2017	24.37	8.92	10		0.70	1.77	—	—	47
Year ended 3-31-2016	23.01	-4.57	5		0.69	1.60	—	—	56
Class R Shares
Year ended 3-31-2020	20.39	-6.90	11		1.45	0.91	—	—	43
Year ended 3-31-2019	23.54	5.91	13		1.43	1.14	—	—	53
Year ended 3-31-2018	24.70	6.04	13		1.46	1.13	—	—	36
Year ended 3-31-2017	24.30	8.12	14		1.44	1.04	—	—	47
Year ended 3-31-2016	22.96	-5.29	13		1.44	0.89	—	—	56
Class Y Shares
Year ended 3-31-2020	20.43	-6.55	14		1.10	1.27	1.11	1.26	43
Year ended 3-31-2019	23.58	6.22	24		1.09	1.49	—	1.49	53
Year ended 3-31-2018	24.75	6.44	34		1.12	1.53	—	—	36
Year ended 3-31-2017	24.34	8.50	70		1.10	1.47	—	—	47
Year ended 3-31-2016	22.99	-4.95	124		1.09	1.16	—	—	56

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	67

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY ENERGY FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2020	$9.45	$0.04	$(6.24)	$(6.20)	$—	$—	$—
Year ended 3-31-2019	11.55	(0.05)	(2.05)	(2.10)	—	—	—
Year ended 3-31-2018	13.30	0.03	(1.74)	(1.71)	(0.04)	—	(0.04)
Year ended 3-31-2017	10.75	(0.08)	2.63	2.55	—	—	—
Year ended 3-31-2016	14.03	(0.03)	(3.25)	(3.28)	—	—	—
Class B Shares(4)
Year ended 3-31-2020	8.51	(0.03)	(5.58)	(5.61)	—	—	—
Year ended 3-31-2019	10.48	(0.13)	(1.84)	(1.97)	—	—	—
Year ended 3-31-2018	12.15	(0.03)	(1.64)	(1.67)	—	—	—
Year ended 3-31-2017	9.90	(0.18)	2.43	2.25	—	—	—
Year ended 3-31-2016	13.04	(0.13)	(3.01)	(3.14)	—	—	—
Class C Shares
Year ended 3-31-2020	8.70	(0.01)	(5.72)	(5.73)	—	—	—
Year ended 3-31-2019	10.71	(0.12)	(1.89)	(2.01)	—	—	—
Year ended 3-31-2018	12.39	0.00 *	(1.68)	(1.68)	—	—	—
Year ended 3-31-2017	10.08	(0.16)	2.47	2.31	—	—	—
Year ended 3-31-2016	13.24	(0.10)	(3.06)	(3.16)	—	—	—
Class E Shares(5)
Year ended 3-31-2020	9.71	0.06	(6.42)	(6.36)	—	—	—
Year ended 3-31-2019	11.85	(0.03)	(2.11)	(2.14)	—	—	—
Year ended 3-31-2018	13.63	0.10	(1.82)	(1.72)	(0.06)	—	(0.06)
Year ended 3-31-2017	10.99	(0.05)	2.69	2.64	—	—	—
Year ended 3-31-2016	14.30	0.01	(3.32)	(3.31)	—	—	—
Class I Shares
Year ended 3-31-2020	9.85	0.08	(6.53)	(6.45)	—	—	—
Year ended 3-31-2019	11.99	(0.01)	(2.13)	(2.14)	—	—	—
Year ended 3-31-2018	13.80	0.09	(1.83)	(1.74)	(0.07)	—	(0.07)
Year ended 3-31-2017	11.11	(0.05)	2.74	2.69	—	—	—
Year ended 3-31-2016	14.44	0.02	(3.35)	(3.33)	—	—	—
Class N Shares
Year ended 3-31-2020	9.90	0.08	(6.56)	(6.48)	—	—	—
Year ended 3-31-2019	12.05	0.00 *	(2.15)	(2.15)	—	—	—
Year ended 3-31-2018	13.86	0.17	(1.90)	(1.73)	(0.08)	—	(0.08)
Year ended 3-31-2017	11.14	(0.02)	2.74	2.72	—	—	—
Year ended 3-31-2016	14.46	0.04	(3.36)	(3.32)	—	—	—
Class R Shares
Year ended 3-31-2020	9.34	0.01	(6.15)	(6.14)	—	—	—
Year ended 3-31-2019	11.45	(0.08)	(2.03)	(2.11)	—	—	—
Year ended 3-31-2018	13.20	0.04	(1.77)	(1.73)	(0.02)	—	(0.02)
Year ended 3-31-2017	10.69	(0.12)	2.63	2.51	—	—	—
Year ended 3-31-2016	13.98	(0.05)	(3.24)	(3.29)	—	—	—
Class Y Shares
Year ended 3-31-2020	9.59	0.04	(6.33)	(6.29)	—	—	—
Year ended 3-31-2019	11.72	(0.05)	(2.08)	(2.13)	—	—	—
Year ended 3-31-2018	13.49	0.08	(1.80)	(1.72)	(0.05)	—	(0.05)
Year ended 3-31-2017	10.89	(0.07)	2.67	2.60	—	—	—
Year ended 3-31-2016	14.19	(0.01)	(3.29)	(3.30)	—	—	—

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	Class share is closed to investment.

(6)	Expense ratio based on the period excluding reorganization expenses was 1.44%.

(7)	Expense ratio based on the period excluding reorganization expenses was 2.36%.

(8)	Expense ratio based on the period excluding reorganization expenses was 1.09%.

68	ANNUAL REPORT	2020

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2020	$3.25	-65.61%	$40		1.41%		0.52%	1.71%	0.22%	23%
Year ended 3-31-2019	9.45	-18.18	134		1.41		-0.46	1.55	-0.60	31
Year ended 3-31-2018	11.55	-12.89	211		1.46	(6)	0.26	1.53	0.19	21
Year ended 3-31-2017	13.30	23.72	158		1.41		-0.59	—	—	39
Year ended 3-31-2016	10.75	-23.38	192		1.49		-0.23	—	—	31
Class B Shares(4)
Year ended 3-31-2020	2.90	-65.92	—	*	2.29		-0.41	2.98	-1.10	23
Year ended 3-31-2019	8.51	-18.88	1		2.21		-1.28	2.48	-1.55	31
Year ended 3-31-2018	10.48	-13.66	2		2.38	(7)	-0.25	2.49	-0.36	21
Year ended 3-31-2017	12.15	22.73	4		2.29		-1.49	—	—	39
Year ended 3-31-2016	9.90	-24.08	3		2.36		-1.11	—	—	31
Class C Shares
Year ended 3-31-2020	2.97	-65.86	6		2.11		-0.20	2.31	-0.40	23
Year ended 3-31-2019	8.70	-18.77	27		2.11		-1.17	2.12	-1.18	31
Year ended 3-31-2018	10.71	-13.56	48		2.15		-0.01	2.15	-0.01	21
Year ended 3-31-2017	12.39	22.92	87		2.11		-1.31	—	—	39
Year ended 3-31-2016	10.08	-23.87	79		2.16		-0.89	—	—	31
Class E Shares(5)
Year ended 3-31-2020	3.35	-65.50	—	*	1.25		0.73	—	—	23
Year ended 3-31-2019	9.71	-18.06	—	*	1.20		-0.24	—	—	31
Year ended 3-31-2018	11.85	-12.63	—	*	1.20		0.82	—	—	21
Year ended 3-31-2017	13.63	24.02	—	*	1.19		-0.40	—	—	39
Year ended 3-31-2016	10.99	-23.15	—	*	1.20		0.05	—	—	31
Class I Shares
Year ended 3-31-2020	3.40	-65.48	52		0.99		0.95	1.17	0.77	23
Year ended 3-31-2019	9.85	-17.85	158		1.03		-0.08	1.11	-0.16	31
Year ended 3-31-2018	11.99	-12.63	263		1.11	(8)	0.76	1.12	0.75	21
Year ended 3-31-2017	13.80	24.21	225		1.08		-0.35	—	—	39
Year ended 3-31-2016	11.11	-23.06	85		1.10		0.16	—	—	31
Class N Shares
Year ended 3-31-2020	3.42	-65.45	2		0.99		0.95	0.99	0.95	23
Year ended 3-31-2019	9.90	-17.84	5		0.94		0.04	—	—	31
Year ended 3-31-2018	12.05	-12.48	5		0.95		1.45	—	—	21
Year ended 3-31-2017	13.86	24.42	12		0.93		-0.18	—	—	39
Year ended 3-31-2016	11.14	-22.96	5		0.95		0.35	—	—	31
Class R Shares
Year ended 3-31-2020	3.20	-65.74	7		1.74		0.19	—	—	23
Year ended 3-31-2019	9.34	-18.43	18		1.68		-0.72	—	—	31
Year ended 3-31-2018	11.45	-13.11	22		1.70		0.37	—	—	21
Year ended 3-31-2017	13.20	23.48	26		1.67		-0.89	—	—	39
Year ended 3-31-2016	10.69	-23.53	19		1.70		-0.43	—	—	31
Class Y Shares
Year ended 3-31-2020	3.30	-65.59	4		1.41		0.46	1.42	0.45	23
Year ended 3-31-2019	9.59	-18.17	22		1.34		-0.42	—	—	31
Year ended 3-31-2018	11.72	-12.78	42		1.35		0.71	—	—	21
Year ended 3-31-2017	13.49	23.87	53		1.34		-0.54	—	—	39
Year ended 3-31-2016	10.89	-23.26	42		1.36		-0.08	—	—	31

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	69

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY LASALLE GLOBAL REAL ESTATE FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2020	$11.22	$0.15	$(2.57)	$(2.42)	$(0.38)	$(0.26)	$(0.64)
Year ended 3-31-2019	10.38	0.15	1.21	1.36	(0.31)	(0.21)	(0.52)
Year ended 3-31-2018	10.28	0.24	0.04	0.28	(0.11)	(0.07)	(0.18)
Year ended 3-31-2017	10.58	0.09	(0.14)	(0.05)	(0.25)	—	(0.25)
Year ended 3-31-2016	11.15	0.17	(0.41)	(0.24)	(0.13)	(0.20)	(0.33)
Class B Shares(4)
Year ended 3-31-2020	11.16	0.08	(2.55)	(2.47)	(0.32)	(0.26)	(0.58)
Year ended 3-31-2019	10.33	0.08	1.20	1.28	(0.24)	(0.21)	(0.45)
Year ended 3-31-2018	10.24	0.15	0.07	0.22	(0.06)	(0.07)	(0.13)
Year ended 3-31-2017	10.56	(0.04)	(0.12)	(0.16)	(0.16)	—	(0.16)
Year ended 3-31-2016	11.10	0.06	(0.40)	(0.34)	(0.01)	(0.19)	(0.20)
Class C Shares
Year ended 3-31-2020	11.15	0.08	(2.55)	(2.47)	(0.31)	(0.26)	(0.57)
Year ended 3-31-2019	10.32	0.06	1.21	1.27	(0.23)	(0.21)	(0.44)
Year ended 3-31-2018	10.24	0.14	0.06	0.20	(0.05)	(0.07)	(0.12)
Year ended 3-31-2017	10.55	(0.06)	(0.11)	(0.17)	(0.14)	—	(0.14)
Year ended 3-31-2016	11.10	0.04	(0.41)	(0.37)	—	(0.18)	(0.18)
Class I Shares
Year ended 3-31-2020	11.24	0.21	(2.57)	(2.36)	(0.43)	(0.26)	(0.69)
Year ended 3-31-2019	10.41	0.19	1.21	1.40	(0.36)	(0.21)	(0.57)
Year ended 3-31-2018	10.29	0.26	0.07	0.33	(0.14)	(0.07)	(0.21)
Year ended 3-31-2017	10.57	0.03	(0.07)	(0.04)	(0.24)	—	(0.24)
Year ended 3-31-2016	11.14	0.17	(0.42)	(0.25)	(0.12)	(0.20)	(0.32)
Class N Shares
Year ended 3-31-2020	11.26	0.20	(2.58)	(2.38)	(0.43)	(0.26)	(0.69)
Year ended 3-31-2019	10.42	0.21	1.19	1.40	(0.35)	(0.21)	(0.56)
Year ended 3-31-2018(5)	10.42	0.15	0.05	0.20	(0.13)	(0.07)	(0.20)
Class R Shares
Year ended 3-31-2020	11.19	0.12	(2.56)	(2.44)	(0.35)	(0.26)	(0.61)
Year ended 3-31-2019	10.36	0.09	1.23	1.32	(0.28)	(0.21)	(0.49)
Year ended 3-31-2018	10.27	0.18	0.07	0.25	(0.09)	(0.07)	(0.16)
Year ended 3-31-2017	10.57	0.00 *	(0.11)	(0.11)	(0.19)	—	(0.19)
Year ended 3-31-2016	11.12	0.10	(0.41)	(0.31)	(0.04)	(0.20)	(0.24)
Class Y Shares
Year ended 3-31-2020	11.35	0.16	(2.59)	(2.43)	(0.39)	(0.26)	(0.65)
Year ended 3-31-2019	10.50	0.14	1.24	1.38	(0.32)	(0.21)	(0.53)
Year ended 3-31-2018	10.39	0.22	0.07	0.29	(0.11)	(0.07)	(0.18)
Year ended 3-31-2017	10.64	0.07	(0.07)	0.00 *	(0.25)	—	(0.25)
Year ended 3-31-2016	11.22	0.17	(0.42)	(0.25)	(0.13)	(0.20)	(0.33)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	For the period from July 5, 2017 (commencement of operations of the class) through March 31, 2018.

(6)	Annualized.

(7)	Expense ratio based on the period excluding reorganization expenses was 1.51%.

(8)	Expense ratio based on the period excluding reorganization expenses was 1.05%.

(9)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

70	ANNUAL REPORT	2020

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2020	$8.16	-22.88%	$11		1.51%		1.44%		1.68%		1.27%		88%
Year ended 3-31-2019	11.22	13.61	20		1.61	(7)	1.40		1.90		1.11		91
Year ended 3-31-2018	10.38	2.69	8		1.51		2.29		1.79		2.01		77
Year ended 3-31-2017	10.28	-0.45	12		1.51		0.91		2.08		0.34		49
Year ended 3-31-2016	10.58	-2.00	29		1.51		1.67		2.12		1.06		59
Class B Shares(4)
Year ended 3-31-2020	8.11	-23.36	1		2.12		0.79		2.21		0.70		88
Year ended 3-31-2019	11.16	12.86	1		2.18		0.73		2.35		0.56		91
Year ended 3-31-2018	10.33	2.13	—	*	2.18		1.42		2.34		1.26		77
Year ended 3-31-2017	10.24	-1.52	—	*	2.54		-0.43		2.60		-0.49		49
Year ended 3-31-2016	10.56	-3.03	—	*	2.56		0.62		—		—		59
Class C Shares
Year ended 3-31-2020	8.11	-23.32	3		2.17		0.75		2.26		0.66		88
Year ended 3-31-2019	11.15	12.72	4		2.27		0.60		2.44		0.43		91
Year ended 3-31-2018	10.32	1.96	1		2.30		1.30		2.47		1.13		77
Year ended 3-31-2017	10.24	-1.62	1		2.66		-0.57		2.72		-0.63		49
Year ended 3-31-2016	10.55	-3.21	1		2.74		0.41		—		—		59
Class I Shares
Year ended 3-31-2020	8.19	-22.41	60		1.05		1.90		1.34		1.61		88
Year ended 3-31-2019	11.24	14.00	88		1.20	(8)	1.76		1.55		1.41		91
Year ended 3-31-2018	10.41	3.20	28		1.05		2.48		1.41		2.12		77
Year ended 3-31-2017	10.29	-0.39	20		1.50		0.25		1.61		0.14		49
Year ended 3-31-2016	10.57	-2.11	3		1.59		1.59		—		—		59
Class N Shares
Year ended 3-31-2020	8.19	-22.53	22		1.05		1.90		1.16		1.79		88
Year ended 3-31-2019	11.26	14.08	30		1.13	(8)	2.01		1.31		1.83		91
Year ended 3-31-2018(5)	10.42	1.89	30		1.05	(6)	1.96	(6)	1.27	(6)	1.74	(6)	77	(9)
Class R Shares
Year ended 3-31-2020	8.14	-23.08	3		1.80		1.16		1.93		1.03		88
Year ended 3-31-2019	11.19	13.19	6		1.93		0.83		2.10		0.66		91
Year ended 3-31-2018	10.36	2.39	—	*	1.81		1.74		1.97		1.58		77
Year ended 3-31-2017	10.27	-1.01	—	*	2.13		-0.05		2.20		-0.12		49
Year ended 3-31-2016	10.57	-2.68	—	*	2.20		0.99		—		—		59
Class Y Shares
Year ended 3-31-2020	8.27	-22.73	4		1.46		1.46		1.55		1.37		88
Year ended 3-31-2019	11.35	13.64	5		1.51		1.29		1.68		1.12		91
Year ended 3-31-2018	10.50	2.76	1		1.46		2.11		1.62		1.95		77
Year ended 3-31-2017	10.39	0.03	1		1.52		0.70		1.87		0.35		49
Year ended 3-31-2016	10.64	-2.08	1		1.51		1.63		1.86		1.28		59

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	71

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY NATURAL RESOURCES FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2020	$13.45	$0.13	$(5.51)	$(5.38)	$(0.22)	$—	$(0.22)
Year ended 3-31-2019	14.82	0.12	(1.49)	(1.37)	—	—	—
Year ended 3-31-2018	14.80	(0.03)	0.05	0.02	—	—	—
Year ended 3-31-2017	12.53	(0.03)	2.31	2.28	(0.01)	—	(0.01)
Year ended 3-31-2016	16.13	0.03	(3.63)	(3.60)	—	—	—
Class B Shares(4)
Year ended 3-31-2020	11.12	(0.11)	(4.53)	(4.64)	—	—	—
Year ended 3-31-2019	12.44	(0.08)	(1.24)	(1.32)	—	—	—
Year ended 3-31-2018	12.57	(0.18)	0.05	(0.13)	—	—	—
Year ended 3-31-2017	10.75	(0.15)	1.97	1.82	—	—	—
Year ended 3-31-2016	13.98	(0.11)	(3.12)	(3.23)	—	—	—
Class C Shares
Year ended 3-31-2020	11.13	0.03	(4.55)	(4.52)	(0.13)	—	(0.13)
Year ended 3-31-2019	12.33	0.03	(1.23)	(1.20)	—	—	—
Year ended 3-31-2018	12.39	(0.12)	0.06	(0.06)	—	—	—
Year ended 3-31-2017	10.55	(0.10)	1.94	1.84	—	—	—
Year ended 3-31-2016	13.67	(0.06)	(3.06)	(3.12)	—	—	—
Class E Shares
Year ended 3-31-2020	13.81	0.20	(5.64)	(5.44)	(0.32)	—	(0.32)
Year ended 3-31-2019	15.25	0.17	(1.55)	(1.38)	(0.06)	—	(0.06)
Year ended 3-31-2018	15.15	0.04	0.06	0.10	—	—	—
Year ended 3-31-2017	12.81	0.04	2.37	2.41	(0.07)	—	(0.07)
Year ended 3-31-2016	16.43	0.09	(3.71)	(3.62)	—	—	—
Class I Shares
Year ended 3-31-2020	14.06	0.21	(5.74)	(5.53)	(0.35)	—	(0.35)
Year ended 3-31-2019	15.50	0.20	(1.57)	(1.37)	(0.07)	—	(0.07)
Year ended 3-31-2018	15.40	0.05	0.05	0.10	—	—	—
Year ended 3-31-2017	13.02	0.05	2.41	2.46	(0.08)	—	(0.08)
Year ended 3-31-2016	16.69	0.10	(3.77)	(3.67)	—	—	—
Class N Shares
Year ended 3-31-2020	14.12	0.23	(5.75)	(5.52)	(0.39)	—	(0.39)
Year ended 3-31-2019	15.58	0.23	(1.59)	(1.36)	(0.10)	—	(0.10)
Year ended 3-31-2018	15.44	0.07	0.07	0.14	—	—	—
Year ended 3-31-2017	13.06	0.07	2.42	2.49	(0.11)	—	(0.11)
Year ended 3-31-2016	16.70	0.13	(3.77)	(3.64)	—	—	—
Class R Shares
Year ended 3-31-2020	13.26	0.13	(5.42)	(5.29)	(0.22)	—	(0.22)
Year ended 3-31-2019	14.63	0.10	(1.47)	(1.37)	—	—	—
Year ended 3-31-2018	14.61	(0.04)	0.06	0.02	—	—	—
Year ended 3-31-2017	12.37	(0.04)	2.28	2.24	—	—	—
Year ended 3-31-2016	15.94	0.01	(3.58)	(3.57)	—	—	—
Class Y Shares
Year ended 3-31-2020	13.79	0.17	(5.63)	(5.46)	(0.29)	—	(0.29)
Year ended 3-31-2019	15.21	0.16	(1.54)	(1.38)	(0.04)	—	(0.04)
Year ended 3-31-2018	15.14	0.01	0.06	0.07	—	—	—
Year ended 3-31-2017	12.80	0.01	2.38	2.39	(0.05)	—	(0.05)
Year ended 3-31-2016	16.45	0.06	(3.71)	(3.65)	—	—	—

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

72	ANNUAL REPORT	2020

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2020	$7.85	-40.58%	$102		1.77%	1.05%	—%	—%	44%
Year ended 3-31-2019	13.45	-9.31	218		1.59	0.82	—	—	21
Year ended 3-31-2018	14.82	0.20	288		1.73	-0.19	—	—	33
Year ended 3-31-2017	14.80	18.19	329		1.72	-0.22	—	—	64
Year ended 3-31-2016	12.53	-22.32	415		1.66	0.18	—	—	17
Class B Shares(4)
Year ended 3-31-2020	6.48	-41.73	—	*	3.81	-1.04	—	—	44
Year ended 3-31-2019	11.12	-10.61	2		3.01	-0.66	—	—	21
Year ended 3-31-2018	12.44	-1.03	3		2.98	-1.50	—	—	33
Year ended 3-31-2017	12.57	16.93	7		2.77	-1.27	—	—	64
Year ended 3-31-2016	10.75	-23.10	10		2.65	-0.85	—	—	17
Class C Shares
Year ended 3-31-2020	6.48	-41.02	5		2.48	0.30	—	—	44
Year ended 3-31-2019	11.13	-9.73	21		2.07	0.28	—	—	21
Year ended 3-31-2018	12.33	-0.48	40		2.40	-0.98	—	—	33
Year ended 3-31-2017	12.39	17.44	100		2.34	-0.84	—	—	64
Year ended 3-31-2016	10.55	-22.82	110		2.30	-0.47	—	—	17
Class E Shares
Year ended 3-31-2020	8.05	-40.26	2		1.24	1.57	2.15	0.66	44
Year ended 3-31-2019	13.81	-9.03	4		1.27	1.17	2.03	0.41	21
Year ended 3-31-2018	15.25	0.66	5		1.27	0.27	2.15	-0.61	33
Year ended 3-31-2017	15.15	18.77	5		1.27	0.25	2.19	-0.67	64
Year ended 3-31-2016	12.81	-22.03	4		1.26	0.59	2.21	-0.36	17
Class I Shares
Year ended 3-31-2020	8.18	-40.26	54		1.19	1.63	—	—	44
Year ended 3-31-2019	14.06	-8.86	106		1.10	1.30	—	—	21
Year ended 3-31-2018	15.50	0.71	154		1.20	0.32	—	—	33
Year ended 3-31-2017	15.40	18.88	188		1.19	0.33	—	—	64
Year ended 3-31-2016	13.02	-21.99	103		1.16	0.67	—	—	17
Class N Shares
Year ended 3-31-2020	8.21	-40.11	3		1.02	1.81	—	—	44
Year ended 3-31-2019	14.12	-8.71	5		0.93	1.48	—	—	21
Year ended 3-31-2018	15.58	0.91	6		1.04	0.46	—	—	33
Year ended 3-31-2017	15.44	19.01	10		1.02	0.48	—	—	64
Year ended 3-31-2016	13.06	-21.80	11		1.00	0.92	—	—	17
Class R Shares
Year ended 3-31-2020	7.75	-40.53	7		1.76	1.06	—	—	44
Year ended 3-31-2019	13.26	-9.36	15		1.67	0.73	—	—	21
Year ended 3-31-2018	14.63	0.14	21		1.78	-0.26	—	—	33
Year ended 3-31-2017	14.61	18.11	26		1.77	-0.25	—	—	64
Year ended 3-31-2016	12.37	-22.40	24		1.75	0.10	—	—	17
Class Y Shares
Year ended 3-31-2020	8.04	-40.40	8		1.42	1.39	—	—	44
Year ended 3-31-2019	13.79	-9.03	18		1.33	1.09	—	—	21
Year ended 3-31-2018	15.21	0.46	26		1.43	0.09	—	—	33
Year ended 3-31-2017	15.14	18.63	32		1.43	0.08	—	—	64
Year ended 3-31-2016	12.80	-22.19	33		1.40	0.42	—	—	17

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	73

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY SCIENCE AND TECHNOLOGY FUND

	Net Asset Value, Beginning of Period	Net Investment Loss(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2020	$65.00	$(0.38)	$3.45	$3.07	$—	$(8.22)	$(8.22)
Year ended 3-31-2019	65.33	(0.30)	7.42	7.12	—	(7.45)	(7.45)
Year ended 3-31-2018	56.65	(0.36)	13.46	13.10	—	(4.42)	(4.42)
Year ended 3-31-2017	46.35	(0.32)	10.62	10.30	—	—	—
Year ended 3-31-2016	55.95	(0.35)	(7.99)	(8.34)	—	(1.26)	(1.26)
Class B Shares(4)
Year ended 3-31-2020	51.83	(0.77)	2.99	2.22	—	(8.05)	(8.05)
Year ended 3-31-2019	54.08	(0.70)	5.90	5.20	—	(7.45)	(7.45)
Year ended 3-31-2018	47.68	(0.76)	11.33	10.57	—	(4.17)	(4.17)
Year ended 3-31-2017	39.32	(0.59)	8.95	8.36	—	—	—
Year ended 3-31-2016	48.01	(0.63)	(6.80)	(7.43)	—	(1.26)	(1.26)
Class C Shares
Year ended 3-31-2020	54.26	(0.76)	3.07	2.31	—	(8.05)	(8.05)
Year ended 3-31-2019	56.20	(0.67)	6.18	5.51	—	(7.45)	(7.45)
Year ended 3-31-2018	49.39	(0.76)	11.74	10.98	—	(4.17)	(4.17)
Year ended 3-31-2017	40.70	(0.59)	9.28	8.69	—	—	—
Year ended 3-31-2016	49.63	(0.63)	(7.04)	(7.67)	—	(1.26)	(1.26)
Class E Shares
Year ended 3-31-2020	64.37	(0.45)	3.43	2.98	—	(8.17)	(8.17)
Year ended 3-31-2019	64.88	(0.39)	7.33	6.94	—	(7.45)	(7.45)
Year ended 3-31-2018	56.28	(0.44)	13.43	12.99	—	(4.39)	(4.39)
Year ended 3-31-2017	46.08	(0.33)	10.53	10.20	—	—	—
Year ended 3-31-2016	55.70	(0.42)	(7.94)	(8.36)	—	(1.26)	(1.26)
Class I Shares
Year ended 3-31-2020	72.51	(0.27)	3.71	3.44	—	(8.30)	(8.30)
Year ended 3-31-2019	71.85	(0.17)	8.28	8.11	—	(7.45)	(7.45)
Year ended 3-31-2018	61.88	(0.26)	14.77	14.51	—	(4.54)	(4.54)
Year ended 3-31-2017	50.49	(0.19)	11.58	11.39	—	—	—
Year ended 3-31-2016	60.64	(0.22)	(8.67)	(8.89)	—	(1.26)	(1.26)
Class N Shares
Year ended 3-31-2020	73.03	(0.15)	3.75	3.60	—	(8.39)	(8.39)
Year ended 3-31-2019	72.20	(0.04)	8.32	8.28	—	(7.45)	(7.45)
Year ended 3-31-2018	62.13	(0.17)	14.85	14.68	—	(4.61)	(4.61)
Year ended 3-31-2017	50.62	(0.10)	11.61	11.51	—	—	—
Year ended 3-31-2016	60.70	(0.12)	(8.70)	(8.82)	—	(1.26)	(1.26)
Class R Shares
Year ended 3-31-2020	62.89	(0.63)	3.37	2.74	—	(8.05)	(8.05)
Year ended 3-31-2019	63.68	(0.52)	7.18	6.66	—	(7.45)	(7.45)
Year ended 3-31-2018	55.38	(0.61)	13.18	12.57	—	(4.27)	(4.27)
Year ended 3-31-2017	45.45	(0.46)	10.39	9.93	—	—	—
Year ended 3-31-2016	55.05	(0.49)	(7.85)	(8.34)	—	(1.26)	(1.26)
Class Y Shares
Year ended 3-31-2020	69.01	(0.40)	3.60	3.20	—	(8.21)	(8.21)
Year ended 3-31-2019	68.90	(0.31)	7.87	7.56	—	(7.45)	(7.45)
Year ended 3-31-2018	59.54	(0.43)	14.21	13.78	—	(4.42)	(4.42)
Year ended 3-31-2017	48.70	(0.31)	11.15	10.84	—	—	—
Year ended 3-31-2016	58.68	(0.34)	(8.38)	(8.72)	—	(1.26)	(1.26)

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	Expense ratio based on the period excluding reorganization expenses was 2.03%.

(6)	Expense ratio based on the period excluding reorganization expenses was 1.30%.

(7)	Expense ratio based on the period excluding reorganization expenses was 1.22%.

74	ANNUAL REPORT	2020

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Loss to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Loss to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2020	$59.85	2.98%	$3,626	1.18%		-0.54%	—%	—%	23%
Year ended 3-31-2019	65.00	12.63	3,956	1.20		-0.45	—	—	14
Year ended 3-31-2018	65.33	23.34	4,018	1.22		-0.56	—	—	22
Year ended 3-31-2017	56.65	22.22	1,026	1.30		-0.66	—	—	16
Year ended 3-31-2016	46.35	-15.10	1,790	1.28		-0.69	—	—	24
Class B Shares(4)
Year ended 3-31-2020	46.00	2.09	22	2.03		-1.39	2.05	-1.41	23
Year ended 3-31-2019	51.83	11.70	37	2.05	(5)	-1.29	2.06	-1.30	14
Year ended 3-31-2018	54.08	22.36	48	2.03		-1.42	—	—	22
Year ended 3-31-2017	47.68	21.26	48	2.06		-1.41	—	—	16
Year ended 3-31-2016	39.32	-15.71	52	2.02		-1.42	—	—	24
Class C Shares
Year ended 3-31-2020	48.52	2.17	407	1.95		-1.31	—	—	23
Year ended 3-31-2019	54.26	11.79	532	1.94		-1.18	—	—	14
Year ended 3-31-2018	56.20	22.44	608	1.98		-1.38	—	—	22
Year ended 3-31-2017	49.39	21.35	683	2.00		-1.35	—	—	16
Year ended 3-31-2016	40.70	-15.68	833	1.97		-1.37	—	—	24
Class E Shares
Year ended 3-31-2020	59.18	2.85	36	1.28		-0.65	1.36	-0.73	23
Year ended 3-31-2019	64.37	12.46	36	1.35	(6)	-0.60	1.45	-0.70	14
Year ended 3-31-2018	64.88	23.28	32	1.30		-0.69	1.46	-0.85	22
Year ended 3-31-2017	56.28	22.13	25	1.33		-0.67	1.58	-0.92	16
Year ended 3-31-2016	46.08	-15.21	21	1.41		-0.82	1.54	-0.95	24
Class I Shares
Year ended 3-31-2020	67.65	3.17	1,938	0.98		-0.34	—	—	23
Year ended 3-31-2019	72.51	12.88	2,203	0.98		-0.23	—	—	14
Year ended 3-31-2018	71.85	23.63	2,235	1.00		-0.37	—	—	22
Year ended 3-31-2017	61.88	22.56	1,327	1.00		-0.35	—	—	16
Year ended 3-31-2016	50.49	-14.84	1,364	0.97		-0.39	—	—	24
Class N Shares
Year ended 3-31-2020	68.24	3.34	96	0.83		-0.20	—	—	23
Year ended 3-31-2019	73.03	13.07	101	0.82		-0.05	—	—	14
Year ended 3-31-2018	72.20	23.82	73	0.85		-0.24	—	—	22
Year ended 3-31-2017	62.13	22.74	93	0.85		-0.18	—	—	16
Year ended 3-31-2016	50.62	-14.71	65	0.83		-0.22	—	—	24
Class R Shares
Year ended 3-31-2020	57.58	2.57	110	1.57		-0.93	—	—	23
Year ended 3-31-2019	62.89	12.23	127	1.56		-0.81	—	—	14
Year ended 3-31-2018	63.68	22.91	129	1.58		-0.98	—	—	22
Year ended 3-31-2017	55.38	21.85	108	1.59		-0.94	—	—	16
Year ended 3-31-2016	45.45	-15.35	110	1.57		-0.98	—	—	24
Class Y Shares
Year ended 3-31-2020	64.00	2.98	340	1.18		-0.54	1.22	-0.58	23
Year ended 3-31-2019	69.01	12.64	442	1.20		-0.44	1.21	-0.45	14
Year ended 3-31-2018	68.90	23.33	554	1.24	(7)	-0.64	—	—	22
Year ended 3-31-2017	59.54	22.26	644	1.24		-0.59	—	—	16
Year ended 3-31-2016	48.70	-15.04	754	1.22		-0.63	—	—	24

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	75

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY SECURIAN REAL ESTATE SECURITIES FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2020	$24.45	$0.30	$(3.61)	$(3.31)	$(0.32)	$(1.99)	$(2.31)
Year ended 3-31-2019	22.41	0.30	3.35	3.65	(0.33)	(1.28)	(1.61)
Year ended 3-31-2018	25.94	0.39	(0.82)	(0.43)	(0.18)	(2.92)	(3.10)
Year ended 3-31-2017	28.60	0.24	(0.26)	(0.02)	(0.35)	(2.29)	(2.64)
Year ended 3-31-2016	29.38	0.33	0.52	0.85	(0.29)	(1.34)	(1.63)
Class B Shares(4)
Year ended 3-31-2020	23.45	0.07	(3.45)	(3.38)	(0.11)	(1.99)	(2.10)
Year ended 3-31-2019	21.54	0.08	3.19	3.27	(0.08)	(1.28)	(1.36)
Year ended 3-31-2018	25.11	0.14	(0.79)	(0.65)	—	(2.92)	(2.92)
Year ended 3-31-2017	27.80	(0.03)	(0.23)	(0.26)	(0.14)	(2.29)	(2.43)
Year ended 3-31-2016	28.58	0.11	0.48	0.59	(0.03)	(1.34)	(1.37)
Class C Shares
Year ended 3-31-2020	23.86	0.12	(3.52)	(3.40)	(0.15)	(1.99)	(2.14)
Year ended 3-31-2019	21.90	0.17	3.21	3.38	(0.14)	(1.28)	(1.42)
Year ended 3-31-2018	25.45	0.23	(0.84)	(0.61)	(0.02)	(2.92)	(2.94)
Year ended 3-31-2017	28.15	(0.01)	(0.21)	(0.22)	(0.19)	(2.29)	(2.48)
Year ended 3-31-2016	28.92	0.13	0.52	0.65	(0.08)	(1.34)	(1.42)
Class E Shares
Year ended 3-31-2020	24.45	0.31	(3.60)	(3.29)	(0.33)	(1.99)	(2.32)
Year ended 3-31-2019	22.41	0.29	3.36	3.65	(0.33)	(1.28)	(1.61)
Year ended 3-31-2018	25.94	0.34	(0.77)	(0.43)	(0.18)	(2.92)	(3.10)
Year ended 3-31-2017	28.60	0.12	(0.15)	(0.03)	(0.34)	(2.29)	(2.63)
Year ended 3-31-2016	29.37	0.30	0.54	0.84	(0.27)	(1.34)	(1.61)
Class I Shares
Year ended 3-31-2020	24.63	0.38	(3.62)	(3.24)	(0.41)	(1.99)	(2.40)
Year ended 3-31-2019	22.57	0.39	3.36	3.75	(0.41)	(1.28)	(1.69)
Year ended 3-31-2018	26.11	0.41	(0.74)	(0.33)	(0.29)	(2.92)	(3.21)
Year ended 3-31-2017	28.75	0.13	(0.05)	0.08	(0.43)	(2.29)	(2.72)
Year ended 3-31-2016	29.53	0.44	0.54	0.98	(0.42)	(1.34)	(1.76)
Class N Shares
Year ended 3-31-2020	24.66	0.43	(3.64)	(3.21)	(0.44)	(1.99)	(2.43)
Year ended 3-31-2019	22.59	0.57	3.23	3.80	(0.45)	(1.28)	(1.73)
Year ended 3-31-2018	26.15	0.63	(0.92)	(0.29)	(0.35)	(2.92)	(3.27)
Year ended 3-31-2017	28.78	0.29	(0.16)	0.13	(0.47)	(2.29)	(2.76)
Year ended 3-31-2016	29.56	0.50	0.52	1.02	(0.46)	(1.34)	(1.80)
Class R Shares
Year ended 3-31-2020	24.42	0.27	(3.62)	(3.35)	(0.27)	(1.99)	(2.26)
Year ended 3-31-2019	22.39	0.25	3.34	3.59	(0.28)	(1.28)	(1.56)
Year ended 3-31-2018	25.92	0.36	(0.85)	(0.49)	(0.12)	(2.92)	(3.04)
Year ended 3-31-2017	28.59	0.09	(0.17)	(0.08)	(0.30)	(2.29)	(2.59)
Year ended 3-31-2016	29.37	0.31	0.49	0.80	(0.24)	(1.34)	(1.58)
Class Y Shares
Year ended 3-31-2020	24.48	0.33	(3.60)	(3.27)	(0.36)	(1.99)	(2.35)
Year ended 3-31-2019	22.44	0.34	3.34	3.68	(0.36)	(1.28)	(1.64)
Year ended 3-31-2018	25.97	0.40	(0.79)	(0.39)	(0.22)	(2.92)	(3.14)
Year ended 3-31-2017	28.62	0.24	(0.21)	0.03	(0.39)	(2.29)	(2.68)
Year ended 3-31-2016	29.40	0.40	0.51	0.91	(0.35)	(1.34)	(1.69)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

76	ANNUAL REPORT	2020

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2020	$18.83	-15.35%	$122		1.43%	1.21%	1.53%	1.11%	59%
Year ended 3-31-2019	24.45	16.83	173		1.44	1.29	1.54	1.19	69
Year ended 3-31-2018	22.41	-2.58	189		1.42	1.51	1.52	1.41	68
Year ended 3-31-2017	25.94	0.02	261		1.43	0.87	1.53	0.77	77
Year ended 3-31-2016	28.60	3.41	507		1.47	1.22	1.57	1.12	66
Class B Shares(4)
Year ended 3-31-2020	17.97	-16.16	1		2.42	0.30	2.52	0.20	59
Year ended 3-31-2019	23.45	15.61	2		2.44	0.38	2.54	0.28	69
Year ended 3-31-2018	21.54	-3.48	2		2.39	0.57	2.49	0.47	68
Year ended 3-31-2017	25.11	-0.88	3		2.34	-0.10	2.44	-0.20	77
Year ended 3-31-2016	27.80	2.48	5		2.37	0.41	2.47	0.31	66
Class C Shares
Year ended 3-31-2020	18.32	-15.99	3		2.25	0.50	2.35	0.40	59
Year ended 3-31-2019	23.86	15.90	6		2.19	0.74	2.29	0.64	69
Year ended 3-31-2018	21.90	-3.26	8		2.19	0.93	2.29	0.83	68
Year ended 3-31-2017	25.45	-0.72	15		2.16	-0.02	2.26	-0.12	77
Year ended 3-31-2016	28.15	2.67	19		2.18	0.48	2.28	0.38	66
Class E Shares
Year ended 3-31-2020	18.84	-15.26	3		1.37	1.24	1.75	0.86	59
Year ended 3-31-2019	24.45	16.80	3		1.42	1.24	1.79	0.87	69
Year ended 3-31-2018	22.41	-2.54	3		1.43	1.34	1.79	0.98	68
Year ended 3-31-2017	25.94	—	4		1.45	0.44	1.79	0.10	77
Year ended 3-31-2016	28.60	3.36	4		1.52	1.11	1.87	0.76	66
Class I Shares
Year ended 3-31-2020	18.99	-15.01	121		1.08	1.54	1.18	1.44	59
Year ended 3-31-2019	24.63	17.22	160		1.07	1.65	1.17	1.55	69
Year ended 3-31-2018	22.57	-2.17	173		1.06	1.60	1.16	1.50	68
Year ended 3-31-2017	26.11	0.39	208		1.05	0.45	1.15	0.35	77
Year ended 3-31-2016	28.75	3.86	13		1.03	1.58	1.13	1.48	66
Class N Shares
Year ended 3-31-2020	19.02	-14.86	—	*	0.94	1.70	1.04	1.60	59
Year ended 3-31-2019	24.66	17.42	1		0.91	2.40	1.01	2.30	69
Year ended 3-31-2018	22.59	-2.04	1		0.89	2.38	0.99	2.28	68
Year ended 3-31-2017	26.15	0.56	3		0.87	1.04	0.97	0.94	77
Year ended 3-31-2016	28.78	4.02	3		0.87	1.83	0.97	1.73	66
Class R Shares
Year ended 3-31-2020	18.81	-15.51	—	*	1.69	1.07	1.79	0.97	59
Year ended 3-31-2019	24.42	16.57	1		1.64	1.05	1.74	0.95	69
Year ended 3-31-2018	22.39	-2.79	1		1.66	1.40	1.76	1.30	68
Year ended 3-31-2017	25.92	-0.18	2		1.64	0.33	1.74	0.23	77
Year ended 3-31-2016	28.59	3.21	2		1.65	1.13	1.75	1.03	66
Class Y Shares
Year ended 3-31-2020	18.86	-15.21	63		1.29	1.35	1.39	1.25	59
Year ended 3-31-2019	24.48	16.99	90		1.28	1.45	1.38	1.35	69
Year ended 3-31-2018	22.44	-2.42	98		1.27	1.57	1.37	1.47	68
Year ended 3-31-2017	25.97	0.19	129		1.26	0.86	1.36	0.76	77
Year ended 3-31-2016	28.62	3.62	152		1.26	1.46	1.36	1.36	66

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	77

NOTES TO FINANCIAL STATEMENTS	IVY FUNDS

MARCH 31, 2020

1.	ORGANIZATION

Ivy Funds, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ivy Asset Strategy Fund, Ivy Balanced Fund, Ivy Energy Fund, Ivy LaSalle Global Real Estate Fund, Ivy Natural Resources Fund, Ivy Science and Technology Fund and Ivy Securian Real Estate Securities Fund (each, a “Fund”) are seven series of the Trust and are the only series of the Trust included in these financial statements. The investment objective(s), policies and risk factors of each Fund are described more fully in the Funds’ Prospectus and Statement of Additional Information (“SAI”). Each Fund’s investment manager is Ivy Investment Management Company (“IICO” or the “Manager”).

Each Fund offers Class A, Class B, Class C, Class I, Class N, Class Y, and Class R shares. The Funds’ Class B shares are not available for purchase by new and existing investors. Class B shares will continue to be available for dividend reinvestment and exchanges from Class B shares of another fund within Ivy Funds. Certain Funds may also offer Class E shares. Class E shares are closed for all investments in the Ivy Balanced Fund and Ivy Energy Fund. Class A and Class E shares are sold at their offering price, which is normally net asset value (“NAV”) plus a front-end sales charge. For Class A shares, a 1% contingent deferred sales charge (“CDSC”) is only imposed on shares purchased at NAV for $1 million or more that are subsequently redeemed within 12 months of purchase. Class B and Class C shares are sold without a front-end sales charge, but may be subject to a CDSC. Class I, Class N, Class R and Class Y shares are sold without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Net investment income, net assets and NAV per share may differ due to each class having its own expenses, such as transfer agent and shareholder servicing fees, directly attributable to that class. Class A, B, C, E, R and Y have a distribution and service plan. Class I shares and Class N shares are not included in the plan. With certain exceptions described in the Prospectus, Class B shares will automatically convert to Class A shares 96 months after the date of purchase. With certain exceptions described in the Prospectus, Class C shares will automatically convert to Class A shares 120 months after the date of purchase.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund.

Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. All or a portion of the distributions received from a real estate investment trust or publicly traded partnership may be designated as a reduction of cost of the related investment or realized gain.

Foreign Currency Translation. Each Fund’s accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily, using foreign exchange rates obtained from an independent pricing service approved by the Board of Trustees of the Trust (the “Board”). Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. Each Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments. Foreign exchange rates are typically valued as of the close of the New York Stock Exchange (“NYSE”), normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Income Taxes. It is the policy of each Fund to distribute all of its taxable income and capital gains to its shareholders and to otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, each Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, no provision has been made for Federal income taxes. The Funds file income tax returns in U.S. federal and applicable state jurisdictions. The Funds’ tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax returns. Management of the Trust periodically reviews all tax positions to assess whether it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As of the date of these financial statements, management believes that no liability for unrecognized tax positions is required.

78	ANNUAL REPORT	2020

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded by each Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). If the total dividends and distributions made in any tax year exceed net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a return of capital for tax purposes.

Segregation and Collateralization. In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”), the Dodd Frank Wall Street Reform and Consumer Protection Act, or the interpretive rules and regulations of the U.S. Commodities Futures Trading Commission require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, financial futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps), the Fund will segregate collateral or designate on its books and records, cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Certain countries require that cash reserves be held while investing in companies incorporated in that country. These cash reserves and cash collateral that has been pledged to cover obligations of the Funds under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as “Restricted cash”. Securities collateral pledged for the same purpose, if any, is noted on the Schedule of Investments.

Concentration of Market and Credit Risk. In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded on the Funds’ Statement of Assets and Liabilities, less any collateral held by the Funds.

Certain Funds may hold high-yield or non-investment-grade bonds, that may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Funds may acquire securities in default and are not obligated to dispose of securities whose issuers subsequently default.

Certain Funds may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected on the Statement of Assets and Liabilities.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

The London Interbank Offered Rate “LIBOR” is an indicative measure of the average interest rate at which major global banks could borrow from one another. LIBOR is quoted in multiple currencies and multiple time frames using data reported by private-sector banks. LIBOR is used extensively in the United States and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds and loans, floating rate mortgages, asset-backed securities, consumer loans, and interest rate swaps and other derivatives.

It is expected that a number of private-sector banks currently reporting information used to set LIBOR will stop doing so after 2021 when their current reporting commitment ends, which could either cause LIBOR to stop publication immediately or cause LIBOR’s regulator to determine that its quality has degraded to the degree that it is no longer representative of its underlying market.

Management believes that, with respect to any significant investments by the Funds in instruments linked to LIBOR, the impact on investments and discontinuation of LIBOR may represent a significant risk.

2020	ANNUAL REPORT	79

However, management acknowledges that the anticipated transition away from LIBOR will occur after 2021 and certain of the current investments will mature prior to that time. Furthermore, the ways in which LIBOR’s discontinuation potentially could impact the Funds’ investments is not fully known. The extent of that impact may vary depending on various factors, which include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new successor reference rates and/or fallbacks for both legacy and new instruments.

In addition, the transition to a successor rate could potentially cause (i) increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, (ii) a reduction in the value of certain instruments held by a Fund, or (iii) reduced effectiveness of related Fund transactions, such as hedging.

As the impacts of the transition become clearer during the next year, Management will be evaluating the impacts of these changes.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Inflation-Indexed Bonds. Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Interest Only Obligations. These securities entitle the owner to receive only the interest portion from a bond, Treasury note or pool of mortgages. These securities are generally created by a third party separating a bond or pool of mortgages into distinct interest-only and principal-only securities. As the principal (par) amount of a bond or pool of mortgages is paid down, the amount of interest income earned by the owner will decline as well.

Loans. Certain Funds may invest in loans, the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates, the debtor of which may be a domestic or foreign corporation, partnership or other entity (“Borrower”). Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, the LIBOR or certificates of deposit rates. Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Loans are exempt from registration under the Securities Act of 1933, as amended, may contain certain restrictions on resale, and cannot be sold publicly. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

When a Fund purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender. When a Fund purchases a participation of a loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in loans includes the right to receive payments of principal, interest and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a Fund generally has no direct right to enforce compliance with the terms of the loan agreement. As a result, the Fund assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the Fund and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and interest.

Payment In-Kind Securities. Certain Funds may invest in payment in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in cash or in additional debt securities. Those additional

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debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

Securities on a When-Issued or Delayed Delivery Basis. Certain Funds may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by a Fund on a when-issued basis normally take place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of a Fund’s NAV to the extent the Fund executes such transactions while remaining substantially fully invested. When a Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield IICO, or the Fund’s investment subadviser, as applicable, consider advantageous. The Fund maintains internally designated assets with a value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued or delayed delivery basis prior to settlement of the original purchase.

Custodian Fees. “Custodian fees” on the Statement of Operations may include interest expense incurred by a Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. A Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by that Fund. The “Earnings credit” line item, if shown, represents earnings on cash balances maintained by that Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Indemnification. The Trust’s organizational documents provide current and former Trustees and Officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Trust. In the normal course of business, the Trust may also enter into contracts that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown and is dependent on future claims that may be made against the Trust. The risk of material loss from such claims is considered remote.

Basis of Preparation. Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The accompanying financial statements were prepared in accordance with U.S. GAAP, including but not limited to ASC 946. U.S. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Subsequent Events. Management has performed a review for subsequent events through the date this report was issued.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Each Fund’s investments are reported at fair value. Fair value is defined as the price that each Fund would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date. Each Fund calculates the NAV of its shares as of the close of the NYSE, normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

For purposes of calculating the NAV, the portfolio securities and financial instruments are valued on each business day using pricing and valuation methods as adopted by the Board. Where market quotes are readily available, fair value is generally determined on the basis of the last reported sales price, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Prices for fixed-income securities are typically based on quotes that are obtained from an independent pricing service approved by the Board. To determine values of fixed-income securities, the independent pricing service utilizes such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities that cannot be valued by the independent pricing service may be valued using quotes obtained from dealers that make markets in the securities.

Short-term securities with maturities of 60 days or less are valued based on quotes that are obtained from an independent pricing service approved by the Board as described in the preceding paragraph above.

Because many foreign markets close before the NYSE, events may occur between the close of the foreign market and the close of the NYSE that could have a material impact on the valuation of foreign securities. Waddell & Reed Services Company (“WRSCO”), pursuant to procedures adopted by the Board, evaluates the impact of these events and may adjust

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the valuation of foreign securities to reflect the fair value as of the close of the NYSE. In addition, all securities for which values are not readily available or are deemed unreliable are appraised at fair value as determined in good faith under the supervision of the Board.

Where market quotes are not readily available, portfolio securities or financial instruments are valued at fair value, as determined in good faith by the Board or Valuation Committee pursuant to procedures approved by the Board.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE close, that materially affect the values of a Fund’s securities or financial instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available.

The Board has delegated to WRSCO the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial instruments and for determining whether the value of the applicable securities or financial instruments should be re-evaluated in light of such significant events. IICO, pursuant to authority delegated by the Board, has established a Valuation Committee to administer and oversee the valuation process, including the use of third party pricing vendors.

The Board has adopted methods for valuing securities and financial instruments in circumstances where market quotes are not readily available. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to procedures established by the Board, with reference to other securities or indices. In the event that the security or financial instrument cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or financial instrument will be determined in good faith by the Valuation Committee in accordance with the procedures adopted by the Board.

When a Fund uses these fair valuation methods applied by WRSCO that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Board or persons acting at its direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. The prices used by a Fund may differ from the value that will ultimately be realized at the time the securities are sold.

WRSCO is responsible for monitoring the implementation of the pricing and valuation policies through a series of activities to provide reasonable comfort of the accuracy of prices including: 1) periodic vendor due diligence meetings to review methodologies, new developments, and process at vendors, 2) daily and monthly multi-source pricing comparisons reviewed and submitted to the Valuation Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by management and the Valuation Committee.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized as follows:

•	Level 1 – Observable inputs such as quoted prices, available in active markets, for identical assets or liabilities.

•

Level 2 – Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at its direction that are used in determining the fair value of investments.

A description of the valuation techniques applied to the Funds’ major classes of assets and liabilities measured at fair value on a recurring basis follows:

Asset-Backed Securities and Mortgage-Backed Securities. The fair value of asset-backed securities and mortgage-backed securities are estimated using recently executed transactions and based on models that consider the estimated cash flows of

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each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, and otherwise they would be categorized as Level 3.

Bullion. The fair value of bullion is at the last settlement price at the end of each day on the board of trade or exchange upon which they are traded and are categorized in Level 1 of the fair value hierarchy.

Corporate Bonds. The fair value of corporate bonds, as obtained from an independent pricing service, is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3 of the fair value hierarchy.

Derivative Instruments. Forward foreign currency contracts are valued based upon the closing prices of the forward currency rates determined at the close of the NYSE, which values are provided by an independent pricing service. Swaps derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. Swaps are valued by an independent pricing service unless the price is unavailable, in which case they are valued at the price provided by a dealer in that security. Exchange-traded futures contracts are generally valued at the settlement price. Listed options are ordinarily valued at the mean of the last bid and ask price for a comparable listed option provided by an independent pricing service unless the price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer. Over-the-counter (“OTC”) options are ordinarily valued at the mean of the last bid and ask price for a comparable listed option provided by an independent pricing service unless such a price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward foreign currency contracts, swap agreements, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case with interest rate swap and option contracts. OTC derivative products valued using pricing models with significant observable inputs are categorized within Level 2 of the fair value hierarchy.

Equity Securities. Equity securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. OTC equity securities and listed securities for which no price is readily available are valued at the average of the last bid and ask prices.

Mutual funds, including investment funds, typically are valued at the NAV reported as of the valuation date.

Securities that are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded and to the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, for which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intra-day trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds, and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Loans. Loans are valued using a price or composite price from one or more brokers or dealers as obtained from an independent pricing service. The fair value of loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Loans are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable in which case they would be categorized as Level 3.

Municipal Bonds. Municipal bonds are fair valued based on pricing models used by and obtained from an independent pricing service that take into account, among other factors, information received from market makers and broker-dealers,

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current trades, bid-wants lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Restricted Securities. Restricted securities that are deemed to be Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy to the extent that significant inputs to valuation are unobservable, because they trade infrequently, if at all and, therefore, the inputs are unobservable. Restricted securities that are valued at a discount to similar publicly traded securities may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety; otherwise they may be categorized as Level 3.

U.S. Government and Agency Securities. U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred primarily due to the increased availability of observable market data due to increased market activity or information.

For fair valuations using unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Fund.

Net realized gain (loss) and net unrealized appreciation (depreciation), shown on the reconciliation of Level 3 investments, if applicable, are included on the Statement of Operations in net realized gain (loss) on investments in unaffiliated and/or affiliated securities and in net change in unrealized appreciation (depreciation) on investments in unaffiliated and/or affiliated securities, respectively. Additionally, the net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of March 31, 2020, if applicable, is included on the Statement of Operations in net change in unrealized appreciation (depreciation) on investments in unaffiliated and/or affiliated securities.

4.	DERIVATIVE INSTRUMENTS ($ amounts in thousands unless indicated otherwise)

The following disclosures contain information on why and how the Funds use derivative instruments, the associated risks of investing in derivative instruments, and how derivative instruments affect the Funds’ financial positions and results of operations.

Forward Foreign Currency Contracts. Certain Funds are authorized to enter into forward foreign currency contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Forward contracts are reported on a schedule following the Schedule of Investments. Forward contracts are valued daily based upon the closing prices of the forward currency rates provided by an independent pricing service determined at the close of the NYSE. The resulting unrealized appreciation and depreciation is reported on the Statement of Assets and Liabilities as a receivable or payable and on the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) on the Statement of Operations.

Risks to a Fund related to the use of such contracts include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, a Fund’s maximum loss will consist of the aggregate unrealized gain on appreciated contracts that is not collateralized.

Ivy Natural Resources Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from foreign currencies (foreign currency exchange rate risk).

Option Contracts. Options purchased by a Fund are accounted for in the same manner as portfolio securities. The cost of the underlying instruments acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from instruments sold through the exercise of put options are decreased by the premium paid to purchase the put.

When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current value of the option written. When an option expires on its stipulated expiration date or a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold), and the liability related to

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such option is extinguished. When a written call option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining whether a Fund has realized a gain or loss. When a written put is exercised, the cost basis of the instruments purchased by a Fund is reduced by the amount of the premium received.

Investments in options, whether purchased or written, involve certain risks. Writing put options and purchasing call options may increase a Fund’s exposure to the underlying instrument. With written options, there may be times when a Fund will be required to purchase or sell instruments to meet its obligation under the option contract where the required action is not beneficial to the Fund, due to unfavorable movement of the market price of the underlying instrument.

Option contracts can be traded on a regulated exchange or traded OTC. Unlike the trades on a regulated exchange where the clearinghouse guarantees the performances of both the buyer and the seller, to the extent a Fund enters into OTC option transactions with counterparties, the Fund will be exposed to the risk that counterparties to these OTC transactions will be unable to meet their obligations under the terms of the transaction.

Ivy Asset Strategy Fund and Ivy Science and Technology Fund purchase and write call and put options to increase or decrease hedging exposure to underlying instruments (which include credit risk, equity risk, foreign currency exchange rate risk, event risk and/or interest rate risk), increase exposure to various equity markets or certain sectors, gain exposure to or facilitate trading in certain securities and/or, in the case of options written, to generate returns from options premiums.

Swap Agreements. Certain Funds are authorized to invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”). If the OTC swap entered is one of the swaps identified by a relevant regulator as a swap that is required to be cleared, then it will be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”).

Swaps are marked to market daily and changes in value are recorded as unrealized appreciation (depreciation) on the Statement of Operations. Payments received or made by the Fund are recorded as realized gain or loss on the Statement of Operations. Any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, if any, on the Statement of Assets and Liabilities and amortized over the term of the swap. An early termination payment received or made at an early termination or a final payment made at the maturity of the swap is recorded as realized gain or loss on the Statement of Operations.

After a centrally cleared swap is accepted for clearing, a Fund may be required to deposit initial margin with a Clearing Member in the form of cash or securities. Securities deposited as initial margin, if any, are designated on the Schedule of Investments. Cash deposited as initial margin is identified on the Schedule of Investments and is recorded as restricted cash on the Statement of Assets and Liabilities.

Total return swaps involve a commitment of one party to pay periodic interest payments in exchange for a market-linked return based on a security or a basket of securities including a variety of securities or representing a particular index. To the extent the total return of the security, a basket of securities, or an index exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Ivy Asset Strategy Fund enters into total return swaps to hedge exposure to a security or market.

The creditworthiness of the counterparty with which a Fund enters into a swap agreement is monitored by IICO. If a counterparty creditworthiness declines, the value of the agreement would likely decline, potentially resulting in losses. If a default occurs by the counterparty to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. The maximum loss a Fund may incur consists of the aggregate unrealized gain on appreciated contracts that is not collateralized due to facts specific to certain situations (i.e., collateral may not have been posted by the counterparty due to the required collateral amount being less than the pre-agreed thresholds. Additionally, regulatory developments called stay resolutions and the ensuing required contractual amendments to the transactional documentation, including derivatives, permit the relevant regulators to preclude parties to a transaction from terminating trades, among other rights it may have in the trade agreements should a counterparty that it regulates experience financial distress. A relevant regulator also has the authority to reduce the value of certain liabilities owed by the counterparty to a Fund and/or convert cash liabilities of a regulated entity into equity holdings. The power given to the relevant regulators includes the ability to amend transactional agreements unilaterally, modify the maturity of eligible liabilities, reduce the amount of interest payable or change the date on which interest becomes payable, among other powers.

To prevent incurring losses due to the counterparty credit risk, IICO actively monitors the creditworthiness of the counterparties with which it has entered financial transactions. IICO consistently and frequently risk manages the credit risk of the counterparties it faces in transactions.

Collateral and rights of offset. A Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes (“CSA”) included with an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement which is the standard contract governing all OTC derivative transactions between the Fund and each of its

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counterparties. Although it is not possible to eliminate credit risk entirely, the CSA allows the Fund and its counterparty to reduce their exposure to the risk of payment default by the other party by holding an amount in collateral equivalent to the realized and unrealized amount of exposure to the counterparty, which is generally held by the Fund’s custodian. An amount of collateral is moved to/from applicable counterparties only if the amount of collateral required to be posted surpasses both the threshold and the minimum transfer amount pre-agreed in the CSA between the Fund and the counterparty. See Note 2 “Segregation and Collateralization” for additional information with respect to collateral practices.

Offsetting of Assets and Liabilities. The following tables present financial instruments that are either (1) offset or (2) subject to an enforceable master netting arrangement or similar agreement as of March 31, 2020:

Assets

				Gross Amounts Not Offset on the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets	Gross Amounts Offset on the Statement of Assets and Liabilities	Net Amounts of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount Receivable
Ivy Asset Strategy Fund
Investments in unaffiliated securities at value*	$240	$—	$240	$(240)	$—	$—	$—
Ivy Natural Resources Fund
Unrealized appreciation on forward foreign currency contracts(1)	$1,606	$—	$1,606	$(41)	$(1,290)	$(188)	$87

*	Purchased options are reported as investments in unaffiliated securities on the Statement of Assets and Liabilities.

(1)

Amounts include forward contracts that have an offset to an open and close contract, but have not settled. These amounts are included on the Statement of Assets and Liabilities line item for Investment securities sold receivable.

Liabilities

				Gross Amounts Not Offset on the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Liabilities	Gross Amounts Offset on the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount Payable
Ivy Asset Strategy Fund
Written options at value	$2,414	$—	$2,414	$(240)	$—	$(480)	$1,694
Ivy Natural Resources Fund
Unrealized depreciation on forward foreign currency contracts(1)	$41	$—	$41	$(41)	$—	$—	$—

(1)

Amounts include forward contracts that have an offset to an open and close contract, but have not settled. These amounts are included on the Statement of Assets and Liabilities line item for Investment securities purchased payable.

Additional Disclosure Related to Derivative Instruments

Fair values of derivative instruments as of March 31, 2020:

		Assets		Liabilities
Fund	Type of Risk Exposure	Statement of Assets & Liabilities Location	Value	Statement of Assets & Liabilities Location	Value
Ivy Asset Strategy Fund	Equity	Investments in unaffiliated securities at value*	$243	Written options at value	$5,725
Ivy Natural Resources Fund	Foreign currency	Unrealized appreciation on forward foreign currency contracts	518		—

*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

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Amount of realized gain (loss) on derivatives recognized on the Statement of Operations for the year ended March 31, 2020:

		Net realized gain (loss) on:
Fund	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Ivy Asset Strategy Fund	Equity	$(724)	$549	$—	$—	$—	$(175)
Ivy Natural Resources Fund	Foreign currency	—	—	—	—	3,692	3,692
Ivy Science and Technology Fund	Equity	11,913	—	—	3,216	—	15,129

*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

Change in unrealized appreciation (depreciation) on derivatives recognized on the Statement of Operations for the year ended March 31, 2020:

		Net change in unrealized appreciation (depreciation) on:
Fund	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Ivy Asset Strategy Fund	Equity	$(897)	$1,401	$—	$(3,942)	$—	$(3,438)
Ivy Natural Resources Fund	Foreign currency	—	—	—	—	287	287

*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

During the year ended March 31, 2020, the average derivative volume was as follows:

Fund	Forward foreign currency contracts(1)	Long futures contracts(2)	Short futures contracts(2)	Swap agreements(3)	Purchased options(2)	Written options(2)
Ivy Asset Strategy Fund	$—	$—	$—	$1,329	$63	$555
Ivy Natural Resources Fund	335	—	—	—	—	—
Ivy Science and Technology Fund	—	—	—	—	2,917	217

(1)	Average absolute value of unrealized appreciation/depreciation during the period.

(2)	Average value outstanding during the period.

(3)	Average notional amount outstanding during the period.

5.	BASIS FOR CONSOLIDATION OF THE IVY ASSET STRATEGY FUND

Ivy ASF II, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Ivy Asset Strategy Fund (referred to as “the Fund” in this subsection). Ivy ASF III (SBP), LLC (the “Company”), a Delaware limited liability company, was incorporated as a wholly owned company acting as an investment vehicle for the Fund. The Subsidiary and the Company act as investment vehicles for the Fund, in order to affect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and SAI.

The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund, its Subsidiary and the Company. The consolidated financial statements include the accounts of the Fund and its Subsidiary and the Company. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and its Subsidiary and the Company comprising the entire issued share capital of the Subsidiary and the Company with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Subsidiary and the Company confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and the Company and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary and the Company.

See the table below for details regarding the structure, incorporation and relationship as of March 31, 2020 of the Subsidiary and the Company to the Fund (amounts in thousands).

Subsidiary/Company	Date of Incorporation	Subscription Agreement	Fund Net Assets	Subsidiary/Company Net Assets	Percentage of Fund Net Assets
Ivy ASF II, Ltd.	1-31-13	4-10-13	$2,193,680	$153,528	7.00%
Ivy ASF III (SBP), LLC	4-9-13	4-23-13	2,193,680	174	0.01%

2020	ANNUAL REPORT	87

6.	INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS ($ amounts in thousands unless indicated otherwise)

Management Fees. IICO serves as each Fund’s investment manager. The management fee is accrued daily by each Fund at the following annual rates as a percentage of average daily net assets:

Fund (M - Millions)	$0 to $500M	$500 to $1,000M	$1,000 to $2,000M	$2,000 to $3,000M	$3,000 to $5,000M	$5,000 to $8,000M	$8,000 to $10,000M	$10,000 to $13,000M	$13,000 to $28,000M	$28,000 to $53,000M	Over $53,000M
Ivy Asset Strategy Fund	0.700%	0.700%	0.650%	0.600%	0.550%	0.550%	0.550%	0.550%	0.550%	0.545%	0.540%
Ivy Balanced Fund	0.700	0.700	0.650	0.600	0.550	0.540	0.540	0.530	0.530	0.530	0.530
Ivy Energy Fund	0.850	0.850	0.830	0.800	0.760	0.750	0.750	0.740	0.740	0.740	0.740
Ivy LaSalle Global Real Estate Fund	0.950	0.950	0.920	0.870	0.840	0.820	0.820	0.800	0.800	0.800	0.800
Ivy Natural Resources Fund	0.850	0.850	0.830	0.800	0.760	0.730	0.730	0.700	0.700	0.700	0.700
Ivy Science and Technology Fund	0.850	0.850	0.830	0.800	0.760	0.760	0.755	0.755	0.750	0.750	0.750
Ivy Securian Real Estate Securities Fund	0.900	0.900	0.870	0.840	0.800	0.760	0.760	0.720	0.720	0.720	0.720

For Funds managed solely by IICO, IICO has voluntarily agreed to waive a Fund’s management fee on any day that the Fund’s net assets are less than $25 million, subject to IICO’s right to change or modify this waiver. See Expense Reimbursements and/or Waivers below for amounts waived during the year ended March 31, 2020.

IICO has entered into Subadvisory Agreements with the following entities on behalf of certain Funds:

Under an agreement between IICO and Securian Asset Management, Inc. (“Securian AM”), Securian AM serves as subadviser to Ivy Securian Real Estate Securities Fund. Under an agreement between IICO and LaSalle Investment Management Securities, LLC (“LaSalle”), LaSalle serves as subadviser to Ivy LaSalle Global Real Estate Fund. Each subadviser makes investment decisions in accordance with the Fund’s investment objectives, policies and restrictions under the supervision of IICO and the oversight of the Board. IICO pays all applicable costs of the subadvisers.

Independent Trustees and Chief Compliance Officer Fees. Fees paid to the Independent Trustees can be paid in cash or deferred to a later date, at the election of the Trustees according to the Deferred Fee Agreement entered into between the Trust and the Trustee(s). Each Fund records its portion of the deferred fees as a liability on the Statement of Assets and Liabilities. All fees paid in cash plus any appreciation (depreciation) in the underlying deferred plan are shown on the Statement of Operations. Additionally, fees paid to the Chief Compliance Officer of the Funds are shown on the Statement of Operations.

Accounting Services Fees. The Trust has an Accounting and Administrative Services Agreement with WRSCO, doing business as WI Services Company (“WISC”). Under the agreement, WISC acts as the agent in providing bookkeeping and accounting services and assistance to the Trust, including maintenance of Fund records, pricing of Fund shares and preparation of certain shareholder reports. For these services, each Fund pays WISC a monthly fee of one-twelfth of the annual fee based on the average net asset levels shown in the following table:

(M - Millions)	$0 to $10M	$10 to $25M	$25 to $50M	$50 to $100M	$100 to $200M	$200 to $350M	$350 to $550M	$550 to $750M	$750 to $1,000M	Over $1,000M
Annual Fee Rate	$0.00	$11.50	$23.10	$35.50	$48.40	$63.20	$82.50	$96.30	$121.60	$148.50

In addition, for each class of shares in excess of one, each Fund pays WISC a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

Each Fund also pays WISC a monthly administrative fee at the annual rate of 0.01%, or one basis point, for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion. This fee is voluntarily waived by WISC until a Fund’s net assets are at least $10 million and is included in “Accounting services fee” on the Statement of Operations.

88	ANNUAL REPORT	2020

Shareholder Servicing. General. Under the Shareholder Servicing Agreement between the Trust and WISC, with respect to Class A, Class B, Class C and Class E shares, for each shareholder account that was in existence at any time during the prior month, each Fund pays a monthly fee that ranges from $1.5042 to $1.6958 per account; however, WISC has agreed to reduce that fee if the number of total shareholder accounts within the Complex (InvestEd Portfolios and Ivy Funds) reaches certain levels. For Class R shares, each Fund pays a monthly fee equal to one-twelfth of 0.25 of 1% of the average daily net assets of the class for the preceding month. For Class I and Class Y shares, each Fund pays a monthly fee equal to one-twelfth of 0.15 of 1% of the average daily net assets of the class for the preceding month. For Class N shares, each Fund pays WISC a monthly fee equal to one-twelfth of 0.01 of 1% of the average daily net assets of the class for the preceding month. Each Fund also reimburses WISC for certain out-of-pocket costs for all classes.

Networked accounts. For certain networked accounts (that is, those accounts whose Fund shares are purchased through certain financial intermediaries), WISC has agreed to reduce its per account fees charged to the Funds to $0.50 per month per shareholder account. Additional fees may be paid by the Funds to those intermediaries. The Fund will reimburse WISC for such costs if the annual rate of the third-party per account charges for a Fund are less than or equal to $12.00 per account or an annual fee of 0.14 of 1% that is based on average daily net assets.

Broker accounts. Certain broker-dealers that maintain shareholder accounts with each Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by WISC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. Each Fund may pay such broker-dealers a per account fee for each open account within the omnibus account (up to $18.00 per account), or a fixed rate fee (up to an annual fee of 0.20 of 1% that is based on average daily net assets), based on the average daily NAV of the omnibus account (or a combination thereof).

Distribution and Service Plan. Class A and Class E Shares. Under a Distribution and Service Plan adopted by the Trust pursuant to Rule 12b–1 under the 1940 Act (the “Distribution and Service Plan”), each Fund may pay a distribution and/or service fee to Ivy Distributors, Inc. (“IDI”) for Class A and Class E shares in an amount not to exceed 0.25% of the Fund’s average annual net assets. The fee is to be paid to compensate IDI for amounts it expends in connection with the distribution of the Class A and Class E shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts of that class.

Class B and Class C Shares. Under the Distribution and Service Plan, each Fund may pay IDI a service fee not to exceed 0.25% and a distribution fee not to exceed 0.75% of the Fund’s average annual net assets for Class B and Class C shares to compensate IDI for its services in connection with the distribution of shares of that class and/or provision of personal services to Class B or Class C shareholders and/or maintenance of shareholder accounts of that class.

Class R Shares. Under the Distribution and Service Plan, each Fund may pay IDI a fee of up to 0.50%, on an annual basis, of the average daily net assets of the Fund’s Class R shares to compensate IDI for, either directly or through third parties, distributing the Class R shares of that Fund, providing personal services to Class R shareholders and/or maintaining Class R shareholder accounts.

Class Y Shares. Under the Distribution and Service Plan, each Fund may pay IDI a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Fund’s Class Y shares to compensate IDI for, either directly or through third parties, distributing the Class Y shares of that Fund, providing personal services to Class Y shareholders and/or maintaining Class Y shareholder accounts.

Sales Charges. As principal underwriter for the Trust’s shares, IDI receives sales commissions (which are not an expense of the Trust) for sales of Class A and Class E shares. A CDSC may be assessed against a shareholder’s redemption amount of Class B, Class C or certain Class A and Class E shares and is paid to IDI. During the year ended March 31, 2020, IDI received the following amounts in sales commissions and CDSCs:

	Gross Sales Commissions	CDSC							Commissions Paid(1)
		Class A		Class B		Class C		Class E
Ivy Asset Strategy Fund	$298	$8		$7		$10		—	$263
Ivy Balanced Fund	877	4		14		8		—	745
Ivy Energy Fund	128	1		—	*	1		—	106
Ivy LaSalle Global Real Estate Fund	12	—		—		—	*	N/A	10
Ivy Natural Resources Fund	102	—	*	—	*	—	*	—	80
Ivy Science and Technology Fund	2,580	3		8		15		—	2,247
Ivy Securian Real Estate Securities Fund	75	—	*	—	*	—	*	—	58

*	Not shown due to rounding.

(1)	IDI reallowed/paid this portion of the sales charge to financial advisors and selling broker-dealers.

Expense Reimbursements and/or Waivers. IICO, the Funds’ investment manager, IDI, the Funds’ distributor, and/or Waddell & Reed Services Company, doing business as WISC, the Funds’ transfer agent, have contractually agreed to

2020	ANNUAL REPORT	89

reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any). Fund and class expense limitations and related waivers/reimbursements for the year ended March 31, 2020 were as follows:

Fund Name	Share Class Name	Type of Expense Limit	Commencement Date	End Date	Expense Limit	Amount of Expense Waiver/ Reimbursement		Expense Reduced
Ivy Asset Strategy Fund	Class E	Contractual	8-1-2008	7-31-2021	0.97%(1)	$89		12b-1 Fees and/or Shareholder Servicing
	Class N	Contractual	7-5-2017	7-31-2020	Not to exceed Class I	$—		N/A
	Class Y	Contractual	8-1-2011	7-31-2020	Not to exceed Class A	$—		N/A
Ivy Balanced Fund	Class N	Contractual	7-5-2017	7-31-2020	Not to exceed Class I	$—		N/A
	Class Y	Contractual	8-1-2011	7-31-2020	Not to exceed Class A	$3		12b-1 Fees and/or Shareholder Servicing
Ivy Energy Fund	Class A	Contractual	10-16-2017	7-31-2021	1.35%(2)	$290		12b-1 Fees and/or Shareholder Servicing
	Class B	Contractual	10-16-2017	7-31-2021	2.22%(3)	$5		12b-1 Fees and/or Shareholder Servicing
	Class C	Contractual	10-16-2017	7-31-2021	2.09%(4)	$36		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	10-16-2017	7-31-2020	0.99%	$207		Shareholder Servicing
	Class N	Contractual	7-5-2017	7-31-2020	Not to exceed Class I	$—	*	Shareholder Servicing
	Class Y	Contractual	8-1-2011	7-31-2020	Not to exceed Class A	$2		12b-1 Fees and/or Shareholder Servicing
Ivy LaSalle Global Real Estate Fund	All Classes	Contractual	1-12-2017	7-31-2020	N/A	$121	(5)	Investment Management Fee
	Class A	Contractual	4-1-2013	7-31-2021	1.48%(6)	$15		12b-1 Fees and/or Shareholder Servicing
	Class B	Contractual	11-5-2018	7-31-2021	2.17%(7)	$—		N/A
	Class I	Contractual	1-12-2017	7-31-2020	1.05%	$162		Shareholder Servicing
	Class N	Contractual	7-5-2017	7-31-2020	1.05%	$6		Shareholder Servicing
	Class N	Contractual	7-5-2017	7-31-2020	Not to exceed Class I	$—		N/A
	Class R	Contractual	11-5-2018	7-31-2020	1.80%	$2		12b-1 Fees and/or Shareholder Servicing
	Class Y	Contractual	4-1-2013	7-31-2020	Not to exceed Class A	$—		N/A
Ivy Natural Resources Fund	Class E	Contractual	8-1-2008	7-31-2021	1.17%(8)	$29		12b-1 Fees and/or Shareholder Servicing
	Class N	Contractual	7-5-2017	7-31-2020	Not to exceed Class I	$—		N/A
	Class Y	Contractual	8-1-2011	7-31-2020	Not to exceed Class A	$—		N/A
Ivy Science and Technology Fund	Class B	Contractual	2-26-2018	7-31-2021	2.01%(9)	$5		12b-1 Fees and/or Shareholder Servicing
	Class E	Contractual	8-1-2008	7-31-2021	1.25%(10)	$29		12b-1 Fees and/or Shareholder Servicing
	Class N	Contractual	7-5-2017	7-31-2020	Not to exceed Class I	$—		N/A
	Class Y	Contractual	8-1-2011	7-31-2020	Not to exceed Class A	$174		12b-1 Fees and/or Shareholder Servicing

90	ANNUAL REPORT	2020

Fund Name	Share Class Name	Type of Expense Limit	Commencement Date	End Date	Expense Limit	Amount of Expense Waiver/ Reimbursement		Expense Reduced
Ivy Securian Real Estate Securities Fund	All Classes	Contractual	12-3-2012	7-31-2020	N/A	$423	(11)	Investment Management Fee
	Class E	Contractual	8-1-2008	7-31-2021	1.31%(12)	$9		12b-1 Fees and/or Shareholder Servicing
	Class N	Contractual	7-5-2017	7-31-2020	Not to exceed Class I	$—		N/A
	Class Y	Contractual	8-1-2011	7-31-2020	Not to exceed Class A	$—		N/A

*	Not shown due to rounding.

(1)	Reflects the lower expense limit which went into effect January 1, 2020. Prior to January 1, 2020, the expense limit in effect was 1.00%.

(2)	Reflects the lower expense limit which went into effect January 1, 2020. Prior to January 1, 2020, the expense limit in effect was 1.41%.

(3)	Reflects the lower expense limit which went into effect January 1, 2020. Prior to January 1, 2020, the expense limit in effect was 2.29%.

(4)	Reflects the lower expense limit which went into effect January 1, 2020. Prior to January 1, 2020, the expense limit in effect was 2.11%.

(5)	Due to Class A, Class B, Class I, Class N, Class R and/or Class Y contractual expense limits, investment management fees were waived for all share classes.

(6)	Reflects the lower expense limit which went into effect January 1, 2020. Prior to January 1, 2020, the expense limit in effect was 1.51%.

(7)	Reflects the lower expense limit which went into effect January 1, 2020. Prior to January 1, 2020, the expense limit in effect was 2.18%.

(8)	Reflects the lower expense limit which went into effect January 1, 2020. Prior to January 1, 2020, the expense limit in effect was 1.27%.

(9)	Reflects the lower expense limit which went into effect January 1, 2020. Prior to January 1, 2020, the expense limit in effect was 2.03%.

(10)	Reflects the lower expense limit which went into effect January 1, 2020. Prior to January 1, 2020, the expense limit in effect was 1.28%. Prior to July 31, 2019, the expense limit in effect was 1.30%.

(11)	The Fund’s investment management fee is being reduced by 0.10% of average daily net assets until July 31, 2020.

(12)	Reflects the lower expense limit which went into effect January 1, 2020. Prior to January 1, 2020, the expense limit in effect was 1.37%. Prior to July 31, 2019, the expense limit in effect was 1.42%.

Any amounts due to the Funds as a reimbursement but not paid as of March 31, 2020 are shown as a receivable from affiliates on the Statement of Assets and Liabilities.

7.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the SEC (“Order”), the Ivy Funds, Ivy Variable Insurance Portfolios and InvestEd Portfolios (collectively, the “Funds” only for purposes of this footnote 7) have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (“Interfund Lending Program”). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (each an “Interfund Loan”), subject to meeting the conditions of the Order. The interest rate to be charged on an Interfund Loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The Funds made no Interfund Loans under the Interfund Lending Program during the year ended March 31, 2020.

8.	AFFILIATED COMPANY TRANSACTIONS (All amounts in thousands)

A summary of the transactions in affiliated companies during the year ended March 31, 2020 follows:

	3-31-19 Share Balance	Gross Additions	Gross Reductions	Realized Gain/(Loss)	Distributions Received	3-31-20 Share Balance	3-31-20 Value		Net Change in Unrealized Appreciation/ (Depreciation)
Ivy Asset Strategy Fund
Media Group Holdings LLC, Series H(1)(2)(3)	640	$—	$—	$—	$—	640	$—	*	$696
Media Group Holdings LLC, Series T(1)(2)(3)	80	—	—	—	—	80	—	*	(13,626)

				$—	$—		$—	*	$(12,930)

2020	ANNUAL REPORT	91

	3-31-19 Share Balance	Gross Additions	Gross Reductions	Realized Gain/(Loss)	Distributions Received	3-31-20 Share Balance	3-31-20 Value		Net Change in Unrealized Depreciation
Ivy Science and Technology Fund
ACI Worldwide, Inc.(1)	10,529	$—	$11,333	$19,504	$—	$9,597	$231,775		$(102,987)
Aspen Technology, Inc.(1)(4)	3,655	—	4,519	66,719	—	N/A	N/A		(354,678)
Cypress Semiconductor Corp.(4)	18,856	—	214,167	206,437	2,937	N/A	N/A		(67,163)
Euronet Worldwide, Inc.(1)(4)	3,015	—	18,985	125,665	—	N/A	N/A		(384,539)
Evogene Ltd.(1)	2,620	—	—	—	—	2,620	3,065		(1,598)
Marrone Bio Innovations, Inc.(1)	23,285	—	—	—	—	23,285	19,022		(16,605)
Marrone Bio Innovations, Inc., expires 12-31-20(2)(5)	3,770	—	—	—	—	3,770	–	*	(1,056)
Marrone Bio Innovations, Inc., expires 8-20-23(2)(5)	3,770	—	—	—	—	3,770	–	*	—
WNS (Holdings) Ltd. ADR(1)	7,018	—	38,270	85,574	—	5,058	217,389		(118,200)

				$503,899	$2,937		471,251		$(1,046,826)

	3-31-19 Principal Balance				Interest Received	3-31-20 Principal Balance			Net Change in Unrealized Depreciation
Marrone Bio Innovations, Inc., 8.000%, 12-31-22(2)	$4,713	$—	$—	$—	$375	$4,713	$4,359		$(312)

*	Not shown due to rounding.

(1)	No dividends were paid during the preceding 12 months.

(2)	Restricted securities.

(3)	Securities whose value was determined using significant unobservable inputs.

(4)	No longer affiliated as of March 31, 2020.

(5)	Non-income producing.

9.	INVESTMENT SECURITIES TRANSACTIONS ($ amounts in thousands)

The cost of purchases and the proceeds from maturities and sales of investment securities (excluding short-term securities) for the year ended March 31, 2020, were as follows:

	Purchases		Sales
	U.S. Government	Other Issuers	U.S. Government	Other Issuers
Ivy Asset Strategy Fund	$40,118	$1,132,985	$24,985	$1,773,881
Ivy Balanced Fund	183,769	866,926	389,706	1,093,465
Ivy Energy Fund	—	58,602	—	122,007
Ivy LaSalle Global Real Estate Fund	—	122,543	—	142,132
Ivy Natural Resources Fund	—	134,262	—	214,880
Ivy Science and Technology Fund	—	1,736,072	—	3,248,176
Ivy Securian Real Estate Securities Fund	—	242,362	—	299,446

10.	LOANS OF PORTFOLIO SECURITIES ($ amounts in thousands)

The Funds may lend their portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, The Bank of New York Mellon (“BNYM”). The borrower pledges and maintains with the Fund collateral consisting of cash or securities issued or guaranteed by the U.S. government. The collateral received by the Fund is required to have a value of at least 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% of the market value for all other securities, except in the case of loans of foreign securities which are denominated and payable in U.S. dollars, in which case the collateral is required to have a value of at least 102% of the market value of the loaned securities. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund and any excess collateral is returned by the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does

92	ANNUAL REPORT	2020

not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in the Dreyfus Institutional Preferred Government Money Market Fund — Institutional Shares or certain other registered money market funds and are disclosed in the Fund’s Schedule of Investments and are reflected in the Statement of Assets and Liabilities as cash collateral on securities loaned at value. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Fund and the Fund does not have the ability to re-hypothecate these securities. The securities on loan for each Fund are also disclosed in its Schedule of Investments. The total value of any securities on loan as of March 31, 2020 and the total value of the related cash collateral are disclosed in the Statement of Assets and Liabilities. Income earned by the Funds from securities lending activity is disclosed in the Statements of Operations.

The following is a summary of each Fund’s securities lending positions and related cash and non-cash collateral received as of March 31, 2020:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Ivy Asset Strategy Fund	$16,448	$6,375	$10,929	$17,304
Ivy Balanced Fund	5,803	—	5,920	5,920
Ivy Energy Fund	618	640	—	640
Ivy LaSalle Global Real Estate Fund	636	514	196	710
Ivy Natural Resources Fund	6,100	4,028	2,201	6,229
Ivy Science and Technology Fund	38,461	19	39,241	39,260

The cash collateral received amounts presented in the table above are transactions accounted for as secured borrowings and have an overnight and continuous maturity. The proceeds from the cash collateral received is invested in registered money market funds.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower indemnity provided by BNYM. BNYM’s indemnity allows for full replacement of securities lent wherein BNYM will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral or to the extent such proceeds are insufficient or the collateral is unavailable, BNYM will purchase the unreturned loan securities at BNYM’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

2020	ANNUAL REPORT	93

11.	CAPITAL SHARE TRANSACTIONS (All amounts in thousands)

The Trust has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class of each Fund. Transactions in shares of beneficial interest were as follows:

	Ivy Asset Strategy Fund				Ivy Balanced Fund
	Year ended 3-31-20		Year ended 3-31-19		Year ended 3-31-20		Year ended 3-31-19
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	12,065	$257,063	10,853	$245,088	6,306	$152,002	5,852	$142,824
Class B	10	196	41	800	37	870	84	1,952
Class C	558	11,087	1,303	25,838	835	19,804	1,086	25,545
Class E	146	3,125	132	2,928	—	—	—	—
Class I	4,965	105,500	6,309	145,591	4,598	110,426	6,238	153,310
Class N	281	6,073	170	3,897	197	4,642	353	8,553
Class R	182	3,827	313	6,756	95	2,296	103	2,481
Class Y	323	6,827	960	22,198	96	2,333	209	5,151
Shares issued in connection with merger:
Class A	N/A	N/A	8,453	169,700	N/A	N/A	N/A	N/A
Class B	N/A	N/A	101	1,882	N/A	N/A	N/A	N/A
Class C	N/A	N/A	1,240	23,351	N/A	N/A	N/A	N/A
Class E	N/A	N/A	153	3,079	N/A	N/A	N/A	N/A
Class I	N/A	N/A	14,981	305,053	N/A	N/A	N/A	N/A
Class N	N/A	N/A	30	611	N/A	N/A	N/A	N/A
Class R	N/A	N/A	14	272	N/A	N/A	N/A	N/A
Class Y	N/A	N/A	45	901	N/A	N/A	N/A	N/A
Shares issued in reinvestment of distributions to shareholders:
Class A	3,448	73,372	9,636	193,398	3,846	92,744	5,562	125,022
Class B	74	1,474	507	9,411	66	1,579	164	3,621
Class C	1,030	20,569	5,793	108,483	786	18,874	1,520	33,716
Class E	99	2,113	284	5,728	1	17	1	21
Class I	1,939	41,827	4,701	95,878	2,577	62,075	4,013	90,322
Class N	26	554	29	602	50	1,204	56	1,253
Class R	85	1,785	319	6,308	34	809	46	1,037
Class Y	327	6,973	1,241	24,983	51	1,222	100	2,252
Shares redeemed:
Class A	(16,726)	(353,266)	(19,037)	(420,880)	(11,056)	(264,025)	(12,710)	(311,171)
Class B	(1,407)	(27,733)	(1,999)	(41,791)	(901)	(21,418)	(881)	(21,205)
Class C	(16,066)	(319,791)	(19,268)	(406,592)	(5,272)	(125,282)	(6,663)	(161,294)
Class E	(328)	(7,009)	(313)	(7,000)	—	—	—	—
Class I	(12,227)	(260,711)	(13,033)	(285,530)	(11,361)	(270,342)	(15,353)	(377,604)
Class N	(111)	(2,432)	(94)	(2,036)	(564)	(13,811)	(146)	(3,601)
Class R	(805)	(16,526)	(752)	(16,510)	(145)	(3,434)	(133)	(3,251)
Class Y	(2,304)	(49,384)	(2,227)	(50,123)	(480)	(11,593)	(665)	(16,593)
Net increase (decrease)	(24,416)	$(494,487)	10,885	$172,274	(10,204)	$(239,008)	(11,164)	$(297,659)

94	ANNUAL REPORT	2020

	Ivy Energy Fund				Ivy LaSalle Global Real Estate Fund
	Year ended 3-31-20		Year ended 3-31-19		Year ended 3-31-20		Year ended 3-31-19
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	3,962	$20,572	2,421	$27,347	168	$1,857	199	$2,146
Class B	— *	2	5	57	—	—	— *	— *
Class C	313	1,835	326	3,279	11	125	8	83
Class E	—	—	—	—	N/A	N/A	N/A	N/A
Class I	8,062	51,861	7,218	83,147	2,086	20,831	3,306	35,568
Class N	358	2,762	335	3,861	444	4,134	559	6,049
Class R	1,312	7,630	681	7,443	15	165	11	117
Class Y	1,031	7,411	1,057	12,245	— *	5	6	68
Shares issued in connection with merger:
Class A	N/A	N/A	N/A	N/A	N/A	N/A	1,196	12,042
Class B	N/A	N/A	N/A	N/A	N/A	N/A	54	537
Class C	N/A	N/A	N/A	N/A	N/A	N/A	326	3,269
Class E	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I	N/A	N/A	N/A	N/A	N/A	N/A	4,671	47,098
Class N	N/A	N/A	N/A	N/A	N/A	N/A	33	332
Class R	N/A	N/A	N/A	N/A	N/A	N/A	468	4,707
Class Y	N/A	N/A	N/A	N/A	N/A	N/A	456	4,641
Shares issued in reinvestment of distributions to shareholders:
Class A	—	—	—	—	84	904	48	493
Class B	—	—	—	—	— *	4	— *	1
Class C	—	—	—	—	6	64	3	28
Class E	—	—	—	—	N/A	N/A	N/A	N/A
Class I	—	—	—	—	436	4,709	181	1,860
Class N	—	—	—	—	159	1,716	138	1,425
Class R	—	—	—	—	12	126	3	25
Class Y	—	—	—	—	6	65	1	12
Shares redeemed:
Class A	(5,730)	(43,905)	(6,507)	(72,432)	(684)	(7,371)	(469)	(4,930)
Class B	(69)	(471)	(87)	(864)	(3)	(33)	(1)	(8)
Class C	(1,369)	(9,698)	(1,662)	(16,774)	(50)	(535)	(29)	(299)
Class E	—	—	—	—	N/A	N/A	N/A	N/A
Class I	(8,834)	(71,780)	(13,192)	(154,950)	(2,955)	(32,295)	(2,995)	(31,472)
Class N	(478)	(3,472)	(189)	(2,246)	(619)	(6,777)	(926)	(9,904)
Class R	(1,046)	(7,611)	(617)	(6,897)	(110)	(1,211)	(24)	(253)
Class Y	(2,195)	(17,163)	(2,397)	(28,138)	(6)	(65)	(55)	(581)
Net increase (decrease)	(4,683)	$(62,027)	(12,608)	$(144,922)	(1,000)	$(13,582)	7,168	$73,054

*	Not shown due to rounding.

2020	ANNUAL REPORT	95

	Ivy Natural Resources Fund				Ivy Science and Technology Fund
	Year ended 3-31-20		Year ended 3-31-19		Year ended 3-31-20		Year ended 3-31-19
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	1,088	$13,285	1,549	$22,209	4,172	$290,983	3,906	$257,677
Class B	1	5	2	25	7	372	26	1,378
Class C	73	736	103	1,174	595	33,851	680	37,146
Class E	34	361	30	447	73	5,081	60	3,920
Class I	1,686	19,216	1,610	23,971	4,903	382,559	6,443	475,340
Class N	133	1,605	127	1,878	617	48,714	1,103	81,372
Class R	264	2,930	188	2,646	513	34,222	451	29,347
Class Y	371	4,501	178	2,588	1,335	99,324	1,345	94,959
Shares issued in reinvestment of distributions to shareholders:
Class A	236	2,947	—	—	6,276	435,659	7,045	397,365
Class B	—	—	—	—	70	3,730	105	4,758
Class C	10	105	—	—	1,037	58,501	1,307	61,673
Class E	6	78	1	17	65	4,463	66	3,711
Class I	171	2,214	43	572	2,753	215,949	3,182	200,115
Class N	10	131	3	34	133	10,491	132	8,335
Class R	16	201	—	—	210	14,011	241	13,161
Class Y	24	305	4	47	556	41,256	759	45,444
Shares redeemed:
Class A	(4,598)	(55,638)	(4,867)	(69,693)	(10,727)	(747,034)	(11,607)	(767,937)
Class B	(91)	(929)	(122)	(1,480)	(309)	(16,970)	(317)	(16,912)
Class C	(1,168)	(11,863)	(1,457)	(17,206)	(3,044)	(175,492)	(3,001)	(166,985)
Class E	(72)	(924)	(57)	(845)	(89)	(6,192)	(58)	(3,792)
Class I	(2,828)	(35,279)	(3,962)	(59,112)	(9,409)	(731,417)	(10,336)	(747,602)
Class N	(136)	(1,785)	(194)	(2,879)	(730)	(56,325)	(856)	(61,946)
Class R	(426)	(4,951)	(481)	(6,735)	(825)	(55,218)	(706)	(45,227)
Class Y	(776)	(9,628)	(527)	(7,850)	(2,979)	(219,881)	(3,725)	(258,085)
Net decrease	(5,972)	$(72,377)	(7,829)	$(110,192)	(4,797)	$(329,363)	(3,755)	$(352,785)

96	ANNUAL REPORT	2020

	Ivy Securian Real Estate Securities Fund
	Year ended 3-31-20		Year ended 3-31-19
	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	460	$11,367	451	$10,593
Class B	— *	7	1	25
Class C	20	491	19	428
Class E	15	338	13	294
Class I	1,299	31,977	1,712	40,580
Class N	15	363	8	176
Class R	6	159	12	269
Class Y	213	5,382	153	3,562
Shares issued in reinvestment of distributions to shareholders:
Class A	610	14,298	488	11,166
Class B	5	104	4	89
Class C	15	334	15	339
Class E	12	280	9	215
Class I	576	13,616	464	10,708
Class N	2	57	2	44
Class R	2	47	2	41
Class Y	336	7,884	271	6,215
Shares redeemed:
Class A	(1,676)	(40,779)	(2,311)	(54,122)
Class B	(22)	(522)	(38)	(858)
Class C	(107)	(2,561)	(151)	(3,487)
Class E	(33)	(801)	(24)	(565)
Class I	(2,033)	(49,449)	(3,309)	(78,360)
Class N	(16)	(401)	(12)	(278)
Class R	(25)	(613)	(9)	(206)
Class Y	(886)	(21,088)	(1,133)	(26,664)
Net decrease	(1,212)	$(29,510)	(3,363)	$(79,796)

*	Not shown due to rounding.

12.	FEDERAL INCOME TAX MATTERS ($ amounts in thousands)

For Federal income tax purposes, cost of investments owned at March 31, 2020 and the related unrealized appreciation (depreciation) were as follows:

Fund	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Unrealized Appreciation (Depreciation)
Ivy Asset Strategy Fund	$3,498,625	$272,786	$1,569,114	$(1,296,328)
Ivy Balanced Fund	2,084,246	180,527	214,982	(34,455)
Ivy Energy Fund	202,648	1,072	90,805	(89,733)
Ivy LaSalle Global Real Estate Fund	125,156	4,123	25,399	(21,276)
Ivy Natural Resources Fund	282,406	11,834	111,072	(99,238)
Ivy Science and Technology Fund	3,449,082	3,274,748	149,513	3,125,235
Ivy Securian Real Estate Securities Fund	270,227	69,674	26,623	43,051

2020	ANNUAL REPORT	97

For Federal income tax purposes, the Funds’ undistributed earnings and profit for the year ended March 31, 2020 and the post-October and late-year ordinary activity were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Tax Return of Capital	Post- October Capital Losses Deferred	Late- Year Ordinary Losses Deferred
Ivy Asset Strategy Fund	$10,859	$28,334	$—	$—	$—
Ivy Balanced Fund	—	68,409	—	—	—
Ivy Energy Fund	2,308	—	—	—	—
Ivy LaSalle Global Real Estate Fund	—	—	—	734	112
Ivy Natural Resources Fund	—	—	—	—	237
Ivy Science and Technology Fund	—	540,655	—	64,283	11,340
Ivy Securian Real Estate Securities Fund	1,097	—	—	1,441	—

Internal Revenue Code regulations permit each Fund to elect to defer into its next fiscal year capital losses and certain specified ordinary items incurred between each November 1 and the end of its fiscal year. Each Fund is also permitted to defer into its next fiscal certain ordinary losses that generated between each January 1 and the end of its fiscal year.

The tax character of dividends and distributions paid during the two fiscal years ended March 31, 2020 and 2019 were as follows:

	March 31, 2020		March 31, 2019
Fund	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains
Ivy Asset Strategy Fund	$54,824	$104,834	$55,786	$426,876
Ivy Balanced Fund	31,277	156,112	44,588	227,972
Ivy Energy Fund	—	—	—	—
Ivy LaSalle Global Real Estate Fund	6,056	2,484	2,976	1,203
Ivy Natural Resources Fund	6,264	—	685	—
Ivy Science and Technology Fund	16,927	813,408	—	786,451
Ivy Securian Real Estate Securities Fund	6,326	31,798	7,565	22,758

(1)	Includes short-term capital gains, if any.

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Accumulated capital losses represent net capital loss carryovers as of March 31, 2020 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of March 31, 2020, the capital loss carryovers were as follows:

Fund	Short- Term Capital Loss Carryover	Long- Term Capital Loss Carryover
Ivy Asset Strategy Fund	$19,474	$—
Ivy Balanced Fund	—	—
Ivy Energy Fund	109,423	161,165
Ivy LaSalle Global Real Estate Fund	—	—
Ivy Natural Resources Fund	302,013	373,189
Ivy Science and Technology Fund	—	—
Ivy Securian Real Estate Securities Fund	—	—

Waddell & Reed Advisors Energy Fund was merged into Ivy Energy Fund as of October 16, 2017. At the time of the merger, Waddell & Reed Advisors Energy Fund had capital loss carryovers available to offset future gains of the Ivy Energy Fund. These carryovers are annually limited to $3,780 plus any unused limitations from prior years and any built in gains realized.

Ivy Global Income Allocation Fund was merged into Ivy Asset Strategy Fund as of November 5, 2018. At the time of the merger, Ivy Global Income Allocation Fund had capital loss carryovers available to offset future gains of the Ivy Asset Strategy Fund. These carryovers are annually limited to $12,268 plus any unused limitations from prior years.

98	ANNUAL REPORT	2020

Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences are due to differing treatments for items such as deferral of wash sales, post-October losses, late-year ordinary losses, foreign currency transactions, net operating losses, income from passive foreign investment companies (PFICs), investments held within the wholly-owned subsidiary and companies and partnership transactions. At March 31, 2020, the following reclassifications were made:

Fund	Accumulated Earnings Gain (Loss)	Paid-In Capital
Ivy Asset Strategy Fund	$3	$(3)
Ivy Balanced Fund	(22,470)	22,470
Ivy Energy Fund	2	(2)
Ivy LaSalle Global Real Estate Fund	—	—
Ivy Natural Resources Fund	37	(37)
Ivy Science and Technology Fund	(146,712)	146,712
Ivy Securian Real Estate Securities Fund	(3,101)	3,101

2020	ANNUAL REPORT	99

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	IVY FUNDS

To the Shareholders and Board of Trustees of Ivy Funds:

Opinion	on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Ivy Asset Strategy Fund, Ivy Balanced Fund, Ivy Energy Fund, Ivy LaSalle Global Real Estate Fund, Ivy Natural Resources Fund, Ivy Science and Technology Fund, and Ivy Securian Real Estate Securities Fund, each a series of Ivy Funds (the “Funds”), including the schedules of investments, as of March 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of March 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis	for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Kansas City, Missouri

May 18, 2020

We have served as the auditor of one or more Waddell & Reed investment companies since 1997.

100	ANNUAL REPORT	2020

INCOME TAX INFORMATION	IVY FUNDS

(UNAUDITED)

The Funds hereby designate the following amounts of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations or as qualified dividend income for individuals for the tax period ended March 31, 2020:

	Dividends Received Deduction for Corporations	Qualified Dividend Income for Individuals
Ivy Asset Strategy Fund	$12,063,118	$30,818,089
Ivy Balanced Fund	30,766,965	30,887,700
Ivy Energy Fund	—	—
Ivy LaSalle Global Real Estate Fund	—	—
Ivy Natural Resources Fund	6,263,755	6,263,755
Ivy Science and Technology Fund	16,927,612	16,927,612
Ivy Securian Real Estate Securities Fund	—	—

Individuals may claim a deduction up to 20% of their combined qualified real estate investment trust (REIT) dividends. For the period ended March 31, 2020, Ivy LaSalle Global Real Estate Security Fund had $1,764,814 that qualifies as qualified REIT dividends. Ivy Securian Real Estate Securities Fund had $5,592,158 which includes an estimate for the amount already distributed in 2020 that qualifies as qualified REIT dividends.

The Funds hereby designate the following amounts as distributions of long-term capital gains:

Ivy Asset Strategy Fund	$104,833,449
Ivy Balanced Fund	178,588,271
Ivy Energy Fund	—
Ivy LaSalle Global Real Estate Fund	2,484,205	(1)
Ivy Natural Resources Fund	—
Ivy Science and Technology Fund	896,575,710
Ivy Securian Real Estate Securities Fund	32,991,971	(2)

(1)	Of this amount 127,432 is Unrecaptured Section 1250 Gain.

(2)	Of this amount 576,597 is Unrecaptured Section 1250 Gain.

The funds utilized the following earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction:

Fund
Ivy Asset Strategy Fund	$—
Ivy Balanced Fund	22,476,000
Ivy Energy Fund	—
Ivy LaSalle Global Real Estate Fund	—
Ivy Natural Resources Fund	—
Ivy Science and Technology Fund	83,168,000
Ivy Securian Real Estate Securities Fund	1,193,926

Shareholders are advised to consult with their tax advisors concerning the tax treatment of dividends and distributions from all the Funds.

The tax status of dividends paid and the pass-through of foreign taxes paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

2020	ANNUAL REPORT	101

BOARD OF TRUSTEES AND OFFICERS	IVY FUNDS

(UNAUDITED)

Each of the individuals listed below serves as a trustee for the Trust (45 portfolios), and for the rest of the funds within the Fund Complex, which also includes, in addition to the Trust, InvestEd Portfolios (“InvestEd”) (6 portfolios), the Ivy High Income Opportunities Fund (a closed-end fund) (“IVH”) and Ivy Variable Insurance Portfolios (“Ivy VIP”) (28 Portfolios).

Board members who are not “interested persons” of the Trust as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”) constitute at least 75% of the Board.

Joseph Harroz, Jr. serves as Independent Chairman of the Trust’s Board and of the Board of Trustees of the other funds in the Fund Complex. Subject to the Trustee Emeritus and Retirement Policy, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

The Statement of Additional Information (“SAI”) for the Trust includes additional information about the Trust’s Trustees. The SAI is available without charge, upon request by calling 1.888.923.3355. It is also available on the Ivy Investments website, www.ivyinvestments.com.

Independent Trustees

The following table provides information regarding each Independent Trustee.

Name, Address and Year of Birth	Position Held With the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 1947	Trustee	2017	Emeritus Dean and Professor of Law, Washburn University School of Law (1973 to present).	80	Director, Kansas Legal Services for Prisoners, Inc. (non-profit community service); Director, U.S. Alliance Corporation and wholly-owned subsidiaries: U.S. Alliance Life and Security Company-Montana and Dakota Capital Life Insurance Company (Insurance) (2009 to present); Director, Kansas Appleseed, Inc. (non-profit community service) (2007 to present); Trustee, Waddell & Reed Advisors Funds (WRA Funds) (1997-2018); Trustee, Ivy NextShares (2017-2019); Trustee, Ivy VIP (1997 to present) (28 portfolios overseen); Trustee, InvestEd (2001 to present) (6 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2017 to present) (1 portfolio overseen).

102	ANNUAL REPORT	2020

Name, Address and Year of Birth	Position Held With the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
H. Jeffrey Dobbs 6300 Lamar Avenue Overland Park, KS 66202 1955	Trustee	2019	Global Sector Chairman, Industrial Manufacturing, KPMG LLP (2010-2015).	80	Director, Valparaiso University (2012 to present); Director, TechAccel LLC (2015 to present) (Tech R&D); Board Member, Kansas City Repertory Theatre (2015 to present); Board Member, PatientsVoices, Inc. (technology) (2018 to present); Board Member, Kansas City Campus for Animal Care (2018 to present); Director, National Association of Manufacturers (2010-2015); Director, The Children’s Center (2003-2015); Director, Metropolitan Affairs Coalition (2003-2015); Director, Michigan Roundtable for Diversity and Inclusion (2003-2015); Trustee, Ivy NextShares (2019); Trustee, Ivy VIP (2019 to present) (28 portfolios overseen); Trustee, InvestEd (2019 to present) (6 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2019 to present) (1 portfolio overseen).
James D. Gressett 6300 Lamar Avenue Overland Park, KS 66202 1950	Trustee	2002	Chief Executive Officer (CEO) of CalPac Pizza LLC (2011 to present); CEO of CalPac Pizza II LLC (2012 to present); CEO of PacPizza LLC (Pizza Hut franchise) (2000 to present); Member/CEO, Southern Pac Pizza LLC (2013 to present); Partner, Century Bridge Partners (real estate investments) (2007 to present); Manager, Hartley Ranch Angus Beef, LLC (2013 to present); President, Penn Capital Corp. (1995 to present); Partner, Penn Capital Partners (1999 to present); Partner, 1788 Chicken, LLC (Food Franchise) (2016 to present).	80	Member/Secretary, The Metochoi Group LLC (1999 to present); Member/Chairman, Idea Homes LLC (homebuilding and development) (2013 to present); Trustee, WRA Funds (2017-2018); Trustee, Ivy NextShares (2016-2019); Trustee, Ivy VIP (2017 to present) (28 portfolios overseen); Trustee, InvestEd (2017 to present) (6 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen).

2020	ANNUAL REPORT	103

Name, Address and Year of Birth	Position Held With the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee Independent Chairman	1998 2006	Interim President (2019 to present), Vice President (2010-2019) and Dean (2010-2019), College of Law, University of Oklahoma; Managing Member, Harroz Investments, LLC, (commercial enterprises) (1998 to present).	80	Director and Shareholder, Valliance Bank (2007 to present); Director, Foundation Healthcare (formerly Graymark HealthCare) (2008-2017); Trustee, The Mewbourne Family Support Organization (2006 to present) (non-profit); Independent Director, LSQ Manager, Inc. (real estate) (2007-2016); Director, Oklahoma Foundation for Excellence (non-profit) (2008 to present); Independent Chairman and Trustee, WRA Funds (Independent Chairman: 2015-2018; Trustee: 1998-2018); Independent Chairman and Trustee, Ivy NextShares (2016-2019); Independent Chairman and Trustee, Ivy VIP (Independent Chairman: 2015 to present; Trustee: 1998 to present) (28 portfolios overseen); Independent Chairman and Trustee, InvestEd (Independent Chairman: 2015 to present; Trustee: 2001 to present) (6 portfolios overseen); Independent Chairman and Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen).
Glendon E. Johnson, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1951	Trustee	2002	Of Counsel, Lee & Smith, PC (law firm, emphasis on finance, securities, mergers and acquisitions law) (1996-2019); Owner and Manager, Castle Valley Ranches, LLC (ranching) and Castle Valley Outdoors, LLC (outdoor recreation) (1995 to present); Formerly, Partner, Kelly, Drye & Warren LLP (law firm) (1989-1996); Partner, Lane & Edson PC (law firm) (1987-1989).	80	Director, Thomas Foundation for Cancer Research (non-profit) (2005 to present); Director, Warriors Afield Legacy Foundation (non-profit) (2014 to present); Trustee, WRA Funds (2017-2018); Trustee, Ivy NextShares (2016-2019); Trustee, Ivy VIP (2017 to present) (28 portfolios overseen); Trustee, InvestEd (2017 to present) (6 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen).

104	ANNUAL REPORT	2020

Name, Address and Year of Birth	Position Held With the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
Sandra A.J. Lawrence 6300 Lamar Avenue Overland Park, KS 66202 1957	Trustee	2019	Retired, formerly, Chief Administrative Officer, Children’s Mercy Hospitals and Clinics (2016-2019); CFO, Children’s Mercy Hospitals and Clinics (2005-2016).	80	Director, Hall Family Foundation (1993 to present); Director, Westar Energy (2004-2018); Trustee, Nelson-Atkins Museum of Art (non-profit) (2007 to present); Director, Turn the Page KC (non-profit) (2012-2016); Director, Kansas Metropolitan Business and Healthcare Coalition (non-profit) (2017-2019); Director, National Association of Corporate Directors (non-profit) (2017 to present); Director, American Shared Hospital Services (2017 to present); Director, Evergy, Inc., Kansas City Power & Light Company, KCP&L Greater Missouri Operations Company, Westar Energy, Inc. and Kansas Gas and Electric Company (related utility companies) (2018 to present); Director, Stowers (research) (2018); Trustee, Ivy NextShares (2019); Trustee, Ivy VIP (2019 to present) (28 portfolios overseen); Trustee, InvestEd (2019 to present) (6 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2019 to present) (1 portfolio overseen).
Frank J. Ross, Jr. Polsinelli PC 900 West 48th Place Suite 900 Kansas City, MO 64112 1953	Trustee	2017	Shareholder/Director, Polsinelli PC (law firm) (1980 to present).	80	Trustee, WRA Funds (1996-2018); Trustee, Ivy NextShares (2017-2019); Trustee, Ivy VIP (1996 to present) (28 portfolios overseen); Trustee, InvestEd (2001 to present) (6 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2017 to present) (1 portfolio overseen).

2020	ANNUAL REPORT	105

Name, Address and Year of Birth	Position Held With the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
Michael G. Smith 6300 Lamar Avenue Overland Park, KS 66202 1944	Trustee	2002	Retired; formerly, with Merrill Lynch as Managing Director of Global Investor Client Strategy (1996-1998), Head of Regional Institutional Sales (1995-1996) and of U.S. Central Region (1986-1995, 1999).	80	Director, Executive Board, Cox Business School, Southern Methodist University (1998-2019); Lead Director, Northwestern Mutual Funds (2003-2017) (29 portfolios overseen); Director, CTMG, Inc. (clinical testing) (2008-2015); Trustee, WRA Funds (2017-2018); Trustee, Ivy NextShares (2016-2019); Trustee, Ivy VIP (2017 to present) (28 portfolios overseen); Trustee, InvestEd (2017 to present) (6 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen).
Edward M. Tighe 6300 Lamar Avenue Overland Park, KS 66202 1942	Trustee	1999	Retired; formerly, CEO and Director of Asgard Holdings, LLC (computer network and security services) (2002-2004); President, Citco Technology Management (1995-2000); CEO, Global Mutual Fund Services (1993-2000); Sr. Vice President, Templeton Global Investors (1988-1992).	80	Trustee, Hansberger Institutional Funds (2000-2007); Director, The Research Coast Principium Foundation, Inc. (non-profit) (2012-2015); Trustee, WRA Funds (2017-2018); Trustee, Ivy NextShares (2016-2019); Trustee, Ivy VIP (2017 to present) (28 portfolios overseen); Trustee, InvestEd (2017 to present) (6 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen).

106	ANNUAL REPORT	2020

Interested Trustees

Messrs. Herrmann and Sanders are “interested” by virtue of their current or former engagement as an officer of Waddell & Reed Financial, Inc. (“WDR”) or its wholly owned subsidiaries, including each Fund’s investment manager, Ivy Investment Management Company (“IICO”), each Fund’s principal underwriter, Ivy Distributors, Inc. (“IDI”), and each Fund’s shareholder servicing and accounting services agent, Waddell & Reed Services Company, doing business as WI Services Company (“WISC”), as well as by virtue of their personal ownership in shares of WDR.

Name, Address And Year of Birth	Position(s) Held With The Trust	Trustee/Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds In Fund Complex Overseen	Other Directorships Held
Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 1942	Trustee	1998	Retired, Non-Executive Chairman of the Board, WDR (2016-2018); Formerly Chairman, WDR (2010-2018); CEO, WDR (2005-2016); President, CEO and Chairman, IICO (2002-2016); President, CEO and Chairman, Waddell & Reed Investment Management Company (WRIMCO) (1993-2016); President of each of the funds in the Fund Complex (2001-2016).	80	Director, WDR, (1998 to present); Director, IICO (2002-2016); Director, WRIMCO (1991-2016); Director, WISC (2001-2016); Director, W&R Capital Management Group, Inc. (2008-2016); Director, Waddell & Reed (1993-2016); Director, Blue Cross Blue Shield of Kansas City (2007-2017); Trustee, WRA Funds (1998-2018); Trustee, Ivy NextShares (2016-2019); Trustee, Ivy VIP (1998 to present) (28 portfolios overseen); Trustee, InvestEd (2001 to present) (6 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen).
Philip J. Sanders 6300 Lamar Avenue Overland Park, KS 66202 1959	Trustee	2019	CEO, WDR (2016 to present); President, CEO and Chairman, IICO (2016 to present); President, CEO and Chairman, WRIMCO (2016-2018); CIO, WDR (2011-2019); CIO, IICO (2010-2019); CIO, WRIMCO (2010-2018); President of each of the funds in the Fund Complex (2016 to present).	80	Trustee, Ivy NextShares (2019); Trustee, Ivy VIP (2019 to present) (28 portfolios overseen); Trustee, InvestEd (2019 to present) (6 portfolios overseen);Trustee, Ivy High Income Opportunities Fund, (2019 to present) (1 portfolio overseen).

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The Trust’s principal officers are:

Name, Address and Year of Birth	Position(s) Held With the Trust and Fund Complex	Officer of Trust Since	Officer of Fund Complex Since*	Principal Occupation(s) During Past 5 Years
Jennifer K. Dulski 6300 Lamar Avenue Overland Park, KS 66202 1980	Secretary	2017	2017	Secretary for each of the funds in the Fund Complex (2017 to present); Senior Vice President and Associate General Counsel of Waddell & Reed, IICO and IDI (2018 to present).

2020	ANNUAL REPORT	107

Name, Address and Year of Birth	Position(s) Held With the Trust and Fund Complex	Officer of Trust Since	Officer of Fund Complex Since*	Principal Occupation(s) During Past 5 Years
Joseph W. Kauten 6300 Lamar Avenue Overland Park, KS 66202 1969	Vice President Treasurer Principal Financial Officer	2008 2008 2008	2006 2006 2007	Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President and Treasurer of each of the funds in the Fund Complex (2006 to present); Principal Accounting Officer of each of the funds in the Fund Complex (2006-2017); Assistant Treasurer of each of the funds in the Fund Complex (2003-2006); Vice President of Waddell & Reed Services Company (“WRSCO”) (2007 to present).
Philip J. Sanders** 1959	President	2016	2016	CEO of WDR (2016 to present); President, CEO and Chairman of IICO (2016 to present) and WRIMCO (2016-2018); President of each of the funds in the Fund Complex (2016 to present); CIO of WDR (2011-2019); CIO of IICO (2010-2019) and WRIMCO (2010-2018).
Scott J. Schneider 6300 Lamar Avenue Overland Park, KS 66202 1968	Vice President Chief Compliance Officer	2008 2008	2006 2004	Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex; Vice President of IICO (2006 to present) and WRIMCO (2006-2018).
Philip A. Shipp 6300 Lamar Avenue Overland Park, KS 66202 1969	Assistant Secretary	2012	2012	Assistant Secretary of each of the funds in the Fund Complex (2012 to present); Vice President of Waddell & Reed and IDI (2010 to present).

* This is the date when the officer first became an officer of one or more of the funds that are the predecessors to current funds within Ivy Funds (each, a predecessor fund) (if applicable).

** Mr. Sanders was Vice President of the Trust since 2006, and of the other Trusts within the Fund Complex, until his appointment as President in 2016.

108	ANNUAL REPORT	2020

ANNUAL PRIVACY NOTICE	IVY FUNDS

(UNAUDITED)

The following privacy notice is issued by Ivy Funds (the “Funds”), Ivy Investment Management Company (“IICO”) and Ivy Distributors, Inc. (“IDI”).

Information Collected

We collect nonpublic personal information about you from your account application and other forms that you may deliver to us, and from your transactions with us and our affiliates. This is information that regulators consider necessary for the proper servicing of your account. In order to affect your transactions and service your account properly, we may disclose all of the information that we collect, as described above, to firms that assist us in servicing your account, such as our transfer agent.

Confidentiality of Information Collected

All records containing your nonpublic personal information are kept at our various service providers. These entities include IICO, IDI and our transfer agent and administrative services provider. We require these affiliates, and any non-affiliated service providers, to protect the confidentiality of your information and to use the information only for the purposes for which disclosure to them is made. The Funds, IICO, IDI and other service providers restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you and maintain physical, electronic, and procedural safeguards that comply with federal standards to maintain the security of your nonpublic personal information.

Disclosure of Information in Limited Circumstances

We do not disclose nonpublic personal information about present or former customers to nonaffiliated third parties, except as permitted or required by law. In connection with servicing your account, your nonpublic personal information may be shared among the entities named in this notice, their affiliates, and non-affiliates, including a transfer agent or other service companies. We will adhere to the policies and practices above for both current and former customers.

2020	ANNUAL REPORT	109

PROXY VOTING INFORMATION	IVY FUNDS

(UNAUDITED)

Proxy Voting Guidelines

A description of the policies and procedures Ivy Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.923.3355 and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through the Ivy Investments’ website at www.ivyinvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION	IVY FUNDS

Portfolio holdings can be found on the Trust’s website at www.ivyinvestments.com. Alternatively, a complete schedule of portfolio holdings of each Fund for the first and third quarters of each fiscal year is filed with the SEC and can be found on the Trust’s Form N-Q and/or Form NPORT-EX. These holdings may be viewed in the following ways:

•	On the SEC’s website at www.sec.gov.

•	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

HOUSEHOLDING NOTICE	IVY FUNDS

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Trust) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Call us at 888.923.3355.

Write to us at the following address: WI Services Company, P.O. Box 219722, Kansas City, Missouri 64121.9722.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

TO ALL TRADITIONAL IRA PLANHOLDERS:	IVY FUNDS

As required by law, we are hereby providing notice to you that income tax may be withheld automatically from any distribution or withdrawal from a traditional IRA. A Fund is generally required to withhold taxes unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W–4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

110	ANNUAL REPORT	2020

THE IVY FUNDS FAMILY

Domestic Equity Funds

Ivy Accumulative Fund

Ivy Core Equity Fund

Ivy Large Cap Growth Fund

Ivy Mid Cap Growth Fund

Ivy Mid Cap Income Opportunities Fund

Ivy Small Cap Core Fund

Ivy Small Cap Growth Fund

Ivy Value Fund

Global/International Funds

Ivy Emerging Markets Equity Fund

Ivy Global Equity Income Fund

Ivy Global Growth Fund

Ivy International Small Cap Fund

Ivy International Core Equity Fund

Ivy Managed International Opportunities Fund

Ivy Pictet Emerging Markets Local Currency Debt Fund

Ivy Pzena International Value Fund

Index Funds

Ivy ProShares Interest Rate Hedged High Yield Index

Fund

Ivy ProShares MSCI ACWI Index Fund

Ivy ProShares Russell 2000 Dividend Growers Index

Fund

Ivy ProShares S&P 500 Bond Index Fund

Ivy ProShares S&P 500 Dividend Aristocrats Index Fund

Specialty Funds

Ivy Apollo Multi-Asset Income Fund

Ivy Asset Strategy Fund

Ivy Balanced Fund

Ivy Energy Fund

Ivy LaSalle Global Real Estate Fund

Ivy Natural Resources Fund

Ivy Science and Technology Fund

Ivy Securian Real Estate Securities Fund

Ivy Wilshire Global Allocation Fund

Fixed Income Funds

Ivy Apollo Strategic Income Fund

Ivy California Municipal High Income Fund

Ivy Corporate Bond Fund

Ivy Crossover Credit Fund

Ivy Global Bond Fund

Ivy Government Securities Fund

Ivy High Income Fund

Ivy Limited-Term Bond Fund

Ivy Municipal Bond Fund

Ivy Municipal High Income Fund

Ivy Pictet Targeted Return Bond Fund

Ivy PineBridge High Yield Fund

Ivy Securian Core Bond Fund

Money Market Funds

Ivy Cash Management Fund

Ivy Government Money Market Fund

1.888.923.3355

Visit us online at www.ivyinvestments.com

The Ivy Funds are managed by Ivy Investment Management Company and distributed by its subsidiary, Ivy Distributors, Inc.

Before investing, investors should consider carefully the investment objectives, risks, charges and expenses of a mutual fund. This and other important information is contained in the prospectus and summary prospectus, which may be obtained at www.ivyinvestments.com or from a financial advisor. Read it carefully before investing.

2020	ANNUAL REPORT	111

ANN-IVYSPEC (3-20)

Annual Report MARCH 31, 2020

Ticker
	Class A	Class B	Class C	Class E	Class I	Class N	Class R	Class T	Class Y
IVY FUNDS

Ivy Core Equity Fund	WCEAX	WCEBX	WTRCX	ICFEX	ICIEX	ICEQX	IYCEX		WCEYX

Ivy Emerging Markets Equity Fund	IPOAX	IPOBX	IPOCX	IPOEX	IPOIX	IMEGX	IYPCX	IPOTX	IPOYX

Ivy Global Bond Fund	IVSAX	IVSBX	IVSCX		IVSIX	IVBDX	IYGOX		IVSYX

Ivy Global Equity Income Fund	IBIAX	IBIBX	IBICX	IBIEX	IBIIX	IICNX	IYGEX		IBIYX

Ivy Global Growth Fund	IVINX	IVIBX	IVNCX	IIGEX	IGIIX	ITGRX	IYIGX		IVIYX

Ivy Government Money Market Fund	WRAXX	WRBXX	WRCXX	IVEXX		WRNXX

Ivy High Income Fund	WHIAX	WHIBX	WRHIX	IVHEX	IVHIX	IHIFX	IYHIX	WHITX	WHIYX

Ivy International Core Equity Fund	IVIAX	IIFBX	IVIFX	IICEX	ICEIX	IINCX	IYITX	IICTX	IVVYX

Ivy Large Cap Growth Fund	WLGAX	WLGBX	WLGCX	ILCEX	IYGIX	ILGRX	WLGRX		WLGYX

Ivy Limited-Term Bond Fund	WLTAX	WLTBX	WLBCX	IVLEX	ILTIX	ILMDX	IYLTX		WLTYX

Ivy Managed International Opportunities Fund	IVTAX	IVTBX	IVTCX	IVTEX	IVTIX	IVTNX	IYMGX		IVTYX

Ivy Mid Cap Growth Fund	WMGAX	WMGBX	WMGCX	IMCEX	IYMIX	IGRFX	WMGRX		WMGYX

Ivy Mid Cap Income Opportunities Fund	IVOAX		IVOCX	IVOEX	IVOIX	IVOSX	IVORX		IVOYX

Ivy Municipal Bond Fund	WMBAX	WMBBX	WMBCX		IMBIX	IMBNX			WMBYX

Ivy Municipal High Income Fund	IYIAX	IYIBX	IYICX		WYMHX	IYINX			IYIYX

Ivy Pzena International Value Fund	ICDAX	ICDBX	ICDCX		ICVIX	ICNGX	IYCUX		ICDYX

Ivy Securian Core Bond Fund	IBOAX	IBOBX	IBOCX	IVBEX	IVBIX	IBNDX	IYBDX		IBOYX

Ivy Small Cap Core Fund	IYSAX	IYSBX	IYSCX	IYVIX	IVVIX	ISPVX	IYSMX	IYCTX	IYSYX

Ivy Small Cap Growth Fund	WSGAX	WSGBX	WRGCX	ISGEX	IYSIX	IRGFX	WSGRX	IYSTX	WSCYX

Ivy Value Fund	IYVAX	IYVBX	IYVCX	IVVEX	IYAIX	IVALX	IYVLX		IYVYX
Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission (SEC), paper copies of the Funds’ Annual and Semiannual Shareholder Reports no longer will be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Ivy Investments website (www.ivyinvestments.com), and you will be notified by mail each time a report is posted, and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (e.g., a broker-dealer or bank) or, if you are a direct investor, by calling 1-888-923-3355 or by enrolling at www.ivyinvestments.com.

You may elect to receive all future reports in paper format free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you may call 1-888-923-3355 to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper format will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Fund Complex if you invest directly with the Funds.

IVY INVESTMENTS® refers to the financial services offered by Ivy Distributors, Inc., a FINRA member broker dealer and the distributor of IVY FUNDS® mutual funds, and those financial services offered by its affiliates.

CONTENTS	IVY FUNDS

This report is submitted for the general information of the shareholders of Ivy Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current Ivy Funds prospectus, or summary prospectus, and current performance information.

2

PRESIDENT’S LETTER	IVY FUNDS

MARCH 31, 2020 (UNAUDITED)
Philip J. Sanders, CFA

Dear Shareholder,

Global markets enjoyed three quarters of significantly positive returns and low volatility over the fiscal year as monetary policy eased and risk factors abated. Progress was made on several fronts, including reducing global trade tensions, Brexit, and working through a global manufacturing slowdown. However, the upward trajectory suddenly reversed in late February and markets declined in response to two exogenous shocks in the first quarter of 2020: the COVID-19 pandemic and the collapse in energy markets. The COVID-19 pandemic has caused one of the most rapid and dramatic global economic downturns in history. We may not realize the totality of the tragic human consequences for several months. The U.S. stock markets dropped approximately 35% from peak in February to trough in late March. Global economic activity hit a full stop around the world, as countries and businesses implemented plans to isolate and protect each other. The pause on economic activity, along with a conflict between Russia and Saudi Arabia, caused a historic rout in oil markets. Remarkably, within about 30 days, we moved from a relatively strong domestic economy with financial market indexes hitting record highs, to a global recession.

Governments and central banks have taken unprecedented steps to mitigate the economic blow of social distancing. The U.S. Federal Reserve (Fed) carried out two emergency cuts to its policy rate, launched yet another quantitative easing program and rolled out bond-buying programs in an effort to stabilize markets. In a matter of two weeks, the Fed’s balance sheet expanded by $2 trillion. In addition to monetary easing, Congress passed a $2.2 trillion rescue package, the CARES (Coronavirus Aid, Relief and Economic Security) Act, which we believe should provide meaningful support for a recovery.

The economic landscape is evolving and market volatility reflects that uncertainty. Unlike previous recessionary periods, we had an economy performing at record pace before the COVID-19 outbreak. Looking ahead, there are key questions to be answered. Mainly, how long will COVID-19 dampen economic activity and how long will oil stay depressed?

As we examine the investment landscape, we continue to put greater emphasis on the fundamentals and quality of asset classes and sectors. We believe it is important to stay focused on the merits of individual market sectors, industries and company business models when making investment decisions. Those fundamentals historically have tended to outweigh external factors. In today’s environment, we believe there are many high-quality businesses offering attractive entry points and cyclicals that will likely be key beneficiaries in an eventual recovery. Importantly, through this uncertain time, we remain focused on the innovation and management skill within individual companies, the ultimate drivers of long-term stock prices.

Economic Snapshot

	3/31/2020	3/31/2019
S&P 500 Index	2,584.59	2,834.40
MSCI EAFE Index	1,559.59	1,875.43
10-Year Treasury Yield	0.70%	2.41%
U.S. unemployment rate	4.4%	3.8%
30-year fixed mortgage rate	3.50%	4.06%
Oil price per barrel	$20.48	$60.14

Sources: Bloomberg, U.S. Department of Labor, MBA, CME

All government statistics shown are subject to periodic revision. The S&P 500 Index is an unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies. MSCI EAFE Index is an unmanaged index comprised of securities that represent the securities markets in Europe, Australasia and the Far East. It is not possible to invest directly in any of these indexes. Mortgage rates are from BankRate and reflect the overnight national average rate on a conventional 30-year fixed loan. Oil prices reflect the market price of West Texas intermediate grade crude.

Respectfully,

Philip J. Sanders, CFA

President

The opinions expressed in this letter are those of the President of the Ivy Funds and are current only through the end of the period of the report, as stated on the cover. The President’s views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

2020	ANNUAL REPORT	3

ILLUSTRATION OF FUND EXPENSES	IVY FUNDS

(UNAUDITED)

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, exchange fees and account fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended March 31, 2020.

Actual Expenses

The first section in the following table provides information about actual account values and actual expenses for each share class. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. Fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Savings Incentive Match Plan for Employees (SIMPLE) IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the table, a customer is charged an annual fee of $18 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. With limited exceptions, for Class A shares, if your Fund account balance is below $650 on the Friday prior to the last full week of September of each year, the account will be assessed an account fee of $20. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the following table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second section in the following table provides information about hypothetical account values and hypothetical expenses for each share class based on the Fund’s actual expense ratio and an assumed rate of return of five percent per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this five percent hypothetical example with the five percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), exchange fees or account fees. Therefore, the second section in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses paid may be impacted by expense reduction arrangements. If those arrangements had not been in place, expenses paid would have been higher. See Note 6 in Notes to Financial Statements for further information.

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Fund	Beginning Account Value 9-30-19	Ending Account Value 3-31-20	Expenses Paid During Period*	Beginning Account Value 9-30-19	Ending Account Value 3-31-20	Expenses Paid During Period*
Ivy Core Equity Fund
Class A	$1,000	$887.80	$4.81	$1,000	$1,019.88	$5.15	1.02%
Class B**	$1,000	$883.40	$9.98	$1,000	$1,014.39	$10.68	2.12%
Class C	$1,000	$884.50	$8.86	$1,000	$1,015.58	$9.47	1.88%
Class E	$1,000	$888.30	$4.82	$1,000	$1,019.91	$5.15	1.02%
Class I	$1,000	$889.30	$3.87	$1,000	$1,020.90	$4.14	0.82%
Class N	$1,000	$889.80	$3.12	$1,000	$1,021.65	$3.34	0.67%
Class R	$1,000	$887.00	$6.42	$1,000	$1,018.18	$6.86	1.36%
Class Y	$1,000	$889.30	$4.06	$1,000	$1,020.74	$4.34	0.85%

See footnotes on page 9.

4	ANNUAL REPORT	2020

ILLUSTRATION OF FUND EXPENSES	IVY FUNDS

(UNAUDITED)

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Fund	Beginning Account Value 9-30-19	Ending Account Value 3-31-20	Expenses Paid During Period*	Beginning Account Value 9-30-19	Ending Account Value 3-31-20	Expenses Paid During Period*
Ivy Emerging Markets Equity Fund
Class A	$1,000	$865.20	$6.71	$1,000	$1,017.77	$7.26	1.45%
Class B**	$1,000	$860.70	$11.54	$1,000	$1,012.59	$12.48	2.48%
Class C	$1,000	$861.90	$9.96	$1,000	$1,014.27	$10.78	2.15%
Class E***	$1,000	$865.70	$5.69	$1,000	$1,018.88	$6.16	1.22%
Class I	$1,000	$867.10	$4.67	$1,000	$1,020.04	$5.05	0.99%
Class N	$1,000	$867.30	$4.57	$1,000	$1,020.11	$4.95	0.98%
Class R	$1,000	$863.90	$8.01	$1,000	$1,016.44	$8.67	1.71%
Class T	$1,000	$866.00	$5.69	$1,000	$1,018.92	$6.16	1.22%
Class Y	$1,000	$865.40	$6.34	$1,000	$1,018.20	$6.86	1.36%
Ivy Global Bond Fund
Class A	$1,000	$948.00	$4.77	$1,000	$1,020.10	$4.95	0.98%
Class B**	$1,000	$945.50	$8.37	$1,000	$1,016.41	$8.67	1.72%
Class C	$1,000	$945.40	$8.46	$1,000	$1,016.32	$8.77	1.74%
Class I	$1,000	$950.10	$3.61	$1,000	$1,021.28	$3.74	0.74%
Class N	$1,000	$949.40	$3.51	$1,000	$1,021.41	$3.64	0.72%
Class R	$1,000	$945.60	$7.10	$1,000	$1,017.72	$7.36	1.46%
Class Y	$1,000	$948.00	$4.77	$1,000	$1,020.10	$4.95	0.98%
Ivy Global Equity Income Fund
Class A	$1,000	$816.00	$5.63	$1,000	$1,018.83	$6.26	1.23%
Class B**	$1,000	$813.50	$8.80	$1,000	$1,015.30	$9.77	1.94%
Class C	$1,000	$813.50	$8.98	$1,000	$1,015.06	$9.97	1.99%
Class E	$1,000	$816.50	$5.09	$1,000	$1,019.43	$5.65	1.11%
Class I	$1,000	$816.80	$4.18	$1,000	$1,020.39	$4.65	0.92%
Class N	$1,000	$817.60	$3.54	$1,000	$1,021.07	$3.94	0.79%
Class R	$1,000	$814.80	$6.90	$1,000	$1,017.37	$7.67	1.53%
Class Y	$1,000	$816.20	$5.45	$1,000	$1,019.04	$6.06	1.19%
Ivy Global Growth Fund
Class A	$1,000	$859.30	$6.23	$1,000	$1,018.27	$6.76	1.35%
Class B**	$1,000	$854.10	$11.87	$1,000	$1,012.19	$12.88	2.56%
Class C	$1,000	$855.30	$10.39	$1,000	$1,013.79	$11.28	2.24%
Class E	$1,000	$860.00	$5.49	$1,000	$1,019.08	$5.96	1.18%
Class I	$1,000	$860.60	$5.02	$1,000	$1,019.65	$5.45	1.06%
Class N	$1,000	$861.00	$4.37	$1,000	$1,020.35	$4.75	0.93%
Class R	$1,000	$857.90	$7.71	$1,000	$1,016.66	$8.37	1.67%
Class Y	$1,000	$859.30	$6.23	$1,000	$1,018.29	$6.76	1.34%

See footnotes on page 9.

2020	ANNUAL REPORT	5

ILLUSTRATION OF FUND EXPENSES	IVY FUNDS

(UNAUDITED)

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Fund	Beginning Account Value 9-30-19	Ending Account Value 3-31-20	Expenses Paid During Period*	Beginning Account Value 9-30-19	Ending Account Value 3-31-20	Expenses Paid During Period*
Ivy Government Money Market Fund
Class A	$1,000	$1,005.30	$3.71	$1,000	$1,021.28	$3.74	0.74%
Class B**	$1,000	$1,001.50	$7.51	$1,000	$1,017.50	$7.57	1.50%
Class C**	$1,000	$1,001.30	$7.71	$1,000	$1,017.30	$7.77	1.54%
Class E	$1,000	$1,006.60	$2.51	$1,000	$1,022.50	$2.53	0.50%
Class N	$1,000	$1,006.40	$2.51	$1,000	$1,022.50	$2.53	0.50%
Ivy High Income Fund
Class A	$1,000	$860.20	$4.37	$1,000	$1,020.28	$4.75	0.94%
Class B**	$1,000	$856.80	$7.98	$1,000	$1,016.45	$8.67	1.71%
Class C	$1,000	$857.10	$7.71	$1,000	$1,016.67	$8.37	1.66%
Class E	$1,000	$859.70	$4.93	$1,000	$1,019.68	$5.35	1.06%
Class I	$1,000	$861.20	$3.35	$1,000	$1,021.39	$3.64	0.72%
Class N	$1,000	$861.80	$2.70	$1,000	$1,022.13	$2.93	0.57%
Class R	$1,000	$858.60	$6.13	$1,000	$1,018.44	$6.66	1.31%
Class T	$1,000	$860.00	$3.91	$1,000	$1,020.83	$4.24	0.83%
Class Y	$1,000	$860.20	$4.37	$1,000	$1,020.28	$4.75	0.94%
Ivy International Core Equity Fund
Class A	$1,000	$804.60	$5.59	$1,000	$1,018.78	$6.26	1.24%
Class B**	$1,000	$801.30	$9.46	$1,000	$1,014.49	$10.58	2.10%
Class C	$1,000	$801.50	$8.74	$1,000	$1,015.35	$9.77	1.93%
Class E	$1,000	$804.90	$5.41	$1,000	$1,018.96	$6.06	1.21%
Class I	$1,000	$806.50	$3.61	$1,000	$1,021.04	$4.04	0.79%
Class N	$1,000	$806.90	$3.61	$1,000	$1,021.04	$4.04	0.79%
Class R	$1,000	$804.00	$6.95	$1,000	$1,017.33	$7.77	1.53%
Class T	$1,000	$805.40	$4.78	$1,000	$1,019.71	$5.35	1.06%
Class Y	$1,000	$804.90	$5.32	$1,000	$1,019.09	$5.96	1.18%
Ivy Large Cap Growth Fund
Class A	$1,000	$938.30	$4.85	$1,000	$1,020.00	$5.05	1.00%
Class B**	$1,000	$934.30	$8.90	$1,000	$1,015.77	$9.27	1.85%
Class C	$1,000	$934.70	$8.80	$1,000	$1,015.89	$9.17	1.82%
Class E	$1,000	$937.80	$5.43	$1,000	$1,019.40	$5.65	1.12%
Class I	$1,000	$940.00	$3.40	$1,000	$1,021.53	$3.54	0.69%
Class N	$1,000	$940.10	$3.20	$1,000	$1,021.74	$3.34	0.65%
Class R	$1,000	$936.40	$6.78	$1,000	$1,018.04	$7.06	1.39%
Class Y	$1,000	$938.40	$4.85	$1,000	$1,020.00	$5.05	1.00%

See footnotes on page 9.

6	ANNUAL REPORT	2020

ILLUSTRATION OF FUND EXPENSES	IVY FUNDS

(UNAUDITED)

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Fund	Beginning Account Value 9-30-19	Ending Account Value 3-31-20	Expenses Paid During Period*	Beginning Account Value 9-30-19	Ending Account Value 3-31-20	Expenses Paid During Period*
Ivy Limited-Term Bond Fund
Class A	$1,000	$1,007.00	$4.52	$1,000	$1,020.48	$4.55	0.91%
Class B**	$1,000	$1,002.20	$9.31	$1,000	$1,015.67	$9.37	1.87%
Class C	$1,000	$1,003.10	$8.41	$1,000	$1,016.61	$8.47	1.68%
Class E	$1,000	$1,006.80	$4.72	$1,000	$1,020.29	$4.75	0.94%
Class I	$1,000	$1,008.10	$3.41	$1,000	$1,021.60	$3.44	0.68%
Class N	$1,000	$1,008.80	$2.61	$1,000	$1,022.35	$2.63	0.53%
Class R	$1,000	$1,005.10	$6.42	$1,000	$1,018.60	$6.46	1.28%
Class Y	$1,000	$1,006.90	$4.52	$1,000	$1,020.47	$4.55	0.91%
Ivy Managed International Opportunities Fund(3)
Class A	$1,000	$815.30	$2.18	$1,000	$1,022.61	$2.43	0.48%
Class B**	$1,000	$805.80	$6.05	$1,000	$1,018.29	$6.76	1.34%
Class C	$1,000	$807.20	$5.78	$1,000	$1,018.60	$6.46	1.28%
Class E***	$1,000	$816.10	$1.91	$1,000	$1,022.92	$2.12	0.42%
Class I	$1,000	$817.70	$0.73	$1,000	$1,024.20	$0.81	0.16%
Class N	$1,000	$817.80	$0.73	$1,000	$1,024.20	$0.81	0.16%
Class R	$1,000	$813.30	$2.99	$1,000	$1,021.67	$3.34	0.67%
Class Y	$1,000	$816.10	$1.73	$1,000	$1,023.11	$1.92	0.38%
Ivy Mid Cap Growth Fund
Class A	$1,000	$883.60	$5.65	$1,000	$1,019.02	$6.06	1.20%
Class B**	$1,000	$880.00	$9.87	$1,000	$1,014.52	$10.58	2.09%
Class C	$1,000	$880.60	$9.12	$1,000	$1,015.25	$9.77	1.95%
Class E	$1,000	$883.40	$6.03	$1,000	$1,018.62	$6.46	1.28%
Class I	$1,000	$885.80	$3.77	$1,000	$1,020.98	$4.04	0.79%
Class N	$1,000	$885.70	$3.77	$1,000	$1,020.98	$4.04	0.79%
Class R	$1,000	$882.40	$7.34	$1,000	$1,017.22	$7.87	1.56%
Class Y	$1,000	$884.00	$5.65	$1,000	$1,019.01	$6.06	1.20%
Ivy Mid Cap Income Opportunities Fund
Class A	$1,000	$748.00	$5.51	$1,000	$1,018.72	$6.36	1.26%
Class C	$1,000	$744.90	$8.81	$1,000	$1,014.93	$10.18	2.01%
Class E	$1,000	$748.20	$4.72	$1,000	$1,019.57	$5.45	1.09%
Class I	$1,000	$749.50	$3.67	$1,000	$1,020.83	$4.24	0.83%
Class N	$1,000	$749.00	$3.67	$1,000	$1,020.83	$4.24	0.83%
Class R	$1,000	$746.70	$6.90	$1,000	$1,017.08	$7.97	1.58%
Class Y	$1,000	$748.00	$5.42	$1,000	$1,018.75	$6.26	1.25%

See footnotes on page 9.

2020	ANNUAL REPORT	7

ILLUSTRATION OF FUND EXPENSES	IVY FUNDS

(UNAUDITED)

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Fund	Beginning Account Value 9-30-19	Ending Account Value 3-31-20	Expenses Paid During Period*	Beginning Account Value 9-30-19	Ending Account Value 3-31-20	Expenses Paid During Period*
Ivy Municipal Bond Fund
Class A	$1,000	$999.70	$4.20	$1,000	$1,020.78	$4.24	0.84%
Class B**	$1,000	$995.20	$8.68	$1,000	$1,016.32	$8.77	1.74%
Class C	$1,000	$995.40	$8.48	$1,000	$1,016.46	$8.57	1.71%
Class I	$1,000	$1,000.30	$3.50	$1,000	$1,021.46	$3.54	0.70%
Class N	$1,000	$1,000.60	$3.00	$1,000	$1,022.02	$3.03	0.60%
Class Y	$1,000	$999.70	$4.20	$1,000	$1,020.78	$4.24	0.84%
Ivy Municipal High Income Fund
Class A	$1,000	$978.80	$4.35	$1,000	$1,020.65	$4.45	0.87%
Class B**	$1,000	$975.10	$8.00	$1,000	$1,016.87	$8.17	1.62%
Class C	$1,000	$975.30	$7.80	$1,000	$1,017.07	$7.97	1.58%
Class I	$1,000	$980.10	$3.07	$1,000	$1,021.93	$3.13	0.61%
Class N	$1,000	$979.90	$2.87	$1,000	$1,022.13	$2.93	0.57%
Class Y	$1,000	$978.80	$4.35	$1,000	$1,020.65	$4.45	0.87%
Ivy Pzena International Value Fund
Class A	$1,000	$772.70	$6.74	$1,000	$1,017.37	$7.67	1.53%
Class B**	$1,000	$765.00	$16.50	$1,000	$1,006.29	$18.76	3.74%
Class C	$1,000	$770.00	$9.56	$1,000	$1,014.15	$10.88	2.17%
Class I	$1,000	$774.60	$4.88	$1,000	$1,019.55	$5.55	1.09%
Class N	$1,000	$775.30	$4.08	$1,000	$1,020.42	$4.65	0.92%
Class R	$1,000	$772.70	$7.36	$1,000	$1,016.71	$8.37	1.66%
Class Y	$1,000	$773.40	$5.94	$1,000	$1,018.34	$6.76	1.33%
Ivy Securian Core Bond Fund
Class A	$1,000	$969.60	$4.83	$1,000	$1,020.14	$4.95	0.97%
Class B**	$1,000	$965.20	$9.33	$1,000	$1,015.55	$9.57	1.89%
Class C	$1,000	$965.90	$8.55	$1,000	$1,016.34	$8.77	1.73%
Class E	$1,000	$969.60	$4.83	$1,000	$1,020.15	$4.95	0.97%
Class I	$1,000	$971.70	$2.66	$1,000	$1,022.30	$2.73	0.54%
Class N	$1,000	$971.70	$2.66	$1,000	$1,022.30	$2.73	0.54%
Class R	$1,000	$968.00	$6.40	$1,000	$1,018.54	$6.56	1.29%
Class Y	$1,000	$969.80	$4.63	$1,000	$1,020.28	$4.75	0.94%

See footnotes on page 9.

8	ANNUAL REPORT	2020

ILLUSTRATION OF FUND EXPENSES	IVY FUNDS

(UNAUDITED)

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Fund	Beginning Account Value 9-30-19	Ending Account Value 3-31-20	Expenses Paid During Period*	Beginning Account Value 9-30-19	Ending Account Value 3-31-20	Expenses Paid During Period*
Ivy Small Cap Core Fund
Class A	$1,000	$753.50	$6.05	$1,000	$1,018.13	$6.96	1.37%
Class B**	$1,000	$750.40	$9.98	$1,000	$1,013.60	$11.48	2.28%
Class C	$1,000	$751.20	$9.19	$1,000	$1,014.53	$10.58	2.09%
Class E	$1,000	$754.70	$5.09	$1,000	$1,019.22	$5.86	1.16%
Class I	$1,000	$755.30	$3.95	$1,000	$1,020.54	$4.55	0.89%
Class N	$1,000	$755.70	$3.95	$1,000	$1,020.53	$4.55	0.89%
Class R	$1,000	$752.50	$7.19	$1,000	$1,016.78	$8.27	1.64%
Class T	$1,000	$754.40	$5.09	$1,000	$1,019.20	$5.86	1.16%
Class Y	$1,000	$754.00	$5.70	$1,000	$1,018.51	$6.56	1.30%
Ivy Small Cap Growth Fund
Class A	$1,000	$854.80	$6.03	$1,000	$1,018.45	$6.56	1.31%
Class B**	$1,000	$852.00	$10.19	$1,000	$1,013.95	$11.08	2.21%
Class C	$1,000	$852.10	$9.54	$1,000	$1,014.71	$10.38	2.05%
Class E	$1,000	$855.00	$6.21	$1,000	$1,018.32	$6.76	1.34%
Class I	$1,000	$857.10	$4.18	$1,000	$1,020.50	$4.55	0.89%
Class N	$1,000	$856.80	$4.08	$1,000	$1,020.59	$4.45	0.88%
Class R	$1,000	$853.50	$7.51	$1,000	$1,016.91	$8.17	1.62%
Class T	$1,000	$855.30	$5.29	$1,000	$1,019.35	$5.76	1.13%
Class Y	$1,000	$854.90	$5.94	$1,000	$1,018.65	$6.46	1.27%
Ivy Value Fund
Class A	$1,000	$769.60	$5.22	$1,000	$1,019.05	$5.96	1.19%
Class B**	$1,000	$765.00	$10.33	$1,000	$1,013.27	$11.78	2.35%
Class C	$1,000	$766.50	$8.74	$1,000	$1,015.05	$9.97	1.99%
Class E***	$1,000	$770.50	$4.51	$1,000	$1,019.93	$5.15	1.01%
Class I	$1,000	$770.70	$4.07	$1,000	$1,020.44	$4.65	0.91%
Class N	$1,000	$771.00	$3.36	$1,000	$1,021.20	$3.84	0.76%
Class R	$1,000	$768.10	$6.81	$1,000	$1,017.27	$7.77	1.55%
Class Y	$1,000	$767.40	$5.21	$1,000	$1,019.09	$5.96	1.18%

*

Fund expenses for each share class are equal to the Fund’s annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 183 days in the six-month period ended March 31, 2020, and divided by 366.

**	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

***	Class share is closed to investment.

(1)

This section uses the Fund’s actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The “Ending Account Value” shown is computed using the Fund’s actual return and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column of this section.

(2)

This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund’s ongoing costs with other mutual funds. A shareholder can compare the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

(3)	Annualized Expense Ratio Based on the Six-Month Period does not include expenses of Underlying Ivy Funds in which Ivy Managed International Opportunities Fund invests.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads or exchange fees.

2020	ANNUAL REPORT	9

MANAGEMENT DISCUSSION	IVY CORE EQUITY FUND

(UNAUDITED)

Erik R. Becker

Erik R. Becker, CFA, portfolio manager of Ivy Core Equity Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2020. Mr. Becker has managed the Portfolio since 2006 and has 22 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended March 31, 2020
Ivy Core Equity Fund (Class A shares at net asset value)	-3.57%
Ivy Core Equity Fund (Class A shares, including sales charges)	-9.10%

Benchmark and Morningstar Category
S&P 500 Index	-6.98%
(Generally reflects the performance of large- and medium-sized U.S. stocks)
Morningstar Large Growth Category Average	-3.72%
(Generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value (NAV).

Key drivers

For the fiscal year ended March 31, 2020, the S&P 500 Index, the Fund’s benchmark, declined by nearly 7%. The worst performing sectors for the measurement period included energy, industrials and financials as these more cyclical sectors performed poorly during the first quarter 2020 calendar year sell-off. The top performing sectors of the year included consumer staples, health care and utilities — groups that proved most defensive in the first calendar quarter market decline.

Contributors and detractors

Although the Fund had a negative return over the measurement period, it performed better than its benchmark and performed competitively with the median of its peer universe. This was a result of outperformance in the March 2019-December 2019 period when markets increased, and outperformance during the sharp sell-off in the January 2020-March 2020 period. During the March-December period, when the equity market increased by nearly 16%, strong relative performance was driven mainly by stock selection, particularly in financials. This included holdings in Blackstone Group, Inc., Citigroup, Inc., S&P Global, Inc. Information technology holdings Microsoft Corp. and First Data/Fiserv, Inc., as well as consumer discretionary holdings Alibaba Group Holding Ltd. ADR and Aptiv PLC also did well.

During the nearly 20% sell-off in the January-March period, the Fund also outperformed relative to its benchmark with nearly three fourths of the outperformance driven by stock selection, primarily in financials (Progressive Corp.) while roughly one fourth of the outperformance was driven by sector selection (largely an underweight position in energy offset by an overweight position in financials). Cash, which averaged a 2% weighting during January-March, was a modest benefit for the portfolio in the first quarter of calendar 2020.

As discussed above within the attribution data, the past fiscal year was truly a tale of two very distinct periods. March 31, 2019 to mid-February 2020 was a period marked by significant price to earnings multiple expansion on the hopes that 2020 was a year of accelerated earnings per share (EPS) growth after stagnant earnings during 2019 — the result of a protracted trade war with China, declining energy prices and low interest rates. Despite slowing economic projections, growth stocks led the market with domestic consumption more than offsetting a weaker industrial economy. Expectations for 2020 at the time called for roughly 10% S&P 500 EPS growth, continued low unemployment in the U.S. and another year of 2 to 2.5% gross domestic product (GDP) growth.

The world began to change on December 31, 2019 when China officially notified the World Health Organization about 41 patients suffering from a mysterious pneumonia. By January 11, China had reported its first COVID-19 related death and by January 20, the U.S. saw the first case of the virus in Washington State. By January 23, Wuhan, the city the virus is thought to have originated in, was put on lockdown. Cases spiked in South Korea around February 12 and by February 19, Iran began to see a large outbreak. Markets didn’t wake up to the threat to the western world until February 21, when cases in Italy began to spike. COVID-19 went from a MERS (2012) or SARS (2002) like phenomena to one on a much larger scale.

The first calendar quarter of 2020 will undoubtedly go down as a unique period in history, where we experienced a truly global pandemic that has affected every major developed economy at essentially the same time. The result has been an unprecedented shock to GDP growth with particularly negative effects on the U.S., given our dependence on consumption and services. Nearly two thirds of U.S. GDP is driven by consumption, including travel, restaurant dining, sporting events, and shopping. Of 157 million employed workers at the end of 2019, 108 million jobs were related to service industries. Nearly

10	ANNUAL REPORT	2020

16 million jobs were tied directly or indirectly to the travel industry and 13.5 million Americans were employed at restaurants.

As the result of government-imposed stay home orders, the number of Americans filing for first-time unemployment benefits increased from 211,000 in early March to more than 6.5 million by the week of March 20. Economists are bracing for a further surge in unemployment, with estimates from the St. Louis Federal Reserve (Fed) suggesting an unemployment rate potentially peaking at more than 32%, or 47 million Americans.

This forecast doesn’t take into consideration the large fiscal stimulus package recently enacted to entice businesses to keep employees on payrolls through short-term loans that may be forgiven if certain criteria are met. Still, the future path of U.S. employment is almost as uncertain as the virus itself. At this juncture, nobody has a precise view as to what “the other side” of this pandemic will look like.

With unemployment rates highly unpredictable (other than the certainty of near-term worsening), GDP is equally unpredictable. Economists believe second quarter GDP could fall 30-40% with a huge error factor for unprecedented forecasting challenges. Most assume third quarter GDP will bounce back significantly (perhaps 20-30%), though this timing is certain to be impacted by the rate that social distancing measures are relaxed. At the moment, we have very little confidence anyone can predict with any degree of certainty how the next three, six or nine months will play out. We are also somewhat skeptical about the size of the expected third quarter 2020 bounce. What percentage of service employees will be re-hired under worse economic circumstances? Will Americans return to restaurants or hop on airplanes? What will happen to the personal savings rate (currently at 8.2%) now that Americans realize pandemics can reach our shores and lead to mass unemployment in short order?

We believe corporate confidence will be equally unstable in coming quarters. Having witnessed two previous recessions, we are struck by the all-encompassing nature of this shock. Businesses thought to be defensive, including Real Estate Investment Trusts (REITs), hospital and medical device companies, and even certain utilities, are seeing unprecedented effects on their businesses. Firms of all types are seeing leverage ratios rise rapidly as EBITDA (earnings before interest, taxes, depreciation and amortization) falls precipitously. For these reasons, we are concerned the U.S. is only at the beginning of a multi-month recession.

Historically, the average recession since 1929 lasted 14 months with the market bottoming four months before the official end. On a more positive note, the average peak-to-trough drawdown in the large-cap market (as represented by the S&P 500 Index) during these periods was 39% and the median drawdown 34%, the latter figure approximating the peak-to-trough drawdown we’ve already experienced this year. Thus, while the market appears to be factoring in something akin to an “average” recession, the duration of the current market downturn (if the market indeed bottomed on March 23rd) would be unprecedented in its brevity. We think the market will continue to be volatile, with much scrutiny placed on peak infection rates in major geographies, including Italy, Spain, New York and California. We will be focused on that too, and on the persistency of the economic damage inflicted through the effects of massive unemployment and corporate efforts to conserve cash.

Lessons learned during previous recessions (some the hard way) have helped the Fund strategy hold up somewhat better than the overall market. 2008-2009 was instructive in that during a full- blown financial crisis, the only safe haven was cash. This time we increased the Fund’s cash position early in the market rout, and cash totaled 7% of assets at the end of first quarter. While we have spent a lot of time and effort over the years on risk management, we also know that during a precipitous shock, risk models can blow up. Low-beta stocks can become high-beta stocks, for instance, or uncorrelated assets can quickly become correlated. Investors who owned supposedly defensive holdings — REITs, certain consumer staples, utilities and even gold — were surely disappointed during the early stages of this sell-off. That said, this drawdown, like others, has differentiated companies according to balance sheet strength, free cash flow production, and earnings quality. A key focus of the Fund has been to avoid or reduce stocks/sectors that are disproportionately affected by the nature of the pandemic (travel, consumption, credit-focused financial institutions) in addition to managing risk factors proactively (beta, earnings quality and leverage exposure).

Outlook

Looking ahead, the Fund continues to be positioned defensively, though we seek to utilize our cash position to acquire discounted businesses with strong balance sheets and somewhat cyclical earnings streams. Though simplistic, a traditional discounted cash flow analysis of many moderate growth companies would suggest that year one and year two cash flows might account for 6 to 7% of a company’s long-run valuation if those cash flows were to go to zero. Factoring in that businesses could very well see significantly negative cash flows for a year or two during this downturn, we might expect the destruction in value to be 13 to 15%. Thus, when we see businesses whose balance sheets would allow them to absorb a one or even two-year shock trading at a 30 to 50% discount, we will seek to take advantage of those opportunities, assuming we believe the companies are equally attractive on the “other side” of this recession. Specifically, we have selectively added

2020	ANNUAL REPORT	11

names such as medical device suppliers, auto parts retailers, food distributors, a health care REIT, and alternative investment managers that fit this bill. Given the underperformance of value shares relative to growth in the most recent drawdown, we may seek to add value exposure provided we have the utmost confidence in a company’s balance sheet and ability to endure a recession of unknowable magnitude. Thanks for your continued confidence in Ivy. We look forward to updating you in the future.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges. Your sales charges could be lower.

Past performance is not a guarantee of future results. The value of the Fund’s shares will change, and you could lose money on your investment.

Because the Fund is generally invested in a small number of stocks, the performance of any one security held by the Fund will have a greater impact than if the Fund were invested in a larger number of securities. Although larger companies tend to be less volatile than companies with smaller market capitalizations, returns on investments in securities of large capitalization companies could trail the returns on investments in securities of smaller companies. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends, and does not include fees. One cannot invest directly in an index, nor is an index representative of Ivy Core Equity Fund.

12	ANNUAL REPORT	2020

PORTFOLIO HIGHLIGHTS	IVY CORE EQUITY FUND

ALL DATA IS AS OF MARCH 31, 2020 (UNAUDITED)

Asset Allocation

Stocks	93.2%
Information Technology	25.5%
Financials	13.4%
Health Care	13.1%
Communication Services	11.5%
Consumer Discretionary	8.6%
Industrials	7.9%
Consumer Staples	7.4%
Utilities	2.3%
Materials	1.6%
Energy	1.2%
Real Estate	0.7%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	6.8%

Top 10 Equity Holdings

Company	Sector	Industry
Microsoft Corp.	Information Technology	Systems Software
Amazon.com, Inc.	Consumer Discretionary	Internet & Direct Marketing Retail
Lockheed Martin Corp.	Industrials	Aerospace & Defense
UnitedHealth Group, Inc.	Health Care	Managed Health Care
Wal-Mart Stores, Inc.	Consumer Staples	Hypermarkets & Super Centers
Apple, Inc.	Information Technology	Technology Hardware, Storage & Peripherals
Cisco Systems, Inc.	Information Technology	Communications Equipment
Aon plc	Financials	Insurance Brokers
Alphabet, Inc., Class A	Communication Services	Interactive Media & Services
Progressive Corp. (The)	Financials	Property & Casualty Insurance

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2020	ANNUAL REPORT	13

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY CORE EQUITY FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E	Class I	Class N	Class R	Class Y
1-year period ended 3-31-20	-9.10%	-8.03%	-4.44%	-6.00%	-3.38%	-3.23%	-3.93%	-3.37%
5-year period ended 3-31-20	3.37%	3.41%	3.76%	4.02%	4.87%	5.00%	4.23%	4.88%
10-year period ended 3-31-20	8.79%	8.57%	8.58%	9.07%	9.77%	—	—	9.69%
Since Inception of Class through 3-31-20(5)	—	—	—	—	—	5.73%	8.34%	—

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E Shares carry a maximum front-end sales load of 5.75% and 2.50%, respectively. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	7-31-14 for Class N shares and 12-19-12 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

14	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	IVY CORE EQUITY FUND (in thousands)

MARCH 31, 2020

COMMON STOCKS	Shares	Value
Communication Services

Cable & Satellite – 3.0%
Charter Communications, Inc., Class A (A)	78	$33,878
Comcast Corp., Class A	1,994	68,565

		102,443

Integrated Telecommunication Services – 1.7%
Verizon Communications, Inc.	1,052	56,507

Interactive Home Entertainment – 1.6%
Take-Two Interactive Software, Inc. (A)	451	53,535

Interactive Media & Services – 4.0%
Alphabet, Inc., Class A (A)	72	83,337
Facebook, Inc., Class A (A)	319	53,230

		136,567

Movies & Entertainment – 1.2%
Netflix, Inc. (A)	110	41,426

Total Communication Services – 11.5%		390,478
Consumer Discretionary

Auto Parts & Equipment – 0.9%
Aptiv plc	592	29,148

Automotive Retail – 1.5%
AutoZone, Inc. (A)	62	52,738

Footwear – 1.5%
NIKE, Inc., Class B	630	52,131

Home Improvement Retail – 0.8%
Home Depot, Inc. (The)	144	26,871

Internet & Direct Marketing Retail – 3.9%
Amazon.com, Inc. (A)	67	131,076

Total Consumer Discretionary – 8.6%		291,964
Consumer Staples

Food Distributors – 0.4%
Sysco Corp.	310	14,133

Household Products – 1.7%
Procter & Gamble Co. (The)	514	56,551

Hypermarkets & Super Centers – 5.3%
Costco Wholesale Corp.	257	73,349
Wal-Mart Stores, Inc.	942	107,014

		180,363

Total Consumer Staples – 7.4%		251,047
Energy

Oil & Gas Refining & Marketing – 1.2%
Phillips 66	749	40,184

Total Energy – 1.2%		40,184

COMMON STOCKS (Continued)	Shares	Value
Financials

Asset Management & Custody Banks – 3.2%
Apollo Global Management LLC	303	$10,155
Blackstone Group, Inc. (The), Class A	1,079	49,161
KKR & Co.	2,075	48,703

		108,019

Financial Exchanges & Data – 2.0%
S&P Global, Inc.	280	68,598

Insurance Brokers – 2.5%
Aon plc	510	84,109

Investment Banking & Brokerage – 1.9%
Morgan Stanley	1,869	63,541

Other Diversified Financial Services – 1.5%
Citigroup, Inc.	1,157	48,719

Property & Casualty Insurance – 2.3%
Progressive Corp. (The)	1,068	78,897

Total Financials – 13.4%		451,883
Health Care

Health Care Equipment – 4.4%
Danaher Corp.	499	69,075
Zimmer Holdings, Inc.	771	77,892

		146,967

Health Care Services – 1.6%
CVS Caremark Corp.	915	54,291

Managed Health Care – 3.3%
UnitedHealth Group, Inc.	445	111,041

Pharmaceuticals – 3.8%
Eli Lilly and Co.	483	67,070
Zoetis, Inc.	535	62,917

		129,987

Total Health Care – 13.1%		442,286
Industrials

Aerospace & Defense – 3.3%
Lockheed Martin Corp.	330	112,000

Environmental & Facilities Services – 1.5%
Waste Connections, Inc.	669	51,822

Railroads – 2.2%
Union Pacific Corp.	513	72,395

Trading Companies & Distributors – 0.9%
United Rentals, Inc. (A)	285	29,318

Total Industrials – 7.9%		265,535

COMMON STOCKS (Continued)	Shares	Value
Information Technology

Communications Equipment – 4.1%
Cisco Systems, Inc.	2,140	$84,132
Motorola Solutions, Inc.	406	53,916

		138,048

Data Processing & Outsourced Services – 6.1%
Fidelity National Information Services, Inc.	545	66,289
Fiserv, Inc. (A)	713	67,692
MasterCard, Inc., Class A	294	71,048

		205,029

Electronic Manufacturing Services – 1.5%
TE Connectivity Ltd.	820	51,650

Semiconductors – 3.4%
Analog Devices, Inc.	702	62,966
Texas Instruments, Inc.	518	51,754

		114,720

Systems Software – 7.5%
Microsoft Corp.	1,615	254,635

Technology Hardware, Storage & Peripherals – 2.9%
Apple, Inc.	384	97,615

Total Information Technology – 25.5%		861,697
Materials

Specialty Chemicals – 1.6%
Sherwin-Williams Co. (The)	115	52,840

Total Materials – 1.6%		52,840
Real Estate

Health Care REITs – 0.7%
Welltower, Inc.	508	23,236

Total Real Estate – 0.7%		23,236
Utilities

Electric Utilities – 2.3%
NextEra Energy, Inc.	320	76,989

Total Utilities – 2.3%		76,989

TOTAL COMMON STOCKS – 93.2%		$3,148,139
(Cost: $2,799,752)

2020	ANNUAL REPORT	15

SCHEDULE OF INVESTMENTS	IVY CORE EQUITY FUND (in thousands)

MARCH 31, 2020

SHORT-TERM SECURITIES	Shares	Value
Money Market Funds (B) – 5.7%
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.310%	192,545	$192,545

TOTAL SHORT-TERM SECURITIES – 5.7%		$192,545
(Cost: $192,545)

TOTAL INVESTMENT SECURITIES – 98.9%		$3,340,684
(Cost: $2,992,297)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 1.1%		36,545

NET ASSETS – 100.0%		$3,377,229

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Rate shown is the annualized 7-day yield at March 31, 2020.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$3,148,139	$—	$—
Short-Term Securities	192,545	—	—
Total	$3,340,684	$—	$—

The following acronym is used throughout this schedule:

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

16	ANNUAL REPORT	2020

MANAGEMENT DISCUSSION	IVY EMERGING MARKETS EQUITY FUND

(UNAUDITED)

Jonas Krumplys

Aditya Kapoor

Below, Jonas M. Krumplys, CFA, and Aditya Kapoor, CFA, portfolio managers of Ivy Emerging Markets Equity Fund, discuss positioning, performance and results for the fiscal year ended March 31, 2020. Mr. Krumplys has 38 years of industry experience and has managed the Fund for six years. Mr. Kapoor has 13 years of industry experience and has managed the Fund for three years.

Fiscal Year Performance

For the 12 Months Ended March 31, 2020
Ivy Emerging Markets Equity Fund (Class A shares at net asset value)	-17.87%
Ivy Emerging Markets Equity Fund (Class A shares including sales charges)	-22.60%

Benchmark and Morningstar Category
MSCI Emerging Markets Index	-17.69%
(generally reflects the performance of stocks across emerging market countries worldwide)
Morningstar Diversified Emerging Markets Category Average	-19.17%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses, while index returns do not include any such fees. The performance discussion below is at net asset value (NAV).

Ups and downs for emerging markets

The fiscal year was quite a roller coaster for emerging markets. Through the first half, the U.S.-China trade war took center stage. It was a highly unpredictable conflict that continued to unfold in negative ways throughout much of 2019. Chinese consumers, the key driver of economic growth, slowed big ticket purchases and talk of shifting supply chains began to emerge. This overhang kept emerging market returns under pressure. While this conflict existed, other areas of emerging markets had positive momentum on their side. Brazil’s new administration was making significant progress toward reform that could change the trajectory of the economy and prospects for the stock market. India’s elections had been favorable with the Bharatiya Janata Party (BJP), a pro-business and -economic reform party, winning again. And Russia was rebounding as investors realized valuations were cheap and the country houses some very impressive businesses with dominant market share and compelling fundamentals.

The second half of the fiscal year was extremely eventful. Toward the end of 2019, emerging markets was the best performing asset class in the world. The overhang of the U.S.-China trade war had lifted. Brazil had been executing on their key fiscal reform measures. Russia was on a positive path of more shareholder friendly practices. Domestically oriented Chinese consumer and tech companies continued to have strong growth and cyclicals looked like they were set to recover. And Taiwan was benefiting from their dominant position in semiconductors. All major emerging markets posted double digit returns (with the exception of India). The one immediate identifiable threat that lingered was tension in the Middle East.

The tables quickly turned in the first quarter of 2020 and all the progress and gains made over the prior nine months were essentially erased. The first quarter of 2020 proved to be one of the more volatile quarters in history for capital markets across the globe. COVID-19 began to spread across China just before the Lunar New Year celebrations. While China was slow to recognize the potential impact of COVID-19, once it did it was quick and strict in its lockdown of the population. Because of these strict measures, China was able to get over the worst of the virus just as it spread to the rest of the world.

Ironically, China ended up as the best performing market in the world, only declining slightly more than 10% for the quarter. South Korea, Taiwan, and much of the region managed to slow the spread of the virus, creating a model for the rest of the world to follow — economic shutdown. This strategy has impacted select emerging market economies more than others. The pause on economic activity along with a conflict between Russia and Saudi Arabia caused a historic rout in the oil markets. Demand destruction is at historic levels and, until Russia and Saudi Arabia can agree on supply cuts, there is an overabundance of oil. This is adding to pain for commodity exporting nations like Brazil and Russia. Brazil was down more than 50% and Russia down more than 36%, when accounting for the negative currency impact.

Some emerging market currencies were in turmoil during the quarter as concerns over economic strength became a focal point with COVID-19 and oil prices. U.S. dollar funding also became a concern. To relieve the stress, the U.S. Federal Reserve (Fed) increased swap lines with certain countries. Thus far, the strategy has helped.

Overall, this was an unprecedented quarter for emerging markets, as it was for all capital markets around the world. On the positive side, the largest emerging market economy, along with other significant economies in that region, are further along

2020	ANNUAL REPORT	17

in the recovery stage. While they will need the U.S. and European economies to be running again in order to thrive, we believe internal consumption should provide needed support to limit the fiscal burden.

In-line performance through a volatile period

The Fund posted negative performance and performed in line with its benchmark index for the fiscal year. The Fund outperformed its Morningstar peer group average. Key drivers of performance included the Fund’s allocation to the consumer discretionary sector, particularly Chinese consumer companies, as well as the communication services and industrials sectors. Cash also had a positive impact as the market was down significantly over the period.

The largest individual relative contributors were JD.com, Inc. ADR (dominant share in ecommerce, owns their fulfillment and logistics which helped through virus lockdown, and has strong prospects for margin expansion and growth), Tencent Holdings Ltd. (benefitted from gaming business during virus lockdown), Samsung Electronics Co. Ltd. (benefitted from memory chip/semiconductor growth), NetEase.com, Inc. ADR (benefitted from gaming business during virus lockdown), and Taiwan Semiconductor Manufacturing Co. Ltd. (dominant market share in semiconductor manufacturing which is growing as the worlds products become more electronic).

The largest detractors from performance included poor stock selection in the health care, financials and real estate sectors. Within those sectors, India, Brazil and Vietnam based companies were primarily responsible for the drag on performance.

More specifically, the largest individual relative detractors were Petroleo Brasileiro S.A. (oil price collapse which dampens revenues and prospects for asset sales), Zee Entertainment Enterprises Ltd. (Indian media company that went through stock specific issues related to closely held shares by the founder), HDFC Bank Ltd. (Indian bank that recently fell due to the threat of virus related economic slowing) and Capitec Bank Holdings Ltd. (a South African bank that faces credit quality issues as economy slows on the heels of the virus). The Fund no longer holds Petroleo Brasileiro S.A. or Zee Entertainment Enterprises Ltd.

Fund positioning and outlook

As we enter the second quarter of 2020, there are still questions yet to be answered. Mainly, how long will COVID-19 dampen economic activity and how long will oil stay depressed? In emerging markets, heterogeneity amongst countries and industries has surfaced as a key characteristic in investing under these conditions.

While we still believe in the long-term prospects of many areas of emerging markets, we believe certain areas are better positioned in the current environment. North Asia (China, South Korea and Taiwan specifically) are further along in the progression of COVID-19. While secondary “waves” or outbreaks may occur, these countries have also proven they have the ability and technology to implement the advanced measures needed to slow the spread. For these economies to be at full strength, they need the global economy to be on track, but as they allow their population to move freely and work, it will help support certain pockets of commerce.

In other areas of the emerging markets, like India and Brazil, we believe the path is more difficult. They are large economies and early in the progression of the virus. How they execute on containing the virus and how soon they can restart their economies should be key determinants of performance. We are watching the progression, as the laggards may face the risk of getting decoupled and isolated from the global economy. We believe the long-term prospects for these nations are positive, but they may be challenged in the near term. Brazil was on a positive path entering 2020. The future is not entirely dependent on oil, but the equity market may trade in line with the price of oil in the near term. Oil prices make it difficult to execute the full extent of their fiscal strategy. That said, we feel specific companies remain compelling.

Russia, which has been at the forefront of the oil price collapse, will be pressured, but we believe has the ability to work through low oil prices because of a strong sovereign balance sheet. They also have favorable regulations like lower corporate tax rates when commodity prices are lower. This may allow their oil champions to remain profitable with lower oil prices.

We have continued to manage top-down exposures and work to identify, what we believe are, the best opportunities this market has to offer. We believe there are high quality businesses offering attractive entry points and cyclicals that will be key beneficiaries in an eventual recovery. We will also keep a close eye on the U.S., as we think it will be an important driver of a global recovery. Importantly, through this uncertain time, we are focused on stock selection in companies that we feel are fundamentally sound and can perform relatively well during economic instability. We believe the world will recover from this economic downturn, but the timeline remains uncertain.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. The value of the Fund’s shares will change, and you could lose money on your investment.

18	ANNUAL REPORT	2020

The Fund may use a range of derivative instruments to manage exposure to various foreign currencies, to gain exposure to certain individual securities, to hedge various market and event risks and as a means of generating additional income from written options. Derivative instruments that may be used include forward contracts to either increase or decrease exposure to a given currency, and options, both written and purchased, on individual equity securities and/or equity markets. The Fund also may use futures contracts on foreign equity indices.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets. The value of the Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations.

Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Emerging Markets Equity Fund.

2020	ANNUAL REPORT	19

PORTFOLIO HIGHLIGHTS	IVY EMERGING MARKETS EQUITY FUND

ALL DATA IS AS OF MARCH 31, 2020 (UNAUDITED)

Asset Allocation

Stocks	95.7%
Consumer Discretionary	27.2%
Communication Services	18.1%
Information Technology	17.7%
Financials	12.6%
Energy	5.3%
Health Care	4.2%
Real Estate	3.5%
Consumer Staples	3.3%
Industrials	1.9%
Materials	1.9%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	4.3%

Country Weightings

Pacific Basin	78.2%
China	43.0%
South Korea	11.1%
Taiwan	9.3%
India	8.8%
Other Pacific Basin	6.0%
Europe	6.6%
Russia	6.6%
South America	6.4%
Brazil	6.4%
North America	1.0%
Other	3.5%
South Africa	3.5%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	4.3%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Tencent Holdings Ltd.	China	Communication Services	Interactive Media & Services
Samsung Electronics Co. Ltd.	South Korea	Information Technology	Technology Hardware, Storage & Peripherals
Alibaba Group Holding Ltd. ADR	China	Consumer Discretionary	Internet & Direct Marketing Retail
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	Information Technology	Semiconductors
JD.com, Inc. ADR	China	Consumer Discretionary	Internet & Direct Marketing Retail
Yandex N.V., Class A	Russia	Communication Services	Interactive Media & Services
Reliance Industries Ltd.	India	Energy	Oil & Gas Refining & Marketing
MercadoLibre, Inc.	Brazil	Consumer Discretionary	Internet & Direct Marketing Retail
Ping An Insurance (Group) Co. of China Ltd., H Shares	China	Financials	Life & Health Insurance
NetEase.com, Inc. ADR	China	Communication Services	Interactive Home Entertainment

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

20	ANNUAL REPORT	2020

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY EMERGING MARKETS EQUITY FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E(5)	Class I	Class N	Class R	Class T	Class Y
1-year period ended 3-31-20	-22.60%	-21.96%	-18.43%	-19.77%	-17.50%	-17.46%	-18.07%	-19.70%	-17.80%
5-year period ended 3-31-20	-1.25%	-1.25%	-0.81%	-0.38%	0.31%	0.39%	-0.36%	—	-0.01%
10-year period ended 3-31-20	0.80%	0.53%	0.62%	1.41%	1.83%	—	—	—	1.53%
Since Inception of Class through 3-31-20(6)	—	—	—	—	—	0.60%	1.68%	-5.13%	—

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A, Class E and Class T Shares carry a maximum front-end sales load of 5.75%, 2.50% and 2.50%, respectively. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	Class E shares are not currently available for investment.

(6)	7-31-14 for Class N shares, 12-19-12 for Class R shares and 7-5-17 for Class T shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2020	ANNUAL REPORT	21

CONSOLIDATED SCHEDULE OF INVESTMENTS	IVY EMERGING MARKETS EQUITY FUND (in thousands)

MARCH 31, 2020

COMMON STOCKS	Shares	Value
Brazil

Consumer Discretionary – 2.8%
MercadoLibre, Inc. (A)	77	$37,471

Financials – 1.4%
Banco do Brasil S.A.	2,217	11,839
XP, Inc., Class A (A)	330	6,374

		18,213

Health Care – 1.3%
Hypermarcas S.A.	3,213	17,864

Materials – 0.9%
Vale S.A.	1,494	12,418

Total Brazil – 6.4%		$85,966
China

Communication Services – 11.3%
NetEase.com, Inc. ADR	97	31,289
Tencent Holdings Ltd.	2,441	120,664

		151,953

Consumer Discretionary – 20.8%
Alibaba Group Holding Ltd. ADR (A)	541	105,230
Gree Electric Appliances, Inc. of Zhuhai, A Shares	1,729	12,591
JD.com, Inc. ADR (A)	1,203	48,741
Li Ning Co. Ltd. (A)	9,374	26,967
Meituan Dianping, Class B (A)	2,551	30,415
Midea Group Co. Ltd., Class A	3,145	21,279
New Oriental Education & Technology Group, Inc. ADR (A)	175	18,904
Vipshop Holdings Ltd. (A)	927	14,449

		278,576

Consumer Staples – 1.1%
Kweichow Moutai Co. Ltd., A Shares	98	15,190

Financials – 3.5%
China International Capital Corp. Ltd., H Shares (B)	9,648	15,442
Ping An Insurance (Group) Co. of China Ltd., H Shares	3,351	32,727

		48,169

Health Care – 2.9%
BeiGene Ltd. ADR (A)(B)	139	17,060
Yunnan Baiyao Group Co. Ltd., A Shares	1,770	21,207

		38,267

Industrials – 1.9%
Hefei Meiya Optoelectronic Technology, Inc., A Shares	4,725	25,044

COMMON STOCKS (Continued)	Shares	Value
Real Estate – 1.5%
Logan Property Holdings Co. Ltd.	13,336	$20,286

Total China – 43.0%		$577,485
Hong Kong

Consumer Discretionary – 1.0%
Galaxy Entertainment Group	2,678	14,106

Financials – 1.4%
Hong Kong Exchanges and Clearing Ltd.	624	18,702

Total Hong Kong – 2.4%		$32,808
India

Communication Services – 1.6%
Bharti Airtel Ltd. (A)	3,549	20,685

Consumer Discretionary – 0.4%
Maruti Suzuki India Ltd.	96	5,421

Consumer Staples – 0.9%
United Spirits Ltd. (A)	1,762	11,290

Energy – 3.2%
Reliance Industries Ltd.	2,961	43,181

Financials – 2.7%
HDFC Bank Ltd.	1,625	18,518
ICICI Bank Ltd.	3,859	16,792

		35,310

Total India – 8.8%		$115,887
Indonesia

Financials – 1.2%
PT Bank Mandiri (Persero) Tbk	29,909	8,504
PT Bank Rakyat Indonesia	46,452	8,520

		17,024

Total Indonesia – 1.2%		$17,024
Macau

Consumer Discretionary – 0.8%
Sands China Ltd.	2,788	10,143

Total Macau – 0.8%		$10,143
Mexico

Materials – 1.0%
Orbia Advance Corp. S.A.B. de C.V.	12,012	13,246

Total Mexico – 1.0%		$13,246
Russia

Communication Services – 3.3%
Yandex N.V., Class A (A)	1,298	44,199

COMMON STOCKS (Continued)	Shares	Value
Energy – 2.1%
PJSC LUKOIL	413	$24,316
PJSC LUKOIL ADR	49	2,902

		27,218

Financials – 0.8%
Sberbank of Russia PJSC ADR	1,160	10,931

Real Estate – 0.4%
Etalon Group Ltd. GDR	3,677	4,743

Total Russia – 6.6%		$87,091
South Africa

Communication Services – 1.9%
Naspers Ltd., Class N	182	25,838

Financials – 1.6%
Capitec Bank Holdings Ltd.	419	20,625

Total South Africa – 3.5%		$46,463
South Korea

Consumer Discretionary – 1.4%
Hyundai Motor Co.	266	19,192

Consumer Staples – 1.3%
LG Household & Health Care Ltd.	20	17,887

Information Technology – 8.4%
Samsung Electronics Co. Ltd.	2,718	105,677
SK hynix, Inc.	109	7,396

		113,073

Total South Korea – 11.1%		$150,152
Taiwan

Information Technology – 9.3%
Delta Electronics, Inc.	2,631	10,413
MediaTek, Inc.	1,444	15,499
Taiwan Semiconductor Manufacturing Co. Ltd.	10,836	97,553

		123,465

Total Taiwan – 9.3%		$123,465
Vietnam

Real Estate – 1.6%
Vinhomes JSC	9,320	21,461

Total Vietnam – 1.6%		$21,461

TOTAL COMMON STOCKS – 95.7%		$1,281,191
(Cost: $1,164,914)

22	ANNUAL REPORT	2020

CONSOLIDATED SCHEDULE OF INVESTMENTS	IVY EMERGING MARKETS EQUITY FUND (in thousands)

MARCH 31, 2020

SHORT-TERM SECURITIES	Shares	Value
Money Market Funds (C) – 5.0%
State Street Institutional U.S. Government Money Market Fund – Premier Class 0.310%	62,964	$62,964
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares 0.390% (D)	3,995	3,995

		66,959

TOTAL SHORT-TERM SECURITIES – 5.0%		$66,959
(Cost: $66,959)

TOTAL INVESTMENT SECURITIES – 100.7%		$1,348,150
(Cost: $1,231,873)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.7)%		(9,200)

NET ASSETS – 100.0%		$1,338,950

Notes to Consolidated Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	All or a portion of securities with an aggregate value of $5,106 are on loan.

(C)	Rate shown is the annualized 7-day yield at March 31, 2020.

(D)	Investment made with cash collateral received from securities on loan.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Communication Services	$75,488	$167,187	$—
Consumer Discretionary	224,795	140,114	—
Consumer Staples	—	44,367	—
Energy	2,902	67,497	—
Financials	18,213	150,761	—
Health Care	34,924	21,207	—
Industrials	—	25,044	—
Information Technology	—	236,538	—
Materials	25,664	—	—
Real Estate	—	46,490	—
Total Common Stocks	$381,986	$899,205	$—
Short-Term Securities	66,959	—	—
Total	$448,945	$899,205	$—

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

GDR = Global Depositary Receipts

2020	ANNUAL REPORT	23

CONSOLIDATED SCHEDULE OF INVESTMENTS	IVY EMERGING MARKETS EQUITY FUND (in thousands)

MARCH 31, 2020

Market Sector Diversification
(as a % of net assets)
Consumer Discretionary	27.2%
Communication Services	18.1%
Information Technology	17.7%
Financials	12.6%
Energy	5.3%
Health Care	4.2%
Real Estate	3.5%
Consumer Staples	3.3%
Industrials	1.9%
Materials	1.9%
Other+	4.3%

+	Includes liabilities (net of cash and other assets), and cash equivalents

See Accompanying Notes to Financial Statements.

24	ANNUAL REPORT	2020

MANAGEMENT DISCUSSION	IVY GLOBAL BOND FUND

(UNAUDITED)

Mark G. Beischel

Below, Mark G. Beischel, CFA, portfolio manager of Ivy Global Bond Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2020. Mr. Beischel has managed the Fund since 2008 and has 27 years of industry experience.

Fiscal Year Performance

For the 12 months ended March 31, 2020
Ivy Global Bond Fund (Class A shares at net asset value)	-2.69%
Ivy Global Bond Fund (Class A shares with sales charge)	-8.26%

Benchmark and Morningstar Category
Bloomberg Barclays Global Credit 1-10 Year Hedged Index	0.42%
(generally reflects the performance of the global investment grade local currency corporate and government-related bond markets with a maturity greater than 1 year and less than 10 years)
Morningstar World Bond Category Average	-1.16%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable investment fees and expenses, whereas the index returns do not include any such fees. The performance discussion below is at net asset value.

Macro events dominated the year

Unfortunately, the end of the fiscal year has gone down as the third six-sigma event that this global strategy has navigated throughout its tenure. In January 2019, the Federal Open Market Committee (FOMC) pivoted from its tightening bias to a new message of “patience.” Federal Reserve (Fed) Chairman Jerome Powell implied that rate hikes were off the table for the remainder of calendar year 2019. Markets welcomed the pause as financial conditions eased in the new “risk-on” environment. The Fed eventually reduced its policy rate three times in the second half of calendar year 2019 bringing the federal funds rate to 1.50%.

Additionally, in early 2019 the Trump administration’s policies regarding international trade and investment emerged as an important source of downside risk for the global economy. Having completed a revamp of the North American Free Trade Agreement (NAFTA), President Donald Trump was hopeful to use the United States–Mexico–Canada Agreement (USMCA) framework for negotiations with the European Union and Japan. Unfortunately, those negotiations lost momentum as the Trump administration decided to focus its attention on China. Negotiations with China were difficult, at best, as nothing materialized except for ramping up tariffs and tensions until both parties agreed to a Phase One deal that should hopefully be signed in 2020. USMCA was finally passed in Congress and will also go into effect in 2020.

The normalization of the Fed’s balance sheet was announced in the third quarter of the fiscal year with the Fed stating its intensions of reinvesting maturing U.S. Treasuries and mortgage-backed securities (MBS). The Fed also announced it will start expanding the balance sheet to better align it with the size of nominal gross domestic product (GDP). Finally, the stress in short-term funding (repo market) led the Fed to inject cash into the system to calm calendar year-end funding pressures.

Unfortunately, the rise of COVID-19, which began in late-November 2019 and spread throughout China, Asia, Europe and ultimately the U.S. in early-March, has dramatically impacted the overall picture for global growth, capital markets and financial stability. This macro-environment led to an immediate decline in global GDP output, massive job losses and enormous reductions of wealth. The fiscal and monetary responses have been massive with the Fed cutting rates to zero, and providing U.S. dollar liquidity to other central banks, money market funds and corporate credit. It also started unlimited quantitative easing with large purchases of U.S. Treasuries and mortgage-backed securities. The Fed’s balance increased by $1 trillion in a week. Most central banks have indicated they will respond as needed to maintain operations and avoid dysfunctional financial markets during this crisis and it is clear that they will keep policy extremely accommodative as their economies recover. The monetary response has been just as impressive. The $2.0 trillion spending bill passed the Senate and House of Representatives after last minute negotiations — ultimately it should help bridge the effects of “social distancing.”

The sharp contraction in economic activity stemming from COVID-19 and the related shutdown is assumed to be temporary. Uncertainties dominate, but the baseline assessment is the acute stage of the health crisis has largely ended in China and will begin to ease in advanced countries by late-April to early-June. Recoveries in different nations will depend mainly on their performances prior to the pandemic and whether factors that supported or detracted from economic performance will change. The downside risk is that the pandemic extends longer and there is an extended period of getting back to normal activities, which lowers the overall economic activity and GDP drifts sideways from depressed second-quarter levels rather than a “V” shaped recovery.

2020	ANNUAL REPORT	25

Performance

Most of the underperformance was attributable to the Fund’s exposure to credit. Concerns of a global recession due to the COVID-19 pandemic have led to a dramatic decrease in confidence, consumption and business investment. These concerns spilled into the credit markets, which witnessed large spikes in credit spreads to levels not seen since the 2008 global financial crisis.

With a concern of a global recession, the U.S. dollar strengthened over the quarter against developed market currencies as the pound and euro gained 4.7% and 1.7%, respectively. The Fund’s 99.25% U.S. dollar exposure enhanced its performance to its peers.

We continue to seek opportunities to reduce volatility in the Fund. Additionally, we are maintaining a low-duration strategy for the Fund as we feel it allows us a higher degree of certainty involving those companies in which we can invest. With the dramatic increase in credit spreads, we are taking this dislocation to allocate our portfolio out of higher quality U.S. Treasuries and credit into higher yielding emerging market credit and domestic investment-grade corporates.

Outlook

The U.S.’s sizable fiscal packages provide much needed income support for sidelined workers and financial support for businesses facing interrupted product demand and cash flows. However, the packages are not fiscal stimulus that will generate stronger growth.

China was weak going into the crisis; its domestic demand had slowed sharply. Business fixed investments had decelerated materially, while growth in gross capital formation had been propped up by government infrastructure investment. Consumer and business debt levels were very high, which reduced the government’s flexibility to stimulate more.

Most emerging markets were not well positioned going into the pandemic. Poor economic performances have harmed finances. In some Latin American countries, misguided policies and poor leadership have created turmoil that has contributed to capital flight. Debt levels are relatively high, and in special cases like Turkey, are burdened by large amounts of U.S. dollar-denominated debt that are costly to service as their currencies weaken versus the dollar.

The other concern with emerging markets is the dramatic decline in the price of oil. This impact has dramatically reduced overall budgets in OPEC, Russia, Nigeria, Brazil, Mexico and other nations.

Finally, the tilt away from globalization that has been underway for about half of the decade is likely to be reinforced. We believe new factors stemming from COVID-19 will fuel the move further away globalization, which will change complex international supply chains, bring about higher tariffs and potentially increase barriers to immigration.

Performance shown at net asset value does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges; your sales charges could be lower.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Fund may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB), are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

International investing involves additional risks including currency fluctuations, political or economic conditions affecting a foreign country, and differences in accounting standards and foreign regulations. Fixed income securities are subject to interest rate risk and, as such, the net asset value of the Fund may fall as interest rates rise. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy Global Bond Fund.

26	ANNUAL REPORT	2020

PORTFOLIO HIGHLIGHTS	IVY GLOBAL BOND FUND

ALL DATA IS AS OF MARCH 31, 2020 (UNAUDITED)

Asset Allocation

Bonds	99.0%
Corporate Debt Securities	74.3%
United States Government and Government Agency Obligations	13.3%
Other Government Securities	11.4%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	1.0%

Quality Weightings

Investment Grade	72.7%
AAA	12.6%
AA	5.4%
A	14.0%
BBB	40.7%
Non-Investment Grade	26.3%
BB	14.7%
B	7.6%
CCC	1.5%
Non-rated	2.5%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	1.0%

Our preference is to always use ratings obtained from Standard & Poor’s, Moody’s, and Fitch. It is each Portfolio’s general policy to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

Country Weightings

North America	40.0%
United States	29.8%
Mexico	7.3%
Other North America	2.9%
Pacific Basin	17.8%
Indonesia	4.4%
Other Pacific Basin	13.4%
Europe	17.1%
Netherlands	5.3%
United Kingdom	3.6%
Other Europe	8.2%
South America	15.1%
Chile	3.8%
Other South America	11.3%
Middle East	4.6%
Bahamas/Caribbean	3.3%
Africa	1.1%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	1.0%

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2020	ANNUAL REPORT	27

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY GLOBAL BOND FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class I	Class N	Class R	Class Y
1-year period ended 3-31-20	-8.26%	-7.13%	-3.42%	-2.45%	-2.42%	-3.16%	-2.69%
5-year period ended 3-31-20	0.57%	0.87%	1.02%	2.03%	2.04%	1.28%	1.77%
10-year period ended 3-31-20	1.50%	1.50%	1.35%	2.36%	—	—	2.10%
Since Inception of Class through 3-31-20(5)	—	—	—	—	1.21%	0.92%	—

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A Shares carry a maximum front-end sales load of 5.75%.(a) Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.(b)

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	7-31-14 for Class N shares and 12-19-12 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

(a)	Effective April 1, 2020, Class A shares carry a maximum front-end sales load of 2.50%.

(b)	Effective April 1, 2020, Class A shares carry a CDSC on shares purchased at net asset value for $250,000 or more that are subsequently redeemed within 12 months of purchase.

28	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	IVY GLOBAL BOND FUND (in thousands)

MARCH 31, 2020

CORPORATE DEBT SECURITIES	Principal	Value
Argentina

Energy – 1.0%
Pampa Energia S.A. 7.500%, 1-24-27 (A)(B)	$2,850	$1,895
Pan American Energy LLC 7.875%, 5-7-21 (A)	2,000	1,753
YPF Sociedad Anonima 8.500%, 3-23-21 (A)	1,000	675

		4,323

Industrials – 0.1%
Aeropuertos Argentina 2000 S.A. 6.875%, 2-1-27 (A)	941	539

Total Argentina – 1.1%		$4,862
Australia

Financials – 0.7%
Australia and New Zealand Banking Group Ltd. 4.400%, 5-19-26 (A)	3,000	3,011

Utilities – 1.1%
Ausgrid Finance Pty Ltd. 3.850%, 5-1-23 (A)	4,400	4,611

Total Australia – 1.8%		$7,622
Austria

Consumer Staples – 1.4%
ESAL GmbH (GTD by JBS S.A. and JBS Hungary Holdings Kft.) 6.250%, 2-5-23 (A)(B)	2,025	1,987
JBS Investments II GmbH (GTD by JBS S.A.):
7.000%, 1-15-26 (A)	1,500	1,495
5.750%, 1-15-28 (A)	2,300	2,232

		5,714

Total Austria – 1.4%		$5,714
Bermuda

Consumer Staples – 0.7%
Bacardi Ltd. 4.450%, 5-15-25 (A)	2,800	2,943

Energy – 0.3%
GeoPark Ltd. 5.500%, 1-17-27 (A)	2,350	1,116

Total Bermuda – 1.0%		$4,059
Brazil

Energy – 0.0%
Lancer Finance Co. (SPV) Ltd. 5.850%, 12-12-16 (A)(C)	987	—	*

Financials – 0.0%
Banco Cruzeiro do Sul S.A. 8.500%, 2-20-15 (A)(C)	9,000	45

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Industrials – 0.3%
Cosan Ltd. 5.500%, 9-20-29 (A)	$1,650	$1,341

Materials – 2.5%
CSN Resources S.A. 7.625%, 2-13-23 (A)	1,800	1,251
Fibria Overseas Finance Ltd. 4.000%, 1-14-25	2,000	1,850
Suzano Austria GmbH 6.000%, 1-15-29	2,000	1,865
Unigel Luxembourg S.A. 8.750%, 10-1-26 (A)	1,350	796
Vale Overseas Ltd. 6.250%, 8-10-26	3,850	4,158

		9,920

Utilities – 0.5%
Aegea Finance S.a.r.l. 5.750%, 10-10-24 (A)	2,300	2,116

Total Brazil – 3.3%		$13,422
Canada

Energy – 0.5%
TransCanada PipeLines Ltd. 4.250%, 5-15-28	2,000	2,043

Financials – 1.9%
Canadian Imperial Bank of Commerce 3.500%, 9-13-23	5,000	5,286
Royal Bank of Canada:
3.700%, 10-5-23	750	790
4.650%, 1-27-26	1,500	1,568

		7,644

Materials – 0.5%
First Quantum Minerals Ltd.:
6.500%, 3-1-24 (A)	1,350	1,121
6.875%, 3-1-26 (A)	1,200	963

		2,084

Total Canada – 2.9%		$11,771
Cayman Islands

Financials – 1.2%
Grupo Aval Ltd. 4.375%, 2-4-30 (A)	1,300	1,043
Itau Unibanco Holdings S.A.:
3.250%, 1-24-25 (A)	1,230	1,147
4.625%, 8-27-68 (A)	3,420	2,796

		4,986

Industrials – 0.6%
DP World Crescent Ltd. 3.875%, 7-18-29	1,150	971
LATAM Finance Ltd. 7.000%, 3-1-26 (A)	3,900	1,777

		2,748

Total Cayman Islands – 1.8%		$7,734

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Chile

Consumer Discretionary – 0.7%
Saci Falabella:
3.750%, 4-30-23	$1,850	$1,753
4.375%, 1-27-25 (A)	1,000	949

		2,702

Energy – 0.5%
GeoPark Ltd. 6.500%, 9-21-24 (A)	3,600	2,043

Financials – 0.7%
Banco del Estado de Chile 2.704%, 1-9-25 (A)	1,500	1,396
Banco Santander Chile
2.500%, 12-15-20 (A)	1,600	1,588

		2,984

Materials – 1.1%
Celulosa Arauco y Constitucion S.A. 4.500%, 8-1-24	4,800	4,512

Utilities – 0.8%
AES Gener S.A. 6.350%, 10-7-79 (A)	1,350	1,026
Enel Chile S.A. 4.875%, 6-12-28	2,080	2,051

		3,077

Total Chile – 3.8%		$15,318
China

Communication Services – 1.0%
Tencent Holdings Ltd. 2.985%, 1-19-23 (A)	1,800	1,835
Weibo Corp. 3.500%, 7-5-24	1,900	1,900

		3,735

Consumer Discretionary – 1.1%
Alibaba Group Holding Ltd.:
2.800%, 6-6-23	1,600	1,627
3.400%, 12-6-27	3,000	3,148

		4,775

Energy – 0.5%
Sinopec Group Overseas Development (2018) Ltd. 4.125%, 9-12-25 (A)	2,000	2,178

Total China – 2.6%		$10,688

Columbia

Financials – 0.6%
Banco de Bogota S.A. 5.375%, 2-19-23 (A)	2,000	1,945
Bancolombia S.A. 3.000%, 1-29-25	660	591

		2,536

2020	ANNUAL REPORT	29

SCHEDULE OF INVESTMENTS	IVY GLOBAL BOND FUND (in thousands)

MARCH 31, 2020

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Utilities – 1.0%
Empresas Publicas de Medellin E.S.P.:
8.375%, 2-1-21 (D)	COP	10,238,000	$2,526
4.250%, 7-18-29 (A)		$1,900	1,619

			4,145

Total Columbia – 1.6%			$6,681
Denmark

Financials – 0.8%
Danske Bank A.S.:
5.000%, 1-12-22 (A)		1,150	1,177
2.700%, 3-2-22 (A)		2,000	1,912

			3,089

Total Denmark – 0.8%			$3,089
France

Consumer Staples – 0.2%
Pernod Ricard S.A. 4.250%, 7-15-22 (A)		750	756

Financials – 0.7%
BNP Paribas S.A. 7.625%, 12-29-49 (A)		3,000	2,929

Total France – 0.9%			$3,685
Hong Kong

Financials – 0.4%
AIA Group Ltd. 3.375%, 4-7-30 (A)		300	303
Bangkok Bank Public Co. Ltd. 4.050%, 3-19-24 (A)		1,200	1,266

			1,569

Total Hong Kong – 0.4%			$1,569
India

Communication Services – 0.1%
Network i2i Ltd. 5.650%, 4-15-68 (A)		750	604

Utilities – 1.0%
Adani Electricity Mumbai Ltd. 3.949%, 2-12-30 (A)		1,180	967
Adani Green Energy (UP) Ltd., Parampujya Solar Energy Private Ltd. and Prayatna Developers Private Ltd. 6.250%, 12-10-24 (A)		1,900	1,673
Greenko Mauritius Ltd. 6.250%, 2-21-23 (A)		1,350	1,198

			3,838

Total India – 1.1%			$4,442

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Indonesia

Utilities – 1.5%
Perusahaan Listrik Negara:
5.450%, 5-21-28 (A)	$1,100	$1,148
5.375%, 1-25-29 (A)	4,800	4,992

		6,140

Total Indonesia – 1.5%		$6,140
Isle of Man

Consumer Discretionary – 0.8%
GOHL Capital Ltd. 4.250%, 1-24-27	4,000	3,280

Total Isle of Man – 0.8%		$3,280
Japan

Financials – 2.0%
Mitsubishi UFJ Financial Group, Inc. 3.287%, 7-25-27	1,500	1,556
Mizuho Financial Group, Inc. 3.170%, 9-11-27	1,500	1,504
Sumitomo Mitsui Financial Group, Inc.:
3.748%, 7-19-23	2,650	2,765
3.936%, 10-16-23	2,000	2,104

		7,929

Total Japan – 2.0%		$7,929
Luxembourg

Consumer Staples – 0.2%
Minerva Luxembourg S.A. 5.875%, 1-19-28 (A)	900	790

Industrials – 0.9%
Rumo Luxembourg S.a.r.l. 7.375%, 2-9-24 (A)(B)	3,550	3,550

Materials – 0.2%
VM Holding S.A. 5.375%, 5-4-27 (A)	974	753

Total Luxembourg – 1.3%		$5,093
Macau

Consumer Discretionary – 0.3%
Sands China Ltd. 5.125%, 8-8-25	1,400	1,316

Total Macau – 0.3%		$1,316
Mauritius

Industrials – 0.3%
HTA Group Ltd. 9.125%, 3-8-22 (A)	1,200	1,116

Total Mauritius – 0.3%		$1,116

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Mexico

Communication Services – 0.3%
Axtel S.A.B. de C.V. 6.375%, 11-14-24 (A)	$1,350	$1,114

Consumer Staples – 0.7%
Grupo Bimbo S.A.B. de C.V.:
4.875%, 6-30-20 (A)	597	602
3.875%, 6-27-24 (A)	2,300	2,268

		2,870

Energy – 0.5%
Petroleos Mexicanos 6.490%, 1-23-27 (A)	2,600	1,918

Financials – 1.6%
Banco Santander (Mexico) S.A. 5.950%, 10-1-28 (A)	850	784
Banco Santander S.A. 4.125%, 11-9-22 (A)	5,100	4,945
Credito Real S.A.B. de C.V. 9.500%, 2-7-26 (A)	1,200	981

		6,710

Industrials – 0.6%
Aerovias de Mexico S.A. de C.V. (GTD by Grupo Aeromexico S.A.B. de C.V.) 7.000%, 2-5-25 (A)	4,350	1,305
Alfa S.A.B. de C.V. 5.250%, 3-25-24 (A)	1,400	1,312

		2,617

Materials – 2.4%
CEMEX S.A.B. de C.V.:
6.125%, 5-5-25 (A)	3,000	2,662
7.750%, 4-16-26 (A)	500	448
Cydsa S.A.B. de C.V. 6.250%, 10-4-27 (A)	2,000	1,480
Grupo Cementos de Chihuahua S.A.B. de C.V. 5.250%, 6-23-24 (A)	2,000	1,840
Industrias Penoles S.A.B. de C.V. 4.150%, 9-12-29 (A)	1,300	1,148
Orbia Advance Corp. S.A.B. de C.V. 4.000%, 10-4-27 (A)	2,300	2,001

		9,579

Total Mexico – 6.1%		$24,808
Netherlands

Communication Services – 1.3%
VTR Finance B.V. 6.875%, 1-15-24 (A)	5,885	5,341

Consumer Discretionary – 0.5%
Prosus N.V. 3.680%, 1-21-30 (A)(B)	2,190	1,982

30	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	IVY GLOBAL BOND FUND (in thousands)

MARCH 31, 2020

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Consumer Staples – 0.9%
MARB BondCo plc (GTD by Marfrig Global Foods S.A., Marfrig Overseas Ltd. and Marfrig Holdings (Europe) B.V.) 7.000%, 3-15-24 (A)	$3,850	$3,436

Financials – 1.3%
Enel Finance International N.V. 4.625%, 9-14-25 (A)	3,350	3,540
Syngenta Finance N.V. 5.182%, 4-24-28 (A)	1,725	1,473

		5,013

Health Care – 0.9%
Teva Pharmaceutical Finance Netherlands II B.V. (GTD by Teva Pharmaceutical Industries Ltd.) 7.125%, 1-31-25 (A)	1,300	1,286
Teva Pharmaceutical Finance Netherlands III B.V. (GTD by Teva Pharmaceutical Industries Ltd.):
2.800%, 7-21-23	1,400	1,277
6.750%, 3-1-28(B)	1,200	1,164

		3,727

Materials – 0.4%
Braskem Netherlands B.V.:
4.500%, 1-10-28 (A)	1,000	791
4.500%, 1-31-30 (A)	1,200	935

		1,726

Total Netherlands – 5.3%		$21,225
Nigeria

Financials – 0.5%
Africa Finance Corp. 4.375%, 4-17-26 (A)	1,900	1,853

Total Nigeria – 0.5%		$1,853
Norway

Energy – 1.3%
Aker BP ASA:
6.000%, 7-1-22 (A)	1,900	1,700
4.750%, 6-15-24 (A)	1,950	1,636
3.750%, 1-15-30 (A)	2,600	1,946

		5,282

Total Norway – 1.3%		$5,282
Peru

Financials – 1.3%
Banco de Credito del Peru 4.250%, 4-1-23 (A)	1,350	1,330
Banco Internacional del Peru S.A. 3.250%, 10-4-26 (A)	3,000	2,640
Corporacion Financiera de Desarrolla S.A. 4.750%, 2-8-22 (A)	1,350	1,350

		5,320

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Utilities – 1.0%
Fenix Power Peru S.A. 4.317%, 9-20-27 (B)	$1,616	$1,436
Inkia Energy Ltd. 5.875%, 11-9-27 (A)	2,000	1,755
Kallpa Generacion S.A. 4.875%, 5-24-26 (A)	1,000	948

		4,139

Total Peru – 2.3%		$9,459
Qatar

Energy – 0.0%
Ras Laffan Liquefied Natural Gas Co. Ltd. II 5.298%, 9-30-20 (A)	212	214

Total Qatar – 0.0%		$214
Singapore

Consumer Staples – 2.1%
Olam International Ltd. 7.500%, 8-12-20	8,650	8,391

Total Singapore – 2.1%		$8,391
South Korea

Communication Services – 0.1%
SK Telecom Co. Ltd. 3.750%, 4-16-23 (A)	500	527

Financials – 1.1%
Hyundai Capital Services, Inc. 3.000%, 8-29-22 (A)	2,100	2,088
Korea Development Bank 3.250%, 2-19-24	2,300	2,439

		4,527

Total South Korea – 1.2%		$5,054
Spain

Financials – 1.0%
Banco Santander S.A. 2.706%, 6-27-24	4,000	3,961

Total Spain – 1.0%		$3,961
Switzerland

Financials – 0.4%
Credit Suisse Group AG 4.282%, 1-9-28 (A)	1,800	1,843

Total Switzerland – 0.4%		$1,843
Turkey

Industrials – 1.0%
Koc Holding A.S. 6.500%, 3-11-25 (A)	4,300	3,966

Total Turkey – 1.0%		$3,966

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
United Arab Emirates

Consumer Discretionary – 0.5%
GEMS MENASA Cayman Ltd. and GEMS Education Delaware LLC 7.125%, 7-31-26 (A)	$2,300	$1,915

Energy – 0.2%
Abu Dhabi National Energy Co. 4.375%, 4-23-25 (A)	600	603

Financials – 0.5%
ICICI Bank Ltd. 4.000%, 3-18-26 (A)	2,000	1,930

Total United Arab Emirates – 1.2%		$4,448
United Kingdom

Consumer Staples – 0.6%
Imperial Tobacco Finance plc 3.750%, 7-21-22 (A)	2,300	2,299
MARB BondCo plc 6.875%, 1-19-25 (A)	200	180

		2,479

Financials – 3.0%
ANZ New Zealand International Ltd. 3.450%, 1-21-28 (A)	1,300	1,318
Barclays plc 4.337%, 1-10-28	1,800	1,831
HSBC Holdings plc 4.583%, 6-19-29	1,900	2,022
Royal Bank of Scotland Group plc (The) 6.000%, 12-19-23	2,000	2,078
State Bank of India:
4.375%, 1-24-24 (A)	2,500	2,464
4.875%, 4-17-24 (A)	2,300	2,326

		12,039

Total United Kingdom – 3.6%		$14,518
United States

Communication Services – 2.0%
T-Mobile USA, Inc. 6.000%, 3-1-23	8,097	8,142

Consumer Discretionary – 0.6%
Volkswagen Group of America, Inc. 4.250%, 11-13-23 (A)	2,500	2,470

Consumer Staples – 2.6%
Anheuser-Busch InBev Worldwide, Inc. (GTD by AB INBEV/BBR/COB) 4.000%, 4-13-28	2,850	3,009
Bunge Ltd. Finance Corp. 3.500%, 11-24-20	2,500	2,521
Keurig Dr Pepper, Inc. 4.597%, 5-25-28	2,800	3,066
Reynolds American, Inc. 4.450%, 6-12-25	2,000	2,037

		10,633

2020	ANNUAL REPORT	31

SCHEDULE OF INVESTMENTS	IVY GLOBAL BOND FUND (in thousands)

MARCH 31, 2020

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Financials – 5.9%
Bank of America Corp. 3.593%, 7-21-28	$3,175	$3,250
BBVA Bancomer S.A.:
6.500%, 3-10-21 (A)	421	422
5.875%, 9-13-34 (A)	2,500	2,086
Citigroup, Inc. 3.520%, 10-27-28	3,125	3,129
Cooperatieve Rabobank U.A. 3.125%, 4-26-21	1,750	1,763
Ford Motor Credit Co. LLC 3.096%, 5-4-23	2,500	2,213
Goldman Sachs Group, Inc. (The) 3.814%, 4-23-29	2,600	2,688
Industrial and Commercial Bank of China Ltd. 2.957%, 11-8-22	750	782
JPMorgan Chase & Co.:
3.540%, 5-1-28	2,132	2,249
4.000%, 10-1-68	1,250	1,068
TerraForm Global Operating LLC (GTD by TerraForm Global LLC) 6.125%, 3-1-26 (A)	1,300	1,267
Wells Fargo & Co. 4.300%, 7-22-27	3,000	3,216

		24,133

Health Care – 1.3%
Bayer U.S. Finance II LLC 4.250%, 12-15-25 (A)	2,000	2,078
Fresenius U.S. Finance II, Inc.:
4.250%, 2-1-21 (A)	300	301
4.500%, 1-15-23 (A)	2,925	2,940

		5,319

Industrials – 0.9%
Azul Investments LLP 5.875%, 10-26-24 (A)	2,000	1,100
BAE Systems Holdings, Inc. 3.800%, 10-7-24 (A)	2,225	2,312

		3,412

Materials – 1.8%
Freeport-McMoRan, Inc. 4.250%, 3-1-30	3,750	3,258
Glencore Funding LLC 4.125%, 3-12-24 (A)	2,700	2,482
GUSAP III L.P. 4.250%, 1-21-30 (A)	1,900	1,677

		7,417

Real Estate – 1.4%
Aircastle Ltd. 4.400%, 9-25-23	2,800	2,707
Crown Castle International Corp. 4.000%, 3-1-27	3,000	3,092

		5,799

Total United States – 16.5%		$67,325

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Venezuela

Financials – 0.8%
Corporacion Andina de Fomento 3.250%, 2-11-22	$3,250	$3,370

Total Venezuela – 0.8%		$3,370
Vietnam

Energy – 0.3%
Mong Duong Finance Holdings B.V. 5.125%, 5-7-29 (A)	1,350	1,138

Total Vietnam – 0.3%		$1,138

TOTAL CORPORATE DEBT SECURITIES – 74.3%		$302,385
(Cost: $337,214)

OTHER GOVERNMENT SECURITIES (E)
Argentina – 0.7%
Republic of Argentina:
6.875%, 4-22-21	6,050	1,739
5.625%, 1-26-22	3,550	1,030

		2,769

Columbia – 1.1%
Republic of Colombia:
2.625%, 3-15-23	2,400	2,325
3.000%, 1-30-30	2,300	2,096

		4,421

Indonesia – 2.9%
Republic of Indonesia:
3.750%, 4-25-22 (A)	7,000	7,041
2.950%, 1-11-23	4,800	4,755

		11,796

Israel – 0.3%
Israel Government Bond 2.750%, 7-3-30	1,300	1,300

Mexico – 1.2%
United Mexican States:
4.150%, 3-28-27	2,000	2,044
3.250%, 4-16-30	3,100	2,906

		4,950

Panama – 0.5%
Republic of Panama 3.750%, 4-17-26	1,900	1,919

Poland – 0.3%
Republic of Poland 5.125%, 4-21-21	1,250	1,295

OTHER GOVERNMENT SECURITIES (E) (Continued)	Principal	Value
Qatar – 2.1%
Qatar Government Bond:
2.375%, 6-2-21 (A)	$4,000	$3,978
3.875%, 4-23-23	2,300	2,372
3.250%, 6-2-26 (A)	2,000	2,028

		8,378

Saudi Arabia – 1.0%
Saudi Arabia Government Bond:
2.375%, 10-26-21 (A)	2,250	2,222
2.875%, 3-4-23 (A)	2,000	1,995

		4,217

South Africa – 0.3%
Republic of South Africa 4.875%, 4-14-26	1,200	1,069

Turkey – 0.6%
Turkey Government Bond 6.350%, 8-10-24	2,550	2,416

Uruguay – 0.4%
Republica Orient Uruguay 4.500%, 8-14-24 (B)	1,350	1,426

TOTAL OTHER GOVERNMENT SECURITIES – 11.4%		$45,956
(Cost: $53,454)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS
United States – 0.1%
Federal Home Loan Mortgage Corp. Fixed Rate Participation Certificates 4.500%, 10-1-35	285	312
Federal National Mortgage Association Fixed Rate Pass-Through Certificates 5.000%, 3-1-22	10	10

		322

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 0.1%		$322
(Cost: $288)

UNITED STATES GOVERNMENT OBLIGATIONS
United States – 13.2%
U.S. Treasury Notes:
1.875%, 10-31-22	1,600	1,666
1.500%, 1-15-23	6,950	7,188
2.125%, 3-31-24	6,500	6,962
2.125%, 9-30-24	6,900	7,443
2.875%, 7-31-25	1,855	2,094
2.250%, 11-15-25	6,450	7,085
2.375%, 5-15-27	5,100	5,755
2.250%, 11-15-27	4,400	4,950
2.875%, 5-15-28	7,000	8,257
1.750%, 11-15-29	2,000	2,198

		53,598

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 13.2%		$53,598
(Cost: $48,498)

32	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	IVY GLOBAL BOND FUND (in thousands)

MARCH 31, 2020

SHORT-TERM SECURITIES	Shares	Value
Money Market Funds (F) – 1.7%
State Street Institutional U.S. Government Money Market Fund – Premier Class 0.310%	2,437	$2,437
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares 0.390% (G)	4,668	4,668

		7,105

TOTAL SHORT-TERM SECURITIES – 1.7%		$7,105
(Cost: $7,105)

TOTAL INVESTMENT SECURITIES – 100.7%		$409,366
(Cost: $446,559)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.7)%		(2,936)

NET ASSETS – 100.0%		$406,430

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2020 the total value of these securities amounted to $194,326 or 47.8% of net assets.

(B)	All or a portion of securities with an aggregate value of $5,240 are on loan.

(C)	Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

(D)	Principal amounts are denominated in the indicated foreign currency, where applicable (COP—Columbian Peso).

(E)	Other Government Securities may include emerging markets sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities.

(F)	Rate shown is the annualized 7-day yield at March 31, 2020.

(G)	Investment made with cash collateral received from securities on loan.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Corporate Debt Securities	$—	$302,385	$—
Other Government Securities	—	45,956	—
United States Government Agency Obligations	—	322	—
United States Government Obligations	—	53,598	—
Short-Term Securities	7,105	—	—
Total	$7,105	$402,261	$—

The following acronym is used throughout this schedule:

GTD = Guaranteed

2020	ANNUAL REPORT	33

SCHEDULE OF INVESTMENTS	IVY GLOBAL BOND FUND (in thousands)

MARCH 31, 2020

Market Sector Diversification
(as a % of net assets)
Financials	26.4%
United States Government and Government Agency Obligations	13.3%
Other Government Securities	11.4%
Consumer Staples	9.4%
Materials	8.9%
Utilities	6.9%
Energy	5.1%
Communication Services	4.8%
Industrials	4.7%
Consumer Discretionary	4.5%
Health Care	2.2%
Real Estate	1.4%
Other+	1.0%

+	Includes liabilities (net of cash and other assets), and cash equivalents

See Accompanying Notes to Financial Statements.

34	ANNUAL REPORT	2020

MANAGEMENT DISCUSSION	IVY GLOBAL EQUITY INCOME FUND

(UNAUDITED)

Robert E. Nightingale

Christopher J. Parker

Below, Robert E. Nightingale and Christopher Parker, CFA, portfolio managers of Ivy Global Equity Income Fund, discuss positioning, performance and results for the fiscal year ended March 31, 2020. Mr. Nightingale has managed the Fund since its inception in June 2012, and has 24 years of industry experience. Mr. Parker was named portfolio manager to the Fund in February 2018 and has 24 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended March 31, 2020
Ivy Global Equity Income Fund (Class A shares at net asset value)	-16.11%
Ivy Global Equity Income Fund (Class A shares including sales charges)	-20.96%

Benchmark and Morningstar Category
FTSE All-World High Dividend Yield Index	-18.68%
(generally reflects the performance of securities with higher-than-average dividend yields in the global market)
Morningstar World Large Stock Category Average	-11.91%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses, while index returns do not include any such fees. The performance discussion below is at net asset value (NAV).

A year in review

It is hard to believe that midway through the most recent quarter, U.S. indices were at record highs. Optimism was high as the U.S.-China trade war was waning, monetary policy was a tailwind, employment was at record levels, wages were growing at a sustainable level and confidence was high. Industrial activity had clearly slowed as a result of a slowdown within China and uncertainty created by trade frictions. However, with a phase one trade agreement reached, the consensus view was the industrial economy would return to growth within the next few quarters. At that point, COVID-19 was something financial markets were aware of, but it was largely viewed as something that started in China and would stay in China given that country’s aggressive actions to contain the virus.

Despite efforts to minimize COVID-19 transmission, new cases began to occur outside of China. The transmissibility and virulence of this particular virus caused it to rapidly escalate from a regional outbreak into a global pandemic. In order to prevent COVID-19 from becoming a humanitarian crisis of historic proportions, governments around the world have taken the unprecedented action of shutting down much of the economy.

This extraordinary set of moves led to a nearly unprecedented economic disruption to the global economy. Second quarter gross domestic product will likely decline at a pace not seen since the great depression. The blow was of sufficient impact on unemployment that it strained the capabilities of systems in place to process such claims. Financial markets reflected the downside risk of a humanitarian and economic crisis with stunning velocity. Liquidity in the deepest of markets — U.S. Treasuries — failed to keep up with the pace of activity, and equities plummeted, producing the fastest bear market on record.

Staring into this abyss, policymakers and politicians reacted with genuinely staggering effect, both in terms of the scope and depth of programs and actions announced and implemented. Realistically, we do not believe these actions can prevent the coming recession. The depth of the economic decline in the second quarter is expected to lead to a considerable decline in full-year economic output despite the support measures enacted. However, these programs offer assistance to mitigate firms and individuals from some of the pain. As this has occurred, markets have recovered from the deepest point of the selloff. From here, the path forward is expected to be uneven, and progress and setbacks are both likely.

Fund contributors and detractors

The Fund outperformed its benchmark but underperformed its Morningstar peer group average during the past fiscal year ending March 31, 2020. Performance relative to the index was primarily driven by effective stock selection. Sector allocation and geographic allocation were largely neutral versus the benchmark. Currency had a positive relative effect, though we view currency as a residual effect of stock selection and sector allocation decisions.

Sectors that outperformed were those typically less adversely impacted by the economic downturn, including health care, consumer staples, utilities and communication services. Information technology was the one exception of an economically sensitive sector that outperformed. Energy was the worst performing sector due to a significant sell-off in the final quarter

2020	ANNUAL REPORT	35

of the fiscal year, sparked by a negative shift in the supply-demand balance from weakening demand due to COVID-19 and rising supply due to a Saudi Arabia-Russia price war. Materials, consumer discretionary and financial services were the other sectors that lagged the benchmark.

Stock selection was especially strong in the information technology, energy, industrials, health care and consumer discretionary sectors. Stock selection within financials was the only notable detractor from Fund performance. Within financials, stock selection within the banking industry was a drag on performance, with much of that drag from Europe and Asia Ex-Japan. Sector allocation benefitted from the Fund’s overweight positioning in health care, information technology and utilities. The Fund’s underweight position in consumer discretionary also contributed positively to performance. The Fund’s overweight in energy was the most substantial detractor to relative performance, while the Fund’s underweight in communication services also hurt performance relative to benchmark. Geographic allocation was largely neutral, with no particular over or underweight regional positions acting as substantial contributors. Stock selection from a geographic perspective was a tailwind to performance versus the benchmark, with Europe, North America and Asia Ex-Japan all adding to relative performance.

From an individual stock point of view, the most significant positive relative contributors were Taiwan Semiconductor Manufacturing Co. Ltd., AstraZeneca plc, Lockheed Martin Corp., ENEL S.p.A., Cisco Systems, Inc. and Wal-Mart Stores, Inc. Not owning ExxonMobil was also a large positive contributor to performance. Taiwan Semiconductor, the leading global contract manufacturer of semiconductor chips, benefited from positive inflections in demand in several of company’s business lines, including mobile, internet of things and cloud computing. This was driven in part by the company’s position in leading-edge semiconductor manufacturing nodes. Shares in AstraZeneca benefitted from a positive inflection in revenue growth and operating income, driven by strong growth in several recently launched products as well as several favorable late stage trial results. Lockheed Martin’s (the largest U.S. defense contractor) shares performed well, with the rebound driven by improved confidence in the sustainability of U.S. defense spending. ENEL, a global diversified utility, performed well as the company continued to outline a strong and growing backlog of renewables focused power generation projects in several of its geographies. This provided greater confidence around the sustainability of growth and returns, which drove an improvement in the company’s valuation. Shares in Walmart benefitted from a shift of consumer spending to essential items, and particularly a shift of food purchases toward grocery and at-home consumption versus away-from-home dining establishments.

The greatest sources of negative relative performance were ING Groep N.V., Certificaten Van Aandelen, CNOOC Ltd., Banco Santander S.A., PT Bank Mandiri (Persero) Tbk, and Suncor Energy, Inc. The Fund no longer holds Banco Santander S.A. or Suncor Energy, Inc. The Fund’s positions in ING Groep and Banco Santander underperformed due to concerns that European economies will experience a sharp recession in the coming quarters due to the lockdown and social distancing measures. Such a shock could significantly reduce the demand for credit while coincidentally causing bank’s bad debt expenses to spike sharply — leading to an impactful reduction in the intermediate-term earnings outlook. Suncor and CNOOC experienced weak performance as the supply/demand outlook for crude oil deteriorated significantly in recent months. The impact of isolation and social distancing efforts has caused an unprecedented decline in demand for crude, whilst the OPEC+ coalition appeared on the brink of increasing supply after talks on supply cuts fell apart in early March. Bank Mandiri has underperformed on concerns that the global and regional response to COVID-19 will cause a substantial deceleration in loan growth and a sharp rise in bad debt in Indonesia, which could significantly weaken earnings power relative to prior expectations. Performance in Bank Mandiri has also been negatively impacted by a notable weakening in the Indonesian rupiah.

Positioning

The Fund’s largest overweight positions from a sector perspective are in health care and information technology. The scope of the Fund’s overweight in health care has grown over the last few quarters as we believe the risk-reward in this sector has improved as compared to other sectors that feature similar stable growth dynamics. The Fund’s overweight in health care is largely comprised of positions in pharmaceutical companies where we believe the level and duration of growth in revenue and earnings is insufficiently reflected in valuations. We believe shares in each of the companies owned within pharmaceuticals and biotech have clear opportunities to outperform on substantial growth in existing products and/or attractive pipeline assets. We expect valuation of these securities to improve as investors begin to grasp the scope of revenue and earnings uplift. The Fund’s overweight positions in information technology are focused on companies with superior competitive positioning, attractive intermediate and/or long-term secular growth, highly sustainable capital structures — often net cash and free cash flow generative even at cyclical troughs — and attractive valuations. It is true that certain areas within technology will be temporarily disrupted by the impact of COVID-19 restrictions on business and activity. For example, smart phone sales are likely to be temporarily depressed in an environment where retail stores in numerous markets are shuttered. However, we believe the combination of an upcoming 5G handset cyclical and an aging installed base of phones will eventually drive a multi-year upcycle in sales after three years of weak volumes.

36	ANNUAL REPORT	2020

Our investment approach remains steadfastly focused on investing in what we believe are quality businesses with favorable near and intermediate fundamentals, generally stable to rising dividends and attractive valuations. This approach is consistent across sectors and geographies. The core of our approach is based on stock selection as the key driver of portfolio inclusion and construction. As such, we do not significantly adjust portfolio positioning based on our short-term economic outlook or other factors that could impact a company’s earnings outlook over the short run. However, a core part of our focus is on finding quality businesses we believe are mispriced due to these shorter-term market dislocations or other factors the market has underappreciated.

More recently, this approach has led us to look at opportunities in companies that we believe are at “ground zero” of the COVID-19 economic shock. While the shape of the recovery is still less than certain, many stocks in the areas most directed impacted by stay-in-place and social distancing directives have suffered severe reductions in market value. This reduction in market value may be somewhat proportionate to the reduction in actual business value in some cases. However, in certain cases the reduction in market value is disproportionately negative versus the long-term impact on business value — in spite of what is likely to be a steep hit to company earnings. As was the case when the broader market sold-off in late 2018, we look to capitalize on often indiscriminate short-term fear to acquire positions in companies that meet the characteristics we seek in each stock in which the Fund invests.

Outlook

2020 will be a year we remember as a time of quarantines, lockdowns, social distancing, working from home, digital learning and so many other new experiences. Undoubtedly this unusual moment will drive new areas of opportunity for well-positioned businesses. Conversely, one could see COVID-19 as a key moment impacting the trajectory of business travel, commercial real estate and many legacy models of behavior that will need to adopt and re-calibrate to a new world.

From a broader geopolitical point of view, the willingness and ability to respond to the COVID-19 induced economic infarction has been quite uneven. On one end of the spectrum, the U.S., China and the U.K. (to name a few) have taken aggressive action in response to the pandemic. We anticipate these countries will experience less severe intermediate-term pressure on growth and output. Other countries or economic blocs, such as the EU and many emerging-market nations, lack the mechanisms, cohesion and/or sheer monetary and fiscal brute force needed to manage current downside risks. We anticipate the recovery in some of these areas to be more sluggish in scale and scope.

Our broad view is for a sharp decline in near-term economic activity and corporate earnings, followed by a steep (though partial) snapback. From that point, we expect a moderate pace of recovery as is typical following most downturns. As is also typical, we believe that the pacing of growth will be quite heterogeneous across companies, sectors and regions as adjustments occur to new realities, opportunities and uncertainties. One key uncertainty during this recovery will be the timing of treatments and vaccines that become available for COVID-19, as well as the risk of a second round of infections that leads to another series of quarantines and social distancing. Such an environment may offer substantial attractive investment opportunities for well-positioned businesses that can be acquired at valuations that may fail to reflect either new opportunities or excessively discount short-term uncertainties.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. The value of the Fund’s shares will change, and you could lose money on your investment.

International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. The value of the Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Focusing on a single geographic region involves increased currency, political, regulatory and other risks. These risks are magnified in emerging markets.

Dividend-paying stocks may fall out of favor with investors and underperform non-dividend paying stocks and the market as a whole. In addition, dividend-paying companies may not pay dividends in the future; such dividends, if declared, may not remain at current levels or increase over time. The amount of any dividend the company may pay may fluctuate significantly. Dividend-paying stocks can decline in value when interest rates rise; this risk may be greater during the current period of historically low interest rates. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Global Equity Income Fund.

2020	ANNUAL REPORT	37

PORTFOLIO HIGHLIGHTS	IVY GLOBAL EQUITY INCOME FUND

ALL DATA IS AS OF MARCH 31, 2020 (UNAUDITED)

Asset Allocation

Stocks	98.9%
Financials	20.2%
Health Care	20.1%
Information Technology	12.1%
Consumer Staples	11.7%
Industrials	9.7%
Utilities	8.9%
Energy	4.8%
Materials	4.4%
Communication Services	3.8%
Consumer Discretionary	3.2%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	1.1%

Country Weightings

Europe	43.5%
France	12.3%
United Kingdom	10.5%
Switzerland	8.1%
Other Europe	12.6%
North America	37.3%
United States	35.7%
Other North America	1.6%
Pacific Basin	18.1%
Japan	4.9%
Taiwan	3.6%
Other Pacific Basin	9.6%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	1.1%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Verizon Communications, Inc.	United States	Communication Services	Integrated Telecommunication Services
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	Information Technology	Semiconductors
AstraZeneca plc	United Kingdom	Health Care	Pharmaceuticals
Nestle S.A., Registered Shares	Switzerland	Consumer Staples	Packaged Foods & Meats
Roche Holdings AG, Genusscheine	Switzerland	Health Care	Pharmaceuticals
Procter & Gamble Co. (The)	United States	Consumer Staples	Household Products
Cisco Systems, Inc.	United States	Information Technology	Communications Equipment
ENEL S.p.A.	Italy	Utilities	Electric Utilities
Philip Morris International, Inc.	United States	Consumer Staples	Tobacco
Samsung Electronics Co. Ltd.	South Korea	Information Technology	Technology Hardware, Storage & Peripherals

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

38	ANNUAL REPORT	2020

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY GLOBAL EQUITY INCOME FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E	Class I	Class N	Class R	Class Y
1-year period ended 3-31-20	-20.96%	-19.91%	-16.75%	-18.14%	-15.90%	-15.76%	-16.36%	-16.06%
5-year period ended 3-31-20	-1.44%	-1.08%	-0.92%	—	0.05%	0.21%	-0.53%	-0.18%
10-year period ended 3-31-20	—	—	—	—	—	—	—	—
Since Inception of Class through 3-31-20(5)	4.51%	4.59%	4.61%	-10.37%	5.66%	0.89%	3.27%	5.40%

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E Shares carry a maximum front-end sales load of 5.75% and 2.50%, respectively. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)

6-4-12 for Class A shares, 6-4-12 for Class B shares, 6-4-12 for Class C shares, 2-26-18 for Class E shares, 6-4-12 for Class I shares, 7-31-14 for Class N shares, 12-19-12 for Class R shares and 6-4-12 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2020	ANNUAL REPORT	39

SCHEDULE OF INVESTMENTS	IVY GLOBAL EQUITY INCOME FUND (in thousands)

MARCH 31, 2020

COMMON STOCKS	Shares	Value
Canada

Financials – 1.6%
Bank of Montreal	175	$8,816

Total Canada – 1.6%		$8,816
China

Energy – 1.4%
CNOOC Ltd.	7,090	7,368

Total China – 1.4%		$7,368
France

Energy – 2.4%
Total S.A. (A)	350	13,197

Financials – 3.3%
Axa S.A.	641	10,851
BNP Paribas S.A.	240	7,002

		17,853

Health Care – 2.2%
Sanofi-Aventis	135	11,729

Industrials – 4.4%
Schneider Electric S.A.	137	11,605
Vinci	145	11,812

		23,417

Total France – 12.3%		$66,196
Germany

Utilities – 3.1%
E.ON AG	889	9,115
RWE Aktiengesellschaft	290	7,575

		16,690

Total Germany – 3.1%		$16,690
Hong Kong

Utilities – 1.3%
Guangdong Investment Ltd.	3,779	7,251

Total Hong Kong – 1.3%		$7,251
Indonesia

Financials – 0.9%
PT Bank Mandiri (Persero) Tbk	17,224	4,897

Total Indonesia – 0.9%		$4,897
Ireland

Materials – 1.4%
CRH plc	272	7,354

Total Ireland – 1.4%		$7,354

COMMON STOCKS (Continued)	Shares	Value
Italy

Utilities – 2.9%
ENEL S.p.A.	2,278	$15,711

Total Italy – 2.9%		$15,711
Japan

Consumer Discretionary – 1.4%
Subaru Corp.	389	7,439

Financials – 3.5%
ORIX Corp.	589	7,030
Tokio Marine Holdings, Inc.	262	11,965

		18,995

Total Japan – 4.9%		$26,434
Macau

Consumer Discretionary – 1.8%
Sands China Ltd.	2,723	9,905

Total Macau – 1.8%		$9,905
Netherlands

Financials – 1.0%
ING Groep N.V., Certicaaten Van Aandelen	1,092	5,597

Health Care – 2.1%
Koninklijke Philips Electronics N.V., Ordinary Shares	284	11,662

Total Netherlands – 3.1%		$17,259
Norway

Consumer Staples – 1.1%
Mowi ASA	397	6,004

Total Norway – 1.1%		$6,004
Russia

Energy – 1.0%
PJSC LUKOIL ADR	91	5,374

Total Russia – 1.0%		$5,374
Singapore

Financials – 1.3%
DBS Group Holdings Ltd.	547	7,132

Total Singapore – 1.3%		$7,132
South Korea

Information Technology – 2.9%
Samsung Electronics Co. Ltd.	402	15,625

Total South Korea – 2.9%		$15,625

COMMON STOCKS (Continued)	Shares	Value
Switzerland

Consumer Staples – 3.3%
Nestle S.A., Registered Shares	173	$17,744

Financials – 1.6%
Zurich Financial Services, Registered Shares	24	8,502

Health Care – 3.2%
Roche Holdings AG, Genusscheine	55	17,578

Total Switzerland – 8.1%		$43,824
Taiwan

Information Technology – 3.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	2,160	19,445

Total Taiwan – 3.6%		$19,445
United Kingdom

Financials – 1.3%
3i Group plc	696	6,739

Health Care – 5.7%
AstraZeneca plc	204	18,138
GlaxoSmithKline plc	655	12,286

		30,424

Industrials – 1.5%
BAE Systems plc	1,238	7,953

Materials – 2.0%
Anglo American plc	635	11,134

Total United Kingdom – 10.5%		$56,250
United States

Communication Services – 3.8%
Verizon Communications, Inc.	381	20,462

Consumer Staples – 7.3%
Philip Morris International, Inc.	215	15,671
Procter & Gamble Co. (The)	153	16,789
Wal-Mart Stores, Inc.	64	7,298

		39,758

Financials – 5.7%
Citigroup, Inc.	299	12,603
KeyCorp	644	6,679
Morgan Stanley	338	11,475

		30,757

Health Care – 6.9%
Amgen, Inc.	55	11,130
CVS Caremark Corp.	221	13,123
Pfizer, Inc.	402	13,125

		37,378

40	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	IVY GLOBAL EQUITY INCOME FUND (in thousands)

MARCH 31, 2020

COMMON STOCKS (Continued)	Shares	Value
Industrials – 3.8%
Eaton Corp.	113	$8,798
Lockheed Martin Corp.	35	11,871

		20,669

Information Technology – 5.6%
Cisco Systems, Inc.	424	16,660
QUALCOMM, Inc.	206	13,952

		30,612

Materials – 1.0%
Eastman Chemical Co.	114	5,313

Utilities – 1.6%
Exelon Corp.	230	8,485

Total United States – 35.7%		$193,434

TOTAL COMMON STOCKS – 98.9%		$534,969
(Cost: $570,884)

SHORT-TERM SECURITIES	Shares	Value
Money Market Funds (B) – 2.1%
State Street Institutional U.S. Government Money Market Fund — Premier Class 0.310%	11,238	$11,238

TOTAL SHORT-TERM SECURITIES – 2.1%		$11,238
(Cost: $11,238)

TOTAL INVESTMENT SECURITIES – 101.0%		$546,207
(Cost: $582,122)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (1.0)%		(5,613)

NET ASSETS – 100.0%		$540,594

Notes to Schedule of Investments

(A)	All or a portion of securities with an aggregate value of $12,839 are on loan.

(B)	Rate shown is the annualized 7-day yield at March 31, 2020.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Communication Services	$20,462	$—	$—
Consumer Discretionary	—	17,344	—
Consumer Staples	39,758	23,748	—
Energy	—	25,939	—
Financials	39,573	69,715	—
Health Care	37,378	71,393	—
Industrials	20,669	31,370	—
Information Technology	30,612	35,070	—
Materials	5,313	18,488	—
Utilities	8,485	39,652	—
Total Common Stocks	$202,250	$332,719	$—
Short-Term Securities	11,238	—	—
Total	$213,488	$332,719	$—

The following acronym is used throughout this schedule:

ADR = American Depositary Receipts

2020	ANNUAL REPORT	41

SCHEDULE OF INVESTMENTS	IVY GLOBAL EQUITY INCOME FUND (in thousands)

MARCH 31, 2020

Market Sector Diversification

(as a % of net assets)
Financials	20.2%
Health Care	20.1%
Information Technology	12.1%
Consumer Staples	11.7%
Industrials	9.7%
Utilities	8.9%
Energy	4.8%
Materials	4.4%
Communication Services	3.8%
Consumer Discretionary	3.2%
Other+	1.1%

+	Includes liabilities (net of cash and other assets), and cash equivalents

See Accompanying Notes to Financial Statements.

42	ANNUAL REPORT	2020

MANAGEMENT DISCUSSION	IVY GLOBAL GROWTH FUND

(UNAUDITED)

Sarah C. Ross

Below, Sarah C. Ross, CFA, portfolio manager of the Ivy Global Growth Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2020. Ms. Ross has 24 years of industry experience and has managed the Fund since August 2014.

Fiscal Year Performance

For the 12 Months Ended March 31, 2020
Ivy Global Growth Fund (Class A shares at net asset value)	-11.62%
Ivy Global Growth Fund (Class A shares including sales charges)	-16.70%

Benchmark and Morningstar Category
MSCI World Index	-10.39%
(generally reflects the performance of securities markets around the world)
Morningstar World Large Stock Category Average	-11.91%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses, while index returns do not include any such fees. The performance discussion below is at net asset value (NAV).

A year in review

The twelve months ended March 31, 2020 was very much a bifurcated market. Global equity markets started the year strong, buoyed by a stable outlook for global growth and accommodative global central banks. As we entered 2020, markets took a radical turn downwards as COVID-19 began spreading across the world in the final quarter of the fiscal period. Global markets declined just over 10 percent for 12 months ended in March, up double digits in the first three quarters of the period, only to drop more than 20% in the final quarter of the period as COVID-19 ultimately reached global pandemic status in early March.

Growth continued its strong outperformance relative to value for the fiscal year in an even more pronounced fashion. The MSCI World Growth Index ended the period close to flat while the MSCI World Value Index was down approximately 19% in the period.

As 2019 progressed, central banks became more accommodative, with three interest rate cuts by the U.S. Federal Reserve (Fed) and continued quantitative easing in Europe. Increased global liquidity and a positive resolution of the U.S.-China trade war contributed to equity market strength through calendar year 2019. As COVID-19 began spreading aggressively in Hubei Province, China bore the initial brunt of the equity market pressure. However, by February the virus had begun spreading to other parts of Asia, Europe and the U.S. Chinese stock markets calmed while European and U.S. markets fell substantially. As China aggressively quarantined patients and shut down travel to and from Hubei Province, the health crisis stabilized in China but was worsening around the rest of the world. Between January and March 23, the U.S. stock market (more than half of the global benchmark allocation weighting) was down 30% before staging a strong rally on aggressive monetary policy. At fiscal year end, much of the world was practicing some form of social distancing. Some businesses have closed with local economies functioning at a fraction of their capacity prior to the health crisis. China, facing the health crisis first, is furthest along in reopening their economy. In most parts of China, individuals have returned to their workplace and restaurants and shops have reopened.

The impact of social distancing on the global economy has been profound. Unemployment is skyrocketing at a pace not seen in the past. The U.S. has 22 million unemployed, wiping out nearly a decade of job gains in weeks. Global gross domestic product (GDP) will be dramatically cut as the global economy shrinks rapidly and corporate earnings are under continued pressure. Despite all of this, equity markets staged a sharp rally at the end of March. The key driver of recent equity market strength is a result of aggressive, unprecedented global monetary stimulus put in place to back stop credit assets, offset lost income for individuals, finance small businesses that are temporarily shuttered, and reduce the potential for a negative, credit-driven tail risk.

Performance for the year

The Fund underperformed its benchmark index and performed in line with its Morningstar peer group average for the fiscal year ended March 31, 2020. Stock selection had a modest negative effect on performance, driven by poor selection in consumer staples and health care. On the other hand, stock selection was particularly strong in the consumer discretionary sector, followed by positive selection in energy and financials. Sector allocation was a modest benefit to relative performance as an overweight allocation to information technology and underweight allocations to materials and real estate drove relative gains. Airbus SE was the single largest detractor from performance, as it faced significant pressure

2020	ANNUAL REPORT	43

following the COVID-19 spread that materially reduced travel. While Airbus has more than five years of backlog and is gaining market share from Boeing, questions around the pace of future air travel remain. The Fund’s underweight allocation to Apple, Inc. was the second largest detractor. Partial offsets on the positive side included allocations to Amazon.com, Inc., Microsoft Corp., Ferrari N.V. and Dollar General Corp., which all performed well. Large recognizable brands, along with consumer-oriented firms filling basic needs during the pandemic, have benefited recently.

Outlook

We are currently in an unprecedented environment. Social distancing and restrictions on activities implemented to curb the spread of COVID-19 and to reduce the risk of hospital systems being overwhelmed is something we haven’t experienced on a global scale. Businesses and services around the world are being temporarily closed, and human behavior is changing in ways that may stay with us for some time. We are focused on what the world may look like coming out of this pandemic, attempting to protect assets from unintended risks in the near term and focusing on businesses that are well positioned as we recover.

In our perspective, the recent run up in equities, driven by unprecedented global stimulus, is disconnected from the challenges we expect during the process of getting economies up and running again. We are expecting an 18-month to two-year window before vaccines are readily available for the general population. Scaling production takes time even under the best of circumstances. While first responders and high-risk individuals may receive vaccines earlier, wide spread vaccination will take time. Until then, we are expecting modifications to daily life relative to a pre COVID-19 environment across the globe. These should differ depending on geography, but will likely include fewer large gatherings, less entertainment and travel and will have an impact on a wide range of issues, including consumer spending, the way businesses operate, industrial production, the pace of return to full employment and the credit risks associated with lower global economic output. Some of the changes we have made to the portfolio in light of these concerns include a focus on some of the highest quality companies with strong balance sheets and persistent demand. We have sought to reduce the amount of risk in the portfolio by reducing our emerging market exposure, particularly to Brazil. We believe China could be a bright spot in emerging markets. Its ability to quickly quarantine areas and individuals with viral outbreaks as well as its extensive use of technology to monitor individuals’ exposure to patients who test positive puts that country in a better position to potentially contain the virus until a vaccine is available.

Amazon remains one of our largest holdings, followed by Microsoft and Johnson & Johnson. In health care, we are focused on medical device companies and large pharmaceutical firms that should be able to withstand a downturn and also provide both diagnostic and therapeutic solutions to the current crisis. On the industrial front, we believe automation is a long-term secular trend as companies across sectors are trying to diversify supply chains and minimize geographic concentration. We think beneficiaries will include health care, industrial and technology companies that can provide automation tools. We are also looking at new technology platforms that facilitate productivity in a world with a desire for lower social interaction. Retail firms with online strength that may be taking share from brick and mortar competitors and continued secular winners may have even more of a tailwind in the current environment. We believe the current volatility and price dislocations represent an opportunity for stock pickers.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. The value of the Fund’s shares will change, and you could lose money on your investment.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio manager and are current only through the end of the period of the report as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Global Growth Fund.

44	ANNUAL REPORT	2020

PORTFOLIO HIGHLIGHTS	IVY GLOBAL GROWTH FUND

ALL DATA IS AS OF MARCH 31, 2020 (UNAUDITED)

Asset Allocation

Stocks	97.3%
Information Technology	28.6%
Health Care	14.8%
Consumer Discretionary	14.7%
Industrials	12.0%
Financials	11.9%
Communication Services	7.2%
Consumer Staples	4.8%
Energy	3.3%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	2.7%

Country Weightings

North America	54.9%
United States	51.6%
Canada	3.3%
Europe	24.6%
France	7.8%
United Kingdom	4.9%
Germany	3.5%
Other Europe	8.4%
Pacific Basin	17.1%
China	8.2%
Other Pacific Basin	8.9%
South America	0.7%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	2.7%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Amazon.com, Inc.	United States	Consumer Discretionary	Internet & Direct Marketing Retail
Microsoft Corp.	United States	Information Technology	Systems Software
Thermo Fisher Scientific, Inc.	United States	Health Care	Life Sciences Tools & Services
Visa, Inc., Class A	United States	Information Technology	Data Processing & Outsourced Services
Ferrari N.V.	Italy	Consumer Discretionary	Automobile Manufacturers
Johnson & Johnson	United States	Health Care	Pharmaceuticals
Airbus SE	France	Industrials	Aerospace & Defense
Ping An Insurance (Group) Co. of China Ltd., H Shares	China	Financials	Life & Health Insurance
Adobe, Inc.	United States	Information Technology	Application Software
Alimentation Couche-Tard, Inc., Class B	Canada	Consumer Staples	Food Retail

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2020	ANNUAL REPORT	45

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY GLOBAL GROWTH FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E	Class I	Class N	Class R	Class Y
1-year period ended 3-31-20	-16.70%	-16.16%	-12.42%	-13.67%	-11.35%	-11.26%	-11.92%	-11.63%
5-year period ended 3-31-20	0.68%	0.60%	1.08%	1.58%	2.21%	2.36%	1.60%	1.93%
10-year period ended 3-31-20	4.84%	4.61%	4.60%	5.44%	5.83%	—	—	5.57%
Since Inception of Class through 3-31-20(5)	—	—	—	—	—	2.66%	4.29%	—

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E Shares carry a maximum front-end sales load of 5.75% and 2.50%, respectively. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	7-31-14 for Class N shares and 12-19-12 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

46	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	IVY GLOBAL GROWTH FUND (in thousands)

MARCH 31, 2020

COMMON STOCKS	Shares	Value
Brazil

Consumer Discretionary – 0.3%
Magazine Luiza S.A.	269	$2,042

Financials – 0.4%
Banco do Brasil S.A.	401	2,141
XP, Inc., Class A (A)	33	636

		2,777

Total Brazil – 0.7%		$4,819
Canada

Consumer Staples – 2.5%
Alimentation Couche-Tard, Inc., Class B	783	18,435

Energy – 0.8%
Canadian Natural Resources Ltd.	464	6,284

Total Canada – 3.3%		$24,719
China

Communication Services – 3.4%
Baidu.com, Inc. ADR (A)	143	14,424
Tencent Holdings Ltd.	223	10,998

		25,422

Consumer Discretionary – 2.0%
Alibaba Group Holding Ltd. ADR (A)	76	14,789

Financials – 2.8%
Ping An Insurance (Group) Co. of China Ltd., H Shares	2,093	20,436

Total China – 8.2%		$60,647
France

Communication Services – 1.7%
Ubisoft Entertainment S.A. (A)	176	12,842

Consumer Discretionary – 0.6%
LVMH Moet Hennessy – Louis Vuitton	13	4,676

Energy – 0.7%
Total S.A. ADR	125	4,660

Industrials – 4.8%
Airbus SE	326	21,005
Schneider Electric S.A.	171	14,463

		35,468

Total France – 7.8%		$57,646
Germany

Financials – 1.4%
Deutsche Boerse AG	77	10,555

COMMON STOCKS (Continued)	Shares	Value
Information Technology – 2.1%
Infineon Technologies AG	1,074	$15,501

Total Germany – 3.5%		$26,056
Hong Kong

Consumer Discretionary – 0.9%
Galaxy Entertainment Group	1,244	6,552

Financials – 1.4%
AIA Group Ltd.	1,174	10,516

Total Hong Kong – 2.3%		$17,068
India

Energy – 1.5%
Reliance Industries Ltd.	774	11,286

Financials – 1.0%
HDFC Bank Ltd.	636	7,244

Total India – 2.5%		$18,530
Italy

Consumer Discretionary – 3.1%
Ferrari N.V.	147	22,711

Total Italy – 3.1%		$22,711
Japan

Industrials – 2.6%
Daikin Industries Ltd.	48	5,770
Recruit Holdings Co. Ltd.	521	13,445

		19,215

Total Japan – 2.6%		$19,215
Netherlands

Health Care – 1.9%
Koninklijke Philips Electronics N.V., Ordinary Shares	346	14,212

Total Netherlands – 1.9%		$14,212
Switzerland

Consumer Staples – 1.2%
Nestle S.A., Registered Shares	90	9,223

Health Care – 1.1%
Alcon, Inc. (A)	154	7,897

Industrials – 1.1%
Ferguson plc	132	8,147

Total Switzerland – 3.4%		$25,267

COMMON STOCKS (Continued)	Shares	Value
Taiwan

Information Technology – 1.5%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	235	$11,237

Total Taiwan – 1.5%		$11,237
United Kingdom

Consumer Staples – 1.1%
Diageo plc	248	7,856

Financials – 1.8%
Prudential plc	1,086	13,607

Health Care – 2.0%
AstraZeneca plc	107	9,496
AstraZeneca plc ADR	121	5,409

		14,905

Total United Kingdom – 4.9%		$36,368
United States

Communication Services – 2.1%
Facebook, Inc., Class A (A)	93	15,449

Consumer Discretionary – 7.8%
Amazon.com, Inc. (A)	23	44,980
Dollar General Corp.	32	4,858
Home Depot, Inc. (The)	42	7,783

		57,621

Energy – 0.3%
ConocoPhillips	62	1,917

Financials – 3.1%
Citigroup, Inc.	86	3,617
CME Group, Inc.	39	6,825
Goldman Sachs Group, Inc. (The)	46	7,040
Morgan Stanley	154	5,240

		22,722

Health Care – 9.8%
Abbott Laboratories	225	17,784
HCA Holdings, Inc.	84	7,521
Johnson & Johnson	167	21,926
Thermo Fisher Scientific, Inc.	88	25,048

		72,279

Industrials – 3.5%
Eaton Corp.	141	10,924
Northrop Grumman Corp.	49	14,821

		25,745

Information Technology – 25.0%
Adobe, Inc. (A)	62	19,711
Ambarella, Inc. (A)	233	11,313
Apple, Inc.	29	7,382
Autodesk, Inc. (A)	59	9,183
Cisco Systems, Inc.	296	11,639
Fidelity National Information Services, Inc.	126	15,342

2020	ANNUAL REPORT	47

SCHEDULE OF INVESTMENTS	IVY GLOBAL GROWTH FUND (in thousands)

MARCH 31, 2020

COMMON STOCKS (Continued)	Shares	Value
Information Technology (Continued)
Garter, Inc., Class A (A)	68	$6,729
MasterCard, Inc., Class A	60	14,549
Microsoft Corp.	261	41,143
PayPal, Inc. (A)	157	15,050
VeriSign, Inc. (A)	48	8,647
Visa, Inc., Class A	146	23,516

		184,204

Total United States – 51.6%		$379,937

TOTAL COMMON STOCKS – 97.3%		$718,432
(Cost: $617,774)

SHORT-TERM SECURITIES	Shares	Value
Money Market Funds (B) – 2.4%
State Street Institutional U.S. Government Money Market Fund — Premier Class 0.310%	18,088	$18,088

TOTAL SHORT-TERM SECURITIES – 2.4%		$18,088
(Cost: $18,088)

TOTAL INVESTMENT SECURITIES – 99.7%		$736,520
(Cost: $635,862)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.3%		2,168

NET ASSETS – 100.0%		$738,688

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Rate shown is the annualized 7-day yield at March 31, 2020.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Communication Services	$29,873	$23,840	$—
Consumer Discretionary	74,452	33,939	—
Consumer Staples	18,435	17,079	—
Energy	12,861	11,286	—
Financials	25,499	62,358	—
Health Care	77,688	31,605	—
Industrials	25,745	62,830	—
Information Technology	195,441	15,501	—
Total Common Stocks	$459,994	$258,438	$—
Short-Term Securities	18,088	—	—
Total	$478,082	$258,438	$—

The following acronym is used throughout this schedule:

ADR = American Depositary Receipts

48	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	IVY GLOBAL GROWTH FUND (in thousands)

MARCH 31, 2020

Market Sector Diversification
(as a % of net assets)
Information Technology	28.6%
Health Care	14.8%
Consumer Discretionary	14.7%
Industrials	12.0%
Financials	11.9%
Communication Services	7.2%
Consumer Staples	4.8%
Energy	3.3%
Other+	2.7%

+	Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	49

MANAGEMENT DISCUSSION	IVY GOVERNMENT MONEY MARKET FUND

(UNAUDITED)

Mira Stevovich

Below, Mira Stevovich, CFA, portfolio manager of Ivy Government Money Market Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2020. She has managed the Fund for 19 years and has 33 years of industry experience.

The Fund’s fiscal year ended on March 31, 2020 with short-term rates lower after three rate cuts of 25 basis points (bps) by the Federal Reserve (Fed) in the second half of calendar year 2019, followed by two emergency rate cuts of 50 bps and 100 bps in March 2020. The rate cuts in calendar year 2019 were made to support continued economic growth, while the March rate moves were made to support the economy as the COVID-19 pandemic evolved in the U.S.

The Fed reversed its rate path

The Fund’s fiscal year started with the federal funds rate between 2.25-2.50% and ended in a range of 0.00-0.25%. The Fed continued to use an interest rate band of a quarter percentage point to manage the federal funds rate. The Reverse Repo Program continued as a tool to manage the band floor. In the final quarter of the Fund’s fiscal year, it was necessary for the Fed to execute open market operations to inject bank reserves into the system to lower short-term rates that had increased substantially due to technical reasons. It was determined that it would be necessary for the Fed to continue to do this until bank reserves normalized. As part of this plan, the Fed began purchasing $60 billion U.S. Treasury bills monthly. The Fed’s plan succeeded in maintaining an acceptable level of short-term rates over year-end. However, short-term U.S. Treasury bill rates were pushed lower.

At the end of the Fund’s fiscal year, mandated shutdowns of the U.S. economy due to the COVID-19 pandemic required that the Fed drop the federal fund’s rate band to 0.0-0.25%. In addition, the Fed established a variety of programs to help the money markets function efficiently during the health crisis. Large cash flows into government money market funds caused U.S. Treasury bill auctions to clear at 0.0% (no bills may be issued at negative levels), while bills in the market traded at negative yields. This impacted the yield on the Fund.

The higher rates of interest early in the fiscal year boosted the performance of the Fund and rates on money market investments, in general. However, the interest rate cuts late in the fiscal year lowered yield on money market securities and eventually caused the yield on the Fund to decline. Then the 1.50% drop in the federal funds rate in March 2020 moved rates on Fund investments substantially lower, which moved the Fund’s yield down further. The Securities and Exchange Commission (SEC) regulation requiring at least 30% of the Fund’s holdings mature in five business days or less continues to affect the Fund’s return because very short maturities tend to carry the lowest interest rates. Also, the restriction to government investments can affect the overall performance of the Fund.

Staying the course

This past fiscal year, we invested a minimum of 99.5% of the Fund’s total assets in government securities, cash, sweep funds and/or repurchase agreements that are collateralized fully, per SEC regulations for government money market funds. The Fund has been structured to comply with the “know your investor” mandate, such that a short average maturity is maintained to provide ample liquidity for our investors. We anticipate continuing to use short floating-rate securities in the coming fiscal year as part of our liquidity management of the Fund.

We have managed the Fund to comply with all SEC regulations that apply to “government money market funds” since the conversion of the Fund in 2016. The SEC reformed money fund regulations in 2010 and further modified those regulations in July 2014 to provide money market investors with greater protection and more timely information about the fund in which they invest. To this end, we seek to maintain daily and weekly liquidity levels according to those regulations, to provide for the liquidity needs of our shareholders. We intend to continue to manage the Fund in a prudent manner and in accordance with SEC regulations for “government money market funds.”

You could lose money by investing in Ivy Government Money Market Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Interest rate increases can cause the price of a money market security to decrease. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease. Fund shares are not guaranteed by the U.S. Government. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

50	ANNUAL REPORT	2020

PORTFOLIO HIGHLIGHTS	IVY GOVERNMENT MONEY MARKET FUND

ALL DATA IS AS OF MARCH 31, 2020 (UNAUDITED)

Asset Allocation

Investment Funds	21.6%
Money Market Funds	21.6%
Corporate Obligations	0.4%
Master Note	0.4%
United States Government and Government Agency Obligations	77.7%
Cash and Other Assets (Net of Liabilities)	0.3%

2020	ANNUAL REPORT	51

SCHEDULE OF INVESTMENTS	IVY GOVERNMENT MONEY MARKET FUND (in thousands)

MARCH 31, 2020

INVESTMENT FUNDS	Shares	Value
Money Market Funds (A) – 21.6%
State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.310%, 4-1-20	42,121	$42,121

TOTAL INVESTMENT FUNDS – 21.6%		42,121
(Cost: $42,171)

CORPORATE OBLIGATIONS	Principal
Master Note
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
0.930%, 4-7-20 (B)	$765	765

Total Master Note – 0.4%		765

TOTAL CORPORATE OBLIGATIONS – 0.4%		$765
(Cost: $765)

UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
Treasury Notes – 1.5%
U.S. Treasury Notes (3-Month USTMMR plus 11.5 bps),
0.200%, 4-2-20 (B)	2,000	1,999
U.S. Treasury Notes (3-Month USTMMR plus 30 bps),
0.380%, 4-1-20 (B)	1,000	1,000

		2,999

UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal	Value
Treasury Bills (C) – 17.6%
U.S. Treasury Bills:
1.530%, 4-2-20	$2,000	$2,000
1.530%, 4-9-20	3,000	2,999
1.440%, 4-16-20	2,000	1,999
1.460%, 4-23-20	5,000	4,995
1.480%, 4-30-20	6,800	6,792
0.800%, 5-5-20	7,000	6,995
1.510%, 5-7-20	7,500	7,488
0.380%, 6-11-20	1,000	999

		34,267

United States Government Agency Obligations – 58.6%
Federal Home Loan Bank (Secured Overnight Financing Rate plus 13 bps),
0.140%, 4-1-20 (B)	3,000	3,000
Federal National Mortgage Association,
0.420%, 10-30-20	1,000	1,014
U.S. International Development Finance Corp. (GTD by U.S. Government),
1.890%, 11-17-20	2,000	2,000

UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal	Value
United States Government Agency Obligations (Continued)
U.S. International Development Finance Corp. (GTD by U.S. Government) (3-Month U.S. TB Rate):
2.000%, 4-1-20 (B)	$21,000	$21,000
1.450%, 4-7-20 (B)	5,747	5,748
1.900%, 4-7-20 (B)	15,562	15,562
2.000%, 4-7-20 (B)	65,673	65,673

		113,997

TOTAL UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS – 77.7%		$151,263
(Cost: $151,263)

TOTAL INVESTMENT SECURITIES – 99.7%		$194,149
(Cost: $194,149)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.3%		490

NET ASSETS – 100.0%		$194,639

Notes to Schedule of Investments

(A)	Rate shown is the annualized 7-day yield at March 31, 2020.

(B)

Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2020. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

(C)	Rate shown is the yield to maturity at March 31, 2020.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Investment Funds	$42,121	$—	$—
Corporate Obligations	—	765	—
United States Government and Government Agency Obligations	—	151,263	—
Total	$42,121	$152,028	$—

The following acronyms are used throughout this schedule:

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

TB = Treasury Bill

USTMMR = U.S. Treasury Money Market Rate

See Accompanying Notes to Financial Statements.

52	ANNUAL REPORT	2020

MANAGEMENT DISCUSSION	IVY HIGH INCOME FUND

(UNAUDITED)

Chad A. Gunther

Below, Chad Gunther, portfolio manager of Ivy High Income Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2020. Mr. Gunther has managed the Fund since July 2014 and has 22 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended March 31, 2020
Ivy High Income Fund (Class A shares at net asset value)	-12.03%
Ivy High Income Fund (Class A shares including sales charges)	-17.10%

Benchmark and Morningstar Category
ICE BofA US High Yield Index	-7.45%
(generally reflects the performance of securities representing the high-yield sector of the bond market)
Morningstar High Yield Bond Category Average	-7.67%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is based on net asset value (NAV).

Market Update

When the fiscal year began, the Federal Reserve (Fed) had set the federal funds rate range at 2.25% to 2.50%. However, in the latter half of calendar year 2019, the Fed cut rates three times. In February 2020, the spread of COVID-19 disrupted the markets and the Fed engaged in two emergency rate cuts, slashing the federal funds rate to 0% to 0.25%. Throughout fiscal year 2019, interest rates continued to decline with the 10-year U.S. Treasury going from 2.50% at the beginning of the fiscal year to just 58 basis points (bps) by fiscal year-end. The 3-year U.S. Treasury followed a similar trajectory starting the year at 2.29% and ending the year at just 29 bps. Both are lows never seen before in the history of U.S. Treasuries.

In the latter part of the fiscal year, risk assets sold off dramatically starting in late-February 2020 due to the COVID-19 pandemic. Investors seeking safety rushed out of corporate bonds and into U.S. Treasuries and cash, which caused the S&P 500 index to decline 34% by March 23, 2020. During that same time period, high-yield sector spreads widened from 364 bps to 1,085 bps, while returns declined by approximately 24%. As of the end of the fiscal year, high-yield credit spreads rebounded modestly to 862 bps. The rally in spreads between March 23, 2020 and March 31, 2020 can be directly attributed to the Fed’s announcement of several wide-ranging facilities aimed at stabilizing and providing liquidity to markets. The Fed is implicitly taking on the role of “market liquidity” provider of last resort, which substantially reduces the tail risk of a Great Depression-type scenario for both the economy and markets.

The fiscal period saw improved demand for high-yield bonds as inflows into high-yield funds totaled $18 billion, the largest inflows since 2012. However, in the final three months of the fiscal year, high yield funds had $11.2 billion in outflows stemming from the spike in volatility due to the COVID-19 pandemic. For context, high-yield funds experienced a record $47 billion of outflows in calendar year 2018. Leveraged loan funds had $38 billion in outflows, their largest on record, in calendar year 2019, which continued through the first three months of calendar year 2020 with an additional $16 billion of outflows.

New issue activity for high yield bonds totaled $286.6 billion in calendar 2019 versus $187.4 billion in calendar 2018. In the final three months of the fiscal period, new issue activity totaled $75 billion, but only $21 billion of that has been net new paper for the market. Notably, this reflects three weeks in March 2020 in which there was zero issuance as the market came to terms with the reality of a global economic shut-down. Leveraged loan new issue volume declined in calendar year 2019 with $392 billion of paper issued relative to $704 billion of new issue paper in calendar year 2018. In the final three months of the fiscal period, new issue activity in leverage loans was $199 billion. However, net issuance stands at $47 billion, which is slightly below the $50.4 billion total during the same period last year.

Default activity in calendar year 2019 was higher than calendar year 2018 as 40 companies defaulted with debt totaling $50.3 billion in bonds and loans, while an additional ten companies completed distressed exchanges totaling $7.8 billion. The par-weighted U.S. high-yield default rate increased to 2.64% in calendar year 2019, up from 1.83% at the end of calendar year 2018. With the global economy currently experiencing a complete shut-down along with an unprecedented oil price decline, we believe defaults are going to increase. The forecasts for defaults in calendar year 2020 range from 8% to more than 10%, with the energy and retail sectors accounting for a disproportionate amount.

2020	ANNUAL REPORT	53

Fund Positioning

The portfolio mix between bonds, leveraged loans and other started the fiscal year at 72%, 23% (16% first liens, 7% second liens) and 4% other, respectively. We ended the fiscal period with a reduction, on a percentage basis, to bonds and a corresponding increase in exposure to loans mainly due to price action experienced during the final fiscal quarter. We ended the fiscal year with 66% bonds, 27% loans (21% first liens, 6% second liens) and 4% other.

As we’ve stated previously, we have maintained exposure to leveraged loans as we think they continue to offer attractive yields relative to their seniority in the capital structure. For the loans we are not currently looking to sell, we still believe their relative attractive yields are intact. Where we have been wrong is the volatility experienced in the loan portion of the Fund relative to the Fund’s high yield bond holdings. The ‘black swan’ nature of the COVID-19 pandemic has put all “risky” asset classes in its crosshairs. In the first quarter of calendar year 2020, both loans and high yield bonds declined by mid-teens.

By rating category, the Fund ended the fiscal year with 13% BB, 44% B, 30% CCC and 7% non-rated and equity, as measured by S&P.

Fund Performance

The Fund underperformed both its Morningstar peer group and its benchmark for the fiscal year. The Fund’s loan exposure accounted for the majority of the underperformance relative to the index, while the Fund’s bond and equity exposures also detracted.

Loans tied to the energy sector were the biggest drags on performance followed by loans in the retail sector and mining sectors. In terms of bonds, detractors included the Fund’s underweight positions in the wireless and healthcare facilities sectors along with credit selection in the gaming sector.

Contributors to performance were underweights in energy bonds, both an overweight position and credit selection in the food sector and credit selection in the financial sectors. These contributions were not enough to offset the detractors.

Outlook

Prior to March 2020, the words ‘social distancing’ and ‘bending the curve’ were phrases the vast majority of the investing community had probably never heard, let alone given any validity to their occurrence. Now, they will be ingrained into the psyche of the world for generations to come. A true ‘black swan’ event, COVID-19 came out of China with a vengeance that no one (the markets, the health care community, the government) were prepared for. Once the gravity of the virus was fully understood it was all but too late.

The volatility experienced in the month of March 2020 will go down in history with the CBOE Volatility Index (VIX) exploding to a high of 82.69 on March 16, which eclipsed the previous high set back in 2008 when Lehman Brothers failed. Six days later the Fed’s decision to go “all in” on saving the markets from another liquidity crisis has, for the time being, put the bottom in for the markets. The fallout from shutting down the world’s economic way of life is still yet to be determined.

We are looking for a meaningful increase in high-yield bond and loan defaults in the coming calendar year due to a significantly weaker economy stemming from the COVID-19 outbreak, as well as stress in the energy sector heightened by the production conflict between Saudi Arabia and Russia. That said, we’re watching downgrades more so than defaults, especially as BBB rated companies fall to BB ratings. For example, we believe many large and strong companies being downgraded into high yield are creating opportunities for investors like us. New entrants into high yield are expected to surpass $250 billion over the next twelve to eighteen months. Additionally, in hard hit areas like the energy sector, investors should keep in mind that oil isn’t going away. Demand may fall, but there could be opportunities in producers who will make it through the recession.

Historically, ‘black swan’ type events have been attractive buying opportunities for those with a long-term investment horizon. Though past performance is not indicative of future performance, when spreads have exceeded 800 bps, the high yield space, as measured by the Fund’s benchmark, has generated positive returns in subsequent periods, averaging double-digit returns annually over the subsequent 36 months. We believe this time should be similar, especially given the Fed’s intervention in primary and secondary markets to remove the extreme tail-risk scenarios.

As always, our focus when evaluating investments is a company’s business model and competitive advantages in order to weather a recession and perform throughout the cycle.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges; your sales charges could be lower.

54	ANNUAL REPORT	2020

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk and, as such, the Fund’s net asset value may fall as interest rates rise. Investing in high-income securities may carry a greater risk of non-payment of interest or principal than higher-rated bonds. In addition to the risks typically associated with fixed-income securities, loan participations in which the Fund may invest carry other risks including the risk of insolvency of the lending bank or other intermediary. Loan participations may be unsecured or not fully collateralized, may be subject to restrictions on resale and sometimes trade infrequently on the secondary market. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio manager and are current only through the end of the period of the report as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends, and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy High Income Fund.

2020	ANNUAL REPORT	55

PORTFOLIO HIGHLIGHTS	IVY HIGH INCOME FUND

ALL DATA IS AS OF MARCH 31, 2020 (UNAUDITED)

Asset Allocation

Stocks	4.0%
Consumer Discretionary	2.7%
Energy	1.0%
Financials	0.3%
Health Care	0.0%
Consumer Staples	0.0%
Industrials	0.0%
Warrants	0.0%
Bonds	90.7%
Corporate Debt Securities	63.9%
Loans	26.8%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	5.3%

Quality Weightings

Non-Investment Grade	90.7%
BB	8.9%
B	47.5%
CCC	28.1%
Below CCC	1.4%
Non-rated	4.8%
Cash and Other Assets (Net of Liabilities), Cash Equivalents+ and Equities	9.3%

Our preference is to always use ratings obtained from Standard & Poor’s, Moody’s, and Fitch. It is each Portfolio’s general policy to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

56	ANNUAL REPORT	2020

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY HIGH INCOME FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E	Class I	Class N	Class R	Class T	Class Y
1-year period ended 3-31-20	-17.10%	-15.99%	-12.66%	-14.28%	-11.83%	-11.69%	-12.36%	-14.07%	-12.03%
5-year period ended 3-31-20	-0.33%	-0.06%	0.13%	0.14%	1.09%	1.25%	0.49%	—	0.85%
10-year period ended 3-31-20	4.44%	4.42%	4.33%	4.51%	5.33%	—	—	—	5.07%
Since Inception of Class through 3-31-20(5)	—	—	—	—	—	1.13%	2.09%	-3.25%	—

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A, Class E and Class T Shares carry a maximum front-end sales load of 5.75%, 2.50% and 2.50%, respectively. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	7-31-14 for Class N shares, 12-19-12 for Class R shares and 7-5-17 for Class T shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2020	ANNUAL REPORT	57

SCHEDULE OF INVESTMENTS	IVY HIGH INCOME FUND (in thousands)

MARCH 31, 2020

COMMON STOCKS	Shares		Value
Consumer Discretionary

Apparel Retail – 0.0%
True Religion Apparel, Inc. (A)(B)(C)	219		$—	*

Casinos & Gaming – 0.0%
New Cotai Participation Corp., Class B (A)(C)(D)	—	*	—

Education Services – 1.5%
Laureate Education, Inc., Class A (A)	5,108		53,684

Hotels, Resorts & Cruise Lines – 1.2%
Studio City International Holdings Ltd. ADR (A)	2,268		45,811

Total Consumer Discretionary – 2.7%			99,495
Consumer Staples

Agricultural Products – 0.0%
ASG Warrant Corp. (A)(B)(C)(H)	20		—	*

Total Consumer Staples – 0.0%			—	*
Energy

Coal & Consumable Fuels – 0.1%
Westmoreland Coal Co. (A)	212		2,649

Oil & Gas Equipment & Services – 0.1%
Larchmont Resources LLC (A)(B)(C)(D)(E)	18		3,209
McDermott International, Inc. (A)(C)	128		—	*

			3,209

Oil & Gas Exploration & Production – 0.0%
Bellatrix Exploration Ltd. (A)(B)(C)(E)	2,856		—	*
Sabine Oil & Gas Corp. (A)(D)	5		87

			87

Total Energy – 0.2%			5,945
Financials

Specialized Finance – 0.3%
Maritime Finance Co. Ltd. (A)(B)(C)(D)	1,750		11,183

Total Financials – 0.3%			11,183
Health Care

Pharmaceuticals – 0.0%
Advanz Pharma Corp. (A)(E)(F)	297		1,143

Total Health Care – 0.0%			1,143

COMMON STOCKS (Continued)	Shares	Value
Industrials

Air Freight & Logistics – 0.0%
BIS Industries Ltd. (B)(C)(D)	19,683	$—	*

Total Industrials – 0.0%		—	*

TOTAL COMMON STOCKS – 3.2%		$117,766
(Cost: $157,472)

PREFERRED STOCKS
Consumer Staples

Agricultural Products – 0.0%
Pinnacle Agriculture Enterprises LLC (A)(C)(D)	49,044	—	*
St. John Knits International, Inc. (A)(C)	48	—	*

		—	*

Total Consumer Staples – 0.0%		—	*
Energy

Oil & Gas Exploration & Production – 0.8%
Targa Resources Corp., 9.500% (A)(D)	47	27,878

Total Energy – 0.8%		27,878

TOTAL PREFERRED STOCKS – 0.8%		$27,878
(Cost: $74,746)

WARRANTS
Oil & Gas Exploration & Production – 0.0%
Ultra Resources, Inc., expires 7-14-25 (G)	133	5

TOTAL WARRANTS – 0.0%		$5
(Cost: $37)

CORPORATE DEBT SECURITIES	Principal
Communication Services

Advertising – 0.3%
Alliance Data Systems Corp.,
4.750%, 12-15-24 (H)	$16,044	12,193

Broadcasting – 1.3%
Clear Channel Outdoor Holdings, Inc.,
5.125%, 8-15-27 (H)	30,428	28,493
Clear Channel Worldwide Holdings, Inc.,
9.250%, 2-15-24 (H)	22,859	19,659

		48,152

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Cable & Satellite – 9.0%
Altice Financing S.A.:
7.500%, 5-15-26 (H)	$29,379	$28,571
5.000%, 1-15-28 (F)(H)	7,544	6,676
Altice France Holding S.A.:
10.500%, 5-15-27 (H)	63,656	67,157
6.000%, 2-15-28 (H)	33,946	29,862
Altice France S.A.:
7.375%, 5-1-26 (H)	35,587	35,943
8.125%, 2-1-27 (H)	36,628	38,185
CCO Holdings LLC and CCO Holdings Capital Corp.,
5.500%, 5-1-26 (H)	8,288	8,392
CSC Holdings LLC:
5.500%, 5-15-26 (H)	16,465	17,031
5.375%, 2-1-28 (H)	20,790	21,206
5.750%, 1-15-30 (H)	7,623	7,687
DISH DBS Corp.:
5.875%, 7-15-22	3,090	3,009
5.875%, 11-15-24	11,998	11,684
7.750%, 7-1-26	17,979	18,474
Neptune Finco Corp.,
6.625%, 10-15-25 (H)	8,618	9,060
VTR Finance B.V.,
6.875%, 1-15-24 (H)	28,053	25,458

		328,395

Integrated Telecommunication Services – 4.1%
Frontier Communications Corp.:
6.875%, 1-15-25 (K)	33,503	8,376
11.000%, 9-15-25 (K)	51,015	13,264
8.500%, 4-1-26 (H)	64,051	58,536
West Corp.,
8.500%, 10-15-25 (H)	96,596	70,486

		150,662

Publishing – 0.5%
MDC Partners, Inc.,
6.500%, 5-1-24 (H)	26,290	19,717

Wireless Telecommunication Service – 2.3%
Digicel Group Ltd.:
6.000%, 4-15-21 (H)(K)	11,390	6,492
8.250%, 9-30-22 (H)(K)	4,813	746
8.250%, 12-30-22 (H)(K)	23,539	11,181
Digicel Group Ltd. (7.125% Cash and 2.000% PIK),
9.125%, 4-1-24 (H)(I)(K)	18,549	2,319
Digicel International Finance Ltd.,
8.750%, 5-25-24 (H)	53,389	47,783
Digicel Ltd.,
6.750%, 3-1-23 (H)	35,652	16,043

		84,564

Total Communication Services – 17.5%		643,683
Consumer Discretionary

Automotive Retail – 1.0%
Allison Transmission, Inc.,
5.000%, 10-1-24 (H)	5,787	5,613

58	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	IVY HIGH INCOME FUND (in thousands)

MARCH 31, 2020

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Automotive Retail (Continued)
Asbury Automotive Group, Inc.:
4.500%, 3-1-28 (H)	$10,055	$8,547
4.750%, 3-1-30 (H)	10,054	8,546
Dealer Tire LLC and DT Issuer LLC,
8.000%, 2-1-28 (H)	3,778	3,023
Lithia Motors, Inc.,
4.625%, 12-15-27 (H)	6,057	5,452
Sonic Automotive, Inc.,
6.125%, 3-15-27	6,881	6,055

		37,236

Casinos & Gaming – 2.1%
Boyd Gaming Corp.,
4.750%, 12-1-27 (H)	11,367	9,378
Everi Payments, Inc.,
7.500%, 12-15-25 (H)	20,078	15,259
Gateway Casinos & Entertainment Ltd.,
8.250%, 3-1-24 (H)	16,434	14,298
Golden Nugget, Inc.,
6.750%, 10-15-24 (H)	24,265	15,284
Scientific Games International, Inc. (GTD by Scientific Games Corp.):
7.000%, 5-15-28 (H)	1,513	931
7.250%, 11-15-29 (H)	1,513	936
Wynn Macau Ltd.:
4.875%, 10-1-24 (H)	5,405	5,067
5.500%, 10-1-27 (H)	13,880	12,312
5.125%, 12-15-29 (F)(H)	2,269	1,906

		75,371

Education Services – 1.6%
Laureate Education, Inc.,
8.250%, 5-1-25 (H)	59,264	58,968

Hotels, Resorts & Cruise Lines – 0.4%
Boyne USA, Inc.,
7.250%, 5-1-25 (H)	15,111	14,431

Leisure Facilities – 0.3%
Cedar Fair L.P., Magnum Management Corp., Canada’s Wonderland Co. and Millennium Operations LLC,
5.375%, 4-15-27	12,760	10,974

Specialized Consumer Services – 0.4%
Nielsen Co. (Luxembourg) S.a.r.l. (The),
5.500%, 10-1-21 (H)	10,087	9,885
Nielsen Finance LLC and Nielsen Finance Co.,
5.000%, 4-15-22 (H)	5,409	4,986

		14,871

Specialty Stores – 3.2%
Party City Holdings, Inc.,
6.625%, 8-1-26 (H)	10,823	1,082

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Specialty Stores (Continued)
Staples, Inc.:
7.500%, 4-15-26 (H)	$95,592	$83,644
10.750%, 4-15-27 (F)(H)	42,211	32,388

		117,114

Total Consumer Discretionary – 9.0%		328,965
Consumer Staples

Food Retail – 0.2%
Albertsons Cos. LLC, Safeway, Inc., New Albertson’s, Inc. and Albertson’s LLC,
4.875%, 2-15-30 (H)	7,543	7,468

Packaged Foods & Meats – 5.9%
JBS USA LLC and JBS USA Finance, Inc.:
5.875%, 7-15-24 (H)	37,276	37,742
5.750%, 6-15-25 (H)	30,529	30,834
JBS USA Lux S.A. and JBS USA Finance, Inc.,
6.750%, 2-15-28 (H)	19,445	20,757
JBS USA, JBS USA Food Co. and JBS USA Finance, Inc. (GTD by JBS S.A.):
6.500%, 4-15-29 (H)	3,056	3,278
5.500%, 1-15-30 (H)	11,404	11,775
Pilgrim’s Pride Corp.:
5.750%, 3-15-25 (H)	5,439	5,466
5.875%, 9-30-27 (H)	19,457	19,387
Post Holdings, Inc.:
5.000%, 8-15-26 (H)	8,493	8,741
5.750%, 3-1-27 (H)	37,477	38,403
Simmons Foods, Inc.:
7.750%, 1-15-24 (H)	9,683	9,683
5.750%, 11-1-24 (H)	34,662	31,466

		217,532

Total Consumer Staples – 6.1%		225,000
Energy

Oil & Gas Drilling – 0.7%
KCA Deutag UK Finance plc,
7.250%, 5-15-21 (H)	31,548	11,200
Offshore Drilling Holding S.A.,
8.375%, 9-20-20 (H)(J)	64,569	15,174
Valaris plc,
7.750%, 2-1-26	15,502	1,434

		27,808

Oil & Gas Equipment & Services – 0.1%
Nine Energy Service, Inc.,
8.750%, 11-1-23 (H)	11,591	2,899

Oil & Gas Exploration & Production – 3.0%
Bellatrix Exploration Ltd.,
8.500%, 9-11-23 (B)(K)	6,693	4,051
Bellatrix Exploration Ltd. (3.000% Cash or 9.500% PIK),
9.500%, 12-15-23 (B)(I)(K)	7,293	4,058

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Oil & Gas Exploration & Production (Continued)
Chesapeake Energy Corp.,
11.500%, 1-1-25 (H)	$18,538	$2,966
Crownrock L.P.,
5.625%, 10-15-25 (H)	46,856	24,365
Endeavor Energy Resources L.P.:
5.500%, 1-30-26 (H)	15,582	10,755
5.750%, 1-30-28 (H)	11,167	7,594
Extraction Oil & Gas, Inc.,
5.625%, 2-1-26 (H)	22,519	3,716
Laredo Petroleum, Inc.:
9.500%, 1-15-25	22,631	9,052
10.125%, 1-15-28	15,088	5,734
QEP Resources, Inc.:
6.875%, 3-1-21	3,757	1,916
5.250%, 5-1-23	7,538	2,789
5.625%, 3-1-26(F)	6,551	2,391
Sanchez Energy Corp.,
7.250%, 2-15-23 (F)(H)(K)	3,888	583
Seven Generations Energy Ltd.:
6.750%, 5-1-23 (H)	33,902	23,731
5.375%, 9-30-25 (H)	11,912	6,552
Ultra Resources, Inc. (9.000% Cash and 2.000% PIK),
11.000%, 7-12-24 (I)	6,986	384

		110,637

Oil & Gas Refining & Marketing – 1.5%
Callon Petroleum Co. (GTD by Callon Petroleum Operating Co.):
6.125%, 10-1-24	8,071	1,433
6.375%, 7-1-26	2,319	371
Comstock Escrow Corp.,
9.750%, 8-15-26	65,736	46,672
EP Energy LLC and Everest Acquisition Finance, Inc.:
9.375%, 5-1-24 (H)(K)	7,688	12
8.000%, 2-15-25 (H)(K)	8,197	12
7.750%, 5-15-26 (H)(K)	11,584	1,390
PBF Holding Co. LLC,
6.000%, 2-15-28 (H)	7,548	5,076

		54,966

Total Energy – 5.3%		196,310
Financials

Consumer Finance – 0.3%
CURO Group Holdings Corp.,
8.250%, 9-1-25 (H)	17,345	12,228

Financial Exchanges & Data – 0.9%
Refinitiv U.S. Holdings, Inc.,
8.250%, 11-15-26 (H)	30,546	32,226

Insurance Brokers – 2.3%
NFP Corp.:
6.875%, 7-15-25 (H)	73,228	72,129
8.000%, 7-15-25 (H)	15,285	13,986

		86,115

2020	ANNUAL REPORT	59

SCHEDULE OF INVESTMENTS	IVY HIGH INCOME FUND (in thousands)

MARCH 31, 2020

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Other Diversified Financial Services – 1.7%
New Cotai LLC and New Cotai Capital Corp. (10.625% Cash or 10.625% PIK),
10.625%, 5-1-19 (H)(I)(K)	$172,547	$60,391

Property & Casualty Insurance – 1.4%
Amwins Group, Inc.,
7.750%, 7-1-26 (H)	23,439	22,882
Hub International Ltd.,
7.000%, 5-1-26 (H)	29,589	29,293

		52,175

Specialized Finance – 1.1%
BCPE Cycle Merger Sub II, Inc.,
10.625%, 7-15-27 (H)	30,481	25,604
Compass Group Diversified Holdings LLC,
8.000%, 5-1-26 (H)	15,494	14,874

		40,478

Thrifts & Mortgage Finance – 0.4%
Provident Funding Associates L.P. and PFG Finance Corp.,
6.375%, 6-15-25 (H)	19,671	16,474

Total Financials – 8.1%		300,087
Health Care

Health Care Facilities – 1.5%
RegionalCare Hospital Partners Holdings, Inc. and Legend Merger Sub, Inc.,
9.750%, 12-1-26 (H)	31,450	29,788
Surgery Center Holdings, Inc.,
10.000%, 4-15-27 (H)	34,483	24,138

		53,926

Health Care Services – 0.6%
Heartland Dental LLC,
8.500%, 5-1-26 (H)	28,417	21,170

Health Care Technology – 1.6%
Verscend Holding Corp.,
9.750%, 8-15-26 (H)	57,280	57,173

Pharmaceuticals – 2.2%
Advanz Pharma Corp.,
8.000%, 9-6-24 (F)	2,610	2,275
Bausch Health Cos., Inc.:
6.125%, 4-15-25 (H)	6,848	6,745
9.000%, 12-15-25 (H)	5,419	5,713
9.250%, 4-1-26 (H)	15,514	16,195
8.500%, 1-31-27 (H)	29,724	31,062
Par Pharmaceutical, Inc.,
7.500%, 4-1-27 (F)(H)	20,717	20,613

		82,603

Total Health Care – 5.9%		214,872

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Industrials

Aerospace & Defense – 5.3%
Arconic Rolled Products Corp.,
6.125%, 2-15-28 (H)	$3,019	$3,087
TransDigm UK Holdings plc,
6.875%, 5-15-26	13,157	12,236
TransDigm, Inc. (GTD by TransDigm Group, Inc.):
6.500%, 5-15-25	7,918	7,522
6.250%, 3-15-26 (H)	21,492	21,385
6.375%, 6-15-26	16,934	16,214
7.500%, 3-15-27	15,351	14,794
5.500%, 11-15-27 (H)	37,552	33,703
Wolverine Escrow LLC:
8.500%, 11-15-24 (H)	41,229	32,879
9.000%, 11-15-26 (H)	60,140	48,864
13.125%, 11-15-27 (H)	4,540	3,632

		194,316

Diversified Support Services – 0.5%
Ahern Rentals, Inc.,
7.375%, 5-15-23 (H)	25,226	14,379
United Rentals (North America), Inc. (GTD by United Rentals, Inc.),
5.875%, 9-15-26	2,710	2,745

		17,124

Environmental & Facilities Services – 0.5%
GFL Environmental, Inc.:
7.000%, 6-1-26 (H)	13,931	13,484
8.500%, 5-1-27 (H)	3,210	3,225
Waste Pro USA, Inc.,
5.500%, 2-15-26 (H)	2,140	1,986

		18,695

Security & Alarm Services – 0.3%
Prime Security Services Borrower LLC and Prime Finance, Inc.,
6.250%, 1-15-28 (H)	11,319	9,763

Total Industrials – 6.6%		239,898
Information Technology

Application Software – 1.6%
Kronos Acquisition Holdings, Inc.,
9.000%, 8-15-23 (H)	71,958	59,006

Data Processing & Outsourced Services – 0.2%
j2 Cloud Services LLC and j2 Global, Inc.,
6.000%, 7-15-25 (H)	7,864	7,805

Electronic Equipment & Instruments – 0.2%
NCR Corp.:
5.750%, 9-1-27 (H)	4,162	3,788
6.125%, 9-1-29 (H)	5,323	4,971

		8,759

IT Consulting & Other Services – 0.6%
NCR Escrow Corp.,
6.375%, 12-15-23	21,461	21,192

Total Information Technology – 2.6%		96,762

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Materials

Aluminum – 1.0%
Constellium N.V.:
5.750%, 5-15-24 (H)	$21,281	$18,996
5.875%, 2-15-26 (H)	13,497	11,742
Novelis Corp. (GTD by Novelis, Inc.),
4.750%, 1-30-30 (H)	6,034	5,370

		36,108

Commodity Chemicals – 0.6%
NOVA Chemicals Corp.:
4.875%, 6-1-24 (H)	19,673	17,263
5.250%, 6-1-27 (H)	7,869	6,630

		23,893

Construction Materials – 0.7%
Hillman Group, Inc. (The),
6.375%, 7-15-22 (H)	32,232	25,020

Metal & Glass Containers – 0.5%
ARD Finance S.A. (6.500% Cash or 7.250% PIK),
6.500%, 6-30-27 (H)(I)	11,358	9,755
HudBay Minerals, Inc.:
7.250%, 1-15-23 (H)	3,257	2,833
7.625%, 1-15-25 (H)	4,887	4,252

		16,840

Total Materials – 2.8%		101,861

TOTAL CORPORATE DEBT SECURITIES – 63.9%		$2,347,438
(Cost: $3,005,428)

LOANS (L)
Communication Services

Advertising – 0.4%
Advantage Sales & Marketing, Inc. (ICE LIBOR plus 325 bps),
4.700%, 7-25-21	3,480	2,784
Advantage Sales & Marketing, Inc. (ICE LIBOR plus 650 bps),
7.950%, 7-25-22	16,170	11,481

		14,265

Broadcasting – 0.8%
Clear Channel Outdoor Holdings, Inc. (ICE LIBOR plus 350 bps),
4.489%, 8-1-26 (C)	36,331	30,518

Integrated Telecommunication Services – 1.4%
West Corp. (3-Month ICE LIBOR plus 400 bps),
5.450%, 10-10-24	69,059	51,501

Publishing – 0.4%
Recorded Books, Inc.,
0.000%, 8-31-25(M)	7,485	6,456
Recorded Books, Inc. (ICE LIBOR plus 425 bps),
4.960%, 8-31-25	6,857	5,914

		12,370

60	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	IVY HIGH INCOME FUND (in thousands)

MARCH 31, 2020

LOANS (L) (Continued)	Principal	Value
Wireless Telecommunication Service – 0.3%
Digicel International Finance Ltd. (ICE LIBOR plus 325 bps),
4.870%, 5-27-24	$13,894	$10,751

Total Communication Services – 3.3%		119,405
Consumer Discretionary

Apparel Retail – 1.2%
Talbots, Inc. (The) (ICE LIBOR plus 700 bps),
8.450%, 11-28-22	23,562	17,672
TRLG Intermediate Holdings LLC,
10.000%, 10-27-22 (B)(K)	26,117	24,636

		42,308

Automotive Retail – 0.0%
Dealer Tire LLC (1-Month ICE LIBOR plus 425 bps),
5.239%, 12-19-25	1,120	907

Department Stores – 0.1%
Belk, Inc. (ICE LIBOR plus 675 bps),
7.750%, 7-31-25	4,204	2,320

Housewares & Specialties – 0.5%
KIK Custom Products, Inc. (ICE LIBOR plus 400 bps),
5.000%, 5-15-23	22,374	19,917

Leisure Facilities – 0.4%
United PF Holdings LLC,
0.000%, 1-6-27 (C)(M)	2,475	1,782
United PF Holdings LLC (ICE LIBOR plus 400 bps),
5.450%, 1-6-27 (C)	19,990	14,393

		16,175

Restaurants – 0.3%
CEC Entertainment, Inc. (ICE LIBOR plus 650 bps),
7.572%, 8-30-26	18,909	10,022
NPC International, Inc. (ICE LIBOR plus 750 bps),
9.277%, 4-18-25 (K)	22,640	259

		10,281

Specialized Consumer Services – 0.3%
Asurion LLC (ICE LIBOR plus 600 bps),
7.489%, 8-4-25	11,666	10,631

Specialty Stores – 1.2%
Jo-Ann Stores, Inc.,
0.000%, 10-16-23 (M)	1,508	545
Jo-Ann Stores, Inc. (ICE LIBOR plus 500 bps),
6.000%, 10-16-23	24,743	8,943
Jo-Ann Stores, Inc. (ICE LIBOR plus 925 bps),
10.250%, 5-21-24	24,512	5,188
Party City Holdings, Inc.,
0.000%, 8-19-22 (M)	4,714	2,282

LOANS (L) (Continued)	Principal	Value
Specialty Stores (Continued)
Party City Holdings, Inc. (ICE LIBOR plus 250 bps):
4.100%, 8-19-22	$2,287	$1,107
4.110%, 8-19-22	2,361	1,143
Staples, Inc. (ICE LIBOR plus 500 bps),
6.515%, 4-12-26	34,157	26,813

		46,021

Textiles – 0.6%
SIWF Holdings, Inc. (ICE LIBOR plus 425 bps),
5.322%, 6-15-25 (C)	25,027	21,773

Total Consumer Discretionary – 4.6%		170,333
Consumer Staples

Packaged Foods & Meats – 0.4%
Bellring Brands LLC (ICE LIBOR plus 500 bps),
6.000%, 10-21-24	14,851	13,849

Total Consumer Staples – 0.4%		13,849
Energy

Coal & Consumable Fuels – 0.6%
Foresight Energy LLC,
0.000%, 9-10-20(M)	2,824	2,723
Foresight Energy LLC (1-Month ICE LIBOR plus 1,100 bps),
13.000%, 9-10-20	3,452	3,329
Foresight Energy LLC (ICE LIBOR plus 725 bps),
7.363%, 3-28-22 (K)	41,864	5,442
Westmoreland Coal Co. (ICE LIBOR plus 650 bps),
9.093%, 3-15-22	3,916	3,799
Westmoreland Mining Holdings LLC (15.000% Cash or 15.000% PIK),
15.000%, 3-15-29 (C)(I)	14,367	8,620

		23,913

Oil & Gas Drilling – 0.0%
KCA Deutag U.S. Finance LLC (ICE LIBOR plus 675 bps),
8.200%, 2-28-23	431	151

Oil & Gas Equipment & Services – 0.3%
Larchmont Resources LLC (8.000% Cash or 8.000% PIK),
8.000%, 8-7-20 (B)(C)(I)	13,792	12,413

Oil & Gas Exploration & Production – 0.1%
California Resources Corp. (ICE LIBOR plus 1,037.50 bps),
11.988%, 12-31-21	15,000	707
California Resources Corp. (ICE LIBOR plus 475 bps),
6.363%, 12-31-22	11,612	2,555

		3,262

LOANS (L) (Continued)	Principal	Value
Oil & Gas Storage & Transportation – 0.7%
EPIC Crude Services L.P. (ICE LIBOR plus 500 bps),
6.620%, 3-1-26	$34,400	$22,474
Oryx Midstream Holdings LLC (ICE LIBOR plus 400 bps),
4.989%, 5-22-26 (C)	3,783	2,270

		24,744

Total Energy – 1.7%		64,483
Financials

Asset Management & Custody Banks – 0.5%
Edelman Financial Holdings II, Inc. (ICE LIBOR plus 675 bps),
7.679%, 7-20-26	24,780	18,585

Financial Exchanges & Data – 0.3%
Hudson River Trading LLC (ICE LIBOR plus 300 bps),
3.941%, 2-18-27	12,420	10,992

Insurance Brokers – 0.4%
NFP Corp. (ICE LIBOR plus 325 bps),
4.239%, 2-13-27	15,529	13,252

Investment Banking & Brokerage – 0.4%
Jane Street Group LLC (ICE LIBOR plus 300 bps),
4.613%, 1-7-25	14,697	13,080

Other Diversified Financial Services – 0.0%
New Cotai LLC,
0.000%, 7-20-20(M)	293	293
New Cotai LLC (1-Month U.S. LIBOR plus 25 bps):
2.250%, 7-20-20	472	472
3.500%, 7-20-20	472	472

		1,237

Property & Casualty Insurance – 0.8%
Amynta Agency Borrower, Inc. (ICE LIBOR plus 400 bps),
5.489%, 2-28-25	37,139	29,340

Specialized Finance – 0.5%
Gulf Finance LLC (ICE LIBOR plus 525 bps):
6.710%, 8-25-23	12,477	6,226
6.840%, 8-25-23	20,730	10,344

		16,570

Total Financials – 2.9%		103,056
Health Care

Health Care Equipment – 0.1%
LifeScan Global Corp. (3-Month ICE LIBOR plus 950 bps),
11.556%, 10-1-25	3,873	2,459

2020	ANNUAL REPORT	61

SCHEDULE OF INVESTMENTS	IVY HIGH INCOME FUND (in thousands)

MARCH 31, 2020

LOANS (L) (Continued)	Principal	Value
Health Care Facilities – 0.6%
Gentiva Health Services, Inc. (ICE LIBOR plus 325 bps),
4.250%, 7-2-25 (C)	$25,003	$23,378

Health Care Services – 2.5%
Heartland Dental LLC (ICE LIBOR plus 375 bps),
4.739%, 4-30-25	24,813	18,941
LifePoint Health, Inc. (ICE LIBOR plus 375 bps),
4.739%, 11-16-25	21,931	20,245
U.S. Renal Care, Inc. (3-Month ICE LIBOR plus 500 bps),
6.000%, 6-26-26	60,653	52,422

		91,608

Health Care Technology – 1.2%
Verscend Holding Corp. (ICE LIBOR plus 450 bps),
5.489%, 8-27-25 (C)	46,614	43,817

Pharmaceuticals – 0.2%
Concordia International Corp. (ICE LIBOR plus 550 bps),
6.568%, 9-6-24	6,979	5,950

Total Health Care – 4.6%		167,212
Industrials

Building Products – 0.3%
Hampton Rubber Co. & SEI Holding Corp. (ICE LIBOR plus 800 bps),
9.072%, 3-27-22	19,651	12,773

Construction & Engineering – 2.1%
Maverick Purchaser Sub LLC (ICE LIBOR plus 400 bps),
4.989%, 1-23-27	14,948	13,752
McDermott Technology Americas, Inc.:
0.000%, 10-21-20 (M)	3,444	3,109
0.000%, 5-10-25 (K)(M)	16,196	4,589
McDermott Technology Americas, Inc. (ICE LIBOR plus 500 bps),
7.250%, 5-10-25 (K)	33,835	9,587
McDermott Technology Americas, Inc. (ICE LIBOR plus 900 bps):
10.647%, 10-21-20	22,623	20,428
10.806%, 10-21-20	11,846	10,697
Tensar International Corp. (ICE LIBOR plus 850 bps),
9.950%, 7-10-22	18,232	15,110

		77,272

Diversified Support Services – 0.1%
Creative Artists Agency LLC (ICE LIBOR plus 375 bps),
4.739%, 11-26-26	5,636	4,875

LOANS (L) (Continued)	Principal	Value
Industrial Conglomerates – 0.9%
PAE Holding Corp. (ICE LIBOR plus 550 bps),
6.500%, 10-20-22	$32,038	$28,834
PAE Holding Corp. (ICE LIBOR plus 950 bps),
10.500%, 10-20-23 (C)	2,967	2,818

		31,652

Industrial Machinery – 2.1%
Form Technologies LLC (ICE LIBOR plus 850 bps),
9.950%, 1-30-23 (C)	75,652	71,113
Form Technologies LLC (ICE LIBOR plus 325 bps),
4.700%, 1-28-22 (C)	9,191	5,974

		77,087

Total Industrials – 5.5%		203,659
Information Technology

Application Software – 0.4%
Applied Systems, Inc. (ICE LIBOR plus 700 bps),
8.450%, 9-19-25	12,484	11,253
Kronos Acquisition Holdings, Inc. (ICE LIBOR plus 700 bps),
7.959%, 5-15-23(C)	3,038	2,704

		13,957

Communications Equipment – 0.9%
MLN U.S. Holdco LLC (ICE LIBOR plus 450 bps),
6.015%, 11-30-25	32,700	22,423
MLN U.S. Holdco LLC (ICE LIBOR plus 875 bps),
10.265%, 11-30-26	16,995	9,517

		31,940

Data Processing & Outsourced Services – 1.1%
CommerceHub, Inc. (ICE LIBOR plus 375 bps),
4.489%, 5-21-25 (C)	19,009	15,778
Cyxtera DC Holdings, Inc. (ICE LIBOR plus 300 bps),
8.250%, 5-1-25	20,995	7,442
Cyxtera DC Holdings, Inc. (ICE LIBOR plus 325 bps),
3.620%, 5-1-24	28,391	18,198

		41,418

Internet Services & Infrastructure – 0.8%
Informatica LLC:
7.125%, 2-14-25 (C)(P)	22,494	19,795
0.000%, 2-14-27 (M)	8,997	7,752

		27,547

Total Information Technology – 3.2%		114,862

LOANS (L) (Continued)	Principal	Value
Materials

Construction Materials – 0.6%
Hillman Group, Inc. (The),
0.000%, 5-31-25 (M)	$3,741	$2,904
Hillman Group, Inc. (The) (ICE LIBOR plus 350 bps),
5.072%, 5-31-25	25,874	20,085

		22,989

Total Materials – 0.6%		22,989

TOTAL LOANS – 26.8%		$979,848
(Cost: $1,347,747)

SHORT-TERM SECURITIES	Shares

Money Market Funds (O) – 3.9%
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares,
0.390% (N)	3,906	3,906
State Street Institutional U.S. Government Money Market Fund – Premier Class,
0.310%	138,812	138,812

		142,718

TOTAL SHORT-TERM SECURITIES – 3.9%		$142,718
(Cost: $142,718)

TOTAL INVESTMENT SECURITIES – 98.6%		$3,615,653
(Cost: $4,728,148)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 1.4%		52,502

NET ASSETS – 100.0%		$3,668,155

62	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	IVY HIGH INCOME FUND (in thousands)

MARCH 31, 2020

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	No dividends were paid during the preceding 12 months.

(B)	Deemed to be an affiliate due to the Fund owning at least 5% of the voting securities.

(C)	Securities whose value was determined using significant unobservable inputs.

(D)	Restricted securities. At March 31, 2020, the Fund owned the following restricted securities:

Security	Acquisition Date(s)	Shares		Cost	Value
BIS Industries Ltd.	12-22-17	19,683		$1,852	$—	*
Larchmont Resources LLC	12-8-16	18		6,189	3,209
Maritime Finance Co. Ltd.	9-19-13	1,750		26,734	11,183
New Cotai Participation Corp., Class B	4-12-13	—	*	810	—
Sabine Oil & Gas Corp.	12-7-16	5		232	87
Pinnacle Agriculture Enterprises LLC	3-10-17	49,044		22,291	—	*
Targa Resources Corp., 9.500%	10-24-17	47		52,454	27,878

				$110,562	$42,357

    The total value of these securities represented 1.2% of net assets at March 31, 2020.

(E)	Listed on an exchange outside the United States.

(F)	All or a portion of securities with an aggregate value of $18,023 are on loan.

(G)

Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(H)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2020 the total value of these securities amounted to $2,118,339 or 57.7% of net assets.

(I)	Payment-in-kind bond which may pay interest in additional par and/or in cash. Rates shown are the current rate and possible payment rates.

(J)	Step bond that pays an initial coupon rate for the first period and then a higher or lower coupon rate for the following periods. Interest rate disclosed is that which is in effect at March 31, 2020.

(K)	Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

(L)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2020. Description of the reference rate and spread, if applicable, are included in the security description.

(M)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.

(N)	Investment made with cash collateral received from securities on loan.

(O)	Rate shown is the annualized 7-day yield at March 31, 2020.

(P)	At March 31, 2020, the rate shown is a fixed interest rate.

2020	ANNUAL REPORT	63

SCHEDULE OF INVESTMENTS	IVY HIGH INCOME FUND (in thousands)

MARCH 31, 2020

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Consumer Discretionary	$53,684	$45,811	$—	*
Consumer Staples	—	—	—	*
Energy	—	2,736	3,209
Financials	—	—	11,183
Health Care	—	1,143	—
Industrials	—	—	—	*
Total Common Stocks	$53,684	$49,690	$14,392
Preferred Stocks	—	27,878	—	*
Warrants	—	5	—
Corporate Debt Securities	—	2,347,438	—
Loans	—	702,702	277,146
Short-Term Securities	142,718	—	—
Total	$196,402	$3,127,713	$291,538

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Preferred Stocks	Corporate Debt		Loans
Beginning Balance 4-1-19	$29,298	$9,991	$—	*	$305,037
Net realized gain (loss)	—	—	—		213
Net change in unrealized appreciation (depreciation)	(13,933)	(9,991)	—	*	(34,289)
Purchases	4,349	—	—		100,254
Sales	(2,673)	—	—		(65,356)
Amortization/Accretion of premium/discount	—	—	—		(1,302)
Transfers into Level 3 during the period	—	—	—		77,091
Transfers out of Level 3 during the period	(2,649)	—	—		(104,502)
Ending Balance 3-31-20	$14,392	$— *	$—		$277,146
Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 3-31-20	$(13,933)	$(9,991)	$—		$(34,554)

Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred primarily due to the increased availability of observable market data due to increased market activity or information.

Information about Level 3 fair value measurements:

	Fair Value at 3-31-20		Valuation Technique(s)	Unobservable Input(s)	Input Value(s)
Assets

Common Stocks	$—	*	Market comparable approach	Adjusted EBITDA multiple	3.10x
	11,183		Net asset approach	Adjusted book value multiple	1.00x
	3,209		Third-party valuation service	Broker quote	N/A

Preferred Stocks	—	*	Transaction	Price	$0

Loans	277,146		Third-party vendor pricing service	Broker quotes	N/A

Significant increases (decreases) in the adjusted EBITDA multiple inputs as of the reporting date would result in a higher (lower) fair value measurement.

64	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	IVY HIGH INCOME FUND (in thousands)

MARCH 31, 2020

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

GTD = Guaranteed

ICE = Intercontinental Exchange

LIBOR = London Interbank Offered Rate

PIK = Payment in Kind

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	65

MANAGEMENT DISCUSSION	IVY INTERNATIONAL CORE EQUITY FUND

(UNAUDITED)

John C. Maxwell

Catherine L. Murray

Below, John Maxwell, CFA, and Catherine Murray, portfolio managers of Ivy International Core Equity Fund, discuss positioning, performance and results for the fiscal year ended March 31, 2020. Mr. Maxwell has managed the Fund since February 2006 and has 28 years of industry experience. Ms. Murray was named portfolio manager in January 2017 and was previously an assistant portfolio manager on the Fund from 2014 to 2016. She has 29 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended March 31, 2020
Ivy International Core Equity Fund (Class A shares at net asset value)	-18.72%
Ivy International Core Equity Fund (Class A shares including sales charges)	-23.39%

Benchmark and Morningstar Category
MSCI EAFE Index	-14.38%
(generally reflects the performance of securities in Europe, Australasia and the Far East)
Morningstar Foreign Large Blend Category Average	-15.67%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses, while index returns do not include any such fees. The performance discussion below is at net asset value (NAV).

The international market recovery of 2019 is erased in a matter of two months

The MSCI EAFE Index, the Fund’s benchmark, was down 22.8% in the first quarter of 2020 and 14.4% for the fiscal year. 2019 was marked by the threat of the U.S.-China trade war. It was a lingering overhang for much of the year, but then lifted in the fourth quarter of 2019 when the two sides came to a truce. Geopolitics continued to be a threat, but sentiment moved in a positive direction as upcoming U.S. elections were seen as a reason for the current administration to push forward with a pro-market stance. The U.S. Federal Reserve (Fed) had an about face with its 2019 approach toward interest rate policy becoming more dovish. Central banks around the world followed the Fed’s lead and accelerated their accommodative policy stance. In China, a combination of monetary and fiscal measures, including a significant income tax break, helped boost a faltering consumer base.

The U.S. dollar depreciated late in 2019 as investors’ desire for risk returned. Oil was volatile as oversupply in the beginning of 2019 was later met with several geopolitical events and supply cuts from OPEC. In September, oil fields in Saudi Arabia were bombed and an escalation in the Middle East closed the year. All of this became insignificant as the events of the first quarter of 2020 unfolded.

The first quarter of 2020 will undoubtedly be one of the most historic periods for not only the economy and capital markets, but for modern civilization. To begin 2020, markets were coming off a period where the trade war overhang had lifted and economic activity in international markets was on a positive trajectory. The biggest risk to global equity markets appeared to be U.S. elections. This quickly reversed as COVID-19 put economies at a standstill and oil collapsed as demand vanished and a dispute broke out between Russia and Saudi Arabia.

The U.S. dollar also added some pressure to U.S.-based returns as it appreciated roughly 2.75% against a basket of currencies. Government bond yields moved significantly lower as central banks across the world aggressively cut benchmark rates.

All sectors were in deep negative territory for the quarter. Returns amongst sectors were dispersed in a classic bear market or recessionary manner, with defensive sectors holding-up significantly better than more economically sensitive sectors. Health care performed the best, down 8.9%. Energy was the worst performing sector, down 36.2% for the quarter.

In the face of what will likely be the sharpest economic downturn in decades, governments and central banks tapped their financial war chests and launched all possible weapons at their disposal. This was met with some relief in the markets toward the end of the quarter, but markets were still down significantly.

Fund review

For the fiscal year ended March 31, 2020, the Fund posted negative performance and underperformed its benchmark and Morningstar peer group. A key detractor was the Fund’s exposure to the energy sector, where an overweight allocation and poor stock selection hurt. Exposure to Japan also detracted from performance as an underweight allocation and poor stock selection had a negative impact. Stock selection in information technology, financials and health care also detracted from performance.

66	ANNUAL REPORT	2020

Key individual detractors included Seven Generations Energy Ltd., Class A (Canadian energy company hurt mainly by oil prices), Airbus SE (French aerospace giant that pulled back due to concerns about a slowdown in air travel/production cuts), BNP Paribas S.A. (French bank with concerns about dividend cuts and slowing earnings due to virus related economic weakness) and Isuzu Motors Ltd. (Japanese auto company facing slowing sales on the heels of economic deterioration).

On the positive side, strong stock selection in real estate benefitted performance. Additionally, stock selection in industrials and the Fund’s exposure to China were additive to relative returns. The Fund’s cash and gold allocations also helped performance. Key contributors to performance included SMC Corp. (a Japanese automation company with perceived positive long-term growth prospects), Ubisoft Entertainment S.A. (a French videogame producer benefitting from the popularity of gaming during COVID-19 lockdowns as well as a positive fundamental turnaround), Ferguson plc (a U.K.-based HVAC company), and Wuliangye Yibin Co. Ltd., A Shares (a Chinese spirits company benefitting from Chinese consumption of high end spirits). The Fund no longer holds Wuliangye Yibin Co. Ltd.

Actions in the Fund during the year

The Fund went through most of the fiscal year with a value tilt. As a core strategy, it has the ability to tilt toward growth companies when valuations are relatively attractive and toward value when they offer investors the best upside prospects, in our opinion. As “quality” companies became relatively expensive over the last few years, it was difficult to justify their valuations. However, the recent environment has provided an opportunity to both reposition certain areas of the Fund into value companies that we believe offer significant upside potential as well as invest in higher “quality” growth companies that, for the first time in a while, dropped to an attractive valuation level. For relative value managers like us, markets like this don’t come around very often.

The Fund continues to have an above average cash position and a position in gold.

Current Portfolio themes are:

•	Disproportionate growth of emerging-market consumers, particularly in the Asia-Pacific region

•	Strong growth in infrastructure

•	Solid and believable dividend yields

•	Forces of market disruption

What we seek

As we move forward, we continue to seek companies we believe are underpriced relative to their prospects and peers in both the growth and value parts of the market. With disruptive forces that seem more concentrated in the defensive part of the market, the Fund’s defensive/cyclical weighting is balanced. We are also increasingly focused on companies we believe have sustainable competitive advantages or improving industry dynamics that are not appreciated by the market — a strategy we believe to be effective at the end of an economic cycle.

Outlook

The world has quickly changed — COVID-19 has taken a very large toll on capital markets and volatility will likely continue as anticipation of the severity and duration of the outbreak evolves and companies report earnings.

Oil is also top of mind. Low demand and oversupply will continue to depress oil prices until these pressures ease. We anticipate that an agreement between Russia and Saudi Arabia will emerge, as talks between them seem to be underway. This should help the supply side of the equation, but demand should not recover until economic activity normalizes. We think that ultimately, companies low on the cost curve with strong balance sheets and good assets will survive and thrive as the weaker players fade away.

We expect monetary policy to be very accommodative throughout the world. Central banks will likely exhaust everything at their disposal to keep economies afloat. Fiscal stimulus is also a key component of economic survival. Whether it is large spending packages like in the U.S. or large-scale investments directly in public equities like in Japan, we think this government behavior will continue.

The world will eventually recover, but the timeline of this pandemic is still unknown and the range of outcomes is wide. We believe a depth of knowledge in the business models we invest in, the sustainability of their balance sheets, and buying them at perceived attractive relative valuations is a well-suited approach in this environment.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

2020	ANNUAL REPORT	67

Past performance is not a guarantee of future results. The value of the Fund’s shares will change, and you could lose money on your investment.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Fund’s value and the risk that fluctuations in the value of the derivatives may not correlate with securities markets or the underlying asset upon which the derivative’s value is based.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy International Core Equity Fund.

68	ANNUAL REPORT	2020

PORTFOLIO HIGHLIGHTS	IVY INTERNATIONAL CORE EQUITY FUND

ALL DATA IS AS OF MARCH 31, 2020 (UNAUDITED)

Asset Allocation

Stocks	93.3%
Health Care	15.0%
Industrials	14.0%
Consumer Discretionary	12.5%
Consumer Staples	12.4%
Financials	10.6%
Materials	7.4%
Energy	7.4%
Information Technology	6.8%
Communication Services	3.8%
Real Estate	2.3%
Utilities	1.1%
Bonds	1.0%
Other Government Securities	1.0%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	5.7%

Country Weightings

Europe	62.1%
United Kingdom	14.7%
Germany	13.5%
France	13.5%
Switzerland	7.8%
Netherlands	3.9%
Other Europe	8.7%
Pacific Basin	26.5%
Japan	12.6%
China	4.2%
Other Pacific Basin	9.7%
North America	5.7%
Canada	3.8%
United States	1.9%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	5.7%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Nestle S.A., Registered Shares	Switzerland	Consumer Staples	Packaged Foods & Meats
Roche Holdings AG, Genusscheine	Switzerland	Health Care	Pharmaceuticals
SAP AG	Germany	Information Technology	Application Software
Seven & i Holdings Co. Ltd.	Japan	Consumer Staples	Food Retail
Total S.A.	France	Energy	Integrated Oil & Gas
Deutsche Wohnen AG	Germany	Real Estate	Real Estate Operating Companies
Hong Kong Exchanges and Clearing Ltd.	Hong Kong	Financials	Specialized Finance
SPDR Gold Trust	United States	Materials	Gold
Airbus SE	France	Industrials	Aerospace & Defense
SMC Corp.	Japan	Industrials	Industrial Machinery

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2020	ANNUAL REPORT	69

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY INTERNATIONAL CORE EQUITY FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E	Class I	Class N	Class R	Class T	Class Y
1-year period ended 3-31-20	-23.39%	-22.54%	-19.30%	-20.72%	-18.30%	-18.31%	-18.93%	-20.58%	-18.65%
5-year period ended 3-31-20	-4.13%	-3.99%	-3.64%	-3.52%	-2.63%	-2.53%	-3.24%	—	-2.93%
10-year period ended 3-31-20	1.66%	1.55%	1.59%	1.95%	2.65%	—	—	—	2.36%
Since Inception of Class through 3-31-20(5)	—	—	—	—	—	-2.15%	1.52%	-8.88%	—

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A, Class E and Class T Shares carry a maximum front-end sales load of 5.75%, 2.50% and 2.50%, respectively. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	7-31-14 for Class N shares, 12-19-12 for Class R shares and 7-5-17 for Class T shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

70	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	IVY INTERNATIONAL CORE EQUITY FUND (in thousands)

MARCH 31, 2020

COMMON STOCKS	Shares	Value
Australia

Materials – 3.0%
BHP Group plc	1,916	$29,731
BHP Group plc ADR	627	19,036
Newcrest Mining Ltd.	2,405	33,027

		81,794

Total Australia – 3.0%		$81,794
Canada

Consumer Discretionary – 1.2%
Dollarama, Inc.	1,165	32,312

Energy – 2.6%
Canadian Natural Resources Ltd.	2,353	32,074
Seven Generations Energy Ltd., Class A (A)	5,822	6,412
Suncor Energy, Inc.	1,978	31,569

		70,055

Total Canada – 3.8%		$102,367
China

Consumer Discretionary – 2.0%
Alibaba Group Holding Ltd. ADR (A)	153	29,701
Gree Electric Appliances, Inc. of Zhuhai, A Shares	3,498	25,472

		55,173

Consumer Staples – 1.0%
Wens Foodstuffs Group Co. Ltd., Class A	6,159	27,847

Health Care – 1.2%
Yunnan Baiyao Group Co. Ltd., A Shares	2,640	31,629

Total China – 4.2%		$114,649
Denmark

Industrials – 1.1%
A.P. Moller – Maersk A/S (B)	26	23,179
A.P. Moller – Maersk A/S, Class A	9	7,280

		30,459

Total Denmark – 1.1%		$30,459
France

Communication Services – 3.1%
Orange S.A.	3,939	47,697
Ubisoft Entertainment S.A. (A)	481	35,186

		82,883

Consumer Staples – 1.1%
Pernod Ricard S.A.	219	31,015

Energy – 2.0%
Total S.A. (B)	1,486	55,977

Financials – 1.3%
BNP Paribas S.A.	1,247	36,408

COMMON STOCKS (Continued)	Shares	Value
Industrials – 3.3%
Airbus SE	783	$50,489
Schneider Electric S.A.	462	39,058

		89,547

Information Technology – 1.6%
Cap Gemini S.A.	504	42,132

Utilities – 1.1%
ENGIE	3,071	31,451

Total France – 13.5%		$369,413
Germany

Consumer Discretionary – 1.8%
adidas AG	108	24,059
Continental AG	350	24,970

		49,029

Consumer Staples – 1.4%
Beiersdorf Aktiengesellschaft	368	37,094

Health Care – 4.2%
Bayer AG	777	44,546
Fresenius Medical Care AG & Co. KGaA	612	39,957
Merck KGaA	336	33,885

		118,388

Industrials – 1.7%
Deutsche Post AG	400	10,730
Hochtief Aktiengesellschaft	527	34,630

		45,360

Information Technology – 2.5%
SAP AG	620	69,274

Real Estate – 1.9%
Deutsche Wohnen AG	1,398	52,993

Total Germany – 13.5%		$372,138
Hong Kong

Financials – 1.9%
Hong Kong Exchanges and Clearing Ltd.	1,750	52,414

Total Hong Kong – 1.9%		$52,414
India

Energy – 0.9%
Reliance Industries Ltd.	1,689	24,628

Financials – 1.8%
Axis Bank Ltd.	3,975	19,876
Housing Development Finance Corp. Ltd.	1,408	30,390

		50,266

Total India – 2.7%		$74,894

COMMON STOCKS (Continued)	Shares	Value
Ireland

Materials – 1.1%
CRH plc	1,122	$30,456

Total Ireland – 1.1%		$30,456
Italy

Financials – 0.8%
UniCredit S.p.A.	2,773	21,455

Total Italy – 0.8%		$21,455
Japan

Consumer Discretionary – 4.3%
Isuzu Motors Ltd.	4,322	28,602
Subaru Corp.	2,557	48,883
Suzuki Motor Corp.	337	8,027
Zozo, Inc.	2,469	33,135

		118,647

Consumer Staples – 3.5%
Asahi Breweries Ltd.	1,098	35,636
Seven & i Holdings Co. Ltd.	1,825	60,270

		95,906

Financials – 1.4%
ORIX Corp.	3,135	37,404

Industrials – 3.0%
SMC Corp.	117	49,123
Taisei Corp.	1,068	32,560

		81,683

Real Estate – 0.4%
Mitsubishi Estate Co. Ltd.	662	9,773

Total Japan – 12.6%		$343,413
Luxembourg

Energy – 0.8%
Tenaris S.A.	1,829	11,035
Tenaris S.A. ADR	931	11,223

		22,258

Total Luxembourg – 0.8%		$22,258
Netherlands

Consumer Discretionary – 1.6%
Prosus N.V. (A)	623	43,394

Health Care – 1.3%
Koninklijke Philips Electronics N.V., Ordinary Shares	865	35,522

Industrials – 1.0%
Randstad Holding N.V.	788	27,813

Total Netherlands – 3.9%		$106,729
Norway

Consumer Staples – 1.0%
Mowi ASA	1,750	26,460

2020	ANNUAL REPORT	71

SCHEDULE OF INVESTMENTS	IVY INTERNATIONAL CORE EQUITY FUND (in thousands)

MARCH 31, 2020

COMMON STOCKS (Continued)	Shares	Value
Financials – 1.3%
DNB ASA	3,165	$35,264

Total Norway – 2.3%		$61,724
Singapore

Communication Services – 0.7%
Singapore Telecommunications Ltd.	11,156	19,887

Total Singapore – 0.7%		$19,887
South Korea

Information Technology – 1.4%
Samsung Electronics Co. Ltd.	962	37,391

Total South Korea – 1.4%		$37,391
Sweden

Health Care – 0.5%
Getinge AB	681	12,882

Industrials – 1.1%
Epiroc AB, Class A	2,234	22,079
Epiroc AB, Class B	759	7,479

		29,558

Total Sweden – 1.6%		$42,440
Switzerland

Consumer Staples – 2.8%
Nestle S.A., Registered Shares	759	77,743

Health Care – 3.8%
Alcon, Inc. (A)(B)	579	29,634
Roche Holdings AG, Genusscheine	229	73,833

		103,467

Industrials – 1.2%
Ferguson plc	511	31,610

Total Switzerland – 7.8%		$212,820

COMMON STOCKS (Continued)	Shares	Value
United Kingdom

Consumer Discretionary – 1.6%
Compass Group plc	1,195	$18,614
Whitbread plc	669	24,779

		43,393

Consumer Staples – 1.6%
British American Tobacco plc	1,292	44,003

Energy – 1.1%
BP plc	5,075	20,811
BP plc ADR	329	8,033

		28,844

Financials – 2.1%
Legal & General Group plc	14,985	35,404
Lloyds Banking Group plc	55,774	21,805

		57,209

Health Care – 4.0%
AstraZeneca plc	171	15,235
AstraZeneca plc ADR	426	19,044
GlaxoSmithKline plc	2,488	46,684
GlaxoSmithKline plc ADR	726	27,503

		108,466

Industrials – 1.6%
Babcock International Group plc	3,195	15,079
BAE Systems plc	4,699	30,192

		45,271

Information Technology – 1.3%
Amdocs Ltd.	648	35,641

Materials – 1.4%
Anglo American plc	2,113	37,026

Total United Kingdom – 14.7%		$399,853

TOTAL COMMON STOCKS – 91.4%		$2,496,554
(Cost: $3,025,953)

INVESTMENT FUNDS	Shares	Value
United States – 1.9%
SPDR Gold Trust(A)	349	$51,742

TOTAL INVESTMENT FUNDS – 1.9%		$51,742
(Cost: $42,853)

OTHER GOVERNMENT SECURITIES (C)	Principal
Norway – 1.0%
Norway Government Bond
3.750%, 5-25-21 (D)(E)	NOK285,830	28,573

TOTAL OTHER GOVERNMENT SECURITIES – 1.0%		$28,573
(Cost: $32,999)

SHORT-TERM SECURITIES	Shares
Money Market Funds (F) – 5.2%
State Street Institutional U.S. Government Money Market Fund – Premier Class
0.310%	125,139	125,139
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares
0.390% (G)	17,037	17,037

		142,176

TOTAL SHORT-TERM SECURITIES – 5.2%		$142,176
(Cost: $142,176)

TOTAL INVESTMENT SECURITIES – 99.5%		$2,719,045
(Cost: $3,243,981)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.5%		13,078

NET ASSETS – 100.0%		$2,732,123

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)

All or a portion of securities with an aggregate value of $27,016 are on loan. At March 31, 2020, $9,180 of securities on loan were sold and unsettled. The unsettled amount is reflected on the Statement of Assets and Liabilities within the line item entitled Investment securities sold receivable.

(C)	Other Government Securities may include emerging markets sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities.

(D)	Principal amounts are denominated in the indicated foreign currency, where applicable (NOK—Norwegian Krone).

(E)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2020 the total value of these securities amounted to $28,573 or 1.0% of net assets.

(F)	Rate shown is the annualized 7-day yield at March 31, 2020.

(G)	Investment made with cash collateral received from securities on loan.

72	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	IVY INTERNATIONAL CORE EQUITY FUND (in thousands)

MARCH 31, 2020

The following forward foreign currency contracts were outstanding at March 31, 2020:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized Depreciation
U.S. Dollar	366,533	Japanese Yen	39,772,388	4-14-20	Deutsche Bank AG	$3,597	$—

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Communication Services	$—	$102,770	$—
Consumer Discretionary	105,407	236,541	—
Consumer Staples	—	340,068	—
Energy	89,311	112,451	—
Financials	—	290,420	—
Health Care	52,155	358,199	—
Industrials	—	381,301	—
Information Technology	35,641	148,797	—
Materials	19,036	130,240	—
Real Estate	—	62,766	—
Utilities	—	31,451	—
Total Common Stocks	$301,550	$2,195,004	$—
Investment Funds	51,742	—	—
Other Government Securities	—	28,573	—
Short-Term Securities	142,176	—	—
Total	$495,468	$2,223,577	$—
Forward Foreign Currency Contracts	$—	$3,597	$—

The following acronym is used throughout this schedule:

ADR = American Depositary Receipts

Market Sector Diversification
(as a % of net assets)
Health Care	15.0%
Industrials	14.0%
Consumer Discretionary	12.5%
Consumer Staples	12.4%
Financials	10.6%
Energy	7.4%
Materials	7.4%
Information Technology	6.8%
Communication Services	3.8%
Real Estate	2.3%
Utilities	1.1%
Other Government Securities	1.0%
Other+	5.7%

+	Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	73

MANAGEMENT DISCUSSION	IVY LARGE CAP GROWTH FUND

(UNAUDITED)

Bradley M. Klapmeyer

Below, Bradley M. Klapmeyer, CFA, portfolio manager of Ivy Large Cap Growth Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2020. Mr. Klapmeyer has managed the Fund since August 2016, and he has 20 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended March 31, 2020
Ivy Large Cap Growth Fund (Class A shares at net asset value)	2.18%
Ivy Large Cap Growth Fund (Class A shares including sales charges)	-3.72%

Benchmark and Morningstar Category
Russell 1000 Growth Index	0.91%
(generally reflects the performance of securities that represent the large-cap growth market)
Morningstar Large Growth Category Average	-3.72%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value (NAV).

Market conditions

The Russell 1000 Growth Index, the Fund’s benchmark, was up 0.91% during the measurement period. The Fund outperformed relative to its benchmark and peer universe average. The final months of the period, the most memorable portion of the fiscal year, were marked with volatility. The modest annual gain for the benchmark is not indicative of what occurred during the fiscal year, as equity markets posted gains for three of the four quarters. Those gains, for the most part, were fueled by an improving fundamental backdrop, which included an accommodative Federal Reserve (Fed) interest rate policy and the de-escalation of the trade war with China. Unfortunately, these positive influences were overwhelmed at the end of the measurement period with the emergence of a novel virus, COVID-19, that quickly turned into a global pandemic.

Before further commenting on the global pandemic and its impact on market performance during the final quarter of the fiscal period, it is at least worth detailing the environment heading into that event. Early in the fiscal period, investors remained somewhat concerned about the economic backdrop and the lingering trade war. The Fed began to signal that further accommodative policy actions were on the horizon to help loosen financial conditions. The Fed did move to further stimulate, initiating a 0.25% interest rate cut in August, along with additional 0.25% rate cuts in September and October. Toward the end of calendar year 2019, investors began to pivot to a more optimistic outlook for potential growth during 2020. These cuts ultimately turned out to be the start of more material cuts associated with the COVID-19 pandemic during the early part of calendar year 2020.

Regarding global trade, building expectations for easing trade tensions between the U.S. and China started early in the measurement period and were rewarded with a temporary “trade truce” between the two countries during the June 2019 G20 Summit. Further progress was made when the current administration hinted at a temporary trade deal — a scaling back of the tariffs put in place — that materialized late in the calendar year. These efforts, combined with those from the Fed, created less uncertainty, thus increased risk-taking. The last several months at the tail end of 2019 were punctuated with aggressive low quality, deep value rotations that one would associate with higher expectations of accelerating economic growth.

The events of the quarter ending on March 31, 2020 — the emergence of the COVID-19 pandemic — marked an unprecedented period globally for not only equity markets but for humanity. This final quarter of the measurement period saw the markets down significantly. The Russell 1000 Growth Index benchmark was down 14.1% which marked an abrupt end to a decade-long bull market. This draw down also served as a humbling reminder that one never knows what event will mark the end of an economic cycle or initiate the next recession.

The fourth quarter of the measurement period initially started with continued hope that easing credit conditions and financial policy loosening by global central banks would ultimately lead to accelerating global economic growth later in 2020. The emergence of COVID-19 abruptly changed the narrative. The spread of the coronavirus led to significant de-risking of markets around the globe. Central banks around the world moved quickly to lessen the risk of a credit freeze and illiquid markets. Global governments began to ramp up fiscal policy efforts to stymie the blunt force of rising unemployment, inject funding into inadequately equipped health care systems, and provide cash flow to businesses impaired by the containment efforts. For its part, the U.S. Fed lowered the Federal Funds rate by 0.50% on March 3 and then

74	ANNUAL REPORT	2020

by an additional 1.0% on March 16. The magnitude and swiftness of the Fed’s actions was indicative of the fear overtaking the market and by quarter-end investors and businesses alike were overwhelmed with uncertainty.

Looking at the return by the index, factor performance showed that quality factors (return on assets, return on capital and return on equity) and momentum factors (price return and relative strength) were key factors driving performance during the fiscal year. Value factors (low enterprise value to earnings before interest, tax, depreciation and amortization and low price to cash flow) significantly underperformed and risk factors (beta and estimate dispersion) were laggards as well.

Strategies employed, contributors and detractors

During the fiscal year, the Fund posted positive absolute gains during a period with significant volatility. The Fund outperformed relative to its benchmark and peer universe average. Stock selection drove positive attribution in industrials, financials, information technology, consumer discretionary and real estate. Despite the strong absolute and relative performance there were a few notable detractors, including communications services and health care.

Within industrials, an overweight position to two services stocks (CoStar Group, Inc. and Verisk Analytics, Inc.) led the way for strong sector attribution. These stocks continued to show strong growth performance throughout the measurement period and were resilient business models heading into the volatility brought on by COVID-19. We maintained an underweight position to Boeing Co. for the full measurement period, as the stock continued to fall amid COVID-19 concerns impacting the global aerospace industry. Detractors in the period included Stanley Black & Decker, Inc., J.B. Hunt Transport Services, Inc. and Caterpillar Inc., all of which experienced negative returns as global economic growth outlooks were revised lower.

Performance in financials benefited from an overweight position to CME Group Inc., which typically benefits during periods of elevated volatility. S&P Global, Inc. was also a strong contributor, mainly due to continued stability of the business as investors hunted for those businesses with the strongest earnings visibility during the measurement period.

Information technology was a notable positive relative contributor during the period. The Fund’s holdings in the sector were led by an overweight position in NVIDIA Corp., where investors anticipated a benefit from COVID-19 related activities, including a surge in utilization at data centers and additional capacity in cloud computing due to shelter in place orders. Adobe Inc., Microsoft Corp. and VeriSign, Inc. were also positive contributors as investors continued to favor companies with relatively higher growth and visibility. Detractors in the sector included an underweight to Apple Inc. and overweight positions in FleetCor Technologies, Inc., Motorola Solutions, Inc. and Intuit Inc.

Within consumer discretionary two notable contributors were Ferrari NV, which benefited from investors seeing the company’s order backlog as more stable during periods of economic weakness versus other discretionary stocks. Strength in Tractor Supply Co., a position initially introduced to the portfolio in January 2020, outperformed as it remained operational during COVID-19 as its products were deemed necessary to consumers. The position was introduced ahead of COVID-19 on the belief that company-specific initiatives, such as loyalty cards and promotional improvements, would accelerate sales growth. Booking Holdings Inc. and V.F. Corp. were detractors within the Fund’s consumer discretionary exposure as investors viewed these businesses as being temporarily impaired by COVID-19.

Health care was a notable detractor, partly driven by an overweight to Pfizer, Inc., which underperformed due to the announced exit of its UpJohn business. This led investors to debate the outlook for the remaining company. Health care performance was also negatively impact by overweight exposure to Abiomed Inc., Cerner Corp., and Illumina, Inc. Each of these holdings had company-specific debates during the measurement period. Abiomed is no longer a holding of the Fund.

Communications services was another detractor during the measurement period. Shares of Walt Disney Co. were volatile due to uncertainty around the eventual success of the company’s newly launched streaming service. Walt Disney’s fundamentals were further impacted by COVID-19 as many facets of its business were materially disrupted, including theme parks, cruise lines and media. Facebook, Inc. was a detractor due to an underweight position as the stock performed well as investors became comfortable that the valuation adequately represented by the business model risk associated with anti-trust investigations. Walt Disney is no longer a holding of the Fund.

Outlook and positioning

Certainty is hard to find in the current environment, especially regarding the impact of collective efforts to 1) slow the spread of the virus, or 2) weather the economic impacts related to people sheltering in place from the virus. It is still early to have confidence that these efforts will prove successful or adequate to limit further downside risks. We are confident, however, that additional resources should be made available if necessary in the U.S.

Over the next two or three quarters, we believe data will represent the impacts from an unprecedented shock to the economic and social system around the globe, and these data points are unlikely to provide comfort. Our current thinking is

2020	ANNUAL REPORT	75

that the economy, with significant global monetary and fiscal support, survives this short-term stall and can return to growth in late 2020 and into 2021.

Clearly, the steep equity market decline portends significant negative revisions for many stocks. As such, as these breathtaking revisions work through the system, we intend to focus on “normalized” earnings and growth, believing that long-term opportunities often present themselves during these periods of volatility.

We further assume that businesses and personal lives will go back to something resembling the old normal, not some new environment in which everyone only works from home, has food delivered, and connects through video conferencing. We expect travel to domestic and global destinations to resume, we expect foodies to visit local eateries and maybe order sodas, we anticipate people will get their eyes checked and reorder contact lenses, and yes, people will go to the hardware store to purchase those new lithium-ion battery powered drills they have been wanting.

Until those green shoots emerge, we believe our risk-aware process lends itself to holding up well while in periods of market volatility. The secret sauce is that we own businesses we think are exceptional and can do well through a market cycle, not just in one flavor of a market cycle. This doesn’t mean they will always be “up and to the right” but we think when we wake up in the morning, no matter what has happened in the world, we will be comfortable owning these businesses. Thank you for your continued support.

As of March 31, 2020, the Fund’s largest positions were Microsoft Corp., Apple, Inc., Amazon.com, Inc., Visa, Inc., Alphabet, Inc., Coca-Cola Co., Motorola Solutions, Inc., Adobe, Inc., Cerner Corp. and NVIDIA Corp.

Performance shown at NAV does not include the effects of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges; your sales charges could be lower.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Large Cap Growth Fund.

76	ANNUAL REPORT	2020

PORTFOLIO HIGHLIGHTS	IVY LARGE CAP GROWTH FUND

ALL DATA IS AS OF MARCH 31, 2020 (UNAUDITED)

Asset Allocation

Stocks	97.1%
Information Technology	39.7%
Consumer Discretionary	16.5%
Health Care	12.1%
Industrials	10.3%
Communication Services	10.0%
Consumer Staples	3.8%
Financials	2.9%
Real Estate	1.8%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	2.9%

Top 10 Equity Holdings

Company	Sector	Industry
Microsoft Corp.	Information Technology	Systems Software
Apple, Inc.	Information Technology	Technology Hardware, Storage & Peripherals
Amazon.com, Inc.	Consumer Discretionary	Internet & Direct Marketing Retail
Visa, Inc., Class A	Information Technology	Data Processing & Outsourced Services
Alphabet, Inc., Class A	Communication Services	Interactive Media & Services
Coca-Cola Co. (The)	Consumer Staples	Soft Drinks
Motorola Solutions, Inc.	Information Technology	Communications Equipment
Adobe, Inc.	Information Technology	Application Software
Cerner Corp.	Health Care	Health Care Technology
NVIDIA Corp.	Information Technology	Application Software

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2020	ANNUAL REPORT	77

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY LARGE CAP GROWTH FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E	Class I	Class N	Class R	Class Y
1-year period ended 3-31-20	-3.72%	-2.10%	1.38%	-0.49%	2.51%	2.54%	1.75%	2.19%
5-year period ended 3-31-20	8.59%	8.78%	9.07%	9.28%	10.20%	10.33%	9.50%	9.94%
10-year period ended 3-31-20	11.46%	11.26%	11.27%	11.81%	12.43%	—	11.75%	12.20%
Since Inception of Class through 3-31-20(5)	—	—	—	—	—	11.47%	—	—

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E Shares carry a maximum front-end sales load of 5.75% and 2.50%, respectively. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	7-31-14 for Class N shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

78	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	IVY LARGE CAP GROWTH FUND (in thousands)

MARCH 31, 2020

COMMON STOCKS	Shares	Value
Communication Services

Interactive Home Entertainment – 2.1%
Electronic Arts, Inc. (A)	834	$83,505

Interactive Media & Services – 7.9%
Alphabet, Inc., Class A (A)	145	168,519
Alphabet, Inc., Class C (A)	34	40,102
Facebook, Inc., Class A (A)	640	106,773

		315,394

Total Communication Services – 10.0%		398,899
Consumer Discretionary

Apparel, Accessories & Luxury Goods – 1.4%
V.F. Corp.	1,015	54,881

Automobile Manufacturers – 1.7%
Ferrari N.V.	445	67,893

Footwear – 1.8%
NIKE, Inc., Class B	855	70,737

Home Improvement Retail – 2.1%
Home Depot, Inc. (The)	449	83,904

Internet & Direct Marketing Retail – 7.5%
Amazon.com, Inc. (A)	112	217,696
Booking Holdings, Inc. (A)	62	83,298

		300,994

Specialty Stores – 2.0%
Tractor Supply Co.	952	80,502

Total Consumer Discretionary – 16.5%		658,911
Consumer Staples

Personal Products – 0.5%
Estee Lauder Co., Inc. (The), Class A	138	21,953

Soft Drinks – 3.3%
Coca-Cola Co. (The)	2,971	131,472

Total Consumer Staples – 3.8%		153,425
Financials

Financial Exchanges & Data – 2.9%
CME Group, Inc.	250	43,277
S&P Global, Inc.	296	72,556

		115,833

Total Financials – 2.9%		115,833
Health Care

Biotechnology – 1.9%
Vertex Pharmaceuticals, Inc. (A)	322	76,705

Health Care Equipment – 2.5%
Danaher Corp.	307	42,556
Intuitive Surgical, Inc. (A)	119	59,160

		101,716

COMMON STOCKS (Continued)	Shares	Value
Health Care Supplies – 1.3%
Cooper Cos., Inc. (The)	194	$53,514

Health Care Technology – 3.0%
Cerner Corp.	1,889	119,011

Managed Health Care – 1.9%
UnitedHealth Group, Inc.	301	75,164

Pharmaceuticals – 1.5%
Zoetis, Inc.	496	58,362

Total Health Care – 12.1%		484,472
Industrials

Aerospace & Defense – 1.5%
Northrop Grumman Corp.	202	61,248

Construction Machinery & Heavy Trucks – 1.9%
Caterpillar, Inc.	658	76,392

Industrial Machinery – 2.1%
Stanley Black & Decker, Inc.	826	82,614

Railroads – 1.2%
Union Pacific Corp.	355	50,013

Research & Consulting Services – 2.4%
CoStar Group, Inc. (A)	64	37,561
Verisk Analytics, Inc., Class A	420	58,546

		96,107

Trucking – 1.2%
J.B. Hunt Transport Services, Inc.	514	47,377

Total Industrials – 10.3%		413,751
Information Technology

Application Software – 7.8%
Adobe, Inc. (A)	375	119,355
Intuit, Inc.	360	82,708
NVIDIA Corp.	411	108,220

		310,283

Communications Equipment – 3.1%
Motorola Solutions, Inc.	941	125,065

Data Processing & Outsourced Services – 10.9%
Broadridge Financial Solutions, Inc.	630	59,714
FleetCor Technologies, Inc. (A)	291	54,261
MasterCard, Inc., Class A	212	51,137
PayPal, Inc. (A)	810	77,523
Visa, Inc., Class A	1,202	193,693

		436,328

Internet Services & Infrastructure – 1.6%
VeriSign, Inc. (A)	356	64,119

IT Consulting & Other Services – 0.3%
Garter, Inc., Class A (A)	120	11,936

COMMON STOCKS (Continued)	Shares	Value
Systems Software – 9.6%
Microsoft Corp.	2,425	$382,436

Technology Hardware, Storage & Peripherals – 6.4%
Apple, Inc.	1,001	254,471

Total Information Technology – 39.7%		1,584,638
Real Estate

Specialized REITs – 1.8%
American Tower Corp., Class A	166	36,177
Equinix, Inc.	57	35,584

		71,761

Total Real Estate – 1.8%		71,761

TOTAL COMMON STOCKS – 97.1%		$3,881,690
(Cost: $2,484,641)

SHORT-TERM SECURITIES
Money Market Funds (B) – 3.6%
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.310%	141,833	141,833

TOTAL SHORT-TERM SECURITIES – 3.6%		$141,833
(Cost: $141,833)

TOTAL INVESTMENT SECURITIES – 100.7%		$4,023,523
(Cost: $2,626,474)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.7)%		(28,703)

NET ASSETS – 100.0%		$3,994,820

2020	ANNUAL REPORT	79

SCHEDULE OF INVESTMENTS	IVY LARGE CAP GROWTH FUND (in thousands)

MARCH 31, 2020

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Rate shown is the annualized 7-day yield at March 31, 2020.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$3,881,690	$—	$—
Short-Term Securities	141,833	—	—
Total	$4,023,523	$—	$—

The following acronym is used throughout this schedule:

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

80	ANNUAL REPORT	2020

MANAGEMENT DISCUSSION	IVY LIMITED-TERM BOND FUND

(UNAUDITED)

Susan Regan

Below, Susan K. Regan, portfolio manager of Ivy Limited-Term Bond Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2020. She has managed the Fund since 2014 and has 32 years industry experience.

Fiscal Year Performance

For the 12 Months Ended March 31, 2020
Ivy Limited-Term Bond Fund (Class A shares at net asset value)	3.14%
Ivy Limited-Term Bond Fund (Class A shares including sales charges)	0.52%

Benchmark and Morningstar Category
Bloomberg Barclays 1-5 Year Gov/Credit Index	5.58%
(generally reflects the performance of securities representing the bond market that have maturities between 1 and 5 years)
Morningstar Short-Term Bond Category Average	0.73%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is based on net asset value (NAV).

Performance

For the one-year period ended March 31, 2020, the Fund outperformed relative to its Morningstar peer group, but underperformed relative to its benchmark.

Market Perspective

When the fiscal year began, the Federal Reserve (Fed) had set the federal funds rate range at 2.25% to 2.50%. The Fed was on pause and suggested further rate hikes were off the table for the rest of calendar year 2019. The pause didn’t last long as the Fed cut rates three times during calendar year 2019 — in July, September and October. This policy shift brought the federal funds rate range down to 1.50% to 1.75%. In February 2020, the spread of COVID-19 from China to Europe to the U.S. began causing disruptions in the markets, and the Fed engaged in an emergency rate cut of 50 basis points (bps) on March 3. Less than two weeks later, at a second emergency meeting, the Fed slashed the federal funds rate to 0% to 0.25%. In total, during the fiscal period, the Fed cut rates five times totaling 225 bps. Similarly, the 2-year U.S. Treasury fell 201 bps during the period, going from 2.26% one year ago to just 0.25% on March 31.

The trade war with China was the major theme in the markets for much of the last year. Tariffs and trade talks dominated both the business pages and the market, but that seems so long ago now. The agreement on a Phase One trade deal was made in late calendar year 2019 and then was signed in January 2020. Talks were supposed to proceed with Phase Two, but the COVID-19 pandemic battle is now the dominant force in the markets with the trade war moving down substantially in terms of focus.

The U.S. Treasury and the Fed are doing what they can to help relieve stress in the economy and the markets. On March 23, the Fed announced it will engage in another round of quantitative easing (QE4), purchasing both U.S. Treasuries (including U.S. Treasury Inflation-Indexed Bonds) and agency mortgage-backed securities for however long and in whatever quantity is necessary. It is going to purchase investment-grade corporate bonds with maturities of four years and less in the primary (new issue) market, while it has a separate program to purchase investment-grade corporate bonds with maturities of five years and less in the secondary market. Additionally, it will begin buying highly rated commercial paper. The Fed is extremely committed to supporting the financial markets in this tremendous period of uncertainty and demand destruction, as most citizens of the U.S. and many citizens worldwide remain at home in a concerted effort to bend the COVID-19 growth curve.

The Bloomberg Barclays U.S. Credit Index, a good gauge of credit spreads, a subset of which is the Fund’s benchmark had strong performance in 2019. It was the best year for the index since 2012. However, the first three months of calendar year 2020 were drastically different for credit. The plunge in oil prices from approximately $62 in early January 2020 to $20 in late-March 2020 was a major contributor to weakness in several parts of the equity and credit markets. The pandemic has magnified and deepened the weakness.

Portfolio Positioning

The Fund’s outperformance relative to its Morningstar peer group can be attributed to the strong allocation to U.S. Treasury securities. The Fund began the period with approximately 38% in U.S. Treasuries and ended the fiscal year at 49%. The

2020	ANNUAL REPORT	81

allocation to credit was 37% at the beginning of the period and ended the fiscal period at 33%. This also explains the underperformance relative to the benchmark. The Fund’s risk profile is below its peer group average, but above the benchmark, which is mainly made up of a 65% allocation to U.S. Treasuries and 25% allocation to credit.

Outlook

We believe the Fed will be a participant in the markets for some time and will keep the federal funds rate low for the foreseeable investable future. In our view, the U.S. is headed for a deep recession. At this writing, many people are working from home, others are home, not working and strapped for cash, while others are considered essential and are working, yet fearful of virus exposure and infection. Our health care workers and first responders are in the middle of the pandemic continually facing the loss of life, while people mourn. We don’t know how long this new way of life will last, we don’t know how this experience will change social activity in the future and we don’t know when the economy will rebound. Many aspects of our life seem uncertain, including financially. From an investment standpoint, we believe short-term bond funds may offer an opportunity in these times of financial uncertainty, as there are times when return of principal is often more important than return on principal.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other government securities in which the Fund may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB), are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

Fixed-income securities are subject to interest rate risk and, as such, the Fund’s net asset value may fall as interest rates rise. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy Limited-Term Bond Fund.

82	ANNUAL REPORT	2020

PORTFOLIO HIGHLIGHTS	IVY LIMITED-TERM BOND FUND

ALL DATA IS AS OF MARCH 31, 2020 (UNAUDITED)

Asset Allocation

Bonds	94.4%
United States Government and Government Agency Obligations	60.3%
Corporate Debt Securities	32.8%
Mortgage-Backed Securities	1.0%
Asset-Backed Securities	0.3%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	5.6%

Quality Weightings

Investment Grade	89.9%
AAA	34.4%
AA	18.1%
A	11.1%
BBB	26.3%
Non-Investment Grade	4.5%
BB	1.5%
Non-rated	3.0%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	5.6%

Our preference is to always use ratings obtained from Standard & Poor’s, Moody’s, and Fitch. It is each Portfolio’s general policy to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2020	ANNUAL REPORT	83

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY LIMITED-TERM BOND FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E	Class I	Class N	Class R	Class Y
1-year period ended 3-31-20	0.52%	-1.80%	2.36%	0.49%	3.38%	3.54%	2.76%	3.14%
5-year period ended 3-31-20	1.14%	0.57%	0.89%	1.06%	1.89%	2.05%	1.28%	1.65%
10-year period ended 3-31-20	1.49%	1.06%	0.99%	1.40%	1.99%	—	—	1.74%
Since Inception of Class through 3-31-20(5)	—	—	—	—	—	2.04%	0.96%	—

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E Shares carry a maximum front-end sales load of 2.50%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	7-31-14 for Class N shares and 12-19-12 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

84	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	IVY LIMITED-TERM BOND FUND (in thousands)

MARCH 31, 2020

ASSET-BACKED SECURITIES	Principal	Value
American Airlines Class AA Pass-Through Certificates, Series
2016-2, 3.200%, 6-15-28	$2,564	$2,786

TOTAL ASSET-BACKED SECURITIES – 0.3%		$2,786
(Cost: $2,563)

CORPORATE DEBT SECURITIES
Communication Services

Cable & Satellite – 0.6%
SBA Tower Trust, Series 2014-2 (GTD by SBA Guarantor LLC and SBA Holdings LLC),
3.869%, 10-8-24 (A)	6,500	6,580

Integrated Telecommunication Services – 1.1%
AT&T, Inc.,
3.800%, 3-15-22 (B)	7,150	7,385
Verizon Communications, Inc.,
5.150%, 9-15-23	4,510	5,012

		12,397

Wireless Telecommunication Service – 0.9%
Crown Castle Towers LLC:
3.222%, 5-15-22 (A)	7,830	7,832
3.663%, 5-15-25 (A)	2,050	2,051

		9,883

Total Communication Services – 2.6%		28,860
Consumer Discretionary

Automobile Manufacturers – 0.3%
Volkswagen Group of America, Inc.,
2.500%, 9-24-21 (A)	3,400	3,314

General Merchandise Stores – 1.2%
Dollar General Corp.,
3.250%, 4-15-23	4,771	4,852
Family Dollar Stores, Inc.,
5.000%, 2-1-21	8,509	8,440

		13,292

Total Consumer Discretionary – 1.5%		16,606
Consumer Staples

Distillers & Vintners – 0.9%
Constellation Brands, Inc.:
3.200%, 2-15-23	3,500	3,491
4.250%, 5-1-23	2,500	2,522
Diageo Capital plc (GTD by Diageo plc),
3.500%, 9-18-23	3,500	3,568

		9,581

Drug Retail – 0.9%
CVS Health Corp.:
2.800%, 7-20-20	3,234	3,235
3.500%, 7-20-22	3,325	3,410
2.750%, 12-1-22	3,030	3,050

		9,695

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Soft Drinks – 0.2%
Keurig Dr Pepper, Inc.,
4.057%, 5-25-23 (B)	$2,675	$2,786

Total Consumer Staples – 2.0%		22,062
Energy

Oil & Gas Equipment & Services – 0.7%
Enterprise Products Operating LLC (GTD by Enterprise Products Partners L.P.):
2.800%, 2-15-21	2,500	2,497
3.500%, 2-1-22	5,000	4,932

		7,429

Oil & Gas Exploration & Production – 0.3%
Aker BP ASA,
6.000%, 7-1-22 (A)	2,360	2,112
EQT Corp.,
3.000%, 10-1-22 (B)	2,150	1,795

		3,907

Oil & Gas Storage & Transportation – 2.6%
Enbridge, Inc.,
2.900%, 7-15-22	2,913	2,675
EQT Midstream Partners L.P.,
4.750%, 7-15-23	3,500	2,533
Kinder Morgan Energy Partners L.P.:
3.500%, 3-1-21	4,500	4,442
3.450%, 2-15-23	4,090	3,997
Midwest Connector Capital Co. LLC, 3.625%, 4-1-22 (A)	2,000	1,921
Plains All American Pipeline L.P. and PAA Finance Corp.,
3.850%, 10-15-23	6,200	5,458
Sunoco Logistics Partners Operations L.P. (GTD by Sunoco Logistics Partners L.P.),
4.400%, 4-1-21	5,700	5,682
Western Gas Partners L.P.,
5.375%, 6-1-21	3,575	2,877

		29,585

Total Energy – 3.6%		40,921
Financials

Asset Management & Custody Banks – 0.3%
Ares Capital Corp.:
3.625%, 1-19-22	1,030	959
3.500%, 2-10-23	2,750	2,440

		3,399

Consumer Finance – 2.8%
Ally Financial, Inc.,
4.250%, 4-15-21	10,570	10,322
Discover Bank:
3.100%, 6-4-20	2,275	2,272
3.350%, 2-6-23	4,650	4,669
Ford Motor Credit Co. LLC,
3.470%, 4-5-21	1,000	960

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Consumer Finance (Continued)
General Motors Financial Co., Inc. (GTD by AmeriCredit Financial Services, Inc.):
3.200%, 7-6-21	$5,000	$4,775
4.200%, 11-6-21	5,260	5,001
Hyundai Capital America,
2.550%, 4-3-20(A)	3,600	3,600

		31,599

Diversified Banks – 4.5%
Bank of America Corp.,
4.100%, 7-24-23	5,850	6,232
Bank of Montreal,
2.050%, 11-1-22	5,000	5,001
Citizens Bank N.A.,
3.250%, 2-14-22	3,250	3,293
KeyCorp:
2.900%, 9-15-20	750	748
5.100%, 3-24-21	3,000	3,056
Mitsubishi UFJ Financial Group, Inc.,
2.998%, 2-22-22	5,500	5,607
Mizuho Financial Group, Inc.,
2.953%, 2-28-22	4,400	4,443
National Bank of Canada,
2.100%, 2-1-23	3,600	3,582
Sumitomo Mitsui Financial Group, Inc.,
2.784%, 7-12-22	4,290	4,310
Synchrony Bank,
3.000%, 6-15-22	3,500	3,473
Truist Bank,
1.250%, 3-9-23	3,650	3,537
U.S. Bancorp,
5.125%, 1-15-68	8,000	7,480

		50,762

Financial Exchanges & Data – 0.3%
Intercontinental Exchange, Inc.,
3.450%, 9-21-23	3,500	3,680

Investment Banking & Brokerage – 2.8%
E*TRADE Financial Corp.,
2.950%, 8-24-22	3,515	3,464
Goldman Sachs Group, Inc. (The):
2.600%, 12-27-20	5,100	5,100
5.750%, 1-24-22	5,000	5,305
3.000%, 4-26-22	6,388	6,434
Morgan Stanley,
4.875%, 11-1-22	9,450	9,921
Morgan Stanley (3-Month U.S. LIBOR plus 110 bps),
3.000%, 5-31-23(C)	1,700	1,757

		31,981

Life & Health Insurance – 0.3%
Reliance Standard Life Insurance II,
2.150%, 1-21-23 (A)	3,600	3,515

Other Diversified Financial Services – 1.5%
Citigroup, Inc.,
2.700%, 3-30-21	4,893	4,913

2020	ANNUAL REPORT	85

SCHEDULE OF INVESTMENTS	IVY LIMITED-TERM BOND FUND (in thousands)

MARCH 31, 2020

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Other Diversified Financial Services (Continued)
JPMorgan Chase & Co.:
4.350%, 8-15-21	$2,785	$2,875
3.250%, 9-23-22	4,500	4,637
2.972%, 1-15-23	4,087	4,161

		16,586

Regional Banks – 0.4%
PNC Bank N.A.,
2.550%, 12-9-21	4,000	4,032

Specialized Finance – 0.2%
Syngenta Finance N.V.,
3.698%, 4-24-20 (A)	2,250	2,246

Total Financials – 13.1%		147,800
Health Care

Health Care Equipment – 0.4%
Becton Dickinson & Co.,
2.894%, 6-6-22	4,100	4,103

Pharmaceuticals – 1.6%
AbbVie, Inc.,
2.300%, 11-21-22 (A)	3,600	3,597
Elanco Animal Health, Inc.,
5.022%, 8-28-23 (D)	4,220	4,269
Takeda Pharmaceutical Co. Ltd.,
4.000%, 11-26-21	3,640	3,687
Zoetis, Inc.:
3.450%, 11-13-20	995	985
3.250%, 2-1-23	5,635	5,760

		18,298

Total Health Care – 2.0%		22,401
Industrials

Aerospace & Defense – 1.1%
BAE Systems Holdings, Inc.,
2.850%, 12-15-20 (A)	1,460	1,457
BAE Systems plc,
4.750%, 10-11-21 (A)	2,727	2,826
Boeing Co. (The),
2.800%, 3-1-23	5,623	5,177
Spirit AeroSystems, Inc. (GTD by Spirit AeroSystems Holdings, Inc.),
3.950%, 6-15-23	3,600	3,121

		12,581

Airlines – 0.4%
Delta Air Lines, Inc.,
3.400%, 4-19-21	4,550	4,143

Environmental & Facilities Services – 0.6%
Waste Management, Inc. (GTD by Waste Management Holdings, Inc.),
2.400%, 5-15-23	7,105	6,986

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Industrial Conglomerates – 0.4%
General Electric Capital Corp.,
5.012%, 1-1-24	$3,941	$3,957

Total Industrials – 2.5%		27,667
Information Technology

Semiconductors – 1.2%
Broadcom Corp. and Broadcom Cayman Finance Ltd. (GTD by Broadcom Ltd.),
3.000%, 1-15-22	4,231	4,192
Broadcom, Inc.:
3.125%, 4-15-21 (A)	2,710	2,677
3.125%, 10-15-22 (A)	2,037	2,017
Microchip Technology, Inc.,
3.922%, 6-1-21	5,000	4,871

		13,757

Technology Hardware, Storage & Peripherals – 0.2%
NetApp, Inc.,
3 .375%, 6-15-21	2,000	2,005

Total Information Technology – 1.4%		15,762
Real Estate

Specialized REITs – 1.8%
American Tower Corp.:
2.250%, 1-15-22	3,975	3,880
3.070%, 3-15-23 (A)	7,665	7,531
Crown Castle International Corp.:
2.250%, 9-1-21	3,000	2,958
4.875%, 4-15-22	3,099	3,254
5.250%, 1-15-23	2,745	2,911

		20,534

Total Real Estate – 1.8%		20,534
Utilities

Electric Utilities – 2.3%
CenterPoint Energy, Inc.,
2.500%, 9-1-22	4,000	3,926
Entergy Texas, Inc.,
2.550%, 6-1-21	7,225	7,245
Evergy, Inc.,
5.292%, 6-15-22(D)	2,890	2,982
MidAmerican Energy Co.,
3.700%, 9-15-23	3,000	3,086
National Rural Utilities Cooperative Finance Corp.,
2.400%, 4-25-22	4,975	4,866
Virginia Electric and Power Co., Series C,
2.750%, 3-15-23	3,940	3,968

		26,073

Total Utilities—2.3%		26,073

TOTAL CORPORATE DEBT SECURITIES – 32.8%		$368,686
(Cost: $375,962)

MORTGAGE-BACKED SECURITIES	Principal	Value
Non-Agency REMIC/CMO – 1.0%
COLT Funding LLC, Series 2018-4, Class M1 (Mortgage spread to 3-year U.S. Treasury index),
4.716%, 12-28-48 (A)(C)	$3,600	$3,328
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2014-FRR1, Class A-K10,
4.286%, 11-27-49 (A)	6,500	6,308
Verus Securitization Trust, Series 2018-3, Class B1 (Mortgage spread to 5-year U.S. Treasury index),
5.694%, 10-25-58 (A)(C)	1,772	1,704

		11,340

TOTAL MORTGAGE-BACKED SECURITIES – 1.0%		$11,340
(Cost: $11,919)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS
Agency Obligations – 0.6%
U.S. Department of Transportation,
6.001%, 12-7-21 (A)	5,670	6,151

Mortgage-Backed Obligations – 10.7%
Federal Home Loan Mortgage Corp. Agency REMIC/CMO,
3.440%, 6-25-22 (A)	11,098	10,981
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month U.S. LIBOR plus 185 bps),
3.365%, 8-25-25 (A)(C)	4,846	4,071
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month U.S. LIBOR plus 250 bps),
4.015%, 11-25-24 (A)(C)	3,073	2,627
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month U.S. LIBOR plus 255 bps),
4.065%, 6-25-27 (A)(C)	1,140	925
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (Mortgage spread to 1-Month U.S. LIBOR):
4.765%, 6-25-21 (A)(C)	3,115	2,996
5.515%, 9-25-22 (A)(C)	1,436	1,320
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (Mortgage spread to 2-year U.S. Treasury index),
3.630%, 11-25-47 (A)(C)	3,500	3,483
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (Mortgage spread to 3-year U.S. Treasury index):
5.625%, 4-25-20 (A)(C)	1,008	1,005
3.392%, 7-25-22 (A)(C)	3,000	2,958
3.971%, 2-25-46 (A)(C)	390	389
3.631%, 7-25-46 (A)(C)	3,000	2,886
3.541%, 2-25-48 (A)(C)	3,745	3,674

86	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	IVY LIMITED-TERM BOND FUND (in thousands)

MARCH 31, 2020

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal	Value
Mortgage-Backed Obligations (Continued)
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (Mortgage spread to 5-year U.S. Treasury index):
3.485%, 11-25-23 (A)(C)	$1,500	$1,425
3.582%, 11-25-23 (A)(C)	15,799	15,315
3.868%, 5-25-45 (A)(C)	6,500	6,468
3.556%, 6-25-45 (A)(C)	1,000	958
3.565%, 11-25-47 (A)(C)	4,470	4,399
3.541%, 2-25-48 (A)(C)	4,000	3,964
3.587%, 6-25-48 (A)(C)	2,500	2,403
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (Mortgage spread to 7-year U.S. Treasury index):
4.055%, 5-25-25 (A)(C)	985	967
3.779%, 10-25-48 (A)(C)	5,825	5,982
3.674%, 11-25-49 (A)(C)	5,100	4,948
3.647%, 11-25-50 (A)(C)	12,055	11,709
Federal National Mortgage Association Agency REMIC/CMO:
2.000%, 10-25-41	8,485	8,721
2.000%, 12-25-42	768	775
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
4.646%, 7-1-20	890	890
4.381%, 6-1-21	6,634	6,873
5.500%, 2-1-22	53	54
Government National Mortgage Association Agency REMIC/CMO,
2.000%, 3-16-42	3,605	3,703
Government National Mortgage Association Fixed Rate Pass-Through Certificates,
3.500%, 4-20-34	2,946	3,107

		119,976

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 11.3%		$126,127
(Cost: $128,520)

UNITED STATES GOVERNMENT OBLIGATIONS
Treasury Obligations – 49.0%
U.S. Treasury Notes:
2.500%, 12-31-20	8,000	8,142
2.000%, 1-15-21	11,500	11,672

UNITED STATES GOVERNMENT OBLIGATIONS (Continued)	Principal	Value
Treasury Obligations (Continued)
2.500%, 1-31-21	$15,500	$15,810
2.500%, 2-28-21	6,000	6,130
2.250%, 4-30-21	14,000	14,320
2.625%, 5-15-21	20,000	20,558
2.250%, 7-31-21	27,000	27,736
2.750%, 8-15-21	25,000	25,870
1.500%, 8-31-21	32,100	32,684
2.750%, 9-15-21	3,600	3,732
1.500%, 9-30-21	33,250	33,889
2.875%, 10-15-21	18,700	19,462
2.000%, 10-31-21	5,000	5,139
1.500%, 11-30-21	49,400	50,450
2.000%, 12-31-21	5,000	5,154
1.500%, 1-31-22	13,250	13,554
1.875%, 1-31-22	6,500	6,696
2.000%, 2-15-22	11,000	11,365
1.875%, 2-28-22	20,250	20,887
1.750%, 5-31-22	16,000	16,519
1.750%, 7-15-22	34,000	35,174
2.000%, 7-31-22	16,500	17,178
1.375%, 10-15-22	7,000	7,197
2.000%, 10-31-22	42,500	44,399
2.125%, 12-31-22	25,000	26,267
1.500%, 1-15-23	11,500	11,894
2.500%, 3-31-23	30,950	32,996
2.750%, 4-30-23	24,500	26,353

		551,227

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 49.0%		$551,227
(Cost: $531,808)

SHORT-TERM SECURITIES
Commercial Paper (E) – 4.0%
AT&T, Inc.,
2.940%, 10-2-20	5,000	4,925
Campbell Soup Co.:
1.550%, 4-8-20	4,000	3,998
2.890%, 8-11-20	5,904	5,842
Diageo Capital plc (GTD by Diageo plc),
3.060%, 4-21-20	7,000	6,988
Ecolab, Inc.,
3.320%, 5-29-20	5,000	4,973
Kellogg Co.,
3.760%, 4-3-20	5,911	5,910
Sherwin-Williams Co. (The),
1.800%, 4-2-20	4,250	4,250

SHORT-TERM SECURITIES (Continued)	Principal	Value
Commercial Paper (E) (Continued)
ViacomCBS, Inc.,
3.140%, 4-13-20	$2,000	$1,998
Walgreens Boots Alliance, Inc.,
3.360%, 5-4-20	6,500	6,479

		45,363

	Shares
Money Market Funds (G) – 0.9%
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares, 0.390% (F)	2,483	2,483
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.310%	7,427	7,427

		9,910

	Principal
Municipal Obligations – 0.5%
SC Pub Svc Auth, Rev Commercial Paper Notes, Ser DD (GTD by Bank of America N.A.):
1.300%, 4-7-20	$1,000	1,000
1.750%, 4-8-20	5,000	4,998

		5,998

United States Government Agency Obligations – 0.4%
U.S. International Development Finance Corp. (GTD by U.S. Government) (3-Month U.S. TB Rate),
2.000%, 4-7-20 (H)	5,000	5,000

TOTAL SHORT-TERM SECURITIES – 5.8%		$66,271
(Cost: $66,361)

TOTAL INVESTMENT SECURITIES – 100.2%		$1,126,437
(Cost: $1,117,133)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.2)%		(1,841)

NET ASSETS – 100.0%		$1,124,596

Notes to Schedule of Investments

(A)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2020 the total value of these securities amounted to $166,620 or 14.8% of net assets.

(B)	All or a portion of securities with an aggregate value of $4,368 are on loan.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2020. Description of the reference rate and spread, if applicable, are included in the security description.

2020	ANNUAL REPORT	87

SCHEDULE OF INVESTMENTS	IVY LIMITED-TERM BOND FUND (in thousands)

MARCH 31, 2020

(D)	Step bond that pays an initial coupon rate for the first period and then a higher or lower coupon rate for the following periods. Interest rate disclosed is that which is in effect at March 31, 2020.

(E)	Rate shown is the yield to maturity at March 31, 2020.

(F)	Investment made with cash collateral received from securities on loan.

(G)	Rate shown is the annualized 7-day yield at March 31, 2020.

(H)

Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2020. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Asset-Backed Securities	$—	$2,786	$—
Corporate Debt Securities	—	368,686	—
Mortgage-Backed Securities	—	11,340	—
United States Government Agency Obligations	—	126,127	—
United States Government Obligations	—	551,227	—
Short-Term Securities	9,910	56,361	—
Total	$9,910	$1,116,527	$—

The following acronyms are used throughout this schedule:

CMO = Collateralized Mortgage Obligation

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

REMIC = Real Estate Mortgage Investment Conduit

REIT = Real Estate Investment Trust

TB = Treasury Bill

See Accompanying Notes to Financial Statements.

88	ANNUAL REPORT	2020

MANAGEMENT DISCUSSION	IVY MANAGED INTERNATIONAL OPPORTUNITIES FUND

(UNAUDITED)

John C. Maxwell

Aaron Young

Below, John C. Maxwell, CFA and Aaron D. Young, portfolio managers of the Ivy Managed International Opportunities Fund, discuss the positioning, performance and results for the fiscal year ended March 31, 2020. Mr. Maxwell and Mr. Young have managed the Fund since October 2016. Mr. Maxwell has 28 years of industry experience and Mr. Young has 14 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended March 31, 2020
Ivy Managed International Opportunities Fund (Class A shares at net asset value)	-18.31%
Ivy Managed International Opportunities Fund (Class A shares including sales charges)	-23.00%

Benchmark and Morningstar Category
MSCI ACWI ex U.S.A. Index	-15.57%
(generally reflects the performance of overseas stocks)
Morningstar Foreign Large Blend Category Average	-15.67%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses, whereas index returns do not include any such fees. The performance discussion below is at net asset value (NAV).

A year in review

Global markets enjoyed three quarters of significantly positive returns and low volatility over the fiscal year as monetary policy eased and risk factors abated in terms of global trade, Brexit, and having worked through a global slowdown in manufacturing while avoiding a recession. However, the upward trajectory suddenly reversed in late February and markets declined precipitously in response to two exogenous shocks in the first quarter of 2020: the COVID-19 pandemic and the collapse in energy markets, which was initially supply-driven.

Social-distancing containment efforts to combat the spread of COVID-19 created a sudden stop in economic activity. High frequency economic indicators have collapsed as activity was throttled back into recessionary levels. Unemployment is surging by record magnitudes and declines in economic growth will very likely be astounding in the second quarter of 2020.

However, we believe it is becoming increasingly evident that social distancing is effectively lowering infection rates and mitigating the worst possible outcomes of the pandemic. Governments and central banks have taken unprecedented steps to mitigate the economic blow of social distancing. The U.S. Federal Reverse (Fed) has already made two emergency cuts to its policy rate, launched yet another quantitative easing program and implemented several tools that took over a year to deploy during the 2008 financial crisis. In a matter of two weeks, the Fed’s balance sheet has expanded by $2 trillion, matching the increase from the entire five-year span of 2008-2013. In addition to the monetary easing, Congress passed a $2.2 trillion rescue package, the CARES Act, which we believe should provide meaningful support for the recovery.

Fund review

For the fiscal year ended March 31, 2020, the Fund posted a negative return and underperformed its benchmark index and peer group average. The Fund experienced significant losses in the first quarter of 2020 that overwhelmed prior strong gains. Fund performance reflected the mix of returns in the underlying funds and their allocation weightings. The most significant detractors to performance were the Ivy Pzena International Value Fund, the Ivy International Core Equity Fund and the Ivy Emerging Markets Equity Fund. The Ivy Global Growth Fund and the Ivy International Small Cap Fund both positively contributed to relative performance.

The Fund ended the period with the following target asset allocation: Ivy International Core Equity Fund 35%, Ivy Pzena International Value Fund 20%, Ivy Emerging Markets Equity Fund 15% and a 10% allocation each to Ivy Global Growth Fund, Ivy International Small Cap Fund and Ivy Global Equity Income Fund to provide a well-diversified portfolio of international stocks.

Outlook ahead

Global markets and economies face unprecedented challenges from both the direct impact of the virus and the secondary effects of social distancing efforts. The economic losses in the first half of 2020 may likely exceed even those experienced in 2008. However, growth in cases, hospitalizations and deaths are already falling in several European nations and China has been gradually relaxing its distancing restrictions since early March. There are tentative signs of stabilization in the health data in the U.S. If distancing measures prove to have been effective — and barring a resurgence in new cases in geographies

2020	ANNUAL REPORT	89

having already slowed the spread — then we believe the prospects are good for a significant rebound in economic activity in the second half of 2020 and beyond. While we expect that such a recovery will take time, human ingenuity in pursuit of treatment and immunizations, combined with unprecedented levels of monetary and fiscal stimulus, make the case for a much more rapid rebound than prior recessions.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. The value of the Fund’s shares will change, and you could lose money on your investment.

Diversification cannot ensure a profit or protect against loss in a declining market; it is a strategy used to manage risk.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets. The performance of the Fund will depend on the success of the allocations among the chosen underlying funds. Investing in a single region involves greater risk and potential reward than investing in a more diversified fund. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Managed International Opportunities Fund.

90	ANNUAL REPORT	2020

PORTFOLIO HIGHLIGHTS	IVY MANAGED INTERNATIONAL OPPORTUNITIES FUND

ALL DATA IS AS OF MARCH 31, 2020 (UNAUDITED)

Ivy Managed International Opportunities Fund – Asset Allocation

Ivy International Core Equity Fund, Class N	35.0%
Ivy Pzena International Value Fund, Class N	18.6%
Ivy Emerging Markets Equity Fund, Class N	15.7%
Ivy Global Growth Fund, Class N	10.7%
Ivy Global Equity Income Fund, Class N	10.0%
Ivy International Small Cap Fund, Class N	9.8%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.2%

The percentages of investments in the underlying funds may not currently be within the target allocation ranges disclosed in the Fund’s prospectus due to market movements; these percentages are expected to change over time, and deviation from the target allocation ranges due to market movements is permitted by the prospectus.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2020	ANNUAL REPORT	91

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY MANAGED INTERNATIONAL OPPORTUNITIES FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E	Class I	Class N	Class R	Class Y
1-year period ended 3-31-20	-23.00%	-22.62%	-19.36%	-20.26%	-17.91%	-17.90%	-18.59%	-18.15%
5-year period ended 3-31-20	-3.43%	-3.43%	-3.14%	-2.69%	-1.94%	—	-2.48%	-2.17%
10-year period ended 3-31-20	1.09%	1.03%	0.86%	1.50%	1.99%	—	—	1.77%
Since Inception of Class through 3-31-20(5)	—	—	—	—	—	-6.29%	0.91%	—

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E Shares carry a maximum front-end sales load of 5.75% and 2.50%, respectively. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	7-5-17 for Class N shares and 12-19-12 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

92	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	IVY MANAGED INTERNATIONAL OPPORTUNITIES FUND (in thousands)

MARCH 31, 2020

AFFILIATED MUTUAL FUNDS	Shares	Value
Ivy Emerging Markets Equity Fund, Class N	1,337	$21,690
Ivy Global Equity Income Fund, Class N	1,431	13,810
Ivy Global Growth Fund, Class N	379	14,741
Ivy International Core Equity Fund, Class N	3,590	48,219
Ivy International Small Cap Fund, Class N	1,482	13,571
Ivy Pzena International Value Fund, Class N	2,248	25,628

TOTAL AFFILIATED MUTUAL FUNDS – 99.8%		$137,659
(Cost: $165,539)

SHORT-TERM SECURITIES	Shares	Value
Money Market Funds (A) – 0.1%
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.310%	151	$151

TOTAL SHORT-TERM SECURITIES – 0.1%		$151
(Cost: $151)

TOTAL INVESTMENT SECURITIES – 99.9%		$137,810
(Cost: $165,690)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.1%		202

NET ASSETS – 100.0%		$138,012

Notes to Schedule of Investments

(A)	Rate shown is the annualized 7-day yield at March 31, 2020.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$137,659	$—	$—
Short-Term Securities	151	—	—
Total	$137,810	$—	$—

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	93

MANAGEMENT DISCUSSION	IVY MID CAP GROWTH FUND

(UNAUDITED)

Kimberly A. Scott

Nathan A. Brown

Below, Kimberly A. Scott, CFA, and Nathan A. Brown, CFA, co-portfolio managers of Ivy Mid Cap Growth Fund, discuss positioning, performance and results for the fiscal year ended March 31, 2020. Ms. Scott has managed the Fund since 2001 and has 33 years of industry experience. Mr. Brown became co-portfolio manager in October 2016 and has 21 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended March 31, 2020
Ivy Mid Cap Growth Fund (Class A shares at net asset value)	-7.20%
Ivy Mid Cap Growth Fund (Class A shares including sales charges)	-12.53%

Benchmark and Morningstar Category
Russell Midcap Growth Index	-9.45%
(generally reflects the performance of securities that represent the mid-cap sector of the stock market)
Morningstar Mid-Cap Growth Category Average	-11.17%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value (NAV).

Mid-cap growth stocks as represented by the Fund’s benchmark, the Russell Midcap Growth Index, lost 9.45% in the 12 months ended March 31, 2020. This 12-month performance was largely defined by a decline in the month of March of slightly more than 21%, a period of broad weakness related to the impact of the coronavirus pandemic on global economies and markets that erased gains for much of the rest of the fiscal year. The Ivy Mid Cap Growth Fund posted a -7.20% return for the measurement period, outperforming its benchmark and peer category average.

Contributors and detractors

Very strong results in our health care sector led the relative return for the Fund in the past 12 months, with stock selection key to the outperformance. The industrials, information technology, communications services, materials, financials and energy sectors also made solid positive contributions to performance primarily based on strong stock selection. Equity option positions contributed positively to the Fund’s relative performance. Those sectors that made a negative contribution to relative performance were consumer discretionary, consumer staples and real estate. Cash contributed 0.08% to the negative.

Our health care sector exposure made the greatest positive contribution to the Fund’s return for the fiscal year. We were overweight this outperforming sector and posted an overall positive return versus a negative return for the health care sector in the benchmark. Two names, DexCom, which makes continuous glucose monitors for diabetes patients, and Teledoc Health, the leading provider of telemedicine services, more than doubled in value across the fiscal year. Both contributed significantly to the Fund’s performance. Much of the gain in Teledoc Health came in March, as the company has much to gain by providing access to patients who need to keep their distances from brick and mortar health care organizations during the pandemic. Seattle Genetics, Zoetis and Cerner Corp. were all important contributors to returns last fiscal year. Two weak links in our health care group included Abiomed, which makes heart pumps, and Glaukos, a glaucoma eye care company.

Our industrials group posted a strong positive contribution to relative returns, led again by the performance of CoStar Group, the commercial real estate and apartment rental online database and marketing company. CoStar Group is a rapidly growing company whose profitability growth is nicely outpacing its strong sales growth and is a name that has delivered solid performance in both good and bad markets in recent years. Trex Company, a maker of alternative-wood decking, L3Harris Technologies, the aerospace and defense technologies company, and Fastenal, an industrial products distributor, were other strong performers of note within the industrials sector of the Fund.

Most of our information technology stocks were solid contributors to the Fund’s relative outperformance last year. Strong stock selection overcame an underweight exposure to this outperforming sector. Teradyne, which makes semiconductor test equipment and industrial robots, Monolithic Power Systems, a power management semiconductor company, and Docusign, which provides a software platform for electronic signature solutions, were the leading contributors to performance in the group. A few names lagged, including Square, a payment processing solutions company for small and medium businesses. Its business is vulnerable to the economic downturn that is challenging so many in its core customer base. We continue to see Square as a differentiated solution in a large market and expect it to weather the current environment and grow its business in the future.

94	ANNUAL REPORT	2020

In communications services, our investment in Electronic Arts delivered strong relative performance. This stock has been resilient in the recent market downturn as video game consumers increase their consumption of online gaming to pass the time sheltering-at-home. Electronic Arts has a generally stable and profitable business model that generates significant cash flow to the benefit of its shareholders. A brief investment in Pinterest, a photo-sharing website, through its initial public offering was positive to relative performance. The stock quickly appreciated to a price that more than fully discounted its prospects in our investable time horizon, in our opinion, and we exited the name. Finally, Twitter, the real time news and conversation platform, struggled, particularly in March, as online advertising revenue growth slowed with the economic downturn.

Our materials, financials and energy sectors all contributed positively to relative performance in the fiscal year. In our materials sector, strength in Scotts Miracle-Gro Co. and RPM International offset weakness in Axalta Coatings Systems an automotive and industrial coatings company that has struggled related to demand weakness and tariff-related pressures in recent years. Stock picking helped as we were overweight this underperforming sector. In financials, strong performance by Market Axess, an electronic bond trading platform, offset weakness in First Republic Bank, SVB Financial Group, and, to a lesser extent, Cboe Global Markets, the options, futures and equities exchange. Finally, in energy, an underweight exposure to this underperforming sector contributed a slight positively to relative performance. This ill-timed return to the sector through an investment in Noble Energy in the March quarter ran head on into the supply shock created from a production disagreement between Saudi Arabia and Russia, and an absolute dearth of demand as the impact of the coronavirus pandemic shut down economies worldwide.

Equity option positions contributed meaningfully to relative outperformance, primarily related to a mid-year portfolio hedge used to protect against the building uncertainty of the threat of an unresolved tariff war and uncertainty with respect to the direction of the Federal Reserve Bank.

Our consumer discretionary exposure presented the greatest negative contribution to relative performance, with much of that damage happening in the September quarter of the fiscal year. The sector actually outperformed slightly on an absolute basis in the difficult March timeframe. Ulta Beauty was the weakest name, largely related to an unexpected slowdown in sales of color cosmetics, one of its most profitable and previously fastest-growing categories. Business has since stabilized and even improved in other areas, and Ulta Beauty remains a core growth retailer, in our opinion. Nordstrom, a full-line, high-end department store chain, National Vision, a leading optical retailer, GrubHub, a restaurant takeout and delivery ordering platform, and BorgWarner, an auto parts technology company, were all very weak. Much of the weakness in these names came in March as the unfolding economic crisis engulfed the consumer sector. In contrast, two notable names delivered strong outperformance in the year — Lululemon Athletica, an athletic apparel retailer, and Tiffany & Co., the iconic jewelry retailer that received a takeout bid from LVMH (Louis Vuitton) in 2019. Tiffany was sold following the deal with LVMH.

In our consumer staples sector, both stock selection and sector allocation delivered negative relative performance, as we were underweight this outperforming sector, and our investment in Sprouts Farmers Markets significantly underperformed both the consumer staples sector and the benchmark. Our investment in Hershey Food Corp. delivered significant outperformance, but not enough to offset the weakness in Sprouts. Sprouts is no longer a holding of the Fund.

We had no exposure to the outperforming real estate sector, which detracted 0.27% from relative performance. The sector’s performance within the index was supported by its largest constituent, SBAC Communications Corp., a real estate investment trust based on companies providing wireless communications infrastructures. This company provides an essential and very in-demand service as the world has moved to communicating primarily through digital channels as we all work and shop from home during the coronavirus pandemic. SBAC rose 35.9% in the year.

The Fund’s average cash balance of 1.48% provided 0.08% of negative relative performance.

Outlook

Much damage has been inflicted on the valuation of the index and individual securities from the intraday, and all time, high on February 19 to the intraday low on March 23 — a drubbing of 37.6%. While we have seen a strong recovery of almost 26% from the low as of this writing, we remain cautious about the stability and direction of the market from here, at least for the very near to intermediate term.

We are beginning to see some progress in the health care battle against the coronavirus around the world, but the damage to global economies will require an ongoing assessment that likely delivers more bad news before much good news develops. Our framework for economic growth and progress in the markets hinges on that of our global macroeconomic team, whose forecast in the U.S. includes a better than 20% decline in second quarter gross domestic product (GDP) growth before a recovery that begins in the third quarter of this year and continues into 2021 at a modest pace of growth. The outlook is that the U.S. economy will recoup the lost 2020 GDP, actual plus expected growth, only as we turn the calendar into 2022,

2020	ANNUAL REPORT	95

somewhat more than a year and a half from today. The forecast is subject to change of course, for better or worse, depending largely on the course and duration of the pandemic in the U.S. and the ultimate impact on small- and medium-size businesses, the engine of our economy that delivers most of the incremental growth in employment and GDP.

The substantial fiscal stimulus recently delivered by Congress is an important bridge for small businesses and consumers, but we expect many small businesses to fail in this crisis, and we expect many larger businesses to emerge as shadows, if not merely wisps, of their former stature. For some this will be a temporary condition, for others permanent. This includes many publicly traded retailers, many of whom were already struggling in a sound but dynamically changing economy; recreation and entertainment companies; many service-based businesses, including restaurants, consumer health and fitness companies; travel-related businesses, including hotels, airlines, cruise vacation companies and ride-sharing services. The energy industry has also been dealt another significant blow as Saudi Arabia and Russia have recently demonstrated that the pain of a glut of the global commodity is becoming an economic and social burden for each. A long-overcapitalized industry is beginning the last act of rationalization.

Our view is that the result of all of this will be a market that continues to be very volatile, probably not at the level of February 19 through March 23, but posing questions and finding answers as exhibited in back and forth volatility for some time. Active managers should find opportunity as they seek to invest in the stocks of companies that will survive and thrive coming out of this crisis. While there may be phases in the market when the worst performing, lower quality stocks have strong moves to the upside relative to the overall market, these phases historically tend to be short-lived and capped at prices and valuations that reflect the limited outlook of many companies.

Beyond the uncertainty about economic growth and its impact on corporate profits and the value of the stock market, we see diminished dividends and stock buyback programs as further limiting market appreciation. Our approach to investing in high-quality growth companies that have profitable business models and sound capital structures has generally performed well in both strong and weak markets. We expect our focus on strong balance sheets will remain important as economic stress presents challenges to many businesses, making it difficult for them to meet their obligations, including debt service. Further, we think our companies have durable growth opportunities that allow them to deliver earnings independent of stock buyback-derived earning-per-share growth.

We will continue to focus on strong and differentiated durable growth opportunities, increasing our allocation to existing exposures where possible at suddenly much more attractive prices, adding new stocks to our portfolio where price action has made names of interest much more reasonable to buy, and exiting positions where challenges old or new seem unlikely to resolve themselves satisfactorily relative to our investment thesis and within our time horizon.

Performance shown at NAV does not include the effects of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges; your sales charges could be lower.

Past performance is not a guarantee of future results. The value of the Fund’s shares will change, and you could lose money on your investment.

The Fund may utilize derivative instruments both written and purchased, on an index or on individual or baskets of equity securities, in seeking to gain exposure to certain sectors or securities, or to enhance income, and/or to hedge certain event risks on positions held by the Fund and to hedge market risk on equity securities. The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Fund’s NAV and the risk that fluctuations in the value of the derivatives may not correlate exactly with the corresponding securities markets or the underlying asset upon which the derivative’s value is based.

Investing in mid-cap stocks may carry more risk than investing in stocks of larger, more-established companies. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Mid Cap Growth Fund.

96	ANNUAL REPORT	2020

PORTFOLIO HIGHLIGHTS	IVY MID CAP GROWTH FUND

ALL DATA IS AS OF MARCH 31, 2020 (UNAUDITED)

Asset Allocation

Stocks	98.8%
Information Technology	30.9%
Health Care	19.8%
Industrials	18.2%
Consumer Discretionary	12.5%
Financials	6.6%
Communication Services	4.6%
Materials	4.1%
Consumer Staples	1.7%
Energy	0.4%
Purchased Options	0.0%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.2%

Top 10 Equity Holdings

Company	Sector	Industry
CoStar Group, Inc.	Industrials	Research & Consulting Services
Electronic Arts, Inc.	Communication Services	Interactive Home Entertainment
Chipotle Mexican Grill, Inc., Class A	Consumer Discretionary	Restaurants
Tractor Supply Co.	Consumer Discretionary	Specialty Stores
DexCom, Inc.	Health Care	Health Care Equipment
MarketAxess Holdings, Inc.	Financials	Financial Exchanges & Data
Teradyne, Inc.	Information Technology	Semiconductor Equipment
Fastenal Co.	Industrials	Trading Companies & Distributors
TransUnion	Industrials	Research & Consulting Services
Monolithic Power Systems, Inc.	Information Technology	Semiconductors

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2020	ANNUAL REPORT	97

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY MID CAP GROWTH FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E	Class I	Class N	Class R	Class Y
1-year period ended 3-31-20	-12.53%	-11.44%	-7.88%	-9.52%	-6.75%	-6.77%	-7.47%	-7.14%
5-year period ended 3-31-20	5.22%	5.47%	5.70%	5.89%	6.83%	6.94%	6.14%	6.51%
10-year period ended 3-31-20	9.91%	9.83%	9.77%	10.14%	10.94%	—	10.26%	10.66%
Since Inception of Class through 3-31-20(5)	—	—	—	—	—	8.28%	—	—

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E Shares carry a maximum front-end sales load of 5.75% and 2.50%, respectively. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	7-31-14 for Class N shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

98	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	IVY MID CAP GROWTH FUND (in thousands)

MARCH 31, 2020

COMMON STOCKS	Shares	Value
Communication Services

Interactive Home Entertainment – 3.6%
Electronic Arts, Inc. (A)(B)	1,406	$140,829

Interactive Media & Services – 1.0%
Twitter, Inc. (A)	1,636	40,177

Total Communication Services – 4.6%		181,006
Consumer Discretionary

Apparel, Accessories & Luxury Goods – 1.2%
lululemon athletica, Inc. (A)	251	47,593

Auto Parts & Equipment – 1.3%
BorgWarner, Inc.	2,054	50,062

Department Stores – 0.6%
Nordstrom, Inc. (C)	1,491	22,876

Internet & Direct Marketing Retail – 1.8%
MercadoLibre, Inc. (A)	146	71,121

Restaurants – 3.0%
Chipotle Mexican Grill, Inc., Class A (A)	184	120,230

Specialty Stores – 4.6%
Tractor Supply Co.	1,380	116,646
Ulta Beauty, Inc. (A)	380	66,757

		183,403

Total Consumer Discretionary – 12.5%		495,285
Consumer Staples

Packaged Foods & Meats – 1.7%
Hershey Foods Corp.	501	66,328

Total Consumer Staples – 1.7%		66,328
Energy

Oil & Gas Exploration & Production – 0.4%
Noble Energy, Inc.	3,018	18,229

Total Energy – 0.4%		18,229
Financials

Financial Exchanges & Data – 3.6%
Chicago Board Options Exchange, Inc.	384	34,289
MarketAxess Holdings, Inc.	334	111,123

		145,412

Regional Banks – 3.0%
First Republic Bank	826	67,966
SVB Financial Group (A)	331	49,978

		117,944

Total Financials – 6.6%		263,356

COMMON STOCKS (Continued)	Shares	Value
Health Care

Biotechnology – 2.7%
Genmab A.S. ADR (A)	1,147	$24,313
Seattle Genetics, Inc. (A)	704	81,239

		105,552

Health Care Equipment – 8.7%
Abiomed, Inc. (A)	364	52,821
DexCom, Inc. (A)	422	113,669
Edwards Lifesciences Corp. (A)	439	82,764
Glaukos Corp. (A)	859	26,506
Intuitive Surgical, Inc. (A)	144	71,180

		346,940

Health Care Services – 2.8%
Laboratory Corp. of America Holdings (A)	442	55,904
Teladoc Health, Inc. (A)(C)	349	54,029

		109,933

Health Care Supplies – 0.7%
National Vision Holdings, Inc. (A)	1,536	29,837

Health Care Technology – 2.2%
Cerner Corp.	1,359	85,591

Life Sciences Tools & Services – 2.7%
10x Genomics, Inc., Class A (A)(C)	275	17,144
Agilent Technologies, Inc.	780	55,865
TECHNE Corp.	184	34,882

		107,891

Total Health Care – 19.8%		785,744
Industrials

Aerospace & Defense – 1.7%
L3Harris Technologies, Inc.	385	69,316

Building Products – 3.7%
A. O. Smith Corp.	1,805	68,230
Trane Technologies plc	191	15,805
Trex Co., Inc. (A)	782	62,684

		146,719

Industrial Machinery – 4.2%
IDEX Corp.	542	74,901
Ingersoll-Rand, Inc. (A)	1,793	44,455
Middleby Corp. (A)	794	45,183

		164,539

Research & Consulting Services – 6.1%
CoStar Group, Inc. (A)	248	145,393
TransUnion	1,461	96,711

		242,104

Trading Companies & Distributors – 2.5%
Fastenal Co.	3,127	97,709

Total Industrials—18.2%		720,387

COMMON STOCKS (Continued)	Shares	Value
Information Technology

Application Software – 6.7%
DocuSign, Inc. (A)	913	$84,347
Guidewire Software, Inc. (A)	928	73,576
Tyler Technologies, Inc. (A)	249	73,952
Zendesk, Inc. (A)	508	32,537

		264,412

Communications Equipment – 1.8%
Arista Networks, Inc. (A)	350	70,846

Data Processing & Outsourced Services – 1.9%
Square, Inc., Class A (A)	1,407	73,706

Electronic Components – 2.7%
II-VI, Inc. (A)(C)	936	26,675
Maxim Integrated Products, Inc.	1,675	81,398

		108,073

Electronic Equipment & Instruments – 4.0%
Coherent, Inc. (A)	380	40,448
Keysight Technologies, Inc. (A)	1,116	93,405
Novanta, Inc. (A)	313	25,024

		158,877

Internet Services & Infrastructure – 2.3%
Twilio, Inc., Class A (A)	664	59,456
VeriSign, Inc.(A)	185	33,234

		92,690

Semiconductor Equipment – 3.1%
Brooks Automation, Inc.	726	22,130
Teradyne, Inc.	1,862	100,857

		122,987

Semiconductors – 7.5%
Advanced Micro Devices, Inc. (A)	1,868	84,969
Microchip Technology, Inc.	979	66,352
Monolithic Power Systems, Inc.	565	94,589
Universal Display Corp.	382	50,325

		296,235

Systems Software – 0.9%
Palo Alto Networks, Inc. (A)	231	37,803

Total Information Technology – 30.9%		1,225,629
Materials

Fertilizers & Agricultural Chemicals – 1.6%
Scotts Miracle-Gro Co. (The)	607	62,134

Specialty Chemicals – 2.5%
Axalta Coating Systems Ltd. (A)	2,186	37,756
RPM International, Inc.	1,075	63,948

		101,704

Total Materials – 4.1%		163,838

TOTAL COMMON STOCKS – 98.8%		$3,919,802
(Cost: $3,112,337)

2020	ANNUAL REPORT	99

SCHEDULE OF INVESTMENTS	IVY MID CAP GROWTH FUND (in thousands)

MARCH 31, 2020

PURCHASED OPTIONS	Number of Contracts (Unrounded)	Notional Amount	Value
Align Technology, Inc.,
Call $240.00, Expires 4-17-20	1,117	112	$17

TOTAL PURCHASED OPTIONS – 0.0%			$17
(Cost: $1,025)

SHORT-TERM SECURITIES	Shares	Value
Money Market Funds (E) – 1.0%
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares, 0.390% (D)	1,050	$1,050
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.310%	37,975	37,975

		39,025

TOTAL SHORT-TERM SECURITIES – 1.0%		$39,025
(Cost: $39,025)

Value

TOTAL INVESTMENT SECURITIES – 99.8%	$3,958,844
(Cost: $3,152,387)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.2%	6,880

NET ASSETS – 100.0%	$3,965,724

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	All or a portion of securities with an aggregate value of $1,387 are held in collateralized accounts to cover potential obligations with respect to outstanding written options.

(C)	All or a portion of securities with an aggregate value of $14,703 are on loan.

(D)	Investment made with cash collateral received from securities on loan.

(E)	Rate shown is the annualized 7-day yield at March 31, 2020.

The following written options were outstanding at March 31, 2020 (contracts and exercise prices unrounded):

Underlying Security	Counterparty, if OTC	Type	Number of Contracts	Notional Amount	Expiration Month	Exercise Price	Premium Received	Value
Align Technology, Inc.	N/A	Put	1,117	112	April 2020	$190.00	$956	$(2,340)
	N/A	Call	1,117	112	April 2020	280.00	275	(8)
II-VI, Inc.	Citibank N.A.	Put	4,170	417	April 2020	30.00	884	(1,209)
TECHNE Corp.	N/A	Put	627	63	April 2020	210.00	1,923	(1,317)

							$4,038	$(4,874)

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$3,919,802	$—	$—
Purchased Options	17	—	—
Short-Term Securities	39,025	—	—
Total	$3,958,844	$—	$—

Liabilities
Written Options	$—	$4,874	$—

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

OTC = Over the Counter

See Accompanying Notes to Financial Statements.

100	ANNUAL REPORT	2020

MANAGEMENT DISCUSSION	IVY MID CAP INCOME OPPORTUNITIES FUND

(UNAUDITED)

Kimberly A. Scott

Nathan A. Brown

Below, Kimberly A. Scott, CFA, and Nathan A. Brown, CFA, portfolio managers of Ivy Mid Cap Income Opportunities Fund, discuss positioning, performance and results for the fiscal year ended March 31, 2020. Ms. Scott has 33 years of industry experience and Mr. Brown has 21 years of industry experience. They have co-managed the Fund since its inception on October 1, 2014.

Fiscal Year Performance

For the 12 months ended March 31, 2020
Ivy Mid Cap Income Opportunities Fund (Class A shares at net asset value)	-19.84%
Ivy Mid Cap Income Opportunities Fund (Class A shares including sales charges)	-24.44%

Benchmark and Morningstar Category
Russell Midcap Index	-18.31%
(generally reflects the performance of securities that represent the mid-cap sector of the stock market)
Morningstar Mid-Cap Value Category Average	-25.38%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value (NAV).

Key drivers

The black swan theory developed by Nassim Nicholas Taleb is an event with the following three attributes: 1) it is an outlier, as it lies outside the realm of regular expectations, 2) it carries an extreme impact, and 3) despite its outlier status, human nature makes us concoct explanations for its occurrence after the fact, making it explainable and predictable. COVID-19, the virus heard around the world, is truly a black swan event. As of this review, we have been sequestered to our homes, the “Happiest Place on Earth” is not welcoming guests, movies, sporting events and Broadway shows have been cancelled, and people are fearful to go to the hospital or their doctors’ offices.

With anxiety, fear and true economic destruction occurring due to the virus, the Russell Midcap Index (the Fund’s benchmark) was down 18.3%, with the decline all occurring during the last quarter of the fiscal year. Investors and economists are still struggling to assess the depth and duration of downturn. While all sectors generated negative returns in the fiscal period, the more defensive sectors, health care, consumer staples and utilities were the best performing areas of the market. Information technology also outperformed with relative strength in software and semiconductors. Materials, industrials, real estate and communications services all had near benchmark performance. The significant negative outlier was energy as Saudi Arabia and Russia entered into a market share battle expanding supply while global demand contracted. Consumer discretionary underperformed as many stores and restaurants have been forced to close due to the virus. Finally, financials also underperformed as the yield curve shifted lower and flattened due to the actions of the Federal Reserve (Fed).

Long-term interest rates decreased 1.70% ending the fiscal year at 0.7% on 10-Year US Treasuries. Despite a decisive risk-off environment, dividend payers significantly underperformed the non-dividend payers. Those stocks with a dividend yield of greater than 2.9% (the top quintile of dividend yield) underperformed the benchmark by 10.50%, despite a significantly lower interest rate environment, which should have benefited income-producing equities particularly relative to fixed-income markets. Given the evaporation of revenue for many sectors, dividend sustainability became a significant concern.

Contributors and detractors

The Ivy Mid Cap Income Opportunities Fund slightly underperformed the benchmark in fiscal year 2020, declining 19.8%. Dividend income produced positive performance in the measurement period. Sector allocation explained the negative variance to performance due to overweight positions in both consumer discretionary and energy and underweight positions in health care and information technology. Allocation to high dividend paying securities was also a significant detractor to relative performance.

The Fund experienced underperformance in the communication services sector. We own Cinemark, a movie theater operator in the U.S. and South America. The company was likely to have a difficult 2020 given a weaker slate of movie titles to be released and growing concern from streaming options. Shortly after COVID-19 arrived in the U.S., Cinemark closed all its theaters to comply with local and national guidelines for social distancing. The film industry has generally cancelled the release of any new movies pushing them later into 2020 or 2021. With Cinemark currently unable to generate revenue, the broad concern is about the length of liquidity for the company. We believe Cinemark has the financial wherewithal to

2020	ANNUAL REPORT	101

withstand the current environment for multiple months and expect that business will return to pre-virus levels over the medium term.

The energy sector was also a weaker performing sector during the year. We were slightly overweight the significantly underperforming sector with exposure to the volume-driven sector of oil and gas pipeline companies. Given the significant decline in oil prices altering a view from volume growth to volume contraction in the U.S., the pipeline companies we owned, Targa Resources and Rattler Midstream, experienced significant contraction in equity prices. We sold Targa as we questioned it ability to sustain its dividend over the medium term given the lower levels of production.

Information technology proved to be an area of opportunity cost for the Fund. We have long discussed the ripe business models within software that are very attractive; however, the general lack of dividend payers in that subsector makes finding candidates that meet the strategy’s goal of capital return and capital appreciation opportunities more difficult. This proved to be a sizable headwind to performance given significant outperformance by software during the measurement period.

The financial sector produced the best relative performance in the Fund. Ares Management, a private capital manager, generated strong absolute and relative performance as the company benefits from dislocations in the credit markets. AJ Gallagher, an insurance broker, also declined at a lesser rate than the benchmark given less economic cyclicality, solid industry growth rates and an announced merger between AON and Willis Towers Watson that should provide market share opportunities to Gallagher. Finally, a well-timed addition to the portfolio, Northern Trust, generated positive absolute performance.

Materials was also an area of strength for the Fund. The positive standout was Scott Miracle-Gro. The company saw continued strong growth in its hydroponics division and very strong early season consumer demand for its legacy seed, fertilizer, soil and mulch products. RPM International, a coatings manufacturer, also produced positive absolute performance for the fiscal year.

Outlook

We continue to watch several key variables to determine Fund positioning. These variables (domestic economic growth, change in interest rates, change in commodity prices and foreign economic growth) have remained consistent and continue to be monitored.

Within forecasting, there is a common truth that near-term forecasts are more reliable and have tighter confidence intervals than longer-term forecasts. This theory is anchored by allowing less time for any of the specific forecasting variables to deviate from their past trends, while adding time to the forecast increases the opportunity for potential shocks to force step function changes to the trend. Today, we are thinking the opposite of the common truth where our near-term forecasting error feels significantly wide with the view over the medium to long term that forecasting error will decline. Second quarter 2020 gross domestic product (GDP) estimates vary greatly, anywhere from -10% to -50%, and all forecasters point to little confidence in their numbers as they are seemingly declining at a daily pace. At this point, we think the answer is it is going to be very bad. We don’t know how bad it is going to be and can’t use history as a guide because we have never done what is currently being done. We can do a bottom-up forecast by eliminating those industries that have shuttered their doors (e.g. movie theaters account for 0.1% of GDP with zero revenue that eliminates 0.1% off GDP); however, we don’t know the tangential impact to other industries, except to say that we feel for the clear majority, it is negative. Regardless of the depth of the contraction, the next most important variable is the duration of the downturn. It is our belief, this will be relatively short-lived, and the U.S. economy will quickly bounce back once the virus concern has passed. Supporting this belief is the significant quantities of fiscal and monetary stimulus that have been put in place to support the U.S. economy.

As we extend our forecasting time to beyond the havoc being generated by the virus, we are left asking ourselves, “Do we believe there are structural shifts that will cause step function changes versus the long term trend line of the economy and various sectors?” To date, our general answer is “No.” On the margin, more employees will work from home. Adoption rates of e-commerce and streaming video will retain the step function benefit that has occurred. However, over the medium term, we expect people will return to going out to restaurants, taking vacations and watching sporting events at the same level prior to self-quarantine.

The Fed has responded swiftly and significantly to the virus, lowering the fed funds rate to 0% and deploying a plethora of programs designed to ensure ample liquidity and healthy market functioning. Interest rates have significantly compressed across the treasury curve and lending spreads have increased due to the economic uncertainties. The Fed has made it clear it will likely keep the short end of the curve low for the medium term, which will anchor rates preventing them from significantly increasing. As the virus works its way through humanity and we return to some level of normalcy, there is some potential for upward pressure on long-term rates given the significant government spending put in place to combat the economic pressures. The near-term focus within the equity and credit markets is on the duration and staying power of

102	ANNUAL REPORT	2020

the individual companies. As time passes, our expectation would be rates move higher off the current low base, but are unlikely to return to pre-virus levels given the anchoring put in place by the Fed. We anticipate being able to provide investors with a competitive yield relative to the fixed-income markets over the near to medium term.

Demand falling precipitously is always a recipe for price declines in commodity markets. Unsurprisingly, we have seen the industrial commodity complex experience significant pressure during the first quarter of 2020 and that is likely to continue over the near term. Oil has seen a collapse in price given the market share battle between Saudi Arabia and Russia. While production cuts and bankruptcies will marginally help the industry, for a full recovery to occur, demand needs to return, and supply needs to be curtailed. We don’t have particular insight into the duration of the market share battle and have reduced our exposure to energy in concert with this lack of conviction.

We are acutely watching the health and economies of China, Italy and South Korea with the current view of first-in, first out regarding the virus. China appears to be on the other side of the virus with stores re-opening and factories ramping up. It remains to be seen how quickly demand will recover. The other major economies are at various early stages of infection rates and have issued less draconian mitigation measures versus those performed in China and thus will likely have extended periods of damage and corresponding recovery. Like the U.S. growth expectations, pegging an actual point estimate appears impossible at this point, except to say it will be historically bad over the near term with a likely snap back on the other side. Central bankers and fiscal policies are mirroring some of the efforts in the U.S. to support markets, add needed liquidity into systems and provide significant stimulus.

Performance shown at NAV does not include the effects of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges; your sales charges could be lower.

Past performance is not a guarantee of future results. The value of the Fund’s shares will change, and you could lose money on your investment.

Investing in mid-cap stocks may carry more risk than investing in stocks of larger, more-established companies. Dividend-paying instruments may not experience the same price appreciation as non-dividend paying investments. There is no guarantee that the companies in which the Fund invests will declare dividends in the future or that dividends, if declared, will remain at current levels or increase over time. The amount of any dividend paid by the company may fluctuate significantly. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Mid Cap Income Opportunities Fund.

2020	ANNUAL REPORT	103

PORTFOLIO HIGHLIGHTS	IVY MID CAP INCOME OPPORTUNITIES FUND

ALL DATA IS AS OF MARCH 31, 2020 (UNAUDITED)

Asset Allocation

Stocks	97.6%
Consumer Discretionary	20.6%
Financials	17.5%
Materials	16.1%
Information Technology	15.1%
Industrials	14.8%
Health Care	5.9%
Real Estate	2.4%
Consumer Staples	2.3%
Communication Services	2.0%
Energy	0.9%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	2.4%

Top 10 Equity Holdings

Company	Sector	Industry
L3Harris Technologies, Inc.	Industrials	Aerospace & Defense
RPM International, Inc.	Materials	Specialty Chemicals
Ares Management Corp., Class A	Financials	Asset Management & Custody Banks
Hasbro, Inc.	Consumer Discretionary	Leisure Products
Maxim Integrated Products, Inc.	Information Technology	Electronic Components
Glacier Bancorp, Inc.	Financials	Regional Banks
Encompass Health Corp.	Health Care	Health Care Facilities
Garmin Ltd.	Consumer Discretionary	Consumer Electronics
Scotts Miracle-Gro Co. (The)	Materials	Fertilizers & Agricultural Chemicals
Avery Dennison Corp.	Materials	Paper Packaging

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

104	ANNUAL REPORT	2020

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY MID CAP INCOME OPPORTUNITIES FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class C	Class E	Class I	Class N	Class R	Class Y
1-year period ended 3-31-20	-24.44%	-20.50%	-21.76%	-19.53%	-19.57%	-20.15%	-19.89%
5-year period ended 3-31-20	0.50%	0.95%	1.32%	2.02%	2.08%	1.33%	1.70%
10-year period ended 3-31-20	—	—	—	—	—	—	—
Since Inception of Class through 3-31-20(4)	2.48%	2.84%	3.24%	3.93%	3.98%	3.21%	3.60%

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E Shares carry a maximum front-end sales load of 5.75% and 2.50%, respectively. Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)

10-1-14 for Class A shares, 10-1-14 for Class C shares, 10-1-14 for Class E shares, 10-1-14 for Class I shares, 10-1-14 for Class N shares, 10-1-14 for Class R shares and 10-1-14 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2020	ANNUAL REPORT	105

SCHEDULE OF INVESTMENTS	IVY MID CAP INCOME OPPORTUNITIES FUND (in thousands)

MARCH 31, 2020

COMMON STOCKS	Shares	Value
Communication Services

Movies & Entertainment – 2.0%
Cinemark Holdings, Inc.	1,183	$12,059

Total Communication Services – 2.0%		12,059
Consumer Discretionary

Consumer Electronics – 3.3%
Garmin Ltd.	267	20,039

Home Furnishings – 2.5%
Leggett & Platt, Inc.	578	15,427

Hotels, Resorts & Cruise Lines – 2.1%
Wyndham Destinations, Inc.	593	12,871

Leisure Products – 5.6%
Hasbro, Inc.	287	20,532
Polaris, Inc.	282	13,597

		34,129

Restaurants – 2.5%
Cracker Barrel Old Country Store, Inc.	183	15,248

Specialized Consumer Services – 2.7%
Service Corp. International	419	16,387

Specialty Stores – 1.9%
Tractor Supply Co.	139	11,712

Total Consumer Discretionary – 20.6%		125,813
Consumer Staples

Household Products – 2.3%
Clorox Co. (The)	80	13,934

Total Consumer Staples – 2.3%		13,934
Energy

Oil & Gas Storage & Transportation – 0.9%
Rattler Midstream L.P.	1,614	5,615

Total Energy – 0.9%		5,615
Financials

Asset Management & Custody Banks – 3.4%
Ares Management Corp., Class A	665	20,555

Diversified Banks – 2.5%
Northern Trust Corp.	206	15,558

Insurance Brokers – 3.2%
Arthur J. Gallagher & Co.	239	19,516

Property & Casualty Insurance – 2.5%
First American Financial Corp.	358	15,203

COMMON STOCKS (Continued)	Shares	Value
Regional Banks – 5.9%
Glacier Bancorp, Inc.	598	$20,328
Umpqua Holdings Corp.	1,454	15,850

		36,178

Total Financials – 17.5%		107,010
Health Care

Health Care Facilities – 3.3%
Encompass Health Corp.	316	20,249

Health Care Services – 2.6%
Quest Diagnostics, Inc.	193	15,484

Total Health Care – 5.9%		35,733
Industrials

Aerospace & Defense – 3.4%
L3Harris Technologies, Inc.	116	20,872

Air Freight & Logistics – 2.9%
C.H. Robinson Worldwide, Inc.	271	17,924

Electrical Components & Equipment – 5.6%
nVent Electric plc	909	15,342
Rockwell Automation, Inc.	123	18,609

		33,951

Industrial Machinery – 2.9%
Snap-on, Inc.	161	17,552

Total Industrials – 14.8%		90,299
Information Technology

Data Processing & Outsourced Services – 5.8%
Broadridge Financial Solutions, Inc.	182	17,231
Paychex, Inc.	290	18,242

		35,473

Electronic Components – 3.4%
Maxim Integrated Products, Inc.	422	20,517

Electronic Equipment & Instruments – 3.2%
National Instruments Corp.	589	19,486

Semiconductors – 2.7%
Microchip Technology, Inc.	246	16,658

Total Information Technology – 15.1%		92,134
Materials

Fertilizers & Agricultural Chemicals – 3.3%
Scotts Miracle-Gro Co. (The)	193	19,761

Paper Packaging – 9.4%
Avery Dennison Corp.	193	19,635
Packaging Corp. of America	221	19,231
Sonoco Products Co.	397	18,406

		57,272

COMMON STOCKS (Continued)	Shares	Value
Specialty Chemicals – 3.4%
RPM International, Inc.	350	$20,832

Total Materials – 16.1%		97,865
Real Estate

Residential REITs – 2.4%
American Campus Communities, Inc.	532	14,775

Total Real Estate – 2.4%		14,775

TOTAL COMMON STOCKS – 97.6%		$595,237
(Cost: $690,160)

SHORT-TERM SECURITIES
Money Market Funds (A) – 2.0%
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.310%	12,502	12,502

TOTAL SHORT-TERM SECURITIES – 2.0%		$12,502
(Cost: $12,502)

TOTAL INVESTMENT SECURITIES – 99.6%		$607,739
(Cost: $702,662)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.4%		2,214

NET ASSETS – 100.0%		$609,953

106	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	IVY MID CAP INCOME OPPORTUNITIES FUND (in thousands)

MARCH 31, 2020

Notes to Schedule of Investments

(A)	Rate shown is the annualized 7-day yield at March 31, 2020.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$595,237	$—	$—
Short-Term Securities	12,502	—	—
Total	$607,739	$—	$—

The following acronym is used throughout this schedule:

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	107

MANAGEMENT DISCUSSION	IVY MUNICIPAL BOND FUND

(UNAUDITED)

Bryan J. Bailey

Below, Bryan J. Bailey, CFA, portfolio manager of the Ivy Municipal Bond Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2020. He has managed the Fund for 18 years and has 31 years of industry experience.

Fiscal Year Performance

For the 12 months ended March 31, 2020
Ivy Municipal Bond Fund (Class A shares at net asset value)	2.68%
Ivy Municipal Bond Fund (Class A shares including sales charges)	-1.68%

Benchmark and Morningstar Category
Bloomberg Barclays Municipal Bond Index	3.85%
(reflects the performance of securities generally representing the municipal bond market)
Morningstar Muni National Intermediate Category Average	2.44%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is based on net asset value (NAV).

Macro events dominated the year

The fiscal year kicked off with a continuation of the trends that drove the prior fiscal period. Persistent negative supply (more bonds maturing versus new bond issuance) was exacerbated by heavy investor flows into the asset class. Tax-avoidance strategies linked to the cap on state and local tax (SALT) deduction from the 2017 Tax Cuts and Jobs Act added another layer of investor demand, as well as foreign interest in the asset class. These factors remained in place over much of the fiscal year.

Trade and tariff uncertainty, concerns over a disorderly Brexit, tame inflation and slowing global growth resulted in the Federal Reserve (Fed) pivoting toward rate cuts in calendar year 2019. The market began pricing in 75 basis points (bps) of cuts by calendar year-end, a rapid reversal from expectations that the Fed would remain on hold for the balance of calendar year 2019. The U.S. Treasury yield curve inverted between the 3-month U.S. Treasury bill and the 10-year U.S. Treasury note, which the market interpreted as an ominous signal that a recession was forthcoming, and remained inverted until October 2019.

The municipal bond rally gained momentum in the third quarter of calendar year 2019 as rates hit all-time lows with the Fed cutting rates 25 bps at the July and September meetings. Municipal rates were range bound in fourth quarter of calendar year 2019. Deescalating rhetoric from the U.S. and China agreeing in principle to a Phase One trade agreement, as well as more certainty with Brexit, removed some of the equity and economic risk. Despite the positive backdrop, the Fed cut rates an additional 25 bps at its October meeting. Strengthening in labor and housing markets, as well as elevated consumer confidence, enhanced the risk-on mood.

However, in early 2020, the COVID-19 pandemic changed everything in the market. Pre-COVID-19, U.S. growth was on track to accelerate. The U.S.-China trade agreement was signed in January and business confidence was improving. Capital expenditures were rising, job growth was solid, the stock market was hitting new highs, housing activity was robust and consumer confidence was elevated. Additionally, President Donald J. Trump was acquitted of impeachment on Feb. 5. Based on these positive conditions, we had expected the Fed to remain “on hold” through at least the end of 2020, possibly longer. Everything changed in late-February/early-March with the onset of the COVID-19 pandemic in the U.S. Shelter-in-place mandates were rolled out, schools closed and non-essential businesses were shut down across the country. This quickly led to a collapse in nearly every high frequency economic indicator, moving many to recessionary levels with some already at record lows. At the end of the fiscal period, the U.S. economy is essentially shut down. A collapse in oil prices has added to the already dire situation.

The Fed responded with an emergency rate cut of 50 bps on March 3, followed by another rate cut on March 12, taking the federal funds rate to 0%. It launched another round of quantitative easing (QE4), which included the Money Market Mutual Fund Liquidity Facility (MMLF) program that was expanded to include certain municipal bonds (variable-rate demand notes). Subsequently, the Senate passed a $2.2 trillion stimulus package called the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) that includes aid to state and local governments, while also giving the Fed the power to buy their debt (details are to be determined). These measures, along with the MMLF, have the market essentially backstopped by both Congress and the Fed, and reduced market volatility to some extent moving into fiscal year-end.

Pre-COVID-19, municipal rates were grinding lower, hitting a new record low level in early March. However, with the onset of the pandemic, market volatility spiked. Daily rate moves, both up and down, were extremely large between March 9 and

108	ANNUAL REPORT	2020

the end of the fiscal year, making transacting in the market very difficult with liquidity stressed. When measured from January 2020 to March 2020, rates are lower, with the exception of the very front-end of the curve, but the volatility during the period was unprecedented.

Positioning the Fund amid the volatility

The Fund began and ended the fiscal year positioned defensively in anticipation of the eventual start of an increasing interest rate cycle and the end of the 35-year bull market in bonds. However, given the unprecedented fiscal and monetary responses to the COVID-19 pandemic, we are questioning whether the bull market in bonds may indeed continue well into the future. Fund sensitivity to interest rates (duration) was held lower relative to its benchmark throughout the fiscal year. This was achieved by entering the fiscal year with a substantial cash position, which became more difficult to manage in an environment of persistent bond calls and maturing positions when accompanied by a large reduction in new issue supply.

While the shorter duration strategy and overall higher credit quality positioning of the Fund had been a drag on performance for much of the fiscal year, our strategy proved to be beneficial in the first three months of 2020, as interest rates backed up aggressively with volatility stemming from the COVID-19 pandemic.

The Fund’s cash position proved to be invaluable as shareholder redemptions continue to be funded from portfolio income and maturity cash flow. As a result, we were not subjected to forced selling of portfolio positions to fund redemptions, thus allowing us to keep the portfolio composition relatively intact. Portfolio turnover remained very low as we felt the Fund was structured appropriately entering the fiscal year.

Performance

The Fund outperformed its Morningstar peer group, but underperformed its benchmark, the Bloomberg Barclays Municipal Bond Index, for the fiscal year. The Fund was well-positioned to handle the unprecedented spike in volatility and subsequent liquidity pressures that resulted from COVID-19. Our desire is to position the Fund as a high credit quality tax-free investment grade product with low NAV volatility. We are not willing to take excessive credit and duration risks, or utilize leverage, to produce outsized returns that historically have been unsustainable and subject investors to increased risk to the potential downside and higher levels of NAV volatility. This strategy was validated during the violent market sell-off we observed in March. Shareholders were participating on the upside, while downside protection was substantial. We will not compromise our management discipline. Preservation of capital is an important consideration in our efforts.

The Fund ended the fiscal year with no derivative positions. A small short position of approximately 2% in 30-year U.S. Treasury futures was a drag on Fund performance during the fiscal year.

Looking ahead

With the onset of the COVID-19 pandemic and extraordinary assistance provided to state and local governments by both Congress and the Fed, we are entering unchartered territory. In the CARES Act, Congress provided $400 billion in aid for state and local governments. In addition, the Fed announced a $500 billion Municipal Liquidity Facility which will enable them to buy short-term notes directly from U.S states (including D.C.), U.S. counties with a population of at least two million residents, and U.S. cities with a population of at least one million residents. The Fed will continue to monitor conditions in the primary and secondary markets and will evaluate whether additional measures are needed to support the flow of credit and liquidity to state and local governments.

We are hoping these measures, along with MMLF, will continue to stabilize the market, reduce volatility, and strengthen the flow of credit and liquidity in the municipal bond market. While early, the initial market response to these measures has been positive. The Fed has provided some level of support to the market, but we believe amending the Federal Reserve Act to explicitly enable the Fed to buy municipal bonds would provide a more powerful backstop to the market. State and local governments would also benefit greatly from additional aid that is currently being discussed in a potentially forthcoming Phase 4 stimulus plan.

Defaults in the municipal bond asset class continue to be rare and tend to be highly concentrated in the high-yield space. While we anticipate these conditions to persist, we also anticipate many credit downgrades going forward. Rating agencies are already taking swift action. We remain confident in our belief that investment-grade municipal bond defaults will continue to be much lower than any other fixed-income alternatives except U.S. Treasuries. We will continue to strive to avoid any issuer that will be impacted severely. In our view, there is not a sector in the municipal bond space that will avoid the negative impact of these unprecedented circumstances. We are beginning to see distressed situations in the high-yield space with more frequency. This will need to be monitored closely, as we believe an acceleration of defaults or impairments on a larger scale would impact the high-grade space as funds sell the highest quality, most liquid holdings to fund investor redemptions.

2020	ANNUAL REPORT	109

Given these extraordinary circumstances, an outlook is very difficult to predict. Much is predicated on the ultimate duration and severity of the pandemic, as well as the potential for medical breakthroughs to vaccinate or help to control the spread of the virus. Much damage has been done, and there is no real timetable with regards to when life will get back to normal.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges; your sales charges could be lower.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

The Fund may from time to time utilize futures contracts and similar derivative instruments designed for hedging purposes and/or to take a directional position on interest rates.

Fixed-income securities are subject to interest rate risk and, as such, the Fund’s NAV may fall as interest rates rise. These and other risks are more fully described in the Fund’s prospectus.

The Fund may include a significant portion of its investments that will pay interest that is taxable under the Alternative Minimum Tax (AMT). Exempt-interest dividends the Fund pays may be subject to state and local income taxes. The portion of the dividends the Fund pays that is attributable to interest earned on U.S. government securities generally is not subject to those taxes, although distributions by the Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. The municipal securities market generally, or certain municipal securities in particular, may be significantly affected by adverse political, legislative or regulatory changes or litigation at the Federal or state level. These and other risks are more fully described in the Fund’s prospectus. Not all funds or fund classes may be offered at all broker/dealers.

The opinions expressed in this report are those of the Fund’s portfolio manager and are currently only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, include reinvested dividends, and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Municipal Bond Fund.

110	ANNUAL REPORT	2020

PORTFOLIO HIGHLIGHTS	IVY MUNICIPAL BOND FUND

ALL DATA IS AS OF MARCH 31, 2020 (UNAUDITED)

Asset Allocation

Stocks	3.4%
Financials	3.4%
Bonds	93.4%
Municipal Bonds	93.4%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	3.2%

Quality Weightings

Investment Grade	87.8%
AAA	8.0%
AA	42.0%
A	30.5%
BBB	7.3%
Non-Investment Grade	5.6%
BB	1.5%
Non-rated	4.1%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+ and Equities	6.6%

Our preference is to always use ratings obtained from Standard & Poor’s, Moody’s, and Fitch. It is each Portfolio’s general policy to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2020	ANNUAL REPORT	111

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY MUNICIPAL BOND FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class I	Class N	Class Y
1-year period ended 3-31-20	-1.68%	-2.22%	1.80%	2.83%	2.91%	2.68%
5-year period ended 3-31-20	1.27%	1.17%	1.35%	2.34%	—	2.17%
10-year period ended 3-31-20	3.03%	2.84%	2.68%	3.68%	—	3.48%
Since Inception of Class through 3-31-20(5)	—	—	—	—	2.78%	—

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A Shares carry a maximum front-end sales load of 4.25%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	7-5-17 for Class N shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

112	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	IVY MUNICIPAL BOND FUND (in thousands)

MARCH 31, 2020

INVESTMENT FUNDS	Shares	Value
Registered Investment Companies – 3.4%
iShares National AMT-Free Muni Bond ETF	227	$25,597

TOTAL INVESTMENT FUNDS – 3.4%		$25,597
(Cost: $24,542)

MUNICIPAL BONDS	Principal
Alabama – 2.1%
Univ of KS Hosp Auth, Hlth Fac Rev Bonds, Ser 2004,
0.700%, 9-1-34	$8,000	8,000
Water Works Board of the City of Birmingham, Water Rev Rfdg Bonds, Ser 2015-A,
5.000%, 1-1-35	6,555	7,721

		15,721

Alaska – 0.2%
AK Intl Arpt, Sys Rev and Rfdg Bonds, Ser 2010A,
5.000%, 10-1-21	1,735	1,766

Arizona – 1.9%
City of Phoenix Civic Impvt Corp., Jr Lien Arpt Rev Bonds, Ser 2019B:
4.000%, 7-1-37	4,000	4,313
4.000%, 7-1-39	1,000	1,072
Maricopa Cnty Indl Dev Auth, Rev Bonds (Banner Hlth), Ser 2016A,
4.000%, 1-1-38	8,500	9,085

		14,470

Arkansas – 0.1%
Board of Trustees of the Univ of AR, Var Fac Rev Bonds (Fayetteville Campus), Rfdg and Impvt Ser 2016A,
5.000%, 11-1-37	745	889

California – 13.5%
Bay Area Toll Auth, San Francisco Bay Area Toll Bridge Rev Bonds, Ser 2008 G-1 (SIFMA Municipal Swap Index plus 110 bps),
5.810%, 4-1-45 (A)	10,000	10,181
CA (School Facilities) GO Bonds,
5.000%, 11-1-30	3,000	3,357
CA Cmnty Trans Rev (Installment Sale), Cert of Part (T.R.I.P.—Total Road Impvt Prog), Ser 2012B,
5.250%, 6-1-42	2,245	2,414
CA Muni Fin Auth, Edu Rev Bonds (American Heritage Edu Fndtn Proj), Ser 2016A,
5.000%, 6-1-36	1,000	1,058
CA Sch Fin Auth, Charter Sch Rev Bonds (Coastal Academy Proj), Ser 2013A:
5.000%, 10-1-22	200	205
5.000%, 10-1-33	1,000	1,034

MUNICIPAL BONDS (Continued)	Principal	Value
California (Continued)
CA Statewide Cmnty Dev Auth, Student Hsng Rev Bonds (Univ of CA, Irvine East Campus Apt, Phase I Rfdg-CHF-Irvine LLC), Ser 2011,
5.000%, 5-15-21	$1,365	$1,423
CA Various Purp GO Bonds:
5.250%, 9-1-26	5,000	5,295
5.500%, 4-1-28	5	5
6.000%, 3-1-33	1,000	1,001
5.000%, 4-1-37	5,000	5,525
CA Various Purp GO Rfdg Bonds,
5.000%, 2-1-33	10,000	11,015
City of Los Angeles, Wastewater Sys Rev Bonds, Rfdg Ser 2015-D,
5.000%, 6-1-34	6,190	7,231
Cmnty Redev Agy of Santa Ana, Merged Proj Area Bonds, Ser 2011A,
6.250%, 9-1-24	2,000	2,095
Cnty of Sacramento, 2010 Rfdg Cert of Part, Sacramento Cnty Pub Fac Fin Corp.,
5.750%, 2-1-30	2,000	2,011
Golden State Tob Securitization Corp., Enhanced Tob Stlmt Asset-Bkd Bonds, Ser 2013A:
5.000%, 6-1-29	1,500	1,642
5.000%, 6-1-30	1,000	1,094
Golden State Tob Securitization Corp., Tob Stlmt Asset-Bkd Bonds, Ser 2015A:
5.000%, 6-1-33	3,165	3,618
5.000%, 6-1-34	2,840	3,240
La Quinta Redev Proj Areas No. 1 and 2, Tax Alloc Rfdg Bonds, Ser 2014A,
5.000%, 9-1-34	750	863
Los Angeles, Wastewater Sys Rev Bonds, Ser 2015-A,
5.000%, 6-1-35	1,000	1,165
Modesto, CA, Irrigation Dist Fin Auth, Elec Sys Rev Bonds, Ser 2015A,
5.000%, 10-1-36	4,270	5,029
Mountain View Shoreline Reg Park Comnty (Santa Clara Cnty, CA), Rev Bonds, Ser 2011A,
5.000%, 8-1-21	250	263
Palamar Hlth, Rfdg Rev Bonds, Ser 2016,
5.000%, 11-1-39	3,500	4,016
Palomar Hlth, GO Rfdg Bonds, Ser 2016B,
4.000%, 8-1-37	1,000	1,086
Palomar Pomerado Hlth, GO Bonds, Election of 2004, Ser 2009A:
0.000%, 8-1-31 (B)	3,315	2,572
0.000%, 8-1-32 (B)	5,000	3,765
0.000%, 8-1-33 (B)	5,000	3,643

MUNICIPAL BONDS (Continued)	Principal	Value
California (Continued)
Redev Agy for Riverside, Interstate 215 Corridor Redev Proj Area, 2010 Tax Alloc Bonds, Ser E:
5.250%, 10-1-20	$570	$582
6.000%, 10-1-25	445	456
6.500%, 10-1-40	1,500	1,540
Redev Agy of San Diego, Naval Training Ctr Redev Proj, Tax Alloc Bonds, Ser 2010A,
5.750%, 9-1-40	1,000	1,019
San Jose Merged Area Redev Proj, Hsng Set-Aside Tax Alloc Bonds, Ser 2010A-1,
5.500%, 8-1-35	1,000	1,015
San Jose, CA, Arpt Rev Bonds, Ser 2011A-1,
5.250%, 3-1-21	3,685	3,815
Santa Ana Unif Sch Dist (Orange County, CA), Election of 2008 GO Bond, Series B,
0.000%, 8-1-37 (B)	1,455	935
State Pub Works Board of CA, Lease Rev Bonds (Various Cap Proj), Ser 2011A:
5.250%, 10-1-24	500	531
5.000%, 12-1-24	500	532
Successor Agy to the Redev Agy of the City of Stockton, Tax Alloc Rfdg Bonds, Ser 2016A,
5.000%, 9-1-37	2,000	2,356
The Regents of the Univ of CA, Gen Rev Bonds, Ser 2013AI,
5.000%, 5-15-34	3,500	3,854
Trustees of the CA State Univ, Systemwide Rev Bonds, Ser 2015A,
5.000%, 11-1-38	500	583
Upland Unif Sch Dist (San Bernardino Cnty, CA), Election of 2008 GO Bonds, Ser A,
0.000%, 8-1-31 (B)	150	119

		103,183

Colorado – 2.3%
City and Cnty of Broomfield, CO, Rfdg Cert of Part, Ser 2010,
5.000%, 12-1-23	2,565	2,632
CO Edu and Cultural Fac Auth, Independent Sch Rev Rfdg Bonds (Vail Mountain Sch Proj), Ser 2010,
6.125%, 5-1-40	2,975	2,985
CO Hlth Fac Auth, Rev Rfdg Bonds (SCL Hlth Sys), Ser 2019A,
4.000%, 1-1-37	750	830
CO Hlth Fac Auth, Rev Rfdg Bonds (SCL Hlth Sys), Ser 2019B,
4.000%, 1-1-40	5,000	5,453
Denver Hlth and Hosp Auth, Hlthcare Recovery Zone, Fac Rev Bonds, Ser 2010,
5.625%, 12-1-40	3,250	3,346

2020	ANNUAL REPORT	113

SCHEDULE OF INVESTMENTS	IVY MUNICIPAL BOND FUND (in thousands)

MARCH 31, 2020

MUNICIPAL BONDS (Continued)	Principal	Value
Colorado (Continued)
Platte Vly Fire Protection Dist, Weld Cnty, CO, Cert of Part, Ser 2012,
5.000%, 12-1-36	$300	$309
Rgnl Trans Dist of CO, Cert of Part, Ser 2015A,
5.000%, 6-1-35	1,435	1,664

		17,219

District Of Columbia – 1.6%
DC Income Tax Secured Rev Bonds, Ser 2019A,
4.000%, 3-1-37	1,000	1,175
DC Water and Sewer Auth, Pub Util Sub Lien Multimodal Rev Bonds, Ser 2019C (Mortgage spread to 5-year U.S. Treasury index),
1.500%, 10-1-54 (A)	1,000	984
DC Water and Sewer Auth, Pub Util Sub Lien Rev Bonds, Ser 2015A,
5.000%, 10-1-45	1,565	1,813
Metro WA DC Arpt Auth, Dulles Toll Road, Second Sr Lien Rev Bonds, Ser 2009C,
6.500%, 10-1-41	7,000	8,635

		12,607

Florida – 6.1%
Citizens Ppty Ins Corp., Coastal Account Sr Secured Bonds, Ser 2011A-1,
5.000%, 6-1-20	1,000	1,006
East Cent Rgnl Wastewater Treatment Fac Operation Board, Wastewater Treatment Fac Rev Rfdg Bonds, Ser 2017,
5.000%, 10-1-44	3,000	3,496
Hillsborough Cnty Aviation Auth, FL Intl Arpt, Sub Rev Bonds, Ser 2015B,
5.000%, 10-1-35	2,000	2,236
Miami-Dade Cnty, FL, Aviation Rev Bonds, Ser 2010A,
5.500%, 10-1-41	2,885	2,948
Miami-Dade Cnty, FL, Aviation Rev Bonds, Ser 2010B,
5.000%, 10-1-23	2,000	2,032
Miami-Dade Cnty, FL, Aviation Rev Bonds, Ser 2019A,
4.000%, 10-1-44	1,500	1,594
Miami-Dade Cnty, FL, Water and Sewer Sys Rev Rfdg Bonds, Ser 2008B (Insured by AGM),
5.250%, 10-1-22	5,500	6,062
Mid-Bay Bridge Auth, Springing Lien Rev Bonds, Ser 2011A,
7.250%, 10-1-34	3,500	3,797
Orange Cnty Hlth Fac Auth, Rev Bonds (Presbyterian Ret Cmnty Proj), Ser 2016,
5.000%, 8-1-36	4,125	4,531

MUNICIPAL BONDS (Continued)	Principal	Value
Florida (Continued)
Orlando, FL, Greater Orlando Aviation Auth, Arpt Fac Rev Bonds, Ser 2019A:
4.000%, 10-1-37	$5,000	$5,416
4.000%, 10-1-39	3,000	3,233
Osceola Cnty, FL, Sales Tax Rev Rfdg Bonds, Ser 2016A,
5.000%, 10-1-37	2,005	2,325
St. Johns Cnty Indl Dev Auth, Rev Bonds (Presbyterian Ret Cmnty Proj), Ser 2010A,
5.875%, 8-1-40	4,000	4,059
St. Lucie, FL, Util Sys Rfdg Rev Bonds, Ser 2016,
4.000%, 9-1-34	1,000	1,109
Volusia Cnty Edu Fac Auth, Edu Fac Rev Rfdg Bonds (Embry-Riddle Aeronautical Univ, Inc. Proj), Ser 2011,
5.250%, 10-15-22	2,750	2,923

		46,767

Georgia – 3.3%
Atlanta Arpt, Gen Rev Rfdg Bonds, Ser 2010C,
5.750%, 1-1-23	2,000	2,060
Atlanta, GA, Water and Wastewater Rev Rfdg Bonds, Ser 2019,
4.000%, 11-1-38	4,000	4,636
Brookhaven Dev Auth, Rev Bonds (Children’s Hlthcare of Atlanta, Inc.), Ser 2019A,
4.000%, 7-1-44	8,000	8,618
Metro Atlanta Rapid Transit Auth, Sales Tax Rev Bonds, Ser 2015B,
5.000%, 7-1-43	8,325	9,651

		24,965

Hawaii – 0.4%
HI Arpt Sys Rev Bond, Rfdg Ser 2011,
5.000%, 7-1-21	1,000	1,046
HI Dept of Budget and Fin, Spl Purp Rev Bonds (The Queen’s Hlth Sys), Ser 2015A,
5.000%, 7-1-35	1,500	1,721

		2,767

Idaho – 0.1%
Boise City, ID, Arpt Rev Rfdg Bonds (Air Terminal Fac Proj), Ser 2011,
5.750%, 9-1-20	1,000	1,018

Illinois – 4.4%
Belleville, IL, Tax Incr Rfdg Rev Bonds (Frank Scott Pkwy Redev Proj), Ser 2007A:
5.000%, 5-1-26	100	94
5.700%, 5-1-36	1,750	1,601
Build IL Sales Tax Rev Bonds, Ser 2011,
5.000%, 6-15-27	500	506

MUNICIPAL BONDS (Continued)	Principal	Value
Illinois (Continued)
Chicago O’Hare Intl Arpt, Gen Arpt Sr Lien Rev Bonds, Ser 2016D (Insured by BAMAC),
5.250%, 1-1-37	$2,500	$2,886
Chicago O’Hare Intl Arpt, Gen Arpt Sr Lien Rev Rfdg Bonds, Ser 2015B,
5.000%, 1-1-34	1,000	1,113
Chicago O’Hare Intl Arpt, Gen Arpt Sr Lien Rev Rfdg Bonds, Ser 2016C,
5.000%, 1-1-34	1,500	1,690
City of Chicago, Gen Arpt Sr Lien Rev and Rev Rfdg Bonds (Chicago O’Hare Intl Arpt), Ser 2018A (Insured by AGM),
5.000%, 1-1-38	605	691
IL Fin Auth, DePaul Univ Rev Bonds, Ser 2016,
5.000%, 10-1-41	2,410	2,750
IL Fin Auth, Rev Rfdg Bonds (DePaul Univ), Ser 2016A,
4.000%, 10-1-34	2,000	2,195
IL Fin Auth, Var Rate Demand Rev Bonds (The Univ of Chicago Med Ctr), Ser 2009E-2,
3.750%, 8-1-43	2,850	2,850
IL Metro Pier and Exposition Auth, McCormick Place Expansion Proj Rfdg Bonds, Ser 2010B-1,
0.000%, 6-15-43 (B)	2,000	862
IL Muni Elec Agy, Power Supply Sys Rev Rfdg Bonds, Ser 2015A,
5.000%, 2-1-32	3,695	4,216
IL Sales Tax Rev Bonds (Jr Oblig), Ser 2013,
5.000%, 6-15-26	2,000	2,048
IL State Toll Hwy Auth, Toll Hwy Sr Rev Bonds, Ser 2013A,
5.000%, 1-1-35	4,100	4,409
IL State Toll Hwy Auth, Toll Hwy Sr Rev Bonds, Ser 2015B,
5.000%, 1-1-37	2,000	2,302
Rgnl Trans Auth, Cook, DuPage, Kane, Lake, McHenry and Will Cnty, IL, GO Bonds, Ser 2002A,
6.000%, 7-1-24	3,080	3,654

		33,867

Indiana – 1.5%
IN Muni Power Agy, Power Supply Sys Rev Bonds, Ser 2019A,
4.000%, 1-1-39	2,630	2,965
IN Muni Power Agy, Power Supply Sys Rfdg Rev Bonds, Ser 2016A,
5.000%, 1-1-37	1,000	1,189
IN Muni Power Agy, Power Supply Sys Rfdg Rev Bonds, Ser 2016C,
5.000%, 1-1-39	1,000	1,183
Indianapolis, IN, Econ Dev Rev Bonds (Pine Glen Apt Proj), Ser 2004,
6.100%, 9-1-39	5,810	5,810

		11,147

114	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	IVY MUNICIPAL BOND FUND (in thousands)

MARCH 31, 2020

MUNICIPAL BONDS (Continued)	Principal	Value
Iowa – 0.8%
Ames, IA, Hosp Rev Rfdg Bonds (Mary Greeley Med Ctr), Ser 2016,
4.000%, 6-15-35	$1,510	$1,650
IA Higher Edu Loan Auth, Private College Fac Rev and Rfdg Bonds (Upper IA Univ Proj), Ser 2010,
6.000%, 9-1-39	2,145	2,188
IA Higher Edu Loan Auth, Private College Fac Rev Bonds (Upper IA Univ Proj), Ser 2012,
5.000%, 9-1-33	1,750	1,978

		5,816

Kansas – 0.4%
Overland Park, KS, Trans Dev Dist, Sales Tax Rev Bonds (Oak Park Mall Proj), Ser 2010,
5.900%, 4-1-32	2,050	2,055
Shawnee Cnty, KS, Cert of Part (First Responders Comm Proj), Ser 2012,
5.000%, 9-1-24	1,050	1,067

		3,122

Kentucky – 1.0%
KY Econ Dev Fin Auth, Hosp Rev Bonds, Ser 2010A:
5.500%, 6-1-21	500	503
6.375%, 6-1-40	4,500	4,538
6.500%, 3-1-45	2,675	2,698

		7,739

Louisiana – 3.6%
Jefferson Sales Tax Dist., Parish of Jefferson, LA, Spl Sales Tax Rev Bonds, Ser 2017B (Insured by AGM),
5.000%, 12-1-42	5,000	6,030
LA Citizens Prop Ins Corp., Assmt Rev Rfdg Bonds, Ser 2012,
5.000%, 6-1-24	500	542
LA Gasoline and Fuels Tax, Rev Rfdg Bonds, Ser 2015A,
5.000%, 5-1-41	4,000	4,625
LA Local Govt Envirnmt Fac and Cmnty Dev Auth, Hosp Rev Bonds (Women’s Hosp Fndtn Gulf Opp Zone Proj), Ser 2010B,
6.000%, 10-1-44	6,000	6,126
Lafayette Pub Trust Fin Auth, Rev Bonds (Ragin’ Cajun Fac, Inc. Hsng and Prkg Proj), Ser 2010,
5.250%, 10-1-20	2,040	2,078
New Orleans, LA, GO Rfdg Bonds, Ser 2012 (Insured by AGM):
5.000%, 12-1-25	1,500	1,642
5.000%, 12-1-26	3,500	3,830
5.000%, 12-1-27	1,500	1,642
Rgnl Transit Auth, New Orleans, LA, Sales Tax Rev Bonds, Ser 2010 (Insured by AGM),
5.000%, 12-1-22	1,000	1,025

		27,540

MUNICIPAL BONDS (Continued)	Principal	Value
Maine – 0.3%
ME Tpk Auth, Tpk Rev Rfdg Bonds, Ser 2015,
5.000%, 7-1-34	$2,255	$2,615

Maryland – 2.4%
Baltimore, MD, Proj Rev Bonds (Stormwater Proj), Ser 2019A,
4.000%, 7-1-44	5,000	5,618
Baltimore, MD, Proj Rev Bonds (Wastewater Proj), Ser 2019A,
4.000%, 7-1-44	3,500	3,932
Baltimore, MD, Proj Rev Bonds (Water Proj), Ser 2019A,
4.000%, 7-1-44	6,500	7,274
MD Econ Dev Corp., Econ Dev Rev Bonds (Terminal Proj), Ser B,
5.750%, 6-1-35	1,750	1,762

		18,586

Massachusetts – 0.3%
MA Dev Fin Agy, Rev Bonds, Foxborough Rgnl Charter Sch Issue, Ser 2010,
6.375%, 7-1-30	2,215	2,242
MA Edu Fin Auth, Edu Loan Rev Bonds, Issue I, Ser 2009,
6.000%, 1-1-28	155	155

		2,397

Michigan – 2.1%
Lincoln Consolidated Sch Dist, Cnty of Washtenaw and Wayne, MI, Rfdg Bonds, Ser 2016A,
5.000%, 5-1-35	500	583
MI Fin Auth, Hosp Rev and Rfdg Bonds (Trinity Hlth Credit Group), Ser 2015MI,
5.000%, 12-1-35	3,000	3,244
MI Fin Auth, Hosp Rev Bonds (CHE Trinity Hlth Credit Group), Ser 2013MI-2:
4.000%, 12-1-35	1,250	1,413
4.000%, 12-1-36	1,100	1,234
MI State Bldg Auth, Rev and Rfdg Bonds (Fac Prog), Ser 2015I,
5.000%, 4-15-34	3,000	3,504
MI State Bldg Auth, Rev and Rfdg Bonds (Fac Prog), Ser 2016I,
4.000%, 10-15-36	1,000	1,102
MI State Hosp Fin Auth, Rfdg and Proj Rev Bonds (Ascension Hlth Sr Credit Group), Ser 2010F-4,
5.000%, 11-15-47 (C)	500	598
MI State Hosp Fin Auth, Var Rate Rev Bonds (Ascension Hlth Credit Group), Ser 1999B-4,
5.000%, 11-15-32	2,000	2,291
Sparta Area Sch, 2016 Sch Bldg and Site Bonds (Kent and Ottawa Cnty, MI), Ser I,
5.000%, 5-1-46	2,000	2,330

		16,299

MUNICIPAL BONDS (Continued)	Principal	Value
Minnesota – 0.6%
Oakdale, MN, Var Rate Demand Multifamily Hsng Rev Rfdg Bonds (Cottage Homesteads of Aspen Proj), Ser 2008 (Insured by Federal Home Loan Mortgage Corp.),
6.100%, 6-1-45 (A)	$4,785	$4,785

Missouri – 2.6%
Broadway-Fairview Trans Dev Dist (Columbia, MO), Trans Sales Tax Rev Bonds, Ser 2006A,
6.125%, 12-1-36	175	114
Hlth and Edu Fac Auth, Hlth Fac Rev Bonds (Mosaic Hlth Sys), Ser 2019A,
4.000%, 2-15-44	600	663
Indl Dev Auth of Joplin, MO, Hlth Fac Rev Bonds (Freeman Hlth Sys), Ser 2011,
5.500%, 2-15-31	750	778
Kansas City, MO, Spl Oblig Impvt and Rfdg Bonds (Downtown Arena Proj), Ser 2016E,
5.000%, 4-1-40	2,000	2,277
MO Joint Muni Elec Util Comsn, Power Proj Rev Rfdg Bonds (Prairie State Proj), Ser 2015A:
5.000%, 12-1-29	1,550	1,820
5.000%, 12-1-30	1,200	1,409
5.000%, 12-1-31	1,000	1,173
MO Joint Muni Elec Util Comsn, Power Proj Rev Rfdg Bonds (Iatan 2 Proj), Ser 2015A:
5.000%, 12-1-36	5,650	6,587
5.000%, 12-1-37	1,000	1,164
MO Joint Muni Elec Util Comsn, Power Proj Rev Rfdg Bonds (Prairie State Proj), Ser 2016A,
5.000%, 12-1-40	1,000	1,173
St. Louis Cnty, MO, Indl Dev Auth, Sr Living Fac Rev Bonds (Friendship Vlg Sunset Hills), Ser 2012,
5.000%, 9-1-32	1,120	1,132
St. Louis Muni Fin Corp., Compound Int Leasehold Rev Bonds (Convention Ctr Cap Impvt Proj), Ser 2010A (Insured by AGM),
0.000%, 7-15-36 (B)	2,350	1,518

		19,808

Montana – 0.1%
MT Fac Fin Auth, Rev Rfdg Bonds (SCL Hlth Sys), Ser 2019A,
4.000%, 1-1-37	500	554

Nebraska – 0.8%
Hall Cnty Sch Dist 0002, GO Bonds (Grand Island Pub Sch), Ser 2014,
5.000%, 12-15-39	3,270	3,843

2020	ANNUAL REPORT	115

SCHEDULE OF INVESTMENTS	IVY MUNICIPAL BOND FUND (in thousands)

MARCH 31, 2020

MUNICIPAL BONDS (Continued)	Principal	Value
Nebraska (Continued)
Omaha, NE, Pub Power Dist, Separate Elec Sys Rev Bonds (NE City 2), Ser 2015A,
5.000%, 2-1-33	$1,000	$1,164
Omaha, NE, Pub Power Dist, Separate Elec Sys Rev Bonds (NE City 2), Ser 2016A,
5.000%, 2-1-41	1,000	1,162

		6,169

Nevada – 0.8%
Las Vegas Vly Water Dist., Water Impvt and Rfdg GO Bonds, Ser 2016A,
5.000%, 6-1-41	5,000	5,759

New Hampshire – 0.2%
NH Hlth and Edu Fac Auth, Rev Bonds, Rivermead Issue, Ser 2011A,
6.875%, 7-1-41	1,150	1,174

New Jersey – 3.1%
Hudson Cnty Impvt Auth (Hudson Cnty, NJ), Fac Lease Rev Rfdg Bonds (Hudson Cnty Lease Proj), Ser 2010,
5.375%, 10-1-21	2,500	2,655
NJ Econ Dev Auth, Rev Bonds (Provident Group-Montclair Ppty LLC – Montclair St Univ Student Hsng Proj), Ser 2010A,
5.750%, 6-1-31	3,750	3,779
NJ Econ Dev Auth, Sch Fac Constr Rfdg Bonds, Ser 2011EE,
5.250%, 9-1-24	3,045	3,141
NJ Higher Edu Student Assistance Auth, Student Loan Rev Bonds, Ser 2011-1,
5.500%, 12-1-21	1,145	1,219
NJ Hlth Care Fac Fin Auth, Rev and Rfdg Bonds, Barnabas Hlth Issue, Ser 2011A,
5.625%, 7-1-37	500	528
NJ Trans Trust Fund Auth, Trans Sys Bonds (Cap Apprec Bonds), Ser 2010A,
0.000%, 12-15-40 (B)	10,000	4,291
NJ Trans Trust Fund Auth, Trans Sys Bonds, Ser 2005B,
5.250%, 12-15-22	3,500	3,694
NJ Trans Trust Fund Auth, Trans Sys Bonds, Ser 2006A (Insured by AGM/CR),
5.500%, 12-15-22	1,500	1,617
Passaic Vly Sewerage Commissioners (NJ), Sewer Sys Bonds, Ser G,
5.750%, 12-1-21	2,935	3,143

		24,067

MUNICIPAL BONDS (Continued)	Principal	Value
New York – 12.1%
Buffalo and Erie Cnty Indl Land Dev Corp., Oblig Group Rev Bonds (Catholic Hlth Sys, Inc. Proj), Ser 2015,
5.250%, 7-1-35	$750	$870
Dormitory Auth of the State of NY, State Personal Income Tax Rev Bonds (Gen Purp), Ser 2015C (Tax-Exempt),
5.000%, 2-15-38	5,000	5,726
Long Island Power Auth, Elec Sys Gen Rev Bonds, Ser 2014A (Insured by AGM),
5.000%, 9-1-39	1,500	1,677
Metro Trans Auth, Trans Rev Bonds, Ser 2014C,
5.000%, 11-15-36	2,625	2,850
Metro Trans Auth, Trans Rev Bonds, Ser 2015A-2 (SIFMA Municipal Swap Index plus 58 bps),
5.780%, 11-15-39 (A)	6,000	6,002
Metro Trans Auth, Trans Rev Green Bonds, Ser 2016A-1,
5.000%, 11-15-41	2,105	2,306
Metro Trans Auth, Trans Rev Rfdg Bonds, Ser 2015C-1,
5.000%, 11-15-35	2,500	2,729
NY Convention Ctr Dev Corp., Rev Rfdg Bonds (Hotel Unit Fee Secured), Ser 2015,
5.000%, 11-15-34	6,000	6,795
NY Dormitory Auth, Mercy Med Ctr Rev Bonds (Catholic Hlth of Long Island Oblig Group), Ser 1999B (Auction rate),
0.180%, 7-1-29 (A)	7,650	7,650
NYC GO Bonds, Fiscal 2014 Ser G,
5.000%, 8-1-30	1,000	1,134
NYC GO Bonds, Ser 2014D-1,
5.000%, 8-1-30	2,000	2,230
NYC Indl Dev Agy, Pilot Rev Bonds (Yankee Stadium Proj), Ser 2009A:
0.000%, 3-1-25 (B)	3,175	2,909
0.000%, 3-1-26 (B)	3,185	2,853
0.000%, 3-1-27 (B)	3,000	2,613
NYC Muni Water Fin Auth, Water and Sewer Sys Second Gen Resolution Rev Bonds, Ser 2015HH,
5.000%, 6-15-37	10,000	11,595
NYC Muni Water Fin Auth, Water and Sewer Sys Second Gen Resolution Rev Bonds, Fiscal 2020 Ser AA,
4.000%, 6-15-40	1,000	1,148
NYC Transitional Fin Auth, Bldg Aid Rev Bonds, Ser S-3,
5.000%, 7-15-36	2,000	2,460
NYC Transitional Fin Auth, Bldg Aid Rev Bonds, Ser 2016S-1,
5.000%, 7-15-37	1,000	1,162
NYC Transitional Fin Auth, Future Tax Secured Sub Bonds, Ser 2015B-1,
5.000%, 8-1-39	6,000	6,803

MUNICIPAL BONDS (Continued)	Principal	Value
New York (Continued)
NYC Transitional Fin Auth, Future Tax Secured Tax-Exempt Sub Bonds, Ser 2013I,
5.000%, 5-1-29	$3,000	$3,308
NYC Transitional Fin Auth, Future Tax Secured Tax-Exempt Sub Bonds, Ser 2018A-2,
5.000%, 8-1-37	5,360	6,424
Util Debt Securitization Auth, Restructuring Bonds, Ser 2013TE,
5.000%, 12-15-31	10,000	11,348

		92,592

North Carolina – 1.4%
Board of Governors of the Univ Of NC, Univ of NC Hosp at Chapel Hill Rev Bonds, Ser 2019,
4.000%, 2-1-36	1,000	1,152
NC Tpk Auth, Triangle Expressway Sys Rev Bonds, Ser 2009B (Insured by Assured Guaranty Corp.),
0.000%, 1-1-34 (B)	10,000	7,100
NC Tpk Auth, Triangle Expressway Sys Rev Bonds, Ser 2009A,
0.000%, 1-1-37 (B)	3,500	2,237

		10,489

Ohio – 1.1%
OH Air Quality Dev Auth, Envirnmt Impvt Rev Bonds (Buckeye Power, Inc. Proj), Ser 2010,
5.750%, 12-1-30	5,000	5,147
OH Hosp Fac Rev Bonds (Summa Hlth Sys 2010 Proj):
5.750%, 11-15-40	1,000	1,005
OH Hosp Rev Bonds (Cleveland Clinic Hlth Sys Oblig Group), Ser 2019B,
4.000%, 1-1-42	2,000	2,246

		8,398

Oregon – 1.0%
Port of Portland, OR, Portland Intl Arpt Rfdg Rev Bonds, Ser Twenty-Three:
5.000%, 7-1-33	5,000	5,744
5.000%, 7-1-34	1,000	1,150
Port of Portland, Portland Intl Arpt, Rev Bonds, Subser 20C,
5.000%, 7-1-22	1,000	1,007

		7,901

Pennsylvania – 3.7%
PA Auth for Indl Dev, Rev Bonds (MaST Charter Sch Proj), Ser 2010,
6.000%, 8-1-35	750	762
PA Higher Edu Fac Auth, Rev Bonds (Shippensburg Univ Student Svc, Inc. Student Hsng Proj at Shippensburg Univ of PA), Ser 2011,
6.000%, 10-1-26	3,000	3,192

116	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	IVY MUNICIPAL BOND FUND (in thousands)

MARCH 31, 2020

MUNICIPAL BONDS (Continued)	Principal	Value
Pennsylvania (Continued)
PA Tpk Comsn, Tpk Sub Rev Bonds, Ser 2009C,
6.250%, 6-1-33	$4,000	$5,007
PA Tpk Comsn, Tpk Sub Rev Bonds, Ser 2010 B-2:
5.750%, 12-1-28	10,000	10,272
PA Tpk Comsn, Tpk Sub Rev Rfdg Bonds, Ser 2016,
5.000%, 6-1-38	1,000	1,150
Philadelphia Auth Indl Dev, Rev Bonds (Mariana Bracetti Academy Charter Sch Proj), Ser 2011,
7.250%, 12-15-31	3,000	3,122
Philadelphia, PA, Arpt Rev Bonds, Ser 2010D,
5.250%, 6-15-22	5,000	5,033

		28,538

Puerto Rico – 0.1%
PR Aqueduct and Sewer Auth, Rev Bonds, Ser A,
5.000%, 7-1-28	1,000	1,001

South Carolina – 0.5%
SC Jobs – Econ Dev Auth, Student Hsng Rev Bonds (Coastal Hsng Fndtn LLC Proj), Ser 2009A,
6.500%, 4-1-42	4,015	4,015

Tennessee – 1.2%
Memphis-Shelby Cnty Arpt Auth, Arpt Rfdg Rev Bonds, Ser 2010B,
5.750%, 7-1-25	750	757
Memphis-Shelby Cnty Arpt Auth, Arpt Rfdg Rev Bonds, Ser 2011A-1,
5.750%, 7-1-20	1,330	1,345
Metro Nashville Arpt Auth, Arpt Impvt Rev Bonds, Ser 2015B,
5.000%, 7-1-40	4,200	4,646
The Hlth and Edu Fac Board of Johnson City, TN, Hosp Rfdg Rev Bonds (Mountain States Hlth Alliance), Ser 2010A,
6.500%, 7-1-38	2,500	2,533

		9,281

Texas – 13.3%
Alamo Cmnty College Dist, Ltd. Tax and Rfdg Bonds, Ser 2017,
5.000%, 8-15-38	6,040	7,333
Austin, TX, Arpt Sys Rev Bonds (Travis, Williamson and Hays Cntys), Ser 2014,
5.000%, 11-15-39	1,000	1,101
Bexar Cnty Hlth Fac Dev Corp., Rev Bonds (Army Ret Residence Fndtn Proj), Ser 2010,
6.200%, 7-1-45	3,250	3,285
Cap Area Cultural Edu Fac Fin Corp., Rev Bonds (The Roman Catholic Diocese of Austin), Ser 2005B,
6.125%, 4-1-45	1,000	1,007

MUNICIPAL BONDS (Continued)	Principal	Value
Texas (Continued)
Clifton Higher Edu Fin Corp., Edu Rev Bonds (IDEA Pub Sch), Ser 2011,
5.750%, 8-15-41	$500	$530
Clifton Higher Edu Fin Corp., Edu Rev Bonds (Uplift Edu), Ser 2014A,
4.250%, 12-1-34	3,000	3,060
Clint Independent Sch Dist, Unlimited Tax Sch Bldg Bonds (El Paso Cnty, TX), Ser 2015,
5.000%, 8-15-39	1,960	2,284
Grand Prkwy Trans Corp., First Tier Toll Rev Rfdg Bonds, Ser 2020C,
4.000%, 10-1-45	1,000	1,104
Houston Higher Edu Fin Corp., Edu Rev Bonds (Cosmos Fndtn, Inc.), Ser 2011A:
6.500%, 5-15-31	1,000	1,059
Houston, TX, Arpt Sys, Sub Lien Rev Rfdg Bonds, Ser 2012A,
5.000%, 7-1-32	500	527
Houston, TX, Combined Util Sys, First Lien Rev Rfdg Bonds, Ser 2019B:
4.000%, 11-15-38	1,000	1,159
4.000%, 11-15-39	2,000	2,314
North Harris Cnty Rgnl Water Auth, Sr Lien Rev and Rfdg Bonds, Ser 2016,
4.000%, 12-15-35	3,090	3,383
North TX Twy Auth, Sys Rev Rfdg Bonds, Ser 2008D,
0.000%, 1-1-30 (B)	26,000	21,474
San Antonio, TX, Water Sys Jr Lien Rev and Rfdg Bonds, Ser 2015B,
5.000%, 5-15-39	1,805	2,064
TX Dept of Hsg and Cmnty Affairs, Multifamily Hsg Rev Bonds (Terraces at Cibolo), Ser 2007,
5.750%, 5-1-40	4,495	4,495
TX Private Activity Bond Surface Trans Corp., Sr Lien Rev Bonds (LBJ Infra Group LLC IH-635 Managed Lanes Proj), Ser 2010:
7.500%, 6-30-33	3,000	3,028
7.000%, 6-30-40	5,000	5,037
TX Pub Fin Auth, TX Southn Univ Rev Fin Sys Bonds, Ser 2016 (Insured by BAMAC),
4.000%, 5-1-33	500	536
TX Pub Fin Auth, TX Southn Univ Rev Fin Sys Bonds, Ser 2011,
6.750%, 5-1-26	3,740	3,882
TX Tpk Auth, Cent TX Tpk Sys, First Tier Rev Bonds, Ser 2002A (Insured by BHAC):
0.000%, 8-15-26 (B)	24,500	21,966
TX Trans Comsn (Cent TX Tpk Sys), Rev Bonds (First Tier Rev Rfdg Bonds), Ser 2015-B,
5.000%, 8-15-37	1,000	1,140
TX Water Dev Board, State Water Implementation Rev Fund for TX Rev Bonds, Ser 2018B,
5.000%, 10-15-38	8,000	9,966

		101,734

MUNICIPAL BONDS (Continued)	Principal	Value
Utah – 0.2%
UT State Charter Sch Fin Auth, Charter Sch Rev Bonds (Syracuse Arts Acadamy Proj), Ser 2017,
5.000%, 4-15-37	$1,000	$1,161

Washington – 1.2%
Port of Seattle, Intermediate Lien Rev Rfdg Bonds, Ser 2015B,
5.000%, 3-1-35	2,000	2,273
Snohomish Cnty, WA, Pub Util Dist No. 1, Elec Sys Rev Bonds, Ser 2015,
5.000%, 12-1-40	1,000	1,168
WA Hlth Care Fac Auth, Rev Bonds (Providence Hlth & Svc), Ser 2014D,
5.000%, 10-1-38	5,000	5,747

		9,188

Wisconsin – 1.0%
WI Hlth and Edu Fac Auth, Rev Bonds (Ascension Sr Credit Group), Ser 2016A,
4.000%, 11-15-33	1,000	1,086
WI Hlth and Edu Fac Auth, Rev Bonds (Aurora Hlth Care, Inc.), Ser 2010A,
5.625%, 4-15-39	1,500	1,502
WI Hlth and Edu Fac Auth, Rev Bonds (Med College of WI, Inc.), Ser 2016,
5.000%, 12-1-41	4,000	4,679

		7,267

TOTAL MUNICIPAL BONDS – 93.4%		$714,381
(Cost: $661,913)

SHORT-TERM SECURITIES	Shares
Money Market Funds (D) – 2.1%
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.310%	15,889	15,889

TOTAL SHORT-TERM SECURITIES – 2.1%		$15,889
(Cost: $15,889)

TOTAL INVESTMENT SECURITIES – 98.9%		$755,867
(Cost: $702,344)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 1.1%		8,097

NET ASSETS – 100.0%		$763,964

2020	ANNUAL REPORT	117

SCHEDULE OF INVESTMENTS	IVY MUNICIPAL BOND FUND (in thousands)

MARCH 31, 2020

Notes to Schedule of Investments

(A)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2020. Description of the reference rate and spread, if applicable, are included in the security description.

(B)	Zero coupon bond.

(C)	Purchased on a when-issued basis with settlement subsequent to March 31, 2020.

(D)	Rate shown is the annualized 7-day yield at March 31, 2020.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Investment Funds	$25,597	$—	$—
Municipal Bonds	—	714,381	—
Short-Term Securities	15,889	—	—
Total	$41,486	$714,381	$—

The following acronyms are used throughout this schedule:

AGM = Assured Guaranty Municipal

BAMAC = Build America Mutual Assurance Co.

BHAC = Berkshire Hathaway Assurance Corp.

SIFMA = Securities Industry and Financial Markets Association

See Accompanying Notes to Financial Statements.

118	ANNUAL REPORT	2020

MANAGEMENT DISCUSSION	IVY MUNICIPAL HIGH INCOME FUND

(UNAUDITED)

Michael J. Walls

Below, Michael J. Walls, portfolio manager of the Ivy Municipal High Income Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2020. He has managed the Fund since 2009 and has 22 years of industry experience.

Fiscal Year Performance

For the 12 months ended March 31, 2020
Ivy Municipal High Income Fund (Class A shares at net asset value)	0.72%
Ivy Municipal High Income Fund (Class A shares including sales charges)	-3.51%

Benchmark and Morningstar Category
Bloomberg Barclays Municipal High Yield Index	-0.74%
(reflects the performance of securities generally representing the municipal high yield bond market)
Morningstar High-Yield Muni Category Average	-0.33%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is based on net asset value (NAV).

Portfolio Performance

The Ivy Municipal High Income Fund outperformed its Morningstar peers and its benchmark, the Bloomberg Barclays Municipal High Yield Index, for the fiscal period ending March 31, 2020. The drivers of outperformance included: shorter duration positioning than the benchmark, reducing non-rated exposure, having a generally higher quality bias as high yield underperformed and an underweight position in one of the worst performing sectors.

Factors impacting performance

The Fund maintained a shorter-duration position of 5.43 years relative to the benchmark’s duration of 9.96 years, which hurt performance as the municipal market rallied strongly during 2019 and the early first two months of 2020. However, the extreme sell-off related to the COVID-19 pandemic in March 2020 contributed to the Fund’s outperformance of its Morningstar peers and its benchmark.

Additionally, the high yield space underperformed investment grade as we reduced the Fund’s non-rated exposure from 27% to 21% during the fiscal period, which was a benefit to performance. We continue to believe investors are not being appropriately compensated for risk and the recent pandemic revealed that to be true. While credit spreads are wider than they were a year ago, we believe they still do not properly reflect the distress that will be caused by the economic slowdown; therefore, we maintain a higher credit quality bias.

Lastly, the Fund was underweight the hospital sector, one of the worst performing sectors. This contributed to outperformance as the sector lost 1.93% during the period. The Fund generally focuses on larger, diversified systems given the revenue and expense pressures facing providers. Additionally, the Fund’s performance was hurt by an underweight position in Puerto Rico bonds, which returned 3.37% for the fiscal year. Except for the sales-tax bonds, we still believe Puerto Rico bonds are “dead money,” meaning investors will receive no income from the bonds for the foreseeable future. With the Fund’s focus on generating high levels of tax-exempt income, we do not believe Puerto Rico bonds are an appropriate investment at this time.

The Fund did not invest in any derivative products over the last twelve months.

Portfolio positioning

The Fund’s shorter duration was a large contributor to outperformance for the fiscal year. Going forward, we believe a more neutral duration stance is warranted as rates have backed up a fair amount. With the Federal Reserve (Fed) setting the federal funds rate at zero for the foreseeable future, there is likely to be downward pressure on municipal benchmark rates. However, the unprecedented stimulus by the federal government could lead to inflationary pressures once the economy recovers, leading to higher rates. While credit spreads have widened recently, they are still below levels reached during the global financial crisis from 2007-2009 and the taper tantrum in 2013. We feel it is prudent to own more liquid rated bonds to provide us the opportunity to exploit any further credit widening. The Fund currently holds 5.5% of the portfolio in pre-refunded bonds, which provide a source of additional liquidity moving forward while continuing to provide a high level of tax-free income.

2020	ANNUAL REPORT	119

As mentioned, we continue to be wary of Puerto Rico’s bonds as additional restructurings will be needed to proceed through bankruptcy courts and the schedule of hearings was recently extended again as a result of the COVID-19 pandemic. We would be remiss to pursue an investment we believe has a high likelihood of offering no income.

Looking ahead

We expect the Fed to keep the federal funds rate at zero through 2020 and well into 2021. We remain cautious on credit for the upcoming fiscal year due to the many uncertainties — the duration and severity of the COVID-19 pandemic, the upcoming presidential election, and the ongoing trade war with China, which has taken a backseat for the time being but remains unresolved. We will remain diligent in monitoring the impacts of the economic slowdown on weaker quality borrowers, as well as the influence of the unprecedented stimulus on inflation. With the Fund’s duration at 55% of its benchmark, we feel comfortable adding duration in higher quality credits while the Fund has sufficient liquidity to take advantage of ongoing volatility in the market.

The high yield municipal debt market produced negative returns during the fiscal year and we believe lower quality borrowers will continue to face financial stress from the economic slowdown. Another concern we have had for a while is the consolidation of assets into a select few high yield municipal bond funds. With three firms controlling a significant percentage of high yield municipal assets, the recent selloff was exacerbated when those funds started experiencing redemptions. We believe the potential for ongoing volatility remains due to this concentration and are well positioned to redeploy capital at more attractive spreads.

Going forward, we will look for opportunities in bonds from higher quality borrowers as we feel they will recover more quickly and will outperform lower quality if spreads continue to widen.

The Fund’s performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

The Fund may from time to time utilize futures contracts and similar derivative instruments designed for hedging purposes, and/or to take a directional position on interest rates.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest-rate risk, so the net asset value of the Fund’s shares may fall as interest rates rise. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio manager and are current only through the end of the period of the report as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Municipal High Income Fund.

120	ANNUAL REPORT	2020

PORTFOLIO HIGHLIGHTS	IVY MUNICIPAL HIGH INCOME FUND

ALL DATA IS AS OF MARCH 31, 2020 (UNAUDITED)

Asset Allocation

Bonds	96.4%
Municipal Bonds	96.4%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	3.6%
Quality	Weightings

Investment Grade	52.8%
AAA	1.6%
AA	11.9%
A	20.0%
BBB	19.3%
Non-Investment Grade	43.6%
BB	13.3%
B	8.1%
Non-rated	22.2%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	3.6%

Our preference is to always use ratings obtained from Standard & Poor’s, Moody’s, and Fitch. It is each Portfolio’s general policy to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2020	ANNUAL REPORT	121

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY MUNICIPAL HIGH INCOME FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class I	Class N	Class Y
1-year period ended 3-31-20	-3.51%	-3.92%	0.01%	0.99%	1.03%	0.72%
5-year period ended 3-31-20	1.51%	1.48%	1.69%	2.63%	—	2.41%
10-year period ended 3-31-20	4.04%	3.84%	3.73%	4.70%	—	4.50%
Since Inception of Class through 3-31-20(5)	—	—	—	—	2.63%	—

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A Shares carry a maximum front-end sales load of 4.25%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	7-5-17 for Class N shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

122	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	IVY MUNICIPAL HIGH INCOME FUND (in thousands)

MARCH 31, 2020

MUNICIPAL BONDS	Principal	Value
Alabama – 3.8%
AL 21st Century Auth, Tob Stlmt Rev Bonds, Ser 2012-A,
5.000%, 6-1-21	$1,000	$1,027
AL Econ Stlmt Auth, BP Stlmt Rev Bonds, Ser 2016A,
4.000%, 9-15-33	9,000	9,747
Fairfield, AL, GO Warrants, Ser 2012,
6.000%, 6-1-37	8,485	7,331
Jefferson Cnty, AL, Swr Rev Bonds, Ser 2013-D,
6.500%, 10-1-53	10,470	12,182
Lower AL Gas Dist, Gas Proj Rev Bonds, Ser 2016A,
5.000%, 9-1-46	6,000	7,056
UAB Medicine Fin Auth, Rev Bonds, Ser 2019B,
4.000%, 9-1-48	2,500	2,784

		40,127

Alaska – 1.0%
Northn Tob Securitization Corp., Tob Stlmt Asset-Bkd Bonds, Ser 2006A Sr Cur Int Bonds,
5.000%, 6-1-46	10,000	10,001

Arizona – 3.3%
AZ Hlth Fac Auth, Rev Bonds (Banner Hlth), Ser 2007B (3-Month U.S. LIBOR*0.67 plus 81 bps),
2.089%, 1-1-37 (A)	10,000	9,677
AZ Indl Dev Auth, Edu Rev and Rfdg Bonds (AZ Agribusiness & Equine Ctr, Inc. Proj), Ser 2017B,
5.000%, 3-1-42	1,500	1,427
City of Phoenix Civic Impvt Corp., Jr Lien Arpt Rev Bonds, Ser 2019B,
3.250%, 7-1-49	1,555	1,518
Indl Dev Auth of Pima, Edu Rev Bonds (Noah Webster Sch – Pima Proj), Tax-Exempt Ser 2014A,
7.000%, 12-15-43	1,500	1,599
Indl Dev Auth of Tempe, AZ, Rev Rfdg Bonds (Friendship Vlg of Tempe), Ser 2012A:
6.000%, 12-1-27	2,390	2,457
6.000%, 12-1-32	1,430	1,462
6.250%, 12-1-42	2,150	2,193
6.250%, 12-1-46	2,500	2,546
Indl Dev Auth of Yavapai, Edu Rev Bonds (AZ Agribusiness and Equine Ctr, Inc. Proj), Ser 2011,
7.875%, 3-1-42	5,500	5,833
Maricopa Cnty Indl Dev Auth, Rev Bonds (Banner Hlth), Ser 2019A,
4.000%, 1-1-44	5,000	5,355
Phoenix, AZ, Indl Dev Auth, Student Hsng Rfdg Rev Bonds (Downtown Phoenix Student Hsng LLC – AZ State Univ Proj), Ser 2018A,
5.000%, 7-1-42	1,000	1,111

		35,178

MUNICIPAL BONDS (Continued)	Principal	Value
California – 10.1%
CA Cnty Tob Securitization Agy, Tob Stlmt Asset-Bkd Bonds (Stanislaus Cnty Tob Funding Corp.), Ser 2006,
0.000%, 6-1-55 (B)	$6,250	$339
CA Muni Fin Auth, Charter Sch Rev Bonds (Palmdale Aerospace Academy Proj), Ser 2016A:
5.000%, 7-1-41	1,750	1,769
5.000%, 7-1-46	1,670	1,678
CA Muni Fin Auth, Edu Fac Rev Bonds (Literacy First Proj), Ser 2010B,
6.000%, 9-1-30	2,040	2,081
CA Muni Fin Auth, Rev Bonds (Ret Hsng Fndtn Oblig Group), Ser 2017A,
5.000%, 11-15-31	750	897
CA Muni Fin Auth, Rev Rfdg Bonds (HumanGood Oblig Group), Ser 2019A:
4.000%, 10-1-44	2,000	1,948
5.000%, 10-1-44	2,000	2,094
CA Muni Fin Auth, Sr Lien Rev Bonds (LINXS APM Proj), Ser 2018A:
4.000%, 12-31-47	6,650	6,862
5.000%, 12-31-47	1,500	1,591
CA Sch Fin Auth, Charter Sch Rev Bonds (Coastal Academy Proj), Ser 2013A,
5.000%, 10-1-42	1,200	1,233
CA Sch Fin Auth, Charter Sch Rev Bonds (Rocketship Pub Sch – Oblig Group), Ser 2017G:
5.000%, 6-1-47	675	658
5.000%, 6-1-53	675	646
CA Sch Fin Auth, Charter Sch Rev Bonds (Summit Pub Sch – Oblig Group), Ser 2017,
5.000%, 6-1-47	1,500	1,588
CA Sch Fin Auth, Charter Sch Rev Rfdg Bonds (Aspire Pub Sch – Oblig Group), Ser 2016,
5.000%, 8-1-41	1,500	1,571
CA Statewide Cmnty Dev Auth, Edu Fac Rev Bonds (Independence Support LLC Proj), Ser 2015,
7.000%, 6-1-45 (C)	4,000	2,520
CA Statewide Cmnty Dev Auth, Rev Bonds (Lancer Plaza Proj), Ser 2013:
5.625%, 11-1-33	1,400	1,483
5.875%, 11-1-43	1,890	1,988
CA Statewide Cmnty Dev Auth, Rev Bonds (Loma Linda Univ Med Ctr), Ser 2016A:
5.000%, 12-1-46	3,000	3,170
5.250%, 12-1-56	2,500	2,663
CA Statewide Cmnty Dev Auth, Rfdg Rev Bonds (CA Baptist Univ), Ser 2017A,
5.000%, 11-1-41	1,000	1,025

MUNICIPAL BONDS (Continued)	Principal	Value
California (Continued)
CA Statewide Cmnty Dev Auth, Student Hsng Rfdg Rev Bonds (Univ of CA, Irvine East Campus Apt, CHF-Irvine LLC), Ser 2016,
5.000%, 5-15-40	$1,500	$1,662
Cert of Part, Oro Grande Elem Sch Dist, Ser 2010,
6.125%, 9-15-40	5,000	5,091
Cert of Part, Oro Grande Elem Sch Dist, Ser 2013,
5.125%, 9-15-42	2,760	2,950
Foothill/Eastn Trans Corridor Agy, Toll Road Rfdg Rev Bonds, Ser 2013B-1 (Insured by AGM),
3.950%, 1-15-53	2,800	2,935
Foothill/Eastn Trans Corridor Agy, Toll Road Rfdg Rev Bonds, Ser 2013B-2 (Insured by AGM),
3.500%, 1-15-53	1,600	1,632
Golden State Tob Securitization Corp., Enhanced Tob Stlmt Asset-Bkd Bonds, Ser 2017A-1,
5.000%, 6-1-29	1,250	1,452
Golden State Tob Securitization Corp., Tob Stlmt Asset-Bkd Bonds, Ser 2015A,
5.000%, 6-1-35	6,265	7,132
Golden State Tob Securitization Corp., Tob Stlmt Asset-Bkd Bonds, Ser 2018A-1,
5.000%, 6-1-47	2,000	1,925
Los Angeles, CA, Dept of Arpts, Los Angeles Intl Arpt Sub Rev Bonds, Ser 2019F,
3.000%, 5-15-49	3,030	2,958
Palamar Hlth, Rfdg Rev Bonds, Ser 2016,
4.000%, 11-1-39	8,700	9,246
Palomar Pomerado Hlth, San Diego Cnty, CA, Cert of Part,
6.000%, 11-1-41	3,000	3,084
Redev Agy for Riverside, Interstate 215 Corridor Redev Proj Area, 2010 Tax Alloc Bonds, Ser E,
6.500%, 10-1-40	2,500	2,567
Redev Agy of San Buenaventura, Merged San Buenaventura Redev Proj, 2008 Tax Alloc Bonds:
7.750%, 8-1-28	1,000	1,005
8.000%, 8-1-38	1,500	1,508
San Buenaventura Rev Bonds (Cmnty Mem Hlth Sys), Ser 2011:
8.000%, 12-1-26	1,400	1,541
8.000%, 12-1-31	9,400	10,290
7.500%, 12-1-41	4,000	4,315
San Diego, CA, Tob Stlmt Rev Funding Corp., Tob Stlmt Bonds, Ser 2018C,
4.000%, 6-1-32	895	844
San Francisco City and Cnty Arpt Comsn, San Francisco Intl Arpt Second Ser Rev Bonds, Ser 2019A,
4.000%, 5-1-49	1,250	1,321

2020	ANNUAL REPORT	123

SCHEDULE OF INVESTMENTS	IVY MUNICIPAL HIGH INCOME FUND (in thousands)

MARCH 31, 2020

MUNICIPAL BONDS (Continued)	Principal	Value
California (Continued)
San Mateo Cmnty Fac Dist No. 2008-1 (Bay Meadows), Spl Tax Bonds, Ser 2012,
6.000%, 9-1-42	$4,000	$4,230
Tob Securitization Auth of Southn CA, Tob Stlmt Asset-Bkd Bonds, Ser 2019B-1,
5.000%, 6-1-48	1,000	1,018

		106,510

Colorado – 2.7%
AR River Power Auth, CO Power Supply Sys Rev Rfdg Bonds, Ser 2018A,
5.000%, 10-1-43	5,000	5,239
Arkansas River Power Auth, CO, Power Rev Impvt Bonds, Ser 2010,
6.125%, 10-1-40	5,000	5,080
CO High Performance Trans Enterprise, U.S. 36 and I-25 Managed Lanes Sr Rev Bonds, Ser 2014,
5.750%, 1-1-44	3,250	3,364
CO Hlth Fac Auth, Rev Bonds (NJH-SJH Ctr for Outpatient Hlth Proj), Ser 2019,
4.000%, 1-1-50	2,500	2,766
CO Hlth Fac Auth, Rev Bonds (Total Longterm Care Natl Oblig Group Proj), Ser 2010A,
6.250%, 11-15-40	1,250	1,289
CO Hlth Fac Auth, Rev Rfdg Bonds (SCL Hlth Sys), Ser 2019A,
4.000%, 1-1-38	1,000	1,101
Denver, CO, Dept of Aviation, Arpt Sys Sub Rev Bonds, Ser 2018A,
4.000%, 12-1-48	5,000	5,373
Pub Auth for CO Enrg, Natural Gas Purchase Rev Bonds, Ser 2008,
6.500%, 11-15-38	3,000	4,258

		28,470

Connecticut – 0.2%
CT Hlth and Edu Fac Auth, Hlthcare Fac Expansion Rev Bonds (Church Home of Hartford, Inc. Proj), Ser 2016A:
5.000%, 9-1-46	1,000	970
5.000%, 9-1-53	1,600	1,542

		2,512

District Of Columbia – 1.2%
DC Water and Sewer Auth, Pub Util Sub Lien Rev Bonds, Ser 2019A,
4.000%, 10-1-49	3,000	3,378
Metro WA Arpt Auth, Dulles Toll Road Sub Lien Rev and Rfdg Bonds (Dulles Metrorail and Cap Impvt Proj), Ser 2019B,
3.000%, 10-1-50	5,000	4,743

MUNICIPAL BONDS (Continued)	Principal	Value
District Of Columbia (Continued)
Metro WA DC Arpt Auth, Arpt Sys Rev and Rfdg Bonds, Ser 2019A,
5.000%, 10-1-49	$3,250	$3,786
Metro WA DC Arpt Auth, Dulles Toll Road, Second Sr Lien Rev Bonds, Ser 2010B,
6.500%, 10-1-44	1,000	1,244

		13,151

Florida – 5.7%
Cap Trust Agy, FL, First Mtg Rev Bonds (Silver Creek St. Augustine Proj), Ser 2014A,
8.250%, 1-1-49 (C)	3,000	1,920
Cap Trust Agy, FL, First Mtg Rev Bonds (Silver Creek St. Augustine Proj), Ser 2016A,
5.750%, 1-1-50 (C)	645	645
Cap Trust Agy, FL, First Mtg Rev Bonds (Silver Creek St. Augustine Proj), Ser 2016B,
7.000%, 1-1-35 (C)	555	555
FL Dev Fin Corp., Edu Fac Rev Bonds (Renaissance Charter Sch, Inc. Proj), Ser 2010A,
6.000%, 9-15-40	8,000	8,044
FL Dev Fin Corp., Edu Fac Rev Bonds (Renaissance Charter Sch, Inc. Proj), Ser 2014A,
6.125%, 6-15-44	5,300	5,402
FL Dev Fin Corp., Edu Fac Rev Bonds (Renaissance Charter Sch, Inc. Proj), Ser 2015A,
6.000%, 6-15-35	2,000	2,072
FL Dev Fin Corp., Rev Bonds (Sculptor Charter Sch Proj), Ser 2008A,
7.250%, 10-1-38	1,840	1,846
Lee Cnty Indl Dev Auth, Hlthcare Fac Rfdg Rev Bonds (Cypress Cove at Health Park FL, Inc. Proj), Ser 2012,
6.500%, 10-1-47	9,835	10,366
Martin Cnty Hlth Fac Auth, Hosp Rev Bonds (Cleveland Clinic Hlth Sys Oblig Group), Ser 2019A,
4.000%, 1-1-46	21,500	23,126
Miami-Dade Cnty, FL, Aviation Rev Bonds, Ser 2019A,
4.000%, 10-1-44	1,500	1,594
Mid-Bay Bridge Auth, 1st Sr Lien Rev Bonds, Ser 2015A,
5.000%, 10-1-40	2,000	2,136
Osceola Cnty, Expressway Sys Rev Bonds (Poinciana Prkwy Proj), Ser 2014A,
5.375%, 10-1-47	2,000	2,373

		60,079

MUNICIPAL BONDS (Continued)	Principal	Value
Georgia – 1.6%
Cobb Cnty, GA, Dev Auth Sr Living Rfdg Rev Bonds (Provident Vlg Creekside Proj), Ser 2016A:
6.000%, 7-1-36	$750	$637
6.000%, 7-1-51	4,000	3,127
Hosp Auth of Hall Cnty and the City of Gainesville, Rev Anticipation Certs (NE GA Hlth Sys, Inc. Proj), Ser 2020A,
3.000%, 2-15-47	3,775	3,614
Main Street Natural Gas, Inc., Gas Supply Rev Bonds, Ser 2019A,
4.000%, 5-15-39	5,500	5,539
Savannah Econ Dev Auth, Rfdg Rev Bonds (The Marshes of Skidaway Island Proj), Ser 2013,
7.250%, 1-1-49	4,000	4,205

		17,122

Guam – 0.5%
Cert of Part (JFK High Sch Proj), Dept of Edu, GU, Ser 2010A:
6.625%, 12-1-30	1,400	1,425
6.875%, 12-1-40	3,500	3,571

		4,996

Hawaii – 0.2%
Kaua’I Cmnty Fac Dist No. 2008-1 (Kukul’ula Dev Proj), Spl Tax Rev Bonds, Ser 2012,
5.750%, 5-15-42	2,000	2,079

Idaho – 0.2%
ID Hsng and Fin Assoc (Compass Pub Charter Sch, Inc. Proj), Ser 2010A:
6.250%, 7-1-40	1,000	1,003
6.250%, 7-1-45	550	551

		1,554

Illinois – 7.7%
Chicago Midway Arpt, Second Lien Rev Rfdg Bonds, Ser 2013B,
5.000%, 1-1-35	3,000	3,248
Chicago Multi-Fam Hsng, Rev Bonds (Goldblatts Supportive Living Proj), Ser 2013,
6.125%, 12-1-43	8,810	6,556
Chicago O’Hare Intl Arpt, Gen Arpt Sr Lien Rev Bonds, Ser 2018B (Insured by AGM),
4.000%, 1-1-44	5,000	5,314
Chicago O’Hare Intl Arpt, Gen Arpt Third Lien Rev Bonds, Ser 2011A:
5.750%, 1-1-39	1,000	1,034
Chicago O’Hare Intl Arpt, Sr Spl Fac Rev Bonds (Trips Oblig Group), Ser 2018,
5.000%, 7-1-48	1,000	1,071
City of Chicago, Gen Arpt Sr Lien Rev and Rev Rfdg Bonds (Chicago O’Hare Intl Arpt), Ser 2018A (Insured by AGM),
4.375%, 1-1-53	5,000	5,308

124	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	IVY MUNICIPAL HIGH INCOME FUND (in thousands)

MARCH 31, 2020

MUNICIPAL BONDS (Continued)	Principal	Value
Illinois (Continued)
Cook Cnty, IL, Recovery Zone Fac Rev Bonds (Navistar Intl Corp. Proj), Ser 2010,
6.750%, 10-15-40	$6,500	$6,622
IL Fin Auth, Multi-Family Hsng Rev Bonds (St. Anthony of Lansing Proj), Ser 2012,
6.500%, 12-1-32	4,535	4,383
IL Fin Auth, Rev Bonds (Lutheran Home and Svs Oblig Group), Ser 2012,
5.625%, 5-15-42	5,300	5,929
IL Fin Auth, Rev Bonds (Navistar Intl Corp. Proj), Ser 2010,
6.750%, 10-15-40	6,500	6,622
IL Fin Auth, Rev Bonds (NW Mem Hlthcare), Ser 2017A,
4.000%, 7-15-47	5,000	5,347
IL GO Bonds, Ser 2016,
4.000%, 6-1-32	6,410	6,153
SW IL Dev Auth, Local Govt Prog Rev Bonds (City of Belleville-Carlyle/Green Mount Redev Proj – Tax Increment and Sales Tax), Ser 2011A,
7.000%, 7-1-41	6,000	6,002
SW IL Dev Auth, Local Govt Prog Rev Rfdg Bonds (Granite City Proj), Ser 2012,
5.250%, 3-1-23	1,835	1,832
SW IL Dev Auth, Sr Care Fac Rev Bonds (Eden Ret Ctr, Inc. Proj), Ser 2006,
5.850%, 12-1-36	2,675	2,197
Upper IL River Vly Dev Auth, Multi-Fam Hsng Rev Bonds (Deer Park of Huntley Proj), Ser 2012,
6.500%, 12-1-32	4,710	4,257
Vlg of East Dundee, Kane and Cook Cnty, IL, Ltd. Oblig Tax Incr Rev Bonds (Route 25 South Redev Proj), Ser 2012,
5.625%, 12-1-31	1,505	1,398
Vlg of Riverdale, Cook Cnty, IL, Unlimited Tax GO Bonds, Ser 2011,
8.000%, 10-1-36	7,700	8,117

		81,390

Indiana – 2.1%
City of Carmel, IN, Rev Bonds, Ser 2012A:
7.000%, 11-15-27 (C)	1,575	16
7.000%, 11-15-32 (C)	2,000	20
7.125%, 11-15-42 (C)	7,500	75
7.125%, 11-15-47 (C)	5,750	57
IN Fin Auth, Midwestn Disaster Relief Rev Bonds (OH Vly Elec Corp. Proj), Ser 2012A,
5.000%, 6-1-39	5,000	5,111
IN Muni Power Agy, Power Supply Sys Rev Bonds, Ser 2019A,
4.000%, 1-1-39	5,000	5,637

MUNICIPAL BONDS (Continued)	Principal	Value
Indiana (Continued)
Lake Station 2008 Bldg Corp., Lake Station, IN, First Mtg Bonds, Ser 2010,
6.000%, 7-15-27	$4,915	$4,983
Terre Haute, IN, Rev Bonds (Westminister Vlg Proj), Ser 2012,
6.000%, 8-1-39	4,000	4,080
Whiting, IN, Redev Dist Tax Incr Rev Bonds, Ser 2016,
4.000%, 1-15-32	2,600	2,321

		22,300

Iowa – 0.2%
IA Fin Auth, Rev and Rfdg Bonds (Childserve Proj), Ser 2015B,
5.000%, 6-1-36	2,425	2,445

Kansas – 1.3%
Lawrence, KS (The Bowersock Mills & Power Co. Hydroelec Proj), Indl Rev Bonds (Recovery Zone Fac Bonds), Ser 2010A,
7.625%, 8-1-37	7,500	7,860
Lenexa, KS, Hlth Care Fac Rev Bonds (Lakeview Village, Inc.), Ser 2018A:
4.000%, 5-15-34	1,000	915
5.000%, 5-15-39	1,500	1,536
Unif Govt of Wyandotte Cnty, Kansas City, KS, Spl Oblig Rfdg and Impvt Rev Bonds (Wyandotte Plaza Redev Proj), Ser 2016,
5.000%, 12-1-34	3,000	2,844

		13,155

Kentucky – 1.7%
Kenton Cnty Arpt Board, Cincinnati/Northn KY Intl Arpt Rev Bonds, Ser 2019:
5.000%, 1-1-44	2,250	2,683
5.000%, 1-1-49	2,250	2,661
KY Muni Power Agy, Power Sys Rev Rfdg Bonds (Prarie State Proj), Ser 2019A,
4.000%, 9-1-45	1,500	1,574
KY Pub Trans Infra Auth, First Tier Toll Rev Bonds, Ser 2013A,
5.750%, 7-1-49	4,000	4,157
Murray, KY, Hosp Fac Rev Bonds (Murray-Calloway Cnty Pub Hosp Corp. Proj), Ser 2010,
6.375%, 8-1-40	2,000	2,034
Pub Enrg Auth of KY, Gas Supply Rev Bonds, Ser 2018B,
4.000%, 1-1-49	5,000	5,009

		18,118

Louisiana – %
LA Pub Fac Auth, Solid Waste Disp Fac Rev Bonds (LA Pellets, Inc. Proj – Phase IIA), Ser 2014A,
8.375%, 7-1-39 (C)	13,547	—	*

MUNICIPAL BONDS (Continued)	Principal	Value
Louisiana (Continued)
LA Pub Fac Auth, Solid Waste Disp Fac Rev Bonds (LA Pellets, Inc. Proj), Ser 2013B,
10.500%, 7-1-39 (C)	$12,202	$—	*
LA Pub Fac Auth, Solid Waste Disp Fac Rev Bonds (LA Pellets, Inc. Proj), Ser 2015,
7.750%, 7-1-39 (C)	1,977	—	*

		—	*

Maine – 0.1%
ME Fin Auth, Solid Waste Disp Rev Bonds (Casella Waste Sys, Inc. Proj), Ser 2015R-2,
4.375%, 8-1-35	1,000	1,027

Massachusetts – 0.5%
Cmnwlth of MA, GO Bonds, Consolidated Loan of 2020, Ser C,
2.750%, 3-1-50	5,000	4,840

Michigan – 3.7%
Detroit, MI, GO Bonds, Ser 2004-A (1) (Insured by AMBAC),
5.250%, 4-1-23	220	219
Econ Dev Corp. of Oakland Cnty, Ltd. Oblig Rev Rfdg Bonds (The Roman Catholic Archdiocese of Detroit), Ser 2011,
6.500%, 12-1-20	1,105	1,107
MI Fin Auth, Hosp Rev and Rfdg Bonds (Trinity Hlth Credit Group), Ser 2019MI-A,
3.000%, 12-1-49	12,000	11,963
MI Fin Auth, Hosp Rev Bonds (Henry Ford Hlth Sys), Ser 2019A,
4.000%, 11-15-50	2,000	2,069
MI Fin Auth, Pub Sch Academy Ltd. Oblig Rev Bonds (Hanley Intl Academy, Inc. Proj), Ser 2010A,
6.125%, 9-1-40	4,535	4,364
MI Fin Auth, Pub Sch Academy Ltd. Oblig Rev Bonds (Old Redford Academy Proj), Ser 2010A:
5.900%, 12-1-30	2,000	1,932
6.500%, 12-1-40	3,000	2,943
MI Pub Edu Fac Auth, Ltd. Oblig Rev Bonds (Old Redford Academy Proj), Ser 2005A,
5.875%, 12-1-30	1,720	1,659
MI Tob Stlmt Fin Auth, Tob Stlmt Asset-Bkd Bonds, Ser 2008A,
6.875%, 6-1-42	7,600	7,600
MI Tob Stlmt Fin Auth, Tob Stlmt Asset-Bkd Bonds, Sr Current Int Bonds, Ser 2007A,
5.125%, 6-1-22	2,915	2,917
The Econ Dev Corp. of Dearborn, MI, Ltd. Oblig Rev and Rfdg Rev Bonds (Henry Ford Vlg, Inc. Proj), Ser 2008,
7.000%, 11-15-38	2,400	2,062

		38,835

2020	ANNUAL REPORT	125

SCHEDULE OF INVESTMENTS	IVY MUNICIPAL HIGH INCOME FUND (in thousands)

MARCH 31, 2020

MUNICIPAL BONDS (Continued)	Principal	Value
Missouri – 1.9%
Branson, MO, Indl Dev Auth, Tax Incr Rfdg Rev Bonds (Branson Shoppes Redev Proj), Ser 2017A,
3.900%, 11-1-29	$845	$800
Broadway-Fairview Trans Dev Dist (Columbia, MO), Trans Sales Tax Rev Bonds, Ser 2006A:
5.875%, 12-1-31	675	439
6.125%, 12-1-36	875	569
Grindstone Plaza Trans Dev Dist (Columbia, MO), Trans Sales Tax Rev Bonds, Ser 2006A:
5.250%, 10-1-21	175	171
5.400%, 10-1-26	1,145	1,060
5.500%, 10-1-31	1,925	1,671
5.550%, 10-1-36	1,725	1,417
Hlth and Edu Fac Auth, Hlth Fac Rev Bonds (Mosaic Hlth Sys), Ser 2019A,
4.000%, 2-15-54	1,695	1,781
Kirkwood, MO, Indl Dev Auth, Ret Cmnty Rev Bonds (Aberdeen Heights), Ser 2017A,
5.250%, 5-15-50	4,000	4,071
Lakeside 370 Levee Dist (St. Charles Cnty, MO), Levee Dist Impvt Bonds, Ser 2008,
0.000%, 4-1-55 (B)	3,410	597
MO Dev Fin Board, Infra Fac Rev Bonds (Branson Landing Proj), Ser 2005A,
6.000%, 6-1-20	220	222
St. Louis Muni Fin Corp., Compound Int Leasehold Rev Bonds (Convention Ctr Cap Impvt Proj), Ser 2010A (Insured by AGM):
0.000%, 7-15-36 (B)	2,250	1,453
0.000%, 7-15-37 (B)	4,000	2,484
Stone Canyon Cmnty Impvt Dist, Independence, MO, Rev Bonds (Pub Infra Impvt Proj), Ser 2007,
5.750%, 4-1-27 (C)	1,250	325
Tax Incr Fin Comsn of Kansas City, MO, Tax Incr Rev Bonds (Brywood Ctr Proj), Ser 2010A,
8.000%, 4-1-33 (C)	3,950	1,580
The Indl Dev Auth of Grandview, MO, Tax Incr Rev Bonds (Grandview Crossing Proj 1), Ser 2006,
5.750%, 12-1-28 (C)	1,000	180
The Indl Dev Auth of Lee’s Summit, MO, Infra Fac Rev Bonds (Kensington Farms Impvt Proj), Ser 2007,
5.750%, 3-1-29 (C)	2,185	1,398

		20,218

Montana – 0.1%
MT Fac Fin Auth, Rev Rfdg Bonds (SCL Hlth Sys), Ser 2019A,
4.000%, 1-1-38	1,000	1,101

MUNICIPAL BONDS (Continued)	Principal	Value
Nebraska – 1.0%
Cent Plains Enrg Proj, Gas Proj Rev Bonds (Proj No. 3), Ser 2012:
5.250%, 9-1-37	$8,000	$8,623
5.000%, 9-1-42	2,000	2,144

		10,767

Nevada – 0.9%
Director of the State of NV, Dept of Business and Industry Charter Sch Lease Rev Bonds (Somerset Academy), Ser 2015A,
5.125%, 12-15-45	2,515	2,620
NV Dept of Business and Industry, Charter Sch Lease Rev Bonds (Somerset Academy), Ser 2018A,
5.000%, 12-15-48	500	517
Reno, NV, Cap Impvt Rev Rfdg Bonds, Ser 2019A-1:
3.750%, 6-1-39	3,165	3,398
4.000%, 6-1-46	2,000	2,182
Reno, NV, First Lien Sales Tax Rev Rfdg Bonds (Retrac-Reno Trans Rail Access Corridor Proj), Ser 2018A (Insured by AGM),
5.000%, 6-1-48	1,000	1,179

		9,896

New Hampshire – 0.2%
NH Hlth and Edu Fac Auth, Rev Bonds, Rivermead Issue, Ser 2011A,
6.875%, 7-1-41	2,300	2,348

New Jersey – 2.0%
NJ Econ Dev Auth, Cigarette Tax Rev Rfdg Bonds, Ser 2012:
5.000%, 6-15-26	1,000	1,056
5.000%, 6-15-28	1,000	1,054
5.000%, 6-15-29	500	526
NJ Econ Dev Auth, Spl Fac Rev Bonds (Continental Airlines, Inc. Proj), Ser 1999,
5.125%, 9-15-23	2,000	2,000
NJ Hlth Care Fac Fin Auth, Rev and Rfdg Bonds (Univ Hosp Issue), Ser 2015A,
5.000%, 7-1-46	2,355	2,482
NJ Tpk Auth, Tpk Rev Bonds, Ser 2019A,
4.000%, 1-1-48	2,500	2,758
NJ Trans Trust Fund Auth, Trans Prog Bonds, Ser 2019AA,
4.500%, 6-15-49	5,000	5,044
Tob Stlmt Fin Corp., Tob Stlmt Bonds, Ser 2018B,
5.000%, 6-1-46	6,000	5,784

		20,704

MUNICIPAL BONDS (Continued)	Principal	Value
New Mexico – 0.5%
NM Hosp Equip Loan Council, Hosp Impvt and Rfdg Rev Bonds (Gerald Champion Rgnl Med Ctr Proj), Ser 2012A,
5.500%, 7-1-42	$4,750	$5,046

New York – 4.6%
Dormitory Auth, Sch Dist Rev Bond Fin Prog, Ser 2010A (Insured by AGM):
5.000%, 10-1-22	1,000	1,019
Metro Trans Auth, Trans Rev Green Bonds, Ser 2019B,
4.000%, 11-15-50	5,000	5,069
MTA Hudson Rail Yards Trust Oblig, Ser 2016A,
5.000%, 11-15-56	5,000	5,337
Nassau Cnty Indl Dev Agy, Continuing Care Ret Cmnty Rev Bonds (Amsterdam at Harborside Proj), Ser 2014A4,
6.700%, 1-1-49	8,750	7,284
Nassau Cnty Indl Dev Agy, Continuing Care Ret Cmnty Rev Bonds (Amsterdam at Harborside Proj), Ser 2014A5,
6.700%, 1-1-49	2,843	2,366
Nassau Cnty Indl Dev Agy, Continuing Care Ret Cmnty Rev Bonds (Amsterdam at Harborside Proj), Ser 2014B,
5.500%, 7-1-20	617	615
Nassau Cnty Indl Dev Agy, Continuing Care Ret Cmnty Rev Bonds (Amsterdam at Harborside Proj), Ser 2014C,
2.000%, 1-1-49	11,097	1,665
Nassau Cnty Tob Stlmnt Corp., Tob Stlmnt Asset-Bkd Bonds, Ser 2006A-3 Sr Current Int Bonds,
5.125%, 6-1-46	10,000	10,001
NY Cntys Tob Trust VI, Tob Stlmt Pass-Through Bonds, Ser 2016A,
5.000%, 6-1-51	1,000	954
NY Trans Dev Corp., Spl Fac Rev Bonds (Delta Air Lines, Inc. –LaGuardia Arpt Terminals C&D Redev Proj), Ser 2018,
4.000%, 1-1-36	1,000	950
NYC Muni Water Fin Auth, Water and Sewer Sys Second Gen Resolution Rev Bonds, Fiscal 2020 Ser DD-1,
3.000%, 6-15-50	5,500	5,590
The Orange Co. Funding Corp. (NY), Assisted Living Residence Rev Bonds (The Hamlet at Wallkill Assisted Living Proj), Ser 2012,
6.500%, 1-1-46	4,900	4,809
Westchester Tob Asset Securitization Corp., Tob Stlmt Bonds, Ser 2016B,
5.000%, 6-1-41	2,500	2,578

		48,237

126	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	IVY MUNICIPAL HIGH INCOME FUND (in thousands)

MARCH 31, 2020

MUNICIPAL BONDS (Continued)	Principal	Value
North Carolina – 1.2%
NC Med Care Comsn, Hlth Care Fac Rev Bonds (Novant Hlth Oblig Group), Ser 2019A,
3.125%, 11-1-49	$8,500	$8,550
NC Tpk Auth, Monroe Expressway Toll Rev Bonds, Ser 2016C,
0.000%, 7-1-41 (B)	4,160	1,532
NC Tpk Auth, Triangle Expressway Sys Sr Lien Rev Bonds, Ser 2019:
3.000%, 1-1-42	2,000	1,914
4.000%, 1-1-55	1,000	1,027

		13,023

Ohio – 2.3%
Buckeye Tob Stlmt Fin Auth, Tob Stlmt Asset-Bkd Rfdg Bonds, Ser 2020A-2,
3.000%, 6-1-48	3,000	2,809
Buckeye Tob Stlmt Fin Auth, Tob Stlmt Asset-Bkd Rfdg Bonds, Ser 2020B-2,
5.000%, 6-1-55	10,000	8,888
Cleveland-Cuyahoga Cnty Port Auth, Dev Rev Bonds (Flats East Dev Proj), Ser 2010B,
7.000%, 5-15-40	2,385	2,417
Cnty of Muskingum, OH, Hosp Fac Rev Bonds (Genesis Hlth Care Sys Oblig Group Proj), Ser 2013,
5.000%, 2-15-48	5,000	5,327
OH Hosp Rev Bonds (Univ Hosp Hlth Sys, Inc.), Ser 2020A,
3.000%, 1-15-45	4,250	4,015
Summit Cnty Port Auth, OH (Cleveland – Flats East Dev Proj), Ser 2010B,
6.875%, 5-15-40	1,145	1,172

		24,628

Oklahoma –0.3%
OK Dev Fin Auth, Hlth Sys Rev Bonds (OU Medicine Proj), Ser 2018B,
5.500%, 8-15-57	3,000	3,373

Oregon – 1.5%
Hosp Fac Auth of Salem, OR, Rev Rfdg Bonds (Cap Manor, Inc.), Ser 2012,
6.000%, 5-15-42	1,900	2,026
OR Fac Auth, Rev Bonds (Concordia Univ Proj), Ser 2010A:
6.125%, 9-1-30	885	903
6.375%, 9-1-40	1,750	1,787
Port of Portland, OR, Portland Intl Arpt Passenger Fac Charge Rev Bonds, Ser 2011A,
5.500%, 7-1-30	5,000	5,233
Port of Portland, OR, Portland Intl Arpt Rev Bonds, Ser Twenty-Five B,
5.000%, 7-1-49	3,000	3,477

MUNICIPAL BONDS (Continued)	Principal	Value
Oregon (Continued)
Salem, OR, Hosp Fac Auth, Rev Bonds (Capital Manor Proj), Ser 2018,
5.000%, 5-15-53	$1,895	$1,938

		15,364

Pennsylvania – 6.3%
Cumberland Cnty Muni Auth, Rfdg Rev Bonds (Asbury PA Oblig Group), Ser 2012,
5.250%, 1-1-41	3,000	2,748
Delaware Cnty Indl Dev Auth, Charter Sch Rev Bonds (Chester Cmnty Charter Sch Proj), Ser 2010A,
6.125%, 8-15-40	14,290	13,074
Delaware Cnty Indl Dev Auth, PA, Rfdg Rev Bonds (Covanta Proj), Ser 2015A,
5.000%, 7-1-43	5,000	5,023
PA Higher Edu Fac Auth, Rev Bonds (Edinboro Univ Fndtn Student Hsng Proj at Edinboro Univ of PA), Ser 2010,
6.000%, 7-1-43	2,530	2,560
PA Higher Edu Fac Auth, Student Hsng Rev Bonds (Univ Ppty, Inc. Student Hsng Proj at East Stroudsburg Univ of PA), Ser 2010,
6.000%, 7-1-21	1,000	1,010
PA Tpk Comsn, Tpk Sub Rev Bonds, Ser 2009E,
6.375%, 12-1-38	16,000	20,944
Philadelphia Auth Indl Dev, Rev Bonds (Mariana Bracetti Academy Charter Sch Proj), Ser 2011:
7.150%, 12-15-36	6,000	6,222
7.625%, 12-15-41	6,925	7,226
Philadelphia Auth Indl Dev, Rev Bonds (New Foundations Charter Sch Proj), Ser 2012,
6.625%, 12-15-41	3,500	3,993
Philadelphia, PA, Gas Works Rev Bonds (1998 Gen Ordinace), Ninth Ser,
5.250%, 8-1-40	755	765
Wilkes-Barre Area Sch Dist, Luzerne Cnty, PA, GO Bonds, Ser 2019,
4.000%, 4-15-54	2,500	2,752

		66,317

Rhode Island – 0.5%
Tob Stlmt Fin Corp., Tob Stlmt Asset-Bkd Bonds, Ser 2015B,
5.000%, 6-1-50	5,000	5,140

South Carolina – 0.2%
Piedmont Muni Pwr Agy, SC, Elec Rev Rfdg Bonds, Ser 2008C,
5.750%, 1-1-34	1,550	1,626

MUNICIPAL BONDS (Continued)	Principal	Value
Tennessee – 0.5%
Metro Nashville Arpt Auth, Arpt Impvt Rev Bonds, Ser 2015A,
5.000%, 7-1-40	$3,000	$3,397
Metro Nashville Arpt Auth, Sub Arpt Rev Bonds, Ser 2019A,
4.000%, 7-1-54	1,875	2,073

		5,470

Texas – 16.4%
Arlington Higher Edu Fin Corp., Edu Rev Bonds (Kipp Texas, Inc.), Ser 2019,
3.000%, 8-15-49	4,000	4,149
Arlington Independent Sch Dist, Unlimited Tax Sch Bldg and Rfdg Bonds (Tarrant Cnty, TX), Ser 2020,
4.000%, 2-15-45	2,000	2,329
Arlington, TX, Higher Edu Fin Corp., Rev Bonds (Newman Intl Academy), Ser 2016A,
5.375%, 8-15-36	4,585	4,437
Austin, TX, Arpt Sys Rev Rfdg Bonds, Ser 2019:
5.000%, 11-15-24	1,650	1,868
5.000%, 11-15-25	1,500	1,732
Bexar Cnty Hlth Fac Dev Corp., Rev Bonds (Army Ret Residence Fndtn Proj), Ser 2010,
6.200%, 7-1-45	1,750	1,769
Bexar Cnty Hlth Fac Dev Corp., Rev Rfdg Bonds (Army Ret Residence Fndtn Proj), Ser 2016,
5.000%, 7-15-41	5,395	5,550
Cap Area Cultural Edu Fac Fin Corp., Rev Bonds (The Roman Catholic Diocese of Austin), Ser 2005B,
6.125%, 4-1-45	3,150	3,172
Cent TX Rgnl Mobility Auth, Sr Lien Rev Bonds, Ser 2010:
0.000%, 1-1-36 (B)	2,500	1,355
0.000%, 1-1-40 (B)	2,000	899
Cent TX Rgnl Mobility Auth, Sr Lien Rev Bonds, Ser 2015A,
5.000%, 1-1-45	4,000	4,289
Cent TX Rgnl Mobility Auth, Sr Lien Rev Rfdg Bonds, Ser 2016,
5.000%, 1-1-46	2,000	2,149
Cent TX Rgnl Mobility Auth, Sub Lien Rev Rfdg Bonds, Ser 2013:
5.000%, 1-1-33	6,000	6,313
5.000%, 1-1-42	3,000	3,132
Dallas/Fort Worth Intl Arpt, Joint Rev Impvt Bonds, Ser 2013A,
5.000%, 11-1-45	3,500	3,569
Dallas/Fort Worth Intl Arpt, Joint Rev Impvt Bonds, Ser 2013B,
5.000%, 11-1-44	5,000	5,300
Grand Prkwy Trans Corp., First Tier Toll Rev Rfdg Bonds, Ser 2020C,
3.000%, 10-1-50	1,000	1,001

2020	ANNUAL REPORT	127

SCHEDULE OF INVESTMENTS	IVY MUNICIPAL HIGH INCOME FUND (in thousands)

MARCH 31, 2020

MUNICIPAL BONDS (Continued)	Principal	Value
Texas (Continued)
Hopkins Cnty Hosp Dist, Hosp Rev Bonds, Ser 2008:
6.000%, 2-15-33	$2,000	$2,006
6.000%, 2-15-38	1,850	1,855
Houston Higher Edu Fin Corp., Edu Rev Bonds (Cosmos Fndtn, Inc.), Ser 2011A,
6.875%, 5-15-41	3,800	4,041
Houston, TX, Arpt Sys, Sub Lien Rev Rfdg Bonds, Ser 2011B:
5.000%, 7-1-25	1,000	1,041
5.000%, 7-1-26	2,680	2,790
Houston, TX, Combined Util Sys, First Lien Rev Rfdg Bonds, Ser 2019B,
4.000%, 11-15-44	3,000	3,428
Montgomery, TX, Cnty Toll Road Auth, Sr Lien Toll Road Rev Bonds, Ser 2018,
5.000%, 9-15-48	1,000	1,048
New Hope Cultural Edu Fac Fin Corp., Edu Rev Bonds (Jubilee Academic Ctr), Ser 2016A,
5.000%, 8-15-46	8,000	7,072
North TX Twy Auth, Spl Proj Sys Rev Bonds Convertible Cap Apprec Bonds, Ser 2011C,
0.000%, 9-1-43 (B)	5,000	6,454
North TX Twy Auth, Sys First Tier Rev Rfdg Bonds, Ser 2016A,
5.000%, 1-1-39	2,000	2,279
San Antonio, TX, Water Sys Jr Lien Rev and Rfdg Bonds, Ser 2019C:
4.000%, 5-15-33	1,550	1,808
4.000%, 5-15-34	1,500	1,725
San Antonio, TX, Water Sys Jr Lien Rev and Rfdg Bonds, Ser 2020A:
4.000%, 5-15-38	6,720	7,657
4.000%, 5-15-40	6,000	6,811
Sanger, TX, Indl Dev Corp., Indl Dev Rev Bonds (TX Pellets Proj), Ser 2012B,
8.000%, 7-1-38 (C)	17,870	4,467
Tarrant Cnty Cultural Edu Fac Fin Corp., Ret Fac Rev Bonds (Air Force Vig Oblig Group Proj), Ser 2016,
5.000%, 5-15-45	6,650	6,650
Tarrant Cnty Cultural Edu Fac Fin Corp., Ret Fac Rev Bonds (Buckner Sr Living – Ventana Proj), Ser 2017A:
6.750%, 11-15-47	1,000	1,055
6.750%, 11-15-52	2,500	2,631
Tarrant Cnty Cultural Edu Fac Fin Corp., Ret Fac Rev Bonds (Mirador Proj), Ser 2010A:
4.625%, 11-15-41 (C)	1,939	19
4.875%, 11-15-48 (C)	4,459	45
5.000%, 11-15-55 (C)	5,429	54
TX Muni Gas Acquisition and Supply Corp. III, Gas Supply Rev Bonds, Ser 2012,
5.000%, 12-15-32	4,000	4,133

MUNICIPAL BONDS (Continued)	Principal	Value
Texas (Continued)
TX Private Activity Bond Surface Trans Corp., Sr Lien Rev Bonds (LBJ Infra Group LLC IH-635 Managed Lanes Proj), Ser 2010:
7.500%, 6-30-32	$3,500	$3,532
7.500%, 6-30-33	2,700	2,725
7.000%, 6-30-40	10,000	10,074
TX Private Activity Bond Surface Trans Corp., Sr Lien Rev Bonds (NTE Mobility Partn Segments 3 LLC Segment 3C Proj), Ser 2019,
5.000%, 6-30-58	5,000	5,363
TX Private Activity Bond Surface Trans Corp., Sr Lien Rev Rfdg Bonds (NTE Mobility Partn LLC North Tarrant Express Managed Lanes Proj), Ser 2019A:
4.000%, 12-31-38	2,000	2,034
4.000%, 12-31-39	2,000	2,027
TX Trans Comsn (Cent TX Tpk Sys), First Tier Rev Rfdg Bonds, Ser 2012-A,
5.000%, 8-15-41	16,445	17,929
TX Trans Comsn (Cent TX Tpk Sys), First Tier Rev Rfdg Bonds, Ser 2020-A,
3.000%, 8-15-40	1,000	1,014
TX Trans Comsn, State Hwy 249 Sys First Tier Toll Rev Bonds, Ser 2019A,
5.000%, 8-1-57	1,000	1,061
Wise Cnty, TX, Lease Rev Bonds (Parker Cnty Jr College Dist Proj), Ser 2011,
8.000%, 8-15-34	5,000	5,207

		173,048

Utah – 0.5%
UT State Charter Sch Fin Auth, Charter Sch Rev Bonds (North Davis Preparatory Academy), Ser 2010,
6.250%, 7-15-30	1,015	1,023
UT State Charter Sch Fin Auth, Charter Sch Rev Bonds (North Star Academy Proj), Ser 2010B,
7.000%, 7-15-45	2,100	2,118
UT State Charter Sch Fin Auth, Charter Sch Rev Bonds (Paradigm High Sch), Ser 2010,
6.375%, 7-15-40	2,160	2,167

		5,308

Vermont – 0.1%
Vermont Econ Dev Auth, Solid Waste Disp Rev Bonds (Casella Waste Sys, Inc. Proj), Ser 2013,
4.625%, 4-1-36	1,000	1,027

MUNICIPAL BONDS (Continued)	Principal	Value
Virginia – 4.4%
Econ Dev Auth of James City Cnty, VA, Residential Care Fac Rev Bonds (VA Utd Methodist Homes of Williamsburg, Inc.), Ser 2013A,
2.000%, 10-1-48	$2,248	$197
Marquis Cmnty Dev Auth (VA), Rev Bonds, Ser 2007B,
5.625%, 9-1-41	2,779	1,563
Marquis Cmnty Dev Auth (VA), Rev Bonds, Ser 2007C,
0.000%, 9-1-41 (B)	821	38
Marquis Cmnty Dev Auth (York Country, VA), Convertible Cap Apprec Rev Bonds, Ser 2015,
0.000%, 9-1-45 (B)	859	487
Mosaic Dist Cmnty Dev Auth, Fairfax Cnty, VA, Rev Bonds, Ser 2011A,
6.875%, 3-1-36	4,300	4,403
The Rector and Visitors of the Univ of VA, Gen Rev Pledge Rfdg Bonds, Ser 2015A-2,
3.570%, 4-1-45	10,000	10,541
VA Small Business Fin Auth, Sr Lien Rev Bonds (95 Express Lanes LLC Proj), Ser 2012,
5.000%, 7-1-34	4,590	4,628
VA Small Business Fin Auth, Sr Lien Rev Bonds (Elizabeth River Crossing Opco LLC Proj), Ser 2012:
6.000%, 1-1-37	8,265	8,521
5.500%, 1-1-42	11,000	11,173
VA Small Business Fin Auth, Tax-Exempt Sr Lien Private Activity Rev Bonds (Transform 66 P3 Proj), Ser 2017,
5.000%, 12-31-56	4,000	4,365

		45,916

Washington – 0.6%
Port of Sunnyside, Yakima Cnty, WA, Rev Bonds (Indl Wastewater Treatment Sys), Ser 2008,
6.625%, 12-1-21	1,335	1,338
WA State Hsng Fin Comsn (Rockwood Ret Cmnty Proj), Nonprofit Hsng Rev and Rfdg Rev Bonds, Ser 2014A,
7.500%, 1-1-49	5,000	5,356

		6,694

West Virginia – 0.5%
Brooke Cnty, WV, Rev Bonds (Bethany College), Ser 2011A,
6.750%, 10-1-37	5,000	4,890

Wisconsin – 2.1%
Pub Fin Auth, Higher Edu Fac Rev Bonds (Wittenberg Univ Proj), Ser 2016,
5.250%, 12-1-39	5,000	5,080

128	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	IVY MUNICIPAL HIGH INCOME FUND (in thousands)

MARCH 31, 2020

MUNICIPAL BONDS (Continued)	Principal	Value
Wisconsin (Continued)
Pub Fin Auth, Sr Arpt Fac Rev and Rfdg Bonds (TrIps Obligated Group), Ser 2012B,
5.000%, 7-1-42	$8,500	$8,600
WI Pub Fin Auth, Edu Rev Bonds (Cornerstone Charter Academy Proj), Ser 2016A,
5.125%, 2-1-46	3,000	2,866
WI Pub Fin Auth, Edu Rev Bonds (Triad Edu Svc), Ser 2015A,
5.500%, 6-15-45	6,000	5,532

		22,078

TOTAL MUNICIPAL BONDS – 96.4%		$1,016,108
(Cost: $1,070,468)

SHORT-TERM SECURITIES	Shares	Value
Money Market Funds (D) – 2.2%
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.310%	23,653	$23,653

TOTAL SHORT-TERM SECURITIES – 2.2%		$23,653
(Cost: $23,653)

TOTAL INVESTMENT SECURITIES –98.6%		$1,039,761
(Cost: $1,094,121)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 1.4%		14,578

NET ASSETS – 100.0%		$1,054,339

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2020. Description of the reference rate and spread, if applicable, are included in the security description.

(B)	Zero coupon bond.

(C)	Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

(D)	Rate shown is the annualized 7-day yield at March 31, 2020.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$—	$1,016,108	$—
Short-Term Securities	23,653	—	—
Total	$23,653	$1,016,108	$—

The following acronyms are used throughout this schedule:

AMBAC = American Municipal Bond Assurance Corp.

AGM = Assured Guaranty Municipal

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	129

MANAGEMENT DISCUSSION	IVY PZENA INTERNATIONAL VALUE FUND

(UNAUDITED)

John P. Goetz Caroline Cai
Allison J. Fisch

Ivy Pzena International Value Fund is sub-advised by Pzena Investment Management, LLC.

Below, John P. Goetz, Caroline Cai, CFA, and Allison J. Fisch, portfolio managers of the Ivy Pzena International Value Fund, discuss positioning, performance and results for the fiscal year ended March 31, 2020. Mr. Goetz, Ms. Cai and Ms. Fisch have managed the Fund since July 2018 and have 40, 21 and 20 years of industry experience, respectively.

Fiscal Year Performance

For the 12 Months Ended March 31, 2020
Ivy Pzena International Value Fund (Class A shares at net asset value)	-24.08%
Ivy Pzena International Value Fund (Class A shares with sales charges)	-28.44%

Benchmark and Morningstar Category
MSCI EAFE Index	-14.38%
(generally reflects the performance of securities in Europe, Australasia and the Far East)
Morningstar Foreign Large Value Category Average	-21.18%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses, while index returns do not include any such fees. The performance discussion below is at net asset value (NAV).

A year in review

Non-U.S. equity markets rose the first three quarters, before falling sharply in the March quarter leading to an overall steep fall for the fiscal year. Driving the fall was the spread of COVID-19 across the globe, which brought economic activity to a screeching halt in many parts of the world. The full fiscal year was characterized by investors gravitating towards perceived “safety” sectors, a trend that got exacerbated by the unprecedented public health crisis, which is quickly morphing into an economic crisis.

Every sector of the market except health care suffered losses for the year with energy, real estate and financials down the most. The simultaneous collapse in demand and supply discipline led to the lowest oil price of the last 20 years, pressuring the fundamentals of energy businesses. Expectations of sharp economic contraction and rising nonperforming assets drove the valuation of financials to extremely depressed levels despite the industry entering the current downturn with de-risked business models and strong capital positions.

Fund update

The Fund underperformed its benchmark index and Morningstar peer group average for the fiscal year ended March 31, 2020. Businesses viewed as economically sensitive bore the brunt of the selloff, with many stocks declining by more than 40% in March alone. Against this backdrop, the Fund underperformed the benchmark. Our positions in financials, energy and consumer discretionary were the top detractors.

Three of our largest individual detractors were energy companies, John Wood Group plc (U.K. oil service company), TechnipFMC plc (U.K. oil service company) and Inpex Corp. (Japanese exploration and production company). All three firms were making progress against their plans for improving operating performance and cash flow in a difficult environment for the industry heading into 2020. However, the oil price decline overshadowed company-specific positive developments. While oil’s near-term price will likely be weak, we expect that a new equilibrium will be found as the current low oil prices are not high enough to meet the budgetary needs of neither the oil producers nor the economic requirements that support the necessary level of reserve replenishment. So over time we expect oil prices to eventually recover. However, the period until oil prices recover will undoubtedly be extremely painful for companies in the energy industry. As such, we have run stress tests on our energy holdings which contemplate a prolonged collapse, with a $30 average price of Brent Crude over the next two years. John Wood Group’s diversity of operations and its asset light business model lead us to believe the company should weather the current industry downturn and stay profitable in a low oil price environment. Its balance sheet also benefited from the closing of asset sales in the most recent quarter. TechnipFMC has a large backlog that provides downside support to revenue in the short and medium term. The net cash balance sheet position also provides financial flexibility in the current environment. Inpex’s Ichthys project continues to exceed execution expectations and the company’s cash flow should remain positive even in a depressed environment. We believe energy has emerged as one of the most exciting value opportunities in the market place today and our portfolio is positioned to benefit from the eventual

130	ANNUAL REPORT	2020

upturn that will materialize. As the saying goes ‘the cure for low price is low price’. The pain of today’s depressed oil price is also what is sowing the seeds for the upturn.

Roche Holdings AG, Genusscheine (Swiss biopharmaceutical company), Enel S.p.A. (Italian utility), and Fujitsu Ltd. (Japanese IT services) were the top contributors. Roche benefited from positive investor sentiment towards health care, as well as the specific development in COVID-19 related products (Cobas SARS-COV-2 test, phase 3 trial of Actemra). Enel, S.p.A. was strong on solid execution of the business plan, enthusiasm surrounding its growing renewable project installations worldwide, and a favorable backdrop for utilities. Fujitsu moved higher as it executed on refocusing its business towards IT software and services, de-emphasizing hardware.

In the market’s sharp decline, we initiated two new positions, Panasonic Corp. (Japanese industrial conglomerate) and Suzuki Motor Corp. (Japanese automaker). Panasonic is going through a major restructuring to simplify its operations, exiting loss making businesses and refocusing the group on core segments. Suzuki is the dominant small car manufacturer in India where demand has declined significantly in the last 12 months. With a sustainable position in one of the most promising auto markets in the world and a strong balance sheet, we expect the company to benefit from the eventual recovery in the Indian auto market. We also added several other new positions earlier in the year. German chemical company BASF Aktiengesellschaft has a leading research and development platform and integrated model, and we believe its earnings should improve from a recovery in its depressed agricultural business, as well as management’s increased focus on end markets, where it has an advantaged position. German chemical company Covestro AG suffered sharply declining spreads of its commodity chemical products; we believe the market has penalized the company too harshly in light of its competitive positioning. Korean bank Shinhan Financial Group Co. Ltd. was a unique opportunity to shift our Korean banking exposure to a higher quality player, as we swapped our Hana Financial Group shares into Shinhan due to the shrinking valuation differential versus historical levels. As such, the Fund no longer holds Hana Financial Group. Japanese refining and petrochemical company JXTG Holdings, Inc. may benefit from industry repair, as the Japanese refining industry continues to consolidate. We also added Compagnie Generale des Etablissements Michelin, Class B, a leading manufacturer of tires for the premium car and off-highway markets. Michelin enjoys strong market positions and commands premium pricing due to its brand, research and development scale, and performance capabilities. We believe the stock is cheap and should be anchored by its large base of non-discretionary replacement tire sales, as well as its new CEO’s plans to tackle Michelin’s bloated cost structure by shutting down small, high-cost plants and focusing on cash flow.

Market outlook

We acknowledge the world is in uncharted waters, and the range of outcomes for our portfolio holdings is wider than normal. In times of stress in the economy, businesses that are cyclical in nature typically suffer significant share price declines, as investors chase safety, in the form of cash and cash substitutes. To the extent that they are in equity, they are in perceived safe havens such as low volatility defensive stocks or growth companies.

Valuations in the portfolio have gotten to extreme levels, and we have focused our efforts in the past several weeks to first, assessing the liquidity and ability of our holdings to withstand a severe and sustained economic event, and second, rotating the portfolio from the names that have held up relatively well to the most compelling valuation opportunities.

Researching and analyzing individual companies is what drives our investment decisions. We are investing where we see both opportunity for outsized returns and manageable risk. Likewise, we are avoiding companies where staying power is limited, and the risk of capital impairment is reasonably high. We are closely monitoring uncertainties and continue to vigorously assess any potential impact to the normal and stressed earnings estimates for our portfolio holdings.

The massive flight to safety has led to some of the widest valuation dispersions of the last 50 years, and we believe our portfolio offers some of the most attractive valuations in our history. Our largest exposures remain to cyclical sectors — financials and industrials — where valuations are comparable if not lower to levels seen during the global financial crisis. Thus far we have found no positions in the portfolio that need to be liquidated to avoid permanent capital impairment. Instead we have chosen to trim certain positions that have outperformed and are now close to fair value in relative terms. We are putting more capital to work where we feel the share prices massively understate the staying power of the franchises involved.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. The value of the Fund’s shares will change, and you could lose money on your investment.

International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are

2020	ANNUAL REPORT	131

magnified in emerging markets. The value of a security believed by the Fund’s manager to be undervalued may never reach what the manager believes to be its full value, or such security’s value may decrease. These and other risks are more fully described in the Fund’s prospectus

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Pzena International Value Fund.

132	ANNUAL REPORT	2020

PORTFOLIO HIGHLIGHTS	IVY PZENA INTERNATIONAL VALUE FUND

ALL DATA IS AS OF MARCH 31, 2020 (UNAUDITED)

Asset Allocation

Stocks	95.1%
Financials	22.1%
Industrials	14.4%
Consumer Discretionary	12.0%
Materials	8.6%
Information Technology	7.7%
Health Care	7.2%
Energy	7.1%
Consumer Staples	6.6%
Communication Services	5.3%
Utilities	4.1%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	4.9%

Country Weightings

Europe	59.4%
United Kingdom	17.5%
France	13.7%
Switzerland	8.7%
Germany	7.6%
Denmark	3.8%
Other Europe	8.1%
Pacific Basin	34.5%
Japan	21.6%
Singapore	3.5%
Other Pacific Basin	9.4%
North America	1.2%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	4.9%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Roche Holdings AG, Genusscheine	Switzerland	Health Care	Pharmaceuticals
Honda Motor Co. Ltd.	Japan	Consumer Discretionary	Automobile Manufacturers
A.P. Moller — Maersk A/S	Denmark	Industrials	Marine
Schneider Electric S.A.	France	Industrials	Electrical Components & Equipment
Hitachi Metals Ltd.	Japan	Materials	Steel
Rexel S.A.	France	Industrials	Trading Companies & Distributors
J Sainsbury plc	United Kingdom	Consumer Staples	Food Retail
Panasonic Corp.	Japan	Consumer Discretionary	Consumer Electronics
China Resources Power Holdings Co. Ltd.	China	Utilities	Independent Power Producers & Energy Traders
Wilmar International Ltd.	Singapore	Consumer Staples	Agricultural Products

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2020	ANNUAL REPORT	133

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY PZENA INTERNATIONAL VALUE FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class I	Class N	Class R	Class Y
1-year period ended 3-31-20	-28.44%	-28.54%	-24.55%	-23.71%	-23.58%	-24.13%	-23.93%
5-year period ended 3-31-20	-5.60%	-6.06%	-5.04%	-4.04%	-3.88%	-4.57%	-4.29%
10-year period ended 3-31-20	-0.18%	-0.49%	-0.18%	0.91%	—	—	0.72%
Since Inception of Class through 3-31-20(5)	—	—	—	—	-4.98%	-0.59%	—

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A Shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	7-31-14 for Class N shares and 12-19-12 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

134	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	IVY PZENA INTERNATIONAL VALUE FUND (in thousands)

MARCH 31, 2020

COMMON STOCKS	Shares	Value
Belgium

Financials – 0.6%
KBC Group N.V.	27	$1,224

Total Belgium – 0.6%		$1,224
China

Utilities – 2.3%
China Resources Power Holdings Co. Ltd.	4,212	4,620

Total China – 2.3%		$4,620
Denmark

Financials – 0.8%
Danske Bank A.S. (A)	152	1,688

Industrials – 3.0%
A.P. Moller – Maersk A/S	7	6,212

Total Denmark – 3.8%		$7,900
France

Communication Services – 1.8%
Publicis Groupe S.A.	132	3,774

Consumer Discretionary – 2.0%
Compagnie Generale des Etablissements Michelin, Class B	46	4,014

Financials – 2.2%
Amundi S.A.	67	3,874
SCOR SE	30	665

		4,539

Health Care – 1.0%
Sanofi-Aventis	24	2,116

Industrials – 6.7%
Bouygues S.A.	74	2,134
Rexel S.A.	772	5,681
Schneider Electric S.A.	70	5,874

		13,689

Total France – 13.7%		$28,132
Germany

Consumer Discretionary – 0.2%
Volkswagen Group (B)	3	435

Industrials – 1.2%
Siemens AG	28	2,384

Materials – 4.2%
BASF Aktiengesellschaft	96	4,479
Covestro AG	136	4,135

		8,614

Total Germany – 5.6%		$11,433

COMMON STOCKS (Continued)	Shares	Value
Hong Kong

Information Technology – 1.4%
Lenovo Group Ltd.	5,458	$2,891

Total Hong Kong – 1.4%		$2,891
Italy

Communication Services – 0.7%
Telecom Italia S.p.A. (A)	3,401	1,377

Financials – 0.6%
UniCredit S.p.A.	148	1,144

Utilities – 1.8%
ENEL S.p.A.	537	3,706

Total Italy – 3.1%		$6,227
Japan

Consumer Discretionary – 7.8%
Honda Motor Co. Ltd.	291	6,516
Iida Group Holdings Co. Ltd. (B)	140	1,940
Isuzu Motors Ltd.	119	790
Panasonic Corp.	620	4,692
Suzuki Motor Corp.	70	1,660
Toyota Motor Corp.	8	488

		16,086

Energy – 3.7%
Inpex Corp.	668	3,750
JXTG Holdings, Inc.	1,177	4,011

		7,761

Financials – 3.9%
Dai-ichi Mutual Life Insurance Co. (The)	131	1,550
Fukuoka Financial Group, Inc.	77	1,010
MS&AD Insurance Group Holdings, Inc.	41	1,149
Resona Holdings, Inc.	503	1,507
Sumitomo Mitsui Financial Group, Inc.	117	2,842

		8,058

Industrials – 1.2%
Mitsui & Co. Ltd.	179	2,484

Information Technology – 2.2%
Fujitsu Ltd.	49	4,413

Materials – 2.8%
Hitachi Metals Ltd.	553	5,804

Total Japan – 21.6%		$44,606
Netherlands

Communication Services – 1.0%
Koninklijke KPN N.V.	888	2,122

Energy – 0.4%
Royal Dutch Shell plc, Class A	47	815

COMMON STOCKS (Continued)	Shares	Value
Financials – 1.1%
ING Groep N.V., Certicaaten Van Aandelen	417	$2,135

Total Netherlands – 2.5%		$5,072
Singapore

Consumer Staples – 2.2%
Wilmar International Ltd.	2,024	4,576

Financials – 1.3%
DBS Group Holdings Ltd.	211	2,748

Total Singapore – 3.5%		$7,324
South Korea

Financials – 0.9%
Shinhan Financial Group Co. Ltd.	82	1,924

Materials – 1.6%
POSCO	25	3,303

Total South Korea – 2.5%		$5,227
Spain

Financials – 1.0%
Bankia S.A.	1,842	2,009

Total Spain – 1.0%		$2,009
Sweden

Information Technology – 0.9%
Telefonaktiebolaget LM Ericsson, B Shares	240	1,946

Total Sweden – 0.9%		$1,946
Switzerland

Financials – 2.8%
Credit Suisse Group AG, Registered Shares	221	1,787
UBS Group AG	424	3,884

		5,671

Health Care – 5.0%
Novartis AG, Registered Shares	39	3,240
Roche Holdings AG, Genusscheine	21	6,874

		10,114

Industrials – 0.9%
ABB Ltd.	104	1,811

Total Switzerland – 8.7%		$17,596
Taiwan

Information Technology – 3.2%
Catcher Technology Co. Ltd.	485	3,103
Hon Hai Precision Industry Co. Ltd.	1,518	3,494

		6,597

Total Taiwan – 3.2%		$6,597

2020	ANNUAL REPORT	135

SCHEDULE OF INVESTMENTS	IVY PZENA INTERNATIONAL VALUE FUND (in thousands)

MARCH 31, 2020

COMMON STOCKS (Continued)	Shares	Value
Communication Services – 1.8%
Vodafone Group plc	2,622	$3,628

Consumer Staples – 4.4%
J Sainsbury plc	2,113	5,466
Tesco plc	1,252	3,535

		9,001

Energy – 3.0%
John Wood Group plc	2,050	3,901
TechnipFMC plc (A)	327	2,202

		6,103

Financials – 6.9%
Aviva plc	638	2,099
Barclays plc	1,494	1,698
HSBC Holdings plc	699	3,922
Royal Bank of Scotland Group plc (The)	1,497	2,065
Standard Chartered plc	608	3,360
Willis Towers Watson plc	7	1,186

		14,330

COMMON STOCKS (Continued)	Shares	Value
Industrials – 1.4%
Travis Perkins plc	272	$2,962

Total United Kingdom – 17.5%		$36,024
United States

Health Care – 1.2%
Mylan, Inc. (A)	168	2,509

Total United States – 1.2%		$2,509

TOTAL COMMON STOCKS – 93.1%		$191,337
(Cost: $281,242)

PREFERRED STOCKS
Germany

Consumer Discretionary – 2.0%
Volkswagen AG, 2.260%	36	4,124

Total Germany – 2.0%		$4,124

TOTAL PREFERRED STOCKS – 2.0%		$4,124
(Cost: $6,218)

SHORT-TERM SECURITIES	Shares	Value
Money Market Funds (C) – 4.5%
State Street Institutional U.S. Government Money Market Fund – Premier Class 0.310%	8,833	$8,833
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares 0.390% (D)	456	456

		9,289

TOTAL SHORT-TERM SECURITIES – 4.5%		$9,289
(Cost: $9,289)

TOTAL INVESTMENT SECURITIES – 99.6%		$204,750
(Cost: $296,749)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.4%		740

NET ASSETS – 100.0%		$205,490

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	All or a portion of securities with an aggregate value of $1,556 are on loan.

(C)	Rate shown is the annualized 7-day yield at March 31, 2020.

(D)	Investment made with cash collateral received from securities on loan.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Communication Services	$—	$10,901	$—
Consumer Discretionary	—	20,535	—
Consumer Staples	—	13,577	—
Energy	2,202	12,477	—
Financials	1,186	44,284	—
Health Care	2,509	12,230	—
Industrials	—	29,542	—
Information Technology	—	15,847	—
Materials	—	17,721	—
Utilities	—	8,326	—
Total Common Stocks	$5,897	$185,440	$—
Preferred Stocks	—	4,124	—
Short-Term Securities	9,289	—	—
Total	$15,186	$189,564	$—

136	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	IVY PZENA INTERNATIONAL VALUE FUND (in thousands)

MARCH 31, 2020

Market Sector Diversification
(as a % of net assets)
Financials	22.1%
Industrials	14.4%
Consumer Discretionary	12.0%
Materials	8.6%
Information Technology	7.7%
Health Care	7.2%
Energy	7.1%
Consumer Staples	6.6%
Communication Services	5.3%
Utilities	4.1%
Other+	4.9%

+	Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	137

MANAGEMENT DISCUSSION	IVY SECURIAN CORE BOND FUND

(UNAUDITED)

Thomas B. Houghton Dan Henken
Lena S. Harhaj

Ivy Securian Core Bond Fund is subadvised by Securian Asset Management, Inc.

Below, Thomas B. Houghton, CFA, Daniel A. Henken, CFA, and Lena S. Harhaj, CFA, co-portfolio managers of the Ivy Securian Core Bond Fund, discuss positioning, performance and results for the fiscal year ended March 31, 2020. Mr. Houghton has managed the Fund since 2005 and has 27 years of industry experience. Mr. Henken has managed the Fund since 2017 and has 17 years of industry experience. Ms. Harhaj has managed the Fund since 2018 and has 23 years of industry experience.

Fiscal Year Performance

For the 12 months ended March 31, 2020
Ivy Securian Core Bond Fund (Class A shares at net asset value)	1.79%
Ivy Securian Core Bond Fund (Class A shares, including sales charges)	-4.06%

Benchmark and Morningstar Category
Bloomberg Barclays U.S. Aggregate Bond Index	8.93%
(Generally reflects the performance of securities representing the world’s bond markets)
Morningstar Intermediate Core-Plus Bond Category Average	4.24%
(Generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value (NAV).

Key drivers

Returns across asset classes were almost universally positive during the first three quarters of the fiscal year that ended March 31, 2020. The success of the Federal Reserve’s (Fed) mid-cycle adjustment convinced investors that they can “have their cake and eat it too” in the form of lower rates and strong stock returns. The S&P 500 Index produced a total return of over 30% for the 2019 calendar year. Bonds also delivered strong returns as rates for long treasury securities fell by over 60 basis points (bps)

during 2019. Credit spreads fell to near post-crisis lows, and the investment grade corporate and the high yield-bonds joined long treasuries in producing solid double digit returns (14-15%.) Even commodities added to the party, delivering a return of over 11% for the year.

As we entered 2020, we wondered whether the market had gotten ahead of itself. While we knew that good times were destined to end, we couldn’t identify the catalyst. It’s now clear that the COVID-19 pandemic will end the record U.S. economic expansion. Draconian public health measures focused on social distancing are bringing the economy to a standstill. The U.S. is not alone, and we are entering a synchronized, global downturn. The decline looks big, uncertain and skewed to the downside, prompting an epic policy response.

Outside of particularly vulnerable industries (travel, for example), the pandemic is especially daunting for the consumer and certain areas within commercial real estate, most notably retail and hotels. This adds new fears about two segments that looked well positioned at the beginning of the year. Given the severity of the economic disruption, few sectors are immune to the impacts of COVID-19 with large portions of the global economy (individuals and corporate borrowers) requiring additional liquidity to bridge the gap.

The resulting inability to box in the potential economic downside drove extreme market volatility in the quarter. The Dow experienced its second biggest daily drop ever in mid-March. The 20-day moving average of the CBOE Volatility Index reached 60, rivaling the volatility we saw in 2008 at the height of the global financial crisis (GFC). After stellar performance through mid-February, almost all markets except government bonds declined precipitously. Stocks were down 20-35% for the quarter, commodities fell almost 35%, and credit was hit especially hard. High grade credit spreads rose by 179 bps, peaking at +37 bps before rallying back to +272 bps at quarter end. Investment grade bonds produced excess returns of -13.50%, easily the worst quarterly result on record. The spread on the high-yield index ended the quarter at 880 bps, up 544 bps, to yield 9.44%. The treasury market went on a wild ride, with the 10-year Treasury yield falling from 1.92% at year-end 2019 to only 0.67% at the end of the quarter. At times, treasury bills have been bid to negative yields.

Policymakers recognize that this is a multi-pronged challenge — a correction in valuations, a liquidity squeeze, a collapse in energy prices, and an upturn in defaults stemming from cyclically high corporate leverage and COVID-specific shocks. The policy response exceeds the actions taken during the GFC. Programs are focused on maintaining market liquidity and softening the economic downturn, with particular emphasis on those hurt most by the pandemic.

138	ANNUAL REPORT	2020

The Fed pulled all stops. Policymakers cut the federal funds target by 50 bps in early March and then, in a 100 bps move, all the way to 0% on March 15. It then resurrected many of the programs from the GFC, including a new, unlimited quantitative easing program focused on treasuries and mortgage-backed securities, short-term funding support (repurchase agreements, commercial paper and asset-backed securities), easier terms for banks and dealers (discount window terms), and dollar liquidity for foreign central banks (dollar swap liens). Recognizing that dealers have limited balance sheet capacity, they developed new facilities to fund the purchase of investment-grade corporate bonds in both the Primary-and Secondary-Market Corporate Credit Facilities (PMCCF and SMCCF.)

Contributors and detractors

The Fund underperformed its benchmark and the average performance of its peer group for the fiscal year ending March 31, 2020. Weak security selection results accounted for most of the underperformance, with substantially all of it occurring in March due to impact of the COVID-19 pandemic. Investors’ concerns about the ability of homeowners and renters to continue making timely payments of their monthly obligations caused substantial weakness in the Fund’s positions in agency credit, non-agency credit and other housing-related securities. In addition, several leveraged mortgage-related funds were forced to liquidate substantial holdings of non-agency securities to meet margin calls towards the end of March, putting further pressure on the market.

A review of full-year portfolio performance show relative underperformance of the Fund’s positions in the industrials sector also resulted from security selection. The Fund’s positions in energy in particular underperformed the sector, accounting for about two-thirds of the negative results in industrials. Weakness in autos and the Fund’s secured airline positions added to the negative security selection results. The Fund’s overweight allocation to the corporate and structured credit markets also had a negative impact on its performance relative to its benchmark. The Fund’s overweight allocation to financials, utilities and the overall structured market contributed to about 25% of the Fund’s overall underperformance relative to the benchmark. The Fund benefited slightly from its relatively shorter duration nature of its industrial positions. The Fund’s interest rate exposure and yield curve positioning had a slightly negative impact on relative performance during the quarter.

The Fund held an overweight position in corporate bonds relative to its benchmark throughout the year. Exposures held relatively steady until the fourth quarter when we added selectively to positions in railroads, health care, equipment rentals and short autos. We pared back on some exposures early in 2020 due to rich valuations in the corporate sector. We expected some widening in spreads, but did not expect such a severe environment. As the COVID-19 crisis started to unfold, we sold positions in energy and rails. We also reduced exposures to credits that have exited (or are likely to exit) the investment grade space and are unlikely to return any time soon, such as Occidental Petroleum Corporation, Ford Motor Company and General Motors Company. The Fund added several positions towards the end of the quarter at attractive new issue spreads as the new issue market for corporate bonds opened up in a big way. We also added to positions in several utilities, healthcare, food, and auto parts retailing in names we feel are likely to navigate this difficult environment better than others.

The Fund’s largest overweight positions in terms of market weight in the corporate bond sector are utilities, transportation, banking, consumer cyclicals and energy. The Fund’s energy exposure remains predominantly in midstream pipeline companies and refiners. The largest underweights from a market weight perspective in the corporate space are in consumer non-cyclicals, technology, real estate investment trusts, basic industry and capital goods. We feel the Fund’s overweight position in corporate credit is prudent given the Fed’s various liquidity programs, but the Fund’s more off-index positions may lag the recovery in the more liquid sectors of the corporate market.

Structured exposure fell as a percentage of the Fund’s net asset value during the year. The team reduced exposure to agency mortgage-backed securities in 2019 and in the first quarter of 2020 on concerns that the fall in interest rates would increase prepayment speeds significantly. Proceeds were invested in Treasuries. The portfolio remains overweight asset-backed securities, commercial mortgage-backed securities and non-agency mortgage-backed securities, and underweight agency mortgage-backed securities. The team remains comfortable with its overweight positions in the consumer-facing sectors of asset-backed securities and non-Agency mortgage-backed securities. We believe these structures have sufficient cushion to withstand substantial stress on the underlying borrowers. However, the Fund’s positions in agency and non-agency credit may also lag the recovery in the more liquid segments of the residential-facing securitized market.

We kept the duration of the Fund short of its benchmark for the majority of the year, until the most recent quarter. The duration at the end of the period was about 10% higher than the benchmark. Treasury futures are the only form of derivative the Fund has utilized, but had no discernible impact to performance. The Fund has historically used Treasury futures strictly to hedge interest rate positions and to help manage the duration of the Fund.

2020	ANNUAL REPORT	139

Outlook

At this time, investors do not have enough information to accurately estimate the length and severity of the pandemic response. The longer economic growth is constrained by social distancing, the deeper and more long lasting the impact. Households and small businesses entered this crisis with limited reserves, increasing the risk of breaching a tipping point that accelerates the downturn. The effectiveness of the policy response is a key question and will be an important factor this downturn.

Our view is that the Fed has the necessary tools to improve market liquidity and that liquidity concerns should dissipate for high quality borrowers. Monetary policy is likely to have a limited effect. Lower rates may eventually work their way into borrowers’ pockets, but they’re unlikely to stimulate demand during a lock down. On the other hand, no one really knows how effective the CARES Act will be though $2 trillion represents an impressive 9.5% of GDP. The act appears to do a good job of targeting shocked segments such as small businesses and households, but no one really knows how soon or how efficiently the money will reach its targets.

We previously expressed concern about the possibility of an overreliance on the policy toolkit during the next downturn, bringing us into uncharted territory. The Fed has used the dry powder in its conventional toolkit, and policy innovation may raise new concerns that aren’t yet understood. Already implemented innovations such as the PMCCF and SMCCF stretch the limit of the Fed’s mandate and put the institution at risk to corporate defaults or unintended market distortions. Money printing is in, and the federal deficit seems poised to explode. The market is pricing in lower-for-longer inflation and rates, but de-globalization and money printing may disrupt the current paradigm. In short, uncertainty is off the charts, and high volatility is likely to persist until the path of the downturn is more certain and these concerns are clarified.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges; your sales charges could be lower.

A futures contract is an agreement to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, interest rate, currency or commodity at a specific price on a specific date. Although a Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses.

Fixed-income securities are subject to interest rate risk and, as such, the Fund’s net asset value may fall as interest rates rise. These and other risks are more fully described in the Fund’s prospectus.

Certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Fund may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB) are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer. Mortgage-backed and asset-backed securities are subject to prepayment risk and extension risk. When interest rates decline, unscheduled prepayments can be expected to accelerate, thereby shortening the average lives of such securities, and the Fund may be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments also would limit the potential for capital appreciation on mortgage-backed and asset-backed securities, thereby reducing the Fund’s income.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy Securian Core Bond Fund.

140	ANNUAL REPORT	2020

PORTFOLIO HIGHLIGHTS	IVY SECURIAN CORE BOND FUND

ALL DATA IS AS OF MARCH 31, 2020 (UNAUDITED)

Asset Allocation

Bonds	99.2%
United States Government and Government Agency Obligations	35.3%
Corporate Debt Securities	33.4%
Mortgage-Backed Securities	15.6%
Asset-Backed Securities	13.8%
Municipal Bonds — Taxable	1.1%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	0.8%

Quality Weightings

Investment Grade	90.0%
AAA	14.9%
AA	31.5%
A	13.1%
BBB	30.5%
Non-Investment Grade	9.2%
BB	4.2%
B	0.4%
Below CCC	0.0%
Non-rated	4.6%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	0.8%

Our preference is to always use ratings obtained from Standard & Poor’s, Moody’s, and Fitch. It is each Portfolio’s general policy to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2020	ANNUAL REPORT	141

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY SECURIAN CORE BOND FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E	Class I	Class N	Class R	Class Y
1-year period ended 3-31-20	-4.06%	-3.10%	1.02%	-0.72%	2.25%	2.25%	1.48%	1.82%
5-year period ended 3-31-20	1.09%	1.18%	1.56%	1.77%	2.72%	2.78%	2.01%	2.36%
10-year period ended 3-31-20	3.14%	2.94%	2.99%	3.45%	4.13%	—	—	3.81%
Since Inception of Class through 3-31-20(5)	—	—	—	—	—	3.12%	2.25%	—

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E Shares carry a maximum front-end sales load of 5.75% and 2.50%, respectively. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	7-31-14 for Class N shares and 12-19-12 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

142	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	IVY SECURIAN CORE BOND FUND (in thousands)

MARCH 31, 2020

ASSET-BACKED SECURITIES	Principal	Value
Air Canada Enhanced Equipment Trust, Series 2015-2, Class AA, 3.550%, 1-15-30 (A)	$5,007	$5,412
America West Airlines, Inc., Pass-Through Certificates, Series 2000-1, 8.057%, 7-2-20	565	567
American Airlines Class B Pass-Through Certificates, Series 2016-3, 3.750%, 10-15-25	4,289	3,427
American Airlines, Inc. Pass-Through Certificates, Series 2013-1, Class B, 5.625%, 1-15-21 (A)	2,729	2,712
American Airlines, Inc. Pass-Through Certificates, Series 2013-2, Class B, 5.600%, 7-15-20 (A)	1,321	1,311
American Airlines, Inc. Pass-Through Certificates, Series 2014-1, Class B, 3.700%, 5-1-23	1,196	1,071
American Airlines, Inc. Pass-Through Certificates, Series 2017-1, Class B, 4.950%, 2-15-25	858	742
Bank of the West Auto Trust, Series 2017-1, Class D, 3.210%, 4-15-25 (A)	4,500	4,477
British Airways Pass-Through Trust, Series 2019-1A, 3.350%, 6-15-29 (A)	3,275	3,085
California Republic Auto Receivables Trust, Series 2016-1, Class B, 3.430%, 2-15-22	5,675	5,675
CarMax Auto Owner Trust, Series 2018-1, Class C, 2.950%, 11-15-23	3,700	3,543
Chesapeake Funding II LLC, Series 2017-2A, Class D, 3.710%, 5-15-29 (A)	2,050	2,048
Chesapeake Funding II LLC, Series 2017-3, Class D, 3.380%, 8-15-29 (A)	2,500	2,487
Chesapeake Funding II LLC, Series 2017-4A, Class D, 3.260%, 11-15-29 (A)	3,375	3,239
Chesapeake Funding II LLC, Series 2018-1, Class C, 3.570%, 4-15-30 (A)	3,100	3,112
CommonBond Student Loan Trust, Series 2017-BGS, Class C:
4.440%, 9-25-42 (A)	166	169
2.540%, 1-25-47 (A)	9,000	9,098
Continental Airlines, Inc. Pass-Through Certificates, Series 2000-1, Class A-1, 8.048%, 11-1-20	187	173
Continental Airlines, Inc. Pass-Through Certificates, Series 2012-1, Class B, 6.250%, 4-11-20	868	868
CVS Caremark Corp. Pass-Through Trust:
6.036%, 12-10-28	7,725	8,384
6.943%, 1-10-30	3,282	4,090
Delta Air Lines, Inc. Pass-Through Certificates, Series 2012-1A, 4.750%, 5-7-20	671	671
Delta Air Lines, Inc. Pass-Through Certificates, Series 2015-1, Class B, 4.250%, 7-30-23	1,696	1,555

ASSET-BACKED SECURITIES (Continued)	Principal	Value
Delta Air Lines, Inc. Pass-Through Certificates, Series 2020A, Class B, 2.500%, 6-10-28	$5,000	$4,532
Earnest Student Loan Program LLC, Series 2016-B, Class A2, 3.020%, 5-25-34 (A)	721	716
Earnest Student Loan Program LLC, Series 2017-A, Class B, 3.590%, 1-25-41 (A)	775	778
Exeter Automobile Receivables Trust, Series 2016-2, Class D, 8.250%, 4-17-23 (A)	8,200	8,240
Flagship Credit Auto Trust, Series 2016-1, Class D, 8.590%, 5-15-23 (A)	4,200	4,299
Foursight Capital Automobile Receivables Trust, Series 2016-1, Class B, 3.710%, 1-18-22 (A)	3,202	3,201
GM Financial Securitized Term Auto Receivables Trust, Series 2018-1, Class C, 2.770%, 7-17-23	1,400	1,394
Hawaiian Airlines, Inc. Pass-Through Certificates, Series 2013-1, Class B, 4.950%, 1-15-22	4,169	3,966
Hyundai Auto Receivables Trust, Series 2016-B, Class D, 2.680%, 9-15-23	2,520	2,517
Invitation Homes Trust, Series 2018-SFR2 (1-Month U.S. LIBOR plus 128 bps), 1.985%, 6-17-37 (A)(B)	4,000	3,517
One Market Plaza Trust, Series 2017-1MKT, Class A, 3.614%, 2-10-32 (A)	4,000	3,882
Prestige Auto Receivables Trust, Series 2016-1A, Class E, 7.690%, 3-15-23 (A)	2,000	1,996
Progress Residential Trust, Series 2017-SFR1, Class D, 3.565%, 8-17-34 (A)	2,750	2,620
Progress Residential Trust, Series 2018-SFR1, 3.684%, 3-17-35 (A)	4,500	4,357
SoFi Professional Loan Program LLC, Series 2017-F, Class A-2FX, 2.840%, 1-25-41 (A)	5,500	5,405
SoFi Professional Loan Program LLC, Series 2018-A, Class A-2B, 2.950%, 2-25-42 (A)	3,500	3,416
U.S. Airways, Inc. Pass-Through Certificates, Series 2012-2, Class B, 6.750%, 6-3-21	4,235	4,100
U.S. Airways, Inc., Series 2013-1, Class B, 5.375%, 11-15-21	1,326	1,265
United Airlines Pass-Through Certificates, Series 2014-1B, 4.750%, 4-11-22	2,276	2,192
United Airlines Pass-Through Certificates, Series 2014-2B, 4.625%, 9-3-22	3,087	2,888
United Airlines Pass-Through Certificates, Series 2016-1, Class B, 3.650%, 1-7-26	3,729	3,021
United Airlines Pass-Through Certificates, Series 2019-2, Class B, 3.500%, 5-1-28	3,215	2,689

ASSET-BACKED SECURITIES (Continued)	Principal	Value
Volvo Financial Equipment Trust, Series 2018-1, Class C, 3.060%, 12-15-25 (A)	$2,600	$2,522
Westlake Automobile Receivables Trust, Series 2017-1, Class E, 5.050%, 8-15-24 (A)	4,325	4,325
Westlake Automobile Receivables Trust, Series 2017-2, Class E, 4.630%, 7-15-24 (A)	2,150	2,146
Westlake Automobile Receivables Trust, Series 2018-1, Class C, 2.920%, 5-15-23 (A)	4,529	4,479

TOTAL ASSET-BACKED SECURITIES –13.8%		$152,379
(Cost: $157,702)

CORPORATE DEBT SECURITIES
Communication Services

Broadcasting – 0.3%
Fox Corp., 3.050%, 4-7-25	3,250	3,245

Cable & Satellite – 1.4%
Charter Communications Operating LLC and Charter Communications Operating Capital Corp., 3.579%, 7-23-20	5,791	5,773
Comcast Corp. (GTD by Comcast Cable Communications and NBCUniversal), 3.300%, 4-1-27	4,620	4,919
Neptune Finco Corp., 6.625%, 10-15-25 (A)	5,000	5,256

		15,948

Integrated Telecommunication Services – 1.0%
AT&T, Inc.:
3.400%, 5-15-25	5,000	5,171
4.850%, 7-15-45	2,000	2,215
Verizon Communications, Inc. (3-Month U.S. LIBOR plus 110 bps), 2.792%, 5-15-25 (B)	3,925	3,578

		10,964

Total Communication Services – 2.7%		30,157
Consumer Discretionary

Automotive Retail – 0.2%
AutoZone, Inc., 4.000%, 4-15-30	2,250	2,296

Home Improvement Retail – 0.4%
Lowe’s Co., Inc., 5.125%, 4-15-50	3,230	3,891

Internet & Direct Marketing Retail – 0.9%
eBay, Inc., 3.800%, 3-9-22	10,000	10,142

Total Consumer Discretionary – 1.5%		16,329
Consumer Staples

Packaged Foods & Meats – 0.5%
Kellogg Co., 3.125%, 5-17-22	5,500	5,459

2020	ANNUAL REPORT	143

SCHEDULE OF INVESTMENTS	IVY SECURIAN CORE BOND FUND (in thousands)

MARCH 31, 2020

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Tobacco – 0.2%
Altria Group, Inc. (GTD by Philip Morris USA, Inc.), 5.800%, 2-14-39	$1,905	$2,087

Total Consumer Staples – 0.7%		7,546
Energy

Oil & Gas Exploration & Production – 0.3%
Enterprise Products Operating LLC (GTD by Enterprise Products Partners L.P.) (3-Month U.S. LIBOR plus 277.75 bps), 4.358%, 6-1-67 (B)	5,750	3,163

Oil & Gas Refining & Marketing – 0.4%
Marathon Petroleum Corp., 5.850%, 12-15-45 (C)	5,097	4,299

Oil & Gas Storage & Transportation – 2.2%
Cheniere Energy Partners L.P., 5.250%, 10-1-25	3,000	2,790
EQT Midstream Partners L.P., 6.500%, 7-15-48	2,225	1,223
MPLX L.P., 6.375%, 5-1-24 (A)	2,260	2,148
5.250%, 1-15-25 (A)	3,851	3,390
5.500%, 2-15-49	4,125	3,482
MPLX L.P. (3-Month U.S. LIBOR plus 110 bps), 2.099%, 9-9-22 (B)	2,520	2,345
Sunoco Logistics Partners Operations L.P. (GTD by Sunoco Logistics Partners L.P.), 6.850%, 2-15-40	1,265	1,181
Tennessee Gas Pipeline Co., 8.375%, 6-15-32	3,200	3,890
Western Midstream Operating L.P.:
3.950%, 6-1-25	4,630	2,378
5.250%, 2-1-50	4,500	1,845

		24,672

Total Energy – 2.9%		32,134
Financials

Asset Management & Custody Banks – 0.7%
AXA Equitable Holdings, Inc., 5.000%, 4-20-48	5,160	4,875
Pine Street Trust I, 4.572%, 2-15-29	3,000	2,850

		7,725

Consumer Finance – 2.0%
Discover Bank:
3.100%, 6-4-20	1,220	1,218
3.450%, 7-27-26	3,975	3,887
Ford Motor Credit Co. LLC, 5.750%, 2-1-21	5,361	5,200
General Motors Financial Co., Inc. (GTD by AmeriCredit Financial Services, Inc.) (3-Month U.S. LIBOR plus 85 bps), 2.728%, 4-9-21 (B)	4,100	3,691

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Consumer Finance (Continued)
Hyundai Capital America:
3.250%, 9-20-22 (A)	$3,662	$3,586
2.850%, 11-1-22 (A)	4,500	4,393

		21,975

Diversified Banks – 4.9%
Citibank N.A. (3-Month U.S. LIBOR plus 60 bps), 2.295%, 5-20-22 (B)	10,000	9,663
Citizens Bank N.A. (3-Month U.S. LIBOR plus 95 bps), 2.325%, 3-29-23 (B)	10,400	9,947
Comerica, Inc., 4.000%, 7-27-25	2,150	2,172
Compass Bank:
3.500%, 6-11-21	2,000	1,989
3.875%, 4-10-25	6,750	6,390
HSBC Holdings plc, 3.262%, 3-13-23	3,600	3,605
Truist Financial Corp.:
4.800%, 3-1-68	5,000	4,300
5.050%, 12-15-68	3,875	3,449
U.S. Bancorp:
3.000%, 7-30-29	2,700	2,693
5.300%, 12-29-49	1,675	1,608
Wells Fargo & Co., 3.000%, 10-23-26	1,500	1,537
Wells Fargo N.A. (3-Month U.S. LIBOR plus 62 bps), 2.258%, 5-27-22 (B)	5,100	5,027
ZB N.A., 3.500%, 8-27-21	1,700	1,698

		54,078

Investment Banking & Brokerage – 1.4%
Charles Schwab Corp. (The), 4.625%, 12-29-49 (C)	4,200	3,822
Goldman Sachs Group, Inc. (The) (3-Month U.S. LIBOR plus 78 bps), 2.557%, 10-31-22 (B)	5,780	5,568
Morgan Stanley:
5.500%, 7-28-21	990	1,028
3.125%, 7-27-26	1,400	1,447
Raymond James Financial, Inc., 4.650%, 4-1-30	3,250	3,399

		15,264

Life & Health Insurance – 0.9%
Teachers Insurance & Annuity Association of America, 4.270%, 5-15-47 (A)	5,000	4,807
Unum Group, 5.750%, 8-15-42	4,674	4,550

		9,357

Other Diversified Financial Services – 1.5%
Citigroup, Inc., 4.400%, 6-10-25	750	811
Jefferies Group LLC and Jefferies Group Capital Finance, Inc., 4.150%, 1-23-30	2,915	2,791
JPMorgan Chase & Co., 4.600%, 8-1-68	4,000	3,501
JPMorgan Chase & Co. (3-Month U.S. LIBOR plus 332 bps), 5.229%, 1-1-68 (B)	6,975	6,054

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Other Diversified Financial Services (Continued)
JPMorgan Chase & Co. (3-Month U.S. LIBOR plus 347 bps), 5.240%, 4-29-49 (B)	$4,297	$3,878

		17,035

Regional Banks – 1.6%
Regions Financial Corp., 3.800%, 8-14-23	2,275	2,303
SunTrust Banks, Inc. (3-Month U.S. LIBOR plus 59 bps), 2.282%, 5-17-22 (B)	8,125	7,923
Synovus Financial Corp.:
3.125%, 11-1-22	5,680	5,692
5.750%, 12-15-25	2,000	1,880

		17,798

Specialized Finance – 0.1%
Ashtead Capital, Inc., 4.000%, 5-1-28 (A)	1,800	1,552

Total Financials – 13.1%		144,784
Health Care

Health Care Distributors – 0.2%
McKesson Corp., 3.650%, 11-30-20	2,500	2,518

Health Care Facilities – 0.2%
NYU Hospitals Center, 4.428%, 7-1-42	2,315	2,518

Health Care Services – 0.6%
Cigna Corp., 4.900%, 12-15-48	4,963	5,999

Health Care Supplies – 0.3%
Baxter International, Inc., 3.950%, 4-1-30 (A)	1,635	1,768
Bio-Rad Laboratories, Inc., 4.875%, 12-15-20	1,750	1,774

		3,542

Total Health Care – 1.3%		14,577
Industrials

Aerospace & Defense – 0.5%
Huntington Ingalls Industries, Inc., 3.844%, 5-1-25 (A)	4,600	4,737

Airlines – 0.3%
British Airways plc, 5.625%, 6-20-20 (A)	60	60
Delta Air Lines, Inc., 8.021%, 8-10-22 (A)	1,424	1,458
U.S. Airways Group, Inc., Class A, 6.250%, 4-22-23	2,019	2,078

		3,596

Marine – 0.2%
A.P. Moller – Maersk A/S, 4.500%, 6-20-29 (A)	2,175	2,213

144	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	IVY SECURIAN CORE BOND FUND (in thousands)

MARCH 31, 2020

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Railroads – 0.7%
CSX Corp.:
4.750%, 11-15-48	$950	$1,095
4.250%, 11-1-66	4,175	4,168
Westinghouse Air Brake Technologies Corp. (3-Month U.S. LIBOR plus 105 bps), 2.041%, 9-15-21 (B)	2,700	2,621

		7,884

Total Industrials – 1.7%		18,430
Information Technology

Application Software – 0.4%
Block Financial LLC (GTD by H&R Block, Inc.), 4.125%, 10-1-20	5,000	4,963

Technology Hardware, Storage & Peripherals – 0.5%
Dell International LLC and EMC Corp., 4.900%, 10-1-26 (A)	5,100	5,080

Total Information Technology – 0.9%		10,043
Materials

Paper Packaging – 0.2%
Avery Dennison Corp., 2.650%, 4-30-30	2,700	2,513

Specialty Chemicals – 0.3%
Albemarle Corp. (3-Month U.S. LIBOR plus 105 bps), 2.742%, 11-15-22 (A)(B)	3,465	3,299

Total Materials – 0.5%		5,812
Real Estate

Specialized REITs – 0.3%
American Tower Corp., 3.070%, 3-15-23 (A)	3,100	3,046

Total Real Estate – 0.3%		3,046
Utilities

Electric Utilities – 5.5%
Cleco Corporate Holdings LLC, 3.743%, 5-1-26 (D)	2,200	2,156
Edison International, 4.950%, 4-15-25	3,250	3,242
Entergy Mississippi, Inc., 3.250%, 12-1-27	2,750	2,772
Entergy Texas, Inc., 3.450%, 12-1-27	3,600	3,612
Eversource Energy, 3.800%, 12-1-23	3,550	3,887
Exelon Corp., 4.700%, 4-15-50	3,340	3,489
FirstEnergy Transmission LLC, 5.450%, 7-15-44 (A)	3,871	4,364
Florida Power & Light Co., 2.850%, 4-1-25	3,155	3,318
Indianapolis Power & Light Co., 4.700%, 9-1-45 (A)	3,150	3,778

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Electric Utilities (Continued)
IPALCO Enterprises, Inc.:
3.450%, 7-15-20	$2,300	$2,299
3.700%, 9-1-24	2,650	2,747
MidAmerican Energy Co., 4.250%, 7-15-49	3,500	4,103
PPL Capital Funding, Inc. (GTD by PPL Corp.) (3-Month LIBOR plus 266.5 bps), 4.040%, 3-30-67 (B)	4,972	3,182
Southern Power Co., Series F, 4.950%, 12-15-46	6,190	6,024
Vistra Operations Co. LLC, 3.700%, 1-30-27 (A)	6,100	5,435
Xcel Energy, Inc., 3.500%, 12-1-49	6,850	6,036

		60,444

Gas Utilities – 0.9%
AGL Capital Corp., 3.875%, 11-15-25	7,050	7,392
El Paso Natural Gas Co. LLC, 8.375%, 6-15-32 (D)	2,000	2,354

		9,746

Multi-Utilities – 1.4%
Ameren Corp., 3.500%, 1-15-31	6,775	6,759
Dominion Energy, Inc., 2.715%, 8-15-21 (D)	9,000	8,878

		15,637

Total Utilities – 7.8%		85,827

TOTAL CORPORATE DEBT SECURITIES –33.4%		$368,685
(Cost: $389,028)

MORTGAGE-BACKED SECURITIES
Commercial Mortgage-Backed Securities – 5.3%
BAMLL Commercial Mortgage Securities Trust 2014-520M, Class A (Mortgage spread to 10-year U.S. Treasury index), 4.185%, 8-15-46 (A)(B)	4,130	4,242
Citigroup Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2018-TBR, Class A (1-Month U.S. LIBOR plus 83 bps), 2.489%, 12-15-36 (A)(B)	10,000	7,909
Credit Suisse Mortgage Capital Trust, Series 2014-USA, Class A-1, 3.304%, 9-15-37 (A)	1,500	1,476
Credit Suisse Mortgage Capital Trust, Series 2017-HL1, Class A12 (Mortgage spread to 10-year U.S. Treasury index), 3.500%, 6-25-47 (A)(B)	4,775	4,497
GS Mortgage Securities Corp. Trust, Commercial Mortgage Pass-Through Certificates, Series 2012-BWTR (Mortgage spread to 5-year U.S. Treasury index), 3.440%, 11-5-34 (A)(B)	1,000	937

MORTGAGE-BACKED SECURITIES (Continued)	Principal	Value
Commercial Mortgage-Backed Securities (Continued)
Hometown Commercial Trust, Commercial Mortgage-Backed Notes, Series 2007-1, 6.057%, 6-11-39 (A)	$6	$4
Invitation Homes Trust, Series 2018-SFR1 (1-Month U.S. LIBOR plus 125 bps), 2.050%, 3-17-37(A)(B)	4,500	3,871
Invitation Homes Trust, Series 2018-SFR3, Class A (1-Month U.S. LIBOR plus 100 bps), 1.800%, 7-17-37 (A)(B)	4,676	4,337
Invitation Homes Trust, Series 2018-SFR3, Class D (1-Month U.S. LIBOR plus 165 bps), 2.450%, 7-17-37 (A)(B)	5,000	4,183
JPMorgan Chase Comm Mortgage Securities Corp., Comm Mortgage Pass-Through Certs, Series 2016-JP4, Class A-4 (10-Year U.S. Treasury index plus 110 bps), 3.648%, 12-15-49 (B)	575	615
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2017-JP5, Class A- 5, 3.723%, 3-15-50	1,500	1,617
Mellon Residential Funding Corp., Series 1998-2, Class B-1, 6.750%, 6-25-28	1	1
UBS Commercial Mortgage Trust, Series 2017-C1, Class AS, 3.724%, 6-15-50	8,000	8,026
UBS Commercial Mortgage Trust, Series 2017-C6, Class A5, 3.580%, 12-15-50	7,000	7,447
UBS Commercial Mortgage Trust, Series 2017-C7, Class AS (Mortgage spread to 10-year U.S. Treasury index), 4.061%, 12-15-50 (B)	2,300	2,356
Wells Fargo Commercial Mortgage Trust, Series 2016-BNK1, Class AS, 2.814%, 8-15-49	4,600	4,390
Wells Fargo Commercial Mortgage Trust, Series 2017-C40, Class AS (Mortgage spread to 7-year U.S. Treasury index), 3.854%, 10-15-50 (B)	2,550	2,578

		58,486

Other Mortgage-Backed Securities – 10.3%
Agate Bay Mortgage Loan Trust 2015-6, Class B1 (Mortgage spread to 10-year U.S. Treasury index), 3.603%, 9-25-45 (A)(B)	6,258	5,961
Agate Bay Mortgage Loan Trust 2016-1, Class B1 (Mortgage spread to 7-year U.S. Treasury index), 3.772%, 12-25-45 (A)(B)	6,184	5,812
Agate Bay Mortgage Loan Trust, Series 2013-1, Class B4 (Mortgage spread to 10-year U.S. Treasury index), 3.604%, 7-25-43 (A)(B)	2,739	2,388

2020	ANNUAL REPORT	145

SCHEDULE OF INVESTMENTS	IVY SECURIAN CORE BOND FUND (in thousands)

MARCH 31, 2020

MORTGAGE-BACKED SECURITIES (Continued)	Principal	Value
Other Mortgage-Backed Securities (Continued)
Agate Bay Mortgage Loan Trust, Series 2015-5, Class B3 (Mortgage spread to 7-year U.S. Treasury index), 3.610%, 7-25-45 (A)(B)	$2,822	$2,545
Bear Stearns Mortgage Securities, Inc., Series 1996-6, Class B2, 8.000%, 11-25-29	48	31
Bellemeade Re Ltd., Series 2017-1, Class M1 (1-Month U.S. LIBOR plus 150 bps), 2.647%, 10-25-27 (A)(B)	444	443
Bellemeade Re Ltd., Series 2018-1A, Class M1B (1-Month U.S. LIBOR plus 160 bps), 2.547%, 4-25-28 (A)(B)	3,122	3,098
CHL Mortgage Pass-Through Trust, Series 2004-J4, 5.250%, 5-25-34	47	44
Citigroup Mortgage Loan Trust, Series 2018-RP1 (3-year U.S. Treasury index plus 60 bps):
3.537%, 10-25-43 (A)(B)	3,805	3,414
3.000%, 9-25-64 (A)(B)	3,062	3,049
COLT Funding LLC Mortgage Loan Trust, Series 2019-3, Class A1 (Mortgage spread to 2-year U.S. Treasury index), 2.764%, 8-25-49 (A)(B)	4,775	4,619
Eagle Re Ltd., Series 2020-1, Class M1B (1-Month U.S. LIBOR plus 145 bps), 2.397%, 1-25-30 (A)(B)	10,721	9,758
Earnest Student Loan Program LLC, Series 2016-D, Class A2, 2.720%, 1-25-41 (A)	3,012	3,029
Home Partners of America Trust, Series 2018-1, Class A (1-Month U.S. LIBOR plus 90 bps), 1.700%, 7-17-37 (A)(B)	5,157	4,700
Invitation Homes Trust, Series 2018-SFR4, Class C (1-Month U.S. LIBOR plus 140 bps), 2.200%, 1-17-38 (A)(B)	9,600	8,339
JPMorgan Mortgage Trust, Series 2004-A3, Class 4-A-2 (Mortgage spread to 10-year U.S. Treasury index), 4.909%, 7-25-34 (B)	17	17
JPMorgan Mortgage Trust, Series 2013-2, Class B3 (Mortgage spread to 7-year U.S. Treasury index), 3.630%, 5-25-43 (A)(B)	2,387	2,270
JPMorgan Mortgage Trust, Series 2013-2, Class B4 (Mortgage spread to 5-year U.S. Treasury index), 3.630%, 5-25-43 (A)(B)	1,488	1,387
JPMorgan Mortgage Trust, Series 2016-3, Class B3 (Mortgage spread to 7-year U.S. Treasury index), 3.367%, 10-25-46 (A)(B)	2,700	2,491
JPMorgan Mortgage Trust, Series 2017-4, Class A-13 (Mortgage spread to 10-year U.S. Treasury index), 3.500%, 11-25-48 (A)(B)	6,694	6,522
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class A-4, 3.720%, 12-15-49	320	337

MORTGAGE-BACKED SECURITIES (Continued)	Principal		Value
Other Mortgage-Backed Securities (Continued)
Morgan Stanley Capital I Trust, Series 2012-STAR, Class B, 3.451%, 8-5-34 (A)	$930		$907
Multifamily Connecticut Avenue Securities Trust, Series 2019-01, Class M10 (1-Month U.S. LIBOR plus 325 bps), 4.197%, 10-15-49 (A)(B)	1,000		691
Multifamily Connecticut Avenue Securities Trust, Series 2019-01, Class M7 (1-Month U.S. LIBOR plus 170 bps), 2.647%, 10-15-49 (A)(B)	1,213		1,070
Pearl Street Mortgage Co. Trust, Series 2018-1, Class A-3 (Mortgage spread to 2-year U.S. Treasury index), 3.500%, 2-25-48 (A)(B)	6,841		6,825
Progress Residential Trust, Series 2018-SFR3, Class C, 4.178%, 10-17-35 (A)	5,000		4,892
Prudential Home Mortgage Securities, Series 1994A, Class 5B (Mortgage spread to 2-year U.S. Treasury index), 6.730%, 4-28-24 (A)(B)	–	*	–	*
Prudential Home Mortgage Securities, Series 1994E, Class 5B (Mortgage spread to 2-year U.S. Treasury index), 7.664%, 9-28-24 (A)(B)	–	*	–	*
Radnor Re Ltd., Series 2020-1, Class M1B (1-Month U.S. LIBOR plus 145 bps), 2.397%, 2-25-30 (A)(B)	4,650		4,254
Salomon Brothers Mortgage Securities VII, Inc., Series 1997-HUD, Class B-2 (Mortgage spread to 3-year U.S. Treasury index), 4.128%, 12-25-30 (B)	742		125
Sequoia Mortgage Trust, Series 2012-5, Class B2 (Mortgage spread to 3-year U.S. Treasury index), 3.900%, 11-25-42 (B)	3,563		3,421
Sequoia Mortgage Trust, Series 2015-3, Class B1 (Mortgage spread to 7-year U.S. Treasury index), 3.706%, 7-25-45 (A)(B)	3,703		3,543
Shellpoint Co-Originator Trust, Series 2015-1, Class B3 (Mortgage spread to 7-year U.S. Treasury index), 3.799%, 8-25-45 (A)(B)	4,679		4,377
Structured Asset Mortgage Investments, Inc., Series 1998-2, Class B, 6.750%, 5-2-30	3		–	*
Structured Asset Mortgage Investments, Inc., Series 1998-2, Class C, 6.750%, 5-2-30	2		–	*
Towd Point Mortgage Trust, Series 2015-2, Class 2-M2 (Mortgage spread to 7-year U.S. Treasury index), 4.449%, 11-25-57 (A)(B)	7,050		6,942

MORTGAGE-BACKED SECURITIES (Continued)	Principal	Value
Other Mortgage-Backed Securities (Continued)
Winwater Mortgage Loan Trust 2015-B1 (Mortgage spread to 10-year U.S. Treasury index), 3.774%, 8-20-45 (A)(B)	$6,333	$6,030

		113,331

TOTAL MORTGAGE-BACKED SECURITIES – 15.6%		$171,817
(Cost: $185,542)

MUNICIPAL BONDS – TAXABLE
Alabama – 0.4%
Muni Elec Auth of GA, Plant Vogtle Units 3 & 4 Proj M Bonds, Ser 2010A, 6.655%, 4-1-57	2,995	4,010

New York – 0.6%
Port Auth of NY & NJ Consolidated Bonds, 168th Ser, 4.926%, 10-1-51	2,690	3,349
Port Auth of NY & NJ Consolidated Bonds, Ser 174, 4.458%, 10-1-62	3,000	3,327

		6,676

Washington – 0.1%
Pub Util Dist No. 1, Douglas Cnty, WA, Wells Hydroelec Bonds, Ser 2010A, 5.450%, 9-1-40	1,205	1,588

TOTAL MUNICIPAL BONDS – TAXABLE – 1.1%		$12,274
(Cost: $10,411)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS
Mortgage-Backed Obligations – 11.9%
Federal Home Loan Mortgage Corp. Agency REMIC/CMO:
3.777%, 12-25-30 (A)	5,000	4,063
5.300%, 1-15-33	43	50
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month U.S. LIBOR plus 280 bps), 6.427%, 5-25-28 (B)	3,700	3,481
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month U.S. LIBOR plus 330 bps), 4.927%, 10-25-27 (B)	15,000	14,399
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month U.S. LIBOR plus 380 bps), 5.427%, 3-25-29 (B)	4,000	3,709
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month U.S. LIBOR plus 445 bps), 5.397%, 4-25-30 (B)	1,250	620
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month U.S. LIBOR plus 455 bps), 6.177%, 10-25-24 (B)	1,896	1,797
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month U.S. LIBOR plus 515 bps), 6.777%, 11-25-28 (B)	3,110	2,943

146	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	IVY SECURIAN CORE BOND FUND (in thousands)

MARCH 31, 2020

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal	Value
Mortgage-Backed Obligations (Continued)
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month U.S. LIBOR plus 555 bps), 7.177%, 7-25-28 (B)	$6,400	$6,160
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month U.S. LIBOR plus 95 bps), 2.577%, 10-25-29 (B)	5,700	4,232
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (Mortgage spread to 30-year U.S. Treasury index), 4.000%, 8-25-56 (A)(B)	1,466	1,346
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (Mortgage spread to 7-year U.S. Treasury index), 4.000%, 7-25-56 (B)	5,830	5,333
Federal Home Loan Mortgage Corp. Fixed Rate Participation Certificates:
3.500%, 5-25-45	3,003	2,975
3.000%, 10-25-46	1,113	1,076
Federal National Mortgage Association Agency REMIC/CMO (1-Month U.S. LIBOR plus 300 bps), 4.627%, 10-25-29 (B)	3,000	2,656
Federal National Mortgage Association Agency REMIC/CMO (1-Month U.S. LIBOR plus 365 bps), 5.277%, 9-25-29 (B)	2,350	1,696
Federal National Mortgage Association Agency REMIC/CMO (1-Month U.S. LIBOR plus 430 bps), 5.247%, 2-25-25 (B)	1,659	1,561
Federal National Mortgage Association Agency REMIC/CMO (1-Month U.S. LIBOR plus 440 bps), 5.347%, 1-25-24 (B)	3,652	3,401
Federal National Mortgage Association Agency REMIC/CMO (1-Month U.S. LIBOR plus 445 bps), 5.397%, 1-25-29 (B)	5,561	5,307
Federal National Mortgage Association Agency REMIC/CMO (1-Month U.S. LIBOR plus 550 bps), 7.127%, 9-25-29 (B)	2,650	1,645
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
3.000%, 9-1-22	168	176
5.000%, 7-1-23	37	40
6.000%, 8-1-23	36	38
5.500%, 2-1-24	18	19
4.500%, 4-1-25	64	68
3.500%, 11-1-25	149	157
3.500%, 6-1-26	256	270
2.500%, 11-1-27	557	578
6.000%, 8-1-29	21	23
7.500%, 5-1-31	12	13
7.000%, 9-1-31	3	4
7.000%, 11-1-31	55	65
6.500%, 12-1-31	5	6
6.500%, 2-1-32	54	65
7.000%, 2-1-32	39	47

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal	Value
Mortgage-Backed Obligations (Continued)
7.000%, 3-1-32	$60	$73
6.500%, 4-1-32	9	11
6.500%, 5-1-32	15	17
6.500%, 7-1-32	6	7
6.500%, 8-1-32	10	11
6.000%, 9-1-32	10	12
6.500%, 9-1-32	22	25
6.000%, 10-1-32	194	223
6.500%, 10-1-32	21	25
6.000%, 11-1-32	150	173
3.500%, 12-1-32	1,031	1,109
6.000%, 3-1-33	218	248
5.500%, 4-1-33	183	207
6.000%, 4-1-33	5	6
5.500%, 5-1-33	13	15
6.000%, 6-1-33	31	34
6.500%, 8-1-33	9	10
6.000%, 10-1-33	35	39
6.000%, 12-1-33	50	58
5.500%, 1-1-34	39	44
5.500%, 1-1-34	37	42
6.000%, 1-1-34	23	26
5.000%, 3-1-34	11	12
5.500%, 3-1-34	17	19
5.500%, 4-1-34	13	14
5.000%, 5-1-34	8	8
6.000%, 8-1-34	38	43
5.500%, 9-1-34	124	138
6.000%, 9-1-34	38	44
6.500%, 9-1-34	82	95
5.500%, 11-1-34	116	128
6.000%, 11-1-34	69	77
6.500%, 11-1-34	4	4
5.000%, 12-1-34	210	233
5.500%, 1-1-35	123	139
5.500%, 1-1-35	21	23
5.500%, 2-1-35	327	369
5.500%, 2-1-35	32	36
6.500%, 3-1-35	87	102
5.500%, 4-1-35	89	100
4.500%, 5-1-35	131	143
5.500%, 6-1-35	3	4
4.500%, 7-1-35	106	116
5.000%, 7-1-35	235	260
5.000%, 7-1-35	50	56
5.500%, 7-1-35	40	46
5.500%, 8-1-35	5	5
5.500%, 10-1-35	164	187
5.500%, 11-1-35	75	85
5.000%, 2-1-36	21	24
5.500%, 2-1-36	27	31
6.500%, 2-1-36	24	27
5.500%, 9-1-36	115	130
5.500%, 11-1-36	43	48
6.000%, 11-1-36	28	33
6.000%, 1-1-37	24	27
6.000%, 5-1-37	57	66
5.500%, 6-1-37	32	37
6.000%, 8-1-37	35	40
7.000%, 10-1-37	15	16
5.000%, 4-1-38	114	128
6.000%, 10-1-38	83	96

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal	Value
Mortgage-Backed Obligations (Continued)
4.500%, 6-1-39	$77	$85
5.000%, 12-1-39	214	242
5.500%, 12-1-39	119	135
5.000%, 3-1-40	485	538
4.500%, 10-1-40	370	403
4.000%, 12-1-40	575	622
3.500%, 4-1-41	1,075	1,154
4.000%, 4-1-41	786	857
4.500%, 4-1-41	1,154	1,277
5.000%, 4-1-41	118	132
4.500%, 7-1-41	582	638
4.000%, 8-1-41	473	511
4.000%, 9-1-41	674	732
4.000%, 10-1-41	801	871
3.500%, 11-1-41	2,040	2,191
3.500%, 1-1-42	562	604
3.500%, 8-1-42	1,206	1,295
3.000%, 9-1-42	1,349	1,427
3.500%, 1-1-43	661	709
3.500%, 2-1-43	899	971
3.000%, 5-1-43	1,846	1,952
4.000%, 1-1-44	755	834
4.000%, 4-1-44	1,786	1,933
3.500%, 5-1-45	1,439	1,534
3.500%, 6-1-45	1,059	1,131
3.500%, 7-1-45	1,126	1,200
3.500%, 8-1-45	1,829	1,949
3.500%, 9-1-45	984	1,046
3.000%, 1-1-46	2,740	2,896
4.000%, 2-1-47	659	709
Government National Mortgage Association Agency REMIC/CMO:
0.643%, 7-16-40 (E)	12	—	*
0.004%, 6-17-45 (E)	181	—	*
Government National Mortgage Association Fixed Rate Pass-Through Certificates:
6.250%, 7-15-24	25	26
4.000%, 8-20-31	436	469
5.000%, 7-15-33	79	87
5.000%, 7-15-34	60	67
5.500%, 12-15-34	84	95
5.000%, 1-15-35	92	103
3.250%, 11-20-35	496	527
5.000%, 12-15-35	156	174
4.000%, 6-20-36	687	739
5.500%, 7-15-38	83	95
5.500%, 10-15-38	109	125
5.500%, 2-15-39	17	19
5.000%, 12-15-39	85	97
5.000%, 1-15-40	530	586
4.500%, 6-15-40	253	285
5.000%, 7-15-40	118	132
4.000%, 12-20-40	340	375
4.000%, 1-15-41	384	416
4.000%, 10-15-41	216	234
3.500%, 10-20-43	986	1,053
4.000%, 12-20-44	327	356
3.500%, 2-20-45	1,503	1,597
3.000%, 3-15-45	2,285	2,420
3.500%, 4-20-46	560	595

2020	ANNUAL REPORT	147

SCHEDULE OF INVESTMENTS	IVY SECURIAN CORE BOND FUND (in thousands)

MARCH 31, 2020

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal		Value
Mortgage-Backed Obligations (Continued)
U.S. Department of Veterans Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust, Series 1995-1, Class 2, 7.793%, 2-15-25	$7		$7
U.S. Dept of Veterans Affairs, Gtd REMIC Pass-Through Certs, Vendee Mortgage Trust, Series 1995-1, Class 1 (Mortgage spread to 3-year U.S. Treasury index), 6.336%, 2-15-25 (B)	30		33
Uniform Mortgage Back Security:
5.000%, 4-1-23	59		62
3.500%, 8-1-26	257		271
2.500%, 3-1-28	310		324
2.500%, 4-1-28	286		299
5.000%, 5-1-29	23		25
3.500%, 5-1-32	767		825
6.500%, 9-1-32	19		23
6.000%, 11-1-33	28		32
5.500%, 5-1-34	242		276
6.500%, 5-1-34	77		91
5.500%, 6-1-34	67		75
5.000%, 9-1-34	—	*	—	*
5.500%, 9-1-34	2		2
5.500%, 10-1-34	105		119
5.500%, 7-1-35	32		37
5.000%, 8-1-35	28		31
5.500%, 10-1-35	34		39
5.000%, 11-1-35	71		78
5.000%, 12-1-35	17		19
6.500%, 7-1-36	7		8
7.000%, 12-1-37	21		25
5.500%, 3-1-38	119		136
5.500%, 2-1-39	151		169
5.000%, 11-1-39	74		83
5.000%, 1-1-40	459		510
5.000%, 4-1-40	133		146
5.000%, 8-1-40	130		144

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal	Value
Mortgage-Backed Obligations (Continued)
4.000%, 10-1-40	$323	$348
4.000%, 11-1-40	464	510
4.500%, 1-1-41	374	409
4.000%, 2-1-41	881	956
4.000%, 3-1-41	287	314
4.500%, 3-1-41	209	229
4.500%, 4-1-41	590	646
4.000%, 6-1-41	334	366
4.000%, 8-1-41	166	179
4.000%, 11-1-41	2,476	2,679
3.000%, 8-1-42	795	840
3.500%, 8-1-42	811	871
3.000%, 1-1-43	992	1,050
3.000%, 2-1-43	1,210	1,284

		131,443

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 11.9%		$131,443
(Cost: $140,700)

UNITED STATES GOVERNMENT OBLIGATIONS
Treasury Obligations – 23.4%
U.S. Treasury Bonds:
5.375%, 2-15-31 (F)	4,940	7,346
3.000%, 2-15-48	13,563	18,775
2.250%, 8-15-49 (C)	25,915	31,529
2.375%, 11-15-49	16,102	20,097
U.S. Treasury Notes:
1.375%, 4-30-20	10,000	10,010
1.375%, 5-31-20	8,220	8,237
1.625%, 12-31-21	5,000	5,122
1.375%, 1-31-22	10,000	10,210
1.125%, 2-28-22	4,150	4,220
0.375%, 3-31-22	10,500	10,528
1.125%, 2-28-25 (C)	5,000	5,186
0.500%, 3-31-25	51,750	52,077

UNITED STATES GOVERNMENT OBLIGATIONS (Continued)	Principal	Value
Treasury Obligations (Continued)
1.125%, 2-28-27 (C)	$23,110	$24,023
0.625%, 3-31-27	4,675	4,701
1.500%, 2-15-30	36,940	39,823
U.S. Treasury STRIPS, 0.000%, 2-15-49 (G)	10,550	6,987

		258,871

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 23.4%		$258,871
(Cost: $242,031)

SHORT-TERM SECURITIES	Shares
Money Market Funds (I) – 1.5%
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares, 0.390% (H)	2,399	2,399
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.310%	14,137	14,137

		16,536

TOTAL SHORT-TERM SECURITIES – 1.5%		$16,536
(Cost: $16,536)

TOTAL INVESTMENT SECURITIES – 100.7%		$1,112,005
(Cost: $1,141,950)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.7)%		(7,744)

NET ASSETS – 100.0%		$1,104,261

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2020 the total value of these securities amounted to $299,640 or 27.1% of net assets.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2020. Description of the reference rate and spread, if applicable, are included in the security description.

(C)	All or a portion of securities with an aggregate value of $15,998 are on loan.

(D)	Step bond that pays an initial coupon rate for the first period and then a higher or lower coupon rate for the following periods. Interest rate disclosed is that which is in effect at March 31, 2020.

(E)	Interest-only security. Amount shown as principal represents notional amount for computation of interest.

(F)	All or a portion of securities with an aggregate value of $4,238 have been pledged as collateral on open futures contracts.

(G)	Zero coupon bond.

(H)	Investment made with cash collateral received from securities on loan.

(I)	Rate shown is the annualized 7-day yield at March 31, 2020.

148	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	IVY SECURIAN CORE BOND FUND (in thousands)

MARCH 31, 2020

The following futures contracts were outstanding at March 31, 2020 (contracts unrounded):

Description	Type	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury Ultra Long Bond	Short	66	6-30-20	6,600	$(14,644)	$(1,360)
U.S. 10-Year Ultra Treasury Note	Short	316	6-30-20	31,600	(49,306)	(2,793)
U.S. 30-Year Treasury Bond	Long	550	6-30-20	55,000	98,484	7,325
U.S. 5-Year Treasury Note	Long	708	7-6-20	70,800	88,755	2,902

					$123,289	$6,074

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Asset-Backed Securities	$—	$152,379	$—
Corporate Debt Securities	—	368,685	—
Mortgage-Backed Securities	—	171,817	—
Municipal Bonds	—	12,274	—
United States Government Agency Obligations	—	131,443	—
United States Government Obligations	—	258,871	—
Short-Term Securities	16,536	—	—
Total	$16,536	$1,095,469	$—
Futures Contracts	$10,227	$—	$—

Liabilities
Futures Contracts	$4,153	$—	$—

The following acronyms are used throughout this schedule:

CMO = Collateralized Mortgage Obligation

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

REIT = Real Estate Investment Trust

REMIC = Real Estate Mortgage Investment Conduit

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	149

MANAGEMENT DISCUSSION	IVY SMALL CAP CORE FUND

(UNAUDITED)

Kenneth G. Gau

Below, Kenneth G. Gau, portfolio manager of Ivy Small Cap Core Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2020. Mr. Gau has managed the Fund since 2014, and has 26 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended March 31, 2020
Ivy Small Cap Core Fund (Class A shares at net asset value)	-23.13%
Ivy Small Cap Core Fund (Class A shares, including sales charges)	-27.56%

Benchmark and Morningstar Category
Russell 2000 Index	-23.99%
(Generally reflects the performance of small-company stocks)
Morningstar Small Blend Category Average	-26.41%
(Generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fee and expenses while index returns do not include any such fees. The performance discussion below is at net asset value (NAV).

Key Factors

The fiscal year ended March 31, 2020, was full of uncertainty, as shifts in sentiment related to the ongoing trade dispute between the U.S. and China marked inflection points in the market that culminated in an agreement to a first phase of a deal in December 2019. As the calendar turned to 2020, a new risk emerged as a novel coronavirus (COVID-19) began to spread from its origination point in central China across the globe, severely impairing economies in its wake, as governments moved to contain its spread via quarantines, lockdowns and stay-at-home orders. U.S. markets reacted swiftly, with the CBOE Volatility Index spiking above 80 and the Russell 2000 Index, the Fund’s benchmark, posting one of its worst quarters ever, declining greater than 30% and putting the benchmark’s fiscal year return down 24%. All sectors declined, with all but utilities retreating by more than 10%, and the more highly levered and higher beta stocks getting hit disproportionately harder.

The soft landing the Federal Reserve (Fed) was trying to engineer with three interest rate cuts between July — November 2019, rapidly turned into crisis management in March. Throughout the year, the federal funds rate was cut by 225 basis points (bps) in total and is now back to its lower bound. Global central banks have taken similar action and unleashed massive liquidity into their respective markets to combat seizures in funding markets stemming from virus-related shutdowns. In addition, fiscal programs — some exceeding 10% of gross domestic product (GDP) in certain countries, including the U.S. — have been launched to attempt help both businesses and consumers bridge the gap until daily life can return to some semblance of normalcy

While China’s economy has reopened to some extent, there still remains uncertainty as to whether all is clear. While the rest of the world does not have a command economy like China, which has allowed them to have tighter restrictions, the sooner they show that COVID-19 is completely under control should give a clearer template for what others might expect. Ultimately, it would appear that no one will feel completely safe until a vaccine is discovered.

Contributors and Detractors

While the Fund outperformed its benchmark and finished in the top quartile of its peers, for the fiscal year ending March 31, 2020, the swings in relative performance throughout the period were more than we would typically care to stomach. The fiscal year was marked by three fairly distinct regimes: April through August, September through February, and March.

During the first period ending in August 2019, the Fund was positioned extremely well for the environment, as the rate of the U.S. 10-year Treasury was falling, and the market was coveting defensive names and growth technology. Being that we were over indexed to these characteristics and our stock selection was solid, we were extremely well positioned, which drove outperformance.

In September, the complexion of the market changed as the U.S. 10-year Treasury spiked higher, which triggered a sharp rotation in the types of stocks that led the benchmark. The blend of lower volatility, and higher growth names that led the market in the first part of the year gave way to smaller, more cyclical, and in many cases, lower-quality stocks for the remainder of 2019; basically it was the inverse of the type of securities that worked through September. This rotation took a toll on the relative performance of the Fund, as the lead developed versus the benchmark through late summer dwindled to a slight loss by the end of February 2020. While a good portion of the performance drag during this period was attributable

150	ANNUAL REPORT	2020

to the types of names we held, we also experienced several stock-specific issues, with the biggest drag coming from Vonage Holdings Corporation (execution, competition) and Grand Canyon Education, Inc. (execution, political concerns.)

Lastly, the rapid and violent drawdown in March 2020 once again led to some outperformance by the Fund, though not as much as we would like. Some stock-specific issues at the top of the portfolio created headwinds and the unique circumstances surrounding the drawdown meant some stocks typically considered defensive turned out not to be in this environment.

While pleased with our relative outperformance, particularly at a time when a large percentage of peers lagged the benchmark, our neutral contribution from stock selection over the past 12 months is not the result we would typically expect. From a sector perspective, positive attribution was generated out of communication services (+1.21%), energy (+1.02%), and consumer staples (+0.81%) with drags coming from financials (-2.40%), information technology (-0.43%) and consumer discretionary (-0.37%.)

Outlook

Coming into the final quarter of the fiscal year, we were of the belief that we were late in the economic cycle. We now think that the impact of the COVID-19 outbreak has clearly put us into a recession. We think the depth of this downturn will be determined by a combination of the length and severity of the virus spread and whether monetary and fiscal stimulus can effectively bridge us to the other side.

Our view is the economic damage brought about by the efforts to contain the virus will not be easily undone and will take some time to completely become apparent. Everyone is still digesting how this will impact their lives going forward. This is also happening with businesses. There are still a vast number of unanswered questions that need to be answered in the months ahead.

Our approach is to remain defensive while opportunistically adding to higher quality, yet more economically sensitive names that have been battered in the selloff. We will come out the other side, and it is true that the punishment in the small-cap arena has been dramatic, but bear markets seldom are resolved in short order. Independent of what the market holds, we believe our process of identifying quality, underappreciated companies — coupled with thoughtful portfolio construction — can set us up to perform well against our peers and benchmark over time.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges; your sales charges could be lower.

Past performance is not a guarantee of future results. The value of the Fund’s shares will change, and you could lose money on your investment.

Investing in small-cap growth and value stocks may carry more risk than investing in stocks of larger, more well-established companies. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general. Value stocks are stocks of companies that may have experienced adverse developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Fund’s manager, undervalued. Such security may never reach what the manager believes to be its full value, or such security’s value may decrease. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of Ivy Small Cap Core Fund.

2020	ANNUAL REPORT	151

PORTFOLIO HIGHLIGHTS	IVY SMALL CAP CORE FUND

ALL DATA IS AS OF MARCH 31, 2020 (UNAUDITED)

Asset Allocation

Stocks	95.2%
Information Technology	19.5%
Health Care	16.6%
Industrials	13.0%
Financials	12.7%
Consumer Staples	8.9%
Consumer Discretionary	6.5%
Materials	6.3%
Real Estate	3.7%
Communication Services	3.7%
Utilities	3.3%
Energy	1.0%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	4.8%

Top 10 Equity Holdings

Company	Sector	Industry
Nomad Foods Ltd.	Consumer Staples	Packaged Foods & Meats
Chemed Corp.	Health Care	Health Care Services
Encompass Health Corp.	Health Care	Health Care Facilities
Switch, Inc., Class A	Information Technology	IT Consulting & Other Services
Cardtronics plc, Class A	Information Technology	Data Processing & Outsourced Services
Kemper Corp.	Financials	Multi-Line Insurance
Cogent Communications Group, Inc.	Communication Services	Alternative Carriers
Agree Realty Corp.	Real Estate	Retail REITs
TreeHouse Foods, Inc.	Consumer Staples	Packaged Foods & Meats
Knight Transportation, Inc.	Industrials	Trucking

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

152	ANNUAL REPORT	2020

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY SMALL CAP CORE FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E	Class I	Class N	Class R	Class T	Class Y
1-year period ended 3-31-20	-27.56%	-26.85%	-23.62%	-24.83%	-22.74%	-22.72%	-23.32%	-24.87%	-23.08%
5-year period ended 3-31-20	-0.10%	0.05%	0.42%	0.87%	1.52%	1.64%	0.88%	—	1.22%
10-year period ended 3-31-20	5.40%	5.16%	5.29%	6.11%	6.52%	—	—	—	6.22%
Since Inception of Class through 3-31-20(5)	—	—	—	—	—	2.86%	5.80%	-6.37%	—

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A, Class E and Class T Shares carry a maximum front-end sales load of 5.75%, 2.50% and 2.50%, respectively. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	7-31-14 for Class N shares, 12-19-12 for Class R shares and 7-5-17 for Class T shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2020	ANNUAL REPORT	153

SCHEDULE OF INVESTMENTS	IVY SMALL CAP CORE FUND (in thousands)

MARCH 31, 2020

COMMON STOCKS	Shares	Value
Communication Services

Alternative Carriers – 3.7%
Cogent Communications Group, Inc.	179	$14,703
Vonage Holdings Corp. (A)	660	4,775

		19,478

Total Communication Services – 3.7%		19,478
Consumer Discretionary

Apparel, Accessories & Luxury Goods – 2.0%
Columbia Sportswear Co.	152	10,629

Auto Parts & Equipment – 1.5%
Visteon Corp. (A)	158	7,604

Homebuilding – 1.3%
TopBuild Corp. (A)	97	6,953

Leisure Facilities – 0.8%
Vail Resorts, Inc.	26	3,897

Leisure Products – 0.9%
Polaris, Inc.	93	4,468

Total Consumer Discretionary – 6.5%		33,551
Consumer Staples

Packaged Foods & Meats – 8.9%
Nomad Foods Ltd. (A)	1,459	27,075
Sanderson Farms, Inc.	51	6,321
TreeHouse Foods, Inc. (A)	290	12,786

		46,182

Total Consumer Staples – 8.9%		46,182
Energy

Oil & Gas Exploration & Production – 1.0%
Magnolia Oil & Gas Corp.(A) (B)	1,265	5,059

Total Energy – 1.0%		5,059
Financials

Consumer Finance – 1.8%
Encore Capital Group, Inc. (A)	396	9,251

Financial Exchanges & Data – 2.3%
Morningstar, Inc.	101	11,762

Multi-Line Insurance – 4.0%
Assurant, Inc.	52	5,462
Kemper Corp.	209	15,535

		20,997

Regional Banks – 3.9%
First Horizon National Corp.	446	3,594
TCF Financial Corp.	506	11,475
Webster Financial Corp.	236	5,399

		20,468

COMMON STOCKS (Continued)	Shares	Value
Thrifts & Mortgage Finance – 0.7%
MGIC Investment Corp.	579	$3,675

Total Financials – 12.7%		66,153
Health Care

Biotechnology – 0.7%
Exact Sciences Corp. (A)	67	3,902

Health Care Equipment – 2.7%
Integer Holdings Corp. (A)	78	4,898
NuVasive, Inc. (A)	83	4,223
Tandem Diabetes Care, Inc. (A)	75	4,823

		13,944

Health Care Facilities – 4.2%
Encompass Health Corp.	340	21,749

Health Care Services – 5.4%
Chemed Corp.	58	25,293
Teladoc Health, Inc. (A)	19	2,890

		28,183

Health Care Supplies – 1.7%
Haemonetics Corp. (A)	87	8,686

Health Care Technology – 1.7%
Change Healthcare, Inc. (A)	306	3,061
Omnicell, Inc. (A)	85	5,606

		8,667

Pharmaceuticals – 0.2%
Intersect ENT, Inc. (A)	110	1,301

Total Health Care – 16.6%		86,432
Industrials

Building Products – 0.6%
Trex Co., Inc. (A)	43	3,451

Electrical Components & Equipment – 1.9%
nVent Electric plc	575	9,697

Environmental & Facilities Services – 0.8%
Clean Harbors, Inc. (A)	78	4,028

Industrial Machinery – 2.9%
Crane Co.	166	8,186
RBC Bearings, Inc. (A)	61	6,840

		15,026

Research & Consulting Services – 3.5%
FTI Consulting, Inc. (A)	50	5,950
ICF International, Inc.	177	12,144

		18,094

Security & Alarm Services – 0.9%
Brink’s Co. (The)	94	4,877

COMMON STOCKS (Continued)	Shares	Value
Trucking – 2.4%
Knight Transportation, Inc.	378	$12,404

Total Industrials – 13.0%		67,577
Information Technology

Application Software – 1.0%
Q2 Holdings, Inc. (A)	88	5,208

Data Processing & Outsourced Services – 5.6%
Cardtronics plc, Class A (A)	832	17,411
EVERTEC, Inc.	363	8,242
EVO Payments, Inc., Class A (A)	212	3,238

		28,891

Electronic Components – 1.2%
Knowles Corp. (A)	480	6,420

Electronic Equipment & Instruments – 2.1%
Coherent, Inc. (A)	105	11,147

IT Consulting & Other Services – 4.1%
Switch, Inc., Class A	1,486	21,450

Semiconductor Equipment – 2.3%
Brooks Automation, Inc.	267	8,140
Enphase Energy, Inc. (A)	120	3,861

		12,001

Semiconductors – 1.0%
First Solar, Inc. (A)	138	4,977

Systems Software – 2.2%
Varonis Systems, Inc. (A)	182	11,557

Total Information Technology – 19.5%		101,651
Materials

Diversified Chemicals – 1.0%
Huntsman Corp.	351	5,068

Diversified Metals & Mining – 2.3%
Compass Minerals International, Inc.	313	12,058

Fertilizers & Agricultural Chemicals – 2.0%
Scotts Miracle-Gro Co. (The)	99	10,166

Specialty Chemicals – 1.0%
Element Solutions, Inc. (A)	642	5,371

Total Materials – 6.3%		32,663
Real Estate

Hotel & Resort REITs – 0.5%
Ryman Hospitality Properties, Inc.	80	2,855

Industrial REITs – 0.5%
STAG Industrial, Inc.	115	2,583

154	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	IVY SMALL CAP CORE FUND (in thousands)

MARCH 31, 2020

COMMON STOCKS (Continued)	Shares	Value
Retail REITs – 2.7%
Agree Realty Corp.	223	$13,812

Total Real Estate – 3.7%		19,250
Utilities

Electric Utilities – 1.3%
ALLETE, Inc.	64	3,861
Portland General Electric Co.	66	3,187

		7,048

COMMON STOCKS (Continued)	Shares	Value
Gas Utilities – 2.0%
ONE Gas, Inc.	123	$10,256

Total Utilities – 3.3%		17,304

TOTAL COMMON STOCKS – 95.2%		$495,300
(Cost: $577,407)

SHORT-TERM SECURITIES	Shares	Value
Money Market Funds (C) – 3.7%
State Street Institutional U.S. Government Money Market Fund—Premier Class, 0.310%	19,270	$19,270

TOTAL SHORT-TERM SECURITIES – 3.7%		$19,270
(Cost: $19,270)

TOTAL INVESTMENT SECURITIES – 98.9%		$514,570
(Cost: $596,677)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 1.1%		5,719

NET ASSETS – 100.0%		$520,289

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	All or a portion of securities with an aggregate value of $520 are on loan.

(C)	Rate shown is the annualized 7-day yield at March 31, 2020.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$495,300	$—	$—
Short-Term Securities	19,270	—	—
Total	$514,570	$—	$—

The following acronym is used throughout this schedule:

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	155

MANAGEMENT DISCUSSION	IVY SMALL CAP GROWTH FUND

(UNAUDITED)

Timothy J. Miller

Kenneth G. McQuade

Brad Halverson

Below, Bradley P. Halverson, CFA, Kenneth G. McQuade and Timothy J. Miller, CFA, co-portfolio managers of Ivy Small Cap Growth Fund, discuss positioning, performance and results for the fiscal year ended March 31, 2020. Mr. Miller has managed the Fund since 2010, and has 41 years of investment experience. Mr. Halverson and Mr. McQuade assumed co-manager responsibility in 2016. Mr. McQuade has 24 years of industry experience, and Mr. Halverson has 18 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended March 31, 2020
Ivy Small Cap Growth Fund (Class A shares at net asset value)	-17.35%
Ivy Small Cap Growth Fund (Class A shares including sales charges)	-22.11%

Benchmark and Morningstar Category
Russell 2000 Growth Index	-18.58%
(Generally reflects the performance of small-company growth stocks)
Morningstar Small Growth Category Average	-17.66%
(Generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value (NAV).

Key Drivers

The fiscal year period ending March 31, 2020, was as tumultuous a period as we have experienced in years. Consider some of the macro factors that occurred. The U.S.-China trade war with tariffs imposed on $250 billion of Chinese imports and a brief trade spat with Mexico that was quickly reversed. In fall 2019, after the first Federal Reserve (Fed) interest rate reduction, the U.S. Treasury 2-year bond vs. 10-year bond yield curve inverts for the first time since 2007. A yield curve inversion has been a harbinger of each U.S. recession for the past 50 years.

This was followed by the impeachment hearings against President Donald Trump, as well as a historic “Brexit” deal approved by the U.K. Parliament, which led to the market feeling jittery. Trade talks with China led to a cooling of tensions, culminating in confirmation of the first phase of an agreement, which sent the stock market soaring in the last quarter of 2019.

Coming into calendar year 2020, economic momentum remains very strong as the ISM manufacturing index moves back above 50, the housing market accelerates, and job growth remains robust. The stock market responds favorably and then the black swan arrives: the coronavirus (COVID-19) sends the global economy into turmoil and the stock market into a downward tailspin.

After generating calendar year 2019 returns in the mid 20% range, the sharp correction in the latter half of first quarter 2020 turned the fiscal year performance of the Russell 2000 Growth Index, the Fund’s benchmark, down 18.6%.

Contributors and Detractors

For the 12 month period ended March 31, 2020, the Fund delivered a negative return, but outperformed its benchmark. A review of the Fund’s performance for the period showed outperformance in the first part of the fiscal year, lagging the benchmark during the end of calendar 2019, and a return to outperformance in the final quarter of the period. The period of underperformance reflected a benchmark return that was driven by an odd combination of value stocks and biotech stocks. The Fund also had a few self-inflicted wounds during this period, but was able to more than recover in the final quarter of the fiscal year.

Our sector analysis for the period revealed health care outperformed the benchmark, but declined on an absolute basis. The defensive nature of the sector was a relative benefit due to earlier concerns of economic growth and later, global virus developments. Service and data information areas generally were the largest outperformers. One example is Teladoc Health, Inc., which is transforming doctor visits — which average 1 billion office visits a year — into more cost-effective and convenient telehealth sessions in the home. This holding grew sales over 25% and the stock more than doubled. Medical devices underperformed mostly due to a time out in valuations post previous strong periods. The largest health care segment, biotechnology, performed in-line.

156	ANNUAL REPORT	2020

Overshadowing the outlook for the health care sector is the impact of COVID-19. The massive disruption caused by the pandemic has increased demand for some sector segments along with reduced regulations. However, non-essential procedures and quarantines have also negatively affected a massive swath of health care companies. Navigating through these puts and takes without ignoring the longer-term secular trends has been our main objective. As a result, we maintain our interest in the shift and even more obvious need to more cost-effective settings and procedures, like ambulatory, in-office and home-based treatments. We continue to gravitate to novel products and services that facilitate the trend away from costly hospitals and make healthcare most efficient.

The information technology sector was a strong contributor for much of the year. However, that performance was negated by the COVID-19 impact starting in late February, causing the sector to be a relatively flat contributor for the period. Given the abrupt nature of the crisis, companies with strong balance sheets, defensible market positions and delivering mission critical and work-from-home capabilities performed the best. Names linked to cybersecurity and data centers in IT Services and well diversified analog names in semiconductors all contributed, while the overall software segment was a slight underperformer, mostly due to the Fund’s overweight stance within the industry.

The strongest contributor was Five9, Inc., a leading provider of cloud contact center software, performed well and was boosted towards the end of the period as work-from-home conditions appear to be accelerating sales cycles for their cloud solutions. We believe this remains a core position in the Fund and could present multi-year growth opportunities ahead.

Looking forward, we remain committed to investing in sustainable growth concepts within the information technology sector. In the coming months, we expect IT budget priorities will temporarily shift away from the enduring digital transformation themes in favor of near-term priorities as companies adjust to immediate impacts of the economy largely shut down. However, we believe the trends toward automation, security and data analytics is likely to remain intact and could intensify as the environment normalizes. We will seek to take advantage of weakness in both existing names and new opportunities in the current environment.

The balance of the portfolio was a mixed bag for the year. The financials and real estate sectors were a bright spot, but were offset by weakness from the cyclical sectors: consumer discretionary, industrials and a small weight in energy. The latter three were mostly impacted late in the period as the COVID-19 spread weighed heavily on economic conditions. Standouts in financials included eHealth, Inc., Houlihan Lokey, Inc. and Hamilton Lane, Inc. eHealth, Inc. delivered another stellar earnings performance in calendar 2019, with revenue more than doubling for the year and adjusted operating margin also doubling to 25.7%. The company’s Medicare Advantage applications nearly doubled in the key fourth quarter sign-up season, solidifying the incredible growth and market share story for this company.

During the period, the Fund swapped out positions of one mergers and acquisitions (M&A) advisory firm, Evercore, Inc., into Houlihan Lokey, Inc. We believe this firm is a smaller, but better positioned company for the volatile environment we are facing. Houlihan Lokey, Inc. is a broad-based M&A advisory firm but its key specialty is in restructuring. During the great financial crisis, the firm’s restructuring business doubled in one year and allowed the company to grow through the entire recessionary period. It has maintained a leading position in restructuring and the stock is currently performing well. We believe this bodes well for the company in the near term. Finally, Hamilton Lane, Inc. is a smaller private equity firm we believe is also well funded and could possibly take advantage of opportunities during this current environment.

The cyclical sectors have borne the brunt of pain during this phase of the market. With retail stores, restaurants, theme parks and all forms of entertainment shut down, it is unfortunate to see the damage done to many of the stocks in the consumer discretionary sector. There is very little place to hide here, and the Fund slightly lagged the benchmark for the period. On the downside were companies like SeaWorld Entertainment, Inc., Boot Barn Holdings, Inc. and Hilton Grand Vacations, Inc., all of which are vulnerable to “shelter in place” orders.

The most disappointing stock in the Fund came from a more defensive industry: education services. Grand Canyon Education, Inc. had delivered nothing but stellar results, but its attempt to separate the for-profit company from the not-for-profit university ran into a negative ruling from the U.S. Department of Education. This spooked investors and legitimately stalled the company’s efforts to grow the for-profit services side of the business. We decided to liquidate the Fund’s position. Weakness in these holdings was partially offset by a substantial gain and then timely sale of Carvana Company, as well as the consistent outperformance of Pool Corporation.

Outlook

The strategy for fiscal year 2021 will be a challenge given the uncertainty of the magnitude and duration of the coronavirus impact on the global economy. The key attributes for us with the Fund during this period include a balance of defensive and aggressive positions from a portfolio perspective.

2020	ANNUAL REPORT	157

At the individual security level, we continue to place emphasis on strong balance sheets and high quality business models. Equally important to those characteristics is an ability to manage through the crisis and be positioned to resume growth once it recedes. We are not looking for the bombed-out cyclicals that may get a large, initial recovery trade.

The COVID-19 outbreak will impact some secular trends, so it is crucial to identify the true growth companies that can possibly weather the storm and provide multi-year returns in excess of peers. The best example here is the acceleration of telemedicine, which has surged during the crisis and is likely to become a standard of care once we are past the crisis.

Other trends we believe are likely to regain momentum include remote work and remote school, which will likely continue to generate strong demand for the infrastructure performance of existing technology networks and the software applications that run on them.

Performance shown at NAV does not include the effects of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges, your sales charges could be lower.

Past performance is not a guarantee of future results. The value of the Fund’s shares will change, and you could lose money on your investment.

The Fund may invest in derivative instruments, primarily total return swaps, futures on domestic equity indexes and options, both written and purchased, in an attempt to increase exposure to various equity sectors and markets or to hedge market risk on individual equity securities.

Investing in small-cap stocks may carry more risk than investing in stocks of larger, more well-established companies. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Small Cap Growth Fund.

158	ANNUAL REPORT	2020

PORTFOLIO HIGHLIGHTS	IVY SMALL CAP GROWTH FUND

ALL DATA IS AS OF MARCH 31, 2020 (UNAUDITED)

Asset Allocation

Stocks	94.6%
Health Care	25.7%
Information Technology	24.5%
Industrials	16.9%
Consumer Discretionary	9.8%
Financials	8.8%
Communication Services	3.2%
Real Estate	3.1%
Consumer Staples	2.6%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	5.4%

Top 10 Equity Holdings

Company	Sector	Industry
Teladoc Health, Inc.	Health Care	Health Care Services
Five9, Inc.	Information Technology	Application Software
Digital Realty Trust, Inc.	Real Estate	Specialized REITs
Mercury Computer Systems, Inc.	Industrials	Aerospace & Defense
eHealth, Inc.	Financials	Insurance Brokers
Proofpoint, Inc.	Information Technology	Systems Software
Monolithic Power Systems, Inc.	Information Technology	Semiconductors
Wingstop, Inc.	Consumer Discretionary	Restaurants
Houlihan Lokey, Inc.	Financials	Investment Banking & Brokerage
Insulet Corp.	Health Care	Health Care Equipment

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2020	ANNUAL REPORT	159

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY SMALL CAP GROWTH FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E	Class I	Class N	Class R	Class T	Class Y
1-year period ended 3-31-20	-22.11%	-21.03%	-17.94%	-19.46%	-16.99%	-17.01%	-17.60%	-19.27%	-17.36%
5-year period ended 3-31-20	2.66%	2.89%	3.18%	3.33%	4.26%	4.36%	3.60%	—	3.95%
10-year period ended 3-31-20	8.89%	8.72%	8.81%	9.20%	9.97%	—	9.29%	—	9.67%
Since Inception of Class through 3-31-20(5)	—	—	—	—	—	6.41%	—	-0.15%	—

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A, Class E and Class T Shares carry a maximum front-end sales load of 5.75%, 2.50% and 2.50%, respectively. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	7-31-14 for Class N shares and 7-5-17 for Class T shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

160	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	IVY SMALL CAP GROWTH FUND (in thousands)

MARCH 31, 2020

COMMON STOCKS	Shares	Value
Communication Services

Alternative Carriers – 1.2%
8x8, Inc. (A)	1,616	$22,397

Broadcasting – 2.0%
Gray Television, Inc. (A)	759	8,156
Nexstar Broadcasting Group, Inc.	545	31,469

		39,625

Total Communication Services – 3.2%		62,022
Consumer Discretionary

Apparel Retail – 0.2%
Boot Barn Holdings, Inc. (A)	312	4,030

Auto Parts & Equipment – 1.0%
Fox Factory Holding Corp. (A)	427	17,947

Casinos & Gaming – 1.5%
Churchill Downs, Inc.	216	22,205
Monarch Casino & Resort, Inc. (A)	243	6,814

		29,019

Distributors – 0.7%
Pool Corp.	68	13,384

Homebuilding – 2.2%
Installed Building Products, Inc. (A)	612	24,414
TopBuild Corp. (A)	248	17,744

		42,158

Hotels, Resorts & Cruise Lines – 0.4%
Hilton Grand Vacations, Inc. (A)	509	8,035

Leisure Facilities – 0.7%
SeaWorld Entertainment, Inc. (A)	1,177	12,972

Leisure Products – 0.9%
Malibu Boats, Inc., Class A (A)	614	17,663

Restaurants – 2.2%
Wingstop, Inc.	531	42,322

Total Consumer Discretionary – 9.8%		187,530
Consumer Staples

Packaged Foods & Meats – 2.6%
J&J Snack Foods Corp.	150	18,109
Nomad Foods Ltd. (A)	1,722	31,954
TreeHouse Foods, Inc. (A)	20	862

		50,925

Total Consumer Staples – 2.6%		50,925
Financials

Asset Management & Custody Banks – 0.9%
Hamilton Lane, Inc., Class A	317	17,528

Consumer Finance – 0.5%
First Cash Financial Services, Inc.	132	9,441

COMMON STOCKS (Continued)	Shares	Value
Insurance Brokers – 2.4%
eHealth, Inc. (A)	328	$46,155

Investment Banking & Brokerage – 3.2%
Houlihan Lokey, Inc.	723	37,679
LPL Investment Holdings, Inc.	450	24,510

		62,189

Regional Banks – 1.8%
Prosperity Bancshares, Inc.	305	14,704
Seacoast Banking Corp. of Florida (A)	1,035	18,952

		33,656

Total Financials – 8.8%		168,969
Health Care

Biotechnology – 1.1%
Vericel Corp.(A)(B)	2,388	21,899

Health Care Distributors – 1.6%
PetIQ, Inc. (A)	1,280	29,737

Health Care Equipment – 7.4%
Insulet Corp. (A)	227	37,547
iRhythm Technologies, Inc. (A)	219	17,780
NovoCure Ltd. (A)	220	14,816
Penumbra, Inc. (A)	188	30,352
Tactile Systems Technology, Inc. (A)	747	29,983
Veracyte, Inc. (A)	511	12,418

		142,896

Health Care Services – 7.2%
AMN Healthcare Services, Inc. (A)	546	31,548
LHC Group, Inc. (A)	258	36,238
Teladoc Health, Inc.(A) (C)	459	71,204

		138,990

Health Care Supplies – 2.8%
Haemonetics Corp. (A)	298	29,676
STAAR Surgical Co. (A)	760	24,521

		54,197

Health Care Technology – 4.6%
CareDx, Inc. (A)	1,442	31,488
HMS Holdings Corp. (A)	1,247	31,499
Omnicell, Inc. (A)	386	25,324

		88,311

Managed Health Care – 1.0%
HealthEquity, Inc. (A)	373	18,881

Total Health Care – 25.7%		494,911
Industrials

Aerospace & Defense – 2.7%
Mercury Computer Systems, Inc. (A)	724	51,653

COMMON STOCKS (Continued)	Shares	Value
Air Freight & Logistics – 1.5%
Air Transport Services Group, Inc. (A)	1,521	$27,802

Building Products – 1.3%
PGT Innovations, Inc. (A)	841	7,059
Simpson Manufacturing Co., Inc.	62	3,870
Trex Co., Inc. (A)	183	14,662

		25,591

Electrical Components & Equipment – 0.9%
EnerSys	351	17,382

Environmental & Facilities Services – 1.4%
Clean Harbors, Inc. (A)	516	26,487

Industrial Machinery – 5.6%
Crane Co.	393	19,314
John Bean Technologies Corp.	424	31,489
RBC Bearings, Inc. (A)	165	18,647
Timken Co. (The)	607	19,632
Woodward, Inc.	312	18,543

		107,625

Security & Alarm Services – 1.3%
Brink’s Co. (The)	477	24,836

Trucking – 2.2%
Knight Transportation, Inc.	1,127	36,976
Saia, Inc. (A)	82	6,046

		43,022

Total Industrials – 16.9%		324,398
Information Technology

Application Software – 12.2%
Envestnet, Inc. (A)	447	24,042
Five9, Inc. (A)	829	63,394
Globant S.A. (A)	334	29,378
HubSpot, Inc. (A)	124	16,575
Mimecast Ltd. (A)	1,014	35,804
Paycom Software, Inc. (A)	64	12,889
Q2 Holdings, Inc. (A)	515	30,434
Smartsheet, Inc., Class A (A)	548	22,740

		235,256

Communications Equipment – 1.3%
Viavi Solutions, Inc. (A)	2,190	24,549

Data Processing & Outsourced Services – 0.7%
EVO Payments, Inc., Class A (A)	957	14,646

Electronic Equipment & Instruments – 1.3%
Coherent, Inc. (A)	236	25,142

IT Consulting & Other Services – 1.3%
Booz Allen Hamilton Holding Corp.	371	25,462

Semiconductor Equipment – 1.1%
Enphase Energy, Inc. (A)	637	20,563

2020	ANNUAL REPORT	161

SCHEDULE OF INVESTMENTS	IVY SMALL CAP GROWTH FUND (in thousands)

MARCH 31, 2020

COMMON STOCKS (Continued)	Shares	Value
Semiconductors – 2.3%
Monolithic Power Systems, Inc.	260	$43,566

Systems Software – 4.3%
Proofpoint, Inc. (A)	441	45,287
Varonis Systems, Inc. (A)	579	36,855

		82,142

Total Information Technology – 24.5%		471,326
Real Estate

Health Care REITs – 0.4%
Community Healthcare Trust, Inc.	168	6,440

COMMON STOCKS (Continued)	Shares	Value
Specialized REITs – 2.7%
Digital Realty Trust, Inc.	378	$52,569

Total Real Estate – 3.1%		59,009

TOTAL COMMON STOCKS – 94.6%		$1,819,090
(Cost: $1,601,603)

SHORT-TERM SECURITIES	Shares	Value
Money Market Funds (D) – 4.5%
State Street Institutional U.S. Government Money Market Fund—Premier Class, 0.310%	87,372	$87,372

TOTAL SHORT-TERM SECURITIES – 4.5%		$87,372
(Cost: $87,372)

TOTAL INVESTMENT SECURITIES – 99.1%		$1,906,462
(Cost: $1,688,975)

CASH AND OTHER ASSETS, NET OF LIABILITIES (E) – 0.9%		16,375

NET ASSETS – 100.0%		$1,922,837

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Deemed to be an affiliate due to the Fund owning at least 5% of the voting securities.

(C)	All or a portion of securities with an aggregate value of $27,672 are on loan.

(D)	Rate shown is the annualized 7-day yield at March 31, 2020.

(E)	Cash of $13,390 has been pledged as collateral on open OTC swap agreements.

The following total return swap agreements were outstanding at March 31, 2020:

Underlying Security	Long/Short	Counterparty	Maturity Date	Notional Amount	Financing Fee(1)(2)	Value	Upfront Payments/ (Receipts)	Unrealized Depreciation
Biotech Custom Index	Long	Goldman Sachs International	07/02/2020	$64,942	1-Month LIBOR plus 2.5 bps	$(13,993)	$—	$(13,993)

(1)

The Fund pays the financing fee multiplied by the notional amount if long on the swap agreement. If the Fund is short on the swap agreement, the Fund receives the financing fee multiplied by the notional amount.

(2)

At the termination date, a net cash flow is exchanged where the market-linked total return is equivalent to the return of the underlying security less a financing rate, if any. If the Fund is long on the swap agreement, the Fund would receive payments on any net positive total return, and would owe payments in the event of a negative total return. If the Fund is short on the swap agreement, the Fund would owe payments on any net positive total return, and would receive payments in the event of a negative total return.

The following table represents security positions within the total return basket swap as of March 31, 2020:

Reference Entity	Shares	Notional Amount	Value	% of Value
Global Blood Therapeutics, Inc.	14	$3,400	$(733)	5.2%
Repligen Corp.	7	2,961	(638)	4.7
ACADIA Pharmaceuticals, Inc.	15	2,873	(619)	4.4
Iovance Biotherapeutics, Inc.	16	2,219	(478)	3.4
Acceleron Pharma, Inc.	5	2,121	(457)	3.3
Blueprint Medicines Corp.	7	1,845	(398)	2.8
Momenta Pharmaceuticals, Inc.	14	1,725	(372)	2.7

Reference Entity	Shares	Notional Amount	Value	% of Value
Emergent BioSolutions, Inc.	6	$1,723	$(371)	2.7%
Arrowhead Pharmaceuticals, Inc.	13	1,710	(368)	2.6
Halozyme Therapeutics, Inc.	20	1,664	(358)	2.6
PTC Therapeutics, Inc.	8	1,648	(355)	2.5
FibroGen, Inc.	10	1,565	(337)	2.4
Ultragenyx Pharmaceutical, Inc.	8	1,564	(337)	2.4
Immunomedics, Inc.	22	1,391	(300)	2.1
Amicus Therapeutics, Inc.	32	1,376	(296)	2.1

Reference Entity	Shares	Notional Amount	Value	% of Value
MyoKardia, Inc.	6	$1,329	$(286)	2.0%
Mirati Therapeutics, Inc.	3	1,248	(269)	1.9
Arena Pharmaceuticals, Inc.	6	1,087	(234)	1.8
Natera, Inc.	8	1,068	(230)	1.6
Intercept Pharmaceuticals, Inc.	3	994	(214)	1.5
Ironwood Pharmaceuticals, Inc.	21	987	(213)	1.5
Ra Pharmaceuticals, Inc.	4	960	(207)	1.5

162	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	IVY SMALL CAP GROWTH FUND (in thousands)

MARCH 31, 2020

Reference Entity	Shares	Notional Amount	Value	% of Value
Axsome Therapeutics, Inc.	3	$896	$(193)	1.4%
PaciraBioSciences, Inc.	6	876	(189)	1.3
Xencor, Inc.	6	872	(188)	1.3
Apellis Pharmaceuticals, Inc.	7	833	(179)	1.3
Insmed, Inc.	11	805	(174)	1.2
Reata Pharmaceuticals, Inc.	1	786	(169)	1.2
Invitae Corp.	12	765	(165)	1.2
Corcept Therapeutics, Inc.	14	755	(163)	1.2
Veracyte, Inc.	7	748	(161)	1.2
Fate Therapeutics, Inc.	7	743	(160)	1.1
Biohaven Pharmaceutical Holding Co. Ltd.	5	741	(160)	1.1
REGENXBIO, Inc.	5	696	(150)	1.1
Zogenix, Inc.	6	685	(148)	1.1
Theravance Biopharma, Inc.	6	657	(142)	1.0
Editas Medicine, Inc.	7	641	(138)	1.0
Dicerna Pharmaceuticals, Inc.	7	611	(132)	0.9
Epizyme, Inc.	8	576	(124)	0.9
Supernus Pharmaceuticals, Inc.	7	574	(124)	0.9
Enanta Pharmaceuticals, Inc.	2	572	(123)	0.9
Heron Therapeutics, Inc.	10	556	(120)	0.9
Denali Therapeutics, Inc.	7	539	(116)	0.8
Esperion Therapeutics, Inc.	3	509	(110)	0.8

Reference Entity	Shares	Notional Amount	Value	% of Value
Allakos, Inc.	2	$494	$(106)	0.8%
Allogene Therapeutics, Inc.	5	488	(105)	0.8
Innoviva, Inc.	9	486	(105)	0.7
NanoString Technologies, Inc.	4	476	(102)	0.7
Exact Sciences Corp.	2	455	(98)	0.7
TG Therapeutics, Inc.	10	446	(96)	0.7
Twist Bioscience Corp.	3	417	(90)	0.6
Aimmune Therapeutics, Inc.	6	408	(88)	0.6
Omeros Corp.	6	403	(87)	0.6
Retrophin, Inc.	6	380	(82)	0.6
Radius Health, Inc.	6	377	(81)	0.6
Codexis, Inc.	7	376	(81)	0.6
Aerie Pharmaceuticals, Inc.	6	372	(80)	0.6
Vanda Pharmaceuticals, Inc.	7	350	(75)	0.5
Amphastar Pharmaceuticals, Inc.	5	343	(74)	0.5
Madrigal Pharmaceuticals, Inc.	1	335	(72)	0.5
Adverum Biotechnologies, Inc.	7	332	(72)	0.5
Sangamo Therapeutics, Inc.	11	332	(72)	0.5
Tricida, Inc.	3	307	(66)	0.5
Portola Pharmaceuticals, Inc.	9	306	(66)	0.5
Phibro Animal Health Corp.	3	302	(65)	0.5
Athenex, Inc.	8	299	(64)	0.5
PetIQ, Inc.	3	281	(61)	0.4
Vericel Corp.	6	260	(56)	0.4

Reference Entity	Shares	Notional Amount	Value	% of Value
Pacific Biosciences of California, Inc.	18	$256	$(55)	0.4%
ZIOPHARM Oncology, Inc.	22	255	(55)	0.4
Cara Therapeutics, Inc.	4	253	(54)	0.4
Heska Corp.	1	251	(54)	0.4
Atara Biotherapeutics, Inc.	6	243	(52)	0.4
ANI Pharmaceuticals, Inc.	1	242	(52)	0.4
UroGen Pharma Ltd.	3	218	(47)	0.3
Amneal Pharmaceuticals, Inc.	13	209	(45)	0.3
Clovis Oncology, Inc.	7	197	(43)	0.3
AnaptysBio, Inc.	3	189	(41)	0.3
Spectrum Pharmaceuticals, Inc.	14	154	(33)	0.2
Accelerate Diagnostics, Inc.	4	146	(31)	0.2
G1 Therapeutics, Inc.	3	143	(31)	0.2
Voyager Therapeutics, Inc.	3	142	(31)	0.2
Stemline Therapeutics, Inc.	6	125	(27)	0.2

			$(13,993)

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$1,819,090	$—	$—
Short-Term Securities	87,372	—	—
Total	$1,906,462	$—	$—
Liabilities
Total Return Swaps	$—	$13,993	$—

The following acronyms are used throughout this schedule:

OTC = Over the Counter

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	163

MANAGEMENT DISCUSSION	IVY VALUE FUND

(UNAUDITED)

Matthew T. Norris

Below, Matthew T. Norris, CFA, portfolio manager of Ivy Value Fund, discusses positioning, performance and results for the fiscal year ended March 31, 2020. He has managed the Fund since 2004 and has 28 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended March 31, 2020
Ivy Value Fund (Class A shares at net asset value)	-18.67%
Ivy Value Fund (Class A shares including sales charges)	-23.35%

Benchmark and Morningstar Category
Russell 1000 Value Index	-17.17%
(generally reflects the performance of large-company value style stocks)
Morningstar Large Value Category Average	-17.73%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value (NAV).

Key drivers

The market was hit by a “black swan” event with the global emergence of the coronavirus early in 2020. U.S. growth was on track to accelerate in 2020, with a number of positives. A trade deal was completed with China in January and business confidence was improving. Job growth was strong in January and February, with unemployment historically low. The stock market reached a new record high.

The emergence of the coronavirus changed everything from record highs to record lows very quickly. Americans went into a shelter-in-place policy, non-essential businesses were closed, and initial jobless claims spiked to 3.28 million near the end of March, four times higher than the previous 1980s record. The oil price collapsed, and most economic indicators were in recessionary territory by the end of March 2020. The stock market followed with a 12.4% drop for the month of March and a 19.6% drop for first quarter 2020. Value stocks did even worse, falling 26.7% for the last quarter of the fiscal period.

The Federal Reserve (Fed) has responded to the crisis by lowering the Federal Funds interest rate to zero, where we suspect it will remain for the foreseeable future. The Fed expanded its balance sheet, by purchasing buying bonds and mortgages to help stabilize fixed-income markets. On March 27, the Coronavirus Aid, Relief and Economic Security (CARES) Act was signed into law, providing 2.2 trillion dollars for affected businesses and individuals.

Our current outlook is poor for the near term, but more positive longer term. We believe the coronavirus situation is temporary, and growth should improve in the back half of 2020 as the economy improves.

The Russell 1000 Value Index, the Fund’s benchmark was down 17.2% for the fiscal year. By comparison, the Fund was down 18.7% during the measurement period. All of the under-performance occurred in March 2020 and the Fund was down by 2.3% for the month. However, market volatility often favors value investing, as many high-quality companies are now trading at depressed prices. We feel optimistic careful buying at these low prices will be rewarded.

Contributors and detractors

The Fund’s best relative sector was information technology, where our investments in Lam Research and Microsoft drove the outperformance. To date, information technology has been relatively immune to the effects of the coronavirus. Lam Research continues to benefit from strong spending for semiconductors and Microsoft continues to do well with its cloud strategy. The Fund’s next best performing sector was consumer discretionary, with Target Corp. doing well as a safe haven in a time when many retail businesses are closed. Walmart Stores, Inc., in the consumer staples sector, experienced similar benefits.

The financials sector was the greatest detractor to Fund performance during the measurement period. Performance for Synchrony Financial, a credit card company holding, fell as consumer spending came to a halt in March. AGNC Investment Corp., our mortgage real estate investment trust holding, was also down over fears of mortgage defaults and extreme volatility in the bond market.

Health care was the second worst performing sector for the Fund in the fiscal year, led by a decline by Hospital Corporation of America (HCA Holdings, Inc.). While America fights the coronavirus, most other elective surgeries are on hold, thus impacting HCA’s bottom line. While the energy sector added relative performance for the measurement period, it held two of the worst names we own, Energy Transfer L.P. and Valero Energy Corp. These stocks declined as oil prices collapsed.

164	ANNUAL REPORT	2020

Our strategy does not attempt to make sector calls, rather focusing primarily on stock selection. We overweight or underweight sectors based on individual stock opportunity, with some limits to control risk or volatility. The Fund is overweight consumer discretionary and information technology, where we continue to find value and yield. In these areas, we have been able to find what we believe are good companies with repeatable business models generating high rates of free cash flow, and low stock prices relative to our estimation of each company’s true intrinsic value. Our underweight positions in health care and real estate is simply due to a lack of compelling ideas.

Outlook

The U.S. economy had enjoyed a long successful run since the end of the 2008 recession. That streak ended in March 2020, and not for an economic reason. This recession will be unlike any we have had in history. Trends in containing and eliminating the coronavirus will be the primary driver of returns in the near term. It is also reasonable to expect some volatility during 2020 as it is an election year.

While the economic forces listed above are currently dominating news flow, our first approach is from the company level. We seek to find quality, growing companies whose stocks are trading below what we consider their intrinsic values. This often is due to short-term negative factors, and we will become larger owners of a company if we feel those negatives are about to dissipate. We continue to search for and make investments one company at a time to seek to benefit clients over the long run.

Performance shown at NAV does not include the effects of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges; your sales charges could be lower.

The Fund may use a variety of derivative instruments for various purposes. The Fund may, at any given time, use options on individual equity securities, in seeking to gain or increase exposure to, or facilitate trading in, certain securities or market sectors. The Fund also may use written options contracts on individual equity securities to enhance return. In addition, the Fund may use futures contracts on domestic equity indexes, in an attempt to hedge market risk on equity securities.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Portfolio’s value and the risk that fluctuations in the value of the derivatives may not correlate with the corresponding securities or fixed income markets or the underlying asset upon which the derivative’s value is based.

Past performance is no guarantee of future results. The value of the Fund’s shares will change, and you could lose money on your investment.

Value stocks are stocks of companies that may have experienced adverse business or industry developments, or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Fund’s manager, undervalued. The value of a security believed by the Fund’s manager to be undervalued may never reach what the manager believes to be its full value, or such security’s value may decrease. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Value Fund.

2020	ANNUAL REPORT	165

PORTFOLIO HIGHLIGHTS	IVY VALUE FUND

ALL DATA IS AS OF MARCH 31, 2020 (UNAUDITED)

Asset Allocation

Stocks	91.2%
Financials	22.2%
Health Care	11.8%
Information Technology	11.1%
Consumer Staples	8.8%
Consumer Discretionary	7.9%
Industrials	7.3%
Communication Services	6.0%
Utilities	6.0%
Energy	5.0%
Materials	3.0%
Real Estate	2.1%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	8.8%

Top 10 Equity Holdings

Company	Sector	Industry
Wal-Mart Stores, Inc.	Consumer Staples	Hypermarkets & Super Centers
Philip Morris International, Inc.	Consumer Staples	Tobacco
CVS Caremark Corp.	Health Care	Health Care Services
Bank of America Corp.	Financials	Diversified Banks
Exelon Corp.	Utilities	Electric Utilities
Comcast Corp., Class A	Communication Services	Cable & Satellite
Fidelity National Information Services, Inc.	Information Technology	Data Processing & Outsourced Services
Allstate Corp. (The)	Financials	Property & Casualty Insurance
Northrop Grumman Corp.	Industrials	Aerospace & Defense
Citigroup, Inc.	Financials	Other Diversified Financial Services

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

166	ANNUAL REPORT	2020

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY VALUE FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E(5)	Class I	Class N	Class R	Class Y
1-year period ended 3-31-20	-23.35%	-22.50%	-19.29%	-20.51%	-18.40%	-18.29%	-18.94%	-18.89%
5-year period ended 3-31-20	-1.07%	-1.06%	-0.59%	-0.17%	0.42%	0.58%	-0.17%	0.09%
10-year period ended 3-31-20	5.11%	4.83%	4.99%	5.74%	6.11%	—	—	5.81%
Since Inception of Class through 3-31-20(6)	—	—	—	—	—	0.82%	4.99%	—

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E Shares carry a maximum front-end sales load of 5.75% and 2.50%, respectively. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	Class E shares are not currently available for investment.

(6)	7-31-14 for Class N shares and 12-19-12 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2020	ANNUAL REPORT	167

SCHEDULE OF INVESTMENTS	IVY VALUE FUND (in thousands)

MARCH 31, 2020

COMMON STOCKS	Shares	Value
Communication Services

Advertising – 2.5%
Omnicom Group, Inc.	403	$22,141

Cable & Satellite – 3.5%
Comcast Corp., Class A	919	31,588

Total Communication Services – 6.0%		53,729
Consumer Discretionary

Automotive Retail – 2.8%
AutoZone, Inc.(A)(B)	29	24,515

General Merchandise Stores – 2.7%
Target Corp.	260	24,162

Home Improvement Retail – 2.4%
Lowe’s Co., Inc.	251	21,593

Total Consumer Discretionary – 7.9%		70,270
Consumer Staples

Hypermarkets & Super Centers – 4.7%
Wal-Mart Stores, Inc.	369	41,933

Tobacco – 4.1%
Philip Morris International, Inc.	502	36,616

Total Consumer Staples – 8.8%		78,549
Energy

Oil & Gas Refining & Marketing – 3.8%
Phillips 66	338	18,110
Valero Energy Corp.	344	15,622

		33,732

Oil & Gas Storage & Transportation – 1.2%
Energy Transfer L.P.	2,437	11,209

Total Energy – 5.0%		44,941
Financials

Asset Management & Custody Banks – 1.9%
Ameriprise Financial, Inc.	170	17,450

Consumer Finance – 3.7%
Capital One Financial Corp.	344	17,321
Synchrony Financial	1,002	16,125

		33,446

Diversified Banks – 4.9%
Bank of America Corp.	1,601	33,993
Bank of New York Mellon Corp. (The)	287	9,666

		43,659

Investment Banking & Brokerage – 1.2%
Morgan Stanley	329	11,199

COMMON STOCKS (Continued)	Shares	Value
Mortgage REITs – 2.8%
AGNC Investment Corp.	2,346	$24,819

Other Diversified Financial Services – 3.0%
Citigroup, Inc.	636	26,801

Property & Casualty Insurance – 3.2%
Allstate Corp. (The)	308	28,225

Reinsurance – 1.5%
Reinsurance Group of America, Inc.	155	13,070

Total Financials – 22.2%		198,669
Health Care

Biotechnology – 2.7%
Amgen, Inc.	119	24,108

Health Care Facilities – 2.3%
HCA Holdings, Inc.	233	20,936

Health Care Services – 3.9%
CVS Caremark Corp.(B)	586	34,738

Pharmaceuticals – 2.9%
GlaxoSmithKline plc ADR	672	25,467

Total Health Care – 11.8%		105,249
Industrials

Aerospace & Defense – 3.0%
Northrop Grumman Corp.	90	27,114

Airlines – 1.0%
Delta Air Lines, Inc.	308	8,778

Electrical Components & Equipment – 3.3%
Eaton Corp.	338	26,226
nVent Electric plc	209	3,518

		29,744

Total Industrials – 7.3%		65,636
Information Technology

Application Software – 2.4%
NXP Semiconductors N.V.	260	21,553

Data Processing & Outsourced Services – 3.2%
Fidelity National Information Services, Inc.	236	28,707

Semiconductor Equipment – 3.0%
Lam Research Corp.	111	26,527

Semiconductors – 2.5%
Broadcom Corp., Class A	96	22,665

Total Information Technology – 11.1%		99,452

COMMON STOCKS (Continued)	Shares	Value
Materials

Diversified Metals & Mining – 1.8%
BHP Billiton Ltd. ADR(C)	430	$15,783

Paper Packaging – 1.2%
Graphic Packaging Holding Co.	924	11,268

Total Materials – 3.0%		27,051
Real Estate

Health Care REITs – 2.1%
Welltower, Inc.	409	18,736

Total Real Estate – 2.1%		18,736
Utilities

Electric Utilities – 6.0%
Duke Energy Corp.	256	20,713
Exelon Corp.	896	32,989

		53,702

Total Utilities – 6.0%		53,702

TOTAL COMMON STOCKS – 91.2%		$815,984
(Cost: $947,211)

SHORT-TERM SECURITIES
Money Market Funds (E) – 11.6%
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares, 0.390%(D)	16,183	16,183
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.310%	87,475	87,475

		103,658

TOTAL SHORT-TERM SECURITIES – 11.6%		$103,658
(Cost: $103,658)

TOTAL INVESTMENT SECURITIES – 102.8%		$919,642
(Cost: $1,050,869)

LIABILITIES, NET OF CASH AND OTHER ASSETS (B) – (2.8)%		(25,125)

NET ASSETS – 100.0%		$894,517

168	ANNUAL REPORT	2020

SCHEDULE OF INVESTMENTS	IVY VALUE FUND (in thousands)

MARCH 31, 2020

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	All or a portion of securities with an aggregate value of $6,145 and cash of $350 are held in collateralized accounts to cover potential obligations with respect to outstanding written options.

(C)	All or a portion of securities with an aggregate value of $15,778 are on loan.

(D)	Investment made with cash collateral received from securities on loan.

(E)	Rate shown is the annualized 7-day yield at March 31, 2020.

The following written options were outstanding at March 31, 2020 (contracts and exercise prices unrounded):

Underlying Security	Counterparty, if OTC	Type	Number of Contracts	Notional Amount	Expiration Month	Exercise Price	Premium Received	Value
AutoZone, Inc.	N/A	Put	30	3	April 2020	$550.00	$24	$(14)
Bank of America Corp.	N/A	Put	1,170	117	April 2020	14.00	48	(22)
Citigroup, Inc.	N/A	Put	611	61	April 2020	27.50	47	(8)
Graphic Packaging Holding Co.	N/A	Put	2,763	276	June 2020	15.00	108	(808)
Lam Research Corp.	N/A	Call	100	10	June 2020	260.00	42	(165)
nVent Electric plc	JPMorgan Chase Bank N.A.	Put	1,575	158	May 2020	25.00	69	(1,339)
Reinsurance Group of America, Inc.	N/A	Put	369	37	July 2020	140.00	139	(2,105)
	UBS AG	Put	373	37	October 2020	135.00	2,910	(1,979)
	JPMorgan Chase Bank N.A.	Put	369	37	October 2020	140.00	196	(2,125)
Welltower, Inc.	N/A	Put	500	50	April 2020	35.00	77	(19)

							$3,660	$(8,584)

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2020. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$815,984	$—	$—
Short-Term Securities	103,658	—	—
Total	$919,642	$—	$—

Liabilities
Written Options	$214	$8,370	$—

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

OTC = Over the Counter

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	169

STATEMENTS OF ASSETS AND LIABILITIES	IVY FUNDS

AS OF MARCH 31, 2020

(In thousands, except per share amounts)	Ivy Core Equity Fund	Ivy Emerging Markets Equity Fund(1)		Ivy Global Bond Fund	Ivy Global Equity Income Fund	Ivy Global Growth Fund	Ivy Government Money Market Fund		Ivy High Income Fund
ASSETS
Investments in unaffiliated securities at value+^	$3,340,684	$1,348,150		$409,366	$546,207	$736,520	$194,149		$3,556,103
Investments in affiliated securities at value+	—	—		—	—	—	—		59,550
Investments at Value	3,340,684	1,348,150		409,366	546,207	736,520	194,149		3,615,653
Cash	—	334		8,811	—	—	—		—
Cash denominated in foreign currencies at value+	—	—	*	—	—	—	—		—
Investment securities sold receivable	48,641	5,863		—	11,213	2,972	—		36,407
Dividends and interest receivable	1,814	3,899		4,468	3,190	1,883	259		70,174
Capital shares sold receivable	894	4,225		156	375	433	3,464		3,739
Receivable from affiliates	45	765		367	33	46	6		52
Receivable from securities lending income – net	—	2		6	1	1	—		36
Prepaid and other assets	124	72		77	53	74	51		154
Total Assets	3,392,202	1,363,310		423,251	561,072	741,929	197,929		3,726,215

LIABILITIES
Cash collateral on securities loaned at value	—	3,995		4,668	—	—	—		3,906
Investment securities purchased payable	10,535	16,247		11,441	19,487	2,021	—		45,060
Capital shares redeemed payable	3,118	3,638		443	692	835	3,197		5,430
Distributions payable	—	—		—	—	—	8		1,544
Independent Trustees and Chief Compliance Officer fees payable	737	106		102	130	188	26		515
Overdraft due to custodian	—	—		—	—	—	—		873
Distribution and service fees payable	18	3		1	2	3	—	*	24
Shareholder servicing payable	456	220		80	119	136	41		606
Investment management fee payable	59	33		7	10	17	2		54
Accounting services fee payable	23	23		11	16	18	6		23
Other liabilities	27	95		68	22	23	10		25
Total Liabilities	14,973	24,360		16,821	20,478	3,241	3,290		58,060
Commitments and Contingencies (See Note 2 and Note 13)
Total Net Assets	$3,377,229	$1,338,950		$406,430	$540,594	$738,688	$194,639		$3,668,155

NET ASSETS
Capital paid in (shares authorized – unlimited)	$2,992,053	$1,552,019		$496,208	$580,675	$647,250	$194,634		$5,851,303
Accumulated earnings gain (loss)	385,176	(213,069)		(89,778)	(40,081)	91,438	5		(2,183,148)
Total Net Assets	$3,377,229	$1,338,950		$406,430	$540,594	$738,688	$194,639		$3,668,155

CAPITAL SHARES OUTSTANDING:
Class A	205,313	14,701		18,416	26,941	9,748	159,713		247,900
Class B	453	59		60	218	14	902		3,169
Class C	3,795	3,210		672	1,030	166	16,935		75,583
Class E	1,033	16		N/A	432	4	8,859		1,293
Class I	63,893	51,223		22,079	25,093	8,955	N/A		251,739
Class N	2,316	12,317		2,506	1,834	406	8,226		10,911
Class R	35	569		67	55	21	N/A		7,663
Class T	N/A	14		N/A	N/A	N/A	N/A		36
Class Y	1,771	1,927		91	468	65	N/A		22,471

NET ASSET VALUE PER SHARE:
Class A	$11.73	$15.61		$9.26	$9.64	$37.75	$1.00		$5.91
Class B	$9.16	$12.66		$9.26	$9.64	$30.52	$1.00		$5.91
Class C	$9.63	$13.31		$9.26	$9.64	$31.11	$1.00		$5.91
Class E	$11.67	$15.86		N/A	$9.64	$38.07	$1.00		$5.91
Class I	$13.47	$16.13		$9.26	$9.64	$38.63	N/A		$5.91
Class N	$13.50	$16.22		$9.26	$9.65	$38.85	$1.00		$5.91
Class R	$11.62	$15.44		$9.24	$9.65	$37.32	N/A		$5.91
Class T	N/A	$15.63		N/A	N/A	N/A	N/A		$5.91
Class Y	$13.00	$15.92		$9.26	$9.64	$37.95	N/A		$5.91

+COST
Investments in unaffiliated securities at cost	$2,992,297	$1,231,873		$446,559	$582,122	$635,862	$194,149		$4,633,340
Investments in affiliated securities at cost	—	—		—	—	—	—		94,808
Cash denominated in foreign currencies at cost	—	—		—	—	—	—		—
^Securities loaned at value	—	5,106		5,240	12,839	—	—		18,023

*	Not shown due to rounding.
(1)	Consolidated Statement of Assets and Liabilities (See Note 5 in Notes to Financial Statements).

See Accompanying Notes to Financial Statements.

170	ANNUAL REPORT	2020

STATEMENTS OF ASSETS AND LIABILITIES	IVY FUNDS

AS OF MARCH 31, 2020

(In thousands, except per share amounts)	Ivy International Core Equity Fund	Ivy Large Cap Growth Fund		Ivy Limited- Term Bond Fund		Ivy Managed International Opportunities Fund		Ivy Mid Cap Growth Fund	Ivy Mid Cap Income Opportunities Fund	Ivy Municipal Bond Fund
ASSETS
Investments in unaffiliated securities at value+^	$2,719,045	$4,023,523		$1,126,437		$151		$3,958,844	$607,739	$755,867
Investments in affiliated securities at value+	—	—		—		137,659		—	—	—
Investments at Value	2,719,045	4,023,523		1,126,437		137,810		3,958,844	607,739	755,867
Cash	—	—		—	*	—		—	1,269	—
Cash denominated in foreign currencies at value+	17,740	—		—		—		—	—	—
Investment securities sold receivable	26,093	14,697		—		187		10,090	—	—
Dividends and interest receivable	23,317	2,411		6,142		—	*	439	946	8,799
Capital shares sold receivable	4,052	3,595		1,082		123		6,989	3,297	487
Receivable from affiliates	2,638	1,136		2		24		2,782	761	168
Unrealized appreciation on forward foreign currency contracts	3,597	—		—		—		—	—	—
Receivable from securities lending income – net	39	—	*	2		—		16	1	—
Prepaid and other assets	111	122		70		59		100	55	66
Total Assets	2,796,632	4,045,484		1,133,735		138,203		3,979,260	614,068	765,387

LIABILITIES
Cash collateral on securities loaned at value	17,037	—		2,483		—		1,050	—	—
Investment securities purchased payable	38,810	37,096		5,184		—		1,220	2,698	568
Capital shares redeemed payable	7,765	12,448		950		154		5,228	1,265	484
Distributions payable	—	—		112		—		—	—	121
Independent Trustees and Chief Compliance Officer fees payable	304	456		103		17		405	14	133
Distribution and service fees payable	6	16		4		—	*	16	1	4
Shareholder servicing payable	423	527		146		9		602	92	73
Investment management fee payable	62	68		14		—	*	88	14	11
Accounting services fee payable	23	23		23		3		23	18	18
Written options at value+	—	—		—		—		4,874	—	—
Other liabilities	79	30		120		8		30	13	11
Total Liabilities	64,509	50,664		9,139		191		13,536	4,115	1,423
Commitments and Contingencies (See Note 2 and Note 13)
Total Net Assets	$2,732,123	$3,994,820		$1,124,596		$138,012		$3,965,724	$609,953	$763,964

NET ASSETS
Capital paid in (shares authorized – unlimited)	$3,651,717	$2,503,576		$1,136,246		$171,758		$2,816,484	$718,247	$718,194
Accumulated earnings gain (loss)	(919,594)	1,491,244		(11,650)		(33,746)		1,149,240	(108,294)	45,770
Total Net Assets	$2,732,123	$3,994,820		$1,124,596		$138,012		$3,965,724	$609,953	$763,964

CAPITAL SHARES OUTSTANDING:
Class A	24,248	94,324		35,224		5,781		62,379	10,145	38,835
Class B	99	370		140		18		380	N/A	50
Class C	6,568	4,336		2,659		177		7,839	1,374	1,347
Class E	416	981		508		53		513	204	N/A
Class I	110,776	83,086		52,419		11,459		77,721	36,470	25,087
Class N	46,171	4,837		11,920		31		10,398	5,918	75
Class R	3,533	681		70		62		2,145	245	N/A
Class T	13	N/A		N/A		N/A		N/A	N/A	N/A
Class Y	13,161	1,222		520		19		9,181	1,163	39

NET ASSET VALUE PER SHARE:
Class A	$13.29	$20.52		$10.87		$7.80		$22.28	$10.98	$11.68
Class B	$11.62	$14.29		$10.87		$7.49		$16.81	N/A	$11.68
Class C	$11.65	$15.94		$10.87		$7.53		$18.26	$10.93	$11.68
Class E	$13.40	$20.45		$10.87		$7.82		$21.64	$10.98	N/A
Class I	$13.39	$21.90		$10.87		$7.87		$24.41	$10.99	$11.68
Class N	$13.43	$22.05		$10.87		$7.88		$24.63	$10.99	$11.68
Class R	$13.29	$19.43		$10.87		$7.75		$21.54	$10.96	N/A
Class T	$13.29	N/A		N/A		N/A		N/A	N/A	N/A
Class Y	$13.39	$21.18		$10.87		$7.81		$23.45	$10.98	$11.68

+COST
Investments in unaffiliated securities at cost	$3,243,981	$2,626,474		$1,117,133		$151		$3,152,387	$702,662	$702,344
Investments in affiliated securities at cost	—	—		—		165,539		—	—	—
Cash denominated in foreign currencies at cost	17,807	—		—		—		—	—	—
Written options premiums received at cost	—	—		—		—		4,038	—	—
^Securities loaned at value	36,196	—		4,368		—		14,703	—	—

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	171

STATEMENTS OF ASSETS AND LIABILITIES	IVY FUNDS

AS OF MARCH 31, 2020

(In thousands, except per share amounts)	Ivy Municipal High Income Fund	Ivy Pzena International Value Fund		Ivy Securian Core Bond Fund	Ivy Small Cap Core Fund	Ivy Small Cap Growth Fund	Ivy Value Fund
ASSETS
Investments in unaffiliated securities at value+^	$1,039,761	$204,750		$1,112,005	$514,570	$1,884,563	$919,642
Investments in affiliated securities at value+	—	—		—	—	21,899	—
Investments at Value	1,039,761	204,750		1,112,005	514,570	1,906,462	919,642
Cash	—	—		6,578	—	—	—
Cash denominated in foreign currencies at value+	—	524		—	—	—	—
Restricted cash	—	—		—	—	13,390	350
Investment securities sold receivable	—	—		69,450	8,137	28,486	—
Dividends and interest receivable	15,720	2,434		5,773	530	539	2,488
Capital shares sold receivable	1,174	142		1,470	2,739	4,177	875
Receivable from affiliates	229	—		709	412	727	—
Receivable from securities lending income – net	—	2		6	2	5	33
Variation margin receivable	—	—		318	—	—	—
Prepaid and other assets	80	54		81	67	77	87
Total Assets	1,056,964	207,906		1,196,390	526,457	1,953,863	923,475

LIABILITIES
Cash collateral on securities loaned at value	—	456		2,399	—	—	16,183
Investment securities purchased payable	—	1,565		87,297	4,860	13,234	2,600
Capital shares redeemed payable	2,049	234		1,040	1,125	2,999	1,267
Distributions payable	281	—		150	—	—	—
Independent Trustees and Chief Compliance Officer fees payable	149	97		86	44	310	124
Distribution and service fees payable	6	—	*	2	1	8	2
Shareholder servicing payable	98	39		150	96	401	149
Investment management fee payable	15	4		15	12	44	17
Accounting services fee payable	22	8		23	14	23	22
Swap agreements, at value	—	—		—	—	13,993	—
Variation margin payable	—	—		944	—	—	—
Written options at value+	—	—		—	—	—	8,584
Other liabilities	5	13		23	16	14	10
Total Liabilities	2,625	2,416		92,129	6,168	31,026	28,958
Commitments and Contingencies (See Note 2 and Note 13)
Total Net Assets	$1,054,339	$205,490		$1,104,261	$520,289	$1,922,837	$894,517

NET ASSETS
Capital paid in (shares authorized – unlimited)	$1,135,808	$297,716		$1,124,454	$621,894	$1,739,806	$1,005,871
Accumulated earnings gain (loss)	(81,469)	(92,226)		(20,193)	(101,605)	183,031	(111,354)
Total Net Assets	$1,054,339	$205,490		$1,104,261	$520,289	$1,922,837	$894,517

CAPITAL SHARES OUTSTANDING:
Class A	125,203	4,072		18,967	8,884	59,347	14,925
Class B	590	8		89	56	318	56
Class C	16,348	91		1,341	1,803	5,139	515
Class E	N/A	N/A		387	12	634	9
Class I	72,831	6,500		70,718	21,541	42,056	30,870
Class N	265	7,414		12,690	4,170	8,620	6,673
Class R	N/A	19		129	1,163	3,371	14
Class T	N/A	N/A		N/A	14	14	N/A
Class Y	1,131	59		957	545	5,290	9

NET ASSET VALUE PER SHARE:
Class A	$4.87	$11.08		$10.49	$12.88	$13.27	$16.79
Class B	$4.87	$9.71		$10.49	$10.02	$8.65	$15.25
Class C	$4.87	$10.28		$10.49	$10.85	$9.92	$16.02
Class E	N/A	N/A		$10.49	$13.47	$13.11	$16.88
Class I	$4.87	$11.37		$10.49	$14.10	$18.51	$16.88
Class N	$4.87	$11.40		$10.49	$14.22	$18.63	$16.94
Class R	N/A	$11.06		$10.49	$12.78	$12.89	$16.74
Class T	N/A	N/A		N/A	$12.91	$13.32	N/A
Class Y	$4.87	$11.26		$10.49	$13.62	$17.17	$16.77

+COST
Investments in unaffiliated securities at cost	$1,094,121	$296,749		$1,141,950	$596,677	$1,648,041	$1,050,869
Investments in affiliated securities at cost	—	—		—	—	40,934	—
Cash denominated in foreign currencies at cost	—	520		—	—	—	—
Written options premiums received at cost	—	—		—	—	—	3,660
^Securities loaned at value	—	1,556		15,998	520	27,672	15,778

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

172	ANNUAL REPORT	2020

STATEMENTS OF OPERATIONS	IVY FUNDS

FOR THE YEAR ENDED MARCH 31, 2020

(In thousands)	Ivy Core Equity Fund	Ivy Emerging Markets Equity Fund(1)	Ivy Global Bond Fund	Ivy Global Equity Income Fund	Ivy Global Growth Fund	Ivy Government Money Market Fund	Ivy High Income Fund
INVESTMENT INCOME
Dividends from unaffiliated securities	$59,430	$41,984	$75	$29,693	$14,029	$—	$4,741
Foreign dividend withholding tax	(65)	(5,103)	—	(2,427)	(886)	—	—
Interest and amortization from unaffiliated securities	893	390	20,680	279	540	3,252	366,705
Interest and amortization from affiliated securities	—	—	—	—	—	—	4,208
Foreign interest withholding tax	—	—	— *	—	—	—	—
Securities lending income – net	169	72	35	88	108	—	568
Total Investment Income	60,427	37,343	20,790	27,633	13,791	3,252	376,222

EXPENSES
Investment management fee	25,880	15,928	2,946	5,278	7,978	552	25,428
Distribution and service fees:
Class A	7,361	788	498	895	1,136	—	4,617
Class B	64	15	8	36	7	10	314
Class C	483	625	73	165	77	85	6,156
Class E	35	1	N/A	13	— *	—	23
Class R	3	65	4	3	6	N/A	295
Class T	N/A	1	N/A	N/A	N/A	N/A	1
Class Y	84	104	2	17	10	N/A	526
Shareholder servicing:
Class A	3,492	787	512	782	887	355	2,530
Class B	32	9	6	13	5	1	63
Class C	109	122	19	36	23	8	693
Class E	42	— *	N/A	22	— *	15	36
Class I	1,748	1,906	404	566	728	N/A	3,219
Class N	5	74	4	3	3	1	12
Class R	2	34	2	2	3	N/A	151
Class T	N/A	— *	N/A	N/A	N/A	N/A	— *
Class Y	57	66	2	12	8	N/A	347
Registration fees	144	156	98	118	110	110	234
Custodian fees	72	625	17	64	55	9	63
Independent Trustees and Chief Compliance Officer fees	789	107	71	73	156	12	408
Accounting services fee	275	278	142	210	236	69	279
Professional fees	76	64	49	40	44	23	164
Third-party valuation service fees	— *	20	— *	10	7	—	— *
Commitment and interest expense for borrowing	—	—	—	—	—	—	261
Other	259	170	52	72	100	24	330
Total Expenses	41,012	21,945	4,909	8,430	11,579	1,274	46,150
Less:
Expenses in excess of limit	(106)	(1,597)	(824)	(129)	(135)	(13)	(174)
Total Net Expenses	40,906	20,348	4,085	8,301	11,444	1,261	45,976
Net Investment Income	19,521	16,995	16,705	19,332	2,347	1,991	330,246

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	306,908	(71,533)	(5,732)	8,052	(8,906)	4	(11,927)
Investments in affiliated securities	—	—	—	—	—	—	33
Forward foreign currency contracts	—	—	—	—	—	—	215
Foreign currency exchange transactions	(33)	(763)	65	(114)	(56)	—	3
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	(397,665)	(242,615)	(20,838)	(127,779)	(86,316)	—	(805,548)
Investments in affiliated securities	—	—	—	—	—	—	(21,947)
Forward foreign currency contracts	—	—	—	—	—	—	(2)
Foreign currency exchange transactions	—	(165)	— *	5	3	—	3
Net Realized and Unrealized Gain (Loss)	(90,790)	(315,076)	(26,505)	(119,836)	(95,275)	4	(839,170)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(71,269)	$(298,081)	$(9,800)	$(100,504)	$(92,928)	$1,995	$(508,924)

*	Not shown due to rounding.
(1)	Consolidated Statement of Operations (See Note 5 in Notes to Financial Statements).

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	173

STATEMENTS OF OPERATIONS	IVY FUNDS

FOR THE YEAR ENDED MARCH 31, 2020

(In thousands)	Ivy International Core Equity Fund	Ivy Large Cap Growth Fund	Ivy Limited- Term Bond Fund	Ivy Managed International Opportunities Fund	Ivy Mid Cap Growth Fund	Ivy Mid Cap Income Opportunities Fund	Ivy Municipal Bond Fund
INVESTMENT INCOME
Dividends from unaffiliated securities	$138,997	$41,812	$—	$—	$29,813	$22,589	$616
Dividends from affiliated securities	—	—	—	4,149	—	—	—
Foreign dividend withholding tax	(12,214)	(84)	—	—	—	—	—
Interest and amortization from unaffiliated securities	6,055	966	32,354	6	1,345	392	29,065
Securities lending income – net	1,029	146	10	—	211	25	—
Total Investment Income	133,867	42,840	32,364	4,155	31,369	23,006	29,681

EXPENSES
Investment management fee	36,569	28,196	5,420	89	38,886	6,591	4,132
Distribution and service fees:
Class A	1,263	5,551	940	154	4,243	382	1,178
Class B	24	80	24	3	117	N/A	9
Class C	1,292	842	372	20	1,945	191	177
Class E	18	53	13	1	33	7	N/A
Class R	477	90	3	3	309	17	N/A
Class T	1	N/A	N/A	N/A	N/A	N/A	N/A
Class Y	818	87	17	1	702	42	1
Shareholder servicing:
Class A	1,234	2,544	534	57	2,548	273	341
Class B	11	24	8	1	35	N/A	1
Class C	213	148	55	3	285	34	23
Class E	34	54	12	— *	46	— *	N/A
Class I	4,057	3,358	995	23	3,952	863	492
Class N	172	14	16	— *	69	17	— *
Class R	241	46	1	— *	158	9	N/A
Class T	— *	N/A	N/A	N/A	N/A	N/A	N/A
Class Y	543	55	12	1	437	28	1
Registration fees	205	182	160	102	194	135	106
Custodian fees	350	57	18	5	61	19	16
Independent Trustees and Chief Compliance Officer fees	293	443	79	12	399	38	130
Accounting services fee	278	275	275	44	275	211	217
Professional fees	94	81	43	28	83	37	41
Third-party valuation service fees	21	—	—	—	— *	—	—
Other	339	257	84	25	332	58	50
Total Expenses	48,547	42,437	9,081	572	55,109	8,952	6,915
Less:
Expenses in excess of limit	(5,666)	(2,348)	(6)	(54)	(5,755)	(1,461)	(416)
Total Net Expenses	42,881	40,089	9,075	518	49,354	7,491	6,499
Net Investment Income (Loss)	90,986	2,751	23,289	3,637	(17,985)	15,515	23,182

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	(185,201)	537,176	11,479	—	619,232	(13,615)	1,573
Investments in affiliated securities	—	—	—	(2,187)	—	—	—
Distributions of realized capital gains from affiliated securities	—	—	—	306	—	—	—
Futures contracts	—	—	—	—	—	—	(3,461)
Written options	137	—	—	—	(2,226)	—	—
Forward foreign currency contracts	(8,632)	—	—	—	—	—	—
Foreign currency exchange transactions	(1,307)	—	—	—	(59)	—	—
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	(503,308)	(413,560)	2,615	— *	(854,461)	(166,351)	(830)
Investments in affiliated securities	—	—	—	(31,745)	—	—	—
Futures contracts	—	—	—	—	—	—	526
Written options	—	—	—	—	(836)	—	—
Forward foreign currency contracts	24,409	—	—	—	—	—	—
Foreign currency exchange transactions	(336)	—	—	—	—	—	—
Net Realized and Unrealized Gain (Loss)	(674,238)	123,616	14,094	(33,626)	(238,350)	(179,966)	(2,192)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(583,252)	$126,367	$37,383	$(29,989)	$(256,335)	$(164,451)	$20,990

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

174	ANNUAL REPORT	2020

STATEMENTS OF OPERATIONS	IVY FUNDS

FOR THE YEAR ENDED MARCH 31, 2020

(In thousands)	Ivy Municipal High Income Fund	Ivy Pzena International Value Fund	Ivy Securian Core Bond Fund	Ivy Small Cap Core Fund	Ivy Small Cap Growth Fund	Ivy Value Fund
INVESTMENT INCOME
Dividends from unaffiliated securities	$43	$10,776	$—	$7,676	$8,633	$30,114
Foreign dividend withholding tax	—	(886)	—	—	—	(44)
Interest and amortization from unaffiliated securities	54,500	90	37,512	312	2,226	835
Securities lending income – net	—	51	51	101	287	94
Total Investment Income	54,543	10,031	37,563	8,089	11,146	30,999

EXPENSES
Investment management fee	5,930	2,686	5,498	6,053	21,157	7,516
Distribution and service fees:
Class A	1,652	168	486	418	2,622	878
Class B	46	2	14	13	53	14
Class C	951	17	127	309	766	127
Class E	N/A	N/A	9	— *	26	— *
Class R	N/A	1	8	93	308	2
Class T	N/A	N/A	N/A	1	1	N/A
Class Y	16	3	19	33	330	— *
Shareholder servicing:
Class A	422	253	385	394	1,962	696
Class B	7	3	5	6	27	8
Class C	80	4	25	60	167	28
Class E	N/A	N/A	15	— *	42	— *
Class I	653	173	1,144	703	1,755	962
Class N	— *	12	22	25	32	16
Class R	N/A	1	4	48	158	1
Class T	N/A	N/A	N/A	— *	— *	N/A
Class Y	11	3	13	23	209	1
Registration fees	105	97	152	137	174	118
Custodian fees	14	37	20	23	13	18
Independent Trustees and Chief Compliance Officer fees	129	34	76	43	235	107
Accounting services fee	267	100	269	189	278	273
Professional fees	66	39	56	41	62	44
Third-party valuation service fees	—	16	5	—	—	—
Commitment and interest expense for borrowing	63	—	—	—	—	—
Other	68	36	68	65	195	82
Total Expenses	10,480	3,685	8,420	8,677	30,572	10,891
Less:
Expenses in excess of limit	(519)	(564)	(1,446)	(919)	(1,532)	(24)
Total Net Expenses	9,961	3,121	6,974	7,758	29,040	10,867
Net Investment Income (Loss)	44,582	6,910	30,589	331	(17,894)	20,132

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	11,272	483	9,914	6,570	65,234	91,611
Futures contracts	—	—	8,908	—	—	—
Written options	—	—	—	—	—	(1,239)
Swap agreements	—	—	—	(7)	708	—
Foreign currency exchange transactions	—	(33)	—	—	—	—
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	(44,028)	(67,805)	(36,340)	(157,174)	(415,522)	(306,287)
Investments in affiliated securities	—	—	—	—	(19,035)	—
Futures contracts	—	—	4,583	—	—	—
Written options	—	—	—	—	—	(4,977)
Swap agreements	—	—	—	—	(14,779)	—
Foreign currency exchange transactions	—	(8)	—	—	—	—
Net Realized and Unrealized Loss	(32,756)	(67,363)	(12,935)	(150,611)	(383,394)	(220,892)
Net Increase (Decrease) in Net Assets Resulting from Operations	$11,826	$(60,453)	$17,654	$(150,280)	$(401,288)	$(200,760)

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	175

STATEMENTS OF CHANGES IN NET ASSETS	IVY FUNDS

	Ivy Core Equity Fund		Ivy Emerging Markets Equity Fund(1)		Ivy Global Bond Fund
(In thousands)	Year ended 3-31-20	Year ended 3-31-19	Year ended 3-31-20	Year ended 3-31-19	Year ended 3-31-20	Year ended 3-31-19
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$19,521	$30,356	$16,995	$20,185	$16,705	$17,557
Net realized gain (loss) on investments	306,875	581,475	(72,296)	(148,166)	(5,667)	(6,568)
Net change in unrealized appreciation (depreciation)	(397,665)	(369,262)	(242,780)	(203,865)	(20,838)	5,518
Net Increase (Decrease) in Net Assets Resulting from Operations	(71,269)	242,569	(298,081)	(331,846)	(9,800)	16,507

Distributions to Shareholders From:
Accumulated earnings:
(combined net investment income and net realized gains)
Class A	(293,343)	(388,586)	(2,416)	(2,118)	(4,007)	(7,065)
Class B	(665)	(1,235)	(4)	(2)	(10)	(38)
Class C	(5,171)	(8,048)	(266)	(185)	(91)	(236)
Class E	(1,416)	(1,780)	(3)	(2)	N/A	N/A
Class I	(94,271)	(134,998)	(12,905)	(12,282)	(5,277)	(8,253)
Class N	(3,363)	(6,166)	(3,097)	(3,149)	(685)	(431)
Class R	(45)	(167)	(70)	(68)	(11)	(19)
Class T	N/A	N/A	(3)	(2)	N/A	N/A
Class Y	(2,632)	(7,124)	(348)	(292)	(18)	(44)
Total Distributions to Shareholders	(400,906)	(548,104)	(19,112)	(18,100)	(10,099)	(16,086)
Capital Share Transactions	(298,361)	(130,024)	(331,226)	(418,950)	(67,500)	(70,917)
Net Decrease in Net Assets	(770,536)	(435,559)	(648,419)	(768,896)	(87,399)	(70,496)
Net Assets, Beginning of Period	4,147,765	4,583,324	1,987,369	2,756,265	493,829	564,325
Net Assets, End of Period	$3,377,229	$4,147,765	$1,338,950	$1,987,369	$406,430	$493,829

(1)	Consolidated Statements of Changes in Net Assets (See Note 5 in Notes to Financial Statements).

See Accompanying Notes to Financial Statements.

176	ANNUAL REPORT	2020

STATEMENTS OF CHANGES IN NET ASSETS	IVY FUNDS

	Ivy Global Equity Income Fund		Ivy Global Growth Fund		Ivy Government Money Market Fund
(In thousands)	Year ended 3-31-20	Year ended 3-31-19	Year ended 3-31-20	Year ended 3-31-19	Year ended 3-31-20	Year ended 3-31-19
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$19,332	$22,590	$2,347	$3,250	$1,991	$2,112
Net realized gain (loss) on investments	7,938	14,431	(8,962)	92,104	4	— *
Net change in unrealized depreciation	(127,774)	(37,193)	(86,313)	(66,340)	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	(100,504)	(172)	(92,928)	29,014	1,995	2,112

Distributions to Shareholders From:
Accumulated earnings:
(combined net investment income and net realized gains)
Class A	(12,388)	(58,388)	(4,482)	(48,926)	(1,707)	(1,785)
Class B	(100)	(734)	(6)	(123)	(5)	(7)
Class C	(453)	(3,376)	(69)	(1,078)	(38)	(89)
Class E	(188)	(790)	(2)	(17)	(118)	(98)
Class I	(12,823)	(60,390)	(5,329)	(45,608)	N/A	N/A
Class N	(883)	(2,977)	(255)	(1,919)	(123)	(134)
Class R	(22)	(101)	(9)	(149)	N/A	N/A
Class Y	(234)	(1,148)	(32)	(627)	N/A	N/A
Total Distributions to Shareholders	(27,091)	(127,904)	(10,184)	(98,447)	(1,991)	(2,113)
Capital Share Transactions	(154,646)	(133,600)	(106,132)	21,541	36,832	(16,082)
Net Increase (Decrease) in Net Assets	(282,241)	(261,676)	(209,244)	(47,892)	36,836	(16,083)
Net Assets, Beginning of Period	822,835	1,084,511	947,932	995,824	157,803	173,886
Net Assets, End of Period	$540,594	$822,835	$738,688	$947,932	$194,639	$157,803

*Not	shown due to rounding.

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	177

STATEMENTS OF CHANGES IN NET ASSETS	IVY FUNDS

	Ivy High Income Fund		Ivy International Core Equity Fund		Ivy Large Cap Growth Fund
(In thousands)	Year ended 3-31-20	Year ended 3-31-19	Year ended 3-31-20	Year ended 3-31-19	Year ended 3-31-20	Year ended 3-31-19
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$330,246	$366,924	$90,986	$143,936	$2,751	$3,445
Net realized gain (loss) on investments	(11,676)	(152,413)	(195,003)	70,220	537,176	476,311
Net change in unrealized appreciation (depreciation)	(827,494)	(68,306)	(479,235)	(833,286)	(413,560)	43,144
Net Increase (Decrease) in Net Assets Resulting from Operations	(508,924)	146,205	(583,252)	(619,130)	126,367	522,900

Distributions to Shareholders From:
Accumulated earnings:
(combined net investment income and net realized gains)
Class A	(126,473)	(140,529)	(12,210)	(45,275)	(264,261)	(205,272)
Class B	(1,909)	(3,098)	(38)	(401)	(1,175)	(1,355)
Class C	(37,730)	(45,900)	(2,512)	(16,110)	(11,518)	(10,673)
Class E	(611)	(615)	(174)	(608)	(2,576)	(2,101)
Class I	(138,803)	(147,649)	(62,690)	(297,839)	(243,543)	(180,094)
Class N	(5,499)	(5,381)	(27,289)	(123,699)	(12,279)	(11,502)
Class R	(3,824)	(4,112)	(2,182)	(8,350)	(2,336)	(2,462)
Class T	(18)	(19)	(6)	(20)	N/A	N/A
Class Y	(14,364)	(19,658)	(7,974)	(31,726)	(3,428)	(4,160)
Total Distributions to Shareholders	(329,231)	(366,961)	(115,075)	(524,028)	(541,116)	(417,619)
Capital Share Transactions	(585,712)	(392,244)	(2,378,971)	(316,659)	46,626	629,065
Net Increase (Decrease) in Net Assets	(1,423,867)	(613,000)	(3,077,298)	(1,459,817)	(368,123)	734,346
Net Assets, Beginning of Period	5,092,022	5,705,022	5,809,421	7,269,238	4,362,943	3,628,597
Net Assets, End of Period	$3,668,155	$5,092,022	$2,732,123	$5,809,421	$3,994,820	$4,362,943

See Accompanying Notes to Financial Statements.

178	ANNUAL REPORT	2020

STATEMENTS OF CHANGES IN NET ASSETS	IVY FUNDS

	Ivy Limited-Term Bond Fund		Ivy Managed International Opportunities Fund		Ivy Mid Cap Growth Fund
(In thousands)	Year ended 3-31-20	Year ended 3-31-19	Year ended 3-31-20	Year ended 3-31-19	Year ended 3-31-20	Year ended 3-31-19
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$23,289	$26,315	$3,637	$2,917	$(17,985)	$(16,990)
Net realized gain (loss) on investments	11,479	(10,954)	(1,881)	18,101	616,947	207,130
Net change in unrealized appreciation (depreciation)	2,615	24,184	(31,745)	(36,411)	(855,297)	461,516
Net Increase (Decrease) in Net Assets Resulting from Operations	37,383	39,545	(29,989)	(15,393)	(256,335)	651,656

Distributions to Shareholders From:
Accumulated earnings:
(combined net investment income and net realized gains)
Class A	(7,105)	(7,781)	(3,916)	(4,698)	(88,160)	(133,105)
Class B	(24)	(48)	(13)	(26)	(640)	(1,821)
Class C	(426)	(592)	(115)	(156)	(10,926)	(20,138)
Class E	(100)	(86)	(34)	(35)	(700)	(967)
Class I	(12,919)	(15,335)	(7,640)	(7,622)	(116,194)	(154,984)
Class N	(2,960)	(3,275)	(21)	(21)	(14,986)	(23,643)
Class R	(8)	(10)	(41)	(45)	(3,132)	(5,230)
Class Y	(126)	(190)	(12)	(40)	(13,500)	(23,041)
Total Distributions to Shareholders	(23,668)	(27,317)	(11,792)	(12,643)	(248,238)	(362,929)
Capital Share Transactions	(177,454)	(27,350)	(17)	(24,785)	(322,806)	357,144
Net Increase (Decrease) in Net Assets	(163,739)	(15,122)	(41,798)	(52,821)	(827,379)	645,871
Net Assets, Beginning of Period	1,288,335	1,303,457	179,810	232,631	4,793,103	4,147,232
Net Assets, End of Period	$1,124,596	$1,288,335	$138,012	$179,810	$3,965,724	$4,793,103

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	179

STATEMENTS OF CHANGES IN NET ASSETS	IVY FUNDS

	Ivy Mid Cap Income Opportunities Fund		Ivy Municipal Bond Fund		Ivy Municipal High Income Fund
(In thousands)	Year ended 3-31-20	Year ended 3-31-19	Year ended 3-31-20	Year ended 3-31-19	Year ended 3-31-20	Year ended 3-31-19
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$15,515	$7,483	$23,182	$28,414	$44,582	$55,469
Net realized gain (loss) on investments	(13,615)	6,955	(1,888)	4,038	11,272	13,908
Net change in unrealized appreciation (depreciation)	(166,351)	13,436	(304)	(4,750)	(44,028)	(23,449)
Net Increase (Decrease) in Net Assets Resulting from Operations	(164,451)	27,874	20,990	27,702	11,826	45,928

Distributions to Shareholders From:
Accumulated earnings:
(combined net investment income and net realized gains)
Class A	(3,082)	(4,093)	(13,288)	(16,645)	(24,788)	(29,836)
Class B	N/A	N/A	(18)	(42)	(139)	(266)
Class C	(242)	(362)	(348)	(568)	(2,896)	(4,478)
Class E	(65)	(108)	N/A	N/A	N/A	N/A
Class I	(12,351)	(10,097)	(9,198)	(11,890)	(16,465)	(20,736)
Class N	(1,800)	(2,093)	(23)	(21)	(59)	(31)
Class R	(59)	(104)	N/A	N/A	N/A	N/A
Class Y	(340)	(318)	(14)	(19)	(237)	(358)
Total Distributions to Shareholders	(17,939)	(17,175)	(22,889)	(29,185)	(44,584)	(55,705)
Capital Share Transactions	128,906	312,281	(47,574)	(62,167)	(111,326)	(206,056)
Net Increase (Decrease) in Net Assets	(53,484)	322,980	(49,473)	(63,650)	(144,084)	(215,833)
Net Assets, Beginning of Period	663,437	340,457	813,437	877,087	1,198,423	1,414,256
Net Assets, End of Period	$609,953	$663,437	$763,964	$813,437	$1,054,339	$1,198,423

See Accompanying Notes to Financial Statements.

180	ANNUAL REPORT	2020

STATEMENTS OF CHANGES IN NET ASSETS	IVY FUNDS

	Ivy Pzena International Value Fund		Ivy Securian Core Bond Fund		Ivy Small Cap Core Fund
(In thousands)	Year ended 3-31-20	Year ended 3-31-19	Year ended 3-31-20	Year ended 3-31-19	Year ended 3-31-20	Year ended 3-31-19
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$6,910	$3,276	$30,589	$30,333	$331	$(1,723)
Net realized gain (loss) on investments	450	30,740	18,822	(718)	6,563	23,936
Net change in unrealized appreciation (depreciation)	(67,813)	(54,559)	(31,757)	8,231	(157,174)	11,213
Net Increase (Decrease) in Net Assets Resulting from Operations	(60,453)	(20,543)	17,654	37,846	(150,280)	33,426

Distributions to Shareholders From:
Accumulated earnings:
(combined net investment income and net realized gains)
Class A	(1,540)	(9,253)	(6,569)	(5,447)	(1,140)	(21,862)
Class B	(1)	(40)	(34)	(56)	(10)	(298)
Class C	(31)	(266)	(329)	(317)	(242)	(4,809)
Class E	N/A	N/A	(124)	(107)	(1)	(25)
Class I	(2,612)	(11,299)	(26,863)	(19,610)	(3,408)	(47,361)
Class N	(2,907)	(12,147)	(6,153)	(5,424)	(627)	(8,664)
Class R	(7)	(37)	(46)	(39)	(140)	(1,947)
Class T	N/A	N/A	N/A	N/A	(2)	(34)
Class Y	(24)	(202)	(282)	(150)	(70)	(2,040)
Total Distributions to Shareholders	(7,122)	(33,244)	(40,400)	(31,150)	(5,640)	(87,040)
Capital Share Transactions	(5,601)	153,086	229,754	(59,801)	(36,963)	139,893
Net Increase (Decrease) in Net Assets	(73,176)	99,299	207,008	(53,105)	(192,883)	86,279
Net Assets, Beginning of Period	278,666	179,367	897,253	950,358	713,172	626,893
Net Assets, End of Period	$205,490	$278,666	$1,104,261	$897,253	$520,289	$713,172

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	181

STATEMENTS OF CHANGES IN NET ASSETS	IVY FUNDS

	Ivy Small Cap Growth Fund		Ivy Value Fund
(In thousands)	Year ended 3-31-20	Year ended 3-31-19	Year ended 3-31-20	Year ended 3-31-19
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(17,894)	$(17,477)	$20,132	$15,710
Net realized gain on investments	65,942	260,211	90,372	84,601
Net change in unrealized depreciation	(449,336)	(72,084)	(311,264)	(53,725)
Net Increase (Decrease) in Net Assets Resulting from Operations	(401,288)	170,650	(200,760)	46,586

Distributions to Shareholders From:
Accumulated earnings:
(combined net investment income and net realized gains)
Class A	(68,316)	(144,998)	(32,335)	(21,845)
Class B	(446)	(1,507)	(124)	(110)
Class C	(6,197)	(15,638)	(1,093)	(931)
Class E	(704)	(1,450)	(19)	(12)
Class I	(51,579)	(95,402)	(53,416)	(37,618)
Class N	(8,253)	(15,409)	(12,483)	(9,472)
Class R	(4,069)	(8,958)	(31)	(20)
Class T	(16)	(38)	N/A	N/A
Class Y	(6,603)	(16,736)	(11)	(36)
Total Distributions to Shareholders	(146,183)	(300,136)	(99,512)	(70,044)
Capital Share Transactions	(129,719)	559,762	105,748	(56,042)
Net Increase (Decrease) in Net Assets	(677,190)	430,276	(194,524)	(79,500)
Net Assets, Beginning of Period	2,600,027	2,169,751	1,089,041	1,168,541
Net Assets, End of Period	$1,922,837	$2,600,027	$894,517	$1,089,041

See Accompanying Notes to Financial Statements.

182	ANNUAL REPORT	2020

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2020	ANNUAL REPORT	183

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY CORE EQUITY FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2020	$13.47	$0.06	$(0.29)	$(0.23)	$(0.09)	$(1.42)	$(1.51)
Year ended 3-31-2019	14.78	0.09	0.60	0.69	(0.09)	(1.91)	(2.00)
Year ended 3-31-2018	13.55	0.05	2.11	2.16	(0.03)	(0.90)	(0.93)
Year ended 3-31-2017	12.73	0.03	1.28	1.31	(0.05)	(0.44)	(0.49)
Year ended 3-31-2016	14.29	0.02	(0.60)	(0.58)	— *	(0.98)	(0.98)
Class B Shares(4)
Year ended 3-31-2020	10.81	(0.08)	(0.18)	(0.26)	— *	(1.39)	(1.39)
Year ended 3-31-2019	12.21	(0.06)	0.48	0.42	—	(1.82)	(1.82)
Year ended 3-31-2018	11.42	(0.09)	1.77	1.68	—	(0.89)	(0.89)
Year ended 3-31-2017	10.85	(0.09)	1.10	1.01	—	(0.44)	(0.44)
Year ended 3-31-2016	12.36	(0.09)	(0.52)	(0.61)	—	(0.90)	(0.90)
Class C Shares
Year ended 3-31-2020	11.31	(0.05)	(0.22)	(0.27)	(0.01)	(1.40)	(1.41)
Year ended 3-31-2019	12.69	(0.03)	0.51	0.48	—	(1.86)	(1.86)
Year ended 3-31-2018	11.81	(0.06)	1.83	1.77	—	(0.89)	(0.89)
Year ended 3-31-2017	11.19	(0.07)	1.13	1.06	—	(0.44)	(0.44)
Year ended 3-31-2016	12.71	(0.07)	(0.54)	(0.61)	—	(0.91)	(0.91)
Class E Shares
Year ended 3-31-2020	13.40	0.06	(0.29)	(0.23)	(0.08)	(1.42)	(1.50)
Year ended 3-31-2019	14.71	0.08	0.59	0.67	(0.07)	(1.91)	(1.98)
Year ended 3-31-2018	13.50	0.04	2.10	2.14	(0.03)	(0.90)	(0.93)
Year ended 3-31-2017	12.67	0.03	1.28	1.31	(0.04)	(0.44)	(0.48)
Year ended 3-31-2016	14.23	0.00 *	(0.60)	(0.60)	—	(0.96)	(0.96)
Class I Shares
Year ended 3-31-2020	15.27	0.10	(0.37)	(0.27)	(0.11)	(1.42)	(1.53)
Year ended 3-31-2019	16.48	0.14	0.69	0.83	(0.13)	(1.91)	(2.04)
Year ended 3-31-2018	15.01	0.09	2.35	2.44	(0.07)	(0.90)	(0.97)
Year ended 3-31-2017	14.05	0.08	1.41	1.49	(0.09)	(0.44)	(0.53)
Year ended 3-31-2016	15.67	0.07	(0.66)	(0.59)	(0.02)	(1.01)	(1.03)
Class N Shares
Year ended 3-31-2020	15.30	0.13	(0.37)	(0.24)	(0.14)	(1.42)	(1.56)
Year ended 3-31-2019	16.51	0.16	0.69	0.85	(0.15)	(1.91)	(2.06)
Year ended 3-31-2018	15.03	0.10	2.36	2.46	(0.08)	(0.90)	(0.98)
Year ended 3-31-2017	14.07	0.08	1.43	1.51	(0.11)	(0.44)	(0.55)
Year ended 3-31-2016	15.69	0.09	(0.67)	(0.58)	(0.02)	(1.02)	(1.04)
Class R Shares
Year ended 3-31-2020	13.36	0.01	(0.30)	(0.29)	(0.03)	(1.42)	(1.45)
Year ended 3-31-2019	14.67	0.03	0.60	0.63	(0.03)	(1.91)	(1.94)
Year ended 3-31-2018	13.47	(0.01)	2.11	2.10	—	(0.90)	(0.90)
Year ended 3-31-2017	12.67	(0.02)	1.27	1.25	(0.01)	(0.44)	(0.45)
Year ended 3-31-2016	14.23	(0.02)	(0.60)	(0.62)	—	(0.94)	(0.94)
Class Y Shares
Year ended 3-31-2020	14.78	0.09	(0.34)	(0.25)	(0.11)	(1.42)	(1.53)
Year ended 3-31-2019	16.02	0.13	0.67	0.80	(0.13)	(1.91)	(2.04)
Year ended 3-31-2018	14.61	0.09	2.28	2.37	(0.06)	(0.90)	(0.96)
Year ended 3-31-2017	13.69	0.07	1.38	1.45	(0.09)	(0.44)	(0.53)
Year ended 3-31-2016	15.29	0.07	(0.64)	(0.57)	(0.02)	(1.01)	(1.03)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

184	ANNUAL REPORT	2020

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2020	$11.73	-3.57%	$2,409		1.03%	0.42%	—%	—%	66%
Year ended 3-31-2019	13.47	5.56	2,895		1.02	0.64	—	—	97
Year ended 3-31-2018	14.78	16.31	3,149		1.04	0.33	1.04	0.33	51
Year ended 3-31-2017	13.55	10.42	269		1.15	0.20	1.21	0.14	90
Year ended 3-31-2016	12.73	-4.22	546		1.15	0.15	1.18	0.12	62
Class B Shares(4)
Year ended 3-31-2020	9.16	-4.64	4		2.13	-0.67	2.18	-0.72	66
Year ended 3-31-2019	10.81	4.49	8		2.11	-0.47	—	—	97
Year ended 3-31-2018	12.21	15.11	11		2.11	-0.71	—	—	51
Year ended 3-31-2017	11.42	9.39	8		2.13	-0.79	—	—	90
Year ended 3-31-2016	10.85	-5.18	9		2.09	-0.79	—	—	62
Class C Shares
Year ended 3-31-2020	9.63	-4.44	37		1.89	-0.44	—	—	66
Year ended 3-31-2019	11.31	4.74	52		1.85	-0.20	—	—	97
Year ended 3-31-2018	12.69	15.39	70		1.89	-0.50	—	—	51
Year ended 3-31-2017	11.81	9.60	116		1.92	-0.57	—	—	90
Year ended 3-31-2016	11.19	-5.00	129		1.91	-0.61	—	—	62
Class E Shares
Year ended 3-31-2020	11.67	-3.61	12		1.05	0.40	1.22	0.23	66
Year ended 3-31-2019	13.40	5.54	13		1.10	0.56	1.22	0.44	97
Year ended 3-31-2018	14.71	16.22	14		1.13	0.25	1.31	0.07	51
Year ended 3-31-2017	13.50	10.49	12		1.16	0.19	1.42	-0.07	90
Year ended 3-31-2016	12.67	-4.39	10		1.29	0.02	1.43	-0.12	62
Class I Shares
Year ended 3-31-2020	13.47	-3.38	861		0.83	0.63	—	—	66
Year ended 3-31-2019	15.27	5.84	1,089		0.81	0.85	—	—	97
Year ended 3-31-2018	16.48	16.60	1,216		0.82	0.56	0.84	0.54	51
Year ended 3-31-2017	15.01	10.76	384		0.84	0.52	0.91	0.45	90
Year ended 3-31-2016	14.05	-3.93	172		0.84	0.46	0.90	0.40	62
Class N Shares
Year ended 3-31-2020	13.50	-3.23	31		0.67	0.78	—	—	66
Year ended 3-31-2019	15.30	6.01	45		0.65	0.97	—	—	97
Year ended 3-31-2018	16.51	16.74	71		0.73	0.64	—	—	51
Year ended 3-31-2017	15.03	10.84	112		0.76	0.58	—	—	90
Year ended 3-31-2016	14.07	-3.84	149		0.75	0.63	—	—	62
Class R Shares
Year ended 3-31-2020	11.62	-3.93	—	*	1.42	0.04	—	—	66
Year ended 3-31-2019	13.36	5.16	1		1.40	0.22	—	—	97
Year ended 3-31-2018	14.67	15.91	2		1.46	-0.08	—	—	51
Year ended 3-31-2017	13.47	10.01	3		1.51	-0.15	—	—	90
Year ended 3-31-2016	12.67	-4.53	2		1.50	-0.18	—	—	62
Class Y Shares
Year ended 3-31-2020	13.00	-3.37	23		0.84	0.60	1.08	0.36	66
Year ended 3-31-2019	14.78	5.81	45		0.84	0.80	1.05	0.59	97
Year ended 3-31-2018	16.02	16.61	50		0.84	0.55	1.10	0.29	51
Year ended 3-31-2017	14.61	10.75	64		0.84	0.49	1.15	0.18	90
Year ended 3-31-2016	13.69	-3.91	113		0.84	0.46	1.15	0.15	62

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	185

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY EMERGING MARKETS EQUITY FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2020	$19.15	$0.12	$(3.51)	$(3.39)	$(0.15)	$—	$(0.15)
Year ended 3-31-2019	21.60	0.12	(2.46)	(2.34)	(0.11)	—	(0.11)
Year ended 3-31-2018	16.95	0.01	4.64	4.65	— *	—	— *
Year ended 3-31-2017	13.59	(0.02)	3.38	3.36	—	—	—
Year ended 3-31-2016	16.04	0.00 *	(2.33)	(2.33)	(0.12)	—	(0.12)
Class B Shares(4)
Year ended 3-31-2020	15.61	(0.06)	(2.84)	(2.90)	(0.05)	—	(0.05)
Year ended 3-31-2019	17.68	(0.04)	(2.02)	(2.06)	(0.01)	—	(0.01)
Year ended 3-31-2018	14.01	(0.14)	3.81	3.67	—	—	—
Year ended 3-31-2017	11.34	(0.14)	2.81	2.67	—	—	—
Year ended 3-31-2016	13.48	(0.12)	(1.95)	(2.07)	(0.07)	—	(0.07)
Class C Shares
Year ended 3-31-2020	16.39	(0.01)	(2.99)	(3.00)	(0.08)	—	(0.08)
Year ended 3-31-2019	18.54	(0.01)	(2.10)	(2.11)	(0.04)	—	(0.04)
Year ended 3-31-2018	14.65	(0.12)	4.01	3.89	—	—	—
Year ended 3-31-2017	11.84	(0.12)	2.93	2.81	—	—	—
Year ended 3-31-2016	14.05	(0.11)	(2.03)	(2.14)	(0.07)	—	(0.07)
Class E Shares(5)
Year ended 3-31-2020	19.46	0.16	(3.56)	(3.40)	(0.20)	—	(0.20)
Year ended 3-31-2019	21.94	0.15	(2.48)	(2.33)	(0.15)	—	(0.15)
Year ended 3-31-2018	17.20	0.07	4.70	4.77	(0.03)	—	(0.03)
Year ended 3-31-2017	13.76	0.01	3.43	3.44	—	—	—
Year ended 3-31-2016	16.23	0.03	(2.37)	(2.34)	(0.13)	—	(0.13)
Class I Shares
Year ended 3-31-2020	19.77	0.21	(3.61)	(3.40)	(0.24)	—	(0.24)
Year ended 3-31-2019	22.30	0.21	(2.55)	(2.34)	(0.19)	—	(0.19)
Year ended 3-31-2018	17.47	0.09	4.80	4.89	(0.06)	—	(0.06)
Year ended 3-31-2017	13.96	0.03	3.48	3.51	—	—	—
Year ended 3-31-2016	16.45	0.05	(2.40)	(2.35)	(0.14)	—	(0.14)
Class N Shares
Year ended 3-31-2020	19.88	0.21	(3.63)	(3.42)	(0.24)	—	(0.24)
Year ended 3-31-2019	22.42	0.20	(2.54)	(2.34)	(0.20)	—	(0.20)
Year ended 3-31-2018	17.56	0.12	4.80	4.92	(0.06)	—	(0.06)
Year ended 3-31-2017	14.01	0.06	3.49	3.55	—	—	—
Year ended 3-31-2016	16.50	0.06	(2.41)	(2.35)	(0.14)	—	(0.14)
Class R Shares
Year ended 3-31-2020	18.95	0.07	(3.47)	(3.40)	(0.11)	—	(0.11)
Year ended 3-31-2019	21.40	0.06	(2.43)	(2.37)	(0.08)	—	(0.08)
Year ended 3-31-2018	16.83	(0.04)	4.61	4.57	—	—	—
Year ended 3-31-2017	13.53	(0.07)	3.37	3.30	—	—	—
Year ended 3-31-2016	16.01	(0.05)	(2.32)	(2.37)	(0.11)	—	(0.11)
Class T Shares
Year ended 3-31-2020	19.17	0.16	(3.50)	(3.34)	(0.20)	—	(0.20)
Year ended 3-31-2019	21.63	0.15	(2.45)	(2.30)	(0.16)	—	(0.16)
Year ended 3-31-2018(6)	17.95	0.01	3.68	3.69	(0.01)	—	(0.01)
Class Y Shares
Year ended 3-31-2020	19.53	0.14	(3.58)	(3.44)	(0.17)	—	(0.17)
Year ended 3-31-2019	22.02	0.13	(2.50)	(2.37)	(0.12)	—	(0.12)
Year ended 3-31-2018	17.27	0.02	4.74	4.76	(0.01)	—	(0.01)
Year ended 3-31-2017	13.84	(0.02)	3.45	3.43	—	—	—
Year ended 3-31-2016	16.33	0.05	(2.42)	(2.37)	(0.12)	—	(0.12)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	Class share is closed to investment.

(6)	For the period from July 5, 2017 (commencement of operations of the class) through March 31, 2018.

(7)	Annualized.

(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

186	ANNUAL REPORT	2020

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2020	$15.61	-17.87%	$229		1.46%		0.61%		1.46%	0.61%	32%
Year ended 3-31-2019	19.15	-10.75	344		1.44		0.62		—	—	59
Year ended 3-31-2018	21.60	27.44	569		1.44		0.07		—	—	38
Year ended 3-31-2017	16.95	24.72	293		1.55		-0.14		1.68	-0.27	59
Year ended 3-31-2016	13.59	-14.49	360		1.50		0.02		1.67	-0.15	98
Class B Shares(4)
Year ended 3-31-2020	12.66	-18.72	1		2.50		-0.38		2.57	-0.45	32
Year ended 3-31-2019	15.61	-11.61	2		2.39		-0.29		—	—	59
Year ended 3-31-2018	17.68	26.27	5		2.40		-0.83		—	—	38
Year ended 3-31-2017	14.01	23.54	4		2.50		-1.10		2.78	-1.38	59
Year ended 3-31-2016	11.34	-15.38	4		2.50		-0.99		2.72	-1.21	98
Class C Shares
Year ended 3-31-2020	13.31	-18.43	43		2.16		-0.07		2.16	-0.07	32
Year ended 3-31-2019	16.39	-11.36	72		2.11		-0.08		—	—	59
Year ended 3-31-2018	18.54	26.55	95		2.13		-0.66		—	—	38
Year ended 3-31-2017	14.65	23.73	37		2.36		-0.96		—	—	59
Year ended 3-31-2016	11.84	-15.20	32		2.35		-0.83		—	—	98
Class E Shares(5)
Year ended 3-31-2020	15.86	-17.71	—	*	1.23		0.83		1.23	0.83	32
Year ended 3-31-2019	19.46	-10.54	—	*	1.21		0.80		—	—	59
Year ended 3-31-2018	21.94	27.75	—	*	1.21		0.35		—	—	38
Year ended 3-31-2017	17.20	25.00	—	*	1.35		0.05		—	—	59
Year ended 3-31-2016	13.76	-14.40	—	*	1.35		0.17		—	—	98
Class I Shares
Year ended 3-31-2020	16.13	-17.50	826		0.99		1.09		1.14	0.94	32
Year ended 3-31-2019	19.77	-10.34	1,209		0.99		1.06		1.11	0.94	59
Year ended 3-31-2018	22.30	28.03	1,689		0.99		0.44		1.10	0.33	38
Year ended 3-31-2017	17.47	25.14	465		1.19		0.20		1.23	0.16	59
Year ended 3-31-2016	13.96	-14.30	116		1.22		0.35		—	—	98
Class N Shares
Year ended 3-31-2020	16.22	-17.46	200		0.99		1.05		0.99	1.05	32
Year ended 3-31-2019	19.88	-10.32	300		0.96		1.03		—	—	59
Year ended 3-31-2018	22.42	28.07	310		0.95		0.58		—	—	38
Year ended 3-31-2017	17.56	25.34	18		1.07		0.37		—	—	59
Year ended 3-31-2016	14.01	-14.20	7		1.09		0.43		—	—	98
Class R Shares
Year ended 3-31-2020	15.44	-18.07	9		1.72		0.39		1.72	0.39	32
Year ended 3-31-2019	18.95	-11.03	15		1.70		0.32		—	—	59
Year ended 3-31-2018	21.40	27.15	20		1.70		-0.19		—	—	38
Year ended 3-31-2017	16.83	24.39	11		1.82		-0.44		—	—	59
Year ended 3-31-2016	13.53	-14.82	5		1.85		-0.37		—	—	98
Class T Shares
Year ended 3-31-2020	15.63	-17.65	—	*	1.22		0.84		1.22	0.84	32
Year ended 3-31-2019	19.17	-10.56	—	*	1.20		0.80		—	—	59
Year ended 3-31-2018(6)	21.63	20.54	—	*	1.20	(7)	0.09	(7)	—	—	38	(8)
Class Y Shares
Year ended 3-31-2020	15.92	-17.80	31		1.37		0.70		1.37	0.70	32
Year ended 3-31-2019	19.53	-10.68	45		1.35		0.69		—	—	59
Year ended 3-31-2018	22.02	27.58	68		1.36		0.12		—	—	38
Year ended 3-31-2017	17.27	24.78	21		1.50		-0.14		—	—	59
Year ended 3-31-2016	13.84	-14.48	10		1.47		0.33		—	—	98

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	187

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY GLOBAL BOND FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2020	$9.71	$0.34	$(0.59)	$(0.25)	$(0.20)	$—	$(0.20)
Year ended 3-31-2019	9.68	0.32	0.01	0.33	(0.28)	(0.02)	(0.30)
Year ended 3-31-2018	9.68	0.32	(0.11)	0.21	(0.21)	—	(0.21)
Year ended 3-31-2017	9.17	0.34	0.37	0.71	(0.20)	—	(0.20)
Year ended 3-31-2016	9.59	0.34	(0.49)	(0.15)	(0.27)	—	(0.27)
Class B Shares(4)
Year ended 3-31-2020	9.71	0.27	(0.59)	(0.32)	(0.13)	—	(0.13)
Year ended 3-31-2019	9.68	0.25	0.01	0.26	(0.21)	(0.02)	(0.23)
Year ended 3-31-2018	9.67	0.23	(0.08)	0.15	(0.14)	—	(0.14)
Year ended 3-31-2017	9.16	0.26	0.38	0.64	(0.13)	—	(0.13)
Year ended 3-31-2016	9.58	0.27	(0.49)	(0.22)	(0.20)	—	(0.20)
Class C Shares
Year ended 3-31-2020	9.71	0.26	(0.59)	(0.33)	(0.12)	—	(0.12)
Year ended 3-31-2019	9.68	0.25	0.01	0.26	(0.21)	(0.02)	(0.23)
Year ended 3-31-2018	9.68	0.23	(0.09)	0.14	(0.14)	—	(0.14)
Year ended 3-31-2017	9.16	0.26	0.39	0.65	(0.13)	—	(0.13)
Year ended 3-31-2016	9.59	0.27	(0.50)	(0.23)	(0.20)	—	(0.20)
Class I Shares
Year ended 3-31-2020	9.71	0.36	(0.59)	(0.23)	(0.22)	—	(0.22)
Year ended 3-31-2019	9.68	0.34	0.01	0.35	(0.30)	(0.02)	(0.32)
Year ended 3-31-2018	9.68	0.34	(0.11)	0.23	(0.23)	—	(0.23)
Year ended 3-31-2017	9.16	0.34	0.40	0.74	(0.22)	—	(0.22)
Year ended 3-31-2016	9.59	0.36	(0.49)	(0.13)	(0.30)	—	(0.30)
Class N Shares
Year ended 3-31-2020	9.71	0.36	(0.58)	(0.22)	(0.23)	—	(0.23)
Year ended 3-31-2019	9.69	0.34	0.01	0.35	(0.31)	(0.02)	(0.33)
Year ended 3-31-2018	9.68	0.33	(0.09)	0.24	(0.23)	—	(0.23)
Year ended 3-31-2017	9.17	0.33	0.40	0.73	(0.22)	—	(0.22)
Year ended 3-31-2016	9.59	0.36	(0.48)	(0.12)	(0.30)	—	(0.30)
Class R Shares
Year ended 3-31-2020	9.69	0.29	(0.59)	(0.30)	(0.15)	—	(0.15)
Year ended 3-31-2019	9.67	0.27	0.01	0.28	(0.24)	(0.02)	(0.26)
Year ended 3-31-2018	9.66	0.26	(0.09)	0.17	(0.16)	—	(0.16)
Year ended 3-31-2017	9.15	0.27	0.39	0.66	(0.15)	—	(0.15)
Year ended 3-31-2016	9.57	0.29	(0.48)	(0.19)	(0.23)	—	(0.23)
Class Y Shares
Year ended 3-31-2020	9.71	0.34	(0.59)	(0.25)	(0.20)	—	(0.20)
Year ended 3-31-2019	9.69	0.32	0.00 *	0.32	(0.28)	(0.02)	(0.30)
Year ended 3-31-2018	9.68	0.31	(0.09)	0.22	(0.21)	—	(0.21)
Year ended 3-31-2017	9.17	0.33	0.38	0.71	(0.20)	—	(0.20)
Year ended 3-31-2016	9.59	0.34	(0.49)	(0.15)	(0.27)	—	(0.27)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	Expense ratio based on the period excluding reorganization expenses was 0.99%.

(6)	Expense ratio based on the period excluding reorganization expenses was 1.74%.

(7)	Expense ratio based on the period excluding reorganization expenses was 0.74%.

188	ANNUAL REPORT	2020

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2020	$9.26	-2.69%	$170		0.99%		3.43%	1.22%	3.20%	38%
Year ended 3-31-2019	9.71	3.47	211		0.99		3.32	1.23	3.08	35
Year ended 3-31-2018	9.68	2.16	265		1.01	(5)	3.22	1.26	2.97	56
Year ended 3-31-2017	9.68	7.81	47		0.99		3.63	1.33	3.29	20
Year ended 3-31-2016	9.17	-1.54	133		0.99		3.60	1.29	3.30	14
Class B Shares(4)
Year ended 3-31-2020	9.26	-3.31	1		1.74		2.70	2.42	2.02	38
Year ended 3-31-2019	9.71	2.67	1		1.65		2.65	2.19	2.11	35
Year ended 3-31-2018	9.68	1.51	2		1.76	(6)	2.40	2.24	1.92	56
Year ended 3-31-2017	9.67	7.01	3		1.74		2.73	2.15	2.32	20
Year ended 3-31-2016	9.16	-2.29	3		1.74		2.84	2.16	2.42	14
Class C Shares
Year ended 3-31-2020	9.26	-3.42	6		1.74		2.68	1.98	2.44	38
Year ended 3-31-2019	9.71	2.71	9		1.73		2.58	1.93	2.38	35
Year ended 3-31-2018	9.68	1.40	13		1.76	(6)	2.40	1.96	2.20	56
Year ended 3-31-2017	9.68	7.13	16		1.74		2.72	1.95	2.51	20
Year ended 3-31-2016	9.16	-2.39	20		1.74		2.85	1.91	2.68	14
Class I Shares
Year ended 3-31-2020	9.26	-2.45	204		0.74		3.67	0.89	3.52	38
Year ended 3-31-2019	9.71	3.73	240		0.74		3.58	0.88	3.44	35
Year ended 3-31-2018	9.68	2.43	262		0.76	(7)	3.44	0.94	3.26	56
Year ended 3-31-2017	9.68	8.19	88		0.74		3.54	0.95	3.33	20
Year ended 3-31-2016	9.16	-1.39	23		0.74		3.85	0.90	3.69	14
Class N Shares
Year ended 3-31-2020	9.26	-2.42	23		0.73		3.69	—	—	38
Year ended 3-31-2019	9.71	3.75	31		0.71		3.61	—	—	35
Year ended 3-31-2018	9.69	2.43	18		0.74		3.37	0.76	3.35	56
Year ended 3-31-2017	9.68	8.06	3		0.75		3.50	0.78	3.47	20
Year ended 3-31-2016	9.17	-1.30	—	*	0.76		3.84	0.76	3.84	14
Class R Shares
Year ended 3-31-2020	9.24	-3.16	1		1.47		2.95	—	—	38
Year ended 3-31-2019	9.69	2.89	1		1.45		2.86	—	—	35
Year ended 3-31-2018	9.67	1.76	1		1.49		2.66	1.51	2.64	56
Year ended 3-31-2017	9.66	7.29	1		1.50		2.90	1.53	2.87	20
Year ended 3-31-2016	9.15	-2.02	—	*	1.49		3.11	1.49	3.11	14
Class Y Shares
Year ended 3-31-2020	9.26	-2.69	1		0.99		3.46	1.23	3.22	38
Year ended 3-31-2019	9.71	3.36	1		0.99		3.29	1.11	3.17	35
Year ended 3-31-2018	9.69	2.27	3		1.02	(5)	3.13	1.16	2.99	56
Year ended 3-31-2017	9.68	7.81	3		0.99		3.43	1.18	3.24	20
Year ended 3-31-2016	9.17	-1.54	3		0.99		3.58	1.16	3.41	14

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	189

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY GLOBAL EQUITY INCOME FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2020	$11.90	$0.29	$(2.13)	$(1.84)	$(0.30)	$(0.12)	$(0.42)
Year ended 3-31-2019	13.84	0.29	(0.34)	(0.05)	(0.32)	(1.57)	(1.89)
Year ended 3-31-2018	12.48	0.32	1.34	1.66	(0.30)	—	(0.30)
Year ended 3-31-2017	11.88	0.53	0.50	1.03	(0.43)	—	(0.43)
Year ended 3-31-2016	13.32	0.40	(1.09)	(0.69)	(0.39)	(0.36)	(0.75)
Class B Shares(4)
Year ended 3-31-2020	11.89	0.21	(2.12)	(1.91)	(0.22)	(0.12)	(0.34)
Year ended 3-31-2019	13.81	0.21	(0.35)	(0.14)	(0.21)	(1.57)	(1.78)
Year ended 3-31-2018	12.47	0.23	1.34	1.57	(0.23)	—	(0.23)
Year ended 3-31-2017	11.87	0.35	0.60	0.95	(0.35)	—	(0.35)
Year ended 3-31-2016	13.31	0.32	(1.09)	(0.77)	(0.31)	(0.36)	(0.67)
Class C Shares
Year ended 3-31-2020	11.90	0.21	(2.13)	(1.92)	(0.22)	(0.12)	(0.34)
Year ended 3-31-2019	13.82	0.21	(0.35)	(0.14)	(0.21)	(1.57)	(1.78)
Year ended 3-31-2018	12.47	0.23	1.35	1.58	(0.23)	—	(0.23)
Year ended 3-31-2017	11.87	0.36	0.59	0.95	(0.35)	—	(0.35)
Year ended 3-31-2016	13.31	0.31	(1.08)	(0.77)	(0.31)	(0.36)	(0.67)
Class E Shares
Year ended 3-31-2020	11.90	0.30	(2.12)	(1.82)	(0.32)	(0.12)	(0.44)
Year ended 3-31-2019	13.84	0.31	(0.34)	(0.03)	(0.34)	(1.57)	(1.91)
Year ended 3-31-2018(5)	14.33	0.03	(0.52)	(0.49)	— *	—	— *
Class I Shares
Year ended 3-31-2020	11.91	0.33	(2.14)	(1.81)	(0.34)	(0.12)	(0.46)
Year ended 3-31-2019	13.85	0.34	(0.35)	(0.01)	(0.36)	(1.57)	(1.93)
Year ended 3-31-2018	12.48	0.37	1.34	1.71	(0.34)	—	(0.34)
Year ended 3-31-2017	11.88	0.39	0.68	1.07	(0.47)	—	(0.47)
Year ended 3-31-2016	13.33	0.45	(1.10)	(0.65)	(0.44)	(0.36)	(0.80)
Class N Shares
Year ended 3-31-2020	11.92	0.35	(2.14)	(1.79)	(0.36)	(0.12)	(0.48)
Year ended 3-31-2019	13.86	0.30	(0.29)	0.01	(0.38)	(1.57)	(1.95)
Year ended 3-31-2018	12.49	0.35	1.39	1.74	(0.37)	—	(0.37)
Year ended 3-31-2017	11.89	0.48	0.61	1.09	(0.49)	—	(0.49)
Year ended 3-31-2016	13.33	0.47	(1.09)	(0.62)	(0.46)	(0.36)	(0.82)
Class R Shares
Year ended 3-31-2020	11.91	0.26	(2.13)	(1.87)	(0.27)	(0.12)	(0.39)
Year ended 3-31-2019	13.84	0.25	(0.33)	(0.08)	(0.28)	(1.57)	(1.85)
Year ended 3-31-2018	12.48	0.28	1.35	1.63	(0.27)	—	(0.27)
Year ended 3-31-2017	11.88	0.39	0.61	1.00	(0.40)	—	(0.40)
Year ended 3-31-2016	13.32	0.37	(1.09)	(0.72)	(0.36)	(0.36)	(0.72)
Class Y Shares
Year ended 3-31-2020	11.90	0.30	(2.13)	(1.83)	(0.31)	(0.12)	(0.43)
Year ended 3-31-2019	13.84	0.30	(0.34)	(0.04)	(0.33)	(1.57)	(1.90)
Year ended 3-31-2018	12.48	0.33	1.35	1.68	(0.32)	—	(0.32)
Year ended 3-31-2017	11.87	0.44	0.61	1.05	(0.44)	—	(0.44)
Year ended 3-31-2016	13.32	0.42	(1.10)	(0.68)	(0.41)	(0.36)	(0.77)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	For the period from February 26, 2018 (commencement of operations of the class) through March 31, 2018.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

(8)	Expense ratio based on the period excluding reorganization expenses was 1.28%.

(9)	Expense ratio based on the period excluding reorganization expenses was 1.95%.

(10)	Expense ratio based on the period excluding reorganization expenses was 1.13%.

(11)	Expense ratio based on the period excluding reorganization expenses was 1.19%.

(12)	Expense ratio based on the period excluding reorganization expenses was 0.92%.

190	ANNUAL REPORT	2020

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2020	$9.64	-16.11%	$260		1.24%		2.43%		1.25%		2.42%		43%
Year ended 3-31-2019	11.90	0.47	387		1.24		2.27		1.24		2.27		28
Year ended 3-31-2018	13.84	13.44	494		1.29	(8)	2.34		—		—		55
Year ended 3-31-2017	12.48	8.87	70		1.30		4.45		1.38		4.37		103
Year ended 3-31-2016	11.88	-5.22	248		1.30		3.19		1.36		3.13		73
Class B Shares(4)
Year ended 3-31-2020	9.64	-16.67	2		1.95		1.78		2.14		1.59		43
Year ended 3-31-2019	11.89	-0.30	5		1.94		1.63		2.07		1.50		28
Year ended 3-31-2018	13.81	12.81	8		1.97	(9)	1.69		—		—		55
Year ended 3-31-2017	12.47	8.17	2		1.95		2.88		—		—		103
Year ended 3-31-2016	11.87	-5.84	2		1.94		2.56		—		—		73
Class C Shares
Year ended 3-31-2020	9.64	-16.75	10		2.00		1.76		—		—		43
Year ended 3-31-2019	11.90	-0.21	22		1.94		1.64		—		—		28
Year ended 3-31-2018	13.82	12.80	39		1.93		1.72		—		—		55
Year ended 3-31-2017	12.47	8.17	12		1.95		2.95		—		—		103
Year ended 3-31-2016	11.87	-5.83	14		1.93		2.51		—		—		73
Class E Shares
Year ended 3-31-2020	9.64	-16.01	4		1.12		2.53		1.45		2.20		43
Year ended 3-31-2019	11.90	0.57	5		1.14	(10)	2.37		1.51		2.00		28
Year ended 3-31-2018(5)	13.84	-3.40	6		1.17	(6)(10)	2.32	(6)	1.32	(6)	2.17	(6)	55	(7)
Class I Shares
Year ended 3-31-2020	9.64	-15.90	242		0.92		2.76		0.95		2.73		43
Year ended 3-31-2019	11.91	0.78	374		0.93	(12)	2.58		0.95		2.56		28
Year ended 3-31-2018	13.85	13.88	523		1.00		2.75		—		—		55
Year ended 3-31-2017	12.48	9.26	250		0.94		3.18		0.96		3.16		103
Year ended 3-31-2016	11.88	-4.96	20		0.94		3.57		0.95		3.56		73
Class N Shares
Year ended 3-31-2020	9.65	-15.76	17		0.79		2.87		—		—		43
Year ended 3-31-2019	11.92	0.93	22		0.78		2.40		—		—		28
Year ended 3-31-2018	13.86	14.07	5		0.86		2.58		—		—		55
Year ended 3-31-2017	12.49	9.39	1		0.81		3.99		—		—		103
Year ended 3-31-2016	11.89	-4.74	1		0.81		3.73		—		—		73
Class R Shares
Year ended 3-31-2020	9.65	-16.36	1		1.53		2.14		—		—		43
Year ended 3-31-2019	11.91	0.22	1		1.52		1.97		—		—		28
Year ended 3-31-2018	13.84	13.20	1		1.58		2.07		—		—		55
Year ended 3-31-2017	12.48	8.58	—	*	1.56		3.23		—		—		103
Year ended 3-31-2016	11.88	-5.46	—	*	1.56		2.96		—		—		73
Class Y Shares
Year ended 3-31-2020	9.64	-16.06	5		1.19		2.49		1.19		2.49		43
Year ended 3-31-2019	11.90	0.49	7		1.21	(11)	2.30		—		—		28
Year ended 3-31-2018	13.84	13.57	9		1.23	(11)	2.46		1.23		2.46		55
Year ended 3-31-2017	12.48	9.08	4		1.19		3.67		1.21		3.65		103
Year ended 3-31-2016	11.87	-5.15	4		1.19		3.32		1.22		3.29		73

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	191

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY GLOBAL GROWTH FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2020	$43.12	$0.05	$(4.97)	$(4.92)	$(0.09)	$(0.36)	$(0.45)
Year ended 3-31-2019	46.78	0.09	1.02	1.11	(0.08)	(4.69)	(4.77)
Year ended 3-31-2018	42.67	0.25	7.26	7.51	(0.06)	(3.34)	(3.40)
Year ended 3-31-2017	39.23	0.04	3.40	3.44	—	—	—
Year ended 3-31-2016	42.75	(0.09)	(2.49)	(2.58)	(0.04)	(0.90)	(0.94)
Class B Shares(4)
Year ended 3-31-2020	35.29	(0.39)	(4.02)	(4.41)	—	(0.36)	(0.36)
Year ended 3-31-2019	39.50	(0.33)	0.81	0.48	—	(4.69)	(4.69)
Year ended 3-31-2018	36.62	(0.31)	6.33	6.02	—	(3.14)	(3.14)
Year ended 3-31-2017	34.07	(0.45)	3.00	2.55	—	—	—
Year ended 3-31-2016	37.61	(0.44)	(2.20)	(2.64)	—	(0.90)	(0.90)
Class C Shares
Year ended 3-31-2020	35.84	(0.28)	(4.09)	(4.37)	—	(0.36)	(0.36)
Year ended 3-31-2019	39.93	(0.23)	0.83	0.60	—	(4.69)	(4.69)
Year ended 3-31-2018	36.98	(0.26)	6.42	6.16	—	(3.21)	(3.21)
Year ended 3-31-2017	34.26	(0.29)	3.01	2.72	—	—	—
Year ended 3-31-2016	37.68	(0.34)	(2.18)	(2.52)	—	(0.90)	(0.90)
Class E Shares(5)
Year ended 3-31-2020	43.48	0.12	(5.01)	(4.89)	(0.16)	(0.36)	(0.52)
Year ended 3-31-2019	47.12	0.18	1.04	1.22	(0.17)	(4.69)	(4.86)
Year ended 3-31-2018	42.94	0.16	7.49	7.65	(0.13)	(3.34)	(3.47)
Year ended 3-31-2017	39.38	0.07	3.49	3.56	—	—	—
Year ended 3-31-2016	42.83	0.02	(2.50)	(2.48)	(0.07)	(0.90)	(0.97)
Class I Shares
Year ended 3-31-2020	44.10	0.18	(5.07)	(4.89)	(0.22)	(0.36)	(0.58)
Year ended 3-31-2019	47.72	0.24	1.05	1.29	(0.22)	(4.69)	(4.91)
Year ended 3-31-2018	43.44	0.25	7.53	7.78	(0.16)	(3.34)	(3.50)
Year ended 3-31-2017	39.81	0.04	3.59	3.63	—	—	—
Year ended 3-31-2016	43.24	0.05	(2.49)	(2.44)	(0.09)	(0.90)	(0.99)
Class N Shares
Year ended 3-31-2020	44.35	0.24	(5.10)	(4.86)	(0.28)	(0.36)	(0.64)
Year ended 3-31-2019	47.99	0.30	1.04	1.34	(0.29)	(4.69)	(4.98)
Year ended 3-31-2018	43.64	0.20	7.71	7.91	(0.22)	(3.34)	(3.56)
Year ended 3-31-2017	39.92	0.10	3.62	3.72	—	—	—
Year ended 3-31-2016	43.32	0.13	(2.52)	(2.39)	(0.11)	(0.90)	(1.01)
Class R Shares
Year ended 3-31-2020	42.69	(0.08)	(4.93)	(5.01)	—	(0.36)	(0.36)
Year ended 3-31-2019	46.41	(0.05)	1.02	0.97	—	(4.69)	(4.69)
Year ended 3-31-2018	42.41	(0.07)	7.39	7.32	—	(3.32)	(3.32)
Year ended 3-31-2017	39.08	(0.14)	3.47	3.33	—	—	—
Year ended 3-31-2016	42.64	(0.20)	(2.46)	(2.66)	—	(0.90)	(0.90)
Class Y Shares
Year ended 3-31-2020	43.35	0.08	(5.03)	(4.95)	(0.09)	(0.36)	(0.45)
Year ended 3-31-2019	47.00	0.09	1.04	1.13	(0.09)	(4.69)	(4.78)
Year ended 3-31-2018	42.86	0.12	7.44	7.56	(0.08)	(3.34)	(3.42)
Year ended 3-31-2017	39.37	0.00 *	3.49	3.49	—	—	—
Year ended 3-31-2016	42.86	(0.05)	(2.49)	(2.54)	(0.05)	(0.90)	(0.95)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	Class is closed to investment.

(6)	Expense ratio based on the period excluding reorganization expenses was 1.11%.

192	ANNUAL REPORT	2020

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2020	$37.75	-11.62%	$369		1.36%		0.11%		—%	—%	26%
Year ended 3-31-2019	43.12	3.12	477		1.37		0.19		—	—	54
Year ended 3-31-2018	46.78	17.92	510		1.38		0.53		—	—	46
Year ended 3-31-2017	42.67	8.77	115		1.48		0.11		—	—	66
Year ended 3-31-2016	39.23	-6.12	375		1.47		-0.22		—	—	51
Class B Shares(4)
Year ended 3-31-2020	30.52	-12.70	—	*	2.58		-1.06		2.62	-1.10	26
Year ended 3-31-2019	35.29	2.00	1		2.40		-0.85		—	—	54
Year ended 3-31-2018	39.50	16.79	2		2.40		-0.79		—	—	46
Year ended 3-31-2017	36.62	7.48	2		2.67		-1.30		—	—	66
Year ended 3-31-2016	34.07	-7.12	3		2.52		-1.22		—	—	51
Class C Shares
Year ended 3-31-2020	31.11	-12.42	5		2.24		-0.76		—	—	26
Year ended 3-31-2019	35.84	2.33	9		2.15		-0.60		—	—	54
Year ended 3-31-2018	39.93	16.99	11		2.18		-0.65		—	—	46
Year ended 3-31-2017	36.98	7.94	25		2.21		-0.84		—	—	66
Year ended 3-31-2016	34.26	-6.79	25		2.22		-0.96		—	—	51
Class E Shares(5)
Year ended 3-31-2020	38.07	-11.47	—	*	1.19		0.26		—	—	26
Year ended 3-31-2019	43.48	3.32	—	*	1.18		0.38		—	—	54
Year ended 3-31-2018	47.12	18.17	—	*	1.20		0.34		—	—	46
Year ended 3-31-2017	42.94	9.04	—	*	1.21		0.17		—	—	66
Year ended 3-31-2016	39.38	-5.87	—	*	1.20		0.05		—	—	51
Class I Shares
Year ended 3-31-2020	38.63	-11.35	346		1.06		0.40		1.10	0.36	26
Year ended 3-31-2019	44.10	3.43	436		1.06		0.50		1.08	0.48	54
Year ended 3-31-2018	47.72	18.27	437		1.13	(6)	0.54		—	—	46
Year ended 3-31-2017	43.44	9.12	270		1.11		0.10		—	—	66
Year ended 3-31-2016	39.81	-5.73	78		1.09		0.13		—	—	51
Class N Shares
Year ended 3-31-2020	38.85	-11.26	16		0.94		0.53		—	—	26
Year ended 3-31-2019	44.35	3.59	19		0.92		0.64		—	—	54
Year ended 3-31-2018	47.99	18.45	24		0.95		0.42		—	—	46
Year ended 3-31-2017	43.64	9.32	7		0.95		0.24		—	—	66
Year ended 3-31-2016	39.92	-5.61	3		0.94		0.31		—	—	51
Class R Shares
Year ended 3-31-2020	37.32	-11.92	1		1.68		-0.18		—	—	26
Year ended 3-31-2019	42.69	2.82	1		1.67		-0.10		—	—	54
Year ended 3-31-2018	46.41	17.58	2		1.69		-0.15		—	—	46
Year ended 3-31-2017	42.41	8.52	2		1.69		-0.35		—	—	66
Year ended 3-31-2016	39.08	-6.32	2		1.68		-0.50		—	—	51
Class Y Shares
Year ended 3-31-2020	37.95	-11.63	2		1.36		0.19		1.38	0.17	26
Year ended 3-31-2019	43.35	3.17	5		1.33		0.20		—	—	54
Year ended 3-31-2018	47.00	17.96	10		1.36		0.25		—	—	46
Year ended 3-31-2017	42.86	8.86	14		1.36		—	*	—	—	66
Year ended 3-31-2016	39.37	-6.00	17		1.36		-0.13		—	—	51

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	193

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY GOVERNMENT MONEY MARKET FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)		Net Realized and Unrealized Gain on Investments		Total from Investment Operations		Distributions From Net Investment Income		Distributions From Net Realized Gains		Total Distributions
Class A Shares
Year ended 3-31-2020	$1.00	$0.01		$0.00	*	$0.01		$(0.01)		$—		$(0.01)
Year ended 3-31-2019	1.00	0.01		0.00	*	0.01		(0.01)		—		(0.01)
Year ended 3-31-2018	1.00	0.00	*	0.00	*	0.00	*	—	*	—	*	—	*
Year ended 3-31-2017	1.00	0.00	*	0.00	*	0.00	*	—	*	—	*	—	*
Year ended 3-31-2016	1.00	0.00	*	0.00	*	0.00	*	—	*	—		—	*
Class B Shares(4)
Year ended 3-31-2020	1.00	0.01		0.00	*	0.01		(0.01)		—		(0.01)
Year ended 3-31-2019	1.00	0.00	*	0.00	*	0.00	*	—	*	—		—	*
Year ended 3-31-2018	1.00	0.00	*	0.00	*	0.00	*	—	*	—	*	—	*
Year ended 3-31-2017	1.00	0.00	*	0.00	*	0.00	*	—	*	—	*	—	*
Year ended 3-31-2016	1.00	0.00	*	0.00	*	0.00	*	—	*	—		—	*
Class C Shares(4)
Year ended 3-31-2020	1.00	0.00	*	0.00	*	0.00	*	—	*	—		—	*
Year ended 3-31-2019	1.00	0.01		0.00	*	0.01		(0.01)		—		(0.01)
Year ended 3-31-2018	1.00	0.00	*	0.00	*	0.00	*	—	*	—	*	—	*
Year ended 3-31-2017	1.00	0.00	*	0.00	*	0.00	*	—	*	—	*	—	*
Year ended 3-31-2016	1.00	0.00	*	0.00	*	0.00	*	—	*	—		—	*
Class E Shares
Year ended 3-31-2020	1.00	0.02		0.00	*	0.02		(0.02)		—		(0.02)
Year ended 3-31-2019	1.00	0.01		0.00	*	0.01		(0.01)		—		(0.01)
Year ended 3-31-2018	1.00	0.00	*	0.00	*	0.00	*	—	*	—	*	—	*
Year ended 3-31-2017	1.00	0.00	*	0.00	*	0.00	*	—	*	—	*	—	*
Year ended 3-31-2016	1.00	0.00	*	0.00	*	0.00	*	—	*	—		—	*
Class N Shares
Year ended 3-31-2020	1.00	0.02		0.00	*	0.02		(0.02)		—		(0.02)
Year ended 3-31-2019	1.00	0.02		0.00	*	0.02		(0.02)		—		(0.02)
Year ended 3-31-2018(5)	1.00	0.00	*	0.00	*	0.00	*	—	*	—	*	—	*

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	For the period from July 5, 2017 (commencement of operations of the class) through March 31, 2018.

(6)	Annualized.

194	ANNUAL REPORT	2020

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)
Class A Shares
Year ended 3-31-2020	$1.00	1.31%	$160	0.77%		1.29%		—%	—%
Year ended 3-31-2019	1.00	1.40	132	0.78		1.39		—	—
Year ended 3-31-2018	1.00	0.56	135	0.66		0.55		—	—
Year ended 3-31-2017	1.00	0.03	184	0.60		0.03		0.63	—
Year ended 3-31-2016	1.00	0.02	167	0.30		0.02		0.61	-0.29
Class B Shares(4)
Year ended 3-31-2020	1.00	0.50	1	1.58		0.54		—	—
Year ended 3-31-2019	1.00	0.47	1	1.70		0.42		—	—
Year ended 3-31-2018	1.00	0.01	3	1.16		0.01		1.67	-0.50
Year ended 3-31-2017	1.00	0.01	5	0.61		0.02		1.71	-1.08
Year ended 3-31-2016	1.00	0.02	6	0.30		0.02		1.65	-1.33
Class C Shares(4)
Year ended 3-31-2020	1.00	0.44	17	1.63		0.45		—	—
Year ended 3-31-2019	1.00	0.63	11	1.54		0.61		—	—
Year ended 3-31-2018	1.00	0.02	22	1.18		0.02		1.61	-0.41
Year ended 3-31-2017	1.00	0.01	29	0.61		0.02		1.61	-0.98
Year ended 3-31-2016	1.00	0.02	44	0.30		0.02		1.57	-1.25
Class E Shares
Year ended 3-31-2020	1.00	1.56	9	0.51		1.54		0.68	1.37
Year ended 3-31-2019	1.00	1.55	7	0.62		1.56		0.72	1.46
Year ended 3-31-2018	1.00	0.51	6	0.71		0.49		—	—
Year ended 3-31-2017	1.00	0.01	6	0.61		0.02		0.70	-0.07
Year ended 3-31-2016	1.00	0.02	7	0.29		0.02		0.68	-0.37
Class N Shares
Year ended 3-31-2020	1.00	1.57	8	0.52		1.55		—	—
Year ended 3-31-2019	1.00	1.68	7	0.50		1.66		—	—
Year ended 3-31-2018(5)	1.00	0.65	8	0.40	(6)	1.03	(6)	—	—

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	195

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY HIGH INCOME FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2020	$7.20	$0.49	$(1.29)	$(0.80)	$(0.49)	$—	$(0.49)
Year ended 3-31-2019	7.49	0.50	(0.29)	0.21	(0.50)	—	(0.50)
Year ended 3-31-2018	7.60	0.53	(0.12)	0.41	(0.52)	—	(0.52)
Year ended 3-31-2017	6.91	0.55	0.68	1.23	(0.54)	—	(0.54)
Year ended 3-31-2016	8.09	0.58	(1.19)	(0.61)	(0.57)	—	(0.57)
Class B Shares(4)
Year ended 3-31-2020	7.20	0.44	(1.30)	(0.86)	(0.43)	—	(0.43)
Year ended 3-31-2019	7.49	0.44	(0.29)	0.15	(0.44)	—	(0.44)
Year ended 3-31-2018	7.60	0.45	(0.10)	0.35	(0.46)	—	(0.46)
Year ended 3-31-2017	6.91	0.49	0.68	1.17	(0.48)	—	(0.48)
Year ended 3-31-2016	8.09	0.53	(1.19)	(0.66)	(0.52)	—	(0.52)
Class C Shares
Year ended 3-31-2020	7.20	0.44	(1.29)	(0.85)	(0.44)	—	(0.44)
Year ended 3-31-2019	7.49	0.45	(0.29)	0.16	(0.45)	—	(0.45)
Year ended 3-31-2018	7.60	0.45	(0.09)	0.36	(0.47)	—	(0.47)
Year ended 3-31-2017	6.91	0.50	0.68	1.18	(0.49)	—	(0.49)
Year ended 3-31-2016	8.09	0.53	(1.19)	(0.66)	(0.52)	—	(0.52)
Class E Shares
Year ended 3-31-2020	7.20	0.48	(1.29)	(0.81)	(0.48)	—	(0.48)
Year ended 3-31-2019	7.49	0.49	(0.29)	0.20	(0.49)	—	(0.49)
Year ended 3-31-2018	7.60	0.48	(0.09)	0.39	(0.50)	—	(0.50)
Year ended 3-31-2017	6.91	0.53	0.68	1.21	(0.52)	—	(0.52)
Year ended 3-31-2016	8.09	0.56	(1.19)	(0.63)	(0.55)	—	(0.55)
Class I Shares
Year ended 3-31-2020	7.20	0.50	(1.29)	(0.79)	(0.50)	—	(0.50)
Year ended 3-31-2019	7.49	0.52	(0.29)	0.23	(0.52)	—	(0.52)
Year ended 3-31-2018	7.60	0.53	(0.10)	0.43	(0.54)	—	(0.54)
Year ended 3-31-2017	6.91	0.56	0.69	1.25	(0.56)	—	(0.56)
Year ended 3-31-2016	8.09	0.60	(1.19)	(0.59)	(0.59)	—	(0.59)
Class N Shares
Year ended 3-31-2020	7.20	0.51	(1.29)	(0.78)	(0.51)	—	(0.51)
Year ended 3-31-2019	7.49	0.53	(0.29)	0.24	(0.53)	—	(0.53)
Year ended 3-31-2018	7.60	0.53	(0.09)	0.44	(0.55)	—	(0.55)
Year ended 3-31-2017	6.91	0.59	0.67	1.26	(0.57)	—	(0.57)
Year ended 3-31-2016	8.09	0.60	(1.18)	(0.58)	(0.60)	—	(0.60)
Class R Shares
Year ended 3-31-2020	7.20	0.46	(1.29)	(0.83)	(0.46)	—	(0.46)
Year ended 3-31-2019	7.49	0.47	(0.29)	0.18	(0.47)	—	(0.47)
Year ended 3-31-2018	7.60	0.48	(0.10)	0.38	(0.49)	—	(0.49)
Year ended 3-31-2017	6.91	0.52	0.68	1.20	(0.51)	—	(0.51)
Year ended 3-31-2016	8.09	0.55	(1.19)	(0.64)	(0.54)	—	(0.54)
Class T Shares
Year ended 3-31-2020	7.20	0.50	(1.29)	(0.79)	(0.50)	—	(0.50)
Year ended 3-31-2019	7.49	0.51	(0.29)	0.22	(0.51)	—	(0.51)
Year ended 3-31-2018(5)	7.62	0.35	(0.10)	0.25	(0.38)	—	(0.38)
Class Y Shares
Year ended 3-31-2020	7.20	0.49	(1.29)	(0.80)	(0.49)	—	(0.49)
Year ended 3-31-2019	7.49	0.50	(0.29)	0.21	(0.50)	—	(0.50)
Year ended 3-31-2018	7.60	0.50	(0.09)	0.41	(0.52)	—	(0.52)
Year ended 3-31-2017	6.91	0.55	0.68	1.23	(0.54)	—	(0.54)
Year ended 3-31-2016	8.09	0.58	(1.19)	(0.61)	(0.57)	—	(0.57)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	For the period from July 5, 2017 (commencement of operations of the class) through March 31, 2018.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

196	ANNUAL REPORT	2020

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2020	$5.91	-12.03%	$1,465		0.95%		6.89%		—%	—%	30%
Year ended 3-31-2019	7.20	2.93	1,930		0.95		6.81		—	—	41
Year ended 3-31-2018	7.49	5.54	2,221		0.95		7.02		—	—	39
Year ended 3-31-2017	7.60	18.34	1,250		0.97		7.51		—	—	35
Year ended 3-31-2016	6.91	-7.75	1,865		0.96		7.71		—	—	29
Class B Shares(4)
Year ended 3-31-2020	5.91	-12.71	19		1.71		6.11		1.77	6.05	30
Year ended 3-31-2019	7.20	2.15	40		1.71		6.04		1.73	6.02	41
Year ended 3-31-2018	7.49	4.72	62		1.71		5.90		—	—	39
Year ended 3-31-2017	7.60	17.46	79		1.72		6.72		—	—	35
Year ended 3-31-2016	6.91	-8.43	84		1.70		6.98		—	—	29
Class C Shares
Year ended 3-31-2020	5.91	-12.66	447		1.66		6.17		1.68	6.15	30
Year ended 3-31-2019	7.20	2.21	683		1.66		6.10		1.66	6.10	41
Year ended 3-31-2018	7.49	4.77	817		1.66		5.94		—	—	39
Year ended 3-31-2017	7.60	17.51	970		1.67		6.77		—	—	35
Year ended 3-31-2016	6.91	-8.40	1,025		1.66		7.02		—	—	29
Class E Shares
Year ended 3-31-2020	5.91	-12.14	8		1.07		6.77		1.22	6.62	30
Year ended 3-31-2019	7.20	2.79	9		1.09		6.68		1.24	6.53	41
Year ended 3-31-2018	7.49	5.28	10		1.13		6.38		1.21	6.30	39
Year ended 3-31-2017	7.60	18.08	10		1.19		7.22		1.28	7.13	35
Year ended 3-31-2016	6.91	-8.01	8		1.23		7.47		1.30	7.40	29
Class I Shares
Year ended 3-31-2020	5.91	-11.83	1,487		0.73		7.11		—	—	30
Year ended 3-31-2019	7.20	3.18	2,058		0.72		7.05		—	—	41
Year ended 3-31-2018	7.49	5.77	2,156		0.72		6.99		—	—	39
Year ended 3-31-2017	7.60	18.64	1,737		0.71		7.69		—	—	35
Year ended 3-31-2016	6.91	-7.52	1,266		0.70		7.94		—	—	29
Class N Shares
Year ended 3-31-2020	5.91	-11.69	64		0.58		7.27		—	—	30
Year ended 3-31-2019	7.20	3.35	71		0.56		7.22		—	—	41
Year ended 3-31-2018	7.49	5.93	45		0.57		7.02		—	—	39
Year ended 3-31-2017	7.60	18.83	34		0.56		8.04		—	—	35
Year ended 3-31-2016	6.91	-7.35	55		0.56		8.36		—	—	29
Class R Shares
Year ended 3-31-2020	5.91	-12.36	45		1.32		6.52		—	—	30
Year ended 3-31-2019	7.20	2.58	62		1.30		6.47		—	—	41
Year ended 3-31-2018	7.49	5.15	65		1.30		6.26		—	—	39
Year ended 3-31-2017	7.60	17.94	70		1.31		7.05		—	—	35
Year ended 3-31-2016	6.91	-8.07	62		1.30		7.44		—	—	29
Class T Shares
Year ended 3-31-2020	5.91	-11.92	—	*	0.84		7.01		—	—	30
Year ended 3-31-2019	7.20	3.07	—	*	0.82		6.95		—	—	41
Year ended 3-31-2018(5)	7.49	3.29	—	*	0.82	(6)	6.35	(6)	—	—	39	(7)
Class Y Shares
Year ended 3-31-2020	5.91	-12.03	133		0.95		6.87		0.98	6.84	30
Year ended 3-31-2019	7.20	2.94	239		0.95		6.80		0.96	6.79	41
Year ended 3-31-2018	7.49	5.53	329		0.95		6.63		0.96	6.62	39
Year ended 3-31-2017	7.60	18.33	396		0.96		7.46		—	—	35
Year ended 3-31-2016	6.91	-7.76	406		0.95		7.69		0.95	7.69	29

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	197

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY INTERNATIONAL CORE EQUITY FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2020	$16.75	$0.26	$(3.30)	$(3.04)	$(0.42)	$—	$(0.42)
Year ended 3-31-2019	19.98	0.35	(2.11)	(1.76)	(0.36)	(1.11)	(1.47)
Year ended 3-31-2018	17.97	0.25	1.96	2.21	(0.20)	—	(0.20)
Year ended 3-31-2017	15.97	0.30	1.96	2.26	(0.26)	—	(0.26)
Year ended 3-31-2016	17.88	0.20	(1.97)	(1.77)	(0.14)	—	(0.14)
Class B Shares(4)
Year ended 3-31-2020	14.70	0.12	(2.90)	(2.78)	(0.30)	—	(0.30)
Year ended 3-31-2019	17.72	0.17	(1.86)	(1.69)	(0.22)	(1.11)	(1.33)
Year ended 3-31-2018	15.98	0.09	1.73	1.82	(0.08)	—	(0.08)
Year ended 3-31-2017	14.24	0.07	1.80	1.87	(0.13)	—	(0.13)
Year ended 3-31-2016	15.97	0.05	(1.76)	(1.71)	(0.02)	—	(0.02)
Class C Shares
Year ended 3-31-2020	14.75	0.14	(2.91)	(2.77)	(0.33)	—	(0.33)
Year ended 3-31-2019	17.77	0.20	(1.87)	(1.67)	(0.24)	(1.11)	(1.35)
Year ended 3-31-2018	16.02	0.11	1.74	1.85	(0.10)	—	(0.10)
Year ended 3-31-2017	14.27	0.11	1.81	1.92	(0.17)	—	(0.17)
Year ended 3-31-2016	16.00	0.06	(1.75)	(1.69)	(0.04)	—	(0.04)
Class E Shares
Year ended 3-31-2020	16.88	0.26	(3.32)	(3.06)	(0.42)	—	(0.42)
Year ended 3-31-2019	20.11	0.34	(2.11)	(1.77)	(0.35)	(1.11)	(1.46)
Year ended 3-31-2018	18.09	0.24	1.98	2.22	(0.20)	—	(0.20)
Year ended 3-31-2017	16.08	0.22	2.04	2.26	(0.25)	—	(0.25)
Year ended 3-31-2016	17.99	0.17	(1.97)	(1.80)	(0.11)	—	(0.11)
Class I Shares
Year ended 3-31-2020	16.86	0.35	(3.32)	(2.97)	(0.50)	—	(0.50)
Year ended 3-31-2019	20.10	0.42	(2.12)	(1.70)	(0.43)	(1.11)	(1.54)
Year ended 3-31-2018	18.07	0.31	1.98	2.29	(0.26)	—	(0.26)
Year ended 3-31-2017	16.07	0.26	2.06	2.32	(0.32)	—	(0.32)
Year ended 3-31-2016	17.99	0.24	(1.97)	(1.73)	(0.19)	—	(0.19)
Class N Shares
Year ended 3-31-2020	16.91	0.36	(3.34)	(2.98)	(0.50)	—	(0.50)
Year ended 3-31-2019	20.16	0.43	(2.12)	(1.69)	(0.45)	(1.11)	(1.56)
Year ended 3-31-2018	18.13	0.30	2.02	2.32	(0.29)	—	(0.29)
Year ended 3-31-2017	16.11	0.29	2.07	2.36	(0.34)	—	(0.34)
Year ended 3-31-2016	18.04	0.23	(1.94)	(1.71)	(0.22)	—	(0.22)
Class R Shares
Year ended 3-31-2020	16.75	0.20	(3.28)	(3.08)	(0.38)	—	(0.38)
Year ended 3-31-2019	19.97	0.29	(2.10)	(1.81)	(0.30)	(1.11)	(1.41)
Year ended 3-31-2018	17.96	0.17	1.99	2.16	(0.15)	—	(0.15)
Year ended 3-31-2017	15.97	0.17	2.04	2.21	(0.22)	—	(0.22)
Year ended 3-31-2016	17.87	0.13	(1.94)	(1.81)	(0.09)	—	(0.09)
Class T Shares
Year ended 3-31-2020	16.74	0.30	(3.30)	(3.00)	(0.45)	—	(0.45)
Year ended 3-31-2019	20.01	0.38	(2.12)	(1.74)	(0.42)	(1.11)	(1.53)
Year ended 3-31-2018(5)	18.96	0.13	1.12	1.25	(0.20)	—	(0.20)
Class Y Shares
Year ended 3-31-2020	16.87	0.27	(3.32)	(3.05)	(0.43)	—	(0.43)
Year ended 3-31-2019	20.12	0.37	(2.14)	(1.77)	(0.37)	(1.11)	(1.48)
Year ended 3-31-2018	18.09	0.26	1.98	2.24	(0.21)	—	(0.21)
Year ended 3-31-2017	16.08	0.26	2.02	2.28	(0.27)	—	(0.27)
Year ended 3-31-2016	18.00	0.21	(1.98)	(1.77)	(0.15)	—	(0.15)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	For the period from July 5, 2017 (commencement of operations of the class) through March 31, 2018.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

(8)	Expense ratio based on the period excluding reorganization expenses was 1.25%.

(9)	Expense ratio based on the period excluding reorganization expenses was 1.18%.

198	ANNUAL REPORT	2020

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2020	$13.29	-18.72%	$322		1.25%		1.57%		1.31%	1.51%	62%
Year ended 3-31-2019	16.75	-8.57	568		1.26	(8)	1.90		1.27	1.89	52
Year ended 3-31-2018	19.98	12.33	677		1.25		1.27		—	—	48
Year ended 3-31-2017	17.97	14.31	564		1.29		1.78		—	—	80
Year ended 3-31-2016	15.97	-9.95	1,532		1.31		1.15		—	—	62
Class B Shares(4)
Year ended 3-31-2020	11.62	-19.38	1		2.11		0.82		2.29	0.64	62
Year ended 3-31-2019	14.70	-9.34	4		2.10		1.05		2.13	1.02	52
Year ended 3-31-2018	17.72	11.39	7		2.11		0.50		—	—	48
Year ended 3-31-2017	15.98	13.20	9		2.22		0.45		—	—	80
Year ended 3-31-2016	14.24	-10.70	10		2.20		0.31		—	—	62
Class C Shares
Year ended 3-31-2020	11.65	-19.30	77		1.93		0.94		1.99	0.88	62
Year ended 3-31-2019	14.75	-9.14	163		1.91		1.24		1.92	1.23	52
Year ended 3-31-2018	17.77	11.57	240		1.93		0.62		—	—	48
Year ended 3-31-2017	16.02	13.51	220		1.97		0.72		—	—	80
Year ended 3-31-2016	14.27	-10.54	253		1.98		0.40		—	—	62
Class E Shares
Year ended 3-31-2020	13.40	-18.70	6		1.24		1.56		1.55	1.25	62
Year ended 3-31-2019	16.88	-8.62	7		1.29		1.83		1.51	1.61	52
Year ended 3-31-2018	20.11	12.31	8		1.28		1.22		1.51	0.99	48
Year ended 3-31-2017	18.09	14.20	6		1.31		1.31		1.61	1.01	80
Year ended 3-31-2016	16.08	-10.05	5		1.45		1.01		1.69	0.77	62
Class I Shares
Year ended 3-31-2020	13.39	-18.30	1,483		0.79		2.08		0.98	1.89	62
Year ended 3-31-2019	16.86	-8.20	3,149		0.85		2.27		0.95	2.17	52
Year ended 3-31-2018	20.10	12.70	4,136		0.94		1.59		—	—	48
Year ended 3-31-2017	18.07	14.58	3,168		0.97		1.52		—	—	80
Year ended 3-31-2016	16.07	-9.63	1,885		0.98		1.44		—	—	62
Class N Shares
Year ended 3-31-2020	13.43	-18.31	620		0.79		2.09		0.83	2.05	62
Year ended 3-31-2019	16.91	-8.12	1,437		0.79		2.35		0.80	2.34	52
Year ended 3-31-2018	20.16	12.82	1,597		0.79		1.49		—	—	48
Year ended 3-31-2017	18.13	14.83	484		0.82		1.72		—	—	80
Year ended 3-31-2016	16.11	-9.52	289		0.83		1.40		—	—	62
Class R Shares
Year ended 3-31-2020	13.29	-18.93	47		1.53		1.21		1.57	1.17	62
Year ended 3-31-2019	16.75	-8.82	104		1.53		1.60		1.54	1.59	52
Year ended 3-31-2018	19.97	12.04	117		1.53		0.85		—	—	48
Year ended 3-31-2017	17.96	13.95	56		1.56		1.00		—	—	80
Year ended 3-31-2016	15.97	-10.15	36		1.58		0.80		—	—	62
Class T Shares
Year ended 3-31-2020	13.29	-18.54	—	*	1.02		1.78		1.04	1.76	62
Year ended 3-31-2019	16.74	-8.42	—	*	1.08		2.06		1.08	2.06	52
Year ended 3-31-2018(5)	20.01	6.62	—	*	1.02	(6)	0.86	(6)	—	—	48	(7)
Class Y Shares
Year ended 3-31-2020	13.39	-18.65	176		1.18		1.62		1.23	1.57	62
Year ended 3-31-2019	16.87	-8.55	377		1.19	(9)	1.99		1.19	1.99	52
Year ended 3-31-2018	20.12	12.42	487		1.19		1.32		—	—	48
Year ended 3-31-2017	18.09	14.34	416		1.24		1.56		—	—	80
Year ended 3-31-2016	16.08	-9.88	572		1.25		1.24		—	—	62

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	199

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY LARGE CAP GROWTH FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2020	$22.73	$(0.02)	$0.85	$0.83	$—	$(3.04)	$(3.04)
Year ended 3-31-2019	22.65	(0.01)	2.87	2.86	—	(2.78)	(2.78)
Year ended 3-31-2018	19.17	(0.01)	4.46	4.45	—	(0.97)	(0.97)
Year ended 3-31-2017	17.66	0.00 *	2.42	2.42	—	(0.91)	(0.91)
Year ended 3-31-2016	19.19	(0.03)	(0.32)	(0.35)	—	(1.18)	(1.18)
Class B Shares(4)
Year ended 3-31-2020	16.69	(0.16)	0.71	0.55	—	(2.95)	(2.95)
Year ended 3-31-2019	17.46	(0.16)	2.14	1.98	—	(2.75)	(2.75)
Year ended 3-31-2018	15.09	(0.16)	3.50	3.34	—	(0.97)	(0.97)
Year ended 3-31-2017	14.22	(0.14)	1.92	1.78	—	(0.91)	(0.91)
Year ended 3-31-2016	15.82	(0.16)	(0.26)	(0.42)	—	(1.18)	(1.18)
Class C Shares
Year ended 3-31-2020	18.30	(0.17)	0.75	0.58	—	(2.94)	(2.94)
Year ended 3-31-2019	18.87	(0.15)	2.33	2.18	—	(2.75)	(2.75)
Year ended 3-31-2018	16.22	(0.15)	3.77	3.62	—	(0.97)	(0.97)
Year ended 3-31-2017	15.19	(0.11)	2.05	1.94	—	(0.91)	(0.91)
Year ended 3-31-2016	16.78	(0.14)	(0.27)	(0.41)	—	(1.18)	(1.18)
Class E Shares
Year ended 3-31-2020	22.67	(0.05)	0.85	0.80	—	(3.02)	(3.02)
Year ended 3-31-2019	22.62	(0.04)	2.87	2.83	—	(2.78)	(2.78)
Year ended 3-31-2018	19.15	(0.02)	4.46	4.44	—	(0.97)	(0.97)
Year ended 3-31-2017	17.64	0.00 *	2.42	2.42	—	(0.91)	(0.91)
Year ended 3-31-2016	19.17	(0.03)	(0.32)	(0.35)	—	(1.18)	(1.18)
Class I Shares
Year ended 3-31-2020	24.09	0.06	0.89	0.95	(0.07)	(3.07)	(3.14)
Year ended 3-31-2019	23.80	0.06	3.03	3.09	—	(2.80)	(2.80)
Year ended 3-31-2018	20.08	0.04	4.69	4.73	(0.04)	(0.97)	(1.01)
Year ended 3-31-2017	18.41	0.05	2.53	2.58	—	(0.91)	(0.91)
Year ended 3-31-2016	19.90	0.02	(0.33)	(0.31)	—	(1.18)	(1.18)
Class N Shares
Year ended 3-31-2020	24.25	0.07	0.89	0.96	(0.09)	(3.07)	(3.16)
Year ended 3-31-2019	23.91	0.08	3.04	3.12	—	(2.78)	(2.78)
Year ended 3-31-2018	20.18	0.07	4.72	4.79	(0.09)	(0.97)	(1.06)
Year ended 3-31-2017	18.47	0.07	2.55	2.62	—	(0.91)	(0.91)
Year ended 3-31-2016	19.93	0.05	(0.33)	(0.28)	—	(1.18)	(1.18)
Class R Shares
Year ended 3-31-2020	21.69	(0.10)	0.82	0.72	—	(2.98)	(2.98)
Year ended 3-31-2019	21.79	(0.09)	2.74	2.65	—	(2.75)	(2.75)
Year ended 3-31-2018	18.54	(0.09)	4.31	4.22	—	(0.97)	(0.97)
Year ended 3-31-2017	17.16	(0.06)	2.35	2.29	—	(0.91)	(0.91)
Year ended 3-31-2016	18.74	(0.09)	(0.31)	(0.40)	—	(1.18)	(1.18)
Class Y Shares
Year ended 3-31-2020	23.37	(0.02)	0.86	0.84	—	(3.03)	(3.03)
Year ended 3-31-2019	23.24	(0.01)	2.94	2.93	—	(2.80)	(2.80)
Year ended 3-31-2018	19.63	0.00 *	4.58	4.58	—	(0.97)	(0.97)
Year ended 3-31-2017	18.04	0.00 *	2.50	2.50	—	(0.91)	(0.91)
Year ended 3-31-2016	19.57	(0.01)	(0.34)	(0.35)	—	(1.18)	(1.18)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	Expense ratio based on the period excluding reorganization expenses was 1.04%.

200	ANNUAL REPORT	2020

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2020	$20.52	2.18%	$1,936	1.01%		-0.07%	—%	—%	33%
Year ended 3-31-2019	22.73	13.65	2,113	1.04		-0.04	—	—	37
Year ended 3-31-2018	22.65	23.45	1,778	1.13		-0.05	1.13	-0.05	37
Year ended 3-31-2017	19.17	14.12	487	1.15		0.01	1.19	-0.03	43
Year ended 3-31-2016	17.66	-2.08	1,197	1.15		-0.15	1.16	-0.16	38
Class B Shares(4)
Year ended 3-31-2020	14.29	1.33	5	1.85		-0.92	1.95	-1.02	33
Year ended 3-31-2019	16.69	12.63	9	1.92		-0.91	1.97	-0.96	37
Year ended 3-31-2018	17.46	22.42	11	2.00		-0.95	—	—	37
Year ended 3-31-2017	15.09	13.01	10	2.08		-0.94	—	—	43
Year ended 3-31-2016	14.22	-2.98	11	2.07		-1.07	—	—	38
Class C Shares
Year ended 3-31-2020	15.94	1.38	69	1.83		-0.89	—	—	33
Year ended 3-31-2019	18.30	12.75	88	1.81		-0.81	—	—	37
Year ended 3-31-2018	18.87	22.59	84	1.86		-0.82	—	—	37
Year ended 3-31-2017	16.22	13.24	97	1.87		-0.73	—	—	43
Year ended 3-31-2016	15.19	-2.74	107	1.86		-0.85	—	—	38
Class E Shares
Year ended 3-31-2020	20.45	2.05	20	1.14		-0.20	1.15	-0.21	33
Year ended 3-31-2019	22.67	13.52	19	1.15		-0.16	1.19	-0.20	37
Year ended 3-31-2018	22.62	23.43	16	1.15		-0.11	1.28	-0.24	37
Year ended 3-31-2017	19.15	14.14	13	1.15		-0.01	1.36	-0.22	43
Year ended 3-31-2016	17.64	-2.08	12	1.15		-0.14	1.35	-0.34	38
Class I Shares
Year ended 3-31-2020	21.90	2.51	1,819	0.69		0.24	0.80	0.13	33
Year ended 3-31-2019	24.09	13.99	1,970	0.73		0.27	0.82	0.18	37
Year ended 3-31-2018	23.80	23.80	1,580	0.88		0.18	—	—	37
Year ended 3-31-2017	20.08	14.42	961	0.88		0.24	0.88	0.24	43
Year ended 3-31-2016	18.41	-1.79	272	0.88		0.11	—	—	38
Class N Shares
Year ended 3-31-2020	22.05	2.54	107	0.66		0.28	—	—	33
Year ended 3-31-2019	24.25	14.06	108	0.66		0.33	—	—	37
Year ended 3-31-2018	23.91	24.00	100	0.72		0.30	—	—	37
Year ended 3-31-2017	20.18	14.59	1	0.72		0.39	—	—	43
Year ended 3-31-2016	18.47	-1.64	7	0.73		0.28	—	—	38
Class R Shares
Year ended 3-31-2020	19.43	1.75	13	1.40		-0.46	—	—	33
Year ended 3-31-2019	21.69	13.22	18	1.40		-0.40	—	—	37
Year ended 3-31-2018	21.79	23.06	23	1.46		-0.42	—	—	37
Year ended 3-31-2017	18.54	13.77	21	1.47		-0.33	—	—	43
Year ended 3-31-2016	17.16	-2.39	22	1.47		-0.48	—	—	38
Class Y Shares
Year ended 3-31-2020	21.18	2.19	26	1.01		-0.08	1.05	-0.12	33
Year ended 3-31-2019	23.37	13.61	38	1.05	(5)	-0.05	1.06	-0.06	37
Year ended 3-31-2018	23.24	23.57	37	1.05		-0.01	1.11	-0.07	37
Year ended 3-31-2017	19.63	14.27	35	1.06		0.02	1.12	-0.04	43
Year ended 3-31-2016	18.04	-2.03	125	1.06		-0.07	1.11	-0.12	38

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	201

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY LIMITED-TERM BOND FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2020	$10.74	$0.20	$0.14	$0.34	$(0.21)	$—	$(0.21)
Year ended 3-31-2019	10.64	0.21	0.10	0.31	(0.21)	—	(0.21)
Year ended 3-31-2018	10.80	0.18	(0.15)	0.03	(0.19)	—	(0.19)
Year ended 3-31-2017	10.87	0.17	(0.06)	0.11	(0.18)	—	(0.18)
Year ended 3-31-2016	10.92	0.15	(0.05)	0.10	(0.15)	—	(0.15)
Class B Shares(4)
Year ended 3-31-2020	10.74	0.11	0.13	0.24	(0.11)	—	(0.11)
Year ended 3-31-2019	10.64	0.11	0.11	0.22	(0.12)	—	(0.12)
Year ended 3-31-2018	10.80	0.08	(0.15)	(0.07)	(0.09)	—	(0.09)
Year ended 3-31-2017	10.87	0.08	(0.07)	0.01	(0.08)	—	(0.08)
Year ended 3-31-2016	10.92	0.06	(0.05)	0.01	(0.06)	—	(0.06)
Class C Shares
Year ended 3-31-2020	10.74	0.12	0.13	0.25	(0.12)	—	(0.12)
Year ended 3-31-2019	10.64	0.13	0.10	0.23	(0.13)	—	(0.13)
Year ended 3-31-2018	10.80	0.10	(0.15)	(0.05)	(0.11)	—	(0.11)
Year ended 3-31-2017	10.87	0.09	(0.06)	0.03	(0.10)	—	(0.10)
Year ended 3-31-2016	10.92	0.07	(0.05)	0.02	(0.07)	—	(0.07)
Class E Shares
Year ended 3-31-2020	10.74	0.20	0.13	0.33	(0.20)	—	(0.20)
Year ended 3-31-2019	10.64	0.20	0.10	0.30	(0.20)	—	(0.20)
Year ended 3-31-2018	10.80	0.17	(0.14)	0.03	(0.19)	—	(0.19)
Year ended 3-31-2017	10.87	0.16	(0.06)	0.10	(0.17)	—	(0.17)
Year ended 3-31-2016	10.92	0.13	(0.04)	0.09	(0.14)	—	(0.14)
Class I Shares
Year ended 3-31-2020	10.74	0.23	0.13	0.36	(0.23)	—	(0.23)
Year ended 3-31-2019	10.64	0.24	0.10	0.34	(0.24)	—	(0.24)
Year ended 3-31-2018	10.80	0.21	(0.16)	0.05	(0.21)	—	(0.21)
Year ended 3-31-2017	10.87	0.19	(0.06)	0.13	(0.20)	—	(0.20)
Year ended 3-31-2016	10.92	0.17	(0.04)	0.13	(0.18)	—	(0.18)
Class N Shares
Year ended 3-31-2020	10.74	0.24	0.14	0.38	(0.25)	—	(0.25)
Year ended 3-31-2019	10.64	0.25	0.10	0.35	(0.25)	—	(0.25)
Year ended 3-31-2018	10.80	0.22	(0.15)	0.07	(0.23)	—	(0.23)
Year ended 3-31-2017	10.87	0.21	(0.06)	0.15	(0.22)	—	(0.22)
Year ended 3-31-2016	10.92	0.19	(0.05)	0.14	(0.19)	—	(0.19)
Class R Shares
Year ended 3-31-2020	10.74	0.16	0.14	0.30	(0.17)	—	(0.17)
Year ended 3-31-2019	10.64	0.17	0.10	0.27	(0.17)	—	(0.17)
Year ended 3-31-2018	10.80	0.14	(0.15)	(0.01)	(0.15)	—	(0.15)
Year ended 3-31-2017	10.87	0.13	(0.06)	0.07	(0.14)	—	(0.14)
Year ended 3-31-2016	10.92	0.11	(0.05)	0.06	(0.11)	—	(0.11)
Class Y Shares
Year ended 3-31-2020	10.74	0.20	0.14	0.34	(0.21)	—	(0.21)
Year ended 3-31-2019	10.64	0.21	0.10	0.31	(0.21)	—	(0.21)
Year ended 3-31-2018	10.80	0.18	(0.15)	0.03	(0.19)	—	(0.19)
Year ended 3-31-2017	10.87	0.17	(0.06)	0.11	(0.18)	—	(0.18)
Year ended 3-31-2016	10.92	0.15	(0.05)	0.10	(0.15)	—	(0.15)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

202	ANNUAL REPORT	2020

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2020	$10.87	3.14%	$381		0.91%	1.86%	—%	—%	61%
Year ended 3-31-2019	10.74	2.95	382		0.91	1.90	—	—	83
Year ended 3-31-2018	10.64	0.25	431		0.89	1.69	—	—	24
Year ended 3-31-2017	10.80	0.99	536		0.88	1.59	—	—	65
Year ended 3-31-2016	10.87	0.95	1,589		0.88	1.36	—	—	46
Class B Shares(4)
Year ended 3-31-2020	10.87	2.20	2		1.84	0.97	—	—	61
Year ended 3-31-2019	10.74	2.07	3		1.77	1.03	—	—	83
Year ended 3-31-2018	10.64	-0.65	6		1.80	0.78	—	—	24
Year ended 3-31-2017	10.80	0.12	10		1.74	0.71	—	—	65
Year ended 3-31-2016	10.87	0.12	14		1.71	0.54	—	—	46
Class C Shares
Year ended 3-31-2020	10.87	2.36	27		1.67	1.12	—	—	61
Year ended 3-31-2019	10.74	2.20	45		1.65	1.16	—	—	83
Year ended 3-31-2018	10.64	-0.51	55		1.66	0.92	—	—	24
Year ended 3-31-2017	10.80	0.24	87		1.62	0.83	—	—	65
Year ended 3-31-2016	10.87	0.22	128		1.61	0.63	—	—	46
Class E Shares
Year ended 3-31-2020	10.87	3.11	8		0.95	1.82	1.00	1.77	61
Year ended 3-31-2019	10.74	2.90	5		0.95	1.85	1.03	1.77	83
Year ended 3-31-2018	10.64	0.17	4		0.98	1.60	1.02	1.56	24
Year ended 3-31-2017	10.80	0.89	5		0.98	1.46	—	—	65
Year ended 3-31-2016	10.87	0.83	4		1.00	1.24	1.03	1.21	46
Class I Shares
Year ended 3-31-2020	10.87	3.38	570		0.69	2.10	—	—	61
Year ended 3-31-2019	10.74	3.19	677		0.67	2.14	—	—	83
Year ended 3-31-2018	10.64	0.49	710		0.66	1.92	—	—	24
Year ended 3-31-2017	10.80	1.23	871		0.64	1.79	—	—	65
Year ended 3-31-2016	10.87	1.20	56		0.64	1.60	—	—	46
Class N Shares
Year ended 3-31-2020	10.87	3.54	130		0.53	2.25	—	—	61
Year ended 3-31-2019	10.74	3.36	169		0.51	2.30	—	—	83
Year ended 3-31-2018	10.64	0.64	85		0.50	2.08	—	—	24
Year ended 3-31-2017	10.80	1.38	88		0.49	1.94	—	—	65
Year ended 3-31-2016	10.87	1.35	2		0.49	1.76	—	—	46
Class R Shares
Year ended 3-31-2020	10.87	2.76	1		1.28	1.47	—	—	61
Year ended 3-31-2019	10.74	2.60	—	*	1.26	1.54	—	—	83
Year ended 3-31-2018	10.64	-0.12	1		1.26	1.32	—	—	24
Year ended 3-31-2017	10.80	0.62	1		1.24	1.21	—	—	65
Year ended 3-31-2016	10.87	0.59	1		1.24	0.98	—	—	46
Class Y Shares
Year ended 3-31-2020	10.87	3.14	6		0.91	1.88	0.96	1.83	61
Year ended 3-31-2019	10.74	2.95	7		0.91	1.89	0.91	1.89	83
Year ended 3-31-2018	10.64	0.25	11		0.89	1.69	0.91	1.67	24
Year ended 3-31-2017	10.80	0.99	16		0.88	1.57	0.89	1.56	65
Year ended 3-31-2016	10.87	0.95	16		0.88	1.35	0.89	1.34	46

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	203

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY MANAGED INTERNATIONAL OPPORTUNITIES FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2020	$10.18	$0.18		$(1.88)	$(1.70)	$(0.20)	$(0.48)	$(0.68)
Year ended 3-31-2019	11.87	0.14		(1.08)	(0.94)	(0.16)	(0.59)	(0.75)
Year ended 3-31-2018	10.58	0.14		1.44	1.58	(0.15)	(0.14)	(0.29)
Year ended 3-31-2017	9.46	0.08		1.14	1.22	(0.10)	—	(0.10)
Year ended 3-31-2016	10.52	0.07		(1.06)	(0.99)	(0.07)	—	(0.07)
Class B Shares(5)
Year ended 3-31-2020	9.89	0.06		(1.84)	(1.78)	(0.14)	(0.48)	(0.62)
Year ended 3-31-2019	11.61	0.04		(1.08)	(1.04)	(0.09)	(0.59)	(0.68)
Year ended 3-31-2018	10.35	0.03		1.44	1.47	(0.07)	(0.14)	(0.21)
Year ended 3-31-2017	9.25	0.01		1.13	1.14	(0.04)	—	(0.04)
Year ended 3-31-2016	10.33	(0.02)		(1.06)	(1.08)	— *	—	— *
Class C Shares
Year ended 3-31-2020	9.92	0.10		(1.86)	(1.76)	(0.15)	(0.48)	(0.63)
Year ended 3-31-2019	11.64	0.06		(1.09)	(1.03)	(0.10)	(0.59)	(0.69)
Year ended 3-31-2018	10.38	0.07		1.41	1.48	(0.08)	(0.14)	(0.22)
Year ended 3-31-2017	9.28	0.02		1.13	1.15	(0.05)	—	(0.05)
Year ended 3-31-2016	10.36	0.00	*	(1.07)	(1.07)	(0.01)	—	(0.01)
Class E Shares(6)
Year ended 3-31-2020	10.19	0.20		(1.88)	(1.68)	(0.21)	(0.48)	(0.69)
Year ended 3-31-2019	11.89	0.16		(1.10)	(0.94)	(0.17)	(0.59)	(0.76)
Year ended 3-31-2018	10.59	0.15		1.44	1.59	(0.15)	(0.14)	(0.29)
Year ended 3-31-2017	9.47	0.11		1.12	1.23	(0.11)	—	(0.11)
Year ended 3-31-2016	10.53	0.08		(1.06)	(0.98)	(0.08)	—	(0.08)
Class I Shares
Year ended 3-31-2020	10.24	0.22		(1.88)	(1.66)	(0.23)	(0.48)	(0.71)
Year ended 3-31-2019	11.93	0.18		(1.09)	(0.91)	(0.19)	(0.59)	(0.78)
Year ended 3-31-2018	10.63	0.18		1.43	1.61	(0.17)	(0.14)	(0.31)
Year ended 3-31-2017	9.50	0.16		1.10	1.26	(0.13)	—	(0.13)
Year ended 3-31-2016	10.54	0.13		(1.08)	(0.95)	(0.09)	—	(0.09)
Class N Shares
Year ended 3-31-2020	10.25	0.23		(1.89)	(1.66)	(0.23)	(0.48)	(0.71)
Year ended 3-31-2019	11.94	0.19		(1.10)	(0.91)	(0.19)	(0.59)	(0.78)
Year ended 3-31-2018(7)	11.17	0.17		0.90	1.07	(0.16)	(0.14)	(0.30)
Class R Shares
Year ended 3-31-2020	10.14	0.18		(1.90)	(1.72)	(0.19)	(0.48)	(0.67)
Year ended 3-31-2019	11.83	0.13		(1.08)	(0.95)	(0.15)	(0.59)	(0.74)
Year ended 3-31-2018	10.55	0.13		1.42	1.55	(0.13)	(0.14)	(0.27)
Year ended 3-31-2017	9.44	0.09		1.11	1.20	(0.09)	—	(0.09)
Year ended 3-31-2016	10.50	0.06		(1.06)	(1.00)	(0.06)	—	(0.06)
Class Y Shares
Year ended 3-31-2020	10.18	0.10		(1.78)	(1.68)	(0.21)	(0.48)	(0.69)
Year ended 3-31-2019	11.87	0.16		(1.09)	(0.93)	(0.17)	(0.59)	(0.76)
Year ended 3-31-2018	10.58	0.15		1.43	1.58	(0.15)	(0.14)	(0.29)
Year ended 3-31-2017	9.46	0.11		1.12	1.23	(0.11)	—	(0.11)
Year ended 3-31-2016	10.51	0.07		(1.04)	(0.97)	(0.08)	—	(0.08)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Does not include expenses of underlying Ivy Funds in which the Fund invests.

(4)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(5)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(6)	Class share is closed to investment.

(7)	For the period from July 5, 2017 (commencement of operations of the class) through March 31, 2018.

(8)	Annualized.

(9)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

204	ANNUAL REPORT	2020

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver(3)		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver(3)		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)(4)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2020	$7.80	-18.31%	$45		0.48%		1.82%		0.51%	1.79%	10%
Year ended 3-31-2019	10.18	-7.32	66		0.49		1.32		0.51	1.30	71
Year ended 3-31-2018	11.87	14.95	84		0.49		1.17		0.49	1.17	10
Year ended 3-31-2017	10.58	13.00	73		0.49		0.88		0.52	0.85	24
Year ended 3-31-2016	9.46	-9.41	188		0.46		0.71		—	—	37
Class B Shares(5)
Year ended 3-31-2020	7.49	-19.59	—	*	1.38		0.65		1.70	0.33	10
Year ended 3-31-2019	9.89	-8.43	—	*	1.40		0.34		1.59	0.15	71
Year ended 3-31-2018	11.61	14.28	1		1.40		0.24		1.47	0.17	10
Year ended 3-31-2017	10.35	12.39	1		1.40		0.12		1.47	0.05	24
Year ended 3-31-2016	9.25	-10.42	2		1.40		-0.24		1.48	-0.32	37
Class C Shares
Year ended 3-31-2020	7.53	-19.36	1		1.29		0.98		1.36	0.91	10
Year ended 3-31-2019	9.92	-8.32	2		1.29		0.58		1.31	0.56	71
Year ended 3-31-2018	11.64	14.34	3		1.28		0.57		—	—	10
Year ended 3-31-2017	10.38	12.44	4		1.27		0.25		—	—	24
Year ended 3-31-2016	9.28	-10.30	5		1.27		-0.04		—	—	37
Class E Shares(6)
Year ended 3-31-2020	7.82	-18.23	1		0.42		1.96		0.42	1.96	10
Year ended 3-31-2019	10.19	-7.24	1		0.41		1.44		0.42	1.43	71
Year ended 3-31-2018	11.89	15.11	1		0.39		1.30		0.40	1.29	10
Year ended 3-31-2017	10.59	13.07	—	*	0.39		1.16		—	—	24
Year ended 3-31-2016	9.47	-9.36	—	*	0.39		0.79		—	—	37
Class I Shares
Year ended 3-31-2020	7.87	-17.91	90		0.16		2.19		0.19	2.16	10
Year ended 3-31-2019	10.24	-7.03	109		0.16		1.59		0.19	1.56	71
Year ended 3-31-2018	11.93	15.23	142		0.16		1.55		0.18	1.53	10
Year ended 3-31-2017	10.63	13.32	109		0.16		1.56		0.16	1.56	24
Year ended 3-31-2016	9.50	-9.00	1		0.16		1.28		—	—	37
Class N Shares
Year ended 3-31-2020	7.88	-17.90	—	*	0.16		2.25		0.19	2.22	10
Year ended 3-31-2019	10.25	-7.03	—	*	0.16		1.71		0.17	1.70	71
Year ended 3-31-2018(7)	11.94	9.67	—	*	0.15	(8)	1.89	(8)	—	—	10	(9)
Class R Shares
Year ended 3-31-2020	7.75	-18.59	1		0.67		1.77		0.67	1.77	10
Year ended 3-31-2019	10.14	-7.47	1		0.66		1.16		0.67	1.15	71
Year ended 3-31-2018	11.83	14.77	1		0.66		1.12		—	—	10
Year ended 3-31-2017	10.55	12.78	1		0.66		0.94		—	—	24
Year ended 3-31-2016	9.44	-9.55	1		0.64		0.55		—	—	37
Class Y Shares
Year ended 3-31-2020	7.81	-18.15	—	*	0.38		0.95		0.76	0.57	10
Year ended 3-31-2019	10.18	-7.24	1		0.38		1.44		0.43	1.39	71
Year ended 3-31-2018	11.87	15.03	1		0.38		1.30		0.40	1.28	10
Year ended 3-31-2017	10.58	13.10	1		0.38		1.15		0.42	1.11	24
Year ended 3-31-2016	9.46	-9.28	1		0.38		0.68		0.40	0.66	37

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	205

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY MID CAP GROWTH FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2020	$25.28	$(0.15)	$(1.42)	$(1.57)	$—	$(1.43)	$(1.43)
Year ended 3-31-2019	23.99	(0.13)	3.56	3.43	—	(2.14)	(2.14)
Year ended 3-31-2018	20.81	(0.11)	5.11	5.00	—	(1.82)	(1.82)
Year ended 3-31-2017	18.96	(0.08)	2.71	2.63	—	(0.78)	(0.78)
Year ended 3-31-2016	23.43	(0.06)	(2.33)	(2.39)	—	(2.08)	(2.08)
Class B Shares(4)
Year ended 3-31-2020	19.46	(0.29)	(1.04)	(1.33)	—	(1.32)	(1.32)
Year ended 3-31-2019	19.11	(0.27)	2.76	2.49	—	(2.14)	(2.14)
Year ended 3-31-2018	17.02	(0.23)	4.14	3.91	—	(1.82)	(1.82)
Year ended 3-31-2017	15.76	(0.20)	2.24	2.04	—	(0.78)	(0.78)
Year ended 3-31-2016	19.84	(0.19)	(1.96)	(2.15)	—	(1.93)	(1.93)
Class C Shares
Year ended 3-31-2020	21.02	(0.28)	(1.15)	(1.43)	—	(1.33)	(1.33)
Year ended 3-31-2019	20.44	(0.26)	2.98	2.72	—	(2.14)	(2.14)
Year ended 3-31-2018	18.09	(0.24)	4.41	4.17	—	(1.82)	(1.82)
Year ended 3-31-2017	16.69	(0.20)	2.38	2.18	—	(0.78)	(0.78)
Year ended 3-31-2016	20.88	(0.19)	(2.07)	(2.26)	—	(1.93)	(1.93)
Class E Shares
Year ended 3-31-2020	24.59	(0.16)	(1.37)	(1.53)	—	(1.42)	(1.42)
Year ended 3-31-2019	23.41	(0.14)	3.46	3.32	—	(2.14)	(2.14)
Year ended 3-31-2018	20.34	(0.11)	5.00	4.89	—	(1.82)	(1.82)
Year ended 3-31-2017	18.54	(0.09)	2.67	2.58	—	(0.78)	(0.78)
Year ended 3-31-2016	22.92	(0.08)	(2.29)	(2.37)	—	(2.01)	(2.01)
Class I Shares
Year ended 3-31-2020	27.52	(0.04)	(1.57)	(1.61)	—	(1.50)	(1.50)
Year ended 3-31-2019	25.83	(0.04)	3.87	3.83	—	(2.14)	(2.14)
Year ended 3-31-2018	22.23	(0.05)	5.47	5.42	—	(1.82)	(1.82)
Year ended 3-31-2017	20.15	(0.03)	2.89	2.86	—	(0.78)	(0.78)
Year ended 3-31-2016	24.77	0.00 *	(2.46)	(2.46)	—	(2.16)	(2.16)
Class N Shares
Year ended 3-31-2020	27.76	(0.04)	(1.59)	(1.63)	—	(1.50)	(1.50)
Year ended 3-31-2019	26.02	(0.03)	3.91	3.88	—	(2.14)	(2.14)
Year ended 3-31-2018	22.35	(0.01)	5.50	5.49	—	(1.82)	(1.82)
Year ended 3-31-2017	20.22	0.00 *	2.91	2.91	—	(0.78)	(0.78)
Year ended 3-31-2016	24.81	0.05	(2.48)	(2.43)	—	(2.16)	(2.16)
Class R Shares
Year ended 3-31-2020	24.51	(0.23)	(1.37)	(1.60)	—	(1.37)	(1.37)
Year ended 3-31-2019	23.40	(0.21)	3.46	3.25	—	(2.14)	(2.14)
Year ended 3-31-2018	20.40	(0.18)	5.00	4.82	—	(1.82)	(1.82)
Year ended 3-31-2017	18.65	(0.14)	2.67	2.53	—	(0.78)	(0.78)
Year ended 3-31-2016	23.08	(0.13)	(2.29)	(2.42)	—	(2.01)	(2.01)
Class Y Shares
Year ended 3-31-2020	26.53	(0.15)	(1.50)	(1.65)	—	(1.43)	(1.43)
Year ended 3-31-2019	25.06	(0.13)	3.74	3.61	—	(2.14)	(2.14)
Year ended 3-31-2018	21.66	(0.10)	5.32	5.22	—	(1.82)	(1.82)
Year ended 3-31-2017	19.69	(0.08)	2.83	2.75	—	(0.78)	(0.78)
Year ended 3-31-2016	24.26	(0.06)	(2.41)	(2.47)	—	(2.10)	(2.10)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	Expense ratio based on the period excluding reorganization expenses was 1.30%.

206	ANNUAL REPORT	2020

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Loss to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2020	$22.28	-7.20%	$1,391	1.20%		-0.55%	1.23%	-0.58%	22%
Year ended 3-31-2019	25.28	15.72	1,668	1.23		-0.53	1.25	-0.55	38
Year ended 3-31-2018	23.99	24.56	1,600	1.31	(5)	-0.48	1.31	-0.48	26
Year ended 3-31-2017	20.81	13.99	428	1.31		-0.39	1.35	-0.43	14
Year ended 3-31-2016	18.96	-10.27	787	1.29		-0.30	—	—	38
Class B Shares(4)
Year ended 3-31-2020	16.81	-7.98	6	2.09		-1.45	2.13	-1.49	22
Year ended 3-31-2019	19.46	14.66	16	2.08		-1.38	2.10	-1.40	38
Year ended 3-31-2018	19.11	23.66	20	2.09		-1.26	—	—	26
Year ended 3-31-2017	17.02	13.07	17	2.10		-1.24	—	—	14
Year ended 3-31-2016	15.76	-10.95	19	2.05		-1.06	—	—	38
Class C Shares
Year ended 3-31-2020	18.26	-7.88	143	1.95		-1.30	1.98	-1.33	22
Year ended 3-31-2019	21.02	14.90	207	1.94		-1.25	1.96	-1.27	38
Year ended 3-31-2018	20.44	23.64	203	2.02		-1.20	—	—	26
Year ended 3-31-2017	18.09	13.19	213	2.04		-1.16	—	—	14
Year ended 3-31-2016	16.69	-10.92	264	2.01		-1.02	—	—	38
Class E Shares
Year ended 3-31-2020	21.64	-7.21	11	1.28		-0.63	1.44	-0.79	22
Year ended 3-31-2019	24.59	15.59	12	1.28		-0.59	1.47	-0.78	38
Year ended 3-31-2018	23.41	24.59	11	1.30		-0.48	1.57	-0.75	26
Year ended 3-31-2017	20.34	14.04	9	1.30		-0.47	1.65	-0.82	14
Year ended 3-31-2016	18.54	-10.41	7	1.41		-0.41	1.63	-0.63	38
Class I Shares
Year ended 3-31-2020	24.41	-6.75	1,898	0.79		-0.15	1.00	-0.36	22
Year ended 3-31-2019	27.52	16.12	2,250	0.85		-0.16	1.00	-0.31	38
Year ended 3-31-2018	25.83	24.89	1,869	1.03		-0.20	—	—	26
Year ended 3-31-2017	22.23	14.31	1,112	1.04		-0.15	—	—	14
Year ended 3-31-2016	20.15	-10.00	1,423	1.00		-0.01	—	—	38
Class N Shares
Year ended 3-31-2020	24.63	-6.77	256	0.79		-0.15	0.85	-0.21	22
Year ended 3-31-2019	27.76	16.19	282	0.80		-0.11	0.85	-0.16	38
Year ended 3-31-2018	26.02	25.07	135	0.88		-0.05	—	—	26
Year ended 3-31-2017	22.35	14.51	65	0.87		-0.02	—	—	14
Year ended 3-31-2016	20.22	-9.85	77	0.85		0.24	—	—	38
Class R Shares
Year ended 3-31-2020	21.54	-7.47	46	1.55		-0.90	1.58	-0.93	22
Year ended 3-31-2019	24.51	15.29	63	1.55		-0.86	1.57	-0.88	38
Year ended 3-31-2018	23.40	24.17	50	1.63		-0.80	—	—	26
Year ended 3-31-2017	20.40	13.68	55	1.62		-0.75	—	—	14
Year ended 3-31-2016	18.65	-10.55	71	1.60		-0.61	—	—	38
Class Y Shares
Year ended 3-31-2020	23.45	-7.14	215	1.20		-0.55	1.24	-0.59	22
Year ended 3-31-2019	26.53	15.72	295	1.21		-0.51	1.23	-0.53	38
Year ended 3-31-2018	25.06	24.61	259	1.27		-0.44	—	—	26
Year ended 3-31-2017	21.66	14.08	321	1.26		-0.38	—	—	14
Year ended 3-31-2016	19.69	-10.26	471	1.24		-0.25	—	—	38

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	207

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY MID CAP INCOME OPPORTUNITIES FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2020	$13.98	$0.25	$(2.96)	$(2.71)	$(0.24)	$(0.05)	$(0.29)
Year ended 3-31-2019	13.76	0.21	0.51	0.72	(0.20)	(0.30)	(0.50)
Year ended 3-31-2018	12.68	0.18	1.08	1.26	(0.18)	—	(0.18)
Year ended 3-31-2017	10.93	0.15	1.71	1.86	(0.11)	—	(0.11)
Year ended 3-31-2016	11.10	0.15	(0.15)	0.00 *	(0.15)	(0.02)	(0.17)
Class C Shares
Year ended 3-31-2020	13.92	0.14	(2.95)	(2.81)	(0.13)	(0.05)	(0.18)
Year ended 3-31-2019	13.70	0.11	0.51	0.62	(0.10)	(0.30)	(0.40)
Year ended 3-31-2018	12.62	0.08	1.08	1.16	(0.08)	—	(0.08)
Year ended 3-31-2017	10.91	0.07	1.70	1.77	(0.06)	—	(0.06)
Year ended 3-31-2016	11.10	0.08	(0.16)	(0.08)	(0.09)	(0.02)	(0.11)
Class E Shares
Year ended 3-31-2020	13.99	0.28	(2.97)	(2.69)	(0.27)	(0.05)	(0.32)
Year ended 3-31-2019	13.77	0.24	0.50	0.74	(0.22)	(0.30)	(0.52)
Year ended 3-31-2018	12.68	0.20	1.09	1.29	(0.20)	—	(0.20)
Year ended 3-31-2017	10.93	0.18	1.70	1.88	(0.13)	—	(0.13)
Year ended 3-31-2016	11.11	0.16	(0.16)	0.00 *	(0.16)	(0.02)	(0.18)
Class I Shares
Year ended 3-31-2020	14.00	0.31	(2.97)	(2.66)	(0.30)	(0.05)	(0.35)
Year ended 3-31-2019	13.78	0.25	0.51	0.76	(0.24)	(0.30)	(0.54)
Year ended 3-31-2018	12.70	0.21	1.09	1.30	(0.22)	—	(0.22)
Year ended 3-31-2017	10.94	0.19	1.72	1.91	(0.15)	—	(0.15)
Year ended 3-31-2016	11.11	0.19	(0.16)	0.03	(0.18)	(0.02)	(0.20)
Class N Shares
Year ended 3-31-2020	14.01	0.32	(2.98)	(2.66)	(0.31)	(0.05)	(0.36)
Year ended 3-31-2019	13.78	0.27	0.52	0.79	(0.26)	(0.30)	(0.56)
Year ended 3-31-2018	12.70	0.23	1.09	1.32	(0.24)	—	(0.24)
Year ended 3-31-2017	10.94	0.20	1.71	1.91	(0.15)	—	(0.15)
Year ended 3-31-2016	11.11	0.19	(0.16)	0.03	(0.18)	(0.02)	(0.20)
Class R Shares
Year ended 3-31-2020	13.96	0.20	(2.96)	(2.76)	(0.19)	(0.05)	(0.24)
Year ended 3-31-2019	13.74	0.17	0.51	0.68	(0.16)	(0.30)	(0.46)
Year ended 3-31-2018	12.65	0.13	1.09	1.22	(0.13)	—	(0.13)
Year ended 3-31-2017	10.92	0.12	1.69	1.81	(0.08)	—	(0.08)
Year ended 3-31-2016	11.10	0.11	(0.16)	(0.05)	(0.11)	(0.02)	(0.13)
Class Y Shares
Year ended 3-31-2020	13.98	0.25	(2.96)	(2.71)	(0.24)	(0.05)	(0.29)
Year ended 3-31-2019	13.76	0.22	0.50	0.72	(0.20)	(0.30)	(0.50)
Year ended 3-31-2018	12.68	0.18	1.08	1.26	(0.18)	—	(0.18)
Year ended 3-31-2017	10.93	0.15	1.71	1.86	(0.11)	—	(0.11)
Year ended 3-31-2016	11.11	0.16	(0.17)	(0.01)	(0.15)	(0.02)	(0.17)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	Expense ratio based on the period excluding reorganization expenses was 1.31%.

(5)	Expense ratio based on the period excluding reorganization expenses was 2.03%.

(6)	Expense ratio based on the period excluding reorganization expenses was 1.26%.

(7)	Expense ratio based on the period excluding reorganization expenses was 1.01%.

(8)	Expense ratio based on the period excluding reorganization expenses was 1.76%.

208	ANNUAL REPORT	2020

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2020	$10.98	-19.84%	$111	1.27%		1.70%	1.34%	1.63%	25%
Year ended 3-31-2019	13.98	5.37	135	1.35		1.51	1.37	1.49	17
Year ended 3-31-2018	13.76	9.98	103	1.35		1.34	1.40	1.29	42
Year ended 3-31-2017	12.68	17.10	119	1.35		1.27	1.45	1.17	28
Year ended 3-31-2016	10.93	0.06	95	1.35	(4)	1.44	1.66	1.13	26
Class C Shares
Year ended 3-31-2020	10.93	-20.50	15	2.02		0.95	2.09	0.88	25
Year ended 3-31-2019	13.92	4.58	17	2.07		0.79	2.12	0.74	17
Year ended 3-31-2018	13.70	9.30	11	2.07		0.63	2.17	0.53	42
Year ended 3-31-2017	12.62	16.19	15	2.07		0.51	2.13	0.45	28
Year ended 3-31-2016	10.91	-0.70	5	2.07	(5)	0.72	2.28	0.51	26
Class E Shares
Year ended 3-31-2020	10.98	-19.75	2	1.09		1.88	1.16	1.81	25
Year ended 3-31-2019	13.99	5.54	3	1.18		1.69	—	—	17
Year ended 3-31-2018	13.77	10.25	3	1.18		1.50	—	—	42
Year ended 3-31-2017	12.68	17.21	3	1.23		1.47	—	—	28
Year ended 3-31-2016	10.93	0.01	2	1.30	(6)	1.50	1.41	1.39	26
Class I Shares
Year ended 3-31-2020	10.99	-19.53	401	0.83		2.13	1.08	1.88	25
Year ended 3-31-2019	14.00	5.67	431	1.05		1.81	1.09	1.77	17
Year ended 3-31-2018	13.78	10.30	166	1.05		1.62	1.12	1.55	42
Year ended 3-31-2017	12.70	17.49	174	1.04		1.49	1.11	1.42	28
Year ended 3-31-2016	10.94	0.28	8	1.05	(7)	1.76	1.30	1.51	26
Class N Shares
Year ended 3-31-2020	10.99	-19.57	65	0.83		2.15	0.93	2.05	25
Year ended 3-31-2019	14.01	5.85	60	0.94		1.92	—	—	17
Year ended 3-31-2018	13.78	10.43	48	0.95		1.70	—	—	42
Year ended 3-31-2017	12.70	17.54	5	0.98		1.65	—	—	28
Year ended 3-31-2016	10.94	0.28	3	1.05	(7)	1.75	1.16	1.64	26
Class R Shares
Year ended 3-31-2020	10.96	-20.15	3	1.59		1.38	1.66	1.31	25
Year ended 3-31-2019	13.96	5.05	3	1.67		1.19	—	—	17
Year ended 3-31-2018	13.74	9.66	3	1.68		1.00	—	—	42
Year ended 3-31-2017	12.65	16.58	3	1.73		0.97	—	—	28
Year ended 3-31-2016	10.92	-0.41	2	1.80	(8)	1.00	1.91	0.89	26
Class Y Shares
Year ended 3-31-2020	10.98	-19.89	13	1.26		1.71	1.33	1.64	25
Year ended 3-31-2019	13.98	5.45	14	1.33		1.54	—	—	17
Year ended 3-31-2018	13.76	9.99	6	1.35		1.33	1.36	1.32	42
Year ended 3-31-2017	12.68	17.10	8	1.35		1.28	1.37	1.26	28
Year ended 3-31-2016	10.93	-0.03	5	1.35	(4)	1.46	1.58	1.23	26

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	209

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY MUNICIPAL BOND FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2020	$11.70	$0.34	$(0.03)	$0.31	$(0.33)	$—	$(0.33)
Year ended 3-31-2019	11.72	0.40	(0.03)	0.37	(0.39)	—	(0.39)
Year ended 3-31-2018	11.82	0.42	(0.15)	0.27	(0.37)	—	(0.37)
Year ended 3-31-2017	12.13	0.28	(0.31)	(0.03)	(0.28)	—	(0.28)
Year ended 3-31-2016	12.07	0.28	0.06	0.34	(0.28)	—	(0.28)
Class B Shares(4)
Year ended 3-31-2020	11.70	0.24	(0.03)	0.21	(0.23)	—	(0.23)
Year ended 3-31-2019	11.72	0.31	(0.02)	0.29	(0.31)	—	(0.31)
Year ended 3-31-2018	11.82	0.29	(0.13)	0.16	(0.26)	—	(0.26)
Year ended 3-31-2017	12.13	0.19	(0.31)	(0.12)	(0.19)	—	(0.19)
Year ended 3-31-2016	12.07	0.19	0.06	0.25	(0.19)	—	(0.19)
Class C Shares
Year ended 3-31-2020	11.70	0.24	(0.03)	0.21	(0.23)	—	(0.23)
Year ended 3-31-2019	11.72	0.30	(0.01)	0.29	(0.31)	—	(0.31)
Year ended 3-31-2018	11.82	0.29	(0.13)	0.16	(0.26)	—	(0.26)
Year ended 3-31-2017	12.13	0.19	(0.31)	(0.12)	(0.19)	—	(0.19)
Year ended 3-31-2016	12.07	0.19	0.06	0.25	(0.19)	—	(0.19)
Class I Shares
Year ended 3-31-2020	11.70	0.36	(0.03)	0.33	(0.35)	—	(0.35)
Year ended 3-31-2019	11.72	0.42	(0.02)	0.40	(0.42)	—	(0.42)
Year ended 3-31-2018	11.82	0.43	(0.15)	0.28	(0.38)	—	(0.38)
Year ended 3-31-2017	12.13	0.31	(0.32)	(0.01)	(0.30)	—	(0.30)
Year ended 3-31-2016	12.07	0.31	0.05	0.36	(0.30)	—	(0.30)
Class N Shares
Year ended 3-31-2020	11.70	0.36	(0.02)	0.34	(0.36)	—	(0.36)
Year ended 3-31-2019	11.72	0.43	(0.02)	0.41	(0.43)	—	(0.43)
Year ended 3-31-2018(5)	11.90	0.33	(0.21)	0.12	(0.30)	—	(0.30)
Class Y Shares
Year ended 3-31-2020	11.70	0.34	(0.03)	0.31	(0.33)	—	(0.33)
Year ended 3-31-2019	11.72	0.40	(0.02)	0.38	(0.40)	—	(0.40)
Year ended 3-31-2018	11.82	0.38	(0.12)	0.26	(0.36)	—	(0.36)
Year ended 3-31-2017	12.13	0.28	(0.31)	(0.03)	(0.28)	—	(0.28)
Year ended 3-31-2016	12.07	0.28	0.06	0.34	(0.28)	—	(0.28)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	For the period from July 5, 2017 (commencement of operations of the class) through March 31, 2018.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

(8)	Expense ratio based on the period excluding reorganization expenses was 0.86%.

(9)	Expense ratio based on the period excluding reorganization expenses was 0.74%.

210	ANNUAL REPORT	2020

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2020	$11.68	2.68%	$453		0.84%		2.87%		0.91%	2.80%	18%
Year ended 3-31-2019	11.70	3.28	476		0.84		3.38		0.90	3.32	7
Year ended 3-31-2018	11.72	2.28	523		0.87	(8)	3.52		0.92	3.47	—
Year ended 3-31-2017	11.82	-0.26	68		0.98		2.28		—	—	14
Year ended 3-31-2016	12.13	2.87	184		0.99		2.35		—	—	4
Class B Shares(4)
Year ended 3-31-2020	11.68	1.77	1		1.74		2.01		—	—	18
Year ended 3-31-2019	11.70	2.56	1		1.64		2.60		—	—	7
Year ended 3-31-2018	11.72	1.38	2		1.74		2.44		—	—	—
Year ended 3-31-2017	11.82	-1.02	2		1.74		1.56		—	—	14
Year ended 3-31-2016	12.13	2.11	2		1.73		1.62		—	—	4
Class C Shares
Year ended 3-31-2020	11.68	1.80	16		1.72		2.00		—	—	18
Year ended 3-31-2019	11.70	2.50	19		1.70		2.53		—	—	7
Year ended 3-31-2018	11.72	1.39	24		1.74		2.46		—	—	—
Year ended 3-31-2017	11.82	-1.01	25		1.73		1.57		—	—	14
Year ended 3-31-2016	12.13	2.12	31		1.73		1.61		—	—	4
Class I Shares
Year ended 3-31-2020	11.68	2.83	293		0.70		3.01		0.74	2.97	18
Year ended 3-31-2019	11.70	3.53	315		0.70		3.52		0.73	3.49	7
Year ended 3-31-2018	11.72	2.36	326		0.75	(9)	3.58		0.75	3.58	—
Year ended 3-31-2017	11.82	-0.08	96		0.79		2.56		—	—	14
Year ended 3-31-2016	12.13	3.09	9		0.78		2.55		—	—	4
Class N Shares
Year ended 3-31-2020	11.68	2.94	1		0.60		3.09		—	—	18
Year ended 3-31-2019	11.70	3.62	1		0.59		3.62		—	—	7
Year ended 3-31-2018(5)	11.72	1.09	1		0.60	(6)	3.74	(6)	—	—	—	(7)
Class Y Shares
Year ended 3-31-2020	11.68	2.68	—	*	0.84		2.88		0.99	2.73	18
Year ended 3-31-2019	11.70	3.35	1		0.84		3.37		0.97	3.24	7
Year ended 3-31-2018	11.72	2.23	1		0.90	(8)	3.22		1.02	3.10	—
Year ended 3-31-2017	11.82	-0.26	1		0.98		2.33		1.03	2.28	14
Year ended 3-31-2016	12.13	2.87	1		0.99		2.35		1.03	2.31	4

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	211

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY MUNICIPAL HIGH INCOME FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Loss on Investments	Total from Investment Operations		Distributions From Net Investment Income	Distributions From Net Realized Gains		Total Distributions
Class A Shares
Year ended 3-31-2020	$5.02	$0.19	$(0.15)	$0.04		$(0.19)	$—		$(0.19)
Year ended 3-31-2019	5.05	0.22	(0.03)	0.19		(0.22)	—		(0.22)
Year ended 3-31-2018	5.09	0.16	0.00 *	0.16		(0.20)	—	*	(0.20)
Year ended 3-31-2017	5.28	0.23	(0.19)	0.04		(0.23)	—		(0.23)
Year ended 3-31-2016	5.31	0.22	(0.03)	0.19		(0.22)	—		(0.22)
Class B Shares(4)
Year ended 3-31-2020	5.02	0.15	(0.15)	0.00	*	(0.15)	—		(0.15)
Year ended 3-31-2019	5.05	0.18	(0.03)	0.15		(0.18)	—		(0.18)
Year ended 3-31-2018	5.09	0.18	(0.05)	0.13		(0.17)	—	*	(0.17)
Year ended 3-31-2017	5.28	0.19	(0.19)	0.00	*	(0.19)	—		(0.19)
Year ended 3-31-2016	5.31	0.18	(0.03)	0.15		(0.18)	—		(0.18)
Class C Shares
Year ended 3-31-2020	5.02	0.15	(0.15)	0.00	*	(0.15)	—		(0.15)
Year ended 3-31-2019	5.05	0.18	(0.03)	0.15		(0.18)	—		(0.18)
Year ended 3-31-2018	5.09	0.19	(0.06)	0.13		(0.17)	—	*	(0.17)
Year ended 3-31-2017	5.28	0.19	(0.19)	0.00	*	(0.19)	—		(0.19)
Year ended 3-31-2016	5.31	0.18	(0.03)	0.15		(0.18)	—		(0.18)
Class I Shares
Year ended 3-31-2020	5.02	0.20	(0.15)	0.05		(0.20)	—		(0.20)
Year ended 3-31-2019	5.05	0.23	(0.03)	0.20		(0.23)	—		(0.23)
Year ended 3-31-2018	5.09	0.23	(0.06)	0.17		(0.21)	—	*	(0.21)
Year ended 3-31-2017	5.28	0.24	(0.19)	0.05		(0.24)	—		(0.24)
Year ended 3-31-2016	5.31	0.23	(0.03)	0.20		(0.23)	—		(0.23)
Class N Shares
Year ended 3-31-2020	5.02	0.20	(0.14)	0.06		(0.21)	—		(0.21)
Year ended 3-31-2019	5.05	0.23	(0.03)	0.20		(0.23)	—		(0.23)
Year ended 3-31-2018(5)	5.11	0.17	(0.07)	0.10		(0.16)	—	*	(0.16)
Class Y Shares
Year ended 3-31-2020	5.02	0.19	(0.15)	0.04		(0.19)	—		(0.19)
Year ended 3-31-2019	5.05	0.22	(0.03)	0.19		(0.22)	—		(0.22)
Year ended 3-31-2018	5.09	0.23	(0.07)	0.16		(0.20)	—	*	(0.20)
Year ended 3-31-2017	5.28	0.23	(0.19)	0.04		(0.23)	—		(0.23)
Year ended 3-31-2016	5.31	0.22	(0.03)	0.19		(0.22)	—		(0.22)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	For the period from July 5, 2017 (commencement of operations of the class) through March 31, 2018.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

(8)	Expense ratio based on the period excluding reorganization expenses was 0.67%.

212	ANNUAL REPORT	2020

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2020	$4.87	0.72%	$610		0.88%		3.76%		—%	—%	18%
Year ended 3-31-2019	5.02	3.76	665		0.87		4.32		—	—	10
Year ended 3-31-2018	5.05	3.35	732		0.88		3.17		—	—	3
Year ended 3-31-2017	5.09	0.65	235		0.87		4.27		—	—	8
Year ended 3-31-2016	5.28	3.61	389		0.86		4.19		0.88	4.17	4
Class B Shares(4)
Year ended 3-31-2020	4.87	-0.04	3		1.62		3.03		1.72	2.93	18
Year ended 3-31-2019	5.02	3.06	6		1.58		3.64		1.58	3.64	10
Year ended 3-31-2018	5.05	2.57	9		1.62		3.63		1.72	3.53	3
Year ended 3-31-2017	5.09	-0.11	11		1.62		3.52		1.63	3.51	8
Year ended 3-31-2016	5.28	2.84	14		1.62		3.43		1.64	3.41	4
Class C Shares
Year ended 3-31-2020	4.87	0.01	79		1.58		3.06		1.65	2.99	18
Year ended 3-31-2019	5.02	3.06	106		1.58		3.63		1.63	3.58	10
Year ended 3-31-2018	5.05	2.61	143		1.58		3.67		1.64	3.61	3
Year ended 3-31-2017	5.09	-0.07	182		1.58		3.56		1.60	3.54	8
Year ended 3-31-2016	5.28	2.87	237		1.58		3.47		1.60	3.45	4
Class I Shares
Year ended 3-31-2020	4.87	0.99	355		0.61		4.02		0.72	3.91	18
Year ended 3-31-2019	5.02	4.04	413		0.64		4.57		0.71	4.50	10
Year ended 3-31-2018	5.05	3.56	520		0.68	(8)	4.49		0.72	4.45	3
Year ended 3-31-2017	5.09	0.84	617		0.68		4.46		0.69	4.45	8
Year ended 3-31-2016	5.28	3.80	701		0.67		4.38		0.69	4.36	4
Class N Shares
Year ended 3-31-2020	4.87	1.03	1		0.58		4.03		—	—	18
Year ended 3-31-2019	5.02	4.13	1		0.57		4.56		—	—	10
Year ended 3-31-2018(5)	5.05	2.07	—	*	0.58	(6)	4.55	(6)	—	—	3	(7)
Class Y Shares
Year ended 3-31-2020	4.87	0.72	6		0.88		3.75		0.98	3.65	18
Year ended 3-31-2019	5.02	3.79	7		0.87		4.36		0.96	4.27	10
Year ended 3-31-2018	5.05	3.35	10		0.88		4.44		0.98	4.34	3
Year ended 3-31-2017	5.09	0.65	15		0.86		4.28		0.95	4.19	8
Year ended 3-31-2016	5.28	3.60	21		0.86		4.19		0.95	4.10	4

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	213

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY PZENA INTERNATIONAL VALUE FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2020	$14.93	$0.32	$(3.81)	$(3.49)	$(0.36)	$—	$(0.36)
Year ended 3-31-2019	18.08	0.16	(1.33)	(1.17)	(0.07)	(1.91)	(1.98)
Year ended 3-31-2018	17.15	0.08	1.00	1.08	(0.15)	—	(0.15)
Year ended 3-31-2017	14.33	0.14	2.74	2.88	(0.06)	—	(0.06)
Year ended 3-31-2016	16.52	0.13	(2.19)	(2.06)	(0.13)	—	(0.13)
Class B Shares(4)
Year ended 3-31-2020	13.16	0.06	(3.39)	(3.33)	(0.12)	—	(0.12)
Year ended 3-31-2019	16.34	(0.11)	(1.20)	(1.31)	—	(1.87)	(1.87)
Year ended 3-31-2018	15.58	(0.14)	0.90	0.76	—	—	—
Year ended 3-31-2017	13.15	(0.07)	2.50	2.43	—	—	—
Year ended 3-31-2016	15.20	(0.04)	(2.01)	(2.05)	—	—	—
Class C Shares
Year ended 3-31-2020	13.89	0.22	(3.55)	(3.33)	(0.28)	—	(0.28)
Year ended 3-31-2019	16.99	0.06	(1.25)	(1.19)	—	(1.91)	(1.91)
Year ended 3-31-2018	16.12	(0.03)	0.94	0.91	(0.04)	—	(0.04)
Year ended 3-31-2017	13.50	0.03	2.59	2.62	—	—	—
Year ended 3-31-2016	15.56	0.04	(2.06)	(2.02)	(0.04)	—	(0.04)
Class I Shares
Year ended 3-31-2020	15.30	0.39	(3.89)	(3.50)	(0.43)	—	(0.43)
Year ended 3-31-2019	18.48	0.24	(1.37)	(1.13)	(0.14)	(1.91)	(2.05)
Year ended 3-31-2018	17.53	0.17	1.01	1.18	(0.23)	—	(0.23)
Year ended 3-31-2017	14.64	0.16	2.87	3.03	(0.14)	—	(0.14)
Year ended 3-31-2016	16.94	0.21	(2.25)	(2.04)	(0.26)	—	(0.26)
Class N Shares
Year ended 3-31-2020	15.34	0.43	(3.91)	(3.48)	(0.46)	—	(0.46)
Year ended 3-31-2019	18.53	0.28	(1.39)	(1.11)	(0.17)	(1.91)	(2.08)
Year ended 3-31-2018	17.57	0.21	1.01	1.22	(0.26)	—	(0.26)
Year ended 3-31-2017	14.68	0.22	2.83	3.05	(0.16)	—	(0.16)
Year ended 3-31-2016	16.95	0.24	(2.25)	(2.01)	(0.26)	—	(0.26)
Class R Shares
Year ended 3-31-2020	14.90	0.30	(3.79)	(3.49)	(0.35)	—	(0.35)
Year ended 3-31-2019	18.05	0.14	(1.33)	(1.19)	(0.05)	(1.91)	(1.96)
Year ended 3-31-2018	17.13	0.06	0.99	1.05	(0.13)	—	(0.13)
Year ended 3-31-2017	14.32	0.10	2.76	2.86	(0.05)	—	(0.05)
Year ended 3-31-2016	16.47	0.11	(2.17)	(2.06)	(0.09)	—	(0.09)
Class Y Shares
Year ended 3-31-2020	15.16	0.38	(3.89)	(3.51)	(0.39)	—	(0.39)
Year ended 3-31-2019	18.33	0.20	(1.36)	(1.16)	(0.10)	(1.91)	(2.01)
Year ended 3-31-2018	17.39	0.12	1.01	1.13	(0.19)	—	(0.19)
Year ended 3-31-2017	14.53	0.16	2.80	2.96	(0.10)	—	(0.10)
Year ended 3-31-2016	16.77	0.17	(2.23)	(2.06)	(0.18)	—	(0.18)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

214	ANNUAL REPORT	2020

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2020	$11.08	-24.08%	$45		1.56%	2.19%	1.77%	1.98%	26%
Year ended 3-31-2019	14.93	-6.19	75		1.55	0.99	1.75	0.79	85
Year ended 3-31-2018	18.08	6.30	96		1.59	0.47	1.75	0.31	33
Year ended 3-31-2017	17.15	20.10	98		1.65	0.91	1.81	0.75	51
Year ended 3-31-2016	14.33	-12.51	192		1.60	0.86	1.75	0.71	18
Class B Shares(4)
Year ended 3-31-2020	9.71	-25.59	—	*	3.62	0.44	3.83	0.23	26
Year ended 3-31-2019	13.16	-7.75	—	*	3.19	-0.68	3.39	-0.88	85
Year ended 3-31-2018	16.34	4.88	1		2.96	-0.86	3.12	-1.02	33
Year ended 3-31-2017	15.58	18.48	1		2.94	-0.53	3.10	-0.69	51
Year ended 3-31-2016	13.15	-13.49	1		2.77	-0.30	2.92	-0.45	18
Class C Shares
Year ended 3-31-2020	10.28	-24.55	1		2.20	1.57	2.41	1.36	26
Year ended 3-31-2019	13.89	-6.74	2		2.13	0.39	2.33	0.19	85
Year ended 3-31-2018	16.99	5.65	3		2.19	-0.18	2.35	-0.34	33
Year ended 3-31-2017	16.12	19.41	14		2.21	0.19	2.37	0.03	51
Year ended 3-31-2016	13.50	-12.98	15		2.20	0.25	2.35	0.10	18
Class I Shares
Year ended 3-31-2020	11.37	-23.71	74		1.11	2.60	1.32	2.39	26
Year ended 3-31-2019	15.30	-5.79	95		1.12	1.43	1.32	1.23	85
Year ended 3-31-2018	18.48	6.73	77		1.16	0.91	1.32	0.75	33
Year ended 3-31-2017	17.53	20.70	96		1.17	0.96	1.33	0.80	51
Year ended 3-31-2016	14.64	-12.11	4		1.14	1.32	1.29	1.17	18
Class N Shares
Year ended 3-31-2020	11.40	-23.58	84		0.93	2.84	1.14	2.63	26
Year ended 3-31-2019	15.34	-5.66	105		0.91	1.72	1.11	1.52	85
Year ended 3-31-2018	18.53	6.94	—	*	0.99	1.18	1.15	1.02	33
Year ended 3-31-2017	17.57	20.81	1		1.00	1.41	1.16	1.25	51
Year ended 3-31-2016	14.68	-11.92	1		0.98	1.48	1.13	1.33	18
Class R Shares
Year ended 3-31-2020	11.06	-24.13	—	*	1.67	2.03	1.88	1.82	26
Year ended 3-31-2019	14.90	-6.33	—	*	1.69	0.85	1.89	0.65	85
Year ended 3-31-2018	18.05	6.13	—	*	1.72	0.32	1.88	0.16	33
Year ended 3-31-2017	17.13	19.96	—	*	1.75	0.64	1.91	0.48	51
Year ended 3-31-2016	14.32	-12.53	—	*	1.73	0.73	1.88	0.58	18
Class Y Shares
Year ended 3-31-2020	11.26	-23.93	1		1.41	2.52	1.62	2.31	26
Year ended 3-31-2019	15.16	-6.04	2		1.36	1.17	1.56	0.97	85
Year ended 3-31-2018	18.33	6.48	2		1.39	0.66	1.55	0.50	33
Year ended 3-31-2017	17.39	20.38	2		1.41	1.00	1.57	0.84	51
Year ended 3-31-2016	14.53	-12.32	2		1.40	1.13	1.55	0.98	18

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	215

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY SECURIAN CORE BOND FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2020	$10.66	$0.27	$(0.07)	$0.20	$(0.28)	$(0.09)	$(0.37)
Year ended 3-31-2019	10.57	0.32	0.09	0.41	(0.32)	—	(0.32)
Year ended 3-31-2018	10.62	0.28	(0.04)	0.24	(0.29)	—	(0.29)
Year ended 3-31-2017	10.54	0.24	0.11	0.35	(0.27)	—	(0.27)
Year ended 3-31-2016	10.78	0.24	(0.22)	0.02	(0.26)	—	(0.26)
Class B Shares(4)
Year ended 3-31-2020	10.66	0.17	(0.07)	0.10	(0.18)	(0.09)	(0.27)
Year ended 3-31-2019	10.57	0.23	0.09	0.32	(0.23)	—	(0.23)
Year ended 3-31-2018	10.62	0.18	(0.04)	0.14	(0.19)	—	(0.19)
Year ended 3-31-2017	10.54	0.14	0.10	0.24	(0.16)	—	(0.16)
Year ended 3-31-2016	10.78	0.14	(0.22)	(0.08)	(0.16)	—	(0.16)
Class C Shares
Year ended 3-31-2020	10.66	0.19	(0.07)	0.12	(0.20)	(0.09)	(0.29)
Year ended 3-31-2019	10.57	0.25	0.09	0.34	(0.25)	—	(0.25)
Year ended 3-31-2018	10.62	0.20	(0.04)	0.16	(0.21)	—	(0.21)
Year ended 3-31-2017	10.54	0.17	0.10	0.27	(0.19)	—	(0.19)
Year ended 3-31-2016	10.78	0.16	(0.22)	(0.06)	(0.18)	—	(0.18)
Class E Shares
Year ended 3-31-2020	10.66	0.27	(0.07)	0.20	(0.28)	(0.09)	(0.37)
Year ended 3-31-2019	10.57	0.32	0.09	0.41	(0.32)	—	(0.32)
Year ended 3-31-2018	10.62	0.28	(0.04)	0.24	(0.29)	—	(0.29)
Year ended 3-31-2017	10.54	0.25	0.10	0.35	(0.27)	—	(0.27)
Year ended 3-31-2016	10.78	0.24	(0.23)	0.01	(0.25)	—	(0.25)
Class I Shares
Year ended 3-31-2020	10.66	0.32	(0.07)	0.25	(0.33)	(0.09)	(0.42)
Year ended 3-31-2019	10.57	0.37	0.09	0.46	(0.37)	—	(0.37)
Year ended 3-31-2018	10.62	0.33	(0.04)	0.29	(0.34)	—	(0.34)
Year ended 3-31-2017	10.54	0.29	0.09	0.38	(0.30)	—	(0.30)
Year ended 3-31-2016	10.78	0.27	(0.22)	0.05	(0.29)	—	(0.29)
Class N Shares
Year ended 3-31-2020	10.66	0.32	(0.07)	0.25	(0.33)	(0.09)	(0.42)
Year ended 3-31-2019	10.57	0.37	0.09	0.46	(0.37)	—	(0.37)
Year ended 3-31-2018	10.62	0.33	(0.04)	0.29	(0.34)	—	(0.34)
Year ended 3-31-2017	10.54	0.30	0.10	0.40	(0.32)	—	(0.32)
Year ended 3-31-2016	10.78	0.29	(0.23)	0.06	(0.30)	—	(0.30)
Class R Shares
Year ended 3-31-2020	10.66	0.24	(0.07)	0.17	(0.25)	(0.09)	(0.34)
Year ended 3-31-2019	10.57	0.29	0.09	0.38	(0.29)	—	(0.29)
Year ended 3-31-2018	10.62	0.25	(0.03)	0.22	(0.27)	—	(0.27)
Year ended 3-31-2017	10.54	0.22	0.10	0.32	(0.24)	—	(0.24)
Year ended 3-31-2016	10.78	0.20	(0.21)	(0.02)	(0.22)	—	(0.22)
Class Y Shares
Year ended 3-31-2020	10.66	0.27	(0.07)	0.20	(0.28)	(0.09)	(0.37)
Year ended 3-31-2019	10.57	0.33	0.09	0.42	(0.33)	—	(0.33)
Year ended 3-31-2018	10.62	0.29	(0.04)	0.25	(0.30)	—	(0.30)
Year ended 3-31-2017	10.54	0.26	0.10	0.36	(0.28)	—	(0.28)
Year ended 3-31-2016	10.78	0.25	(0.23)	0.02	(0.26)	—	(0.26)

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

216	ANNUAL REPORT	2020

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2020	$10.49	1.79%	$199	1.00%	2.48%	1.02%	2.46%	118%
Year ended 3-31-2019	10.66	3.96	177	1.02	2.95	1.05	2.92	91
Year ended 3-31-2018	10.57	2.26	200	1.04	2.60	1.07	2.57	163
Year ended 3-31-2017	10.62	3.30	206	1.05	2.28	1.06	2.27	190
Year ended 3-31-2016	10.54	0.21	704	1.02	2.32	—	—	213
Class B Shares(4)
Year ended 3-31-2020	10.49	0.84	1	1.94	1.58	1.96	1.56	118
Year ended 3-31-2019	10.66	3.12	2	1.83	2.13	1.86	2.10	91
Year ended 3-31-2018	10.57	1.33	3	1.96	1.68	1.99	1.65	163
Year ended 3-31-2017	10.62	2.32	5	2.02	1.33	2.03	1.32	190
Year ended 3-31-2016	10.54	-0.73	7	1.96	1.37	—	—	213
Class C Shares
Year ended 3-31-2020	10.49	1.02	14	1.75	1.73	1.77	1.71	118
Year ended 3-31-2019	10.66	3.25	13	1.71	2.26	1.74	2.23	91
Year ended 3-31-2018	10.57	1.51	16	1.77	1.87	1.80	1.84	163
Year ended 3-31-2017	10.62	2.59	26	1.76	1.60	1.77	1.59	190
Year ended 3-31-2016	10.54	-0.55	33	1.78	1.56	—	—	213
Class E Shares
Year ended 3-31-2020	10.49	1.79	4	0.99	2.48	1.22	2.25	118
Year ended 3-31-2019	10.66	3.96	3	1.02	2.95	1.27	2.70	91
Year ended 3-31-2018	10.57	2.27	4	1.03	2.61	1.24	2.40	163
Year ended 3-31-2017	10.62	3.31	4	1.05	2.31	1.23	2.13	190
Year ended 3-31-2016	10.54	0.15	4	1.08	2.26	1.32	2.02	213
Class I Shares
Year ended 3-31-2020	10.49	2.25	742	0.54	2.93	0.73	2.74	118
Year ended 3-31-2019	10.66	4.46	586	0.54	3.43	0.74	3.23	91
Year ended 3-31-2018	10.57	2.77	525	0.54	3.10	0.74	2.90	163
Year ended 3-31-2017	10.62	3.68	458	0.69	2.70	0.74	2.65	190
Year ended 3-31-2016	10.54	0.49	14	0.74	2.58	—	—	213
Class N Shares
Year ended 3-31-2020	10.49	2.25	133	0.54	2.94	0.58	2.90	118
Year ended 3-31-2019	10.66	4.46	110	0.54	3.41	0.58	3.37	91
Year ended 3-31-2018	10.57	2.77	195	0.54	3.10	0.58	3.06	163
Year ended 3-31-2017	10.62	3.80	2	0.58	2.77	0.59	2.76	190
Year ended 3-31-2016	10.54	0.64	2	0.59	2.75	—	—	213
Class R Shares
Year ended 3-31-2020	10.49	1.48	1	1.30	2.18	1.32	2.16	118
Year ended 3-31-2019	10.66	3.67	1	1.30	2.67	1.33	2.64	91
Year ended 3-31-2018	10.57	2.04	2	1.29	2.31	1.32	2.28	163
Year ended 3-31-2017	10.62	3.04	8	1.32	2.07	1.33	2.06	190
Year ended 3-31-2016	10.54	-0.11	3	1.34	1.89	—	—	213
Class Y Shares
Year ended 3-31-2020	10.49	1.82	10	0.96	2.48	0.98	2.46	118
Year ended 3-31-2019	10.66	4.04	5	0.95	3.03	0.98	3.00	91
Year ended 3-31-2018	10.57	2.35	5	0.95	2.69	0.98	2.66	163
Year ended 3-31-2017	10.62	3.39	5	0.97	2.39	0.98	2.38	190
Year ended 3-31-2016	10.54	0.26	3	0.98	2.35	—	—	213

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	217

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY SMALL CAP CORE FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2020	$16.87	$(0.04)	$(3.83)	$(3.87)	$—	$(0.12)	$(0.12)
Year ended 3-31-2019	18.29	(0.09)	1.04	0.95	—	(2.37)	(2.37)
Year ended 3-31-2018	17.66	(0.04)	1.09	1.05	—	(0.42)	(0.42)
Year ended 3-31-2017	14.38	(0.05)	4.14	4.09	—	(0.81)	(0.81)
Year ended 3-31-2016	17.47	(0.07)	(0.87)	(0.94)	—	(2.15)	(2.15)
Class B Shares(4)
Year ended 3-31-2020	13.27	(0.16)	(2.97)	(3.13)	—	(0.12)	(0.12)
Year ended 3-31-2019	14.79	(0.20)	0.82	0.62	—	(2.14)	(2.14)
Year ended 3-31-2018	14.45	(0.16)	0.88	0.72	—	(0.38)	(0.38)
Year ended 3-31-2017	11.92	(0.17)	3.43	3.26	—	(0.73)	(0.73)
Year ended 3-31-2016	15.01	(0.19)	(0.75)	(0.94)	—	(2.15)	(2.15)
Class C Shares
Year ended 3-31-2020	14.32	(0.14)	(3.21)	(3.35)	—	(0.12)	(0.12)
Year ended 3-31-2019	15.81	(0.19)	0.89	0.70	—	(2.19)	(2.19)
Year ended 3-31-2018	15.39	(0.16)	0.97	0.81	—	(0.39)	(0.39)
Year ended 3-31-2017	12.64	(0.14)	3.64	3.50	—	(0.75)	(0.75)
Year ended 3-31-2016	15.74	(0.16)	(0.79)	(0.95)	—	(2.15)	(2.15)
Class E Shares(5)
Year ended 3-31-2020	17.59	0.00 *	(3.99)	(3.99)	—	(0.13)	(0.13)
Year ended 3-31-2019	19.02	(0.05)	1.08	1.03	—	(2.46)	(2.46)
Year ended 3-31-2018	18.32	0.00 *	1.14	1.14	—	(0.44)	(0.44)
Year ended 3-31-2017	14.87	0.00 *	4.30	4.30	—	(0.85)	(0.85)
Year ended 3-31-2016	17.93	(0.02)	(0.89)	(0.91)	—	(2.15)	(2.15)
Class I Shares
Year ended 3-31-2020	18.40	0.05	(4.19)	(4.14)	(0.02)	(0.14)	(0.16)
Year ended 3-31-2019	19.79	(0.01)	1.13	1.12	—	(2.51)	(2.51)
Year ended 3-31-2018	19.03	0.00 *	1.20	1.20	—	(0.44)	(0.44)
Year ended 3-31-2017	15.42	0.01	4.46	4.47	—	(0.86)	(0.86)
Year ended 3-31-2016	18.49	0.00 *	(0.92)	(0.92)	—	(2.15)	(2.15)
Class N Shares
Year ended 3-31-2020	18.55	0.05	(4.22)	(4.17)	(0.02)	(0.14)	(0.16)
Year ended 3-31-2019	19.96	0.01	1.13	1.14	—	(2.55)	(2.55)
Year ended 3-31-2018	19.17	0.03	1.21	1.24	—	(0.45)	(0.45)
Year ended 3-31-2017	15.52	0.04	4.49	4.53	—	(0.88)	(0.88)
Year ended 3-31-2016	18.56	0.02	(0.91)	(0.89)	—	(2.15)	(2.15)
Class R Shares
Year ended 3-31-2020	16.78	(0.09)	(3.79)	(3.88)	—	(0.12)	(0.12)
Year ended 3-31-2019	18.18	(0.13)	1.03	0.90	—	(2.30)	(2.30)
Year ended 3-31-2018	17.58	(0.11)	1.12	1.01	—	(0.41)	(0.41)
Year ended 3-31-2017	14.33	(0.09)	4.13	4.04	—	(0.79)	(0.79)
Year ended 3-31-2016	17.44	(0.10)	(0.86)	(0.96)	—	(2.15)	(2.15)
Class T Shares
Year ended 3-31-2020	16.87	0.00 *	(3.84)	(3.84)	—	(0.12)	(0.12)
Year ended 3-31-2019	18.33	(0.05)	1.04	0.99	—	(2.45)	(2.45)
Year ended 3-31-2018(6)	17.97	(0.08)	0.86	0.78	—	(0.42)	(0.42)
Class Y Shares
Year ended 3-31-2020	17.81	(0.03)	(4.04)	(4.07)	—	(0.12)	(0.12)
Year ended 3-31-2019	19.20	(0.08)	1.10	1.02	—	(2.41)	(2.41)
Year ended 3-31-2018	18.51	(0.03)	1.15	1.12	—	(0.43)	(0.43)
Year ended 3-31-2017	15.03	(0.03)	4.34	4.31	—	(0.83)	(0.83)
Year ended 3-31-2016	18.12	(0.05)	(0.89)	(0.94)	—	(2.15)	(2.15)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	Class is closed to investment.

(6)	For the period from July 5, 2017 (commencement of operations of the class) through March 31, 2018.

(7)	Annualized.

(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

218	ANNUAL REPORT	2020

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2020	$12.88	-23.13%	$114		1.38%		-0.24%		1.41%	-0.27%	138%
Year ended 3-31-2019	16.87	6.30	174		1.40		-0.48		1.42	-0.50	119
Year ended 3-31-2018	18.29	5.97	186		1.46		-0.24		—	—	119
Year ended 3-31-2017	17.66	28.52	200		1.50		-0.28		—	—	133
Year ended 3-31-2016	14.38	-5.11	193		1.56		-0.45		—	—	135
Class B Shares(4)
Year ended 3-31-2020	10.02	-23.83	1		2.33		-1.18		2.35	-1.20	138
Year ended 3-31-2019	13.27	5.43	2		2.25		-1.33		2.27	-1.35	119
Year ended 3-31-2018	14.79	4.91	3		2.39		-1.06		—	—	119
Year ended 3-31-2017	14.45	27.39	5		2.44		-1.26		—	—	133
Year ended 3-31-2016	11.92	-5.99	2		2.51		-1.39		—	—	135
Class C Shares
Year ended 3-31-2020	10.85	-23.62	20		2.10		-0.96		2.12	-0.98	138
Year ended 3-31-2019	14.32	5.59	35		2.07		-1.15		2.09	-1.17	119
Year ended 3-31-2018	15.81	5.21	33		2.14		-0.97		—	—	119
Year ended 3-31-2017	15.39	27.72	33		2.17		-0.99		—	—	133
Year ended 3-31-2016	12.64	-5.77	14		2.23		-1.11		—	—	135
Class E Shares(5)
Year ended 3-31-2020	13.47	-22.90	—	*	1.16		-0.02		1.18	-0.04	138
Year ended 3-31-2019	17.59	6.56	—	*	1.16		-0.24		1.18	-0.26	119
Year ended 3-31-2018	19.02	6.17	—	*	1.19		-0.01		—	—	119
Year ended 3-31-2017	18.32	28.97	—	*	1.21		—		—	—	133
Year ended 3-31-2016	14.87	-4.80	—	*	1.22		-0.12		—	—	135
Class I Shares
Year ended 3-31-2020	14.10	-22.74	304		0.89		0.25		1.10	0.04	138
Year ended 3-31-2019	18.40	6.79	393		0.95		-0.03		1.09	-0.17	119
Year ended 3-31-2018	19.79	6.29	333		1.10		-0.02		—	—	119
Year ended 3-31-2017	19.03	29.05	253		1.10		0.03		—	—	133
Year ended 3-31-2016	15.42	-4.71	25		1.12		—		—	—	135
Class N Shares
Year ended 3-31-2020	14.22	-22.72	59		0.89		0.24		0.95	0.18	138
Year ended 3-31-2019	18.55	6.87	77		0.90		0.04		0.94	—	119
Year ended 3-31-2018	19.96	6.45	43		0.94		0.16		—	—	119
Year ended 3-31-2017	19.17	29.25	9		0.95		0.22		—	—	133
Year ended 3-31-2016	15.52	-4.52	4		0.96		0.13		—	—	135
Class R Shares
Year ended 3-31-2020	12.78	-23.32	15		1.65		-0.52		1.67	-0.54	138
Year ended 3-31-2019	16.78	6.04	16		1.65		-0.73		1.67	-0.75	119
Year ended 3-31-2018	18.18	5.69	11		1.68		-0.62		—	—	119
Year ended 3-31-2017	17.58	28.27	6		1.69		-0.51		—	—	133
Year ended 3-31-2016	14.33	-5.24	3		1.72		-0.66		—	—	135
Class T Shares
Year ended 3-31-2020	12.91	-22.95	—	*	1.16		-0.02		1.18	-0.04	138
Year ended 3-31-2019	16.87	6.57	—	*	1.17		-0.25		1.19	-0.27	119
Year ended 3-31-2018(6)	18.33	4.31	—	*	1.19	(7)	-0.57	(7)	—	—	119	(8)
Class Y Shares
Year ended 3-31-2020	13.62	-23.08	7		1.32		-0.19		1.35	-0.22	138
Year ended 3-31-2019	17.81	6.45	16		1.31		-0.41		1.33	-0.43	119
Year ended 3-31-2018	19.20	6.00	18		1.36		-0.16		—	—	119
Year ended 3-31-2017	18.51	28.74	22		1.35		-0.20		—	—	133
Year ended 3-31-2016	15.03	-4.92	7		1.37		-0.30		—	—	135

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	219

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY SMALL CAP GROWTH FUND

	Net Asset Value, Beginning of Period	Net Investment Loss(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2020	$17.19	$(0.15)	$(2.59)	$(2.74)	$—	$(1.18)	$(1.18)
Year ended 3-31-2019	18.63	(0.15)	1.44	1.29	—	(2.73)	(2.73)
Year ended 3-31-2018	17.23	(0.15)	3.56	3.41	—	(2.01)	(2.01)
Year ended 3-31-2017	14.81	(0.13)	3.58	3.45	—	(1.03)	(1.03)
Year ended 3-31-2016	18.71	(0.14)	(1.43)	(1.57)	—	(2.33)	(2.33)
Class B Shares(4)
Year ended 3-31-2020	11.70	(0.21)	(1.66)	(1.87)	—	(1.18)	(1.18)
Year ended 3-31-2019	13.55	(0.23)	1.01	0.78	—	(2.63)	(2.63)
Year ended 3-31-2018	13.11	(0.23)	2.66	2.43	—	(1.99)	(1.99)
Year ended 3-31-2017	11.57	(0.21)	2.78	2.57	—	(1.03)	(1.03)
Year ended 3-31-2016	15.28	(0.23)	(1.15)	(1.38)	—	(2.33)	(2.33)
Class C Shares
Year ended 3-31-2020	13.23	(0.21)	(1.92)	(2.13)	—	(1.18)	(1.18)
Year ended 3-31-2019	14.97	(0.23)	1.14	0.91	—	(2.65)	(2.65)
Year ended 3-31-2018	14.28	(0.24)	2.92	2.68	—	(1.99)	(1.99)
Year ended 3-31-2017	12.50	(0.20)	3.01	2.81	—	(1.03)	(1.03)
Year ended 3-31-2016	16.27	(0.21)	(1.23)	(1.44)	—	(2.33)	(2.33)
Class E Shares
Year ended 3-31-2020	17.00	(0.15)	(2.56)	(2.71)	—	(1.18)	(1.18)
Year ended 3-31-2019	18.46	(0.16)	1.43	1.27	—	(2.73)	(2.73)
Year ended 3-31-2018	17.09	(0.15)	3.53	3.38	—	(2.01)	(2.01)
Year ended 3-31-2017	14.70	(0.14)	3.56	3.42	—	(1.03)	(1.03)
Year ended 3-31-2016	18.60	(0.14)	(1.43)	(1.57)	—	(2.33)	(2.33)
Class I Shares
Year ended 3-31-2020	23.43	(0.11)	(3.63)	(3.74)	—	(1.18)	(1.18)
Year ended 3-31-2019	24.36	(0.11)	1.93	1.82	—	(2.75)	(2.75)
Year ended 3-31-2018	21.96	(0.12)	4.58	4.46	—	(2.06)	(2.06)
Year ended 3-31-2017	18.57	(0.10)	4.52	4.42	—	(1.03)	(1.03)
Year ended 3-31-2016	22.77	(0.09)	(1.77)	(1.86)	(0.01)	(2.33)	(2.34)
Class N Shares
Year ended 3-31-2020	23.58	(0.10)	(3.67)	(3.77)	—	(1.18)	(1.18)
Year ended 3-31-2019	24.49	(0.10)	1.96	1.86	—	(2.77)	(2.77)
Year ended 3-31-2018	22.06	(0.09)	4.60	4.51	—	(2.08)	(2.08)
Year ended 3-31-2017	18.62	(0.07)	4.54	4.47	—	(1.03)	(1.03)
Year ended 3-31-2016	22.79	(0.06)	(1.77)	(1.83)	(0.01)	(2.33)	(2.34)
Class R Shares
Year ended 3-31-2020	16.78	(0.20)	(2.51)	(2.71)	—	(1.18)	(1.18)
Year ended 3-31-2019	18.27	(0.20)	1.41	1.21	—	(2.70)	(2.70)
Year ended 3-31-2018	16.97	(0.20)	3.49	3.29	—	(1.99)	(1.99)
Year ended 3-31-2017	14.63	(0.17)	3.54	3.37	—	(1.03)	(1.03)
Year ended 3-31-2016	18.55	(0.17)	(1.42)	(1.59)	—	(2.33)	(2.33)
Class T Shares
Year ended 3-31-2020	17.22	(0.11)	(2.61)	(2.72)	—	(1.18)	(1.18)
Year ended 3-31-2019	18.63	(0.12)	1.45	1.33	—	(2.74)	(2.74)
Year ended 3-31-2018(5)	18.21	(0.08)	2.52	2.44	—	(2.02)	(2.02)
Class Y Shares
Year ended 3-31-2020	21.90	(0.18)	(3.37)	(3.55)	—	(1.18)	(1.18)
Year ended 3-31-2019	23.00	(0.18)	1.82	1.64	—	(2.74)	(2.74)
Year ended 3-31-2018	20.85	(0.17)	4.34	4.17	—	(2.02)	(2.02)
Year ended 3-31-2017	17.72	(0.14)	4.30	4.16	—	(1.03)	(1.03)
Year ended 3-31-2016	21.88	(0.13)	(1.70)	(1.83)	—	(2.33)	(2.33)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	For the period from July 5, 2017 (commencement of operations of the class) through March 31, 2018.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

(8)	Expense ratio based on the period excluding reorganization expenses was 1.36%.

220	ANNUAL REPORT	2020

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Loss to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Loss to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2020	$13.27	-17.35%	$788		1.31%		-0.87%		—%	—%	40%
Year ended 3-31-2019	17.19	7.76	1,099		1.32		-0.84		—	—	42
Year ended 3-31-2018	18.63	20.69	1,026		1.35		-0.80		—	—	43
Year ended 3-31-2017	17.23	23.58	236		1.41		-0.81		—	—	53
Year ended 3-31-2016	14.81	-8.91	325		1.44		-0.80		—	—	43
Class B Shares(4)
Year ended 3-31-2020	8.65	-18.07	3		2.22		-1.79		2.40	-1.97	40
Year ended 3-31-2019	11.70	6.80	7		2.22		-1.73		2.33	-1.84	42
Year ended 3-31-2018	13.55	19.67	10		2.23		-1.70		—	—	43
Year ended 3-31-2017	13.11	22.55	8		2.24		-1.66		—	—	53
Year ended 3-31-2016	11.57	-9.71	8		2.32		-1.69		—	—	43
Class C Shares
Year ended 3-31-2020	9.92	-17.94	51		2.05		-1.62		2.09	-1.66	40
Year ended 3-31-2019	13.23	6.99	88		2.05		-1.56		2.06	-1.57	42
Year ended 3-31-2018	14.97	19.82	99		2.06		-1.57		—	—	43
Year ended 3-31-2017	14.28	22.80	176		2.07		-1.49		—	—	53
Year ended 3-31-2016	12.50	-9.48	166		2.07		-1.43		—	—	43
Class E Shares
Year ended 3-31-2020	13.11	-17.37	8		1.35		-0.91		1.53	-1.09	40
Year ended 3-31-2019	17.00	7.71	10		1.35		-0.87		1.53	-1.05	42
Year ended 3-31-2018	18.46	20.68	10		1.37	(8)	-0.83		1.61	-1.07	43
Year ended 3-31-2017	17.09	23.55	8		1.43		-0.85		1.71	-1.13	53
Year ended 3-31-2016	14.70	-8.96	6		1.49		-0.86		1.73	-1.10	43
Class I Shares
Year ended 3-31-2020	18.51	-16.99	778		0.89		-0.46		1.04	-0.61	40
Year ended 3-31-2019	23.43	8.14	1,034		0.94		-0.47		1.04	-0.57	42
Year ended 3-31-2018	24.36	21.04	717		1.07		-0.53		—	—	43
Year ended 3-31-2017	21.96	24.03	313		1.07		-0.51		—	—	53
Year ended 3-31-2016	18.57	-8.59	169		1.06		-0.43		—	—	43
Class N Shares
Year ended 3-31-2020	18.63	-17.01	161		0.89		-0.44		—	—	40
Year ended 3-31-2019	23.58	8.19	155		0.89		-0.42		—	—	42
Year ended 3-31-2018	24.49	21.25	110		0.91		-0.38		—	—	43
Year ended 3-31-2017	22.06	24.24	69		0.91		-0.34		—	—	53
Year ended 3-31-2016	18.62	-8.46	23		0.91		-0.28		—	—	43
Class R Shares
Year ended 3-31-2020	12.89	-17.60	43		1.63		-1.19		—	—	40
Year ended 3-31-2019	16.78	7.42	66		1.62		-1.14		—	—	42
Year ended 3-31-2018	18.27	20.29	57		1.66		-1.11		—	—	43
Year ended 3-31-2017	16.97	23.32	48		1.66		-1.08		—	—	53
Year ended 3-31-2016	14.63	-9.10	42		1.66		-1.03		—	—	43
Class T Shares
Year ended 3-31-2020	13.32	-17.21	—	*	1.09		-0.65		—	—	40
Year ended 3-31-2019	17.22	7.97	—	*	1.14		-0.67		—	—	42
Year ended 3-31-2018(5)	18.63	14.29	—	*	1.19	(6)	-0.61	(6)	—	—	43	(7)
Class Y Shares
Year ended 3-31-2020	17.17	-17.36	91		1.28		-0.84		—	—	40
Year ended 3-31-2019	21.90	7.83	141		1.27		-0.79		—	—	42
Year ended 3-31-2018	23.00	20.75	141		1.31		-0.77		—	—	43
Year ended 3-31-2017	20.85	23.71	135		1.31		-0.71		—	—	53
Year ended 3-31-2016	17.72	-8.80	205		1.31		-0.67		—	—	43

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	221

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY VALUE FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 3-31-2020	$22.61	$0.41	$(3.98)	$(3.57)	$(0.33)	$(1.92)	$(2.25)
Year ended 3-31-2019	23.27	0.28	0.50	0.78	(0.20)	(1.24)	(1.44)
Year ended 3-31-2018	22.69	0.16	1.23	1.39	(0.26)	(0.55)	(0.81)
Year ended 3-31-2017	19.72	0.20	3.25	3.45	(0.33)	(0.15)	(0.48)
Year ended 3-31-2016	23.40	0.14	(1.14)	(1.00)	(0.03)	(2.65)	(2.68)
Class B Shares(4)
Year ended 3-31-2020	20.77	0.14	(3.61)	(3.47)	(0.13)	(1.92)	(2.05)
Year ended 3-31-2019	21.53	0.07	0.43	0.50	(0.02)	(1.24)	(1.26)
Year ended 3-31-2018	21.12	0.06	1.02	1.08	(0.12)	(0.55)	(0.67)
Year ended 3-31-2017	18.39	0.00 *	3.02	3.02	(0.14)	(0.15)	(0.29)
Year ended 3-31-2016	22.04	(0.08)	(1.06)	(1.14)	—	(2.51)	(2.51)
Class C Shares
Year ended 3-31-2020	21.69	0.22	(3.79)	(3.57)	(0.18)	(1.92)	(2.10)
Year ended 3-31-2019	22.40	0.13	0.45	0.58	(0.05)	(1.24)	(1.29)
Year ended 3-31-2018	21.92	0.15	1.04	1.19	(0.16)	(0.55)	(0.71)
Year ended 3-31-2017	19.07	0.08	3.13	3.21	(0.21)	(0.15)	(0.36)
Year ended 3-31-2016	22.73	(0.01)	(1.11)	(1.12)	—	(2.54)	(2.54)
Class E Shares(5)
Year ended 3-31-2020	22.72	0.45	(4.00)	(3.55)	(0.37)	(1.92)	(2.29)
Year ended 3-31-2019	23.37	0.34	0.51	0.85	(0.26)	(1.24)	(1.50)
Year ended 3-31-2018	22.79	0.37	1.07	1.44	(0.31)	(0.55)	(0.86)
Year ended 3-31-2017	19.81	0.27	3.24	3.51	(0.38)	(0.15)	(0.53)
Year ended 3-31-2016	23.49	0.19	(1.14)	(0.95)	(0.04)	(2.69)	(2.73)
Class I Shares
Year ended 3-31-2020	22.72	0.47	(4.00)	(3.53)	(0.39)	(1.92)	(2.31)
Year ended 3-31-2019	23.38	0.36	0.50	0.86	(0.28)	(1.24)	(1.52)
Year ended 3-31-2018	22.80	0.24	1.22	1.46	(0.33)	(0.55)	(0.88)
Year ended 3-31-2017	19.81	0.31	3.23	3.54	(0.40)	(0.15)	(0.55)
Year ended 3-31-2016	23.50	0.20	(1.13)	(0.93)	(0.05)	(2.71)	(2.76)
Class N Shares
Year ended 3-31-2020	22.80	0.51	(4.02)	(3.51)	(0.43)	(1.92)	(2.35)
Year ended 3-31-2019	23.45	0.41	0.50	0.91	(0.32)	(1.24)	(1.56)
Year ended 3-31-2018	22.86	0.41	1.10	1.51	(0.37)	(0.55)	(0.92)
Year ended 3-31-2017	19.87	0.33	3.25	3.58	(0.44)	(0.15)	(0.59)
Year ended 3-31-2016	23.56	0.25	(1.15)	(0.90)	(0.06)	(2.73)	(2.79)
Class R Shares
Year ended 3-31-2020	22.56	0.33	(3.98)	(3.65)	(0.25)	(1.92)	(2.17)
Year ended 3-31-2019	23.22	0.22	0.49	0.71	(0.13)	(1.24)	(1.37)
Year ended 3-31-2018	22.66	0.26	1.06	1.32	(0.21)	(0.55)	(0.76)
Year ended 3-31-2017	19.70	0.17	3.23	3.40	(0.29)	(0.15)	(0.44)
Year ended 3-31-2016	23.37	0.08	(1.13)	(1.05)	(0.01)	(2.61)	(2.62)
Class Y Shares
Year ended 3-31-2020	22.65	0.46	(4.09)	(3.63)	(0.33)	(1.92)	(2.25)
Year ended 3-31-2019	23.31	0.33	0.47	0.80	(0.22)	(1.24)	(1.46)
Year ended 3-31-2018	22.73	0.34	1.05	1.39	(0.26)	(0.55)	(0.81)
Year ended 3-31-2017	19.77	0.26	3.21	3.47	(0.36)	(0.15)	(0.51)
Year ended 3-31-2016	23.45	0.15	(1.13)	(0.98)	(0.03)	(2.67)	(2.70)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	Class share is closed to investment.

(6)	Expense ratio based on the period excluding reorganization expenses was 1.21%.

(7)	Expense ratio based on the period excluding reorganization expenses was 2.23%.

(8)	Expense ratio based on the period excluding reorganization expenses was 1.94%.

(9)	Expense ratio based on the period excluding reorganization expenses was 1.02%.

(10)	Expense ratio based on the period excluding reorganization expenses was 0.92%.

(11)	Expense ratio based on the period excluding reorganization expenses was 0.77%.

(12)	Expense ratio based on the period excluding reorganization expenses was 1.52%.

(13)	Expense ratio based on the period excluding reorganization expenses was 1.21%.

222	ANNUAL REPORT	2020

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 3-31-2020	$16.79	-18.67%	$251		1.21%		1.68%	—%	—%	68%
Year ended 3-31-2019	22.61	3.69	354		1.21		1.21	—	—	51
Year ended 3-31-2018	23.27	6.13	398		1.23	(6)	0.65	—	—	72
Year ended 3-31-2017	22.69	17.76	103		1.33		0.99	—	—	53
Year ended 3-31-2016	19.72	-4.60	247		1.30		0.61	—	—	55
Class B Shares(4)
Year ended 3-31-2020	15.25	-19.56	1		2.35		0.60	—	—	68
Year ended 3-31-2019	20.77	2.60	2		2.22		0.32	—	—	51
Year ended 3-31-2018	21.53	5.12	3		2.25	(7)	0.26	—	—	72
Year ended 3-31-2017	21.12	16.57	3		2.36		—	—	—	53
Year ended 3-31-2016	18.39	-5.54	3		2.27		-0.38	—	—	55
Class C Shares
Year ended 3-31-2020	16.02	-19.29	8		1.99		0.94	—	—	68
Year ended 3-31-2019	21.69	2.94	14		1.94		0.59	—	—	51
Year ended 3-31-2018	22.40	5.41	18		1.95	(8)	0.68	—	—	72
Year ended 3-31-2017	21.92	17.02	20		1.97		0.39	—	—	53
Year ended 3-31-2016	19.07	-5.25	18		1.98		-0.06	—	—	55
Class E Shares(5)
Year ended 3-31-2020	16.88	-18.48	—	*	1.02		1.85	—	—	68
Year ended 3-31-2019	22.72	3.90	—	*	1.01		1.45	—	—	51
Year ended 3-31-2018	23.37	6.34	—	*	1.03	(9)	1.57	—	—	72
Year ended 3-31-2017	22.79	18.03	—	*	1.08		1.29	—	—	53
Year ended 3-31-2016	19.81	-4.34	—	*	1.06		0.86	—	—	55
Class I Shares
Year ended 3-31-2020	16.88	-18.40	522		0.92		1.94	0.92	1.94	68
Year ended 3-31-2019	22.72	3.95	579		0.91		1.51	—	—	51
Year ended 3-31-2018	23.38	6.45	600		0.94	(10)	1.01	—	—	72
Year ended 3-31-2017	22.80	18.18	186		0.97		1.44	—	—	53
Year ended 3-31-2016	19.81	-4.28	7		0.97		0.90	—	—	55
Class N Shares
Year ended 3-31-2020	16.94	-18.29	113		0.77		2.13	—	—	68
Year ended 3-31-2019	22.80	4.15	140		0.76		1.72	—	—	51
Year ended 3-31-2018	23.45	6.65	149		0.78	(11)	1.72	—	—	72
Year ended 3-31-2017	22.86	18.32	9		0.82		1.55	—	—	53
Year ended 3-31-2016	19.87	-4.12	2		0.81		1.14	—	—	55
Class R Shares
Year ended 3-31-2020	16.74	-18.94	—	*	1.55		1.34	—	—	68
Year ended 3-31-2019	22.56	3.35	—	*	1.52		0.95	—	—	51
Year ended 3-31-2018	23.22	5.85	—	*	1.53	(12)	1.13	—	—	72
Year ended 3-31-2017	22.66	17.45	—	*	1.57		0.80	—	—	53
Year ended 3-31-2016	19.70	-4.82	—	*	1.56		0.36	—	—	55
Class Y Shares
Year ended 3-31-2020	16.77	-18.89	—	*	1.19		1.93	—	—	68
Year ended 3-31-2019	22.65	3.76	—	*	1.15		1.37	—	—	51
Year ended 3-31-2018	23.31	6.12	1		1.22	(13)	1.43	—	—	72
Year ended 3-31-2017	22.73	17.81	1		1.21		1.24	—	—	53
Year ended 3-31-2016	19.77	-4.51	2		1.22		0.65	—	—	55

See Accompanying Notes to Financial Statements.

2020	ANNUAL REPORT	223

NOTES TO FINANCIAL STATEMENTS	IVY FUNDS

MARCH 31, 2020

1.	ORGANIZATION

Ivy Funds, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ivy Core Equity Fund, Ivy Emerging Markets Equity Fund, Ivy Global Bond Fund, Ivy Global Equity Income Fund, Ivy Global Growth Fund, Ivy Government Money Market Fund, Ivy High Income Fund, Ivy International Core Equity Fund, Ivy Large Cap Growth Fund, Ivy Limited-Term Bond Fund, Ivy Managed International Opportunities Fund, Ivy Mid Cap Growth Fund, Ivy Mid Cap Income Opportunities Fund, Ivy Municipal Bond Fund, Ivy Municipal High Income Fund, Ivy Pzena International Value Fund, Ivy Securian Core Bond Fund, Ivy Small Cap Core Fund, Ivy Small Cap Growth Fund and Ivy Value Fund (each, a “Fund”) are 20 series of the Trust and are the only series of the Trust included in these financial statements. The investment objective(s), policies and risk factors of each Fund are described more fully in the Funds’ Prospectus and Statement of Additional Information (“SAI”). Each Fund’s investment manager is Ivy Investment Management Company (“IICO” or the “Manager”).

Each Fund offers Class A, Class C and Class N shares. Each Fund (excluding Ivy Mid Cap Income Opportunities Fund) offers Class B shares. The Funds’ Class B shares are not available for purchase by new and existing investors. Class B shares will continue to be available for dividend reinvestment and exchanges from Class B shares of another fund within Ivy Funds. Class C shares are not available for direct investment in the Ivy Government Money Market Fund. Class C shares of Ivy Government Money Market Fund will continue to be available for dividend reinvestment and exchanges from Class C shares of another fund within Ivy Funds. Certain Funds may also offer Class E, Class I, Class R, Class T and/or Class Y shares. Class E shares are closed for all investments in the Ivy Emerging Markets Equity Fund, Ivy Global Growth Fund, Ivy Managed International Opportunities Fund, Ivy Small Cap Core Fund and Ivy Value Fund. Class A, Class E and Class T shares are sold at their offering price, which is normally net asset value (“NAV”) plus a front-end sales charge. For Class A shares, a 1% contingent deferred sales charge (“CDSC”) is only imposed on shares purchased at NAV for $1 million or more that are subsequently redeemed within 12 months of purchase. Class B and Class C shares are sold without a front-end sales charge, but may be subject to a CDSC. Class I, Class N, Class R and Class Y shares are sold without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Net investment income, net assets and NAV per share may differ due to each class having its own expenses, such as transfer agent and shareholder servicing fees, directly attributable to that class. Class A, B, C, E, R, T and Y have a distribution and service plan. Class I shares and Class N shares are not included in the plan. With certain exceptions described in the Prospectus, Class B shares will automatically convert to Class A shares 96 months after the date of purchase. With certain exceptions described in the Prospectus, Class C shares will automatically convert to Class A shares 120 months after the date of purchase.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund.

Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. All or a portion of the distributions received from a real estate investment trust or publicly traded partnership may be designated as a reduction of cost of the related investment or realized gain.

Foreign Currency Translation. Each Fund’s accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily, using foreign exchange rates obtained from an independent pricing service approved by the Board of Trustees of the Trust (the “Board”). Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. Each Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments. Foreign exchange rates are typically valued as of the close of the New York Stock Exchange (“NYSE”), normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Income Taxes. It is the policy of each Fund to distribute all of its taxable income and capital gains to its shareholders and to otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition,

224	ANNUAL REPORT	2020

each Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, no provision has been made for Federal income taxes. The Funds file income tax returns in U.S. federal and applicable state jurisdictions. The Funds’ tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax returns. Management of the Trust periodically reviews all tax positions to assess whether it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As of the date of these financial statements, management believes that no liability for unrecognized tax positions is required.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded by each Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). If the total dividends and distributions made in any tax year exceed net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a return of capital for tax purposes.

Segregation and Collateralization. In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”), the Dodd Frank Wall Street Reform and Consumer Protection Act, or the interpretive rules and regulations of the U.S. Commodities Futures Trading Commission require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, financial futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps), the Fund will segregate collateral or designate on its books and records, cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Certain countries require that cash reserves be held while investing in companies incorporated in that country. These cash reserves and cash collateral that has been pledged to cover obligations of the Funds under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as “Restricted cash”. Securities collateral pledged for the same purpose, if any, is noted on the Schedule of Investments.

Concentration of Market and Credit Risk. In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded on the Funds’ Statement of Assets and Liabilities, less any collateral held by the Funds.

Certain Funds may hold high-yield or non-investment-grade bonds, that may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Funds may acquire securities in default and are not obligated to dispose of securities whose issuers subsequently default.

Certain Funds may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected on the Statement of Assets and Liabilities.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

The London Interbank Offered Rate “LIBOR” is an indicative measure of the average interest rate at which major global banks could borrow from one another. LIBOR is quoted in multiple currencies and multiple time frames using data reported by private-sector banks. LIBOR is used extensively in the United States and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds and loans, floating rate mortgages, asset-backed securities, consumer loans, and interest rate swaps and other derivatives.

2020	ANNUAL REPORT	225

It is expected that a number of private-sector banks currently reporting information used to set LIBOR will stop doing so after 2021 when their current reporting commitment ends, which could either cause LIBOR to stop publication immediately or cause LIBOR’s regulator to determine that its quality has degraded to the degree that it is no longer representative of its underlying market.

Management believes that, with respect to any significant investments by the Funds in instruments linked to LIBOR, the impact on investments and discontinuation of LIBOR may represent a significant risk.

However, management acknowledges that the anticipated transition away from LIBOR will occur after 2021 and certain of the current investments will mature prior to that time. Furthermore, the ways in which LIBOR’s discontinuation potentially could impact the Funds’ investments is not fully known. The extent of that impact may vary depending on various factors, which include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new successor reference rates and/or fallbacks for both legacy and new instruments.

In addition, the transition to a successor rate could potentially cause (i) increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, (ii) a reduction in the value of certain instruments held by a Fund, or (iii) reduced effectiveness of related Fund transactions, such as hedging.

As the impacts of the transition become clearer during the next year, Management will be evaluating the impacts of these changes.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Inflation-Indexed Bonds. Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Interest Only Obligations. These securities entitle the owner to receive only the interest portion from a bond, Treasury note or pool of mortgages. These securities are generally created by a third party separating a bond or pool of mortgages into distinct interest-only and principal-only securities. As the principal (par) amount of a bond or pool of mortgages is paid down, the amount of interest income earned by the owner will decline as well.

Loans. Certain Funds may invest in loans, the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates, the debtor of which may be a domestic or foreign corporation, partnership or other entity (“Borrower”). Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, the LIBOR or certificates of deposit rates. Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Loans are exempt from registration under the Securities Act of 1933, as amended, may contain certain restrictions on resale, and cannot be sold publicly. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

When a Fund purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender. When a Fund purchases a participation of a loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in loans includes the right to receive payments of principal, interest and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a Fund generally has no direct

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right to enforce compliance with the terms of the loan agreement. As a result, the Fund assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the Fund and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and interest.

Payment In-Kind Securities. Certain Funds may invest in payment in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in cash or in additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

Securities on a When-Issued or Delayed Delivery Basis. Certain Funds may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by a Fund on a when-issued basis normally take place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of a Fund’s NAV to the extent the Fund executes such transactions while remaining substantially fully invested. When a Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield IICO, or the Fund’s investment subadviser, as applicable, consider advantageous. The Fund maintains internally designated assets with a value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued or delayed delivery basis prior to settlement of the original purchase.

Custodian Fees. “Custodian fees” on the Statement of Operations may include interest expense incurred by a Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. A Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by that Fund. The “Earnings credit” line item, if shown, represents earnings on cash balances maintained by that Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Indemnification. The Trust’s organizational documents provide current and former Trustees and Officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Trust. In the normal course of business, the Trust may also enter into contracts that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown and is dependent on future claims that may be made against the Trust. The risk of material loss from such claims is considered remote.

Basis of Preparation. Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The accompanying financial statements were prepared in accordance with U.S. GAAP, including but not limited to ASC 946. U.S. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Subsequent Events. Management has performed a review for subsequent events through the date this report was issued.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Each Fund’s investments are reported at fair value. Fair value is defined as the price that each Fund would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date. Each Fund calculates the NAV of its shares as of the close of the NYSE, normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

For purposes of calculating the NAV, the portfolio securities and financial instruments are valued on each business day using pricing and valuation methods as adopted by the Board. Where market quotes are readily available, fair value is generally determined on the basis of the last reported sales price, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Prices for fixed-income securities are typically based on quotes that are obtained from an independent pricing service approved by the Board. To determine values of fixed-income securities, the independent pricing service utilizes such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and

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risk factors it deems relevant in determining valuations. Securities that cannot be valued by the independent pricing service may be valued using quotes obtained from dealers that make markets in the securities.

Investments in Ivy Government Money Market Fund are valued on the basis of amortized cost (which approximates value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium. Short-term securities with maturities of 60 days or less held in all Funds (with the exception of Ivy Government Money Market Fund) are valued based on quotes that are obtained from an independent pricing service approved by the Board as described in the preceding paragraph above.

Because many foreign markets close before the NYSE, events may occur between the close of the foreign market and the close of the NYSE that could have a material impact on the valuation of foreign securities. Waddell & Reed Services Company (“WRSCO”), pursuant to procedures adopted by the Board, evaluates the impact of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the NYSE. In addition, all securities for which values are not readily available or are deemed unreliable are appraised at fair value as determined in good faith under the supervision of the Board.

Where market quotes are not readily available, portfolio securities or financial instruments are valued at fair value, as determined in good faith by the Board or Valuation Committee pursuant to procedures approved by the Board.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE close, that materially affect the values of a Fund’s securities or financial instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available.

The Board has delegated to WRSCO the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial instruments and for determining whether the value of the applicable securities or financial instruments should be re-evaluated in light of such significant events. IICO, pursuant to authority delegated by the Board, has established a Valuation Committee to administer and oversee the valuation process, including the use of third party pricing vendors.

The Board has adopted methods for valuing securities and financial instruments in circumstances where market quotes are not readily available. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to procedures established by the Board, with reference to other securities or indices. In the event that the security or financial instrument cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or financial instrument will be determined in good faith by the Valuation Committee in accordance with the procedures adopted by the Board.

When a Fund uses these fair valuation methods applied by WRSCO that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Board or persons acting at its direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. The prices used by a Fund may differ from the value that will ultimately be realized at the time the securities are sold.

WRSCO is responsible for monitoring the implementation of the pricing and valuation policies through a series of activities to provide reasonable comfort of the accuracy of prices including: 1) periodic vendor due diligence meetings to review methodologies, new developments, and process at vendors, 2) daily and monthly multi-source pricing comparisons reviewed and submitted to the Valuation Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by management and the Valuation Committee.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized as follows:

•	Level 1 – Observable inputs such as quoted prices, available in active markets, for identical assets or liabilities.

•

Level 2 – Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active,

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inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at its direction that are used in determining the fair value of investments.

A description of the valuation techniques applied to the Funds’ major classes of assets and liabilities measured at fair value on a recurring basis follows:

Asset-Backed Securities and Mortgage-Backed Securities. The fair value of asset-backed securities and mortgage-backed securities are estimated using recently executed transactions and based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, and otherwise they would be categorized as Level 3.

Bullion. The fair value of bullion is at the last settlement price at the end of each day on the board of trade or exchange upon which they are traded and are categorized in Level 1 of the fair value hierarchy.

Corporate Bonds. The fair value of corporate bonds, as obtained from an independent pricing service, is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3 of the fair value hierarchy.

Derivative Instruments. Forward foreign currency contracts are valued based upon the closing prices of the forward currency rates determined at the close of the NYSE, which are provided by an independent pricing service. Swaps derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. Swaps are valued by an independent pricing service unless the price is unavailable, in which case they are valued at the price provided by a dealer in that security. Exchange-traded futures contracts are generally valued at the settlement price. Listed options are ordinarily valued at the mean of the last bid and ask price provided by an independent pricing service unless the price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer. Over-the-counter (“OTC”) options are ordinarily valued at the mean of the last bid and ask price for a comparable listed option provided by an independent pricing service unless such a price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward foreign currency contracts, swap agreements, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case with interest rate swap and option contracts. OTC derivative products valued using pricing models with significant observable inputs are categorized within Level 2 of the fair value hierarchy.

Equity Securities. Equity securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. OTC equity securities and listed securities for which no price is readily available are valued at the average of the last bid and ask prices.

Mutual funds, including investment funds, typically are valued at the NAV reported as of the valuation date.

Securities that are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded and to the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, for which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intra-day trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds, and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

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Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Loans. Loans are valued using a price or composite price from one or more brokers or dealers as obtained from an independent pricing service. The fair value of loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Loans are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable in which case they would be categorized as Level 3.

Municipal Bonds. Municipal bonds are fair valued based on pricing models used by and obtained from an independent pricing service that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wants lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Overdraft due to custodian. Due to the short-term nature of overdraft due to custodian, the carrying value approximates fair value and the liability is categorized as Level 2 in the fair value hierarchy.

Restricted Securities. Restricted securities that are deemed to be Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy to the extent that significant inputs to valuation are unobservable, because they trade infrequently, if at all and, therefore, the inputs are unobservable. Restricted securities that are valued at a discount to similar publicly traded securities may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety; otherwise they may be categorized as Level 3.

U.S. Government and Agency Securities. U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred primarily due to the increased availability of observable market data due to increased market activity or information.

For fair valuations using unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Fund.

Net realized gain (loss) and net unrealized appreciation (depreciation), shown on the reconciliation of Level 3 investments, if applicable, are included on the Statement of Operations in net realized gain (loss) on investments in unaffiliated and/or affiliated securities and in net change in unrealized appreciation (depreciation) on investments in unaffiliated and/or affiliated securities, respectively. Additionally, the net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of March 31, 2020, if applicable, is included on the Statement of Operations in net change in unrealized appreciation (depreciation) on investments in unaffiliated and/or affiliated securities.

4.	DERIVATIVE INSTRUMENTS ($ amounts in thousands unless indicated otherwise)

The following disclosures contain information on why and how the Funds use derivative instruments, the associated risks of investing in derivative instruments, and how derivative instruments affect the Funds’ financial positions and results of operations.

Forward Foreign Currency Contracts. Certain Funds are authorized to enter into forward foreign currency contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Forward contracts are reported on a schedule following the Schedule of Investments. Forward contracts are valued daily based upon the closing prices of the forward currency rates provided by an independent pricing service determined at the close of the NYSE. The resulting unrealized appreciation and depreciation is reported on the Statement of Assets and Liabilities as a receivable or payable and on the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) on the Statement of Operations.

Risks to a Fund related to the use of such contracts include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, a Fund’s maximum loss will consist of the aggregate unrealized gain on appreciated contracts that is not collateralized.

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Ivy High Income Fund and Ivy International Core Equity Fund enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from foreign currencies (foreign currency exchange rate risk).

Futures Contracts. Certain Funds are authorized to engage in buying and selling futures contracts. Upon entering into a futures contract, a Fund is required to deposit, in a segregated account, an amount equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent amounts, known as variation margin, are paid or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying debt security or index. Options on futures contracts may also be purchased or sold by a Fund.

Futures contracts are reported on a schedule following the Schedule of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are identified on the Schedule of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted on the Statement of Assets and Liabilities. The net change in unrealized appreciation (depreciation) is reported on the Statement of Operations. Realized gains (losses) are reported on the Statement of Operations at the closing or expiration of futures contracts.

Risks of entering into futures contracts include the possibility of loss of securities or cash held as collateral, that there may be an illiquid market where the Fund is unable to close the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Ivy Municipal Bond Fund and Ivy Securian Core Bond Fund invest in long and/or short positions in futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk).

Option Contracts. Options purchased by a Fund are accounted for in the same manner as portfolio securities. The cost of the underlying instruments acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from instruments sold through the exercise of put options are decreased by the premium paid to purchase the put.

When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current value of the option written. When an option expires on its stipulated expiration date or a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold), and the liability related to such option is extinguished. When a written call option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining whether a Fund has realized a gain or loss. When a written put is exercised, the cost basis of the instruments purchased by a Fund is reduced by the amount of the premium received.

Investments in options, whether purchased or written, involve certain risks. Writing put options and purchasing call options may increase a Fund’s exposure to the underlying instrument. With written options, there may be times when a Fund will be required to purchase or sell instruments to meet its obligation under the option contract where the required action is not beneficial to the Fund, due to unfavorable movement of the market price of the underlying instrument.

Option contracts can be traded on a regulated exchange or traded OTC. Unlike the trades on a regulated exchange where the clearinghouse guarantees the performances of both the buyer and the seller, to the extent a Fund enters into OTC option transactions with counterparties, the Fund will be exposed to the risk that counterparties to these OTC transactions will be unable to meet their obligations under the terms of the transaction.

Ivy International Core Equity Fund, Ivy Mid Cap Growth Fund and Ivy Value Fund purchase and write call and put options to increase or decrease hedging exposure to underlying instruments (which include credit risk, equity risk, foreign currency exchange rate risk, event risk and/or interest rate risk), increase exposure to various equity markets or certain sectors, gain exposure to or facilitate trading in certain securities and/or, in the case of options written, to generate returns from options premiums.

Swap Agreements. Certain Funds are authorized to invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”). If the OTC swap entered is one of the swaps identified by a relevant regulator as a swap that is required to be cleared, then it will be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”).

Swaps are marked to market daily and changes in value are recorded as unrealized appreciation (depreciation) on the Statement of Operations. Payments received or made by the Fund are recorded as realized gain or loss on the Statement of Operations. Any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, if any, on the Statement of Assets and Liabilities and amortized over the term of the swap. An early termination payment received or made at an early termination or a final payment made at the maturity of the swap is recorded as realized gain or loss on the Statement of Operations.

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After a centrally cleared swap is accepted for clearing, a Fund may be required to deposit initial margin with a Clearing Member in the form of cash or securities. Securities deposited as initial margin, if any, are designated on the Schedule of Investments. Cash deposited as initial margin is identified on the Schedule of Investments and is recorded as restricted cash on the Statement of Assets and Liabilities.

Total return swaps involve a commitment of one party to pay periodic interest payments in exchange for a market-linked return based on a security or a basket of securities including a variety of securities or representing a particular index. To the extent the total return of the security, a basket of securities, or an index exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Ivy Small Cap Core Fund and Ivy Small Cap Growth Fund enter into total return swaps to hedge exposure to a security or market.

The creditworthiness of the counterparty with which a Fund enters into a swap agreement is monitored by IICO. If a counterparty creditworthiness declines, the value of the agreement would likely decline, potentially resulting in losses. If a default occurs by the counterparty to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. The maximum loss a Fund may incur consists of the aggregate unrealized gain on appreciated contracts that is not collateralized due to facts specific to certain situations (i.e., collateral may not have been posted by the counterparty due to the required collateral amount being less than the pre-agreed thresholds. Additionally, regulatory developments called stay resolutions and the ensuing required contractual amendments to the transactional documentation, including derivatives, permit the relevant regulators to preclude parties to a transaction from terminating trades, among other rights it may have in the trade agreements should a counterparty that it regulates experience financial distress. A relevant regulator also has the authority to reduce the value of certain liabilities owed by the counterparty to a Fund and/or convert cash liabilities of a regulated entity into equity holdings. The power given to the relevant regulators includes the ability to amend transactional agreements unilaterally, modify the maturity of eligible liabilities, reduce the amount of interest payable or change the date on which interest becomes payable, among other powers.

To prevent incurring losses due to the counterparty credit risk, IICO actively monitors the creditworthiness of the counterparties with which it has entered financial transactions. IICO consistently and frequently risk manages the credit risk of the counterparties it faces in transactions.

Collateral and rights of offset. A Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes (“CSA”) included with an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement which is the standard contract governing all OTC derivative transactions between the Fund and each of its counterparties. Although it is not possible to eliminate credit risk entirely, the CSA allows the Fund and its counterparty to reduce their exposure to the risk of payment default by the other party by holding an amount in collateral equivalent to the realized and unrealized amount of exposure to the counterparty, which is generally held by the Fund’s custodian. An amount of collateral is moved to/from applicable counterparties only if the amount of collateral required to be posted surpasses both the threshold and the minimum transfer amount pre-agreed in the CSA between the Fund and the counterparty. See Note 2 “Segregation and Collateralization” for additional information with respect to collateral practices.

Offsetting of Assets and Liabilities. The following tables present financial instruments that are either (1) offset or (2) subject to an enforceable master netting arrangement or similar agreement as of March 31, 2020:

Assets

				Gross Amounts Not Offset on the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets	Gross Amounts Offset on the Statement of Assets and Liabilities	Net Amounts of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount Receivable
Ivy International Core Equity Fund
Unrealized appreciation on forward foreign currency contracts	$3,597	$—	$3,597	$(118)	$—	$—	$3,479

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Liabilities

				Gross Amounts Not Offset on the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Liabilities	Gross Amounts Offset on the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount Payable
Ivy International Core Equity Fund
Unrealized depreciation on forward foreign currency contracts(1)	$118	$—	$118	$(118)	$—	$—	$—
Ivy Mid Cap Growth Fund
Written options at value	$1,209	$—	$1,209	$—	$(1,209)	$—	$—
Ivy Small Cap Growth Fund
Swap agreements, at value	$13,993	$—	$13,993	$—	$—	$(13,390)	$603
Ivy Value Fund
Written options at value	$5,443	$—	$5,443	$—	$(5,093)	$(350)	$—

(1)

Amounts include forward contracts that have an offset to an open and close contract, but have not settled. These amounts are included on the Statement of Assets and Liabilities line item for Investment securities purchased payable.

Additional Disclosure Related to Derivative Instruments

Fair values of derivative instruments as of March 31, 2020:

		Assets		Liabilities
Fund	Type of Risk Exposure	Statement of Assets & Liabilities Location	Value	Statement of Assets & Liabilities Location	Value
Ivy International Core Equity Fund	Foreign currency	Unrealized appreciation on forward foreign currency contracts	$3,597		$—
Ivy Mid Cap Growth Fund	Equity	Investments in unaffiliated securities at value*	17	Written options at value	4,874
Ivy Securian Core Bond Fund	Interest rate	Unrealized appreciation on futures contracts**	10,227	Unrealized depreciation on futures contracts**	4,153
Ivy Small Cap Growth Fund	Equity		—	Swap agreements, at value	13,993
Ivy Value Fund	Equity		—	Written options at value	8,584

*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

**

The value presented includes cumulative gain (loss) on open futures contracts; however, the value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable (payable) as of year ended March 31, 2020.

2020	ANNUAL REPORT	233

Amount of realized gain (loss) on derivatives recognized on the Statement of Operations for the year ended March 31, 2020:

		Net realized gain (loss) on:
Fund	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Ivy High Income Fund	Foreign currency	$—	$—	$—	$—	$215	$215
Ivy International Core Equity Fund	Equity	854	—	—	137	—	991
	Foreign currency	—	—	—	—	(8,632)	(8,632)
Ivy Mid Cap Growth Fund	Equity	25,255	—	—	(2,226)	—	23,029
Ivy Municipal Bond Fund	Interest rate	—	—	(3,461)	—	—	(3,461)
Ivy Securian Core Bond Fund	Interest rate	—	—	8,908	—	—	8,908
Ivy Small Cap Core Fund	Equity	—	(7)	—	—	—	(7)
Ivy Small Cap Growth Fund	Equity	—	708	—	—	—	708
Ivy Value Fund	Equity	—	—	—	(1,239)	—	(1,239)

*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

Change in unrealized appreciation (depreciation) on derivatives recognized on the Statement of Operations for the year ended March 31, 2020:

		Net change in unrealized appreciation (depreciation) on:
Fund	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Ivy High Income Fund	Foreign currency	$—	$—	$—	$—	$(2)	$(2)
Ivy International Core Equity Fund	Foreign currency	—	—	—	—	24,409	24,409
Ivy Mid Cap Growth Fund	Equity	(1,008)	—	—	(836)	—	(1,844)
Ivy Municipal Bond Fund	Interest rate	—	—	526	—	—	526
Ivy Securian Core Bond Fund	Interest rate	—	—	4,583	—	—	4,583
Ivy Small Cap Growth Fund	Equity	—	(14,779)	—	—	—	(14,779)
Ivy Value Fund	Equity	—	—	—	(4,977)	—	(4,977)

*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

During the year ended March 31, 2020, the average derivative volume was as follows:

Fund	Forward foreign currency contracts(1)	Long futures contracts(2)	Short futures contracts(2)	Swap agreements(3)	Purchased options(2)	Written options(2)
Ivy High Income Fund	$37	$—	$—	$—	$—	$—
Ivy International Core Equity Fund	964	—	—	—	—	—
Ivy Mid Cap Growth Fund	—	—	—	—	431	771
Ivy Municipal Bond Fund	—	—	17,097	—	—	—
Ivy Securian Core Bond Fund	—	180,117	61,381	—	—	—
Ivy Small Cap Growth Fund	—	—	—	72,158	—	—
Ivy Value Fund	—	—	—	—	—	1,548

(1)	Average absolute value of unrealized appreciation/depreciation during the period.

(2)	Average value outstanding during the period.

(3)	Average notional amount outstanding during the period.

5.	BASIS FOR CONSOLIDATION OF THE IVY EMERGING MARKETS EQUITY FUND

Ivy EME, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Ivy Emerging Markets Equity Fund (referred to as “the Fund” in this subsection). The Subsidiary acts as an investment vehicle for the Fund, in order to affect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and SAI. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and its Subsidiary. The consolidated financial

234	ANNUAL REPORT	2020

statements include the accounts of the Fund and its Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and its Subsidiary comprising the entire issued share capital of the Subsidiary with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary.

See the table below for details regarding the structure, incorporation and relationship as of March 31, 2020 of the Subsidiary to the Fund (amounts in thousands).

Subsidiary	Date of Incorporation	Subscription Agreement	Fund Net Assets	Subsidiary Net Assets	Percentage of Fund Net Assets
Ivy EME, Ltd.	1-31-13	4-10-13	$1,338,950	$334	0.02%

6.	INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS ($ amounts in thousands unless indicated otherwise)

Management Fees. IICO serves as each Fund’s investment manager. The management fee is accrued daily by each Fund at the following annual rates as a percentage of average daily net assets:

Fund (M - Millions)	$0 to $250M	$250 to $500M	$500 to $1,000M	$1,000 to $1,500M	$1,500 to $2,000M	$2,000 to $3,000M	$3,000 to $5,000M	$5,000 to $6,000M	$6,000 to $10,000M	$10,000 to $15,000M	$15,000 to $20,000M	Over $20,000M
Ivy Core Equity Fund	0.700%	0.700%	0.700%	0.650%	0.650%	0.600%	0.550%	0.525%	0.500%	0.490%	0.490%	0.490%
Ivy Emerging Markets Equity Fund	1.000	1.000	0.850	0.830	0.830	0.800	0.760	0.755	0.755	0.750	0.750	0.750
Ivy Global Bond Fund	0.625	0.625	0.600	0.550	0.500	0.500	0.500	0.490	0.490	0.480	0.480	0.480
Ivy Global Equity Income Fund	0.700	0.700	0.700	0.650	0.650	0.600	0.550	0.545	0.545	0.540	0.540	0.540
Ivy Global Growth Fund	0.850	0.850	0.850	0.830	0.830	0.800	0.700	0.695	0.695	0.690	0.690	0.690
Ivy Government Money Market Fund	0.350	0.350	0.350	0.300	0.300	0.300	0.300	0.300	0.300	0.300	0.300	0.300
Ivy High Income Fund	0.625	0.625	0.600	0.550	0.500	0.500	0.500	0.500	0.500	0.490	0.490	0.480
Ivy International Core Equity Fund	0.850	0.850	0.850	0.830	0.830	0.800	0.700	0.690	0.690	0.680	0.680	0.680
Ivy Large Cap Growth Fund	0.700	0.700	0.700	0.650	0.650	0.600	0.550	0.545	0.545	0.540	0.540	0.540
Ivy Limited-Term Bond Fund	0.500	0.500	0.450	0.400	0.350	0.350	0.350	0.340	0.340	0.330	0.330	0.330
Ivy Managed International Opportunities Fund	0.050	0.050	0.050	0.050	0.050	0.050	0.050	0.050	0.050	0.050	0.050	0.050
Ivy Mid Cap Growth Fund	0.850	0.850	0.850	0.830	0.830	0.800	0.760	0.730	0.730	0.700	0.670	0.670
Ivy Mid Cap Income Opportunities Fund	0.850	0.850	0.850	0.830	0.830	0.800	0.760	0.730	0.730	0.700	0.670	0.670
Ivy Municipal Bond Fund	0.525	0.525	0.500	0.450	0.400	0.400	0.400	0.395	0.395	0.390	0.385	0.385
Ivy Municipal High Income Fund	0.525	0.525	0.500	0.450	0.400	0.400	0.400	0.395	0.395	0.390	0.385	0.385
Ivy Pzena International Value Fund	1.000	1.000	0.850	0.830	0.830	0.800	0.760	0.730	0.730	0.700	0.700	0.700

2020	ANNUAL REPORT	235

Fund (M - Millions)	$0 to $250M	$250 to $500M	$500 to $1,000M	$1,000 to $1,500M	$1,500 to $2,000M	$2,000 to $3,000M	$3,000 to $5,000M	$5,000 to $6,000M	$6,000 to $10,000M	$10,000 to $15,000M	$15,000 to $20,000M	Over $20,000M
Ivy Securian Core Bond Fund	0.525%	0.525%	0.500%	0.450%	0.400%	0.400%	0.400%	0.395%	0.395%	0.390%	0.390%	0.390%
Ivy Small Cap Core Fund	0.850	0.850	0.850	0.830	0.830	0.800	0.760	0.730	0.730	0.720	0.720	0.720
Ivy Small Cap Growth Fund	0.850	0.850	0.850	0.830	0.830	0.800	0.760	0.730	0.730	0.720	0.720	0.720
Ivy Value Fund	0.700	0.700	0.700	0.650	0.650	0.600	0.550	0.545	0.545	0.540	0.540	0.540

For the period from May 18, 2009 to September 30, 2016, IICO voluntarily agreed to reduce the management fee paid to 0.485%, on an annual basis, of net assets for any day that Ivy Municipal High Income Fund’s net assets are below $500 million.

For Funds managed solely by IICO, IICO has voluntarily agreed to waive a Fund’s management fee on any day that the Fund’s net assets are less than $25 million, subject to IICO’s right to change or modify this waiver. See Expense Reimbursements and/or Waivers below for amounts waived during the year ended March 31, 2020.

IICO has entered into Subadvisory Agreements with the following entities on behalf of certain Funds:

Under an agreement between IICO and Pzena Investment Management, LLC (“Pzena”), Pzena serves as subadviser to Ivy Pzena International Value Fund. Under an agreement between IICO and Securian Asset Management, Inc. (“Securian AM”), Securian AM serves as subadviser to Ivy Securian Core Bond Fund. Each subadviser makes investment decisions in accordance with the Fund’s investment objectives, policies and restrictions under the supervision of IICO and the oversight of the Board. IICO pays all applicable costs of the subadvisers.

Independent Trustees and Chief Compliance Officer Fees. Fees paid to the Independent Trustees can be paid in cash or deferred to a later date, at the election of the Trustees according to the Deferred Fee Agreement entered into between the Trust and the Trustee(s). Each Fund records its portion of the deferred fees as a liability on the Statement of Assets and Liabilities. All fees paid in cash plus any appreciation (depreciation) in the underlying deferred plan are shown on the Statement of Operations. Additionally, fees paid to the Chief Compliance Officer of the Funds are shown on the Statement of Operations.

Accounting Services Fees. The Trust has an Accounting and Administrative Services Agreement with WRSCO, doing business as WI Services Company (“WISC”). Under the agreement, WISC acts as the agent in providing bookkeeping and accounting services and assistance to the Trust, including maintenance of Fund records, pricing of Fund shares and preparation of certain shareholder reports. For these services, each Fund, other than Ivy Managed International Opportunities Fund, pays WISC a monthly fee of one-twelfth of the annual fee based on the average net asset levels shown in the following table:

(M - Millions)	$0 to $10M	$10 to $25M	$25 to $50M	$50 to $100M	$100 to $200M	$200 to $350M	$350 to $550M	$550 to $750M	$750 to $1,000M	Over $1,000M
Annual Fee Rate	$0.00	$11.50	$23.10	$35.50	$48.40	$63.20	$82.50	$96.30	$121.60	$148.50

In addition, for each class of shares in excess of one, each Fund pays WISC a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

Under the Accounting and Administrative Services Agreement for the Ivy Managed International Opportunities Fund, the Fund pays WISC a monthly fee of one-twelfth of the annual fee shown in the following table:

(M - Millions)	$0 to $10M	$10 to $25M	$25 to $50M	$50 to $100M	$100 to $200M	$200 to $350M	$350 to $550M	$550 to $750M	$750 to $1,000M	Over $1,000M
Annual Fee Rate	$0.000	$5.748	$11.550	$17.748	$24.198	$31.602	$41.250	$48.150	$60.798	$74.250

In addition, for each class of shares in excess of one, the Ivy Managed International Opportunities Fund pays WISC a monthly per-class fee equal to 1.25% of the monthly accounting services base fee.

Each Fund also pays WISC a monthly administrative fee at the annual rate of 0.01%, or one basis point, for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion. This fee is voluntarily waived by WISC until a Fund’s net assets are at least $10 million and is included in “Accounting services fee” on the Statement of Operations.

Shareholder Servicing. General. Under the Shareholder Servicing Agreement between the Trust and WISC, with respect to Class A, Class B, Class C, Class E and Class T shares, for each shareholder account that was in existence at any time during the prior month, each Fund pays a monthly fee that ranges from $1.5042 to $1.6958 per account; however, WISC has agreed to reduce that fee if the number of total shareholder accounts within the Complex (InvestEd Portfolios and Ivy Funds) reaches certain levels. Ivy Government Money Market Fund pays a monthly fee of $1.75 for each shareholder account that

236	ANNUAL REPORT	2020

was in existence at any time during the prior month plus, for Class A shareholder accounts, $0.75 for each shareholder check processed in the prior month. Ivy Limited-Term Bond Fund Class A, which also has check writing privileges, pays $0.75 for each shareholder check processed in the prior month. For Class R shares, each Fund pays a monthly fee equal to one-twelfth of 0.25 of 1% of the average daily net assets of the class for the preceding month. For Class I and Class Y shares, each Fund pays a monthly fee equal to one-twelfth of 0.15 of 1% of the average daily net assets of the class for the preceding month. For Class N shares, each Fund pays WISC a monthly fee equal to one-twelfth of 0.01 of 1% of the average daily net assets of the class for the preceding month. Each Fund also reimburses WISC for certain out-of-pocket costs for all classes.

Networked accounts. For certain networked accounts (that is, those accounts whose Fund shares are purchased through certain financial intermediaries), WISC has agreed to reduce its per account fees charged to the Funds to $0.50 per month per shareholder account. Additional fees may be paid by the Funds to those intermediaries. The Fund will reimburse WISC for such costs if the annual rate of the third-party per account charges for a Fund are less than or equal to $12.00 per account or an annual fee of 0.14 of 1% that is based on average daily net assets.

Broker accounts. Certain broker-dealers that maintain shareholder accounts with each Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by WISC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. Each Fund may pay such broker-dealers a per account fee for each open account within the omnibus account (up to $18.00 per account), or a fixed rate fee (up to an annual fee of 0.20 of 1% that is based on average daily net assets), based on the average daily NAV of the omnibus account (or a combination thereof).

Distribution and Service Plan. Class A, Class E and Class T Shares. Under a Distribution and Service Plan adopted by the Trust pursuant to Rule 12b–1 under the 1940 Act (the “Distribution and Service Plan”), each Fund, other than Ivy Government Money Market Fund, may pay a distribution and/or service fee to Ivy Distributors, Inc. (“IDI”) for Class A, Class E and Class T shares in an amount not to exceed 0.25% of the Fund’s average annual net assets. The fee is to be paid to compensate IDI for amounts it expends in connection with the distribution of the Class A, Class E and Class T shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts of that class.

Class B and Class C Shares. Under the Distribution and Service Plan, each Fund may pay IDI a service fee not to exceed 0.25% and a distribution fee not to exceed 0.75% of the Fund’s average annual net assets for Class B and Class C shares to compensate IDI for its services in connection with the distribution of shares of that class and/or provision of personal services to Class B or Class C shareholders and/or maintenance of shareholder accounts of that class.

Class R Shares. Under the Distribution and Service Plan, each Fund may pay IDI a fee of up to 0.50%, on an annual basis, of the average daily net assets of the Fund’s Class R shares to compensate IDI for, either directly or through third parties, distributing the Class R shares of that Fund, providing personal services to Class R shareholders and/or maintaining Class R shareholder accounts.

Class Y Shares. Under the Distribution and Service Plan, each Fund may pay IDI a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Fund’s Class Y shares to compensate IDI for, either directly or through third parties, distributing the Class Y shares of that Fund, providing personal services to Class Y shareholders and/or maintaining Class Y shareholder accounts.

Sales Charges. As principal underwriter for the Trust’s shares, IDI receives sales commissions (which are not an expense of the Trust) for sales of Class A, Class E and Class T shares. A CDSC may be assessed against a shareholder’s redemption amount of Class B, Class C or certain Class A and Class E shares and is paid to IDI. During the year ended March 31, 2020, IDI received the following amounts in sales commissions and CDSCs:

	Gross Sales	CDSC							Commissions
	Commissions	Class A		Class B		Class C		Class E	Paid(1)
Ivy Core Equity Fund	$1,574	$3		$1		$4		$—	$1,316
Ivy Emerging Markets Equity Fund	223	1		—	*	7		—	201
Ivy Global Bond Fund	60	—	*	—	*	—	*	N/A	55
Ivy Global Equity Income Fund	145	—	*	—	*	2		—	120
Ivy Global Growth Fund	210	—	*	—	*	1		—	173
Ivy Government Money Market Fund	—	—	*	—	*	—	*	—	—
Ivy High Income Fund	1,445	12		6		32		—	1,278
Ivy International Core Equity Fund	218	—	*	—	*	11		—	189
Ivy Large Cap Growth Fund	1,592	2		—	*	9		—	1,355
Ivy Limited-Term Bond Fund	546	32		—	*	2		—	521
Ivy Managed International Opportunities Fund	46	—	*	—	*	—	*	—	37
Ivy Mid Cap Growth Fund	1,169	2		1		13		—	1,055
Ivy Mid Cap Income Opportunities Fund	174	—	*	N/A		6		—	159

2020	ANNUAL REPORT	237

	Gross Sales	CDSC							Commissions
	Commissions	Class A		Class B		Class C		Class E	Paid(1)
Ivy Municipal Bond Fund	$206	$1		$—		$1		N/A	$199
Ivy Municipal High Income Fund	393	79		—	*	4		N/A	378
Ivy Pzena International Value Fund	27	—	*	—	*	—	*	N/A	20
Ivy Securian Core Bond Fund	173	1		—	*	3		$—	176
Ivy Small Cap Core Fund	128	—	*	—	*	4		—	105
Ivy Small Cap Growth Fund	824	1		—	*	11		—	665
Ivy Value Fund	202	—	*	—	*	1		—	162

*	Not shown due to rounding.

(1)	IDI reallowed/paid this portion of the sales charge to financial advisors and selling broker-dealers.

Expense Reimbursements and/or Waivers. IICO, the Funds’ investment manager, IDI, the Funds’ distributor, and/or Waddell & Reed Services Company, doing business as WISC, the Funds’ transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any). Fund and class expense limitations and related waivers/reimbursements for the year ended March 31, 2020 were as follows:

Fund Name	Share Class Name	Type of Expense Limit	Commencement Date	End Date	Expense Limit	Amount of Expense Waiver/ Reimbursement		Expense Reduced
Ivy Core Equity Fund	Class A	Contractual	1-11-2013	7-31-2021	1.03%(1)	$—		N/A
	Class B	Contractual	10-16-2017	7-31-2021	2.08%(2)	$3		12b-1 Fees and/or Shareholder Servicing
	Class E	Contractual	8-1-2008	7-31-2021	0.99%(3)	$23		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	1-11-2013	7-31-2020	0.84%	$—		N/A
	Class N	Contractual	8-15-2018	7-31-2020	Not to exceed Class I	$—		N/A
	Class Y	Contractual	1-11-2013	7-31-2020	0.84%	$80		12b-1 Fees and/or Shareholder Servicing
	Class Y	Contractual	8-1-2011	7-31-2020	Not to exceed Class A	$—		N/A
Ivy Emerging Markets Equity Fund	All Classes	Contractual	3-17-2014	7-31-2020	N/A	$69	(45)	Investment Management Fee
	Class A	Contractual	3-17-2014	7-31-2021	1.56%(4)	$—		N/A
	Class B	Contractual	3-17-2014	7-31-2021	2.45%(5)	$1		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	3-17-2014	7-31-2020	0.99%	$1,527		Shareholder Servicing
	Class N	Contractual	3-17-2014	7-31-2020	0.99%	$—		N/A
	Class N	Contractual	8-15-2018	7-31-2020	Not to exceed Class I	$—		N/A
	Class T	Contractual	7-5-2017	7-31-2020	Not to exceed Class A	$—		N/A
	Class Y	Contractual	3-17-2014	7-31-2020	Not to exceed Class A	$—		N/A
Ivy Global Bond Fund	Class A	Contractual	6-2-2008	7-31-2021	0.96%(6)	$463		12b-1 Fees and/or Shareholder Servicing
	Class B	Contractual	6-2-2008	7-31-2021	1.68%(7)	$6		12b-1 Fees and/or Shareholder Servicing
	Class C	Contractual	6-2-2008	7-31-2021	1.72%(7)	$17		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	6-2-2008	7-31-2020	0.74%	$336		Shareholder Servicing
	Class N	Contractual	4-1-2017	7-31-2020	0.74%	$—		N/A
	Class N	Contractual	8-15-2018	7-31-2020	Not to exceed Class I	$—		N/A
	Class Y	Contractual	6-2-2008	7-31-2020	0.99%	$—		N/A
	Class Y	Contractual	8-1-2011	7-31-2020	Not to exceed Class A	$2		12b-1 Fees and/or Shareholder Servicing

238	ANNUAL REPORT	2020

Fund Name	Share Class Name	Type of Expense Limit	Commencement Date	End Date	Expense Limit	Amount of Expense Waiver/ Reimbursement		Expense Reduced
Ivy Global Equity Income Fund	Class A	Contractual	6-4-2012	7-31-2021	1.22%(8)	$30		12b-1 Fees and/or Shareholder Servicing
	Class B	Contractual	6-4-2012	7-31-2021	1.92%(9)	$7		12b-1 Fees and/or Shareholder Servicing
	Class E	Contractual	2-26-2018	7-31-2021	1.09%(10)	$17		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	6-4-2012	7-31-2020	0.92%	$75		Shareholder Servicing
	Class N	Contractual	8-15-2015	7-31-2020	Not to exceed Class I	$—		N/A
	Class Y	Contractual	6-4-2012	7-31-2020	1.19%	$—	*	12b-1 Fees and/or Shareholder Servicing
	Class Y	Contractual	8-1-2011	7-31-2020	Not to exceed Class A	$—		N/A
Ivy Global Growth Fund	Class B	Contractual	2-26-2018	7-31-2021	2.52%(11)	$—	*	12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	8-1-2011	7-31-2020	1.06%	$134		Shareholder Servicing
	Class N	Contractual	8-15-2018	7-31-2020	Not to exceed Class I	$—		N/A
	Class Y	Contractual	8-1-2011	7-31-2020	Not to exceed Class A	$1		12b-1 Fees and/or Shareholder Servicing
Ivy Government Money Market Fund	Class E	Contractual	7-31-2018	7-31-2021	0.49%(12)	$13		12b-1 Fees and/or Shareholder Servicing
Ivy High Income Fund	Class B	Contractual	2-26-2018	7-31-2021	1.70%(13)	$18		12b-1 Fees and/or Shareholder Servicing
	Class C	Contractual	2-26-2018	7-31-2020	1.66%	$86		12b-1 Fees and/or Shareholder Servicing
	Class E	Contractual	8-1-2008	7-31-2021	1.04%(14)	$13		12b-1 Fees and/or Shareholder Servicing
	Class N	Contractual	8-15-2018	7-31-2020	Not to exceed Class I	$—		N/A
	Class T	Contractual	7-5-2017	7-31-2020	Not to exceed Class A	$—		N/A
	Class Y	Contractual	8-1-2011	7-31-2020	Not to exceed Class A	$57		12b-1 Fees and/or Shareholder Servicing
Ivy International Core Equity Fund	All Classes	Contractual	8-1-2008	7-31-2020	N/A	$988	(15)	Investment Management Fee
	Class A	Contractual	11-5-2018	7-31-2021	1.23%(16)	$211		12b-1 Fees and/or Shareholder Servicing
	Class B	Contractual	11-5-2018	7-31-2021	2.08%(17)	$4		12b-1 Fees and/or Shareholder Servicing
	Class C	Contractual	11-5-2018	7-31-2021	1.92%(18)	$40		12b-1 Fees and/or Shareholder Servicing
	Class E	Contractual	8-1-2008	7-31-2021	1.18%(19)	$21		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	7-31-2018	7-31-2020	0.79%	$4,121		Shareholder Servicing
	Class N	Contractual	7-31-2018	7-31-2020	0.79%	$177		Shareholder Servicing
	Class N	Contractual	8-15-2018	7-31-2020	Not to exceed Class I	$—		N/A
	Class R	Contractual	11-5-2018	7-31-2020	1.53%	$13		12b-1 Fees and/or Shareholder Servicing
	Class T	Contractual	7-5-2017	7-31-2020	Not to exceed Class A	$—		N/A
	Class Y	Contractual	8-15-2018	7-31-2020	1.18%	$91		12b-1 Fees and/or Shareholder Servicing
	Class Y	Contractual	8-1-2011	7-31-2020	Not to exceed Class A	$—		N/A

2020	ANNUAL REPORT	239

Fund Name	Share Class Name	Type of Expense Limit	Commencement Date	End Date	Expense Limit	Amount of Expense Waiver/ Reimbursement		Expense Reduced
Ivy Large Cap Growth Fund	Class A	Contractual	6-1-2006	7-31-2021	1.04%(20)	$—		N/A
	Class B	Contractual	2-26-2018	7-31-2021	1.83%(21)	$8		12b-1 Fees and/or Shareholder Servicing
	Class E	Contractual	8-1-2008	7-31-2021	1.10%(22)	$4		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	6-13-2011	7-31-2020	0.69%	$2,322		Shareholder Servicing
	Class N	Contractual	7-31-2018	7-31-2020	0.69%	$—		N/A
	Class N	Contractual	8-15-2018	7-31-2020	Not to exceed Class I	$—		N/A
	Class Y	Contractual	6-1-2006	7-31-2020	1.05%	$—		N/A
	Class Y	Contractual	8-1-2011	7-31-2020	Not to exceed Class A	$14		12b-1 Fees and/or Shareholder Servicing
Ivy Limited-Term Bond Fund	Class E	Contractual	8-1-2010	7-31-2021	0.93%(23)	$3		12b-1 Fees and/or Shareholder Servicing
	Class N	Contractual	8-15-2018	7-31-2020	Not to exceed Class I	$—		N/A
	Class Y	Contractual	8-1-2011	7-31-2020	Not to exceed Class A	$3		12b-1 Fees and/or Shareholder Servicing
Ivy Managed International Opportunities Fund	All Classes	Contractual	3-17-2014	7-31-2020	N/A	$6	(24)	Investment Management Fee
	Class A	Contractual	3-17-2014	7-31-2021	0.46%(25)	$16		12b-1 Fees and/or Shareholder Servicing
	Class B	Contractual	3-17-2014	7-31-2021	1.25%(26)	$1		12b-1 Fees and/or Shareholder Servicing
	Class C	Contractual	3-17-2014	7-31-2021	1.25%(27)	$1		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	3-17-2014	7-31-2020	0.16%	$29		Shareholder Servicing
	Class N	Contractual	7-5-2017	7-31-2020	Not to exceed Class I	$—	*	Shareholder Servicing
	Class R	Contractual	3-17-2014	7-31-2020	0.72%	$—		N/A
	Class Y	Contractual	3-17-2014	7-31-2020	0.38%	$1		12b-1 Fees and/or Shareholder Servicing
	Class Y	Contractual	3-17-2014	7-31-2020	Not to exceed Class A	$—		N/A
Ivy Mid Cap Growth Fund	All Classes	Contractual	8-1-2008	7-31-2020	N/A	$1,606	(28)	Investment Management Fee
	Class A	Contractual	8-1-2014	7-31-2021	1.30%(29)	$—		N/A
	Class B	Contractual	2-26-2018	7-31-2021	2.07%(30)	$1		12b-1 Fees and/or Shareholder Servicing
	Class E	Contractual	8-1-2008	7-31-2021	1.24%(31)	$17		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	7-31-2018	7-31-2020	0.79%	$4,044		Shareholder Servicing
	Class N	Contractual	7-31-2018	7-31-2020	0.79%	$74		Shareholder Servicing
	Class N	Contractual	8-15-2018	7-31-2020	Not to exceed Class I	$—		N/A
	Class Y	Contractual	8-1-2011	7-31-2020	Not to exceed Class A	$13		12b-1 Fees and/or Shareholder Servicing

240	ANNUAL REPORT	2020

Fund Name	Share Class Name	Type of Expense Limit	Commencement Date	End Date	Expense Limit	Amount of Expense Waiver/ Reimbursement		Expense Reduced
Ivy Mid Cap Income Opportunities Fund	All Classes	Contractual	10-1-2014	7-31-2020	N/A	$587	(32)	Investment Management Fee
	Class A	Contractual	10-1-2014	7-31-2021	1.34%(33)	$—		N/A
	Class C	Contractual	10-1-2014	7-31-2021	2.06%(34)	$—		N/A
	Class E	Contractual	10-1-2014	7-31-2020	1.30%	$—		N/A
	Class I	Contractual	10-1-2014	7-31-2021	0.83%(35)	$857		Shareholder Servicing
	Class N	Contractual	10-1-2014	7-31-2021	0.83%(35)	$17		Shareholder Servicing
	Class N	Contractual	8-15-2018	7-31-2021	Not to exceed Class I	$—		N/A
	Class R	Contractual	10-1-2014	7-31-2020	1.80%	$—		N/A
	Class Y	Contractual	10-1-2014	7-31-2020	1.35%	$—		N/A
	Class Y	Contractual	10-1-2014	7-31-2020	Not to exceed Class A	$—		N/A
Ivy Municipal Bond Fund	Class A	Contractual	10-16-2017	7-31-2021	0.83%(36)	$288		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	10-16-2017	7-31-2020	0.70%	$127		Shareholder Servicing
	Class N	Contractual	7-5-2017	7-31-2020	Not to exceed Class I	$—		N/A
	Class Y	Contractual	8-1-2011	7-31-2020	Not to exceed Class A	$1		12b-1 Fees and/or Shareholder Servicing
Ivy Municipal High Income Fund	Class B	Contractual	10-1-2016	7-31-2020	1.62%	$4		12b-1 Fees and/or Shareholder Servicing
	Class C	Contractual	10-1-2016	7-31-2020	1.58%	$61		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	8-1-2011	7-31-2020	0.61%	$447		Shareholder Servicing
	Class N	Contractual	7-5-2017	7-31-2020	Not to exceed Class I	$—		N/A
	Class Y	Contractual	10-1-2016	7-31-2020	0.94%	$—		N/A
	Class Y	Contractual	8-1-2011	7-31-2020	Not to exceed Class A	$7		12b-1 Fees and/or Shareholder Servicing
Ivy Pzena International Value Fund	All Classes	Contractual	12-3-2012	7-31-2020	N/A	$564	(37)	Investment Management Fee
	Class N	Contractual	8-15-2018	7-31-2020	Not to exceed Class I	$—		N/A
	Class Y	Contractual	8-1-2011	7-31-2020	Not to exceed Class A	$—		N/A
Ivy Securian Core Bond Fund	All Classes	Contractual	8-1-2011	7-31-2020	N/A	$250	(38)	Investment Management Fee
	Class E	Contractual	1-31-2011	7-31-2021	0.95%(39)	$8		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	8-1-2011	7-31-2020	0.54%	$1,165		Shareholder Servicing
	Class N	Contractual	8-1-2011	7-31-2020	0.54%	$23		Shareholder Servicing
	Class N	Contractual	8-15-2018	7-31-2020	Not to exceed Class I	$—		N/A
	Class Y	Contractual	8-1-2011	7-31-2020	Not to exceed Class A	$—		N/A
Ivy Small Cap Core Fund	All Classes	Contractual	8-1-2008	7-31-2020	N/A	$168	(40)	Investment Management Fee
	Class I	Contractual	7-31-2018	7-31-2020	0.89%	$723		Shareholder Servicing
	Class N	Contractual	7-31-2018	7-31-2020	0.89%	$28		Shareholder Servicing
	Class N	Contractual	8-15-2018	7-31-2020	Not to exceed Class I	$—		N/A
	Class T	Contractual	7-5-2017	7-31-2020	Not to exceed Class A	$—		N/A
	Class Y	Contractual	8-1-2008	7-31-2020	Not to exceed Class A	$—		N/A

2020	ANNUAL REPORT	241

Fund Name	Share Class Name	Type of Expense Limit	Commencement Date	End Date	Expense Limit	Amount of Expense Waiver/ Reimbursement	Expense Reduced
Ivy Small Cap Growth Fund	Class B	Contractual	2-26-2018	7-31-2021	2.17%(41)	$9	12b-1 Fees and/or Shareholder Servicing
	Class C	Contractual	11-5-2018	7-31-2021	2.04%(42)	$27	12b-1 Fees and/or Shareholder Servicing
	Class E	Contractual	8-1-2008	7-31-2021	1.30%(33)	$18	12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	7-31-2018	7-31-2020	0.89%	$1,478	Shareholder Servicing
	Class N	Contractual	7-31-2018	7-31-2020	0.89%	$—	N/A
	Class N	Contractual	8-15-2018	7-31-2020	Not to exceed Class I	$—	N/A
	Class T	Contractual	7-5-2017	7-31-2020	Not to exceed Class A	$—	N/A
	Class Y	Contractual	8-1-2011	7-31-2020	Not to exceed Class A	$—	N/A
Ivy Value Fund	Class A	Contractual	10-16-2017	7-31-2021	1.20%(43)	$—	N/A
	Class B	Contractual	10-16-2017	7-31-2021	2.31%(44)	$—	N/A
	Class I	Contractual	10-16-2017	7-31-2020	0.92%	$24	Shareholder Servicing
	Class N	Contractual	8-15-2018	7-31-2020	Not to exceed Class I	$—	N/A
	Class Y	Contractual	8-1-2011	7-31-2020	Not to exceed Class A	$—	N/A

*	Not shown due to rounding.

(1)	Reflects the lower expense limit which went into effect January 1, 2020. Prior to January 1, 2020, the expense limit in effect was 1.04%.

(2)	Reflects the lower expense limit which went into effect January 1, 2020. Prior to January 1, 2020, the expense limit in effect was 2.13%.

(3)	Reflects the lower expense limit which went into effect January 1, 2020. Prior to January 1, 2020, the expense limit in effect was 1.02%. Prior to July 31, 2019, the expense limit in effect was 1.10%.

(4)	Reflects the lower expense limit which went into effect January 1, 2020. Prior to January 1, 2020, the expense limit in effect was 1.58%.

(5)	Reflects the lower expense limit which went into effect January 1, 2020. Prior to January 1, 2020, the expense limit in effect was 2.50%.

(6)	Reflects the lower expense limit which went into effect January 1, 2020. Prior to January 1, 2020, the expense limit in effect was 0.99%.

(7)	Reflects the lower expense limit which went into effect January 1, 2020. Prior to January 1, 2020, the expense limit in effect was 1.74%.

(8)	Reflects the lower expense limit which went into effect January 1, 2020. Prior to January 1, 2020, the expense limit in effect was 1.24%.

(9)	Reflects the lower expense limit which went into effect January 1, 2020. Prior to January 1, 2020, the expense limit in effect was 1.95%.

(10)	Reflects the lower expense limit which went into effect January 1, 2020. Prior to January 1, 2020, the expense limit in effect was 1.13%.

(11)	Reflects the lower expense limit which went into effect January 1, 2020. Prior to January 1, 2020, the expense limit in effect was 2.58%.

(12)	Reflects the lower expense limit which went into effect January 1, 2020. Prior to January 1, 2020, the expense limit in effect was 0.51%. Prior to July 31, 2019, the expense limit in effect was 0.56%.

(13)	Reflects the lower expense limit which went into effect January 1, 2020. Prior to January 1, 2020, the expense limit in effect was 1.71%.

(14)	Reflects the lower expense limit which went into effect January 1, 2020. Prior to January 1, 2020, the expense limit in effect was 1.08%.

(15)	Due to Class A, Class B, Class C, Class E, Class I, Class N, Class R, Class T and/or Class Y contractual expense limits, investment management fees were waived for all share classes.

(16)	Reflects the lower expense limit which went into effect January 1, 2020. Prior to January 1, 2020, the expense limit in effect was 1.25%.

(17)	Reflects the lower expense limit which went into effect January 1, 2020. Prior to January 1, 2020, the expense limit in effect was 2.11%.

(18)	Reflects the lower expense limit which went into effect January 1, 2020. Prior to January 1, 2020, the expense limit in effect was 1.93%.

(19)	Reflects the lower expense limit which went into effect January 1, 2020. Prior to January 1, 2020, the expense limit in effect was 1.23%. Prior to July 31, 2019, the expense limit in effect was 1.28%.

(20)	Reflects the lower expense limit which went into effect January 1, 2020. Prior to January 1, 2020, the expense limit in effect was 1.05%.

(21)	Reflects the lower expense limit which went into effect January 1, 2020. Prior to January 1, 2020, the expense limit in effect was 1.85%.

(22)	Reflects the lower expense limit which went into effect January 1, 2020. Prior to January 1, 2020, the expense limit in effect was 1.13%. Prior to July 31, 2019, the expense limit in effect was 1.15%.

(23)	Reflects the lower expense limit which went into effect January 1, 2020. Prior to January 1, 2020, the expense limit in effect was 0.95%.

(24)	Due to Class A, Class B, Class C, Class I, Class N, Class R and/or Class Y contractual expense limits, investment management fees were waived for all share classes.

(25)	Reflects the lower expense limit which went into effect January 1, 2020. Prior to January 1, 2020, the expense limit in effect was 0.49%.

(26)	Reflects the lower expense limit which went into effect January 1, 2020. Prior to January 1, 2020, the expense limit in effect was 1.40%.

(27)	Reflects the lower expense limit which went into effect January 1, 2020. Prior to January 1, 2020, the expense limit in effect was 1.29%.

(28)	Due to Class A, Class B, Class E, Class I, Class N and/or Class Y contractual expense limits, investment management fees were waived for all share classes.

(29)	Reflects the lower expense limit which went into effect January 1, 2020. Prior to January 1, 2020, the expense limit in effect was 1.31%.

(30)	Reflects the lower expense limit which went into effect January 1, 2020. Prior to January 1, 2020, the expense limit in effect was 2.09%.

242	ANNUAL REPORT	2020

(31)	Reflects the lower expense limit which went into effect January 1, 2020. Prior to January 1, 2020, the expense limit in effect was 1.28%.

(32)	Due to Class A, Class C, Class E, Class I, Class N, Class R and/or Class Y contractual expense limits, investment management fees were waived for all share classes.

(33)	Reflects the lower expense limit which went into effect January 1, 2020. Prior to January 1, 2020, the expense limit in effect was 1.35%.

(34)	Reflects the lower expense limit which went into effect January 1, 2020. Prior to January 1, 2020, the expense limit in effect was 2.07%.

(35)	Reflects the lower expense limit which went into effect April 16, 2019. Prior to April 16, 2019, the expense limit in effect was 1.05%.

(36)	Reflects the lower expense limit which went into effect January 1, 2020. Prior to January 1, 2020, the expense limit in effect was 0.84%.

(37)	The Fund’s management fee is being reduced by 0.21% of average daily net assets.

(38)	Due to Class E, Class I, Class N and/or Class Y contractual expense limits, investment management fees were waived for all share classes.

(39)	Reflects the lower expense limit which went into effect January 1, 2020. Prior to January 1, 2020, the expense limit in effect was 0.99%. Prior to July 31, 2019, the expense limit in effect was 1.01%.

(40)	Due to Class I, Class N, Class T and/or Class Y contractual expense limits, investment management fees were waived for all share classes.

(41)	Reflects the lower expense limit which went into effect January 1, 2020. Prior to January 1, 2020, the expense limit in effect was 2.22%.

(42)	Reflects the lower expense limit which went into effect January 1, 2020. Prior to January 1, 2020, the expense limit in effect was 2.05%.

(43)	Reflects the lower expense limit which went into effect January 1, 2020. Prior to January 1, 2020, the expense limit in effect was 1.22%.

(44)	Reflects the lower expense limit which went into effect January 1, 2020. Prior to January 1, 2020, the expense limit in effect was 2.36%.

(45)	Due to Class A, Class B, Class I, Class N, Class T and/or Class Y contractual expense limits, investment management fees were waived for all share classes.

Any amounts due to the Funds as a reimbursement but not paid as of March 31, 2020 are shown as a receivable from affiliates on the Statement of Assets and Liabilities.

7.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the SEC (“Order”), the Ivy Funds, Ivy Variable Insurance Portfolios and InvestEd Portfolios (collectively, the “Funds” only for purposes of this footnote 7) have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (“Interfund Lending Program”). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (each an “Interfund Loan”), subject to meeting the conditions of the Order. The interest rate to be charged on an Interfund Loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The Funds made no Interfund Loans under the Interfund Lending Program during the year ended March 31, 2020.

8.	AFFILIATED COMPANY TRANSACTIONS (All amounts in thousands)

A summary of the transactions in affiliated companies during the year ended March 31, 2020 follows:

	3-31-19 Share Balance	Gross Additions	Gross Reductions	Realized Gain/(Loss)	Distributions Received	3-31-20 Share Balance	3-31-20 Value		Net Change in Unrealized Depreciation
Ivy High Income Fund
ASG Warrant Corp.(1)(2)	20	$—	$—	$—	$—	20	$—	*	$—
Bellatrix Exploration Ltd.(1)(2)	N/A	4,350	—	—	—	2,856	—	*	(4,350)
BIS Industries Ltd.(1)(2)(3)	19,683	—	—	—	—	19,683	—	*	(1,256)
Larchmont Resources LLC(1)(2)(3)	18	—	—	—	—	18	3,209		(1,376)
Maritime Finance Co. Ltd.(1)(2)(3)	1,750	—	—	—	—	1,750	11,183		(1,054)
True Religion Apparel, Inc.(1)(2)	219	—	—	—	—	219	—	*	(5,898)

				$—	$—		$14,392		$(13,934)

	3-31-19 Principal Balance				Interest Received	3-31-20 Principal Balance			Net Change in Unrealized Appreciation/ (Depreciation)
Bellatrix Exploration Ltd., 8.500%, 9-11-23	N/A	$14,932	$—	$—	$184	$6,693	$4,051		$(9,921)
Bellatrix Exploration Ltd. (3.000% Cash or 9.500% PIK), 9.500%, 12-15-23(4)(5)	N/A	650	—	—	—	7,293	4,058		3,392
Larchmont Resources LLC (8.000% Cash or 8.000% PIK), 8.000%, 8-7-20(2)(4)	$14,873	—	1,039	15	1,342	13,792	12,413		(1,033)
TRLG Intermediate Holdings LLC, 10.000%, 10-27-22	26,384	—	241	18	2,682	26,117	24,636		(451)

				$33	$4,208		$45,158		$(8,013)

2020	ANNUAL REPORT	243

	3-31-19 Share Balance	Gross Additions	Gross Reductions	Realized Gain/(Loss)(6)	Distributions Received	3-31-20 Share Balance	3-31-20 Value	Net Change in Unrealized Depreciation
Ivy Managed International Opportunities Fund
Ivy Emerging Markets Equity Fund, Class N	1,394	$2,356	$3,435	$29	$326	1,337	$21,690	$(4,935)
Ivy Global Equity Income Fund, Class N	1,534	1,731	3,489	(296)	534	1,431	13,810	(2,719)
Ivy Global Growth Fund, Class N	414	1,941	3,519	198	105	379	14,741	(2,049)
Ivy International Core Equity Fund, Class N	3,716	5,735	8,293	(377)	1,777	3,590	48,219	(12,065)
Ivy International Small Cap Fund, Class N	1,604	1,476	3,153	(212)	386	1,482	13,571	(2,331)
Ivy Pzena International Value Fund, Class N	2,262	4,742	6,170	(1,223)	1,021	2,248	25,628	(7,646)

				$(1,881)	$4,149		$137,659	$(31,745)

	3-31-19 Share Balance	Gross Additions	Gross Reductions	Realized Gain/(Loss)	Distributions Received	3-31-20 Share Balance	3-31-20 Value	Net Change in Unrealized Depreciation
Ivy Small Cap Growth Fund
Vericel Corp.(1)	N/A	$40,934	$—	$—	$—	2,388	$21,899	$(19,035)

*	Not shown due to rounding.

(1)	No dividends were paid during the preceding 12 months.

(2)	Securities whose value was determined using significant unobservable inputs.

(3)	Restricted securities.

(4)	Payment-in-kind bond.

(5)	Non-income producing.

(6)	Included in Realized Gain/Loss, if applicable, are distributions from capital gains from the underlying securities.

9.	INVESTMENT SECURITIES TRANSACTIONS ($ amounts in thousands)

The cost of purchases and the proceeds from maturities and sales of investment securities (excluding short-term securities) for the year ended March 31, 2020, were as follows:

	Purchases		Sales
	U.S. Government	Other Issuers	U.S. Government	Other Issuers
Ivy Core Equity Fund	$—	$2,662,021	$—	$3,547,959
Ivy Emerging Markets Equity Fund	—	553,268	—	926,244
Ivy Global Bond Fund	12,166	160,934	60,318	166,349
Ivy Global Equity Income Fund	—	312,568	—	465,260
Ivy Global Growth Fund	—	230,230	—	345,648
Ivy Government Money Market Fund	—	—	—	—
Ivy High Income Fund	—	1,392,498	—	2,065,795
Ivy International Core Equity Fund	—	2,688,714	—	4,992,111
Ivy Large Cap Growth Fund	—	1,469,828	—	2,061,100
Ivy Limited-Term Bond Fund	360,905	310,278	370,139	436,669
Ivy Managed International Opportunities Fund	—	17,981	—	25,872
Ivy Mid Cap Growth Fund	—	1,037,403	—	1,526,405
Ivy Mid Cap Income Opportunities Fund	—	321,493	—	185,146
Ivy Municipal Bond Fund	—	153,095	—	134,838
Ivy Municipal High Income Fund	—	198,733	—	258,732
Ivy Pzena International Value Fund	—	68,281	—	78,510
Ivy Securian Core Bond Fund	1,057,763	414,455	947,135	290,491
Ivy Small Cap Core Fund	—	947,533	—	1,004,255
Ivy Small Cap Growth Fund	—	966,974	—	1,257,743
Ivy Value Fund	—	695,698	—	702,599

244	ANNUAL REPORT	2020

10.	LOANS OF PORTFOLIO SECURITIES ($ amounts in thousands)

The Funds may lend their portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, The Bank of New York Mellon (“BNYM”). The borrower pledges and maintains with the Fund collateral consisting of cash or securities issued or guaranteed by the U.S. government. The collateral received by the Fund is required to have a value of at least 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% of the market value for all other securities, except in the case of loans of foreign securities which are denominated and payable in U.S. dollars, in which case the collateral is required to have a value of at least 102% of the market value of the loaned securities. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund and any excess collateral is returned by the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in the Dreyfus Institutional Preferred Government Money Market Fund — Institutional Shares or certain other registered money market funds and are disclosed in the Fund’s Schedule of Investments and are reflected in the Statement of Assets and Liabilities as cash collateral on securities loaned at value. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Fund and the Fund does not have the ability to re-hypothecate these securities. The securities on loan for each Fund are also disclosed in its Schedule of Investments. The total value of any securities on loan as of March 31, 2020 and the total value of the related cash collateral are disclosed in the Statement of Assets and Liabilities. Income earned by the Funds from securities lending activity is disclosed in the Statements of Operations.

The following is a summary of each Fund’s securities lending positions and related cash and non-cash collateral received as of March 31, 2020:

Fund	Market Value of Securities on Loan		Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Ivy Emerging Markets Equity Fund	$5,106		$3,995	$1,284	$5,279
Ivy Global Bond Fund	5,240		4,668	743	5,411
Ivy Global Equity Income Fund	12,839		—	13,598	13,598
Ivy High Income Fund	18,023		3,906	14,523	18,429
Ivy International Core Equity Fund	36,196	(1)	17,037	20,997	38,034
Ivy Limited-Term Bond Fund	4,368		2,483	2,003	4,486
Ivy Mid Cap Growth Fund	14,703		1,050	13,969	15,019
Ivy Pzena International Value Fund	1,556		456	1,190	1,646
Ivy Securian Core Bond Fund	15,998		2,399	13,929	16,328
Ivy Small Cap Core Fund	520		—	560	560
Ivy Small Cap Growth Fund	27,672		—	28,264	28,264
Ivy Value Fund	15,778		16,183	—	16,183

(1)

At March 31, 2020, $9,180 of securities on loan were sold and unsettled. The unsettled amount is reflected on the Statement of Assets and Liabilities within the line item entitled Investment securities sold receivable.

The cash collateral received amounts presented in the table above are transactions accounted for as secured borrowings and have an overnight and continuous maturity. The proceeds from the cash collateral received is invested in registered money market funds.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower indemnity provided by BNYM. BNYM’s indemnity allows for full replacement of securities lent wherein BNYM will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral or to the extent such proceeds are insufficient or the collateral is unavailable, BNYM will purchase the unreturned loan securities at BNYM’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

11.	BORROWINGS

On May 24, 2019 the Trust, on behalf of the Ivy High Income Fund and Ivy Municipal High Income Fund, along with certain other funds managed by the investment adviser (“Participating Funds”), entered into a 364-day senior unsecured revolving credit facility with Bank of New York Mellon and a group of financial institutions to be utilized to temporarily finance the repurchase or redemption of Fund shares and for other temporary or emergency purposes. The Participating Funds can borrow up to an aggregate commitment amount of $130 million at any time outstanding, subject to asset coverage and other

2020	ANNUAL REPORT	245

limitations as specified in the agreement. The credit facility has the following terms: a commitment fee of 0.15% per annum of the daily amount of unused commitment amounts and interest at a rate equal to the higher of (a) the federal funds effective rate (but not below 0.0%) plus 1.00% per annum or (b) the one-month LIBOR rate (but not below 0.0%) plus 1.00% per annum on amounts borrowed. The agreement expires in May 2020 unless extended or renewed. As of March 31, 2020, if applicable, any outstanding borrowings would be disclosed as a payable for borrowing on the Statement of Assets and Liabilities. Commitment and interest fees, if any, paid by the Participating Funds are disclosed as part of commitment and interest expense for borrowing on the Statement of Operations. During the year ended March 31, 2020, the Participating Funds did not borrow under the credit facility.

12.	CAPITAL SHARE TRANSACTIONS (All amounts in thousands)

The Trust has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class of each Fund. Transactions in shares of beneficial interest were as follows:

	Ivy Core Equity Fund				Ivy Emerging Markets Equity Fund
	Year ended 3-31-20		Year ended 3-31-19		Year ended 3-31-20		Year ended 3-31-19
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	8,111	$114,369	10,344	$150,881	2,104	$40,058	4,030	$75,590
Class B	16	180	41	461	3	44	14	232
Class C	400	4,698	707	8,407	420	6,914	1,172	18,929
Class E	123	1,692	104	1,513	—	—	—	—
Class I	8,627	139,378	10,783	178,205	16,925	329,886	36,280	705,570
Class N	358	5,585	622	10,357	2,998	57,913	5,992	113,777
Class R	6	81	26	379	210	3,935	300	5,530
Class T	N/A	N/A	N/A	N/A	—	—	—	—
Class Y	175	2,679	1,438	24,081	707	13,334	1,397	26,863
Shares issued in reinvestment of distributions to shareholders:
Class A	20,034	281,076	29,488	372,435	116	2,325	119	2,044
Class B	56	620	112	1,143	— *	3	— *	2
Class C	409	4,718	691	7,340	14	244	12	170
Class E	102	1,416	142	1,780	— *	2	— *	1
Class I	5,748	92,548	9,242	132,166	551	11,386	613	10,847
Class N	208	3,360	430	6,163	149	3,097	177	3,149
Class R	— *	4	4	47	2	48	2	35
Class T	N/A	N/A	N/A	N/A	—	—	—	—
Class Y	152	2,354	459	6,357	5	96	7	129
Shares redeemed:
Class A	(37,781)	(533,128)	(38,012)	(554,673)	(5,501)	(102,763)	(12,512)	(234,720)
Class B	(326)	(3,681)	(348)	(4,186)	(77)	(1,179)	(143)	(2,150)
Class C	(1,603)	(18,963)	(2,341)	(29,249)	(1,607)	(25,574)	(1,951)	(30,612)
Class E	(192)	(2,689)	(163)	(2,326)	—	—	—	—
Class I	(21,830)	(350,279)	(22,500)	(368,757)	(27,400)	(525,817)	(51,473)	(970,251)
Class N	(1,182)	(19,098)	(2,401)	(40,983)	(5,919)	(116,392)	(4,897)	(93,793)
Class R	(26)	(372)	(109)	(1,515)	(428)	(8,081)	(454)	(8,393)
Class T	N/A	N/A	N/A	N/A	—	—	—	—
Class Y	(1,573)	(24,909)	(2,003)	(30,050)	(1,070)	(20,705)	(2,210)	(41,899)
Net decrease	(19,988)	$(298,361)	(3,244)	$(130,024)	(17,798)	$(331,226)	(23,525)	$(418,950)

*	Not shown due to rounding.

246	ANNUAL REPORT	2020

	Ivy Global Bond Fund				Ivy Global Equity Income Fund
	Year ended 3-31-20		Year ended 3-31-19		Year ended 3-31-20		Year ended 3-31-19
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	1,625	$16,018	1,842	$17,633	1,809	$21,671	2,161	$28,034
Class B	4	40	2	16	3	42	3	40
Class C	182	1,809	47	449	106	1,266	290	3,463
Class E	N/A	N/A	N/A	N/A	48	587	40	504
Class I	5,173	50,923	6,053	57,890	2,537	30,159	3,560	46,690
Class N	434	4,280	3,038	29,161	225	2,645	1,592	21,752
Class R	8	76	9	84	1	8	8	103
Class Y	41	397	25	242	21	257	34	429
Shares issued in reinvestment of distributions to shareholders:
Class A	393	3,871	719	6,835	996	11,973	4,921	56,287
Class B	1	9	3	33	5	61	45	505
Class C	8	81	21	204	35	424	274	3,112
Class E	N/A	N/A	N/A	N/A	16	188	69	790
Class I	522	5,147	836	7,944	1,054	12,618	5,051	57,909
Class N	70	685	44	423	74	882	264	2,977
Class R	1	7	1	12	— *	5	2	23
Class Y	2	16	4	35	7	86	41	474
Shares redeemed:
Class A	(5,315)	(52,213)	(8,244)	(78,850)	(8,346)	(98,987)	(10,287)	(133,129)
Class B	(59)	(584)	(115)	(1,102)	(184)	(2,196)	(245)	(3,228)
Class C	(440)	(4,321)	(439)	(4,200)	(952)	(11,350)	(1,551)	(20,225)
Class E	N/A	N/A	N/A	N/A	(85)	(1,011)	(114)	(1,490)
Class I	(8,303)	(80,871)	(9,323)	(89,154)	(9,869)	(117,270)	(14,943)	(193,159)
Class N	(1,227)	(11,989)	(1,720)	(16,481)	(358)	(4,260)	(311)	(3,903)
Class R	(14)	(135)	(14)	(137)	(4)	(46)	(3)	(43)
Class Y	(75)	(746)	(204)	(1,954)	(195)	(2,398)	(115)	(1,515)
Net decrease	(6,969)	$(67,500)	(7,415)	$(70,917)	(13,056)	$(154,646)	(9,214)	$(133,600)

*	Not shown due to rounding.

2020	ANNUAL REPORT	247

	Ivy Global Growth Fund				Ivy Government Money Market Fund
	Year ended 3-31-20		Year ended 3-31-19		Year ended 3-31-20		Year ended 3-31-19
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	545	$24,241	774	$35,766	342,882	$342,882	463,581	$463,581
Class B	— *	10	3	107	200	200	535	535
Class C	22	798	44	1,657	20,607	20,607	19,477	19,477
Class E	—	—	—	—	5,938	5,938	4,162	4,162
Class I	1,570	71,690	2,377	113,398	N/A	N/A	N/A	N/A
Class N	55	2,542	66	3,122	2,353	2,353	7,126	7,126
Class R	2	91	3	120	N/A	N/A	N/A	N/A
Class Y	16	738	46	2,051	N/A	N/A	N/A	N/A
Shares issued in reinvestment of distributions to shareholders:
Class A	92	4,256	1,158	46,541	1,696	1,696	1,734	1,734
Class B	— *	6	4	121	3	3	5	5
Class C	2	66	31	1,029	37	37	83	83
Class E	— *	2	— *	17	118	118	96	96
Class I	111	5,259	1,099	45,125	N/A	N/A	N/A	N/A
Class N	5	256	46	1,919	123	123	130	130
Class R	— *	8	3	126	N/A	N/A	N/A	N/A
Class Y	— *	19	10	384	N/A	N/A	N/A	N/A
Shares redeemed:
Class A	(1,935)	(85,916)	(1,773)	(81,119)	(315,803)	(315,803)	(469,879)	(469,879)
Class B	(12)	(441)	(24)	(943)	(607)	(607)	(1,901)	(1,901)
Class C	(90)	(3,270)	(120)	(4,569)	(14,684)	(14,684)	(30,474)	(30,474)
Class E	—	—	—	—	(4,323)	(4,323)	(2,912)	(2,912)
Class I	(2,618)	(118,443)	(2,744)	(126,483)	N/A	N/A	N/A	N/A
Class N	(88)	(4,077)	(186)	(9,225)	(1,708)	(1,708)	(7,845)	(7,845)
Class R	(14)	(625)	(15)	(705)	N/A	N/A	N/A	N/A
Class Y	(75)	(3,342)	(149)	(6,898)	N/A	N/A	N/A	N/A
Net increase (decrease)	(2,412)	$(106,132)	653	$21,541	36,832	$36,832	(16,082)	$(16,082)

*	Not shown due to rounding.

248	ANNUAL REPORT	2020

	Ivy High Income Fund				Ivy International Core Equity Fund
	Year ended 3-31-20		Year ended 3-31-19		Year ended 3-31-20		Year ended 3-31-19
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	42,163	$299,823	50,920	$371,701	4,685	$78,695	6,681	$121,198
Class B	36	255	75	546	2	33	11	191
Class C	7,722	55,103	10,703	78,540	336	4,964	1,396	22,550
Class E	216	1,515	133	963	51	865	55	989
Class I	74,487	526,985	108,860	798,686	25,633	427,720	60,825	1,104,288
Class N	5,790	41,417	10,768	79,737	13,059	215,779	26,506	486,765
Class R	782	5,512	1,074	7,886	744	12,391	1,235	22,490
Class T	—	—	—	—	—	—	—	—
Class Y	12,750	90,981	21,245	155,817	3,825	63,309	6,152	109,751
Shares issued in connection with merger:
Class A	N/A	N/A	N/A	N/A	N/A	N/A	3,864	64,417
Class B	N/A	N/A	N/A	N/A	N/A	N/A	24	358
Class C	N/A	N/A	N/A	N/A	N/A	N/A	183	2,688
Class E	N/A	N/A	N/A	N/A	N/A	N/A	6	105
Class I	N/A	N/A	N/A	N/A	N/A	N/A	3,470	58,171
Class N	N/A	N/A	N/A	N/A	N/A	N/A	114	1,917
Class R	N/A	N/A	N/A	N/A	N/A	N/A	32	531
Class T	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class Y	N/A	N/A	N/A	N/A	N/A	N/A	42	703
Shares issued in reinvestment of distributions to shareholders:
Class A	16,317	114,568	17,198	125,295	668	11,528	2,558	41,776
Class B	240	1,691	366	2,670	2	36	26	373
Class C	4,551	32,008	5,275	38,425	144	2,189	984	14,198
Class E	87	610	84	613	10	174	37	608
Class I	18,782	131,952	18,895	137,533	3,377	58,627	16,492	270,969
Class N	717	5,023	572	4,164	1,525	26,540	7,102	116,960
Class R	528	3,710	535	3,893	121	2,092	456	7,463
Class T	—	—	—	—	—	—	—	—
Class Y	1,701	11,982	2,070	15,101	414	7,199	1,687	27,770
Shares redeemed:
Class A	(78,501)	(549,562)	(96,716)	(706,574)	(15,008)	(250,909)	(13,037)	(236,648)
Class B	(2,680)	(19,015)	(3,161)	(23,128)	(154)	(2,265)	(204)	(3,196)
Class C	(31,521)	(221,590)	(30,214)	(220,327)	(4,960)	(72,845)	(5,017)	(78,992)
Class E	(268)	(1,900)	(241)	(1,759)	(75)	(1,262)	(88)	(1,555)
Class I	(127,266)	(885,787)	(129,770)	(947,757)	(104,955)	(1,763,863)	(99,805)	(1,762,950)
Class N	(5,426)	(37,591)	(7,480)	(53,693)	(53,424)	(914,549)	(27,992)	(509,050)
Class R	(2,308)	(15,976)	(1,659)	(12,123)	(3,551)	(59,621)	(1,351)	(24,122)
Class T	— *	— *	— *	(4)	—	—	—	—
Class Y	(25,199)	(177,426)	(33,984)	(248,449)	(13,434)	(225,798)	(9,717)	(177,375)
Net decrease	(86,300)	$(585,712)	(54,452)	$(392,244)	(140,965)	$(2,378,971)	(17,273)	$(316,659)

*	Not shown due to rounding.

2020	ANNUAL REPORT	249

	Ivy Large Cap Growth Fund				Ivy Limited-Term Bond Fund
	Year ended 3-31-20		Year ended 3-31-19		Year ended 3-31-20		Year ended 3-31-19
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	7,144	$169,639	7,807	$176,336	16,182	$175,881	14,529	$154,373
Class B	21	361	45	787	27	288	38	406
Class C	918	17,201	1,149	20,528	1,210	13,236	1,450	15,389
Class E	156	3,624	149	3,432	190	2,061	176	1,866
Class I	16,217	413,793	16,333	391,708	9,956	108,027	16,719	177,591
Class N	1,266	32,411	1,128	27,161	2,687	29,202	11,452	121,500
Class R	271	6,109	209	4,618	37	399	43	455
Class Y	370	9,251	315	7,319	183	1,989	163	1,729
Shares issued in connection with merger:
Class A	N/A	N/A	14,324	302,323	N/A	N/A	N/A	N/A
Class B	N/A	N/A	108	1,685	N/A	N/A	N/A	N/A
Class C	N/A	N/A	596	10,173	N/A	N/A	N/A	N/A
Class E	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I	N/A	N/A	12,617	281,794	N/A	N/A	N/A	N/A
Class N	N/A	N/A	23	506	N/A	N/A	N/A	N/A
Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class Y	N/A	N/A	33	717	N/A	N/A	N/A	N/A
Shares issued in reinvestment of distributions to shareholders:
Class A	10,844	249,854	9,424	197,998	622	6,758	692	7,352
Class B	57	910	83	1,291	2	23	4	45
Class C	578	10,364	549	9,324	35	377	48	510
Class E	112	2,576	100	2,101	9	100	8	86
Class I	9,412	231,151	7,724	171,701	1,158	12,579	1,405	14,934
Class N	497	12,279	513	11,482	272	2,957	306	3,256
Class R	98	2,147	112	2,251	— *	3	— *	2
Class Y	132	3,131	171	3,687	11	120	17	178
Shares redeemed:
Class A	(16,623)	(393,878)	(17,100)	(387,492)	(17,007)	(184,572)	(20,296)	(215,666)
Class B	(265)	(4,588)	(298)	(5,127)	(197)	(2,137)	(259)	(2,757)
Class C	(1,943)	(36,678)	(1,949)	(36,373)	(2,741)	(29,698)	(2,503)	(26,601)
Class E	(141)	(3,362)	(126)	(2,857)	(170)	(1,846)	(125)	(1,324)
Class I	(24,350)	(611,039)	(21,261)	(510,891)	(21,726)	(235,594)	(21,853)	(232,212)
Class N	(1,374)	(35,049)	(1,409)	(34,700)	(6,812)	(73,482)	(4,006)	(42,538)
Class R	(501)	(11,092)	(540)	(11,431)	(11)	(119)	(61)	(644)
Class Y	(906)	(22,489)	(467)	(10,986)	(368)	(4,006)	(499)	(5,280)
Net increase (decrease)	1,990	$46,626	30,362	$629,065	(16,451)	$(177,454)	(2,552)	$(27,350)

*	Not shown due to rounding.

250	ANNUAL REPORT	2020

	Ivy Managed International Opportunities Fund				Ivy Mid Cap Growth Fund
	Year ended 3-31-20		Year ended 3-31-19		Year ended 3-31-20		Year ended 3-31-19
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	686	$6,672	754	$8,126	6,168	$162,204	7,192	$178,788
Class B	1	9	2	26	15	306	56	1,133
Class C	25	245	49	503	1,190	26,013	1,895	39,349
Class E	—	—	—	—	71	1,818	70	1,689
Class I	2,928	29,233	3,429	38,299	18,654	526,865	30,715	816,068
Class N	7	71	5	58	3,126	89,494	10,416	277,816
Class R	1	7	1	8	568	14,322	1,050	25,819
Class Y	6	60	8	77	1,948	53,403	3,997	103,113
Shares issued in reinvestment of distributions to shareholders:
Class A	362	3,767	492	4,567	3,199	85,725	5,930	130,163
Class B	1	12	3	26	30	616	104	1,768
Class C	11	110	17	150	459	10,112	1,016	18,578
Class E	3	34	4	35	27	700	45	967
Class I	724	7,576	802	7,484	3,774	110,651	6,057	144,516
Class N	— *	5	— *	4	495	14,664	977	23,511
Class R	— *	3	— *	3	112	2,905	214	4,555
Class Y	1	12	4	40	437	12,329	888	20,443
Shares redeemed:
Class A	(1,769)	(17,628)	(1,818)	(19,652)	(12,966)	(338,808)	(13,832)	(342,931)
Class B	(20)	(194)	(33)	(362)	(476)	(9,662)	(379)	(7,308)
Class C	(101)	(984)	(95)	(1,001)	(3,670)	(79,454)	(3,081)	(63,665)
Class E	—	—	—	—	(73)	(1,886)	(77)	(1,850)
Class I	(2,829)	(28,532)	(5,535)	(62,865)	(26,473)	(761,516)	(27,373)	(723,405)
Class N	(6)	(64)	(1)	(15)	(3,391)	(98,392)	(6,412)	(166,841)
Class R	— *	(2)	(12)	(141)	(1,089)	(27,435)	(865)	(20,403)
Class Y	(42)	(429)	(14)	(155)	(4,321)	(117,780)	(4,044)	(104,729)
Net increase (decrease)	(11)	$(17)	(1,938)	$(24,785)	(12,186)	$(322,806)	14,559	$357,144

*	Not shown due to rounding.

2020	ANNUAL REPORT	251

	Ivy Mid Cap Income Opportunities Fund				Ivy Municipal Bond Fund
	Year ended 3-31-20		Year ended 3-31-19		Year ended 3-31-20		Year ended 3-31-19
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	3,288	$48,013	3,906	$54,037	3,895	$46,080	3,116	$35,662
Class B	N/A	N/A	N/A	N/A	— *	4	4	49
Class C	624	9,096	676	9,231	249	2,945	284	3,302
Class E	—	—	—	—	N/A	N/A	N/A	N/A
Class I	20,972	295,297	23,959	331,249	4,430	52,271	5,681	66,487
Class N	5,202	78,803	1,562	22,072	53	628	16	191
Class R	23	344	29	398	N/A	N/A	N/A	N/A
Class Y	506	7,183	765	10,603	2	24	6	71
Shares issued in reinvestment of distributions to shareholders:
Class A	213	3,027	295	4,010	1,000	11,819	1,274	14,795
Class B	N/A	N/A	N/A	N/A	1	15	3	32
Class C	16	232	25	340	27	323	45	517
Class E	—	—	—	—	N/A	N/A	N/A	N/A
Class I	843	11,910	700	9,538	753	8,901	957	11,118
Class N	130	1,800	153	2,093	1	15	1	12
Class R	1	9	1	10	N/A	N/A	N/A	N/A
Class Y	17	246	12	159	— *	2	— *	4
Shares redeemed:
Class A	(3,048)	(40,576)	(2,027)	(28,304)	(6,754)	(79,605)	(8,433)	(97,957)
Class B	N/A	N/A	N/A	N/A	(50)	(597)	(70)	(819)
Class C	(468)	(6,621)	(310)	(4,314)	(578)	(6,780)	(749)	(8,699)
Class E	—	—	—	—	N/A	N/A	N/A	N/A
Class I	(16,148)	(224,153)	(5,947)	(82,987)	(7,064)	(83,098)	(7,464)	(86,759)
Class N	(3,677)	(50,785)	(923)	(13,061)	(32)	(380)	(9)	(105)
Class R	(10)	(158)	(3)	(35)	N/A	N/A	N/A	N/A
Class Y	(363)	(4,761)	(197)	(2,758)	(12)	(141)	(6)	(68)
Net increase (decrease)	8,121	$128,906	22,676	$312,281	(4,079)	$(47,574)	(5,344)	$(62,167)

*	Not shown due to rounding.

252	ANNUAL REPORT	2020

	Ivy Municipal High Income Fund				Ivy Pzena International Value Fund
	Year ended 3-31-20		Year ended 3-31-19		Year ended 3-31-20		Year ended 3-31-19
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	16,941	$85,565	12,343	$61,636	232	$3,384	254	$4,400
Class B	38	194	35	174	— *	3	— *	4
Class C	1,285	6,493	1,113	5,565	6	82	12	182
Class E	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I	19,847	99,855	22,827	114,232	2,090	29,659	2,828	51,189
Class N	596	2,986	107	538	1,815	25,191	7,264	133,832
Class R	N/A	N/A	N/A	N/A	— *	1	— *	4
Class Y	273	1,375	218	1,100	12	182	14	237
Shares issued in reinvestment of distributions to shareholders:
Class A	3,883	19,615	4,664	23,344	95	1,498	619	8,990
Class B	16	83	33	165	— *	1	3	40
Class C	459	2,317	703	3,517	1	18	13	176
Class E	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I	2,978	15,047	3,640	18,218	160	2,572	751	11,166
Class N	9	47	3	17	180	2,907	815	12,147
Class R	N/A	N/A	N/A	N/A	— *	— *	— *	1
Class Y	47	236	69	346	2	24	14	202
Shares redeemed:
Class A	(28,107)	(141,166)	(29,415)	(147,203)	(1,294)	(18,862)	(1,164)	(19,794)
Class B	(643)	(3,247)	(653)	(3,271)	(14)	(179)	(16)	(245)
Class C	(6,681)	(33,652)	(8,872)	(44,418)	(60)	(804)	(58)	(925)
Class E	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I	(32,361)	(162,121)	(46,878)	(234,771)	(1,905)	(28,528)	(1,585)	(27,207)
Class N	(509)	(2,383)	(30)	(149)	(1,425)	(21,737)	(1,244)	(20,850)
Class R	N/A	N/A	N/A	N/A	— *	(5)	— *	(4)
Class Y	(508)	(2,570)	(1,014)	(5,096)	(66)	(1,008)	(27)	(459)
Net increase (decrease)	(22,437)	$(111,326)	(41,107)	$(206,056)	(171)	$(5,601)	8,493	$153,086

*	Not shown due to rounding.

2020	ANNUAL REPORT	253

	Ivy Securian Core Bond Fund				Ivy Small Cap Core Fund
	Year ended 3-31-20		Year ended 3-31-19		Year ended 3-31-20		Year ended 3-31-19
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	6,721	$73,422	4,143	$43,270	1,267	$21,736	1,974	$37,540
Class B	15	162	15	157	3	48	28	437
Class C	700	7,690	286	2,971	214	3,128	609	10,089
Class E	135	1,472	39	408	—	—	—	—
Class I	36,753	400,806	23,876	249,518	9,082	163,374	10,079	206,426
Class N	8,227	88,382	2,355	24,608	1,408	25,767	2,408	51,136
Class R	15	167	33	342	461	7,719	483	9,199
Class T	N/A	N/A	N/A	N/A	—	—	—	—
Class Y	640	7,023	137	1,428	158	2,848	442	9,132
Shares issued in reinvestment of distributions to shareholders:
Class A	583	6,350	496	5,181	62	1,109	1,379	21,381
Class B	3	34	5	53	1	10	24	292
Class C	28	310	27	282	16	237	354	4,669
Class E	12	124	10	107	— *	— *	2	25
Class I	2,373	25,826	1,729	18,068	172	3,346	2,471	41,739
Class N	567	6,175	522	5,454	32	627	509	8,662
Class R	4	43	3	35	8	138	123	1,896
Class T	N/A	N/A	N/A	N/A	—	—	—	—
Class Y	24	266	14	141	3	59	106	1,737
Shares redeemed:
Class A	(4,887)	(52,958)	(7,048)	(73,603)	(2,745)	(46,197)	(3,196)	(60,730)
Class B	(111)	(1,204)	(142)	(1,487)	(79)	(1,068)	(101)	(1,491)
Class C	(591)	(6,433)	(619)	(6,465)	(839)	(12,111)	(652)	(10,266)
Class E	(80)	(876)	(89)	(931)	—	—	—	—
Class I	(23,360)	(254,265)	(20,371)	(212,552)	(9,046)	(166,257)	(8,053)	(158,857)
Class N	(6,440)	(70,252)	(11,016)	(114,967)	(1,437)	(27,032)	(881)	(17,488)
Class R	(29)	(318)	(67)	(707)	(287)	(4,734)	(209)	(3,565)
Class T	N/A	N/A	N/A	N/A	—	—	—	—
Class Y	(200)	(2,192)	(106)	(1,112)	(535)	(9,710)	(599)	(12,070)
Net increase (decrease)	21,102	$229,754	(5,768)	$(59,801)	(2,081)	$(36,963)	7,300	$139,893

*	Not shown due to rounding.

254	ANNUAL REPORT	2020

	Ivy Small Cap Growth Fund				Ivy Value Fund
	Year ended 3-31-20		Year ended 3-31-19		Year ended 3-31-20		Year ended 3-31-19
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	5,084	$86,257	7,776	$144,337	1,241	$28,140	1,715	$40,059
Class B	11	125	26	349	1	23	3	74
Class C	591	7,657	1,434	20,999	54	1,182	131	2,861
Class E	68	1,152	87	1,553	—	—	—	—
Class I	11,100	258,381	19,183	462,205	11,636	256,132	5,757	136,936
Class N	4,299	100,278	3,129	78,612	1,644	34,730	1,411	33,430
Class R	649	10,731	1,132	20,406	— *	4	— *	— *
Class T	—	—	—	—	N/A	N/A	N/A	N/A
Class Y	1,161	25,255	2,268	52,864	5	115	7	166
Shares issued in connection with merger:
Class A	N/A	N/A	5,485	91,848	N/A	N/A	N/A	N/A
Class B	N/A	N/A	103	1,174	N/A	N/A	N/A	N/A
Class C	N/A	N/A	574	7,421	N/A	N/A	N/A	N/A
Class E	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I	N/A	N/A	3,479	79,173	N/A	N/A	N/A	N/A
Class N	N/A	N/A	215	4,925	N/A	N/A	N/A	N/A
Class R	N/A	N/A	35	580	N/A	N/A	N/A	N/A
Class T	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class Y	N/A	N/A	53	1,125	N/A	N/A	N/A	N/A
Shares issued in reinvestment of distributions to shareholders:
Class A	4,004	66,672	8,709	142,319	1,312	30,906	972	21,040
Class B	38	418	131	1,466	5	112	5	103
Class C	472	5,884	1,183	14,937	43	968	41	849
Class E	43	704	90	1,449	1	19	1	12
Class I	2,104	48,807	3,991	88,598	2,229	52,758	1,705	37,213
Class N	352	8,224	685	15,313	526	12,483	431	9,472
Class R	246	3,983	528	8,432	— *	— *	— *	1
Class T	—	—	—	—	N/A	N/A	N/A	N/A
Class Y	294	6,345	761	15,825	— *	8	1	11
Shares redeemed:
Class A	(13,645)	(229,276)	(13,154)	(238,411)	(3,272)	(73,976)	(4,166)	(98,487)
Class B	(362)	(4,175)	(345)	(4,385)	(32)	(672)	(50)	(1,092)
Class C	(2,609)	(33,720)	(3,132)	(45,447)	(231)	(4,987)	(312)	(6,866)
Class E	(93)	(1,571)	(78)	(1,397)	—	—	—	—
Class I	(15,266)	(351,902)	(12,007)	(281,732)	(8,452)	(193,330)	(7,645)	(181,430)
Class N	(2,588)	(60,031)	(1,960)	(46,770)	(1,642)	(38,578)	(2,054)	(49,910)
Class R	(1,436)	(23,402)	(883)	(15,558)	— *	(12)	— *	— *
Class T	—	—	—	—	N/A	N/A	N/A	N/A
Class Y	(2,609)	(56,515)	(2,743)	(62,448)	(12)	(277)	(24)	(484)
Net increase (decrease)	(8,092)	$(129,719)	26,755	$559,762	5,056	$105,748	(2,071)	$(56,042)

*	Not shown due to rounding.

13.	COMMITMENTS ($ amounts in thousands)

Bridge loan commitments may obligate a Fund to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income is included in interest income on the Statement of Operations. At March 31, 2020, there were no outstanding bridge loan commitments.

2020	ANNUAL REPORT	255

14.	FEDERAL INCOME TAX MATTERS ($ amounts in thousands)

For Federal income tax purposes, cost of investments owned at March 31, 2020 and the related unrealized appreciation (depreciation) were as follows:

Fund	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Unrealized Appreciation (Depreciation)
Ivy Core Equity Fund	$3,033,084	$574,268	$266,668	$307,600
Ivy Emerging Markets Equity Fund	1,247,257	244,394	143,167	101,227
Ivy Global Bond Fund	446,558	9,191	46,383	(37,192)
Ivy Global Equity Income Fund	583,506	48,292	85,591	(37,299)
Ivy Global Growth Fund	637,330	156,114	56,924	99,190
Ivy Government Money Market Fund	194,149	—	—	—
Ivy High Income Fund	4,871,821	39,369	1,295,537	(1,256,168)
Ivy International Core Equity Fund	3,284,669	135,563	701,187	(565,624)
Ivy Large Cap Growth Fund	2,632,436	1,582,428	191,341	1,391,087
Ivy Limited-Term Bond Fund	1,117,177	22,920	13,660	9,260
Ivy Managed International Opportunities Fund	171,000	5,209	38,399	(33,190)
Ivy Mid Cap Growth Fund	3,158,829	1,200,396	405,255	795,141
Ivy Mid Cap Income Opportunities Fund	704,635	51,639	148,535	(96,896)
Ivy Municipal Bond Fund	701,767	55,603	1,503	54,100
Ivy Municipal High Income Fund	1,091,849	45,853	97,941	(52,088)
Ivy Pzena International Value Fund	296,963	4,766	96,979	(92,213)
Ivy Securian Core Bond Fund	1,148,126	21,709	57,830	(36,121)
Ivy Small Cap Core Fund	603,633	25,571	114,634	(89,063)
Ivy Small Cap Growth Fund	1,697,980	465,014	256,532	208,482
Ivy Value Fund	1,052,924	63,482	205,348	(141,866)

For Federal income tax purposes, the Funds’ undistributed earnings and profit for the year ended March 31, 2020 and the post-October and late-year ordinary activity were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Tax Return of Capital	Post- October Capital Losses Deferred	Late-Year Ordinary Losses Deferred
Ivy Core Equity Fund	$6,316	$83,801	$—	$10,379	$1,430
Ivy Emerging Markets Equity Fund	94	—	—	—	—
Ivy Global Bond Fund	1,661	—	—	—	—
Ivy Global Equity Income Fund	934	—	—	3,557	—
Ivy Global Growth Fund	87	—	—	—	205
Ivy Government Money Market Fund	38	—	—	—	—
Ivy High Income Fund	1,685	—	—	—	—
Ivy International Core Equity Fund	8,192	—	—	—	—
Ivy Large Cap Growth Fund	1,131	130,277	—	30,381	418
Ivy Limited-Term Bond Fund	214	—	—	—	—
Ivy Managed International Opportunities Fund	—	—	—	71	68
Ivy Mid Cap Growth Fund	10,038	344,460	—	—	—
Ivy Mid Cap Income Opportunities Fund	1,147	—	—	—	—
Ivy Municipal Bond Fund	271	—	—	—	—
Ivy Municipal High Income Fund	429	—	—	—	—
Ivy Pzena International Value Fund	707	—	—	—	—
Ivy Securian Core Bond Fund	10,365	5,799	—	—	—
Ivy Small Cap Core Fund	—	—	—	12,481	19
Ivy Small Cap Growth Fund	—	—	—	14,309	10,835
Ivy Value Fund	9,852	20,782	—	—	—

Internal Revenue Code regulations permit each Fund to elect to defer into its next fiscal year capital losses and certain specified ordinary items incurred between each November 1 and the end of its fiscal year. Each Fund is also permitted to defer into its next fiscal certain ordinary losses that generated between each January 1 and the end of its fiscal year.

256	ANNUAL REPORT	2020

The tax character of dividends and distributions paid during the two fiscal years ended March 31, 2020 and 2019 were as follows:

	March 31, 2020		March 31, 2019
Fund	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains
Ivy Core Equity Fund	$42,846	$358,060	$95,825	$452,279
Ivy Emerging Markets Equity Fund	19,112	—	18,100	—
Ivy Global Bond Fund	10,099	—	15,333	753
Ivy Global Equity Income Fund	20,048	7,043	25,953	101,951
Ivy Global Growth Fund	3,023	7,161	2,944	95,503
Ivy Government Money Market Fund	2,010	—	2,100	—
Ivy High Income Fund	331,250	—	367,093	—
Ivy International Core Equity Fund	115,075	—	142,547	381,481
Ivy Large Cap Growth Fund	71,172	469,944	4,822	412,797
Ivy Limited-Term Bond Fund	23,830	—	27,338	—
Ivy Managed International Opportunities Fund	3,662	8,130	2,892	9,751
Ivy Mid Cap Growth Fund	31,042	217,196	—	362,929
Ivy Mid Cap Income Opportunities Fund	15,322	2,617	9,626	7,549
Ivy Municipal Bond Fund	23,050	—	28,969	—
Ivy Municipal High Income Fund	44,805	—	55,561	—
Ivy Pzena International Value Fund	7,122	—	2,697	30,547
Ivy Securian Core Bond Fund	37,421	3,152	31,153	—
Ivy Small Cap Core Fund	948	4,692	17,069	69,971
Ivy Small Cap Growth Fund	—	146,183	13,018	287,118
Ivy Value Fund	21,440	78,072	12,119	57,925

(1)	Includes short-term capital gains distributed, if any.

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Accumulated capital losses represent net capital loss carryovers as of March 31, 2020 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of March 31, 2020, the capital loss carryovers were as follows:

Fund	Short-Term Capital Loss Carryover	Long-Term Capital Loss Carryover
Ivy Core Equity Fund	$—	$—
Ivy Emerging Markets Equity Fund	272,915	46,592
Ivy Global Bond Fund	42,040	12,101
Ivy Global Equity Income Fund	—	—
Ivy Global Growth Fund	7,512	—
Ivy Government Money Market Fund	—	—
Ivy High Income Fund	156,882	769,730
Ivy International Core Equity Fund	156,309	205,302
Ivy Large Cap Growth Fund	—	—
Ivy Limited-Term Bond Fund	5,798	15,111
Ivy Managed International Opportunities Fund	161	240
Ivy Mid Cap Growth Fund	—	—
Ivy Mid Cap Income Opportunities Fund	2,729	9,788
Ivy Municipal Bond Fund	8,159	189
Ivy Municipal High Income Fund	5,748	23,653
Ivy Pzena International Value Fund	1,016	—
Ivy Securian Core Bond Fund	—	—
Ivy Small Cap Core Fund	—	—
Ivy Small Cap Growth Fund	—	—
Ivy Value Fund	—	—

2020	ANNUAL REPORT	257

Ivy Asset Strategy New Opportunities Fund was merged into Ivy Emerging Markets Equity Fund as of March 17, 2014. At the time of the merger, Ivy Asset Strategy New Opportunities Fund had capital loss carryovers available to offset future gains of the Ivy Emerging Markets Equity Fund. These carryovers are annually limited to $7,827 plus any unused limitations from prior years.

Waddell & Reed Advisors Global Bond Fund was merged into Ivy Global Bond Fund as of October 16, 2017. Due to the merger, Ivy Global Bond Fund’s capital loss carryovers available to offset future gains are annually limited to $3,530 plus any unused limitations from prior years.

Waddell & Reed Advisors High Income Fund was merged into Ivy High Income Fund as of February 26, 2018. At the time of the merger, Waddell & Reed Advisors High Income Fund had capital loss carryovers available to offset future gains of the Ivy High Income Fund. These carryovers are annually limited to $32,329 plus any unused limitations from prior years.

Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences are due to differing treatments for items such as deferral of wash sales, post-October losses, late-year ordinary losses, foreign currency transactions, net operating losses, income from passive foreign investment companies (PFICs) and partnership transactions. At March 31, 2020, the following reclassifications were made:

Fund	Accumulated Earnings Gain (Loss)	Paid-In Capital
Ivy Core Equity Fund	$(75,832)	$75,832
Ivy Emerging Markets Equity Fund	7	(7)
Ivy Global Bond Fund	—	—
Ivy Global Equity Income Fund	—	—
Ivy Global Growth Fund	—	—
Ivy Government Money Market Fund	—	—
Ivy High Income Fund	— *	— *
Ivy International Core Equity Fund	—	—
Ivy Large Cap Growth Fund	(80,409)	80,409
Ivy Limited-Term Bond Fund	—	—
Ivy Managed International Opportunities Fund	10	(10)
Ivy Mid Cap Growth Fund	(39,847)	39,847
Ivy Mid Cap Income Opportunities Fund	—	—
Ivy Municipal Bond Fund	—	—
Ivy Municipal High Income Fund	(47)	47
Ivy Pzena International Value Fund	—	—
Ivy Securian Core Bond Fund	—	—
Ivy Small Cap Core Fund	337	(337)
Ivy Small Cap Growth Fund	21,173	(21,173)
Ivy Value Fund	(11,385)	11,385

*	Not shown due to rounding.

258	ANNUAL REPORT	2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	IVY FUNDS

To the Shareholders and Board of Trustees of Ivy Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Ivy Core Equity Fund, Ivy Emerging Markets Equity Fund, Ivy Global Bond Fund, Ivy Global Equity Income Fund, Ivy Global Growth Fund, Ivy Government Money Market Fund, Ivy High Income Fund, Ivy International Core Equity Fund, Ivy Large Cap Growth Fund, Ivy Limited-Term Bond Fund, Ivy Managed International Opportunities Fund, Ivy Mid Cap Growth Fund, Ivy Mid Cap Income Opportunities Fund, Ivy Municipal Bond Fund, Ivy Municipal High Income Fund, Ivy Pzena International Value Fund, Ivy Securian Core Bond Fund, Ivy Small Cap Core Fund, Ivy Small Cap Growth Fund, and Ivy Value Fund, each a series of Ivy Funds (the “Funds”), including the schedules of investments, as of March 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of March 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Kansas City, Missouri

May 18, 2020

We have served as the auditor of one or more Waddell & Reed investment companies since 1997.

2020	ANNUAL REPORT	259

INCOME TAX INFORMATION	IVY FUNDS

(UNAUDITED)

The Funds hereby designate the following amounts of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations or as qualified dividend income for individuals for the tax period ended March 31, 2020:

	Dividends Received Deduction for Corporations	Qualified Dividend Income for Individuals
Ivy Core Equity Fund	$42,847,008	$42,847,008
Ivy Emerging Markets Equity Fund	—	23,793,586
Ivy Global Bond Fund	—	39,216
Ivy Global Equity Income Fund	8,266,882	18,287,196
Ivy Global Growth Fund	3,023,032	3,023,032
Ivy Government Money Market Fund	—	—
Ivy High Income Fund	—	—
Ivy International Core Equity Fund	—	131,371,676
Ivy Large Cap Growth Fund	32,947,432	33,457,390
Ivy Limited-Term Bond Fund	—	—
Ivy Managed International Opportunities Fund	290,932	4,098,565
Ivy Mid Cap Growth Fund	19,641,544	20,879,140
Ivy Mid Cap Income Opportunities Fund	15,322,498	15,322,498
Ivy Municipal Bond Fund	—	—
Ivy Municipal High Income Fund	—	—
Ivy Pzena International Value Fund	21,371	6,926,215
Ivy Securian Core Bond Fund	—	—
Ivy Small Cap Core Fund	948,859	948,859
Ivy Small Cap Growth Fund	—	—
Ivy Value Fund	19,401,029	19,422,338

Ivy Municipal Bond Fund and Ivy Municipal High Income Fund hereby designate $22,281,932 and $44,071,930, respectively, of the dividends declared from net investment income as exempt from federal income tax for the tax period ending March 31, 2020.

The Funds hereby designate the following amounts as distributions of long-term capital gains:

Ivy Core Equity Fund	$391,243,760
Ivy Emerging Markets Equity Fund	—
Ivy Global Bond Fund	—
Ivy Global Equity Income Fund	7,043,299
Ivy Global Growth Fund	7,161,282
Ivy Government Money Market Fund	—
Ivy High Income Fund	—
Ivy International Core Equity Fund	—
Ivy Large Cap Growth Fund	512,305,807
Ivy Limited-Term Bond Fund	—
Ivy Managed International Opportunities Fund	8,129,055
Ivy Mid Cap Growth Fund	257,042,599
Ivy Mid Cap Income Opportunities Fund	2,616,590
Ivy Municipal Bond Fund	—
Ivy Municipal High Income Fund	—
Ivy Pzena International Value Fund	—
Ivy Securian Core Bond Fund	3,151,738
Ivy Small Cap Core Fund	4,691,737
Ivy Small Cap Growth Fund	146,182,769
Ivy Value Fund	88,428,864

Income from Ivy Municipal Bond Fund and Ivy Municipal High Income Fund may be subject to the alternative minimum tax. Shareholders are advised to consult with their tax advisors concerning the tax treatment of dividends and distributions from all the Funds.

260	ANNUAL REPORT	2020

The funds utilized the following earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction:

Fund
Ivy Core Equity Fund	$33,184,000
Ivy Emerging Markets Equity Fund	—
Ivy Global Bond Fund	—
Ivy Global Equity Income Fund	—
Ivy Global Growth Fund	—
Ivy Government Money Market Fund	—
Ivy High Income Fund	—
Ivy International Core Equity Fund	—
Ivy Large Cap Growth Fund	42,362,000
Ivy Limited-Term Bond Fund	—
Ivy Managed International Opportunities Fund	—
Ivy Mid Cap Growth Fund	39,847,000
Ivy Mid Cap Income Opportunities Fund	—
Ivy Municipal Bond Fund	—
Ivy Municipal High Income Fund	—
Ivy Pzena International Value Fund	—
Ivy Securian Core Bond Fund	—
Ivy Small Cap Core Fund	—
Ivy Small Cap Growth Fund	—
Ivy Value Fund	10,357,000

Internal Revenue Code regulations permit each qualifying Fund to elect to pass through a foreign tax credit to shareholders with respect to foreign taxes paid by the Fund. As of March 31, 2020, the Funds hereby designate the following as a foreign tax credit from the taxes paid on income derived from sources within foreign countries or possession of the United States:

	Foreign Tax Credit	Foreign Derived Income
Ivy Emerging Markets Equity Fund	$5,009,276	$41,324,744
Ivy Global Equity Income Fund	1,818,389	17,553,324
Ivy International Core Equity Fund	8,432,715	110,965,490
Ivy Managed International Opportunities Fund	439,852	3,536,644
Ivy Pzena International Value Fund	689,931	8,452,514

Shareholders are advised to consult with their tax advisors concerning the tax treatment of dividends and distributions from all the Funds.

The tax status of dividends paid and the pass-through of foreign taxes paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

2020	ANNUAL REPORT	261

BOARD OF TRUSTEES AND OFFICERS	IVY FUNDS

(UNAUDITED)

Each of the individuals listed below serves as a trustee for the Trust (45 portfolios), and for the rest of the funds within the Fund Complex, which also includes, in addition to the Trust, InvestEd Portfolios (“InvestEd”) (6 portfolios), the Ivy High Income Opportunities Fund (a closed-end fund) (“IVH”) and Ivy Variable Insurance Portfolios (“Ivy VIP”) (28 Portfolios).

Board members who are not “interested persons” of the Trust as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”) constitute at least 75% of the Board.

Joseph Harroz, Jr. serves as Independent Chairman of the Trust’s Board and of the Board of Trustees of the other funds in the Fund Complex. Subject to the Trustee Emeritus and Retirement Policy, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

The Statement of Additional Information (“SAI”) for the Trust includes additional information about the Trust’s Trustees. The SAI is available without charge, upon request by calling 1.888.923.3355. It is also available on the Ivy Investments website, www.ivyinvestments.com.

Independent Trustees

The following table provides information regarding each Independent Trustee.

Name, Address and Year of Birth	Position Held with The Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 1947	Trustee	2017	Emeritus Dean and Professor of Law, Washburn University School of Law (1973 to present).	80	Director, Kansas Legal Services for Prisoners, Inc. (non-profit community service); Director, U.S. Alliance Corporation and wholly-owned subsidiaries: U.S. Alliance Life and Security Company-Montana and Dakota Capital Life Insurance Company (Insurance) (2009 to present); Director, Kansas Appleseed, Inc. (non-profit community service) (2007 to present); Trustee, Waddell & Reed Advisors Funds (WRA Funds) (1997-2018); Trustee, Ivy NextShares (2017-2019); Trustee, Ivy VIP (1997 to present) (28 portfolios overseen); Trustee, InvestEd (2001 to present) (6 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2017 to present) (1 portfolio overseen).

262	ANNUAL REPORT	2020

2020	ANNUAL REPORT	263

Name, Address and Year of Birth	Position Held with The Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
H. Jeffrey Dobbs 6300 Lamar Avenue Overland Park, KS 66202 1955	Trustee	2019	Global Sector Chairman, Industrial Manufacturing, KPMG LLP (2010-2015).	80	Director, Valparaiso University (2012 to present); Director, TechAccel LLC (2015 to present) (Tech R&D); Board Member, Kansas City Repertory Theatre (2015 to present); Board Member, PatientsVoices, Inc. (technology) (2018 to present); Board Member, Kansas City Campus for Animal Care (2018 to present); Director, National Association of Manufacturers (2010-2015); Director, The Children’s Center (2003-2015); Director, Metropolitan Affairs Coalition (2003-2015); Director, Michigan Roundtable for Diversity and Inclusion (2003-2015); Trustee, Ivy NextShares (2019); Trustee, Ivy VIP (2019 to present) (28 portfolios overseen); Trustee, InvestEd (2019 to present) (6 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2019 to present) (1 portfolio overseen).
James D. Gressett 6300 Lamar Avenue Overland Park, KS 66202 1950	Trustee	2002	Chief Executive Officer (CEO) of CalPac Pizza LLC (2011 to present); CEO of CalPac Pizza II LLC (2012 to present); CEO of PacPizza LLC (Pizza Hut franchise) (2000 to present); Member/CEO, Southern Pac Pizza LLC (2013 to present); Partner, Century Bridge Partners (real estate investments) (2007 to present); Manager, Hartley Ranch Angus Beef, LLC (2013 to present); President, Penn Capital Corp. (1995 to present); Partner, Penn Capital Partners (1999 to present); Partner, 1788 Chicken, LLC (Food Franchise) (2016 to present).	80	Member/Secretary, The Metochoi Group LLC (1999 to present); Member/Chairman, Idea Homes LLC (homebuilding and development) (2013 to present); Trustee, WRA Funds (2017-2018); Trustee, Ivy NextShares (2016-2019); Trustee, Ivy VIP (2017 to present) (28 portfolios overseen); Trustee, InvestEd (2017 to present) (6 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen).

Name, Address and Year of Birth	Position Held with The Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee Independent Chairman	1998 2006	Interim President (2019 to present), Vice President (2010-2019) and Dean (2010-2019), College of Law, University of Oklahoma; Managing Member, Harroz Investments, LLC, (commercial enterprises) (1998 to present).	80	Director and Shareholder, Valliance Bank (2007 to present); Director, Foundation Healthcare (formerly Graymark HealthCare) (2008-2017); Trustee, The Mewbourne Family Support Organization (2006 to present) (non-profit); Independent Director, LSQ Manager, Inc. (real estate) (2007-2016); Director, Oklahoma Foundation for Excellence (non-profit) (2008 to present); Independent Chairman and Trustee, WRA Funds (Independent Chairman: 2015-2018; Trustee: 1998-2018); Independent Chairman and Trustee, Ivy NextShares (2016-2019); Independent Chairman and Trustee, Ivy VIP (Independent Chairman: 2015 to present; Trustee: 1998 to present) (28 portfolios overseen); Independent Chairman and Trustee, InvestEd (Independent Chairman: 2015 to present; Trustee: 2001 to present) (6 portfolios overseen); Independent Chairman and Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen).
Glendon E. Johnson, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1951	Trustee	2002	Of Counsel, Lee & Smith, PC (law firm, emphasis on finance, securities, mergers and acquisitions law) (1996-2019); Owner and Manager, Castle Valley Ranches, LLC (ranching) and Castle Valley Outdoors, LLC (outdoor recreation) (1995 to present); Formerly, Partner, Kelly, Drye & Warren LLP (law firm) (1989-1996); Partner, Lane & Edson PC (law firm) (1987-1989).	80	Director, Thomas Foundation for Cancer Research (non-profit) (2005 to present); Director, Warriors Afield Legacy Foundation (non-profit) (2014 to present); Trustee, WRA Funds (2017-2018); Trustee, Ivy NextShares (2016-2019); Trustee, Ivy VIP (2017 to present) (28 portfolios overseen); Trustee, InvestEd (2017 to present) (6 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen).

264	ANNUAL REPORT	2020

Name, Address and Year of Birth	Position Held with The Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
Sandra A.J. Lawrence 6300 Lamar Avenue Overland Park, KS 66202 1957	Trustee	2019	Retired, formerly, Chief Administrative Officer, Children’s Mercy Hospitals and Clinics (2016-2019); CFO, Children’s Mercy Hospitals and Clinics (2005-2016).	80	Director, Hall Family Foundation (1993 to present); Director, Westar Energy (2004-2018); Trustee, Nelson-Atkins Museum of Art (non-profit) (2007 to present); Director, Turn the Page KC (non-profit) (2012-2016); Director, Kansas Metropolitan Business and Healthcare Coalition (non-profit) (2017-2019); Director, National Association of Corporate Directors (non-profit) (2017 to present); Director, American Shared Hospital Services (2017 to present); Director, Evergy, Inc., Kansas City Power & Light Company, KCP&L Greater Missouri Operations Company, Westar Energy, Inc. and Kansas Gas and Electric Company (related utility companies) (2018 to present); Director, Stowers (research) (2018); Trustee, Ivy NextShares (2019); Trustee, Ivy VIP (2019 to present) (28 portfolios overseen); Trustee, InvestEd (2019 to present) (6 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2019 to present) (1 portfolio overseen).
Frank J. Ross, Jr. Polsinelli PC 900 West 48th Place Suite 900 Kansas City, MO 64112 1953	Trustee	2017	Shareholder/Director, Polsinelli PC (law firm) (1980 to present).	80	Trustee, WRA Funds (1996-2018); Trustee, Ivy NextShares (2017-2019); Trustee, Ivy VIP (1996 to present) (28 portfolios overseen); Trustee, InvestEd (2001 to present) (6 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2017 to present) (1 portfolio overseen).

2020	ANNUAL REPORT	265

Name, Address and Year of Birth	Position Held with The Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
Michael G. Smith 6300 Lamar Avenue Overland Park, KS 66202 1944	Trustee	2002	Retired; formerly, with Merrill Lynch as Managing Director of Global Investor Client Strategy (1996-1998), Head of Regional Institutional Sales (1995-1996) and of U.S. Central Region (1986-1995, 1999).	80	Director, Executive Board, Cox Business School, Southern Methodist University (1998-2019); Lead Director, Northwestern Mutual Funds (2003-2017) (29 portfolios overseen); Director, CTMG, Inc. (clinical testing) (2008-2015); Trustee, WRA Funds (2017-2018); Trustee, Ivy NextShares (2016-2019); Trustee, Ivy VIP (2017 to present) (28 portfolios overseen); Trustee, InvestEd (2017 to present) (6 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen).
Edward M. Tighe 6300 Lamar Avenue Overland Park, KS 66202 1942	Trustee	1999	Retired; formerly, CEO and Director of Asgard Holdings, LLC (computer network and security services) (2002-2004); President, Citco Technology Management (1995-2000); CEO, Global Mutual Fund Services (1993-2000); Sr. Vice President, Templeton Global Investors (1988-1992).	80	Trustee, Hansberger Institutional Funds (2000-2007); Director, The Research Coast Principium Foundation, Inc. (non-profit) (2012-2015); Trustee, WRA Funds (2017-2018); Trustee, Ivy NextShares (2016-2019); Trustee, Ivy VIP (2017 to present) (28 portfolios overseen); Trustee, InvestEd (2017 to present) (6 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen).

266	ANNUAL REPORT	2020

Interested Trustees

Messrs. Herrmann and Sanders are “interested” by virtue of their current or former engagement as an officer of Waddell & Reed Financial, Inc. (“WDR”) or its wholly owned subsidiaries, including each Fund’s investment manager, Ivy Investment Management Company (“IICO”), each Fund’s principal underwriter, Ivy Distributors, Inc. (“IDI”), and each Fund’s shareholder servicing and accounting services agent, Waddell & Reed Services Company, doing business as WI Services Company (“WISC”), as well as by virtue of their personal ownership in shares of WDR.

Name, Address and Year of Birth	Position(s) Held With The Trust	Trustee/Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held
Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 1942	Trustee	1998	Retired, Non-Executive Chairman of the Board, WDR (2016-2018); Formerly Chairman, WDR (2010-2018); CEO, WDR (2005-2016); President, CEO and Chairman, IICO (2002-2016); President, CEO and Chairman, Waddell & Reed Investment Management Company (WRIMCO) (1993-2016); President of each of the funds in the Fund Complex (2001-2016).	80	Director, WDR, (1998 to present); Director, IICO (2002-2016); Director, WRIMCO (1991-2016); Director, WISC (2001-2016); Director, W&R Capital Management Group, Inc. (2008-2016); Director, Waddell & Reed (1993-2016); Director, Blue Cross Blue Shield of Kansas City (2007-2017); Trustee, WRA Funds (1998-2018); Trustee, Ivy NextShares (2016-2019); Trustee, Ivy VIP (1998 to present) (28 portfolios overseen); Trustee, InvestEd (2001 to present) (6 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen).
Philip J. Sanders 6300 Lamar Avenue Overland Park, KS 66202 1959	Trustee	2019	CEO, WDR (2016 to present); President, CEO and Chairman, IICO (2016 to present); President, CEO and Chairman, WRIMCO (2016-2018); CIO, WDR (2011-2019); CIO, IICO (2010-2019); CIO, WRIMCO (2010-2018); President of each of the funds in the Fund Complex (2016 to present).	80	Trustee, Ivy NextShares (2019); Trustee, Ivy VIP (2019 to present) (28 portfolios overseen); Trustee, InvestEd (2019 to present) (6 portfolios overseen); Trustee, Ivy High Income Opportunities Fund, (2019 to present) (1 portfolio overseen).

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The Trust’s principal officers are:

Name, Address and Year of Birth	Position(s) Held With the Trust and Fund Complex	Officer of Trust Since	Officer of Fund Complex Since*	Principal Occupation(s) During Past 5 Years
Jennifer K. Dulski 6300 Lamar Avenue Overland Park, KS 66202 1980	Secretary	2017	2017	Secretary for each of the funds in the Fund Complex (2017 to present); Senior Vice President and Associate General Counsel of Waddell & Reed, IICO and IDI (2018 to present).

2020	ANNUAL REPORT	267

Name, Address and Year of Birth	Position(s) Held With the Trust and Fund Complex	Officer of Trust Since	Officer of Fund Complex Since*	Principal Occupation(s) During Past 5 Years
Joseph W. Kauten 6300 Lamar Avenue Overland Park, KS 66202 1969	Vice President Treasurer Principal Financial Officer	2008 2008 2008	2006 2006 2007	Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President and Treasurer of each of the funds in the Fund Complex (2006 to present); Principal Accounting Officer of each of the funds in the Fund Complex (2006-2017); Assistant Treasurer of each of the funds in the Fund Complex (2003-2006); Vice President of Waddell & Reed Services Company (“WRSCO”) (2007 to present).
Philip J. Sanders** 1959	President	2016	2016	CEO of WDR (2016 to present); President, CEO and Chairman of IICO (2016 to present) and WRIMCO (2016-2018); President of each of the funds in the Fund Complex (2016 to present); CIO of WDR (2011-2019); CIO of IICO (2010-2019) and WRIMCO (2010-2018).
Scott J. Schneider 6300 Lamar Avenue Overland Park, KS 66202 1968	Vice President Chief Compliance Officer	2008 2008	2006 2004	Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex; Vice President of IICO (2006 to present) and WRIMCO (2006-2018).
Philip A. Shipp 6300 Lamar Avenue Overland Park, KS 66202 1969	Assistant Secretary	2012	2012	Assistant Secretary of each of the funds in the Fund Complex (2012 to present); Vice President of Waddell & Reed and IDI (2010 to present).

* This is the date when the officer first became an officer of one or more of the funds that are the predecessors to current funds within Ivy Funds (each, a predecessor fund) (if applicable).

** Mr. Sanders was Vice President of the Trust since 2006, and of the other Trusts within the Fund Complex, until his appointment as President in 2016.

268	ANNUAL REPORT	2020

ANNUAL PRIVACY NOTICE	IVY FUNDS

(UNAUDITED)

The following privacy notice is issued by Ivy Funds (the “Funds”), Ivy Investment Management Company (“IICO”) and Ivy Distributors, Inc. (“IDI”).

Information Collected

We collect nonpublic personal information about you from your account application and other forms that you may deliver to us, and from your transactions with us and our affiliates. This is information that regulators consider necessary for the proper servicing of your account. In order to affect your transactions and service your account properly, we may disclose all of the information that we collect, as described above, to firms that assist us in servicing your account, such as our transfer agent.

Confidentiality of Information Collected

All records containing your nonpublic personal information are kept at our various service providers. These entities include IICO, IDI and our transfer agent and administrative services provider. We require these affiliates, and any non-affiliated service providers, to protect the confidentiality of your information and to use the information only for the purposes for which disclosure to them is made. The Funds, IICO, IDI and other service providers restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you and maintain physical, electronic, and procedural safeguards that comply with federal standards to maintain the security of your nonpublic personal information.

Disclosure of Information in Limited Circumstances

We do not disclose nonpublic personal information about present or former customers to nonaffiliated third parties, except as permitted or required by law. In connection with servicing your account, your nonpublic personal information may be shared among the entities named in this notice, their affiliates, and non-affiliates, including a transfer agent or other service companies. We will adhere to the policies and practices above for both current and former customers.

2020	ANNUAL REPORT	269

PROXY VOTING INFORMATION	IVY FUNDS

(UNAUDITED)

Proxy Voting Guidelines

A description of the policies and procedures Ivy Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.923.3355 and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through the Ivy Investments’ website at www.ivyinvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION	IVY FUNDS

Portfolio holdings can be found on the Trust’s website at www.ivyinvestments.com. Alternatively, a complete schedule of portfolio holdings of each Fund for the first and third quarters of each fiscal year is filed with the SEC and can be found on the Trust’s Form N-Q and/or Form NPORT-EX. These holdings may be viewed in the following ways:

•	On the SEC’s website at www.sec.gov.

•	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

TO ALL TRADITIONAL IRA PLANHOLDERS:	IVY FUNDS

As required by law, we are hereby providing notice to you that income tax may be withheld automatically from any distribution or withdrawal from a traditional IRA. A Fund is generally required to withhold taxes unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W–4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

HOUSEHOLDING NOTICE	IVY FUNDS

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Trust) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Call us at 888.923.3355.

Write to us at the following address: WI Services Company, P.O. Box 219722, Kansas City, Missouri 64121-9722.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

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274	ANNUAL REPORT	2020

THE IVY FUNDS FAMILY

Domestic Equity Funds

Ivy Accumulative Fund

Ivy Core Equity Fund

Ivy Large Cap Growth Fund

Ivy Mid Cap Growth Fund

Ivy Mid Cap Income Opportunities Fund

Ivy Small Cap Core Fund

Ivy Small Cap Growth Fund

Ivy Value Fund

Global/International Funds

Ivy Emerging Markets Equity Fund

Ivy Global Equity Income Fund

Ivy Global Growth Fund

Ivy International Small Cap Fund

Ivy International Core Equity Fund

Ivy Managed International Opportunities Fund

Ivy Pictet Emerging Markets Local Currency Debt Fund

Ivy Pzena International Value Fund

Index Funds

Ivy ProShares Interest Rate Hedged High Yield Index Fund

Ivy ProShares MSCI ACWI Index Fund

Ivy ProShares Russell 2000 Dividend Growers Index Fund

Ivy ProShares S&P 500 Bond Index Fund

Ivy ProShares S&P 500 Dividend Aristocrats Index Fund

Specialty Funds

Ivy Apollo Multi-Asset Income Fund

Ivy Asset Strategy Fund

Ivy Balanced Fund

Ivy Energy Fund

Ivy LaSalle Global Real Estate Fund

Ivy Natural Resources Fund

Ivy Science and Technology Fund

Ivy Securian Real Estate Securities Fund

Ivy Wilshire Global Allocation Fund

Fixed Income Funds

Ivy Apollo Strategic Income Fund

Ivy California Municipal High Income Fund

Ivy Corporate Bond Fund

Ivy Crossover Credit Fund

Ivy Global Bond Fund

Ivy Government Securities Fund

Ivy High Income Fund

Ivy Limited-Term Bond Fund

Ivy Municipal Bond Fund

Ivy Municipal High Income Fund

Ivy Pictet Targeted Return Bond Fund

Ivy PineBridge High Yield Fund

Ivy Securian Core Bond Fund

Money Market Funds

Ivy Cash Management Fund

Ivy Government Money Market Fund

1.888.923.3355

Visit us online at www.ivyinvestments.com

The Ivy Funds are managed by Ivy Investment Management Company and distributed by its subsidiary, Ivy Distributors, Inc.

Before investing, investors should consider carefully the investment objectives, risks, charges and expenses of a mutual fund. This and other important information is contained in the prospectus and summary prospectus, which may be obtained at www.ivyinvestments.com or from a financial advisor. Read it carefully before investing.

2020	ANNUAL REPORT	275

ANN-IVYFUNDS (3-20)

ITEM 2.    CODE OF ETHICS

(a)

As of March 31, 2020, the Registrant has adopted a code of ethics (the “Code”), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)

There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)

During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item’s instructions.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of the Registrant has determined that each of H. Jeffrey Dobbs, James D. Gressett and Edward M. Tighe is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Each of Mr. Dobbs, Mr. Gressett and Mr. Tighe is independent for purposes of Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

2019	$513,550
2020	526,500

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s annual financial statements and are not reported under paragraph (a) of this Item are as follows:

2019	$0
2020	0

These fees are related to the review of Form N-1A.

(c)	Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

2019	$208,873
2020	145,875

These fees are related to the review of the registrant’s tax returns.

(d)	All Other Fees

The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

2019	$199,009
2020	71,445

These fees are related to the review of internal control.

(e) (1)	Registrant’s audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5%

of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant’s investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e) (2)

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

$407,882 and $217,320 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $81,900 and $60,500 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	See Item 1 Shareholder Report.

(b)	Not Applicable.

ITEM 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

ITEM 11.     CONTROLS AND PROCEDURES.

(a)

The Registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant’s management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.     DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.     EXHIBITS.

(a)(1)   The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2)    A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b)    A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IVY FUNDS

(Registrant)

By	/s/ Jennifer K. Dulski
Jennifer K. Dulski, Secretary

Date:	June 5, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Philip J. Sanders
Philip J. Sanders, President and Principal Executive Officer

Date:	June 5, 2020

By	/s/ Joseph W. Kauten
Joseph W. Kauten, Vice President and Principal Financial Officer

Date:	June 5, 2020